TRANSAMERICA FUNDS

STATEMENT OF ADDITIONAL INFORMATION

March 1, 2011, as amended and restated August 31, 2011

570 Carillon Parkway

St. Petersburg, Florida 33716

Customer Service (888) 233-4339 (toll free)

TICKER SYMBOLS Classes
FUNDS	A	B	C	I	P	I2
TRANSAMERICA AEGON FLEXIBLE INCOME	IDITX	IFLBX	IFLLX	TFXIX	None	None
TRANSAMERICA AEGON HIGH YIELD BOND	IHIYX	INCBX	INCLX	THDIX	THYPX	None
TRANSAMERICA AEGON MONEY MARKET	IATXX	IBTXX	IMLXX	TAMXX	TAPXX	None
TRANSAMERICA AEGON SHORT-TERM BOND	ITAAX	None	ITACX	TSTIX	None	None
TRANSAMERICA AQR MANAGED FUTURES STRATEGY	None	None	None	None	None	None
TRANSAMERICA ASSET ALLOCATION - CONSERVATIVE PORTFOLIO[1]	ICLAX	ICLBX	ICLLX	TACIX	None	None
TRANSAMERICA ASSET ALLOCATION - GROWTH PORTFOLIO[2]	IAAAX	IAABX	IAALX	TAGIX	None	None
TRANSAMERICA ASSET ALLOCATION – MODERATE GROWTH PORTFOLIO[3]	IMLAX	IMLBX	IMLLX	TMGIX	None	None
TRANSAMERICA ASSET ALLOCATION - MODERATE PORTFOLIO[4]	IMOAX	IMOBX	IMOLX	TMMIX	None	None
TRANSAMERICA BLACKROCK GLOBAL ALLOCATION	None	None	None	None	None	None
TRANSAMERICA BLACKROCK LARGE CAP VALUE	None	None	None	None	None	None
TRANSAMERICA CLARION GLOBAL REAL ESTATE SECURITIES	None	None	None	None	None	TRSIX
TRANSAMERICA FIRST QUADRANT GLOBAL MACRO	None	None	None	None	None	None
TRANSAMERICA GOLDMAN SACHS COMMODITY STRATEGY	None	None	None	None	None	None
TRANSAMERICA HANSBERGER INTERNATIONAL VALUE	None	None	None	None	None	None
TRANSAMERICA ICAP SELECT EQUITY	None	None	None	None	None	None
TRANSAMERICA JENNISON GROWTH	None	None	None	None	None	TJNIX
TRANSAMERICA JPMORGAN CORE BOND	None	None	None	None	None	None
TRANSAMERICA JPMORGAN INTERNATIONAL BOND	None	None	None	None	None	None
TRANSAMERICA JPMORGAN LONG/SHORT STRATEGY	None	None	None	None	None	None
TRANSAMERICA JPMORGAN MID CAP VALUE	None	None	None	None	None	None
TRANSAMERICA LOGAN CIRCLE EMERGING MARKETS DEBT	EMTAX	None	EMTCX	EMTIX	None	None
TRANSAMERICA LOOMIS SAYLES BOND	None	None	None	None	None	None
TRANSAMERICA MFS INTERNATIONAL EQUITY	None	None	None	None	None	None
TRANSAMERICA MORGAN STANLEY CAPITAL GROWTH	IALAX	IACBX	ILLLX	TFOIX	TAFPX	None
TRANSAMERICA MORGAN STANLEY EMERGING MARKETS DEBT	None	None	None	None	None	None
TRANSAMERICA MORGAN STANLEY GROWTH OPPORTUNITIES	ITSAX	ITCBX	ITSLX	TGPIX	TGOPX	None
TRANSAMERICA MORGAN STANLEY MID-CAP GROWTH	None	None	None	None	None	None
TRANSAMERICA MORGAN STANLEY SMALL COMPANY GROWTH	None	None	None	None	None	None
TRANSAMERICA MULTI-MANAGED BALANCED	IBALX	IBABX	IBLLX	TBLIX	TABPX	None
TRANSAMERICA MULTI-MANAGER ALTERNATIVE STRATEGIES PORTFOLIO	IMUAX	None	IMUCX	TASIX	None	None
TRANSAMERICA MULTI-MANAGER INTERNATIONAL PORTFOLIO	IMNAX	IMNBX	IMNCX	TMUIX	None	None
TRANSAMERICA NEUBERGER BERMAN INTERNATIONAL	None	None	None	None	None	None
TRANSAMERICA OPPENHEIMER DEVELOPING MARKETS	None	None	None	None	None	None
TRANSAMERICA OPPENHEIMER SMALL- & MID-CAP VALUE	None	None	None	None	None	None
TRANSAMERICA PIMCO REAL RETURN TIPS	None	None	None	None	None	None
TRANSAMERICA PIMCO TOTAL RETURN	None	None	None	None	None	None
TRANSAMERICA SCHRODERS INTERNATIONAL SMALL CAP	None	None	None	None	None	None
TRANSAMERICA SYSTEMATIC SMALL/MID CAP VALUE	IIVAX	IIVBX	IIVLX	TSVIX	None	TSMVX
TRANSAMERICA THIRD AVENUE VALUE	None	None	None	None	None	None
TRANSAMERICA THORNBURG INTERNATIONAL VALUE	None	None	None	None	None	None
TRANSAMERICA TS&W INTERNATIONAL EQUITY	TRWAX	None	TRWCX	TSWIX	None	None
TRANSAMERICA UBS LARGE CAP VALUE	None	None	None	None	None	None
TRANSAMERICA WATER ISLAND ARBITRAGE STRATEGY	None	None	None	None	None	None
TRANSAMERICA WMC DIVERSIFIED EQUITY	TADAX	TADBX	TADCX	TDEIX	TADPX	None
TRANSAMERICA WMC DIVERSIFIED GROWTH[5]	ITQAX	ITQBX	ITQLX	TETYX	TAEPX	None
TRANSAMERICA WMC EMERGING MARKETS	None	None	None	None	None	TWMCX
TRANSAMERICA WMC QUALITY VALUE	TWQAX	None	TWQCX	TWQIX	None	TWQZX

Each of the funds listed above is a series of Transamerica Funds (“Transamerica Funds” or the “Trust”), an open-end management investment company that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). All funds, other than Transamerica AQR Managed Futures Strategy, Transamerica Clarion Global Real Estate Securities, Transamerica First Quadrant Global Macro, Transamerica Goldman Sachs Commodity Strategy, Transamerica JPMorgan International Bond, Transamerica Logan Circle Emerging Markets Debt, Transamerica Morgan Stanley Emerging Markets Debt, Transamerica PIMCO Real Return TIPS and Transamerica Third Avenue Value, are diversified.

This Statement of Additional Information (“SAI”) is not a prospectus, and should be read in conjunction with the prospectuses of Transamerica ICAP Select Equity and Transamerica Logan Circle Emerging Markets Debt dated August 31, 2011, as they may be supplemented or revised from time to time, the Class I2 prospectus of Transamerica Water Island Arbitrage Strategy dated May 1, 2011, as it may be supplemented or revised from time to time,and the Transamerica Funds prospectuses dated March 1, 2011, supplemented as of March 22, 2011, for each of the other funds and share classes, as they may be further supplemented or revised from time to time. This SAI is incorporated by reference into the prospectuses. The prospectuses and this SAI may be obtained free of charge by writing or calling Transamerica Funds at the above address or telephone number. This SAI sets forth information which may be of interest to shareholders, but which is not necessarily included in the funds’ prospectuses. Additional information about the funds’ investments is available in the funds’ Annual and Semi-Annual Reports to shareholders, and may be obtained free of charge by writing or calling Transamerica Funds at the above address or telephone number. The Annual Reports contain financial statements that are incorporated herein by reference.

1 CLASS R: ICVRX; 2 CLASS R: IGWRX; 3 CLASS R: IMGRX; 4 CLASS R: IMDRX; 5 CLASS T: IEQTX

INVESTMENT OBJECTIVES

The prospectuses discuss the investment objective of each of the funds and the policies each fund employs to achieve its objective. There can be no assurance that a fund will, in fact, achieve its objective. A fund’s investment objective may be changed by the Board of Trustees without shareholder approval. A change in the investment objective of a fund may result in the fund having an investment objective different from that which the shareholder deemed appropriate at the time of investment.

INVESTMENT POLICIES

FUNDAMENTAL INVESTMENT POLICIES

As indicated in each prospectus, each fund is subject to certain fundamental policies which as such may not be changed without shareholder approval. Shareholder approval would be the approval by the lesser of (i) more than 50% of the outstanding voting securities of a fund, or (ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of a fund are present or represented by proxy. Unless expressly designated as fundamental, all policies of each fund may be changed by Transamerica Funds’ Board of Trustees without shareholder approval. Each fund has adopted, as applicable, the following fundamental policies:

1.  Diversification

Each fund shall be a “diversified company” as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (except Transamerica AQR Managed Futures Strategy, Transamerica Clarion Global Real Estate Securities, Transamerica First Quadrant Global Macro, Transamerica Goldman Sachs Commodity Strategy, Transamerica JPMorgan International Bond, Transamerica Logan Circle Emerging Markets Debt, Transamerica Morgan Stanley Emerging Markets Debt, Transamerica PIMCO Real Return TIPS and Transamerica Third Avenue Value), and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Transamerica AQR Managed Futures Strategy, Transamerica Clarion Global Real Estate Securities, Transamerica First Quadrant Global Macro, Transamerica Goldman Sachs Commodity Strategy, Transamerica JPMorgan International Bond, Transamerica Logan Circle Emerging Markets Debt, Transamerica Morgan Stanley Emerging Markets Debt, Transamerica PIMCO Real Return TIPS and Transamerica Third Avenue Value are each currently a “non-diversified company” as that term is defined in the 1940 Act.

2.  Borrowing

Each fund may not borrow money, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

3.  Senior Securities

Each fund may not issue any senior security, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

4.  Underwriting Securities

Each fund may not act as an underwriter of securities within the meaning of the Securities Act of 1933, as amended (“1933 Act”), except as permitted under the 1933 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time. Among other things, to the extent that the fund may be deemed to be an underwriter within the meaning of the 1933 Act, each fund may act as an underwriter of securities in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment objective, investment policies and investment program.

5.  Real Estate

Each fund may not purchase or sell real estate or any interests therein, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time. Notwithstanding this limitation, a fund may, among other things, (i) acquire or lease office space for its own use; (ii) invest in securities of issuers that invest in real estate or interests therein; (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein; or (iv) hold and sell real estate acquired by the fund as a result of the ownership of securities.

6.  Making Loans

Each fund may not make loans, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

7.  Concentration of Investments

Each fund may not “concentrate” its investments in a particular industry or group of industries (except those funds listed below), except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction from time to time, provided that, without limiting the generality of the foregoing, this limitation will not apply to securities issued or guaranteed as to principal and/or interest by the U.S. Government, its agencies or instrumentalities.

In addition, with respect to Transamerica AQR Managed Futures Strategy, this limitation will not apply to (i) securities of other investment companies; or (ii) repurchase agreements collaterialized by securities issued or guaranteed as to principal and/or interest by the U.S. Government, its agencies or instrumentalities.

This restriction shall not apply to Transamerica Goldman Sachs Commodity Strategy’s counterparties in foreign currency transactions. Transamerica Goldman Sachs Commodity Strategy concentrates in the natural resources related industries.

Transamerica Clarion Global Real Estate Securities may concentrate in securities of issuers in the real estate industry.

Transamerica Water Island Arbitrage Strategy generally will not exceed 25% exposure to any industry as defined by the Global Industry Classification Standard (“GICS”). Industry exposure is calculated by summing the net long and/or short exposure of securities of companies by GICS industry within the fund.

8.  Commodities

Each fund may not purchase physical commodities or contracts relating to physical commodities, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

With respect to the fundamental policy relating to concentration set forth in (7) above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a fund that does not concentrate in an industry. The policy in (7) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; securities of foreign governments; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country. The policy also will be interpreted to give broad authority to a fund as to how to classify issuers within or among industries.

The funds’ fundamental policies are written and will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.

NON-FUNDAMENTAL POLICIES

Furthermore, certain funds have adopted the following non-fundamental policies, which may be changed by Transamerica Funds’ Board of Trustees of the fund without shareholder approval.

(A) Exercising Control or Management

Except for Transamerica Morgan Stanley Mid-Cap Growth and Transamerica Oppenheimer Small- & Mid-Cap Value, each fund may not invest in companies for the purposes of exercising control or management.

(B) Purchasing Securities on Margin

Transamerica AEGON Flexible Income, Transamerica AEGON High Yield Bond, Transamerica AEGON Money Market, Transamerica AEGON Short-Term Bond, Transamerica Clarion Global Real Estate Securities, Transamerica Jennison Growth, Transamerica MFS International Equity, Transamerica Morgan Stanley Emerging Markets Debt, Transamerica Morgan Stanley Small Company Growth, Transamerica PIMCO Real Return TIPS, Transamerica PIMCO Total Return, Transamerica UBS Large Cap Value and Transamerica WMC Diversified Growth may not purchase securities on margin, except to obtain such short-term credits as are necessary for the clearance of transactions in options, futures contracts, swaps and forward contracts and other derivative instruments, and provided that margin payments and other deposits made in connection with transactions in options, futures contracts, swaps and forward contracts and other derivative instruments shall not constitute purchasing securities on margin.

Transamerica BlackRock Large Cap Value may not purchase securities on margin, except (i) for use of short-term credit necessary for the clearance of purchases of portfolio securities; and (ii) it may make margin deposits in connection with the futures contracts or other permissible investments.

(C) Illiquid Securities

No fund may purchase any security if, as a result, more than 15% of its net assets would be invested in illiquid securities (10% with respect to Transamerica AEGON High Yield Bond and 5% with respect to Transamerica AEGON Money Market).

(D) Short Sales

Transamerica AEGON High Yield Bond, Transamerica AEGON Money Market, Transamerica AEGON Short-Term Bond, Transamerica BlackRock Large Cap Value, Transamerica MFS International Equity, Transamerica Morgan Stanley Emerging Markets Debt, Transamerica Morgan Stanley Small Company Growth, Transamerica PIMCO Real Return TIPS, Transamerica PIMCO Total Return, Transamerica UBS Large Cap Value and Transamerica WMC Diversified Growth may not sell securities short, except short sales “against the box.” A short sale against the box of a stock is where the seller actually owns or has the right to obtain at no additional cost the stock, but does not want to close out the position.

Transamerica AEGON Flexible Income, Transamerica Clarion Global Real Estate Securities, Transamerica Goldman Sachs Commodity Strategy and Transamerica Jennison Growth may not sell securities short, unless they own or have the right to obtain securities equivalent in kind and amount to the securities sold short and provided that transactions in options, futures contracts, swaps, forward contracts and other derivative instruments are not deemed to constitute selling securities short.

(E) Oil, Gas or Mineral Deposits

Transamerica AEGON Flexible Income, Transamerica AEGON High Yield Bond, Transamerica AEGON Money Market, Transamerica AEGON Short-Term Bond, Transamerica Asset Allocation – Conservative Portfolio, Transamerica Asset Allocation – Growth Portfolio, Transamerica Asset Allocation – Moderate Growth Portfolio, Transamerica Asset Allocation – Moderate Portfolio, Transamerica Clarion Global Real Estate Securities, Transamerica Jennison Growth, Transamerica Morgan Stanley Small Company Growth, Transamerica PIMCO Real Return TIPS and Transamerica PIMCO Total Return may not invest in interests in oil, gas or other mineral development or exploration programs although they may invest in the marketable securities of companies that invest in or sponsor such programs.

(F) Mortgage or Pledge Securities

Transamerica AEGON Flexible Income, Transamerica Asset Allocation – Conservative Portfolio, Transamerica Asset Allocation – Growth Portfolio, Transamerica Asset Allocation – Moderate Growth Portfolio, Transamerica Asset Allocation – Moderate Portfolio and Transamerica Jennison Growth may not mortgage or pledge any securities owned or held by the fund in amounts that exceed, in the aggregate, 15% of the fund’s net assets, provided that this limitation does not apply to reverse repurchase agreements or in the case of assets deposited to provide margin or guarantee positions in options, futures contracts, swaps, forward contracts or other derivative instruments or the segregation of assets in connection with such transactions.

Transamerica AEGON High Yield Bond may not mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the fund as security for indebtedness except as may be necessary in connection with permissible borrowings or investments and then such mortgaging, pledging or hypothecating may not exceed 33 1/3% of the fund’s total assets at the time of borrowing or investment.

Transamerica AEGON Money Market may not mortgage or pledge any securities owned or held by the fund in amounts that exceed, in the aggregate, 15% of the fund’s net assets, provided that this limitation does not apply to reverse repurchase agreements or the segregation of assets in connection with such transactions.

(G) Investment in Other Investment Companies

Transamerica AEGON Flexible Income, Transamerica AEGON High Yield Bond, Transamerica Clarion Global Real Estate Securities and Transamerica Jennison Growth may not purchase securities of other investment companies, other than a security acquired in connection with a merger, consolidation, acquisition, reorganization or offer of exchange and except as permitted under the 1940 Act.

Transamerica JPMorgan Mid Cap Value may not acquire securities of other investment companies, except as permitted by the 1940 Act or any order pursuant thereto.

Transamerica BlackRock Global Allocation, Transamerica Hansberger International Value, Transamerica JPMorgan International Bond, Transamerica Morgan Stanley Mid-Cap Growth and Transamerica Neuberger Berman International may not purchase securities issued by registered open-end investment companies or registered unit investment trusts in reliance upon Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

(H) Futures Contracts

Transamerica AEGON Short-Term Bond may enter into futures contracts and write and buy put and call options relating to futures contracts.

Transamerica MFS International Equity and Transamerica Morgan Stanley Small Company Growth may enter into futures contracts and write and buy put and call options relating to futures contracts. The funds may not, however, enter into leveraged futures transactions if it would be possible for the fund to lose more money than it invested.

Transamerica AEGON Flexible Income, Transamerica Clarion Global Real Estate Securities and Transamerica Jennison Growth may not (i) enter into any futures contracts or options on futures contracts for purposes other than bona fide hedging transactions within the meaning of Commodity Futures Trading Commission (“CFTC”) regulations if the aggregate initial margin deposits and premiums required to establish positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions would exceed 5% of the fair market value of the fund’s net assets, after taking into account unrealized profits and losses on such contracts it has entered into; and (ii) enter into any futures contracts or options on futures contracts if the aggregate amount of the fund’s commitments under outstanding futures contracts positions and options on futures contracts would exceed the market value of total assets.

Transamerica AEGON High Yield Bond may not purchase or sell interest rate futures contracts (a) involving aggregate delivery or purchase obligations in excess of 30% of the fund’s net assets, or aggregate margin deposits made by the fund in excess of 5% of the fund’s net assets; (b) which are not for hedging purposes only; or (c) which are executed under custodial, reserve and other arrangements inconsistent with regulations and policies adopted or positions taken (i) by the Securities and Exchange Commission (“SEC”) for exemption from enforcement proceedings under Section 17(f) or 18(f) of the 1940 Act; (ii) by the CFTC for exemption of investment companies registered under the 1940 Act from registration as “commodity pool operators” and from certain provisions of Subpart B of Part 4 of the CFTC’s regulations; or (iii) by a state securities commissioner or administrator in one or more of the states in which the fund’s shares have been qualified for public offering.

(I) Foreign Issuers

Transamerica AEGON High Yield Bond, Transamerica Jennison Growth, and Transamerica JPMorgan Core Bond may not invest more than 25% of their net assets at the time of purchase in the securities of foreign issuers and obligors.

(J) Put, Call, Straddle or Spread Options

Transamerica AEGON High Yield Bond may not write or purchase put, call, straddle or spread options, or combinations thereof.

(K) Real Estate Limited Partnership

Transamerica AEGON High Yield Bond may not invest in real estate limited partnerships.

(L) Additional and Temporary Borrowings

Transamerica MFS International Equity may not purchase additional investment securities at any time during which outstanding borrowings exceed 5% of the total assets of the fund.

(M) Bank Time Deposits

Transamerica AEGON High Yield Bond may not invest in bank time deposits with maturities of over 7 calendar days, or invest more than 10% of the fund’s total assets in bank time deposits with maturities from 2 business days through 7 calendar days.

(N) Officers Ownership

Transamerica AEGON High Yield Bond may not purchase or retain the securities of any issuer if, to the fund’s knowledge, those officers and directors of the manager and sub-adviser who individually own beneficially more than 0.5% of the outstanding securities of such issuer together own beneficially more than 5% of such outstanding securities.

ADDITIONAL INFORMATION REGARDING INVESTMENT PRACTICES

Each fund’s principal investment strategies are set forth in the fund’s prospectus(es). The following provides additional information about these principal strategies and describes other investment strategies and practices that may be used by a fund. The following investments are subject to all applicable rules and regulations and to limitations as set forth in each fund’s investment restrictions and policies. Unless otherwise specified in this SAI or in the prospectuses, the percentages set forth below and the percentage limitations set forth in the prospectuses apply at the time of the purchase of a security and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of a purchase of such security. More on the funds’ strategies and risks is contained in Appendix C to the SAI.

DERIVATIVES

A fund may utilize options, futures contracts (sometimes referred to as “futures”), options on futures contracts, forward contracts, swaps, caps, floors, collars, indexed securities, various mortgage-related obligations, structured or synthetic financial instruments and other derivative instruments (collectively, “Financial Instruments”). A fund may use Financial Instruments for any purpose, including as a substitute for other investments, to attempt to enhance its portfolio’s return or yield and to alter the investment characteristics of its portfolio (including to attempt to mitigate risk of loss in some fashion, or “hedge”). Except as otherwise provided in its prospectus, this

SAI or by applicable law, a fund may purchase and sell any type of Financial Instrument. A fund may choose not to make use of derivatives for a variety of reasons, and no assurance can be given that any derivatives strategy employed will be successful.

Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation is not yet fully known and may not be for some time. Any new regulations could adversely affect the value, availability and performance of derivative instruments, may make them more costly, and may limit or restrict their use by a fund.

The use of Financial Instruments may be limited by applicable law and any applicable regulations of the SEC, the CFTC or the exchanges on which some Financial Instruments may be traded. (Note, however, that some Financial Instruments that a fund may use may not be listed on any exchange and may not be regulated by the SEC or the CFTC.) In addition, a fund’s ability to use Financial Instruments may be limited by tax considerations.

In addition to the instruments and strategies discussed in this section, the sub-advisers may discover additional opportunities in connection with Financial Instruments and other similar or related techniques. These opportunities may become available as a sub-adviser develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed. A sub-adviser may utilize these opportunities and techniques to the extent that they are consistent with a fund’s investment objective and permitted by its investment limitations and applicable regulatory authorities. These opportunities and techniques may involve risks different from or in addition to those summarized herein.

This discussion is not intended to limit a fund’s investment flexibility, unless such a limitation is expressly stated, and therefore will be construed by the fund as broadly as possible. Statements concerning what a fund may do are not intended to limit any other activity. Also, as with any investment or investment technique, even when a fund’s prospectus or this discussion indicates that a fund may engage in an activity, it may not actually do so for a variety of reasons, including cost considerations.

Options on Securities and Indices. In an effort to increase current income and to reduce fluctuations in net asset value, each of the funds, other than Transamerica AEGON High Yield Bond, may write covered put and call options and buy put and call options on securities that are traded on United States and foreign securities exchanges, and over-the-counter. A fund also may write call options that are not covered for cross-hedging purposes. A fund may write and buy options on the same types of securities that the fund may purchase directly. There are no specific limitations on a fund’s writing and buying of options on securities.

A call option gives the purchaser the right to buy, and a writer has the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price or exchange rate of the security, as the case may be. The premium paid to the writer is consideration for undertaking the obligations under the option contract. A put option gives the purchaser the right to sell, and a writer has the obligation to buy, the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price or exchange rate of the security, as the case may be. A call option is covered if a fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration if the underlying security is held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A put option is covered if a fund segregates cash or other liquid assets with a value equal to the exercise price with its custodian. Put and call options will be valued at the last sale price or, in the absence of such a price, at the average between closing bid and asked price.

A fund may effectively terminate its right or obligation under an option by entering into a closing transaction. When a portfolio security or currency subject to a call option is sold, a fund will effect a “closing purchase transaction” – the purchase of a call option on the same security or currency with the same exercise price and expiration date as the call option which a fund previously has written. If a fund is unable to effect a closing purchase transaction, it will not be able to sell the underlying security or currency until the option expires or the fund delivers the underlying security or currency upon exercise. In addition, upon the exercise of a call option by the holder thereof, a fund will forego the potential benefit represented by market appreciation over the exercise price.

A put option written by a fund is “covered”, as that term is used in SEC interpretations and guidance regarding cover, if the fund (i) maintains cash not available for investment or other liquid assets with a value equal to the exercise price in a segregated account with its custodian (alternatively, liquid assets may be earmarked on the fund’s records) or (ii) holds a put on the same security and in the same principal amount as the put written and the exercise price of the put held is equal to or greater than the exercise price of the put written. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying security, the remaining term of the option, supply and demand and interest rates. A call option written by a fund is “covered” if the fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or has segregated additional cash consideration with its custodian (alternatively, liquid assets may be earmarked on the fund’s records)) upon conversion or exchange of other securities held in its portfolio. A call option is also deemed to be covered if a fund holds a call on the same security and in the same principal amount as the call written and the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the fund has segregated additional cash consideration with its custodian, or earmarked liquid assets on its records equal to the difference between the exercise price of the call written and that of the call held to cover such call.

When a fund writes an option, an amount equal to the net premium (the premium less the commission) received by the fund is included in the liability section of its statement of assets and liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked-to-market to reflect the current value of the option written. The current value of the traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices. If an option expires on the stipulated expiration date, or if a fund enters into a closing purchase transaction, it will realize a gain (or a loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option written by a fund is exercised, a fund may deliver the underlying security in the open market. In either event, the proceeds of the sale will be increased by the net premium originally received and a fund will realize a gain or loss.

Purchasers of options pay an amount known as a premium to the option writer in exchange for the right under the option contract. A principal reason for writing put and call options is to attempt to realize, through the receipt of premium income, a greater current return than would be realized on the underlying securities alone. This premium income will serve to enhance a fund’s total return and will reduce the effect of any price decline of the security involved in the option. In return for the premium received for a call option, a fund foregoes the opportunity for profit from a price increase in the underlying security above the exercise price so long as the option remains open, but retains the risk of loss should the price of the security decline. In return for the premium received for a put option, a fund assumes the risk that the price of the underlying security will decline below the exercise price, in which case the put would be exercised and the fund would suffer a loss.

Once the decision to write a call option has been made, a fund’s investment adviser or a sub-adviser, in determining whether a particular call option should be written on a particular security, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security from being called, or to permit a sale of the underlying security. Furthermore, effecting a closing transaction will permit a fund to write another call option on the underlying security with either a different exercise price or expiration date or both. If a fund desires to sell a particular security from its portfolio on which it has written a call option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security. There is, of course, no assurance that a fund will be able to effect such closing transactions at a favorable price. If a fund cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold, in which case it would continue to be at market risk on the security. This could result in higher transaction costs. The funds will pay transaction costs in connection with the purchase or writing of options to close out previously purchased or written options. Such transaction costs are normally higher than those applicable to purchases and sales of portfolio securities.

Exercise prices of options may be below, equal to, or above the current market values of the underlying securities at the time the options are written. From time to time, a fund may purchase an underlying security for delivery in accordance with an exercise notice of a call option, rather than delivering such security from its portfolio. In such cases, additional costs will be incurred. A fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the writing of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a fund.

A fund may purchase put options in an effort to protect the value of a security it owns against a possible decline in market value. When a fund purchases put options, that fund is purchasing the right to sell a specified security (or securities) within a specified period of time at a specified exercise price. Puts may be acquired to facilitate the liquidity of the portfolio assets. Puts may also be used to facilitate the reinvestment of assets at a rate of return more favorable than that of the underlying security. A fund may sell, transfer, or assign a put it has purchased only in conjunction with the sale, transfer, or assignment of the underlying security or securities. The amount payable to a fund upon its exercise of a “put” is normally (i) the fund’s acquisition cost of the securities subject to the put (excluding any accrued interest which the fund paid on the acquisition), less any amortized market premium or plus any accreted market or original issue discount during the period the fund owned the securities; plus (ii) all interest accrued on the securities since the last interest payment date during that period.

Writing a put option involves the risk of a decrease in the market value of the underlying security, in which case the option could be exercised and the underlying security would then be sold by the option holder to a fund at a higher price than its current market value. A fund retains the premium received from writing a put option whether or not the option is exercised.

Index options (or options on securities indices) are similar in many respects to options on securities, except that an index option gives the holder the right to receive, upon exercise, cash instead of securities, if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.

Because index options are settled in cash, a fund that writes a call on an index cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific securities, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. A fund will segregate assets or otherwise cover index options that would require it to pay cash upon exercise.

Index options are also subject to the timing risk inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. If a fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall “out-of-the-money”, the fund will be required to pay cash in an amount of the difference between the closing index value and the exercise price of the option.

Options on Foreign Currencies. A fund may buy and write options on foreign currencies in a manner similar to that in which futures contracts or forward contracts, both as described below, on foreign currencies will be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which fund securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of fund securities, a fund may buy put options on the foreign currency. If the value of the currency declines, such fund will have the right to sell such currency for a fixed amount in U.S. dollars and, by doing so, will offset, in whole or in part, the adverse effect on its portfolio.

Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a fund may buy call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. If currency exchange rates do not move in the direction or to the extent desired, a fund could sustain losses on transactions in foreign currency options that would require such fund to forego a portion or all of the benefits of advantageous changes in those rates. In addition, as in the case of other types of options, the benefit to the fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. Buying put or call options will not protect a fund against price movements in the securities that are attributable to other causes.

A fund may also write options on foreign currencies. For example, in attempting to hedge against a potential decline in the U.S. dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, a fund could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the diminution in value of fund securities will be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to attempt to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, a fund could write a put option on the relevant currency which, if exchange rates move in the manner projected, will expire unexercised and allow that fund to offset the increased cost of the securities up to the amount of premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium. If exchange rates do not move in the expected direction, the option may be exercised and a fund would be required to buy or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a fund also may lose all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

A fund may write covered call options on foreign currencies. A call option written on a foreign currency by a fund is “covered” if that fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration that is segregated by its custodian) upon conversion or exchange of other foreign currency held in its fund. A call option is also covered if: (i) a fund holds a call at the same exercise price for the same exercise period and on the same currency as the call written; or (ii) at the time the call is written, an amount of cash, or other liquid assets equal to the fluctuating market value of the optioned currency is segregated with the fund’s custodian.

A fund may write call options on foreign currencies for cross-hedging purposes that would not be deemed to be covered. A call option on a foreign currency is for cross-hedging purposes if it is not covered but is designed to provide a hedge against a decline due to an adverse change in the exchange rate in the U.S. dollar value of a security which the fund owns or has the right to acquire and which is denominated in the currency underlying the option. In such circumstances, a fund collateralizes the option by segregating cash or other liquid assets in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

The interbank market in non-U.S. currencies is a global and round-the-clock market. To the extent the U.S. options market is closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the U.S. options market until it reopens. Transactions involving non-U.S. currencies might be required to take place within the country issuing the underlying currency. Thus, a fund might be required to accept or make delivery of the underlying non-U.S. currency in accordance with any U.S. or non-U.S. regulations regarding the maintenance of non-U.S. banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country. Options on non-U.S. currencies also have the risks of options on securities and indices, as discussed above.

Futures Contracts and Options thereon. A fund may enter into futures contracts, purchase or sell options on any such futures contracts, and engage in related closing transactions, to the extent permissible by applicable law. Futures contracts are for the purchase and sale, for future delivery, of equity or fixed-income securities, foreign currencies or contracts based on financial indices, including indices of U.S. government securities, foreign government securities and equity or fixed-income securities. Certain funds may enter into interest rate futures contracts. These contracts are for the purchase or sale of underlying debt instruments when the contract expires. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index.

U.S. futures contracts are traded on exchanges which have been designated “contract markets” by the CFTC and must be executed through a Futures Commission Merchant (“FCM”), or brokerage firm, which is a member of the relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.

The funds may use futures contracts to hedge against anticipated future changes in market conditions which otherwise might adversely affect the value of securities which these funds hold or intend to purchase. For example, when interest rates are expected to rise or market values of portfolio securities are expected to fall, a fund can seek through the sale of futures contracts to offset a decline in the value of its portfolio securities. When interest rates are expected to fall or market values are expected to rise, a fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases.

The funds also may purchase and sell put and call options on futures contracts. An option on a futures contract gives the purchaser the right, but not the obligation, in return for the premium paid, to assume (in the case of a call) or sell (in the case of a put) a position in a specified underlying futures contract (which position may be a long or short position) for a specified exercise price at any time during the option exercise period.

At the inception of a futures contract, a fund is required to make an initial margin deposit. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Under certain circumstances, such as periods of high volatility, a fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action. A fund is also subject to calls for daily variation margin payments as the value of the futures position varies, a process known as “marking-to-market.” Daily variation margin calls could be substantial in the event of adverse price movements. If a fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

If a fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market, the imposition of price limits or otherwise, it could incur substantial losses. The fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

Futures transactions involve brokerage costs and require a fund to segregate liquid assets, such as cash or other liquid securities to cover its obligation under such contracts. There is a possibility that a fund may lose the expected benefit of futures transactions if interest rates or securities prices move in an unanticipated manner. Such unanticipated changes may also result in poorer overall performance than if a fund had not entered into any futures transactions. In addition, the value of futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities, limiting a fund’s ability to hedge effectively against interest rates and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

With respect to futures contracts that are not legally required to “cash settle,” a fund may cover the open position by setting aside or earmarking liquid assets in an amount equal to the market value of the futures contact. With respect to futures that are required to “cash settle,” however, a fund is permitted to set aside or earmark liquid assets in an amount equal to the portfolio’s daily marked-to-market (net) obligation, if any, (in other words, the portfolio’s daily net liability, if any) rather than the market value of the futures contract. By setting aside assets equal to its net obligation under cash-settled futures, a fund will have the ability to employ leverage to a greater extent than if the fund were required to segregate assets equal to the full market value of the futures contract.

Futures transactions will be limited to the extent necessary to maintain the qualification of these funds as regulated investment companies. Pursuant to a claim for exemption filed with the CFTC and/or the National Futures Association on behalf of the funds and their adviser, the funds and the adviser are not deemed to be a “commodity pool” or “commodity pool operator” under the Commodity Exchange Act and are not subject to registration or regulation as such under the Commodity Exchange Act. By virtue of changes to CFTC regulations, the substantive limitations set forth in the funds exemption filing with respect to its use of futures contracts are no longer applicable.

Forward Contracts. A forward contract is an agreement between two parties in which one party is obligated to deliver a stated amount of a stated asset at a specified time in the future, and the other party is obligated to pay a specified invoice amount for the assets at the time of delivery. A fund may enter into forward contracts to purchase and sell government securities, foreign currencies or other financial instruments. Forward contracts generally are traded in an interbank market conducted directly between traders (usually large commercial banks) and their customers. Unlike futures contracts, which are standardized contracts, forward contracts can be specifically drawn to meet the needs of the parties that enter into them. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated exchange.

The following discussion summarizes a fund’s principal uses of forward foreign currency exchange contracts (“forward currency contracts”). Forward currency contracts are not considered to be an investment in a foreign government for industry concentration purposes.

Except for Transamerica First Quadrant Global Macro, a fund may enter into forward currency contracts with stated contract values of up to the value of that fund’s assets. The funds may enter into forward currency contracts in order to hedge against adverse movements in exchange rates between currencies. A forward currency contract is an obligation to buy or sell an amount of a specified currency for an agreed upon price (which may be in U.S. dollars or another currency). A fund will exchange foreign currencies for U.S. dollars and for other foreign currencies in the normal course of business.

A fund may use currency exchange contracts in the normal course of business to lock in an exchange rate in connection with purchases and sales of securities denominated in foreign currencies (transaction hedge) or to lock in the U.S. dollar value of portfolio positions (position hedge). In addition, a fund may cross hedge currencies by entering into a transaction to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which a fund has or expects to have portfolio exposure. A fund may also engage in proxy hedging which is defined as entering into positions in one currency to hedge investments denominated in another currency, where the two currencies are economically linked. A fund’s entry into a forward currency contract, as well as any use of cross or proxy hedging techniques will generally require the fund to hold liquid securities or cash equal to a fund’s obligations in a segregated account throughout the duration of the contract. While a position hedge may offset both positive and negative currency fluctuations, it will not offset changes in security values caused by other factors. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

A fund may also combine forward currency contracts with investments in securities denominated in other currencies in order to achieve desired equity, credit and currency exposures. Such combinations are generally referred to as synthetic securities. For example, in lieu of purchasing a foreign equity or bond, a fund may purchase a U.S. dollar-denominated security and at the same time enter into a forward foreign currency exchange contract to exchange U.S. dollars for the contract’s underlying currency at a future date. By matching the amount of U.S. dollars to be exchanged with the anticipated value of the U.S. dollar-denominated security, a fund may be able to lock in the foreign currency value of the security and adopt a synthetic investment position reflecting the equity return or credit quality of the U.S. dollar-denominated security.

By entering into a forward currency contract in U.S. dollars for the purchase or sale of the amount of foreign currency involved in an underlying security transaction, the funds are able to protect themselves against a possible loss between trade and settlement dates resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency. However, this tends to limit potential gains which might result from a positive change in such currency relationships. The funds may also hedge foreign currency exchange rate risk by engaging in currency financial futures and options transactions, which are described above. The forecasting of short-term currency market movements is extremely difficult and whether such a short-term hedging strategy will be successful is highly uncertain.

It is impossible to forecast with precision the market value of portfolio securities at the expiration of a forward currency contract. Accordingly, it may be necessary for a fund to purchase additional currency on the spot market if the market value of the security is less than the amount of foreign currency such fund is obligated to deliver when a decision is made to sell the security and make delivery of the foreign currency in settlement of a forward contract. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency such fund is obligated to deliver.

If a fund retains the portfolio security and engages in an offsetting transaction, it will incur a gain or a loss to the extent that there has been movement in forward currency contract prices. If a fund engages in an offsetting transaction, it may subsequently enter into a new forward currency contract to sell the foreign currency. Although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result should the value of such currency increase. The funds will have to convert their holdings of foreign currencies into U.S. dollars from time to time. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies.

Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that a fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, a fund might be unable to close out a forward currency contract at any time prior to maturity, if at all. In either event, a fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain the required cover.

While forward currency contracts are not currently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward currency contracts. In such event, a fund’s ability to utilize forward currency contracts may be restricted. In addition, a fund may not always be able to enter into forward currency contracts at attractive prices and may be limited in its ability to use these contracts to hedge its assets.

Swaps and Swap-Related Products. In order to attempt to protect the value of its investments from interest rate or currency exchange rate fluctuations, a fund may, subject to its investment restrictions, enter into interest rate and currency exchange rate swaps, and may buy or sell interest rate and currency exchange rate caps and floors. A fund’s sub-adviser may enter into these transactions primarily to attempt to preserve a return or spread on a particular investment or portion of its portfolio. A fund also may enter into these transactions to attempt to protect against any increase in the price of securities the fund may consider buying at a later date.

Interest rate swaps involve the exchange by a fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The exchanged commitments can involve payments to be made in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate floor.

A fund, subject to its investment restrictions, enters into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with a fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a fund’s obligations over its entitlements with respect to each interest rate swap, will be calculated on a daily basis. An amount of cash or other liquid assets having an aggregate net asset value at least equal to the accrued excess will be segregated by its custodian.

If a fund enters into an interest rate swap on other than a net basis, it will maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap. A fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction. A fund’s sub-adviser will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the counterparty to such a transaction, the fund will have contractual remedies pursuant to the agreements related to the transaction, which may be limited by applicable law in the case of the counterparty’s insolvency.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. The funds’ sub-advisers have determined that, as a result, the swap market (except for certain credit default swaps discussed below) has become relatively liquid. The swap market is a relatively new market and is largely unregulated. It is possible that developments in the swap market, including potential government regulation, could adversely affect a fund’s ability to terminate existing credit default swap agreements (as discussed below) or to realize amounts to be received under such agreements.

Nonetheless, caps and floors are more recent innovations and, may be less liquid than swaps. To the extent a fund sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

There is no limit on the amount of interest rate swap transactions that may be entered into by a fund, unless so stated in its investment objectives and policies. These transactions may in some instances involve the delivery of securities or other underlying assets by a fund or its counterparty to collateralize obligations under the swap.

Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the interest payments that a fund is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, a fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. A fund may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.

In addition to the instruments, strategies and risks described in this SAI and in each prospectus, there may be additional opportunities in connection with options, futures contracts, forward currency contracts and other hedging techniques that become available as a fund’s sub-adviser develops new techniques, as regulatory authorities broaden the range of permitted transactions, and as new instruments are developed. The funds’ sub-advisers may use these opportunities to the extent they are consistent with each fund’s investment objective and as are permitted by a fund’s investment limitations and applicable regulatory requirements.

Credit Default Swaps. A fund may enter into credit default swap contracts for investment purposes. As the seller in a credit default swap contract, a fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, a fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, a fund would keep the stream of payments and would have no payment obligations. As the seller, a fund would be subject to investment exposure on the notional amount of the swap.

A fund may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability).

Credit default swap contracts involve special risks and may result in losses to a fund. Credit default swaps may in some cases be illiquid, and they increase credit risk since a fund has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap. As there is no central exchange or market for credit default swap transactions, they may be difficult to trade or value, especially in the event of market disruptions.

Total Rate of Return Swaps. A fund may enter into total rate of return swap contracts for investment purposes. Total rate of return swaps are contracts in which one party agrees to make payments of the total return from the underlying asset during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying asset.

Swaptions. A fund may write swaption contracts to manage exposure to fluctuations in interest rates and to enhance fund yield. Swaption contracts written by a fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract on a future date. If a written call swaption is exercised, the writer will enter a swap and is obligated to pay the fixed rate and receive a variable rate in exchange. Swaptions are marked-to-market daily based upon quotations from market makers.

Euro Instruments. The funds may make investments in Euro instruments. Euro instruments are U.S. dollar-denominated futures contracts, or options thereon, which are linked to the London Interbank Offered Rate (the “LIBOR”), although foreign currency-denominated instruments are available from time to time. Euro futures contracts enable purchasers to obtain a fixed rate for the lending of cash, and sellers to obtain a fixed rate for borrowings. A fund might use Euro futures contracts and options thereon to hedge against changes in LIBOR, which may be linked to many interest rate swaps and fixed-income instruments.

Special Investment Considerations and Risks. The successful use of the investment practices described above with respect to Financial Instruments draws upon skills and experience which are different from those needed to select the other instruments in which a fund may invest. Should interest or exchange rates, or the prices of securities or financial indices move in an unexpected manner, a fund may not achieve the desired benefits of the foregoing instruments or may realize losses and thus be in a worse position than if such strategies had not been used. In general, these investment practices may increase the volatility of a fund and even a small investment in derivatives may magnify or otherwise increase investment losses to a fund. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to options on currencies, forward contracts and other negotiated or over-the-counter instruments, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

A fund’s ability to dispose of its positions in Financial Instruments will depend on the availability of liquid markets in the instruments or, in the absence of a liquid market, the ability and willingness of the other party to the transaction (the “counterparty”) to enter into a closing transaction. If there is no market or the fund is not successful in its negotiations, the fund may not be able to sell or unwind the derivative position at a particular time or at an anticipated price. This may also be the case if the counterparty to the Financial Instrument becomes insolvent. Markets in a number of the instruments are relatively new and still developing, and it is impossible to predict the amount of trading interest that may exist in those instruments in the future. Therefore, there is no assurance that any position can be disposed of at a time and price that is favorable to a fund. While the position remains open, the fund continues to be subject to investment risk on the Financial Instrument. The fund may or may not be able to take other actions or enter into other transactions, including hedging transactions, to limit or reduce its exposure to the Financial Instrument. The purchase and sale of futures contracts and the exercise of options may cause a fund to sell or purchase related investments, thus increasing its portfolio turnover rate. Brokerage commissions paid by a fund with respect to Financial Instruments may be higher than those that would apply to direct purchases or sales of the underlying instruments.

Particular risks exist with respect to the use of each of the Financial Instruments and could result in such adverse consequences to a fund as: the possible loss of the entire premium paid for an option bought by a fund; the inability of a fund, as the writer of a covered call option, to benefit from the appreciation of the underlying securities above the exercise price of the option; and the possible need to defer closing out positions in certain instruments to avoid adverse tax consequences. As a result, no assurance can be given that a fund will be able to use Financial Instruments effectively for their intended purposes.

A fund may be required to maintain assets as “cover,” maintain segregated accounts, post collateral or make margin payments when it takes positions in Financial Instruments. Assets that are segregated or used as cover, margin or collateral may be required to be in the form of cash or liquid securities, and typically may not be sold while the position in the Financial Instrument is open unless they are replaced with other appropriate assets. If markets move against a fund’s position, such fund may be required to maintain or post additional assets and may have to dispose of existing investments to obtain assets acceptable as collateral or margin. This may prevent it from pursuing its investment objective. Assets that are segregated or used as cover, margin or collateral typically are invested, and these investments are subject to risk and may result in losses to a fund. These losses may be substantial, and may be in addition to losses incurred by using the Financial Instrument in question. If a fund is unable to close out its positions, it may be required to continue to maintain such assets or accounts or make such payments until the positions expire or mature, and the fund will continue to be subject to investment risk on the assets. Segregation, cover, margin and collateral requirements may impair a fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require a fund to sell a portfolio security or close out a derivatives position at a disadvantageous time or price.

Certain Financial Instruments transactions may have a leveraging effect on the funds, and adverse changes in the value of the underlying security, index, interest rate, currency or other instrument or measure can result in losses substantially greater than the amount invested in the Financial Instrument itself. When the funds engage in transactions that have a leveraging effect, the value of the fund is likely to be more volatile and all other risks also are likely to be compounded. This is because leverage generally magnifies the effect of any increase or decrease in the value of an asset and creates investment risk with respect to a larger pool of assets than the fund would otherwise have. Certain Financial Instruments have the potential for unlimited loss, regardless of the size of the initial investment.

Many Financial Instruments may be difficult to value or may be valued subjectively. Inaccurate valuations can result in increased payment requirements to counterparties or a loss of value to the funds.

In a hedging transaction there may be imperfect correlation, or even no correlation, between the identity, price or price movements of a Financial Instrument and the identity, price or price movements of the investments being hedged. This lack of correlation may cause the hedge to be unsuccessful and may result in the fund incurring substantial losses and/or not achieving anticipated gains.

Hedging strategies can reduce opportunity for gain by offsetting the positive effect of favorable price movements. Even if the strategy works as intended, the fund might be in a better position had it not attempted to hedge at all.

Financial Instruments transactions used for non-hedging purposes may result in losses which would not be offset by increases in the value of portfolio securities or declines in the cost of securities to be acquired. In the event that the fund enters into a derivatives transaction as an alternative to purchasing or selling other investments or in order to obtain desired exposure to an index or market, the fund will be exposed to the same risks as are incurred in purchasing or selling the other investments directly, as well as the risks of the derivatives transaction itself.

Certain Financial Instruments transactions involve the risk of loss resulting from the insolvency or bankruptcy of the counterparty or the failure by the counterparty to make required payments or otherwise comply with the terms of the contract. In the event of default by a counterparty, the fund may have contractual remedies pursuant to the agreements related to the transaction, which may be limited by applicable law in the case of the counterparty’s bankruptcy.

Certain Financial Instruments transactions, including certain options, swaps, forward contracts, and certain options on foreign currencies, are not entered into or traded on exchanges or in markets regulated by the CFTC or the SEC. Instead, such over-the-counter (or “OTC”) derivatives are entered into directly by the counterparties and may be traded only through financial institutions acting as market makers. Many of the protections afforded to exchange participants will not be available to participants in OTC derivatives transactions. For example, OTC derivatives transactions are not subject to the guarantee of an exchange or clearinghouse and as a result the fund bears greater risk of default by the counterparties to such transactions. Information available on counterparty creditworthiness may be incomplete or outdated, thus reducing the ability to anticipate counterparty defaults.

Financial Instruments involve operational risk. There may be incomplete or erroneous documentation or inadequate collateral or margin, or transactions may fail to settle. The risk of operational failures may be higher for OTC derivatives transactions. For derivatives not guaranteed by an exchange, the fund may have only contractual remedies in the event of a counterparty default, and there may be delays, costs, disagreements as to the meaning of contractual terms and litigation, in enforcing those remedies.

Use of Financial Instruments involves transaction costs, which may be significant. Use of Financial Instruments also may increase the amount of taxable income to shareholders, including in the fund that invests largely in municipal securities.

Additional Risks of Options on Foreign Currencies, Forward Contracts and Foreign Instruments. Unlike transactions entered into by a fund in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. Such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation.

Options on currencies may be traded OTC. In an OTC trading environment, many of the protections afforded to exchange participants will not be available, as discussed above. Although the buyer of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, an option writer and a buyer or seller of futures or forward contracts could lose amounts substantially in excess of any premium received or initial margin or collateral posted due to the potential additional margin and collateral requirements associated with such positions.

Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Office of the Comptroller of the Currency (the “OCC”), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the OTC market, potentially permitting a fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events.

In addition, exchange-traded options on foreign currencies involve certain risks not presented by the OTC market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign government restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement. These include such things as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

In addition, options on U.S. government securities, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges and OTC in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by: (i) other complex foreign political and economic factors; (ii) less availability than that available in the United States of data on which to make trading decisions; (iii) delays in a fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (v) low trading volume.

U.S. GOVERNMENT SECURITIES

Examples of the types of U.S. government securities that a fund may hold include, in addition to those described in the prospectus, direct obligations of the U.S. Treasury, the obligations of the Federal Housing Administration, Farmers Home Administration, Small Business Administration, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Bank, Federal Intermediate Credit Banks, Federal Land Banks and Maritime Administration. U.S. government securities may be supported by the full faith and credit of the U.S. government (such as securities of the Small Business Administration); by the right of the issuer to borrow from the Treasury (such as securities of the Federal Home Loan Bank); by the discretionary authority of the U.S. government to purchase the agency’s obligations (such as securities of the Federal National Mortgage Association); or only by the credit of the issuing agency.

Obligations guaranteed by U.S. government agencies or government-sponsored entities include issues by non-government-sponsored entities (like financial institutions) that carry direct guarantees from U.S. government agencies or government sponsored entities as part of government initiatives in response to the market crisis or otherwise. In the case of obligations not backed by the full faith and credit of the United States, a fund must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Neither the U.S. government nor any of its agencies or instrumentalities guarantees the market value of the securities they issue. Therefore, the market value of such securities will fluctuate in response to changes in interest rates.

Exchange Rate-Related U.S. Government Securities. To the extent permitted by a fund’s investment policies, a fund may invest in U.S. government securities for which the principal repayment at maturity, while paid in U.S. dollars, is determined by reference to the exchange rate between the U.S. dollar and the currency of one or more foreign countries (“Exchange Rate-Related Securities”). The interest payable on these securities is denominated in U.S. dollars, is not subject to foreign currency risk and, in most cases, is paid at rates higher than most other U.S. government securities in recognition of the foreign currency risk component of Exchange Rate-Related Securities. Exchange Rate-Related Securities are issued in a variety of forms, depending on the structure of the principal repayment formula. The principal repayment formula may be structured so that the security holder will benefit if a particular foreign currency to which the security is linked is stable or appreciates against the U.S. dollar. In the alternative, the principal repayment formula may be structured so that the securityholder benefits if the U.S. dollar is stable or appreciates against the linked foreign currency. Finally, the principal repayment formula can be a function of more than one currency and, therefore, be designed as a combination of those forms.

Investments in Exchange Rate-Related Securities entail special risks. There is the possibility of significant changes in rates of exchange between the U.S. dollar and any foreign currency to which an Exchange Rate-Related Security is linked. If currency exchange rates do not move in the direction or to the extent anticipated by a sub-adviser at the time of purchase of the security, the amount of principal repaid at maturity might be significantly below the par value of the security, which might not be offset by the interest earned by a fund over the term of the security. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. The imposition or modification of foreign exchange controls by the U.S. or foreign governments or intervention by central banks could also affect exchange rates. Finally, there is no assurance that sufficient trading interest to create a liquid secondary market will exist for a particular Exchange Rate-Related Security because of conditions in the debt and foreign currency markets. Illiquidity in the forward foreign exchange market and the high volatility of the foreign exchange market may from time to time combine to make it difficult to sell an Exchange Rate-Related Security prior to maturity without incurring a significant price loss.

FOREIGN INVESTMENTS

A fund may invest in foreign securities through the purchase of securities of foreign issuers or of American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and Fiduciary Depositary Receipts (“FDRs”) or other securities representing underlying shares of foreign companies. Generally, ADRs, in registered form, are designed for use in U.S. securities markets and EDRs, GDRs and FDRs, in bearer form, are designed for use in European and global securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs, GDRs and FDRs are European, global and fiduciary receipts, respectively, evidencing a similar arrangement.

Because foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a U.S. company. Volume and liquidity in most foreign markets are less than in the U.S., and securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. The less liquid a market, the more difficult it may be for a fund to accurately price its portfolio securities or to dispose of such securities at the times determined by a sub-adviser to be appropriate. The risks associated with reduced liquidity may be particularly acute in situations in which a fund’s operations require cash, such as in order to meet redemptions and to pay its expenses. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although a fund will endeavor to achieve the most favorable net results on portfolio transactions. There is generally less government supervision and regulation of foreign securities exchanges, brokers, dealers and listed companies than in the U.S., thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities.

A fund may be subject to taxes, including withholding taxes imposed by certain non-U.S. countries on income (possibly including, in some cases, capital gains) earned with respect to the fund’s investments in such countries. These taxes will reduce the return achieved by the fund. Treaties between the U.S. and such countries may reduce the otherwise applicable tax rates.

Additionally, the operating expenses of a fund making foreign investments can be expected to be higher than those of an investment company investing exclusively in U.S. securities, since the costs of investing in foreign securities are higher than the costs of investing exclusively in U.S. securities. Custodian services and other costs such as valuation costs and communication costs relating to investment in international securities markets generally are more expensive than in the U.S.

Each fund also may invest in notes and similar linked securities (e.g., zero strike warrants and debt), which are derivative instruments issued by a financial institution or special purpose entity the performance and price of which depends on the performance and price of a corresponding foreign security, securities, market or index. Upon redemption or maturity, the principal amount or redemption amount is payable based on the price level of the linked security, securities, market or index at the time of redemption or maturity, or is exchanged for corresponding shares of common stock or units of the linked security. These securities are generally subject to the same risks as direct holdings of securities of foreign issuers and non-dollar securities, including currency risk and the risk that the amount payable at maturity or redemption will be less than the principal amount of the derivative instrument because the linked security, securities, market or index has declined. Also, these securities are subject to counterparty risk, which is the risk that the company issuing such a linked security may fail to pay the full amount due at maturity or redemption. A fund could have difficulty disposing of these securities because there may be restrictions on redemptions and there may be no market or a thin trading market in such securities.

Foreign markets also have different clearance and settlement procedures; and in certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of a fund investing in foreign markets is uninvested and no return is earned thereon. The inability of such a fund to make intended security purchases due to settlement problems could cause the fund to miss attractive investment opportunities. Losses to a fund due to subsequent declines in the value of portfolio securities, or losses arising out of an inability to fulfill a contract to sell such securities, could result in potential liability to the fund. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect the investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

In many instances, foreign debt securities may provide higher yields than securities of domestic issuers which have similar maturities and quality. Under certain market conditions these investments may be less liquid than the securities of U.S. corporations and are certainly less liquid than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. Finally, in the event of a default of any such foreign debt obligations, it may be more difficult to obtain or to enforce a judgment against the issuers of such securities.

If a security is denominated in foreign currency, the value of the security to a fund will be affected by changes in currency exchange rates and in exchange control regulations, and costs will be incurred in connection with conversions between currencies. Currency risks generally increase in lesser developed markets. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of a fund’s assets. The value of the assets of a fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.

A change in the value of any foreign currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of securities denominated in that currency. Such changes will also affect the income and distributions to shareholders of a fund investing in foreign markets. In addition, although a fund will receive income on foreign securities in such currencies, it will be required to compute and distribute income in U.S. dollars. Therefore, if the exchange rate for any such currency declines materially after income has been accrued and translated into U.S. dollars, a fund could be required to liquidate portfolio securities to make required distributions. Similarly, if an exchange rate declines between the time a fund incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater.

ADRs, which are traded in the United States on exchanges or over-the-counter, are issued by domestic banks. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate all the risk inherent in investing in foreign issuers’ stock. However, by investing in ADRs rather than directly in foreign issuers’ stock, a fund can avoid currency risks during the settlement period for either purchase or sales.

In general, there is a large, liquid market in the United States for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject. Certain ADRs, typically those denominated as unsponsored, require the holders thereof to bear most of the costs of such facilities, while issuers of sponsored facilities normally pay more of the costs thereof. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through the voting rights to facility holders with respect to the deposited securities, whereas the depositary of a sponsored facility typically distributes shareholder communications and passes through the voting rights.

Sovereign Debt Securities. Certain funds may invest in securities issued or guaranteed by any country and denominated in any currency. Except for funds that are permitted to invest in emerging markets, these funds expect to generally invest in developed countries. Developed countries include, without limitation, Australia, Canada, Finland, France, Germany, the Netherlands, Japan, Italy, New Zealand, Norway, Spain, Sweden, the United Kingdom and the United States. The obligations of governmental entities have various kinds of government support and include obligations issued or guaranteed by governmental entities with taxing power. These obligations may or may not be supported by the full faith and credit of a government. Debt securities issued or guaranteed by foreign governmental entities have credit characteristics similar to those of domestic debt securities but are subject to the risks attendant to foreign investments, which are discussed above.

The funds may also purchase securities issued by semi-governmental or supranational agencies such as the Asian Developmental Bank, the International Bank for Reconstruction and Development, the Export-Import Bank and the European Investment Bank. The governmental members, or “stockholders,” usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings. Certain funds will not invest more than 25% of their assets in the securities of supranational entities.

Sovereign debt is subject to risks in addition to those relating to non-U.S. investments generally. As a sovereign entity, the issuing government may be immune from lawsuits in the event of its failure or refusal to pay the obligations when due. The debtor’s willingness or ability to repay in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its non-U.S. reserves, the availability of sufficient non-U.S. exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward principal international lenders and the political constraints to which the sovereign debtor may be subject. Sovereign debtors also may be dependent on expected disbursements from foreign governments or multinational agencies, the country’s access to trade and other international credits, and the country’s balance of trade. Some emerging market sovereign debtors have in the past rescheduled their debt payments or declared moratoria on payments, and similar occurrences may happen in the future. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

Emerging Markets. Certain funds may invest in securities of emerging market countries. Emerging market countries may include, without limitation, any country which, at the time of investment, is categorized by the World Bank in its annual categorization as middle-or low-income. These securities may be U.S. dollar denominated or non- U.S. dollar denominated and include: (a) debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities, including Brady Bonds; (b) debt obligations of supranational entities; (c) debt obligations (including dollar and non-dollar denominated) and other debt securities of foreign corporate issuers; and (d) non-dollar denominated debt obligations of U.S. corporate issuers. A fund may also invest in securities denominated in currencies of emerging market countries. There is no minimum rating criteria for a fund’s investments in such securities.

Emerging market and certain other non-U.S. countries may be subject to a greater degree of economic, political and social instability. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision making; (ii) popular unrest associated with demands for improved economic, political and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection and conflict. Such economic, political and social instability could significantly disrupt the financial markets in such countries and the ability of the issuers in such countries to repay their obligations. Investing in emerging countries also involves the risk of expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation in any emerging country, a fund could lose its entire investment in that country. Certain emerging market countries restrict or control foreign investment in their securities markets to varying degrees. These restrictions may limit a fund’s investment in those markets and may increase the expenses of the fund. In addition, the repatriation of both investment income and capital from certain markets in the region is subject to restrictions such as the need for certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of a fund’s operation. Economies in individual non-U.S. countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many non-U.S. countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging market countries. Economies in emerging market countries generally depend heavily upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. The economies, securities and currency markets of many emerging market countries have experienced significant disruption and declines. There can be no assurances that these economic and market disruptions will not continue.

Certain funds may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the “Brady Plan”). Brady Plan debt restructurings have been implemented in a number of countries, including: Argentina, Bolivia, Brazil, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Niger, Nigeria, Panama, Peru, the Philippines, Poland, Uruguay, and Venezuela.

Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market. Brady Bonds are not considered to be U.S. government securities. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed-rate par bonds or floating-rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed-rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the “residual risk”).

Most Mexican Brady Bonds issued to date have principal repayments at final maturity fully collateralized by U.S. Treasury zero coupon bonds (or comparable collateral denominated in other currencies) and interest coupon payments collateralized on an 18-month rolling-forward basis by funds held in escrow by an agent for the bondholders. A significant portion of the Venezuelan Brady Bonds and the Argentine Brady Bonds issued to date have principal repayments at final maturity collateralized by U.S. Treasury zero coupon bonds (or comparable collateral denominated in other currencies) and/or interest coupon payments collateralized on a 14-month (for Venezuela) or 12-month (for Argentina) rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.

Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which the fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the fund to suffer a loss of interest or principal on any of its holdings.

SHORT SALES

Certain funds may from time to time sell securities short. In the event that the sub-adviser anticipates that the price of a security will decline, it may sell the security short and borrow the same security from a broker or other institution to complete the sale. A fund will incur a profit or a loss, depending upon whether the market price of the security decreases or increases between the date of the short sale and the date on which the fund must replace the borrowed security. All short sales will be fully collateralized. Short sales represent an aggressive trading practice with a high risk/return potential, and short sales involve special considerations. Risks of short sales include that possible losses from short sales may be unlimited (e.g., if the price of a stock sold short rises), whereas losses from direct purchases of securities are limited to the total amount invested, and a fund may be unable to replace a borrowed security sold short.

Certain funds may make short sales of securities, either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that the fund does not own declines in value. When a fund makes a short sale, it borrows the security sold short and delivers it to the broker-dealer through which it made the short sale. A fund may have to pay a fee to borrow particular securities and is often obligated to turn over any payments received on such borrowed securities to the lender of the securities.

A fund secures its obligation to replace the borrowed security by depositing collateral with the broker-dealer, usually in cash, U.S. government securities or other liquid securities similar to those borrowed. With respect to uncovered short positions, a fund is required to deposit similar collateral with its custodian, if necessary, to the extent that the value of both collateral deposits in the aggregate is at all times equal to at least 100% of the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which a fund borrowed the security, regarding payment received by the fund on such security, a fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer.

Because making short sales in securities that it does not own exposes a fund to the risks associated with those securities, such short sales involve speculative exposure risk. A fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security. As a result, if a fund makes short sales in securities that increase in value, it will likely underperform similar mutual funds that do not make short sales in securities. A fund will realize a gain on a short sale if the security declines in price between those dates. There can be no assurance that a fund will be able to close out a short sale position at any particular time or at an acceptable price. Although a fund’s gain is limited to the price at which it sold the security short, its potential loss is limited only by the maximum attainable price of the security, less the price at which the security was sold and may, theoretically, be unlimited.

A fund may also make short sales “against the box.” In this type of short sale, at the time of the sale, a fund owns or has the immediate and unconditional right to acquire the identical security at no additional cost. In the event that a fund were to sell securities short “against the box” and the price of such securities were to then increase rather than decrease, the fund would forego the potential realization of the increased value of the shares sold short.

OTHER INVESTMENT COMPANIES

Subject to applicable investment restrictions, a fund may invest in securities issued by other investment companies as permitted under the 1940 Act.

Pursuant to an exemptive order obtained from the SEC or under a statutory exemption or an exemptive rule adopted by the SEC, a fund may invest in other investment companies beyond the statutory limits prescribed by the 1940 Act.

BlackRock Investment Management, LLC has received an exemptive order from the SEC permitting funds that are sub-advised by it to invest in affiliated registered money market funds and ETFs, and in an affiliated private investment company; provided however, that, among other limitations, in all cases the fund’s aggregate investment of cash in shares of such investment companies shall not exceed 25% of its total assets at any time.

A fund may indirectly bear a portion of any investment advisory fees and expenses and distribution (12b-1) fees paid by funds in which it invests, in addition to the advisory fees and expenses paid by the fund. Investments in other investment companies are subject to the risks of the securities in which those investment companies invest.

Exchange-Traded Funds (“ETFs”). Subject to limitations under the 1940 Act, a fund may invest in shares of investment companies known as ETFs. For example, a fund may invest in S&P Depositary Receipts, or “SPDRs.” SPDRs are securities that represent ownership in a long-term unit investment trust that holds a portfolio of common stocks designed to track the performance of the S&P 500 Index. A fund investing in a SPDR would be entitled to the dividends that accrue to the S&P 500 stocks in the underlying portfolio, less trust expenses. Investing in these securities may result in duplication of certain fees and expenses paid by these securities in addition to the advisory fees and expenses paid by the fund. Other examples of ETFs in which the funds may invest are Dow Industrial Average Model New Deposit Shares (“DIAMONDS”) (interests in a portfolio of securities that seeks to track the performance of the Dow Jones Industrial Average), WEBS or World Equity Benchmark Shares (interests in a portfolio of securities that seeks to track the performance of a benchmark index of a particular foreign country’s stocks), and the Nasdaq-100 Trust or QQQ (interests in a portfolio of securities of the largest and most actively traded non-financial companies listed on the NASDAQ Stock Market).

COMMODITIES AND NATURAL RESOURCES

Commodities may include, among other things, oil, gas, timber, farm products, minerals, precious metals, for example, gold, silver, platinum, and palladium, and other natural resources. Certain funds may invest in companies (such as mining, dealing or transportation companies) with substantial exposure to, or instruments that result in exposure to, commodities markets. Commodities generally and particular commodities have, at times been subject to substantial price fluctuations over short periods of time and may be affected by unpredictable monetary and political policies such as currency devaluations or revaluations, economic and social conditions within a country, trade imbalances, or trade or currency restrictions between countries. The prices of commodities may be, however, less subject to local and company-specific factors than securities of individual companies. As a result, commodity prices may be more or less volatile in price than securities of companies engaged in commodity-related businesses. Investments in commodities can present concerns such as delivery, storage and maintenance, possible illiquidity, and the unavailability of accurate market valuations.

COMMODITY-LINKED INVESTMENTS

A fund may seek to provide exposure to the investment returns of real assets that trade in the commodity markets through investments in commodity-linked investments, including commodities futures contracts, commodity-linked derivatives, and commodity-linked notes. Transamerica AQR Managed Futures Strategy, Transamerica BlackRock Global Allocation and Transamerica Goldman Sachs Commodity Strategy may also gain exposure to the commodity markets through investments in a wholly-owned subsidiary of that fund organized under the laws of the Cayman Islands (each, a “Subsidiary”). Real assets are assets such as oil, gas, industrial and precious metals, livestock, and agricultural or meat products, or other items that have tangible properties, as compared to stocks or bonds, which are financial instruments. The value of commodity-linked investments held by the fund may be affected by a variety of factors, including, but not limited to, overall market movements and other factors affecting the value of particular industries or commodities, such as weather, disease, embargoes, acts of war or terrorism, or political and regulatory developments.

The prices of commodity-linked investments may move in different directions than investments in traditional equity and debt securities when the value of those traditional securities is declining due to adverse economic conditions. As an example, during periods of rising inflation, debt securities have historically tended to decline in value due to the general increase in prevailing interest rates. Conversely, during those same periods of rising inflation, the prices of certain commodities, such as oil and metals, have historically tended to increase. Of course, there cannot be any guarantee that these investments will perform in that manner in the future, and at certain times the price movements of commodity-linked investments have been parallel to those of debt and equity securities. Commodities have historically tended to increase and decrease in value during different parts of the business cycle than financial assets. Nevertheless, at various times, commodities prices may move in tandem with the prices of financial assets and thus may not provide overall portfolio diversification benefits. Under favorable economic conditions, the fund’s commodity-linked investments may be expected to underperform an investment in traditional securities.

Because commodity-linked derivatives are available from a relatively small number of issuers, the fund’s investments in commodity-linked derivatives are particularly subject to counterparty risk, which is the risk that the issuer of the commodity-linked derivative (which issuer may serve as counterparty to a substantial number of the fund’s commodity-linked and other derivative investments) will not fulfill its contractual obligations.

INVESTMENTS IN SUBSIDIARY (Transamerica AQR Managed Futures Strategy, Transamerica BlackRock Global Allocation and Transamerica Goldman Sachs Commodity Strategy)

A fund may invest up to 25% of its total assets in its Subsidiary. Investments in the Subsidiaries are expected to provide the funds with exposure to the commodity markets. The principal purpose of investment in the Subsidiaries is to allow the funds to gain exposure to the commodity markets within the limitations of the federal tax law requirements applicable to regulated investment companies. Each Subsidiary is a company organized under the laws of the Cayman Islands, and is overseen by its own board of directors. Although each Subsidiary has its own board of directors, each Subsidiary is wholly-owned and controlled by a fund.

The Subsidiaries (unlike the funds) may invest without limit in commodities, commodity-linked derivatives, ETFs, leveraged or unleveraged commodity-linked notes and other investments that provide exposure to commodities. Although the funds may to some extent invest directly in commodity-linked derivative instruments and other investments that provide exposure to commodities, the funds may also gain exposure to these derivative instruments indirectly by investing in the Subsidiaries. Each Subsidiary also may invest in other instruments, including fixed income securities, either as investments or to serve as margin or collateral for the Subsidiary’s derivatives positions. To the extent that a fund invests in a Subsidiary, it may be subject to the risks associated with those derivative instruments and other securities, which are discussed elsewhere in the Prospectus and this SAI.

Each Subsidiary is advised by TAM and sub-advised by the corresponding fund’s sub-adviser. A Subsidiary (unlike a fund) may invest without limitation in commodities, commodity index-linked securities and other commodity-linked securities and derivative instruments. However, each Subsidiary otherwise is subject to the corresponding fund’s investment restrictions and other policies. Each fund and its Subsidiary test for compliance with the fund’s investment restrictions on a consolidated basis.

The Subsidiaries are not investment companies registered under the 1940 Act and, unless otherwise noted in the Prospectus and this SAI, are not subject to all of the investor protections of the 1940 Act and other U.S. regulations. Changes in the laws of the United States and/or the Cayman Islands could affect the ability of a fund and/or a Subsidiary to operate as described in the Prospectus and this SAI and could negatively affect a fund and its shareholders.

WHEN-ISSUED, DELAYED SETTLEMENT AND FORWARD DELIVERY SECURITIES

Securities may be purchased and sold on a “when-issued,” “delayed settlement” or “forward (delayed) delivery” basis. “When-issued” or “forward delivery” refers to securities whose terms are available, and for which a market exists, but which are not available for immediate delivery. When-issued or forward delivery transactions may be expected to occur a month or more before delivery is due. A fund may engage in when-issued transactions to obtain what is considered to be an advantageous price and yield at the time of the transaction. When a fund engages in when-issued or forward delivery transactions, it will do so consistent with its investment objective and policies and not for the purpose of investment leverage (although leverage may result).

“Delayed settlement” is a term used to describe settlement of a securities transaction in the secondary market which will occur sometime in the future. No payment or delivery is made by a fund until it receives payment or delivery from the other party for any of the above transactions. A fund will segregate with its custodian cash, U.S. government securities or other liquid assets at least equal to the value or purchase commitments until payment is made. The segregated securities will either mature or, if necessary, be sold on or before the settlement date. This may result in the realization of capital gains or losses, which are generally subject to federal income tax when distributed to a fund’s shareholders. Typically, no income accrues on securities purchased on a delayed delivery basis prior to the time delivery of the securities is made, although a fund may earn income on securities it has segregated to collateralize its delayed delivery purchases.

New issues of stocks and bonds, private placements and U.S. government securities may be sold in this manner. At the time of settlement, the market value and/or the yield of the security may be more or less than the purchase price. A fund bears the risk of such market value fluctuations. These transactions also involve the risk that the other party to the transaction may default on its obligation to make payment or delivery. As a result, a fund may be delayed or prevented from completing the transaction and may incur additional costs as a consequence of the delay.

ZERO-COUPON, PAY-IN-KIND AND STEP-COUPON SECURITIES

Subject to its investment restrictions, a fund may invest in zero-coupon, pay-in-kind and step-coupon securities. Zero-coupon bonds are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity. Step-coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Pay-in-kind bonds give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made. Certain funds may also invest in “strips,” which are debt securities that are stripped of their interest after the securities are issued, but otherwise are comparable to zero-coupon bonds.

Federal income tax law requires holders of zero-coupon securities, deferred interest securities, and step-coupon securities to report the portion of the original issue discount on such securities that accrue that year as interest income, even if prior to the receipt of the corresponding cash payment. A fund may also elect to include in income currently any market discount accruing on securities purchased with such market discount. In order to qualify for treatment as a “regulated investment company” under the Code, a fund must distribute substantially all of its investment company taxable income (computed without regard to the deduction for dividends paid), including the original issue discount accrued on zero-coupon or step-coupon bonds. Because it may not receive full or even any cash payments on a current basis in respect of accrued original-issue discount on zero-coupon bonds or step-coupon bonds, in some years a fund may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Code. A fund might obtain such cash from selling other portfolio holdings. These actions may reduce the assets to which fund expenses could be allocated and may reduce the rate of return for such fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for a fund to sell the securities at the time.

Generally, the market prices of zero-coupon bonds and strip securities are more volatile than the prices of securities that pay interest periodically in cash and they are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality.

DOLLAR ROLLS

Certain funds may enter into dollar rolls transactions, pursuant to which a fund sells securities and simultaneously contracts to repurchase substantially similar securities on a specified future date. In the case of dollar rolls involving mortgage-backed securities, the mortgage-backed securities that are purchased typically will be of the same type and will have the same or similar interest rate and maturity as those sold, but will be supported by different pools of mortgages. A fund forgoes principal and interest paid during the roll period on the securities sold in a dollar roll, but the fund is compensated by the difference between the current sales price and the price for the future purchase as well as by any interest earned on the proceeds of the securities sold. A fund could also be compensated through receipt of fee income. The fund intends to enter into dollar rolls only with government securities dealers recognized by the Federal Reserve Board, or with member banks of the Federal Reserve. A fund will not treat dollar rolls as being subject to its borrowing or senior securities restrictions. In addition to the general risks involved in leveraging, dollar rolls are subject to the same risks as repurchase and reverse repurchase agreements, which are discussed below.

INVESTMENTS IN THE REAL ESTATE INDUSTRY AND REAL ESTATE INVESTMENT TRUSTS (“REITS”)

REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs, or hybrid REITs.

Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs invest their assets in both real property and mortgages. REITs are not taxed on income distributed to policyowners provided they comply with several requirements of the Code.

Investments in the real estate industry are subject to risks associated with direct investment in real estate. Such risks include, but are not limited to: declining real estate values; risks related to general and local economic conditions; over-building; increased competition for assets in local and regional markets; changes in zoning laws; difficulties in completing construction; changes in real estate value and property taxes; increases in operating expenses or interest rates; changes in neighborhood values or the appeal of properties to tenants; insufficient levels of occupancy; and inadequate rents to cover operating expenses. The performance of securities issued by companies in the real estate industry also may be affected by management of insurance risks, adequacy of financing available in capital markets, the competence of management, changes in applicable laws and governmental regulations (including taxes) and social and economic trends.

REITs also may subject a portfolio to certain risks associated with the direct ownership of real estate. As described above, these risks include, among others: possible declines in the value of real estate; possible lack of availability of mortgage funds; extended vacancies of properties; risks related to general and local economic conditions; overbuilding; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, liability to third parties for or damages resulting from, environmental problems, or casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates.

Investing in REITs involves certain unique risks, in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to risks associated with heavy cash flow dependency, potential default by borrowers, self-liquidation and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to industry related risks.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, REITs have been more volatile in price than the larger capitalization stocks included in the S&P 500 Index.

MORTGAGE-RELATED SECURITIES

The funds may invest in mortgage-related securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, and by private issuers entities, provided, however, that to the extent that a fund purchases mortgage-related securities from such issuers which may, solely for purposes of the 1940 Act, be deemed to be investment companies, the fund’s investment in such securities will be subject to the limitations on its investment in investment company securities. In the case of privately-issued mortgage-related and asset-backed securities, the funds take the position that such instruments do not represent interests in any particular industry or group of industries.

Mortgage-related securities in which the funds may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies such as the Government National Mortgage Association (“GNMA”) and government-related organizations such as Fannie Mae (formally known as the Federal National Mortgage Association) and Freddie Mac (formally known as the Federal Home Loan Mortgage Corporation), as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers, other private issuers, and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. If a fund purchases a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the securities are prone to prepayment, thereby shortening the average life of the security and shortening the period of time over which income at the higher rate is received. When interest rates are rising, though, the rate of prepayment tends to decrease, thereby lengthening the period of time over which income at the lower rate is received. A fund’s yield may be affected by reinvestment of prepayments at higher or lower rates than the original investment. For these and other reasons, a mortgage-related security’s average maturity may be shortened or lengthened as a result of interest rate fluctuations; and, therefore, it is not possible to predict accurately the security’s return. In addition, regular payments received in respect of mortgage-related securities include both interest and principal. No assurance can be given as to the return a fund will receive when these amounts are reinvested. The U.S. government has provided financial support to Fannie Mae and Freddie Mac, but there can be no assurances that it will support these or other government-sponsored entities in the future.

There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as “Ginnie Maes”) which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly owned U.S. government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by Fannie Mae include Fannie Mae Guaranteed Mortgage Pass-Through Certificates (also known as “Fannie Maes”) which are solely the obligations of Fannie Mae and are not backed by or entitled to the full faith and credit of the United States. Fannie Mae is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to the timely payment of the principal and interest by Fannie Mae. Mortgage-related securities issued by Freddie Mac include Freddie Mac Mortgage Participation Certificates (also known as “Freddie Macs” or “PCs”). Freddie Mac is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to the timely payment of interest, which is guaranteed by Freddie Mac. Freddie Mac guarantees either ultimate collection or the timely payment of all principal payments on the underlying mortgage loans. When Freddie Mac does not guarantee timely payment of principal, Freddie Mac may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer’s underlying asset portfolio and, in certain cases, the issuer’s ability to issue replacement securities (such as asset-backed commercial paper). As a result, there could be losses to a fund in the event of credit or market value deterioration in the issuer’s underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer’s inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the fund may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. If mortgage-backed securities or asset-backed securities are bought at a discount, however, both scheduled payments of principal and unscheduled prepayments will increase current and total returns and will accelerate the recognition of income which, when distributed to shareholders, will be taxable as ordinary income.

Unlike mortgage-backed securities issued or guaranteed by the U.S. government or one of its sponsored entities, mortgage-backed securities issued by private issuers do not have a government or government-sponsored entity guarantee, but may have credit enhancement provided by external entities such as banks or financial institutions or achieved through the structuring of the transaction itself. Examples of such credit support arising out of the structure of the transaction include the issue of senior and subordinated securities (e.g., the issuance of securities by a special purpose vehicles in multiple classes or “tranches,” with one or more classes being senior to other subordinated classes as to the payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); creation of “reserve funds” (in which case cash or investments, sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and “over-collateralization” (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceeds that required to make payment of the securities and pay any servicing or other fees). However, there can be no guarantee that credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans.

If a fund purchases subordinated mortgage-backed securities, the payments of principal and interest on the fund’s subordinated securities generally will be made only after payments are made to the holders of securities senior to the fund’s securities. Therefore, if there are defaults on the underlying mortgage loans, a fund will be less likely to receive payments of principal and interest, and will be more likely to suffer a loss. Privately issued mortgage-backed securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-backed securities held in a fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

In addition, mortgage-backed securities that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those mortgage-backed securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private mortgage-backed securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-backed securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label mortgage-backed securities pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements. See “Recent Market Events.”

The risk of non-payment is greater for mortgage-backed securities that are backed by mortgage pools that contain subprime loans, but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic turn-down, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages.

Certain funds may invest in Collateralized Mortgage Obligations (“CMOs”) residuals and stripped mortgage-backed securities (“SMBS”). CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of

CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only (“IO”) class of stripped mortgage-backed securities. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a fund may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed, and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not have been registered under the 1933 Act. CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed “illiquid” and subject to a fund’s limitations on investment in illiquid securities.

SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including pre-payments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed “illiquid” and subject to a fund’s limitations on investment in illiquid securities.

ASSET-BACKED SECURITIES

An asset-backed security represents an interest in a pool of assets such as receivables from credit card loans, automobile loans and other trade receivables. Changes in the market’s perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing any credit enhancement, will all affect the value of an asset-backed security, as will the exhaustion of any credit enhancement. The risks of investing in asset-backed securities ultimately depend upon the payment of the consumer loans by the individual borrowers. In its capacity as purchaser of an asset-backed security, a fund would generally have no recourse to the entity that originated the loans in the event of default by the borrower. Additionally, in the same manner as described above under “Mortgage-Related Securities” with respect to prepayment of a pool of mortgage loans underlying mortgage-related securities, the loans underlying asset-backed securities are subject to prepayments, which may shorten the weighted average life of such securities and may lower their return.

A fund may purchase commercial paper, including asset-backed commercial paper (“ABCP”) that is issued by structured investment vehicles or other conduits. These conduits may be sponsored by mortgage companies, investment banking firms, finance companies, hedge funds, private equity firms and special purpose finance entities. ABCP typically refers to a debt security with an original term to maturity of up to 270 days, the payment of which is supported by cash flows from underlying assets, or one or more liquidity or credit support providers, or both. Assets backing ABCP, which may be included in revolving pools of assets with large numbers of obligors, include credit card, car loan and other consumer receivables and home or commercial mortgages, including subprime mortgages. The repayment of ABCP issued by a conduit depends primarily on the cash collections received from the conduit’s underlying asset portfolio and the conduit’s ability to issue new ABCP. Therefore, there could be losses to a fund investing in ABCP in the event of credit or market value deterioration in the conduit’s underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing ABCP, or the conduit’s inability to issue new ABCP. To protect investors from these risks, ABCP programs may be structured with various protections, such as credit enhancement, liquidity support, and commercial paper stop-issuance and wind-down triggers. However there can be no guarantee that these protections will be sufficient to prevent losses to investors in ABCP.

Some ABCP programs provide for an extension of the maturity date of the ABCP if, on the related maturity date, the conduit is unable to access sufficient liquidity through the issue of additional ABCP. This may delay the sale of the underlying collateral and a fund may incur a loss if the value of the collateral deteriorates during the extension period. Alternatively, if collateral for ABCP commercial paper deteriorates in value, the collateral may be required to be sold at inopportune times or at prices insufficient to repay the principal and interest on the ABCP. ABCP programs may provide for the issuance of subordinated notes as an additional form of credit enhancement. The subordinated notes are typically of a lower credit quality and have a higher risk of default. A fund purchasing these subordinated notes will therefore have a higher likelihood of loss than investors in the senior notes.

Asset-backed securities may be subject to greater risk of default during periods of economic downturn than other securities which could result in possible losses to a fund. In addition, the secondary market for asset-backed securities may not be as liquid as the market for other securities which may result in a fund’s experiencing difficulty in valuing and/or disposing of asset-backed securities.

Asset-backed securities may present certain risks not relevant to mortgage-backed securities. Assets underlying asset-backed securities such as credit card receivables are generally unsecured, and debtors are entitled to the protection of various state and federal consumer protection laws, some of which provide a right of set-off that may reduce the balance owed.

INCOME-PRODUCING SECURITIES

Certain funds focus their investments in income-producing securities.

Defaulted securities. Defaulted securities are debt securities on which the issuer is not currently making interest payments. Certain funds will purchase defaulted securities only when their respective sub-advisers believe, based upon analysis of the financial condition, results of operations and economic outlook of an issuer, that there is potential for resumption of income payments and that the securities offer an unusual opportunity for capital appreciation. Notwithstanding the sub-adviser’s belief as to the resumption of income payments, however, the purchase of any security on which payment of interest or dividends is suspended involves a high degree of risk. Such risk includes, among other things, the following:

Financial and Market Risks. Investments in securities that are in default involve a high degree of financial and market risks that can result in substantial, or at times even total, losses. Issuers of defaulted securities may have substantial capital needs and may become involved in bankruptcy or reorganization proceedings. Among the problems involved in investments in such issuers is the fact that it may be difficult to obtain information about the condition of such issuers. The market prices of such securities also are subject to abrupt and erratic movements and above average price volatility, and the spread between the bid and asked prices of such securities may be greater than normally expected.

Disposition of Fund Securities. The funds generally intend to purchase securities for which the sub-adviser expects an active market to be maintained. Defaulted securities may be less actively traded than other securities making it more difficult to dispose of substantial holdings of such securities at prevailing market prices. The funds will limit holdings of any such securities to amounts that the sub-adviser believes could be readily sold, and its holdings of such securities would, in any event, be limited so as not to limit the funds’ ability to readily dispose of securities to meet redemptions.

Other. Defaulted securities require active monitoring and may, at times, require participation in bankruptcy or receivership proceedings on behalf of the funds or taking possession and managing the assets that secure the issuer’s obligations on the defaulted securities. This could increase a fund’s operating expenses and adversely affect its net asset value. Risks in defaulted securities may be considerably higher as they are generally unsecured and subordinated to other creditors of the issuer.

Other types of income-producing securities that the funds may purchase include, but are not limited to, the following:

Variable and Floating Rate Obligations. These types of securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity.

Standby Commitments. These instruments, which are similar to a put, give a fund the option to obligate a broker, dealer or bank to repurchase a security held by a fund at a specified price.

Tender Option Bonds. Tender option bonds are relatively long-term bonds that are coupled with the agreement of a third party (such as a broker, dealer or bank) to grant the holders of such securities the option to tender the securities to the institution at periodic intervals.

The funds will purchase instruments with demand features, standby commitments and tender option bonds primarily for the purpose of increasing the liquidity of their portfolios.

These investments are subject to various risks. Two primary (but not exclusive) risks affecting income-producing securities are credit risk and interest rate risk. Credit risk relates to the party’s ability to make payment of principal and/or interest on an instrument; interest rate risk relates to the fact that the value of the security will be impacted by the rise and fall of interest rates and other market events. Because a fund may invest in securities backed by banks and other financial institutions, changes in the credit quality of these institutions could cause losses to the fund and affect its share price.

In the event that a security is rated by different agencies and receives different ratings from these agencies, unless a fund’s prospectus provides otherwise, a fund will treat the security as being rated in the highest rating category received from an agency. Credit rating criteria is applied at the time the fund purchases a security and the fund may choose not to sell securities that are downgraded below investment grade after their purchases. In general, the ratings of agencies represent the opinions of these agencies as to the quality of securities that they rate. Such ratings, however, are relative and subjective, are not absolute standards of quality and do not evaluate the market value risk of the securities. These ratings will be used by the funds as initial criteria for the selection of portfolio securities, but the funds also will rely upon the independent advice of a sub-adviser to evaluate potential investments. A sub-adviser in its reasonable judgment will determine what rating to assign to unrated securities.

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, a fund’s portfolio managers will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults, the investors in a security held by a fund may become the holders of underlying assets. In that case, a fund may become the holder of securities that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

Distressed Debt Securities. Certain funds may invest in distressed securities. Distressed debt securities are debt securities that are purchased in the secondary market and are the subject of bankruptcy proceedings or otherwise in default as to the repayment of principal and/or interest at the time of acquisition by a fund or are rated in the lower rating categories (Ca or lower by Moody’s Investors Services, Inc. (“Moody’s”) and CC or lower by Standard and Poor’s Ratings Group (“S&P”)) or which, if unrated, are in the judgment of a sub-adviser of equivalent quality. Distressed securities are speculative and involve substantial risks. The risks associated with high-yield securities are heightened by investing in distressed debt securities.

Generally, a fund will invest in distressed securities when the sub-adviser believes it is reasonably likely that the issuer of the distressed debt securities will make an exchange offer or will be the subject of a plan of reorganization pursuant to which the fund will receive new securities (e.g., equity securities). However, there can be no assurance that such an exchange offer will be made or that such a plan of reorganization will be adopted. In addition, a significant period of time may pass between the time at which a fund makes its investment in distressed debt securities and the time that any such exchange offer or plan of reorganization is completed. During this period, it is unlikely that the fund will receive any interest payments on the distressed debt securities, the fund will be subject to significant uncertainty as to whether or not the exchange offer or plan will be completed and the fund may be required to bear certain extraordinary expenses to protect or recover its investment. Even if an exchange offer is made or plan or reorganization is adopted with respect to the distressed debt securities held by a fund, there can be no assurance that the securities or other assets received by the fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by the fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of a fund’s participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of distressed debt securities, the fund may be restricted from disposing of such securities.

Maturity and Duration. The maturity of a fixed income security is a measure of the time remaining until the final payment on the security is due. For simple fixed income securities, duration indicates the average time at which the security’s cash flows are to be received. For simple fixed income securities with interest payments occurring prior to the payment of principal, duration is always less than maturity. For example, a current coupon bullet bond with a maturity of 3.5 years will have a duration of approximately three years. In general, the lower the stated or coupon rate of interest of a fixed income security, the closer its duration will be to its final maturity; conversely, the higher the stated or coupon rate of interest of a fixed income security, the shorter its duration will be compared to its final maturity.

The determination of duration becomes more complex when fixed income securities with features like floating coupon payments, optionality, prepayments, and structuring are evaluated. There are differing methodologies for computing effective duration prevailing in the industry. These methods estimate the expected response of the security’s price to changes in its yield, usually under the assumption that the yield changes will be driven by changes in the level of an underlying interest rate curve while holding the security’s spread constant. So a security with an effective duration of 3 years is expected on average to have a negative price return of about 30 basis points when its yield rises by 10 basis points (“about” 30 basis points is used rather than exactly 30 basis points because other factors like convexity can also affect the relationship). Floating rate securities may have final maturities of ten or more years, but their effective durations will typically be very short (or, in some circumstances, negative).

HIGH-YIELD/HIGH-RISK BONDS

High-yield/high-risk bonds, below-investment-grade securities (commonly known as “junk bonds”) involve significant credit and liquidity concerns and fluctuating yields, and are not suitable for short-term investing. Higher yields are ordinarily available on fixed-income securities which are unrated or are rated in the lower rating categories of recognized rating services such as Moody’s and S&P, but also are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations.

Valuation risks. Lower rated bonds also involve the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, a fund owning such bonds would experience a reduction in its income, and could expect a decline in the market value of the securities so affected. Such funds, furthermore, may incur additional costs in seeking the recovery of the defaulted securities. More careful analysis of the financial condition of each issuer of lower-rated securities is therefore necessary. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals and to obtain additional financing.

The market prices of lower-grade securities are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic or political changes or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in volatility of the prices of these securities. Past experience with high-yield securities in a prolonged economic downturn may not provide an accurate indication of future performance during such periods.

Liquidity risks. Lower-rated securities also may have less liquid markets than higher-rated securities, and their liquidity as well as their value may be more severely affected by adverse economic conditions. Adverse publicity and investor perceptions as well as new or proposed laws may also have a greater negative impact on the market for lower rated bonds.

Unrated securities are not necessarily of lower credit quality than rated securities, but the markets for lower rated and nonrated securities are more limited than those in which higher-rated securities are traded. The existence of limited markets may make it more difficult for a fund to obtain accurate market quotations for purposes of valuing its securities and calculating its net asset value. Moreover, the lack of a liquid trading market may restrict the availability of securities for a fund to purchase and may also have the effect of limiting the ability of a fund to sell securities at their fair value either to meet redemption requests or to respond to changes in the economy or the financial markets. In addition, an economic downturn or increase in interest rates is likely to have a greater negative effect on: (i) the market for lower-rated and nonrated securities; (ii) the value of high-yield debt securities held by a fund; (iii) the new asset value of a fund holding such securities; and (iv) the ability of the bonds’ issuers to repay principal and interest, meet projected business goals and obtain additional financing than on higher-rated securities.

Additional risks of high-yield/high-risk bonds. Lower rated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption, a fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. Also, the principal value of bonds moves inversely with movements in interest rates; in the event of rising interest rates, the value of the securities held by a fund may decline more than a portfolio consisting of higher rated securities. If a fund experiences unexpected net redemptions, it may be forced to sell its higher rated bonds, resulting in a decline in the overall credit quality of the securities held by the fund and increasing the exposure of the fund to the risks of lower rated securities.

Subsequent to its purchase by a fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the fund. Neither event will require sale of these securities by the fund, but a sub-adviser will consider the event in determining whether a fund should continue to hold the security.

SUBORDINATED SECURITIES

A fund may invest in securities which are subordinated or “junior” to more senior securities of the issuer, or which represent interests in pools of such subordinated or junior securities. Such securities may include so-called “high yield” or “junk” bonds (i.e., bonds that are rated below investment grade by a rating agency or that are deemed by the sub-adviser to be of equivalent quality) and preferred stock. Under the terms of subordinated securities, payments that would otherwise be made to their holders may be required to be made to the holders of more senior securities, and/or the subordinated or junior securities may have junior liens, if they have any rights at all, in any collateral (meaning proceeds of the collateral are required to be paid first to the holders of more senior securities). Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time. As a result, even a perceived decline in creditworthiness of the issuer is likely to have a greater impact on them.

STRUCTURED NOTES AND RELATED INSTRUMENTS

“Structured” notes and other related instruments are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets, such as indexes reflecting bonds. Structured instruments may be issued by corporations, including banks, as well as by governmental agencies and frequently are assembled in the form of medium-term notes, but a variety of forms is available and may be used in particular circumstances. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but ordinarily not below zero) to reflect changes in the embedded index while the instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other asset(s). Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss. Investment in indexed securities and structured notes involves certain risks, including the credit risk of the issuer and the normal risks of price changes in response to changes in interest rates. Further, in the case of certain indexed securities or structured notes, a decline in the reference instrument may cause the interest rate to be reduced to zero, and any further declines in the reference instrument may then reduce the principal amount payable on maturity. Finally, these securities may be less liquid than other types of securities, and may be more volatile than their underlying reference instruments.

LENDING OF FUND SECURITIES

The funds, from time to time, may lend portfolio securities to broker-dealers, banks or institutional borrowers of securities. In accordance with guidelines from the SEC and its staff, a fund must receive at least 102% collateral (generally 102% for domestic securities and 105% for international securities), in the form of cash or U.S. government securities. This collateral must be valued daily; and should the market value of the loaned securities increase, the borrower must furnish additional collateral to the lender. During the time portfolio securities are on loan, the borrower pays the lender dividends or interest paid on such securities. Loans are subject to termination by the lender or the borrower at any time. While the funds do not have the right to vote securities on loan, each intends to regain the right to vote if that is considered important with respect to the investment. In the event the borrower defaults on its obligation to a fund, the fund could experience delays in recovering its securities, possible capital losses and even loss of rights in the collateral should the borrower fail financially. The funds will only enter into loan arrangements with broker-dealers, banks or other institutions determined to be creditworthy under guidelines that may be established by the Board of Trustees. At the termination of a loan transaction, a fund has the obligation to return cash or collateral delivered by the borrower. A fund may experience losses on the collateral and may be required to liquidate other investments at inopportune times in order to return amounts to the borrower.

ILLIQUID AND RESTRICTED/144A SECURITIES

Subject to its investment restrictions a fund may invest up to 15% (5% for Transamerica AEGON Money Market) of its net assets in illiquid securities, including restricted securities that are illiquid.

Restricted securities are securities subject to legal or contractual restrictions on their resale, such as private placements. Such restrictions might prevent the sale of restricted securities at a time when the sale would otherwise be desirable. Securities sold through private placements are not registered under the 1933 Act, as amended, and may not be subject to the disclosure and other investor protection requirements that would be applicable if the sale of securities were so registered.

Except where provided otherwise under “Non-Fundamental Policies,” to the extent required by applicable law and SEC guidance, no securities for which there is not a readily available market (“illiquid securities”) will be acquired by a fund if such acquisition would cause the aggregate value of illiquid securities to exceed 15% (10% with respect to Transamerica AEGON High Yield Bond and 5% with respect to Transamerica AEGON Money Market) of the fund’s net assets. An illiquid security is any security which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which a fund has valued the security. Illiquid securities may be difficult to value, and a fund may have difficulty disposing of such securities promptly.

In recent years, a large institutional market has developed for certain securities that are not registered under the 1933 Act. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can readily be resold or on an issuer’s ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

Rule 144A under the 1933 Act established a “safe harbor” from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing a Rule 144A-eligible security held by a portfolio could, however, adversely affect the marketability of such portfolio security and the portfolio might be unable to dispose of such security promptly or at reasonable prices.

The funds’ Board of Trustees has authorized each fund’s sub-adviser to make liquidity determinations with respect to Rule 144A securities in accordance with the guidelines established by the Board of Trustees. Under the guidelines which may be amended from time to time, the fund’s sub-adviser generally will consider the following factors in determining whether a Rule 144A security is liquid: 1) the frequency of trades and quoted prices for the security; 2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; 3) the willingness of dealers to undertake to make a market in the security; 4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer; 5) the likelihood that the security’s marketability will be maintained throughout the anticipated holding period; and/or 6) other factors deemed appropriate. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the OTC markets. A fund may be restricted in its ability to sell such securities at a time when a fund’s sub-adviser deems it advisable to do so. In addition, in order to meet redemption requests, a fund may have to sell other assets, rather than such illiquid securities, at a time that is not advantageous.

MUNICIPAL OBLIGATIONS

Municipal securities generally include debt obligations (bonds, notes or commercial paper) issued by or on behalf of any of the 50 states and their political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) or other qualifying issuers, participation or other interests in these securities and other related investments. Municipal securities are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, water and sewer works, gas, and electric utilities. They may also be issued to refund outstanding obligations, to obtain funds for general operating expenses, or to obtain funds to loan to other public institutions and facilities and in anticipation of the receipt of revenue or the issuance of other obligations.

Although the interest paid on municipal securities is generally excluded from gross income, a fund’s distributions of interest paid on municipal securities will be taxable to shareholders unless the fund reports the distributions as exempt-interest dividends. The funds do not expect to be eligible to report any dividends as exempt-interest dividends. The funds may invest in various types of municipal obligations, including, without limitation, the following:

Municipal Bonds. Municipal bonds generally are classified as general obligation or revenue bonds. General obligation bonds are secured by the issuer’s pledge of its full faith, credit and unlimited taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues generated by a particular facility or class of facility, or in some cases from the proceeds of a special excise tax or specific revenue source.

Private Activity Bonds. Private activity bonds are issued by or on behalf of public authorities to provide funds, usually through a loan or lease arrangement, to a private entity for the purpose of financing construction of privately operated industrial facilities, such as warehouse, office, plant and storage facilities and environmental and pollution control facilities. Such bonds are secured primarily by revenues derived from loan repayments or lease payments due from the entity, which may or may not be guaranteed by a parent company or otherwise secured. Private activity bonds generally are not secured by a pledge of the taxing power of the issuer of such bonds. Therefore, repayment of such bonds generally depends on the revenue of a private entity. The continued ability of an entity to generate sufficient revenues for the payment of principal and interest on such bonds will be affected by many factors, including the size of the entity, its capital structure, demand for its products or services, competition, general economic conditions, government regulation and the entity’s dependence on revenues for the operation of the particular facility being financed.

Interest income on certain types of private activity bonds issued after August 7, 1986 to finance non-governmental activities is a specific tax preference item for purposes of the federal individual and corporate alternative minimum tax (“AMT”). Bonds issued in 2009 and

2010 generally will not be treated as private activity bonds, and interest earned on such bonds generally will not be treated as a tax preference item. Individual and corporate shareholders may be subject to a federal AMT to the extent that a fund’s dividends are derived from interest on those bonds. Although dividends derived from interest income on tax-exempt municipal obligations are generally a component of the “current earnings” adjustment item for purposes of the federal corporate AMT, dividends of interest income on municipal obligations issued in 2009 and 2010 generally will not be included in the current earnings adjustment.

Industrial Development Bonds. Industrial development bonds (“IDBs”) are issued by public authorities to obtain funds to provide financing for privately-operated facilities for business and manufacturing, housing, sports, convention or trade show facilities, airport, mass transit, port and parking facilities, air or water pollution control facilities, and certain facilities for water supply, gas, electricity or sewerage or solid waste disposal. Although IDBs are issued by municipal authorities, the payment of principal and interest on IDBs is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of the real and personal property being financed as security for such payments. IDBs are considered municipal securities if the interest paid is exempt from regular federal income tax. Interest earned on IDBs may be subject to the federal AMT.

Municipal Notes. Municipal notes are short-term debt obligations issued by municipalities which normally have a maturity at the time of issuance of six months to three years. Such notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes and project notes. Notes sold in anticipation of collection of taxes, a bond sale or receipt of other revenues are normally obligations of the issuing municipality or agency.

Municipal Commercial Paper. Municipal commercial paper is short-term debt obligations issued by municipalities. Although done so infrequently, municipal commercial paper may be issued at a discount (sometimes referred to as Short-Term Discount Notes). These obligations are issued to meet seasonal working capital needs of a municipality or interim construction financing and are paid from a municipality’s general revenues or refinanced with long-term debt. Although the availability of municipal commercial paper has been limited, from time to time the amounts of such debt obligations offered have increased, and this increase may continue.

Participation Interests. A participation interest in municipal obligations (such as private activity bonds and municipal lease obligations) gives a fund an undivided interest in the municipal obligation in the proportion that the fund’s participation interest bears to the total principal amount of the municipal obligation. Participation interests in municipal obligations may be backed by an irrevocable letter of credit or guarantee of, or a right to put to, a bank (which may be the bank issuing the participation interest, a bank issuing a confirming letter of credit to that of the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the participation interest) or insurance policy of an insurance company. The fund has the right to sell the participation interest back to the institution or draw on the letter of credit or insurance after a specified period of notice, for all or any part of the full principal amount of the fund’s participation in the security, plus accrued interest.

Issuers of participation interests will retain a service and letter of credit fee and a fee for providing the liquidity feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield at which the participations were purchased on behalf of a fund. With respect to insurance, a fund will attempt to have the issuer of the participation interest bear the cost of the insurance, although a fund may also purchase insurance, in which case the cost of insurance will be an expense of the fund. Although participation interests may be sold, the fund intends to hold them until maturity, except under the circumstances stated above. Participation interests may include municipal lease obligations. Purchase of a participation interest may involve the risk that a fund will not be deemed to be the owner of the underlying municipal obligation for purposes of the ability to claim tax exemption of interest paid on that municipal obligation.

Variable Rate Obligations. The interest rate payable on a variable rate municipal obligation is adjusted either at predetermined periodic intervals or whenever there is a change in the market rate of interest upon which the interest rate payable is based. A variable rate obligation may include a demand feature pursuant to which a fund would have the right to demand prepayment of the principal amount of the obligation prior to its stated maturity. The issuer of the variable rate obligation may retain the right to prepay the principal amount prior to maturity.

Municipal Lease Obligations. Municipal lease obligations may take the form of a lease, an installment purchase or a conditional sales contract. Municipal lease obligations are issued by state and local governments and authorities to acquire land, equipment and facilities such as state and municipal vehicles, telecommunications and computer equipment, and other capital assets. Interest payments on qualifying municipal leases are exempt from federal income taxes. A fund may purchase these obligations directly, or they may purchase participation interests in such obligations. Municipal leases are generally subject to greater risks than general obligation or revenue bonds. State laws set forth requirements that states or municipalities must meet in order to issue municipal obligations; and such obligations may contain a covenant by the issuer to budget for, appropriate, and make payments due under the obligation. However, certain municipal lease obligations may contain “non-appropriation” clauses which provide that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year. Accordingly, such obligations are subject to “non-appropriation” risk. While municipal leases are secured by the underlying capital asset, it may be difficult to dispose of such assets in the event of non-appropriation or other default.

Residual Interest Bonds. The funds may invest in Residual Interest Bonds (sometimes referred to as inverse floaters) (“RIBs”), which brokers create by depositing a Municipal Bond in a trust. The trust in turn issues a variable rate security and RIBs. The interest rate on the short-term component is reset by an index or auction process normally every seven to 35 days, while the RIB holder receives the balance of the income from the underlying Municipal Bond less an auction fee. Therefore, rising short-term interest rates result in lower income for the RIB, and vice versa. An investment in RIBs typically will involve greater risk than an investment in a fixed rate bond. RIBs have interest rates that bear an inverse relationship to the interest rate on another security or the value of an index. Because increases in the interest rate on the other security or index reduce the residual interest paid on a RIB, the value of a RIB is generally more volatile than that of a fixed rate bond. RIBs have interest rate adjustment formulas that generally reduce or, in the extreme, eliminate the interest paid to a fund when short-term interest rates rise, and increase the interest paid to the funds when short-term interest rates fall. RIBs have varying degrees of liquidity that approximate the liquidity of the underlying bond(s), and the market price for these securities is volatile. RIBs can be very volatile and may be less liquid than other Municipal Bonds of comparable maturity. These securities will generally underperform the market of fixed rate bonds in a rising interest rate environment, but tend to outperform the market of fixed rate bonds when interest rates decline or remain relatively stable. Although volatile, RIBs typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality, coupon, call provisions and maturity. To the extent permitted by each fund’s investment objectives and general investment policies, a fund may invest in RIBs without limitation.

In a transaction in which a fund purchases a RIB from a trust, and the underlying Municipal Bond was held by the fund prior to being deposited into the trust, the fund treats the transaction as a secured borrowing for financial reporting purposes. As a result, the fund will incur a non-cash interest expense with respect to interest paid by the trust on the variable rate securities, and will recognize additional interest income in an amount directly corresponding to the non-cash interest expense. Therefore, the fund’s net asset value per share and performance are not affected by the non-cash interest expense. This accounting treatment does not apply to RIBs acquired by the funds where the funds did not previously own the underlying Municipal Bond.

Tax-exempt Commercial Paper. Tax-exempt commercial paper is a short-term obligation with a stated maturity of 270 days or less. It is issued by state and local governments or their agencies to finance seasonal working capital needs or as short term financing in anticipation of longer term financing. While tax-exempt commercial paper is intended to be repaid from general revenues or refinanced, it frequently is backed by a letter of credit, lending arrangement, note repurchase agreement or other credit facility agreement offered by a bank or financial institution.

Custodial Receipts and Certificates. Custodial receipts or certificates underwritten by securities dealers or banks evidence ownership of future interest payments, principal payments or both on certain municipal obligations. The underwriter of these certificates or receipts typically purchases municipal obligations and deposits the obligations in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the obligations. Although under the terms of a custodial receipt, a fund would be typically authorized to assert its rights directly against the issuer of the underlying obligation, a fund could be required to assert through the custodian bank those rights as may exist against the underlying issuer. Thus, in the event the underlying issuer fails to pay principal and/or interest when due, the fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in recognition of any taxes paid.

Additional Risks Relating Particularly to Municipal Obligations. The Code imposes certain continuing requirements on issuers of tax-exempt bonds regarding the use, expenditure and investment of bond proceeds and the payment of rebates to the U.S. government. Failure by the issuer to comply after the issuance of tax-exempt bonds with certain of these requirements could cause interest on the bonds to become includable in gross income retroactive to the date of issuance.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal obligations, and similar proposals may be introduced in the future. In addition, the federal income tax exemption has been, and may in the future be, the subject of litigation. If one of these proposals were enacted, the availability of tax-exempt obligations for investment by a fund and the value of a fund’s investments would be affected.

Opinions relating to the validity of municipal obligations and to the exclusion of interest thereon from gross income for regular federal income tax purposes are rendered by bond counsel to the respective issuers at the time of issuance. A fund and their service providers will rely on such opinions and will not review the proceedings relating to the issuance of municipal obligations or the bases for such opinions.

Information about the financial condition of issuers of municipal obligations may be less available than about corporations whose securities are publicly traded.

A fund may invest in taxable municipal obligations. The market for taxable municipal obligations is relatively small, which may result in a lack of liquidity and in price volatility of those securities. Interest on taxable municipal obligations is includable in gross income for regular federal income tax purposes. While interest on taxable municipal obligations may be exempt from personal taxes imposed by the state within which the obligation is issued, such interest will nevertheless generally be subject to all other state and local income and franchise taxes.

LOANS

A fund may invest in certain commercial loans, generally known as “syndicated bank loans,” by acquiring participations or assignments in such loans. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. A fund may participate in such syndications, or can buy part of a loan, becoming a lender. A fund’s investment in a loan participation typically will result in the fund having a contractual relationship only with the lender and not with the borrower. A fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing a participation, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any right of set-off against the borrower, and the fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, a fund may be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, a fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

When a fund purchases a loan assignment from lenders, it will acquire direct rights against the borrowers on the loan. Because assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by a fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender.

A fund may acquire loans of borrowers that are experiencing, or are more likely to experience, financial difficulty, including loans of borrowers that have filed for bankruptcy protection. Although loans in which a fund may invest generally will be secured by specific collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event of nonpayment of scheduled interest or principal, or that such collateral could be readily liquidated. In the event of bankruptcy of a borrower, a fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a senior loan.

Because there is no liquid market for commercial loans, the funds anticipate that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and a fund’s ability to dispose of particular assignments or participations when necessary to meet redemptions of fund shares, to meet the fund’s liquidity needs or when necessary in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market also may make it more difficult for a fund to assign a value to those securities for purposes of valuing the fund’s investments and calculating its net asset value.

Investments in loans through a direct assignment of the financial institution’s interests with respect to the loan may involve additional risks to a fund. For example, if a loan is foreclosed, a fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a fund relies on its sub-adviser’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the fund.

COMMON STOCKS

Subject to its investment restrictions, a fund may invest in common stocks. Common stocks represent an ownership interest in the issuing company. Holders of common stocks are not creditors of the issuer, and in the event of the liquidation, common stocks are junior to the debt obligations and preferred stocks of an issuer. Hence, dividend payments on common stocks should be regarded as less secure than income payments on corporate debt securities. Transamerica AEGON Flexible Income will consider investment in income-producing common stocks if the yields of common stocks generally become competitive with the yields of other income securities.

EQUITY EQUIVALENTS

In addition to investing in common stocks, the funds may invest in other equity securities and equity equivalents, including securities that permit a fund to receive an equity interest in an issuer, the opportunity to acquire an equity interest in an issuer, or the opportunity to receive a return on its investment that permits the fund to benefit from the growth over time in the equity of an issuer. Examples of equity securities and equity equivalents include preferred stock, convertible preferred stock and convertible debt securities.

Preferred Stocks. Subject to a fund’s investment restrictions, a fund may purchase preferred stocks. Preferred stocks are securities which represent an ownership interest in a corporation and which give the owner a prior claim over common stock on the corporation’s earnings and assets, however preferred stocks are junior to the debt securities of the issuer in those same respects. Preferred stock generally pays quarterly dividends. Preferred stocks may differ in many of their provisions. Among the features that differentiate preferred stocks from one another are the dividend rights, which may be cumulative or non-cumulative and participating or non-participating, redemption provisions, and voting rights. Such features will establish the income return and may affect the prospects for capital appreciation or risks of capital loss.

The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in an issuer’s creditworthiness than are the prices of debt securities. Shareholders of preferred stock may suffer a loss of value if dividends are not paid. Under ordinary circumstances, preferred stock does not carry voting rights.

Convertible Securities. Subject to its investment restrictions, a fund may invest in debt securities convertible into or exchangeable for equity securities, or debt securities that carry with them the right to acquire equity securities, as evidenced by warrants attached to such securities or acquired as part of units of the securities. Although to a lesser extent than with fixed-income securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks and, therefore, also will react to variations in the general market for equity securities. A significant feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so they may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

As fixed-income securities, convertible securities tend to provide for a stream of income with generally higher yields than common stocks. Of course, like all fixed-income securities, there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. Convertible securities normally pay less current income than securities without conversion features, but add the potential opportunity for capital appreciation from enhanced value for the equity securities into which they are convertible, and the concomitant risk of loss from declines in those values. A convertible security, in addition to providing fixed-income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. However, there can be no assurance of capital appreciation.

Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

A fund will limit its holdings of convertible debt securities to those that, at the time of purchase, are rated at least B- by S&P or B3 by Moody’s, or, if not rated by S&P or Moody’s, are of equivalent investment quality as determined by the sub-adviser. Except for certain funds, a fund’s investments in convertible debt securities and other high-yield, non-convertible debt securities rated below investment-grade will comprise less than 35% of the fund’s net assets. Debt securities rated below the four highest categories are not considered “investment-grade” obligations. These securities have speculative characteristics and present more credit risk than investment-grade obligations. Equity equivalents also may include securities whose value or return is derived from the value or return of a different security. Depositary receipts are an example of the type of derivative security in which the funds might invest.

Master Limited Partnerships. A fund may invest in Master Limited Partnership (“MLP”) units, which have limited control and voting rights, similar to those of a limited partner. An MLP could be taxed, contrary to its intention, as a corporation, resulting in decreased returns. MLPs may, for tax purposes, affect the character of the gain and loss realized by a fund and affect the holding period of a fund’s assets.

EVENT-LINKED BONDS

Certain funds may invest a portion of their assets in ‘‘event-linked bonds,’’ which are fixed-income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific ‘‘trigger’’ event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. Some event-linked bonds are commonly referred to as ‘‘catastrophe bonds.’’ If a trigger event occurs, a fund may lose a portion, or all, of its principal invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds may also expose a fund to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.

COLLATERALIZED DEBT OBLIGATIONS

Certain funds may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CDOs, CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below-investment-grade fixed-income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Although certain CDOs may receive credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, such enhancement may not always be present, and may fail to protect a fund against the risk of loss on default of the collateral. Certain CDOs may use derivatives contracts to create “synthetic” exposure to assets rather than holding such assets directly. CDOs may charge management fees and administrative expenses, which are in addition to those of a fund.

For both CBOs and CLOs, the cashflows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of subordinate tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class. Interest on certain tranches of a CDO may be paid in kind (paid in the form of obligations of the same type rather than cash), which involves continued exposure to default risk with respect to such payments.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the funds as illiquid securities, however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed-income securities discussed elsewhere in this SAI and the funds’ prospectuses (e.g., interest rate risk and default risk), CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) a fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results; and (v) the CDO’s manager may perform poorly.

REPURCHASE AGREEMENTS

Subject to its investment restrictions, a fund may enter into repurchase agreements. In a repurchase agreement, a fund purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed-upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed-upon resale price and marked-to-market daily) of the underlying security or collateral.

All repurchase agreements entered into by a fund shall be fully collateralized at all times during the period of the agreement in that the value of the underlying security shall be at least equal to an amount of the loan, including interest thereon, and the fund or its custodian shall have control of the collateral, which the sub-advisers believe will give the applicable fund a valid, perfected security interest in the collateral.

A fund may engage in a repurchase agreement with respect to any security in which it is authorized to invest. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to a fund in connection with bankruptcy proceedings), it is the policy of each fund to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by the sub-adviser for that fund and approved by the Board of Trustees.

Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs are incurred. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the fund’s ability to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which the fund seeks to assert its right to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the agreement.

BORROWINGS

A fund may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested by the fund’s portfolio managers in other securities or instruments in an effort to increase the fund’s investment returns. Reverse repurchase agreements may be considered to be a type of borrowing.

When a fund invests borrowing proceeds in other securities, the fund will be at risk for any fluctuations in the market value of the securities in which the proceeds are invested. Like other leveraging risks, this makes the value of an investment in a fund more volatile and increases the fund’s overall investment exposure. In addition, if a fund’s return on its investment of the borrowing proceeds does not equal or exceed the interest that a fund is obligated to pay under the terms of a borrowing, engaging in these transactions will lower the fund’s return.

A fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to its borrowing obligations. This could adversely affect the portfolio managers’ strategy and result in lower fund returns. Interest on any borrowings will be a fund expense and will reduce the value of a fund’s shares.

A fund may borrow on a secured or on an unsecured basis. If a fund enters into a secured borrowing arrangement, a portion of the fund’s assets will be used as collateral. During the term of the borrowing, the fund will remain at risk for any fluctuations in the market value of these assets in addition to any securities purchased with the proceeds of the loan. In addition, a fund may be unable to sell the collateral at a time when it would be advantageous to do so, which could adversely affect the portfolio managers’ strategy and result in lower fund returns. The fund would also be subject to the risk that the lender may file for bankruptcy, become insolvent, or otherwise default on its obligations to return the collateral to the fund. In the event of a default by the lender, there may be delays, costs and risks of loss involved in a fund’s exercising its rights with respect to the collateral or those rights may be limited by other contractual agreements or obligations or by applicable law.

The 1940 Act requires a fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that a fund may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

REVERSE REPURCHASE AGREEMENTS

Subject to its investment restrictions, a fund may enter into reverse repurchase agreements. A reverse repurchase agreement has the characteristics of a secured borrowing by a fund and creates leverage in a fund’s portfolio. In a reverse repurchase transaction, a fund sells a portfolio instrument to another person, such as a financial institution or broker/dealer, in return for cash. At the same time, a fund agrees to repurchase the instrument at an agreed-upon time and at a price that is greater than the amount of cash that the fund received when it sold the instrument, representing the equivalent of an interest payment by the fund for the use of the cash. During the term of the transaction, a fund will continue to receive any principal and interest payments (or the equivalent thereof) on the underlying instruments.

A fund may engage in reverse repurchase agreements as a means of raising cash to satisfy redemption requests or for other temporary or emergency purposes. Unless otherwise limited in its prospectus or this SAI, a fund may also engage in reverse repurchase agreements to the extent permitted by its fundamental investment policies in order to raise additional cash to be invested by the fund’s portfolio managers in other securities or instruments in an effort to increase the fund’s investment returns.

During the term of the transaction, a fund will remain at risk for any fluctuations in the market value of the instruments subject to the reverse repurchase agreement as if it had not entered into the transaction. When a fund reinvests the proceeds of a reverse repurchase agreement in other securities, the fund will also be at risk for any fluctuations in the market value of the securities in which the proceeds are invested. Like other leveraging risks, this makes the value of an investment in a fund more volatile and increases the fund’s overall investment exposure. In addition, if a fund’s return on its investment of the proceeds of the reverse repurchase agreement does not equal or exceed the implied interest that it is obligated to pay under the reverse repurchase agreement, engaging in the transaction will lower the fund’s return.

When a fund enters into a reverse repurchase agreement, it is subject to the risk that the buyer under the agreement may file for bankruptcy, become insolvent, or otherwise default on its obligations to the fund. In the event of a default by the counterparty, there may be delays, costs and risks of loss involved in a fund’s exercising its rights under the agreement, or those rights may be limited by other contractual agreements or obligations or by applicable law.

In addition, a fund may be unable to sell the instruments subject to the reverse repurchase agreement at a time when it would be advantageous to do so, or may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to its obligations under a reverse repurchase agreement. This could adversely affect the portfolio managers’ strategy and result in lower fund returns. At the time a fund enters into a reverse repurchase agreement, the fund is required to set aside cash or other appropriate liquid securities in the amount of the fund’s obligation under the reverse repurchase agreement or take certain other actions in accordance with SEC guidelines, which may affect a fund’s liquidity and ability to manage its assets. Although complying with SEC guidelines would have the effect of limiting the amount of fund assets that may be committed to reverse repurchase agreements and other similar transactions at any time, it does not otherwise mitigate the risks of entering into reverse repurchase agreements.

PASS-THROUGH SECURITIES

A fund may invest in various types of pass-through securities, such as mortgage-backed securities, asset-backed securities and participation interests, which are fully discussed in this SAI. A pass-through security is a share or certificate of interest in a pool of debt obligations that has been repackaged by an intermediary, such as a bank or broker-dealer. The purchaser receives an undivided interest in the underlying pool of securities. The issuers of the underlying securities make interest and principal payments to the intermediary, which are passed through to purchasers, such as the funds.

WARRANTS AND RIGHTS

Subject to its investment restrictions, a fund may invest in warrants and rights. A warrant is a type of security that entitles the holder to buy a proportionate amount of common stock at a specified price, usually higher than the market price at the time of issuance, for a period of years or to perpetuity. In contrast, rights, which also represent the right to buy common shares, normally have a subscription price lower than the current market value of the common stock and a life of two to four weeks.

Warrants and rights are subject to the same market risks as common stocks, but may be more volatile in price. An investment in warrants or rights may be considered speculative. In addition, the value of a warrant or right does not necessarily change with the value of the underlying securities and a warrant or right ceases to have value if it is not exercised prior to its expiration date.

TEMPORARY INVESTMENTS

At times a fund’s sub-advisers may judge that conditions in the securities markets make pursuing the fund’s typical investment strategy inconsistent with the best interest of its shareholders. At such times, a sub-adviser may temporarily use alternative strategies, primarily designed to reduce fluctuations in the value of the fund’s assets. In implementing these defensive strategies, a fund may invest without limit in securities that a sub-adviser believes present less risk to a fund, including equity securities, debt and fixed income securities, preferred stocks, U.S. government and agency obligations, cash or money market instruments, certificates of deposit, demand and time deposits, bankers’ acceptance or other securities a sub-adviser considers consistent with such defensive strategies, such as, but not limited to, options, futures, warrants or swaps. During periods in which such strategies are used, the duration of a fund may diverge from the duration range for that fund disclosed in its prospectus (if applicable). It is impossible to predict when, or for how long, a fund will use these alternative strategies. As a result of using these alternative strategies, a fund may not achieve its investment objective.

CERTAIN OTHER SECURITIES IN WHICH THE FUNDS MAY INVEST

Corporate Debt Securities. A fund may invest in corporate bonds, notes and debentures of long and short maturities and of various grades, including unrated securities. Corporate debt securities exist in great variety, differing from one another in quality, maturity, and call or other provisions. Lower-grade bonds, whether rated or unrated, usually offer higher interest income, but also carry increased risk of default. Corporate bonds may be secured or unsecured, senior to or subordinated to other debt of the issuer, and, occasionally, may be guaranteed by another entity. In addition, they may carry other features, such as those described under “Convertible Securities” and “Variable or Floating Rate Securities,” or have special features such as the right of the holder to shorten or lengthen the maturity of a given debt instrument, rights to purchase additional securities, rights to elect from among two or more currencies in which to receive interest or principal payments, or provisions permitting the holder to participate in earnings of the issuer or to participate in the value of some specified commodity, financial index, or other measure of value.

Commercial Paper. Commercial paper refers to short-term unsecured promissory notes issued by commercial and industrial corporations to finance their current operations. Commercial paper may be issued at a discount and redeemed at par, or issued at par with interest added at maturity. The interest or discount rate depends on general interest rates, the credit standing of the issuer, and the maturity of the note, and generally moves in tandem with rates on large CDs and Treasury bills. An established secondary market exists for commercial paper, particularly that of stronger issuers which are rated by Moody’s and S&P. Investments in commercial paper are subject to the risks that general interest rates will rise, that the credit standing and outside rating of the issuer will fall, or that the secondary market in the issuer’s notes will become too limited to permit their liquidation at a reasonable price.

International Agency Obligations. A fund may invest in bonds, notes or Eurobonds of international agencies. Examples are securities issued by the Asian Development Bank, the European Economic Community, and the European Investment Bank. The funds may also purchase obligations of the International Bank for Reconstruction and Development which, while technically not a U.S. government agency or instrumentality, has the right to borrow from the participating countries, including the United States.

Bank Obligations or Savings and Loan Obligations. Subject to its investment restrictions, a fund may invest in all types of bank obligations, including certificates of deposit, bankers’ acceptances and other debt obligations of commercial banks and certificates of deposit and other debt obligations of savings and loan associations (“S&Ls”). Certificates of deposit are receipts from a bank or an S&L for funds deposited for a specified period of time at a specified rate of return. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international commercial transactions. These instruments may be issued by institutions of any size, may be of any maturity, and may be insured or uninsured.

U.S. commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation (the “FDIC”). U.S. banks organized under state law are supervised and examined by state banking authorities, but are members of the Federal Reserve System only if they elect to join. Most state banks are insured by the FDIC (although such insurance may not be of material benefit to the fund, depending upon the principal amount of CDs of each held by a fund) and are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal and state laws and regulations, U.S. branches of U.S. banks are, among other things, generally required to maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness.

Obligations of foreign branches of U.S. banks, such as CDs and time deposits, may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations are subject to different risks than are those of U.S. banks or U.S. branches of foreign banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches of U.S. banks and foreign branches of foreign banks are not necessarily subject to the same or similar regulatory requirements that apply to U.S. banks, such as mandatory reserve requirements, loan limitations and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a U.S. bank or about a foreign bank than about a U.S. bank.

Obligations of U.S. branches of foreign banks may be general obligations of the parent bank, in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation as well as governmental action in the country in which the foreign bank has its head office. A U.S. branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states (“State Branches”) may or may not be required to: (a) pledge to the regulator, by depositing assets with a designated bank within the state; and (b) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of state branches may not necessarily be insured by the FDIC. In addition, there may be less publicly available information about a U.S. branch of a foreign bank than about a U.S. bank. A fund may purchase obligations, or all or a portion of a package of obligations, of smaller institutions that are federally insured, provided the obligation of any single institution does not exceed the then current federal insurance coverage of the obligation.

The quality of bank or savings and loan obligations may be affected by such factors as: (a) location — the strength of the local economy will often affect financial institutions in the region; (b) asset mix — institutions with substantial loans in a troubled industry may be weakened by those loans; and (c) amount of equity capital — under-capitalized financial institutions are more vulnerable when loan losses are suffered. The sub-adviser will evaluate these and other factors affecting the quality of bank and savings and loan obligations purchased by a fund, but the fund is not restricted to obligations or institutions that satisfy specified quality criteria.

Variable- or Floating-Rate Securities. Subject to its investment restrictions, a fund may purchase variable rate securities that provide for automatic establishment of a new interest rate at fixed intervals (e.g., daily, monthly, semi-annually, etc.). Floating rate securities generally provide for automatic adjustment of the interest rate whenever some specified interest rate index changes. The interest rate on variable and floating-rate securities is ordinarily determined by reference to, or is a percentage of, a bank’s prime rate, the 90-day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit, an index of short-term interest rates, or some other objective measure. These securities generally are structured as loans. See the discussion of “Loans” in this SAI.

RECENT MARKET EVENTS

The fixed-income markets have experienced a period of extreme volatility which has negatively impacted market liquidity conditions. Initially, the concerns on the part of market participants were focused on the subprime segment of the mortgage-backed securities market. However, these concerns have since expanded to include a broad range of mortgage-and asset-backed and other fixed-income securities, including those rated investment grade, the U.S. and international credit and interbank money markets generally, and a wide range of financial institutions and markets, asset classes and sectors. As a result, fixed-income instruments have been experiencing liquidity issues, increased price volatility, credit downgrades, and increased likelihood of default. Securities that are less liquid are more difficult to value and may be hard to dispose of. Domestic and international equity markets have also been experiencing heightened volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets particularly affected. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise, and the yield to decline. These events and the continuing market upheavals may have an adverse effect on the funds.

In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support could negatively affect the value and liquidity of certain securities. In addition, legislation recently enacted in the U.S. calls for changes in many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be fully known for some time.

PORTFOLIO TURNOVER RATE

Changes may be made in a fund’s portfolio consistent with the investment objective and policies of the fund whenever such changes are believed to be in the best interests of the fund and its shareholders, and each fund will be managed without regard to its portfolio turnover rate. The portfolio turnover rates for all of the funds may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemptions of shares. High portfolio turnover rates will generally result in higher transaction costs to a fund, including brokerage commissions, and may have adverse tax consequences.

The portfolio turnover rate for each of the funds is calculated by dividing the lesser of a fund’s purchases or sales of portfolio securities for the year by the monthly average value of the securities. The SEC requires that the calculation exclude all securities whose remaining maturities at the time of acquisition are one year or less. If in any given period, all of a fund’s investments have a remaining maturity of less than one year, the portfolio turnover rate for that period would be equal to zero.

Disclosure Of Portfolio Holdings

It is the policy of the funds to protect the confidentiality of their holdings and prevent the selective disclosure of non-public information about the funds’ portfolio holdings. The funds’ service providers are required to comply with this policy. No non-public information concerning the portfolio holdings of the funds may be disclosed to any unaffiliated third party, except as provided below. The Board of Trustees has adopted formal procedures governing compliance with the funds’ policies.

The funds, or their duly authorized service providers, may publicly disclose holdings of all funds in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the SEC. A summary or list of a fund’s completed purchases and sales may only be made available after the public disclosure of a fund’s portfolio holdings.

The funds publish all portfolio holdings on a quarterly basis on their website at www.transamericafunds.com approximately 25 days after the end of each calendar quarter. Such information generally remains online for six months or as otherwise consistent with applicable regulations. In addition, the funds publish their top ten holdings (except Class I share holdings) on their website generally within two weeks after the end of each month. The day following such publication, the information is deemed to be publicly disclosed for the purposes of the policies and procedures adopted by the funds. The funds may then forward the information to investors and consultants requesting it.

Transamerica AEGON Money Market files monthly a schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-MFP. The information filed on Form N-MFP is made available to the public by the SEC 60 days after the end of the month to which the information pertains. A schedule of portfolio holdings for Transamerica AEGON Money Market is posted each month to the fund’s website in accordance with Rule 2a-7(c)(12) under the Investment Company Act of 1940, as amended.

There are numerous mutual fund evaluation services such as S&P, Morningstar, Inc. (“Morningstar”) or Lipper, Inc. (“Lipper”) and due diligence departments of broker-dealers and wire houses that regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes including style, capitalization, maturity, yield, beta, etc. These services and departments then distribute the results of their analysis to the public, paid subscribers and/or in-house brokers. In order to facilitate the review of the funds by these services and departments, the funds may distribute (or authorize their service providers to distribute) portfolio holdings to such services and departments before their public disclosure is required or authorized provided that: (i) the recipient does not distribute the portfolio holdings or results of the analysis to third parties, other departments or persons who are likely to use the information for purposes of purchasing or selling the funds before the portfolio holdings or results of the analysis become public information; and (ii) the recipient signs a written confidentiality agreement. Persons and entities unwilling to execute an acceptable confidentiality agreement may only receive portfolio holdings information that has otherwise been publicly disclosed. Neither the funds nor their service providers receive any compensation from such services and departments. Subject to such departures as the funds’ investment adviser’s compliance department believes reasonable and consistent with reasonably protecting the confidentiality of the portfolio information, each confidentiality agreement should generally provide that, among other things: the portfolio information is the confidential property of the funds (and its service provider, if applicable) and may not be shared or used directly or indirectly for any purpose except as expressly provided in the confidentiality agreement; the recipient of the portfolio information agrees to limit access to the portfolio information to its employees (and agents) who, on a need to know basis, are: (1) authorized to have access to the portfolio information; and (2) subject to confidentiality obligations, including duties not to trade on non-public information, no less restrictive than the confidentiality obligations contained in the Confidentiality Agreement; and upon written request, the recipient agrees to promptly return or destroy, as directed, the portfolio information.

The Board and an appropriate officer of the investment adviser’s compliance department or the funds’ Chief Compliance Officer (“CCO”) may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information and waive certain requirements. To the extent required by law, the CCO reports to the Board violations of the funds’ policies and procedures on disclosure of portfolio holdings.

In addition, separate account and unregistered product clients of TAM, the sub-advisers of the funds, or their respective affiliates generally have access to information regarding the portfolio holdings of their own accounts. Prospective clients may also have access to representative portfolio holdings. These clients and prospective clients are not subject to the portfolio holdings disclosure policies described above. Some of these separate accounts and unregistered product clients have substantially similar or identical investment objectives and strategies to certain funds, and therefore may have substantially similar or nearly identical portfolio holdings as those funds.

INVESTMENT ADVISORY AND OTHER SERVICES

Transamerica Funds has entered into an Investment Advisory Agreement (“Advisory Agreement”) on behalf of each fund with Transamerica Asset Management, Inc. (“TAM”), located at 570 Carillon Parkway, St. Petersburg, Florida 33716. TAM supervises each respective fund’s investments and conducts its investment program. TAM hires sub-advisers to furnish investment advice and recommendations and has entered into sub-advisory agreements with each sub-adviser.

TAM is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) (“Western Reserve”) and AUSA Holding Company (23%) (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON N.V. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON U.S. Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON N.V., a Netherlands corporation, and a publicly traded international insurance group. AEGON USA Investment Management, LLC is an affiliate of TAM and Transamerica Funds.

Investment Adviser Compensation

TAM receives compensation calculated daily and paid monthly from the funds at the annual rates indicated below (expressed as a specified percentage of the fund’s average daily net assets). The table below lists those percentages by fund.

Fund Name	Percentage of Average Daily Net Assets

Transamerica AEGON Flexible Income	0.475% of the first $250 million
0.425% over $250 million up to $350 million
0.40% in excess of $350 million

Transamerica AEGON High Yield Bond	0.59% of the first $400 million
0.575% over $400 million up to $750 million
0.55% in excess of $750 million

Transamerica AEGON Money Market	0.40%

Transamerica AEGON Short-Term Bond	0.55% of the first $250 million
0.50% over $250 million up to $500 million
0.475% over $500 million up to $1 billion
0.45% in excess of $1 billion

Transamerica AQR Managed Futures Strategy	1.10% of the first $500 million
1.05% in excess of $500 million

Transamerica Asset Allocation – Conservative Portfolio	0.10%

Transamerica Asset Allocation – Growth Portfolio	0.10%

Transamerica Asset Allocation – Moderate Growth Portfolio	0.10%

Transamerica Asset Allocation – Moderate Portfolio	0.10%

Transamerica BlackRock Global Allocation	0.80% of the first $100 million
0.72% in excess of $100 million

Transamerica BlackRock Large Cap Value	0.80% of the first $250 million
0.775% over $250 million up to $750 million
0.75% over $750 million up to $1 billion
0.65% over $1 billion up to $2 billion
0.625% in excess of $2 billion

Fund Name	Percentage of Average Daily Net Assets

Transamerica Clarion Global Real Estate Securities	0.80% of the first $250 million
0.775% over $250 million up to $500 million
0.70% over $500 million up to $1 billion
0.65% in excess of $1 billion

Transamerica First Quadrant Global Macro	1.25% of the first $300 million 1.20% in excess of $300 million

Transamerica Goldman Sachs Commodity Strategy	0.61% of the first $200 million
0.59% over $200 million up to $1 billion
0.56% in excess of $1 billion

Transamerica Hansberger International Value	0.88% of the first $200 million
0.81% over $200 million up to $500 million
0.77% in excess of $500 million

Transamerica ICAP Select Equity	0.80% of the first $200 million 0.74% over $200 million up to $500 million 0.69% over $500 million up to $1 billion 0.67% over $1 billion up to $1.5 billion 0.62% in excess of $1.5 billion

Transamerica Jennison Growth	0.80% of the first $250 million 0.775% over $250 million up to $500 million
0.70% over $500 million up to $1 billion
0.675% over $1 billion up to $1.5 billion
0.65% in excess of $1.5 billion

Transamerica JPMorgan Core Bond	0.45% of the first $750 million
0.40% over $750 million up to $1 billion
0.375% in excess of $1 billion

Transamerica JPMorgan International Bond	0.55% of the first $100 million
0.52% over $100 million up to $250 million
0.51% over $250 million up to $500 million
0.50% over $500 million up to $1 billion
0.47% in excess of $1 billion

Transamerica JPMorgan Long/Short Strategy	1.30%

Transamerica JPMorgan Mid Cap Value	0.85% of the first $100 million
0.80% in excess of $100 million

Transamerica Logan Circle Emerging Markets Debt	0.60% of the first $400 million 0.58% in excess of $400 million

Transamerica Loomis Sayles Bond	0.675% of the first $200 million
0.625% over $200 million up to $750 million
0.575% in excess of $750 million

Transamerica MFS International Equity	0.90% of the first $250 million
0.875% over $250 million up to $500 million
0.85% over $500 million up to $1 billion
0.80% in excess of $1 billion

Transamerica Morgan Stanley Capital Growth	0.80% of the first $500 million
0.675% in excess of $500 million

Transamerica Morgan Stanley Emerging Markets Debt	0.95% of the first $250 million
0.85% over $250 million up to $500 million
0.80% in excess of $500 million

Transamerica Morgan Stanley Growth Opportunities	0.80% of the first $250 million 0.75% over $250 million up to $500 million 0.70% in excess of $500 million

Fund Name	Percentage of Average Daily Net Assets

Transamerica Morgan Stanley Mid-Cap Growth	0.80% of the first $1 billion
0.775% in excess of $1 billion

Transamerica Morgan Stanley Small Company Growth	0.95% of the first $500 million
0.85% in excess of $500 million

Transamerica Multi-Managed Balanced	0.75% of the first $500 million 0.65% over $500 million up to $1 billion 0.60% in excess of $1 billion

Transamerica Multi-Manager Alternative Strategies Portfolio	0.20% of the first $500 million 0.19% over $500 million up to $1 billion 0.18% in excess of $1 billion

Transamerica Multi-Manager International Portfolio	0.10%

Transamerica Neuberger Berman International	1.00% of the first $100 million
0.95% in excess of $100 million

Transamerica Oppenheimer Developing Markets	1.20% of the first $50 million
1.15% over $50 million up to $200 million
1.10% over $200 million up to $500 million
1.05% in excess of $500 million

Transamerica Oppenheimer Small- & Mid-Cap Value	0.95% of the first $100 million 0.90% over $100 million up to $250 million 0.85% over $250 million up to $500 million 0.825% in excess of $500 million

Transamerica PIMCO Real Return TIPS	0.70% of the first $250 million
0.65% over $250 million up to $750 million
0.60% over $750 million up to $1 billion
0.55% in excess of $1 billion

Transamerica PIMCO Total Return	0.675% of the first $250 million
0.65% over $250 million up to $750 million
0.60% in excess of $750 million

Transamerica Schroders International Small Cap	1.07% of the first $300 million
1.00% in excess of $300 million

Transamerica Systematic Small/Mid Cap Value	0.80% of the first $500 million 0.75% in excess of $500 million

Transamerica Third Avenue Value	0.80%

Transamerica Thornburg International Value	1.10% of the first $100 million
1.00% over $100 million up to $300 million
0.95% in excess of $300 million

Transamerica TS&W International Equity	0.80% of the first $250 million
0.75% over $250 million up to $500 million
0.725% over $500 million up to $1 billion
0.70% in excess of $1 billion

Transamerica UBS Large Cap Value

0.82% of the first $200 million

0.76% over $200 million up to $400 million

0.74% over $400 million up to $750 million

0.71% over $750 million up to $1 billion

0.67% over $1 billion up to $1.5 billion

0.62% in excess of $1.5 billion

Transamerica Water Island Arbitrage Strategy	1.05% of the first $50 million 1.00% in excess of $50 million

Fund Name	Percentage of Average Daily Net Assets

Transamerica WMC Diversified Equity	0.73% for the first $500 million 0.70% over $500 million up to $2.5 billion 0.65% in excess of $2.5 billion

Transamerica WMC Diversified Growth	0.73% of the first $500 million 0.70% over $500 million up to $2.5 billion 0.65% in excess of $2.5 billion

Transamerica WMC Emerging Markets	1.15% of the first $300 million
1.10% in excess of $300 million

Transamerica WMC Quality Value	0.70% of the first $1 billion 0.675% in excess of $1 billion

Advisory Agreement

For each fund, the duties and responsibilities of the investment adviser are specified in the fund’s Advisory Agreement. Pursuant to the Advisory Agreement for each fund, TAM, subject to the supervision of the Trustees and in conformity, with the stated policies of the funds, manages the operations of each fund. TAM is authorized to enter into sub-advisory agreements for investment advisory services in connection with the management of each fund. TAM continues to have responsibility for all investment advisory services furnished pursuant to all sub-advisory agreements.

The Advisory Agreement is not assignable and may be terminated without penalty upon 60 days’ written notice at the option of either the fund, TAM or by a vote of shareholders of each fund. The Advisory Agreement provides that it can be continued from year to year so long as such continuance is specifically approved annually (a) by the Board of Trustees or by a majority of the outstanding shares of each fund and (b) by a majority vote of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party cast in person at a special meeting called for such purposes.

The Advisory Agreement also provides that TAM shall not be liable to the funds or to any shareholder for any error of judgment or mistake of law or for any loss suffered by a fund or by any shareholder in connection with matters to which the Advisory Agreement relates, except for a breach of fiduciary duty or a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard on the part of TAM in the performance of its duties thereunder.

Each fund pays its allocable share of the fees and expenses of a fund’s non-interested trustees, custodian and transfer agent fees, brokerage commissions and all other expenses in connection with the execution of its portfolio transactions, administrative, clerical, recordkeeping, bookkeeping, legal, auditing and accounting expenses, interest and taxes, expenses of preparing tax returns, expenses of shareholders’ meetings and preparing, printing and mailing proxy statements (unless otherwise agreed to by the funds or TAM), expenses of preparing and typesetting periodic reports to shareholders (except for those reports the funds permit to be used as sales literature), and the costs, including filing fees, of renewing or maintaining registration of fund shares under federal and state law.

Expense Limitation

TAM has entered into an expense limitation agreement with Transamerica Funds on behalf of certain funds, pursuant to which TAM has agreed to reimburse a fund’s expenses or waive fees, or both, whenever, in any fiscal year, the total cost to a fund of normal operating expenses chargeable to the fund, including the investment advisory fee but excluding brokerage commissions, interest, dividend and interest expenses related to short sales, taxes and 12b-1 fees, extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the fund’s business, and “acquired fund fees and expenses” (as this term is defined for regulatory purposes), exceeds a certain percentage of the fund’s average daily net assets. That percentage is listed by fund in the following table, as specified for that fund (“expense cap”). Certain funds may at a later date reimburse TAM for operating expenses previously paid on behalf of such funds during the previous 36 months (“36-month reimbursement”), but only if, after such reimbursement, the funds’ expense ratios do not exceed the expense cap. The agreement continues automatically for one-year terms unless TAM provides written notice to Transamerica Funds prior to the end of the then-current term. In addition, the agreement will terminate upon termination of the Advisory Agreement. The funds currently included in the agreement are listed as follows:

Funds included in the 36-month reimbursement arrangements:

Transamerica AEGON Flexible Income	Transamerica Morgan Stanley Capital Growth*
Transamerica AEGON High Yield Bond*	Transamerica Morgan Stanley Emerging Markets Debt
Transamerica AEGON Money Market	Transamerica Morgan Stanley Growth Opportunities*
Transamerica AEGON Short-Term Bond	Transamerica Morgan Stanley Mid-Cap Growth*
Transamerica AQR Managed Futures Strategy	Transamerica Morgan Stanley Small Company Growth
Transamerica Asset Allocation – Conservative Portfolio	Transamerica Multi-Managed Balanced
Transamerica Asset Allocation – Growth Portfolio	Transamerica Multi-Manager International Portfolio *
Transamerica Asset Allocation – Moderate Growth Portfolio	Transamerica Neuberger Berman International*
Transamerica Asset Allocation – Moderate Portfolio	Transamerica Oppenheimer Developing Markets*
Transamerica BlackRock Global Allocation*	Transamerica Oppenheimer Small- & Mid-Cap Value
Transamerica BlackRock Large Cap Value	Transamerica Schroders International Small Cap
Transamerica First Quadrant Global Micro	Transamerica Systematic Small/Mid Cap Value
Transamerica Goldman Sachs Commodity Strategy	Transamerica Third Avenue Value

Transamerica Hansberger International Value*	Transamerica Thornburg International Value
Transamerica ICAP Select Equity	Transamerica TS&W International Equity
Transamerica JPMorgan Core Bond	Transamerica UBS Large Cap Value
Transamerica JPMorgan International Bond*	Transamerica Water Island Arbitrage Strategy
Transamerica JPMorgan Long/Short Strategy	Transamerica WMC Diversified Equity
Transamerica JPMorgan Mid Cap Value	Transamerica WMC Diversified Growth*
Transamerica Logan Circle Emerging Markets Debt	Transamerica WMC Emerging Markets
Transamerica Loomis Sayles Bond	Transamerica WMC Quality Value

*	The fund may not recapture any fees waived and/or reimbursed prior to March 1, 2008.

The applicable expense caps for each of the funds are listed in the following table.

Fund Name	Expense Cap
	CLASS A, B, C, I, I2, R and T	CLASS P
Transamerica AEGON Flexible Income	1.00%†	N/A
Transamerica AEGON High Yield Bond	0.95%	0.90	%*
Transamerica AEGON Money Market	0.48%	0.48%
Transamerica AEGON Short-Term Bond	0.85%†	N/A
Transamerica AQR Managed Futures Strategy	1.45%	N/A
Transamerica Asset Allocation – Conservative Portfolio	0.45%	N/A
Transamerica Asset Allocation – Growth Portfolio	0.45%	N/A
Transamerica Asset Allocation – Moderate Growth Portfolio	0.45%	N/A
Transamerica Asset Allocation – Moderate Portfolio	0.45%	N/A
Transamerica BlackRock Global Allocation	1.00%	N/A
Transamerica BlackRock Large Cap Value	1.00%	N/A
Transamerica Clarion Global Real Estate Securities	N/A	N/A
Transamerica First Quadrant Global Macro	1.65%	N/A
Transamerica Goldman Sachs Commodity Strategy	1.00%	N/A
Transamerica Hansberger International Value	1.13%	N/A
Transamerica ICAP Select Equity	0.90%	N/A
Transamerica Jennison Growth	N/A	N/A
Transamerica JPMorgan Core Bond	0.70%	N/A
Transamerica JPMorgan International Bond	0.75%	N/A
Transamerica JPMorgan Long/Short Strategy	1.65%	N/A
Transamerica JPMorgan Mid Cap Value	1.05%	N/A
Transamerica Logan Circle Emerging Markets Debt	1.00%	N/A
Transamerica Loomis Sayles Bond	0.88%	N/A
Transamerica MFS International Equity	N/A	N/A
Transamerica Morgan Stanley Capital Growth	1.20%	1.40	%*
Transamerica Morgan Stanley Emerging Markets Debt	1.15%	N/A
Transamerica Morgan Stanley Growth Opportunities	1.40%	1.40	%*
Transamerica Morgan Stanley Mid-Cap Growth	1.00%	N/A
Transamerica Morgan Stanley Small Company Growth	1.15%	N/A
Transamerica Multi-Managed Balanced	1.45%	1.10	%*
Transamerica Multi-Manager Alternative Strategies Portfolio	0.55%	N/A
Transamerica Multi-Manager International Portfolio	0.45%	N/A
Transamerica Neuberger Berman International	1.25%	N/A
Transamerica Oppenheimer Developing Markets	1.45%	N/A
Transamerica Oppenheimer Small- & Mid-Cap Value	1.15%	N/A
Transamerica PIMCO Real Return TIPS	N/A	N/A
Transamerica PIMCO Total Return	N/A	N/A
Transamerica Schroders International Small Cap	1.27%	N/A
Transamerica Systematic Small/Mid Cap Value	1.25%	N/A
Transamerica Third Avenue Value	1.00%	N/A
Transamerica Thornburg International Value	1.35%	N/A
Transamerica TS&W International Equity	1.15%	N/A
Transamerica UBS Large Cap Value	1.02%	N/A
Transamerica Water Island Arbitrage Strategy	1.25%	N/A
Transamerica WMC Diversified Equity	1.17%	1.15	%*
Transamerica WMC Diversified Growth	1.17%	1.15	%*
Transamerica WMC Emerging Markets	1.40%	N/A
Transamerica WMC Quality Value	1.00%	N/A

*	The expense caps for Class P shares are inclusive of 12b-1 fees.
†

The Investment Adviser has agreed to further reduce Fund Operating Expenses by waiving 0.10% of the 0.35% 12b-1 fee for one year through March 1, 2012, as applicable to Class A shares of Transamerica AEGON Flexible Income and Class A shares of Transamerica AEGON Short-Term Bond.

Total Advisory Fees Paid by the Funds

The following table sets forth the total amounts the funds paid to TAM, and reimbursements by TAM to the funds, if any, for the fiscal years ended October 31, 2010, 2009, and 2008.

Fund Name	Advisory Fee After Expense Reimbursement October 31			Expense Reimbursements October 31
	2010	2009	2008	2010	2009	2008
Transamerica AEGON Flexible Income(1)	$1,331,484	$1,039,057	$2,534,660	$0	$0	$0
Transamerica AEGON High Yield Bond(2)	$3,507,606	$2,703,457	$2,651,881	$49,928	$0	$0
Transamerica AEGON Money Market(3)	$(352,932)	$423,492	$411,077	$1,388,841	$739,760	$410,827
Transamerica AEGON Short-Term Bond(4)	$10,273,389	$4,074,253	$3,521,430	$854,946	$490,618	$0
Transamerica AQR Managed Futures Strategy(5)	$210,665	N/A	N/A	$0	N/A	N/A
Transamerica Asset Allocation – Conservative Portfolio	$1,093,422	$793,107	$781,360	$0	$0	$0
Transamerica Asset Allocation – Growth Portfolio	$1,583,573	$1,363,628	$2,097,266	$0	$0	$0
Transamerica Asset Allocation – Moderate Growth Portfolio	$3,096,781	$2,630,950	$3,704,481	$0	$0	$0
Transamerica Asset Allocation – Moderate Portfolio	$2,090,465	$1,656,957	$2,089,670	$0	$0	$0
Transamerica BlackRock Global Allocation	$3,422,074	$2,983,807	$3,634,197	$0	$0	$0
Transamerica BlackRock Large Cap Value	$5,401,565	$3,579,172	$4,449,598	$0	$0	$0
Transamerica Clarion Global Real Estate Securities	$2,457,904	$1,784,281	$2,617,707	$0	$0	$0
Transamerica First Quadrant Global Macro(6)	$1,642,139	$1,477,872	$2,849,670	$0	$0	$0
Transamerica Goldman Sachs Commodity Strategy(7)	$1,090,120	$721,398	$1,199,467	$0	$0	$0
Transamerica Hansberger International Value(8)	$2,595,726	$2,147,626	$3,857,282	$0	$0	$0
Transamerica ICAP Select Equity(9)	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica Jennison Growth	$5,678,527	$2,260,275	$1,667,161	$0	$0	$0
Transamerica JPMorgan Core Bond(10)	$3,356,331	$292,334	N/A	$0	$0	N/A
Transamerica JPMorgan International Bond	$3,078,272	$3,543,411	$4,122,933	$0	$0	$0
Transamerica JPMorgan Long/Short Strategy(11)	$1,386,298	$1,304,256	$1,711,511	$0	$0	$0
Transamerica JPMorgan Mid Cap Value	$1,431,160	$1,256,880	$1,888,901	$0	$0	$0
Transamerica Logan Circle Emerging Markets Debt(9)	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica Loomis Sayles Bond	$3,978,472	$4,252,892	$4,102,549	$0	$0	$0
Transamerica MFS International Equity	$3,875,089	$1,753,906	$270,572	$0	$0	$0
Transamerica Morgan Stanley Capital Growth(12)	$899,969	$412,475	$981,445	$147,960	$114,113	$40,984
Transamerica Morgan Stanley Emerging Markets Debt(1[3] )	$3,142,324	$3,215,178	$3,209,724	$0	$0	$0
Transamerica Morgan Stanley Growth Opportunities(14)	$2,263,419	$995,979	$2,076,760	$124,788	$272,999	$57,831
Transamerica Morgan Stanley Mid-Cap Growth(1[3] )	$2,288,561	$1,231,466	$1,022,708	$0	$0	$0
Transamerica Morgan Stanley Small Company Growth(1[3] )	$1,499,386	$758,188	$1,287,001	$0	$0	$0
Transamerica Multi-Managed Balanced(1[5] )	$2,114,310	$727,713	$1,209,771	$500,430	$0	$0
Transamerica Multi-Manager Alternative Strategies Portfolio	$479,487	$366,494	$328,975	$0	$0	$0
Transamerica Multi-Manager International Portfolio	$297,356	$236,001	$425,974	$7,410	$0	$0
Transamerica Neuberger Berman International	$4,854,219	$3,137,089	$5,176,051	$0	$0	$0
Transamerica Oppenheimer Developing Markets	$5,793,977	$4,193,933	$6,564,617	$0	$0	$0
Transamerica Oppenheimer Small- & Mid-Cap Value	$2,634,164	$2,076,086	$1,655,664	$0	$0	$0
Transamerica PIMCO Real Return TIPS	$5,710,854	$4,529,651	$4,962,219	$0	$0	$0
Transamerica PIMCO Total Return	$3,891,239	$3,549,508	$3,876,872	$0	$0	$0

Fund Name	Advisory Fee After Expense Reimbursement October 31			Expense Reimbursements October 31
	2010	2009	2008	2010	2009	2008
Transamerica Schroders International Small Cap(1[6] )	$5,579,606	$2,234,412	$897,566	$0	$0	$26,424
Transamerica Systematic Small/Mid Cap Value(1[7] )	$3,761,596	$2,442,042	$5,769,030	$0	$0	$0
Transamerica Third Avenue Value	$3,373,850	$2,938,980	$4,345,379	$0	$0	$0
Transamerica Thornburg International Value(1[8] )	$6,169,226	$2,392,447	$74,205	$0	$0	$44,927
Transamerica TS&W International Equity(1[9] )	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica UBS Large Cap Value	$7,972,373	$5,096,212	$6,146,075	$0	$0	$0
Transamerica Water Island Arbitrage Strategy(20)	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica WMC Diversified Equity(2[1] )	$4,084,218	N/A	N/A	$891,210	N/A	N/A
Transamerica WMC Diversified Growth(2[2] )	$8,328,157	$5,955,194	$11,025,065	$435,688	$620,702	$54,126
Transamerica WMC Emerging Markets(1[8] )	$3,015,161	$1,231,045	$18,941	$9,631	$33,863	$55,328
Transamerica WMC Quality Value(2[3] )	N/A	N/A	N/A	N/A	N/A	N/A

(1)	Transamerica Flexible Income was renamed Transamerica AEGON Flexible Income on March 22, 2011.
(2)	Transamerica High Yield Bond was renamed Transamerica AEGON High Yield Bond on November 13, 2009.
(3)	Transamerica Money Market was renamed Transamerica AEGON Money Market on March 22, 2011.
(4)	Transamerica Short-Term Bond was renamed Transamerica AEGON Short-Term Bond on March 22, 2011.
(5)

Transamerica AQR Managed Futures Strategy commenced operations on September 30, 2010, and as such, there is no historical fee information for the fiscal years ended October 31, 2008 and October 31, 2009.

(6)	Transamerica UBS Dynamic Alpha was renamed Transamerica First Quadrant Global Macro on November 1, 2009.
(7)	Transamerica BlackRock Natural Resources was renamed Transamerica Goldman Sachs Commodity Strategy on September 30, 2010.
(8)	Transamerica AllianceBernstein International Value was renamed Transamerica Hansberger International Value on December 15, 2010.
(9)

Transamerica ICAP Select Equity and Transamerica Logan Circle Emerging Markets Debt commenced operations on August 31, 2011, and as such, there is no historical fee information for the fiscal years ended October 31, 2008, October 31, 2009 and October 31, 2010.

(10)	Transamerica JPMorgan Core Bond commenced operations on July 1, 2009 and as such, there is no historical fee information for the fiscal year ended October 31, 2008.
(11)	Transamerica BNY Mellon Market Neutral Strategy was renamed Transamerica JPMorgan Long/Short Strategy on January 6, 2011.
(12)	Transamerica Legg Mason Partners All Cap was renamed Transamerica Focus on November 6, 2009. Transamerica Focus was renamed Transamerica Morgan Stanley Capital Growth on March 22, 2011.
(13)

Transamerica Van Kampen Emerging Markets Debt, Transamerica Van Kampen Mid-Cap Growth and Transamerica Van Kampen Small Company Growth were renamed Transamerica Morgan Stanley Emerging Markets Debt, Transamerica Morgan Stanley Mid-Cap Growth and Transamerica Morgan Stanley Small Company Growth, respectively, on June 1, 2010.

(14)	Transamerica Growth Opportunities was renamed Transamerica Morgan Stanley Growth Opportunities on March 22, 2011.
(15)	Transamerica Balanced was renamed Transamerica Multi-Managed Balanced on March 22, 2011.
(16)	Transamerica Schroders International Small Cap commenced operations on March 1, 2008.
(17)	Transamerica Small/Mid Cap Value was renamed Transamerica Systematic Small/Mid Cap Value on March 22, 2011.
(18)	Transamerica Thornburg International Value and Transamerica WMC Emerging Markets commenced operations on September 15, 2008 and September 30, 2008, respectively.
(19)

Transamerica TS&W International Equity commenced operations on March 1, 2011, and as such, there is no historical fee information for the fiscal years ended October 31, 2008, October 31, 2009 and October 31, 2010.

(20)

Transamerica Water Island Arbitrage Strategy commenced operations on May 1, 2011, and as such, there is no historical fee information for the fiscal years ended October 31, 2008, October 31, 2009 and October 31, 2010.

(21)

Transamerica WMC Diversified Equity commenced operations on November 13, 2009, and as such, there is no historical fee information for the fiscal years ended October 31, 2008 and October 31, 2009. Transamerica Diversified Equity was renamed Transamerica WMC Diversified Equity on March 22, 2011.

(22)	Transamerica Equity was renamed Transamerica WMC Diversified Growth on April 9, 2010.
(23)

Transamerica WMC Quality Value commenced operations on November 15, 2010, and as such, there is no historical fee information for the fiscal years ended October 31, 2008, October 31, 2009 and October 31, 2010.

Organization and Management of Subsidiary (Transamerica AQR Managed Futures Strategy, Transamerica BlackRock Global Allocation and Transamerica Goldman Sachs Commodity Strategy)

As discussed in “Other Investment Policies and Practices of the Funds” above, each of Transamerica AQR Managed Futures Strategy, Transamerica BlackRock Global Allocation and Transamerica Goldman Sachs Commodity Strategy may invest up to 25% of its total assets in its Subsidiary. Each Subsidiary is a company organized under the laws of the Cayman Islands, whose registered office is located at the offices of Maples Corporate Services Limited, Cayman Islands. Each Subsidiary’s affairs are overseen by a board consisting of one director, John K. Carter. Mr. Carter is also a trustee and officer of the funds and an officer of TAM, and his biography is listed below.

Each Subsidiary has entered into a separate investment advisory agreement with TAM, and TAM has entered into a sub-advisory agreement with the applicable sub-adviser. Each advisory and sub-advisory agreement will continue in effect for two years, and thereafter shall continue in effect from year to year provided such continuance is specifically approved at least annually (i) by the Trustees of the fund or by a majority of the outstanding voting securities of the fund (as defined in the 1940 Act), and (ii) in either event, by a majority of the Independent Trustees of the fund, with such Independent Trustees casting votes in person at a meeting called for such purpose. The Trustees’ approval of and the terms, continuance and termination of the advisory and sub-advisory agreements are governed by the 1940 Act.

Under its investment advisory agreement, each Subsidiary will pay an advisory fee to TAM with respect to the assets invested in the Subsidiary that is the same, as a percentage of net assets, as the advisory fee paid by its parent fund. Under each respective sub-advisory agreement, TAM will pay the sub-adviser a sub-advisory fee with respect to the assets invested in the Subsidiary that is the same, as a percentage of net assets, as the sub-advisory fee paid by TAM with respect to the parent fund. TAM has contractually agreed to waive its advisory fee with respect to each fund in an amount equal to the advisory fee paid by the applicable Subsidiary.

Conflicts of Interest

TAM and its affiliates, directors, officers, employees and personnel (collectively, for purposes of this section, “Transamerica”), including the entities and personnel who may be involved in the management, operations or distribution of the Transamerica Funds (for purposes of this section, the “Funds”), are engaged in a variety of businesses and have interests other than that of managing the Funds. The broad range of activities and interests of Transamerica gives rise to actual, potential and perceived conflicts of interest that could affect the Funds and their shareholders.

Transamerica manages or advises other funds and products in addition to the Funds (collectively, the “Other Accounts”). In some cases Transamerica oversees sub-advisers who perform the day-to-day management of the Other Accounts, and in other cases Transamerica itself performs the day-to-day management. Certain Other Accounts have investment objectives similar to those of the Funds and/or that engage in transactions in the same types of securities and instruments as the Funds. Such transactions could affect the prices and availability of the securities and instruments in which a Fund invests, and could have an adverse impact on the Fund’s performance. Other Accounts may buy or sell positions while the Funds are undertaking the same or a differing, including potentially opposite, strategy, which could disadvantage the Funds. A position taken by Transamerica, on behalf of one or more Other Accounts, may be contrary to a position taken on behalf of a Fund or may be adverse to a company or issuer in which the Fund has invested.

The results of the investment activities of the Funds may differ significantly from the results achieved for Other Accounts. Transamerica may give advice, and take action, with respect to any current or future Other Accounts that may compete or conflict with advice TAM may give to, or actions TAM may take for, the Funds. Transamerica may receive more compensation with respect to certain Other Accounts than that received with respect to the Funds or may receive compensation based on the performance of certain Other Accounts. Transamerica personnel may have greater economic and other interests in certain Other Accounts promoted or managed by such personnel as compared to the Funds.

Transamerica and other financial service providers have conflicts associated with their promotion of the Funds or other dealings with the Funds that would create incentives for them to promote the Funds. Transamerica may directly or indirectly receive a portion of the fees and commissions charged to the Funds or their shareholders. Transamerica will also benefit from increased amounts of assets under management. This differential in compensation may create a financial incentive on the part of Transamerica to recommend the Funds over other accounts or products or to effect transactions differently in the Funds as compared to other accounts or products. Transamerica has an interest in increasing Fund assets, including in circumstances when that may not be in the Funds’ or their shareholders’ interests.

Transamerica and/or the Funds’ sub-advisers, out of their past profits and other available sources, provide cash payments or non-cash compensation to brokers and other financial intermediaries to promote the distribution of the Funds and Other Accounts or the variable insurance contracts that invest in certain Other Accounts. These arrangements are sometimes referred to as “revenue sharing” arrangements. The amount of revenue sharing payments is substantial and may be substantial to any given recipient. The presence of these payments and the basis on which an intermediary compensates its registered representatives or salespersons may create an incentive for a particular intermediary, registered representative or salesperson to highlight, feature or recommend the Funds or Other Accounts, at least in part, based on the level of compensation paid. Revenue sharing payments benefit Transamerica to the extent the payments result in more assets being invested in the Funds and Other Accounts on which fees are being charged.

Certain Other Accounts are offered as investment options through variable insurance contracts offered and sold by Transamerica insurance companies. TAM also acts as an investment adviser with respect to an asset allocation program offered for use in certain variable insurance contracts issued by Transamerica insurance companies. The performance of the Other Accounts and/or asset allocation models may impact Transamerica’s ability to hedge the risks associated with guarantees that the Transamerica insurance companies provide as issuers of the variable insurance contracts. TAM’s investment decisions may be influenced by these factors. For example, Transamerica may benefit if the Other Accounts or the models are managed or designed in a more conservative fashion to help reduce potential losses. In addition, certain asset allocation models may include Other Accounts as investment options, and Transamerica will receive more revenue if TAM selects such Other Accounts to be included in the models.

TAM serves as investment adviser to certain funds of funds that invest in affiliated underlying funds, unaffiliated underlying funds, or a combination of both. Certain of the funds of funds are underlying investment options for Transamerica insurance products. TAM and/or the fund of funds’ sub-adviser will receive more revenue when it selects an affiliated fund rather than an unaffiliated fund for inclusion in a fund of funds. This conflict may provide an incentive for TAM to include affiliated funds as investment options for funds of funds and to cause investments by funds of funds in affiliated funds that perform less well than unaffiliated funds. The inclusion of affiliated funds will also permit TAM and/or the sub-adviser to make increased revenue sharing payments, including to Transamerica. The affiliates of certain underlying unaffiliated funds also make revenue sharing payments to Transamerica. These payments may be compensation for the provision of services to investors or may be in furtherance of distribution activities.

TAM may have a financial incentive to propose certain changes to the Funds or Other Accounts. TAM may, from time to time, recommend a change in sub-adviser or a fund combination. Transamerica will benefit to the extent that an affiliated sub-adviser replaces an unaffiliated sub-adviser or additional assets are combined into a Fund or Other Account having a higher advisory fee and/or that is sub-advised by an affiliate of TAM. TAM will also benefit to the extent that it recommends replacing a sub-adviser with a new sub-adviser with a lower sub-advisory fee. TAM has a fiduciary duty to act in the best interests of a fund and its shareholders when recommending to the Board the appointment of or continued service of an affiliated sub-adviser for a fund or a fund combination. Moreover, TAM’s “manager of managers” exemptive order from the SEC requires fund shareholder approval of any sub-advisory agreement appointing an affiliated sub-adviser as the sub-adviser to a fund (in the case of a new fund, the initial sole shareholder of the fund, typically an affiliate of Transamerica, may provide this approval).

TAM and TS&W have entered into an agreement under which TAM has agreed that, under certain circumstances, it will pay to TS&W a specified amount if the TS&W sub-advisory agreement for Transamerica TS&W International Equity is terminated prior to March 1, 2014. TAM has also agreed, subject to its fiduciary duties as adviser to the fund, that it will not, prior to March 1, 2014, recommend (i) the termination of the TS&W sub-advisory agreement without cause or (ii) the addition of another sub-adviser unless the assets of the fund reach $5 billion or more. The fund is not a party to the agreement, and the agreement is not binding upon the fund or the fund’s Board. However, these arrangements present certain conflicts of interest because TAM has a financial incentive to support the continuation of the TS&W sub-advisory agreement for as long as the arrangements remain in effect.

SUB-ADVISERS

AEGON USA Investment Management, LLC (“AUIM”), located at 4333 Edgewood Rd NE, Cedar Rapids, IA 52499, serves as sub-adviser to Transamerica AEGON Flexible Income, Transamerica AEGON High Yield Bond, Transamerica AEGON Money Market and Transamerica AEGON Short-Term Bond pursuant to a sub-advisory agreement with TAM.

AQR Capital Management, LLC (“AQR”), Two Greenwich Plaza, 3rd Floor, Greenwich, CT 06830, serves as sub-adviser to Transamerica AQR Managed Futures Strategy pursuant to a sub-advisory agreement with TAM.

BlackRock Financial Management, Inc. (“BlackRock”), located at 55 East 52nd Street, New York, NY 10055, serves as co-sub-adviser to Transamerica Multi-Managed Balanced pursuant to a sub-advisory agreement with TAM.

BlackRock Investment Management, LLC (“BlackRock”), located at 1 University Square Drive, Princeton, NJ 08540-6455, serves as sub-adviser to Transamerica BlackRock Global Allocation and Transamerica BlackRock Large Cap Value pursuant to a sub-advisory agreement with TAM.

CBRE Clarion Securities, LLC (“Clarion”), located at 201 King of Prussia Road, Suite 600 Radnor, PA 19087, serves as sub-adviser to Transamerica Clarion Global Real Estate Securities pursuant to a sub-advisory agreement with TAM.

First Quadrant, L.P. (“First Quadrant”), located at 800 E. Colorado Blvd., Suite 900, Pasadena, CA 91101, serves as sub-adviser to Transamerica First Quadrant Global Macro pursuant to a sub-advisory agreement with TAM.

Goldman Sachs Asset Management, L.P. (“GSAM”), 200 West Street, New York, NY 10282, serves as sub-adviser to Transamerica Goldman Sachs Commodity Strategy pursuant to a sub-advisory agreement with TAM.

Hansberger Global Investors, Inc. (“Hansberger”), located at 401 East Las Olas Blvd., Suite 1700, Ft. Lauderdale, FL 33301, serves as sub-adviser to Transamerica Hansberger International Value pursuant to a sub-advisory agreement with TAM.

Institutional Capital LLC (“ICAP”), located at 225 West Wacker Drive, Suite 2400, Chicago, IL 60606 serves as sub-adviser to Transamerica ICAP Select Equity pursuant to a sub-advisory agreement with TAM.

Jennison Associates LLC (“Jennison”), located at 466 Lexington Avenue, New York, NY 10017, serves as sub-adviser to Transamerica Jennison Growth pursuant to a sub-advisory agreement with TAM.

J.P. Morgan Investment Management Inc. (“JPMorgan”), located at 245 Park Avenue, New York, NY 10167, serves as sub-adviser to Transamerica JPMorgan Core Bond, Transamerica JPMorgan International Bond, JPMorgan Long/Short Strategy and Transamerica JPMorgan Mid Cap Value pursuant to a sub-advisory agreement with TAM. JPMorgan also serves as co-sub-adviser to Transamerica Multi-Managed Balanced pursuant to a sub-advisory agreement with TAM.

Logan Circle Partners, L.P. (“Logan Circle”), located at 1717 Arch Street, Suite 1500, Philadelphia, PA 19103 serves as sub-adviser to Transamerica Logan Circle Emerging Markets Debt pursuant to a sub-advisory agreement with TAM.

Loomis, Sayles & Company, L.P. (“Loomis”), located at One Financial Center, Boston, MA 02111, serves as sub-adviser to Transamerica Loomis Sayles Bond pursuant to a sub-advisory agreement with TAM.

MFS Investment Management (“MFS”), located at 500 Boylston Street, Boston, MA 02116, serves as sub-adviser to Transamerica MFS International Equity pursuant to a sub-advisory agreement with TAM. MFS is a subsidiary of SunLife of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company).

Morgan Stanley Investment Management Inc. (“MSIM”), located at 522 Fifth Avenue, New York, NY 10036, serves as sub-adviser to Transamerica Morgan Stanley Capital Growth, Transamerica Morgan Stanley Emerging Markets Debt, Transamerica Morgan Stanley Growth Opportunities, Transamerica Morgan Stanley Mid-Cap Growth and Transamerica Morgan Stanley Small Company Growth pursuant to a sub-advisory agreement with TAM.

Neuberger Berman Management LLC (“Neuberger Berman”), located at 605 Third Avenue, 2nd Floor, New York, NY 10158-0180, serves as sub-adviser to Transamerica Neuberger Berman International pursuant to a sub-advisory agreement with TAM.

OppenheimerFunds, Inc. (“Oppenheimer”), located at Two World Financial Center, 225 Liberty Street, 11th Floor, New York, NY 10281-1008, serves as sub-adviser to Transamerica Oppenheimer Developing Markets and Transamerica Oppenheimer Small- & Mid-Cap Value pursuant to sub-advisory agreements with TAM.

Pacific Investment Management Company LLC (“PIMCO”), located at 840 Newport Center Drive, Newport Beach, CA 92660, serves as sub-adviser to Transamerica PIMCO Real Return TIPS and Transamerica PIMCO Total Return and pursuant to sub-advisory agreements with TAM.

Schroder Investment Management North America Inc. (“Schroders”), located at 875 Third Avenue, 22nd Floor, New York, NY 10022-6225, serves as sub-adviser to Transamerica Schroders International Small Cap pursuant to a sub-advisory agreement with TAM.

Systematic Financial Management L.P. (“Systematic”), located at 300 Frank W. Burr Blvd., Glenpointe East, 7th Floor, Teaneck, NJ 07666, serves as sub-adviser to Transamerica Systematic Small/Mid Cap Value pursuant to a sub-advisory agreement with TAM.

Third Avenue Management LLC (“Third Avenue”), located at 622 Third Avenue, 32nd Floor, New York, NY 10017-2023, serves as sub-adviser to Transamerica Third Avenue Value pursuant to a sub-advisory agreement with TAM.

Thompson, Siegel & Walmsley LLC (“TS&W”), located at 6806 Paragon Place, Suite 300, Richmond, VA 23230, serves as sub-adviser to Transamerica TS&W International Equity pursuant to a sub-advisory agreement with TAM.

Thornburg Investment Management, Inc. (“Thornburg”), located at 2300 North Ridgetop Road, Santa Fe, NM 87506, serves as sub-adviser to Transamerica Thornburg International Value pursuant to a sub-advisory agreement with TAM.

UBS Global Asset Management (Americas) Inc. (“UBS”), located at One North Wacker Drive, Chicago, IL 60606, serves as sub-adviser to Transamerica UBS Large Cap Value pursuant to a sub-advisory agreement with TAM.

Water Island Capital, LLC (“WIC”), located at 41 Madison Avenue, 42nd Floor, New York, NY 10010, serves as sub-adviser to Transamerica Water Island Arbitrage Strategy pursuant to a sub-advisory agreement with TAM.

Wellington Management Company, LLP (“Wellington Management”), located at 280 Congress Street, Boston, MA 02210, serves as sub-adviser to Transamerica WMC Diversified Equity, Transamerica WMC Diversified Growth, Transamerica WMC Emerging Markets and Transamerica WMC Quality Value pursuant to a sub-advisory agreement with TAM.

The sub-advisers may also serve as sub-advisers to certain portfolios of Transamerica Series Trust (“TST”) and Transamerica Partners Portfolios (“TPP”), registered investment companies. They may be referred to herein collectively as the “sub-advisers” and individually as a “sub-adviser.”

TAM, and not the funds, pays the sub-advisers for their services. Each sub-adviser receives monthly compensation from TAM at the annual rate of a specified percentage, indicated below, of a fund’s average daily net assets:

Fund Name	Sub-Adviser	Sub-Advisory Fee

Transamerica AEGON Flexible Income	AUIM	0.175% of the first $250 million 0.125% over $250 million up to $350 million 0.0875% in excess of $350 million, less 50% of any amount reimbursed pursuant to the fund’s expense limitation

Transamerica AEGON High Yield Bond	AUIM	0.28% of the first $400 million 0.25% over $400 million up to $750 million 0.20% in excess of $750 million[1]

Transamerica AEGON Money Market	AUIM	0.15%

Transamerica AEGON Short-Term Bond	AUIM	0.25% of the first $250 million 0.20% over $250 million up to $500 million 0.175% over $500 up to $1 billion 0.15% in excess of $1 billion[2]

Transamerica AQR Managed Futures Strategy	AQR	0.65% of the first $500 million 0.60% in excess of $500 million

Transamerica BlackRock Global Allocation	BlackRock	0.44% of the first $100 million 0.32% in excess of $100 million

Transamerica BlackRock Large Cap Value	BlackRock	0.35% of the first $250 million 0.325% over $250 million up to $750 million 0.30% over $750 million up to $1 billion 0.25% in excess of $1 billion[1]

Fund Name	Sub-Adviser	Sub-Advisory Fee

Transamerica Clarion Global Real Estate Securities	Clarion

0.40% of the first $250 million

0.375% over $250 million up to $500 million

0.35% over $500 million up to $1 billion

0.30% in excess of $1 billion, less 50% of any amount reimbursed pursuant to the fund’s expense limitation

Transamerica Goldman Sachs Commodity Strategy	GSAM	0.25% of the first $200 million 0.23% over $200 million up to $1 billion 0.20% in excess of $1 billion

Transamerica First Quadrant Global Macro	First Quadrant	0.75%

Transamerica Hansberger International Value	Hansberger	0.45% of the first $200 million 0.36% over $200 million up to $500 million 0.32% in excess of $500 million

Transamerica ICAP Select Equity	ICAP	0.30% of the first $500 million
0.25% over $500 million up to $1.5 billion 0.20% in excess of $1.5 billion

Transamerica Jennison Growth	Jennison	0.40% of the first $250 million 0.35% over $250 million up to $500 million 0.30% over $500 million up to $1 billion 0.25% over $1 billion up to $1.5 billion 0.22% in excess of $1.5 billion[3]

Transamerica JPMorgan Core Bond	JPMorgan	0.20% of the first $750 million
0.175% over $750 million up to $1 billion
0.15% in excess of $1 billion

Transamerica JPMorgan International Bond	JPMorgan	0.20% of the first $100 million 0.17% over $100 million up to $250 million 0.16% over $250 million up to $500 million 0.15% over $500 million $1 billion 0.12% in excess of $1 billion

Transamerica JPMorgan Long/Short Strategy	JPMorgan	0.90%

Transamerica JPMorgan Mid Cap Value	JPMorgan	0.40%

Transamerica Logan Circle Emerging Markets Debt	Logan Circle	0.22% of the first $250 million 0.19% over $250 million up to $400 million 0.18% in excess of $400 million

Transamerica Loomis Sayles Bond	Loomis	0.325% of the first $200 million 0.30% over $200 million up to $750 million 0.275% in excess of $750 million

Transamerica MFS International Equity	MFS	0.45% of the first $250 million 0.425% over $250 million up to $500 million 0.40% over $500 million up to $1 billion 0.375% in excess of $1 billion[1]

Transamerica Morgan Stanley Capital Growth	MSIM	0.30%[1]

Transamerica Morgan Stanley Emerging Markets Debt	MSIM	0.45% of the first $250 million 0.35% in excess of $250 million

Transamerica Morgan Stanley Growth Opportunities	MSIM	0.40% of the first $1 billion 0.375% in excess of $1 billion[1]

Transamerica Morgan Stanley Mid-Cap Growth	MSIM	0.40% of the first $1 billion 0.375% in excess of $1 billion

Transamerica Morgan Stanley Small Company Growth	MSIM	0.45% of the first $500 million 0.40% in excess of $500 million

Fund Name	Sub-Adviser	Sub-Advisory Fee

Transamerica Multi-Managed Balanced	BlackRock	0.12% of the first $1 billion 0.05% in excess of $1 billion

	JPMorgan	0.25%[4]

Transamerica Neuberger Berman International	Neuberger Berman	0.50% of the first $100 million 0.45% in excess of $100 million

Transamerica Oppenheimer Developing Markets	Oppenheimer	0.70% of the first $50 million 0.65% over $50 million up to $200 million 0.60% over $200 million up to $500 million 0.55% in excess of $500 million

Transamerica Oppenheimer Small- & Mid-Cap Value	Oppenheimer	0.40% of the first $250 million 0.375% over $250 up to $500 million 0.35% in excess of $500 million

Transamerica PIMCO Real Return TIPS	PIMCO	0.25% of the first $1 billion 0.20% in excess of $1 billion[5]

Transamerica PIMCO Total Return	PIMCO	0.25% of the first $1 billion 0.225% in excess of $1 billion, only when PIMCO sub-advised assets exceed $3 billion on an aggregate basis[5]

Transamerica Schroders International Small Cap	Schroders	0.60% of the first $300 million 0.55% in excess of $300 million

Transamerica Systematic Small/Mid Cap Value	Systematic	0.45% of the first $100 million 0.40% over $100 million up to $350 million 0.35% over $350 up to $1 billion 0.30% in excess of $1 billion[1]

Transamerica Third Avenue Value	Third Avenue	0.40%

Transamerica Thornburg International Value	Thornburg	0.425% of the first $500 million 0.40% in excess of $500 million[6]

Transamerica TS&W International Equity	TS&W	0.40% of the first $250 million 0.35% over $250 million up to $500 million 0.325% over $500 up to $1 billion 0.30% in excess of $1 billion

Transamerica UBS Large Cap Value	UBS	0.32% of the first $400 million 0.30% over $400 million up to $750 million 0.27% over $750 up to $1 billion 0.25% over $1 billion up to $1.5 billion 0.20% in excess of $1.5 billion

Transamerica Water Island Arbitrage Strategy	WIC	0.55% of the first $50 million 0.50% in excess of $50 million

Transamerica WMC Diversified Equity	Wellington Management	0.28% of the first $2 billion 0.25% over $2 billion up to $5 billion 0.225% in excess of $5 billion[7]

Transamerica WMC Diversified Growth	Wellington Management	0.28% of the first $2 billion 0.25% over $2 billion up to $5 billion 0.225% in excess of $5 billion[7]

Transamerica WMC Emerging Markets	Wellington Management	0.70%

Transamerica WMC Quality Value	Wellington Management	0.25% of the first $1 billion 0.225% in excess of $1 billion

[1]	The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with similar mandates of TST.
[2]

The sub-adviser has voluntarily agreed to waive its sub-advisory fees to 0.20% of the first $250 million of average daily net assets; 0.15% of average daily net assets over $250 million up to $500 million; 0.125% of average daily net assets over $500 million up to $1 billion; 0.10% of average daily net assets in excess of $1 billion.

[3]

The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with Transamerica Jennison Growth, Transamerica Jennison Growth VP and the portion of the assets of Transamerica Partners Large Growth Portfolio that are sub-advised by Jennison.

[4]	The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with similar mandates of TST and TPP managed by JPMorgan.
[5]

For the purpose of determining the $3 billion aggregate assets, the average daily net assets will be determined on a combined basis with Transamerica PIMCO Total Return, Transamerica PIMCO Total Return VP, Transamerica PIMCO Real Return TIPS and Transamerica PIMCO Real Return TIPS VP. If aggregate assets exceed $3 billion, then the calculation of sub-advisory fees will be based on the combined average daily net assets of Transamerica PIMCO Total Return and Transamerica PIMCO Total Return VP. Separately, the average daily net assets for the purpose of calculating the sub-advisory fees of Transamerica PIMCO Real Return TIPS and Transamerica PIMCO Real Return TIPS VP will be determined based on the combined assets of those two funds.

[6]

The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with Transamerica Partners International Equity Portfolio, also sub-advised by Thornburg.

[7]	The average daily net assets for the purpose of calculating sub-advisory fees will be aggregated with similar mandates of the Trust, TST and TPP managed by Wellington Management.

Sub-Advisory Fees Paid

The following table sets forth the total amounts of sub-advisory fee paid by TAM to each sub-adviser for the fiscal years ended October 31, 2010, 2009 and 2008:

(Net of Fees Reimbursed)

Fund Name	2010	2009	2008
Transamerica AEGON Flexible Income(1)	$507,677	$429,955	$998,657
Transamerica AEGON High Yield Bond(2)	$1,579,798	$1,268,713	$1,246,566
Transamerica AEGON Money Market(3)	$243,748	$436,219	$308,214
Transamerica AEGON Short-Term Bond(4)	$3,525,252	$1,556,885	$1,245,653
Transamerica AQR Managed Futures Strategy(5)	$115,334	N/A	N/A
Transamerica BlackRock Global Allocation	$1,595,937	$1,410,581	$1,699,643
Transamerica BlackRock Large Cap Value	$1,966,559	$1,455,705	$1,798,090
Transamerica Clarion Global Real Estate Securities	$1,214,646	$891,086	$1,298,745
Transamerica First Quadrant Global Macro(6)	$874,517	$897,091	$1,707,502
Transamerica Goldman Sachs Commodity Strategy(7)	$536,026	$360,699	$599,733
Transamerica Hansberger International Value(8)	$1,264,555	$1,071,209	$1,831,558
Transamerica ICAP Select Equity(9)	N/A	N/A	N/A
Transamerica Jennison Growth	$2,242,315	$1,028,055	$794,435
Transamerica JPMorgan Core Bond(10)	$1,472,364	$129,926	N/A
Transamerica JPMorgan International Bond	$990,551	$1,136,525	$1,310,379
Transamerica JPMorgan Long/Short Strategy(1[1] )	$885,777	$838,451	$1,100,257
Transamerica JPMorgan Mid Cap Value	$687,001	$603,440	$919,450
Transamerica Logan Circle Emerging Markets Debt(9)	N/A	N/A	N/A
Transamerica Loomis Sayles Bond	$1,903,593	$2,044,418	$1,971,223
Transamerica MFS International Equity	$1,860,510	$880,015	$138,942
Transamerica Morgan Stanley Capital Growth(1[2] )	$528,758	$270,554	$521,707
Transamerica Morgan Stanley Emerging Markets Debt(1[3] )	$1,433,756	$1,470,955	$1,468,710
Transamerica Morgan Stanley Growth Opportunities(1[4] )	$1,038,308	$470,255	$972,822
Transamerica Morgan Stanley Mid-Cap Growth(1[3] )	$1,137,894	$615,733	$511,354
Transamerica Morgan Stanley Small Company Growth(1[3] )	$705,773	$359,142	$609,632
Transamerica Multi-Managed Balanced(1[5] )	$936,298	$318,374	$529,275
Transamerica Neuberger Berman International	$2,311,013	$1,512,304	$2,478,129
Transamerica Oppenheimer Developing Markets	$3,189,768	$2,344,139	$3,619,556
Transamerica Oppenheimer Small- & Mid-Cap Value	$1,140,968	$900,241	$713,628
Transamerica PIMCO Real Return TIPS	$2,159,178	$1,694,099	$1,862,452
Transamerica PIMCO Total Return	$1,387,566	$1,341,157	$1,467,066
Transamerica Schroders International Small Cap(1[6] )	$3,085,999	$1,250,464	$518,125
Transamerica Systematic Small/Mid Cap Value(1[7] )	$1,750,287	$1,144,546	$2,641,536
Transamerica Third Avenue Value	$1,678,531	$1,469,490	$2,172,689
Transamerica Thornburg International Value(1[8] )	$2,526,080	$980,000	$70,359
Transamerica TS&W International Equity(1[9] )	N/A	N/A	N/A
Transamerica UBS Large Cap Value	$3,153,673	$2,059,989	$2,479,622
Transamerica Water Island Arbitrage Strategy(20)	N/A	N/A	N/A
Transamerica WMC Diversified Equity(21)	$1,756,689	N/A	N/A
Transamerica WMC Diversified Growth(2[2] )	$3,410,469	$2,484,708	$4,423,815

Fund Name	2010	2009	2008
Transamerica WMC Emerging Markets(1[8] )	$1,829,578	$769,944	$45,207
Transamerica WMC Quality Value(2[3] )	N/A	N/A	N/A

(1)	Transamerica Flexible Income was renamed Transamerica AEGON Flexible Income on March 22, 2011.
(2)	Transamerica High Yield Bond was renamed Transamerica AEGON High Yield Bond on November 13, 2009.
(3)	Transamerica Money Market was renamed Transamerica AEGON Money Market on March 22, 2011.
(4)	Transamerica Short-Term Bond was renamed Transamerica AEGON Short-Term Bond on March 22, 2011.
(5)

Transamerica AQR Managed Futures Strategy commenced operations on September 30, 2010, and as such, there is no historical fee information for the fiscal years ended October 31, 2008 and October 31, 2009.

(6)	Transamerica UBS Dynamic Alpha was renamed Transamerica First Quadrant Global Macro on November 1, 2009.
(7)	Transamerica BlackRock Natural Resources was renamed Transamerica Goldman Sachs Commodity Strategy on September 30, 2010.
(8)	Transamerica AllianceBernstein International Value was renamed Transamerica Hansberger International Value on December 15, 2010.
(9)

Transamerica ICAP Select Equity and Transamerica Logan Circle Emerging Markets Debt commenced operations on August 31, 2011, and as such, there is no historical fee information for the fiscal years ended October 31, 2008, October 31, 2009 and October 31, 2010.

(10)	Transamerica JPMorgan Core Bond commenced operations on July 1, 2009 and as such, there is no historical fee information for the fiscal year ended October 31, 2008.
(11)	Transamerica BNY Mellon Market Neutral Strategy was renamed Transamerica JPMorgan Long/Short Strategy on January 6, 2011.
(12)	Transamerica Legg Mason Partners All Cap was renamed Transamerica Focus on November 6, 2009. Transamerica Focus was renamed Transamerica Morgan Stanley Capital Growth on March 22, 2011.
(13)

Transamerica Van Kampen Emerging Markets Debt, Transamerica Van Kampen Mid-Cap Growth and Transamerica Van Kampen Small Company Growth were renamed Transamerica Morgan Stanley Emerging Markets Debt, Transamerica Morgan Stanley Mid-Cap Growth and Transamerica Morgan Stanley Small Company Growth, respectively, on June 1, 2010.

(14)	Transamerica Growth Opportunities was renamed Transamerica Morgan Stanley Growth Opportunities on March 22, 2011.
(15)	Transamerica Balanced was renamed Transamerica Multi-Managed Balanced on March 22, 2011.
(16)	Transamerica Schroders International Small Cap commenced operations on March 1, 2008.
(17)	Transamerica Small/Mid Cap Value was renamed Transamerica Systematic Small/Mid Cap Value on March 22, 2011.
(18)	Transamerica Thornburg International Value and Transamerica WMC Emerging Markets commenced operations on September 15, 2008 and September 30, 2008, respectively.
(19)

Transamerica TS&W International Equity commenced operations on March 1, 2011, and as such, there is no historical fee information for the fiscal years ended October 31, 2008, October 31, 2009 and October 31, 2010.

(20)

Transamerica Water Island Arbitrage Strategy commenced operations on May 1, 2011, and as such, there is no historical fee information for the fiscal years ended October 31, 2008, October 31, 2009 and October 31, 2010.

(21)

Transamerica WMC Diversified Equity commenced operations on November 13, 2009, and as such, there is no historical fee information for the fiscal years ended October 31, 2008 and October 31, 2009. Transamerica Diversified Equity was renamed Transamerica WMC Diversified Equity on March 22, 2011.

(22)	Transamerica Equity was renamed Transamerica WMC Diversified Growth on April 9, 2010.
(23)

Transamerica WMC Quality Value commenced operations on November 15, 2010, and as such, there is no historical fee information for the fiscal years ended October 31, 2008, October 31, 2009 and October 31, 2010.

Each of the sub-advisers also serves as investment adviser or sub-adviser to other funds and/or private accounts that may have investment objectives identical or similar to those of the funds. Securities frequently meet the investment objectives of one or all of these funds, the other funds and the private accounts. In such cases, a sub-adviser’s decision to recommend a purchase to one fund or account rather than another is based on a number of factors as set forth in the sub-advisers’ allocation procedures. The determining factors in most cases are the amounts available for investment by each fund or account, the amount of securities of the issuer then outstanding, the value of those securities and the market for them. Another factor considered in the investment recommendations is other investments which each fund or account presently has in a particular industry.

It is possible that at times identical securities will be held by more than one fund or account. However, positions in the same issue may vary and the length of time that any fund or account may choose to hold its investment in the same issue may likewise vary. To the extent that more than one of the funds or private accounts served by a sub-adviser seeks to acquire or sell the same security at about the same time, either the price obtained by the funds or the amount of securities that may be purchased or sold by a fund at one time may be adversely affected. On the other hand, if the same securities are bought or sold at the same time by more than one fund or account, the resulting participation in volume transactions could produce better executions for the funds. In the event more than one fund or account purchases or sells the same security on a given date, the purchase and sale transactions are allocated among the fund(s), the other funds and the private accounts in a manner believed by the sub-advisers to be equitable to each.

Information about each Fund’s Portfolio Managers

Information regarding other accounts for which any portfolio manager is primarily responsible for the day-to-day management, a description of any material conflict of interest that may arise in connection with the portfolio manager’s management of the fund’s investments, the structure of, and method used to determine, the compensation of each portfolio manager and the dollar range of equity securities in the fund beneficially owned by each portfolio manager are provided in Appendix B of this SAI.

Portfolio Construction Manager

Morningstar Associates, LLC (“Morningstar Associates”) located at 22 West Washington Street, Chicago, IL 60602, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for Transamerica Asset Allocation – Conservative Portfolio, Transamerica Asset Allocation – Growth Portfolio, Transamerica Asset Allocation – Moderate Growth Portfolio, Transamerica Asset Allocation – Moderate Portfolio, Transamerica Multi-Manager International Portfolio, and Transamerica Multi-Manager Alternative Strategies Portfolio (the “Asset Allocation funds”). For the fiscal years ended October 31, 2010, 2009 and 2008, TAM paid Morningstar Associates the following amounts:

Fund Name	October 31
	2010	2009	2008
Transamerica Asset Allocation – Conservative Portfolio	$1,093,422	$793,107	$781,360
Transamerica Asset Allocation – Growth Portfolio	$1,583,573	$1,363,628	$2,097,266
Transamerica Asset Allocation – Moderate Growth Portfolio	$3,096,781	$2,630,950	$3,704,481
Transamerica Asset Allocation – Moderate Portfolio	$2,090,465	$1,656,957	$2,089,670
Transamerica Multi-Manager Alternative Strategies Portfolio	$479,487	$366,494	$328,975
Transamerica Multi-Manager International Portfolio	$304,767	$236,001	$425,974

TAM compensates Morningstar Associates 0.10% of the first $20 billion of average daily net assets; 0.09% of average daily net assets over $20 billion up to $30 billion; and 0.08% over $30 billion of the average daily net assets of each fund, except for Transamerica Multi-Manager Alternative Strategies Portfolio, which receives 0.20% of the first $500 million of average daily net assets; 0.19% over $500 million up to $1 billion of average daily net assets; and 0.18% of average net assets over $1 billion. The average daily net assets for the purpose of calculating fees will be determined on a combined basis with all series of TST for which Morningstar serves as the portfolio construction manager, and all series of Transamerica Funds for which Morningstar serves as the portfolio construction manager except Transamerica Multi-Manager Alternative Strategies Portfolio. Compensation is paid on a monthly basis.

DISTRIBUTOR

Effective March 1, 2001, Transamerica Funds entered into an Underwriting Agreement with AFSG Securities Corporation (“AFSG”), located at 4333 Edgewood Rd. NE, Cedar Rapids, Iowa 52494, to act as the principal underwriter of the shares of the funds. On May 1, 2007, Transamerica Capital, Inc. (“TCI”), located at 4600 South Syracuse Street, Suite 1100, Denver, Colorado 80237, became principal underwriter and distributor of the shares of the funds. TCI is an affiliate of TAM and AFSG. The Underwriting Agreement will continue from year to year so long as its continuance is approved at least annually in the same manner as the investment advisory agreements discussed above. A discussion of TCI’s responsibilities and charges as principal underwriter of fund shares is set forth in each fund’s prospectus.

UNDERWRITING COMMISSION

Fund Name	Commissions Received for the Period Ended October 31			Commissions Retained for the Period Ended October 31
	2010	2009	2008	2010	2009	2008
Transamerica AEGON Flexible Income(1)	$366,563	$99,829	$35,634	$68,623	$18,970	$7,038
Transamerica AEGON High Yield Bond(2)	$547,530	$354,627	$87,788	$99,849	$64,251	$17,769
Transamerica AEGON Money Market(3)	$0	$0	$0	$0	$0	$0
Transamerica AEGON Short-Term Bond(4)	3,358,074	$1,451,500	$33,313	$682,343	$288,843	$6,425
Transamerica AQR Managed Futures Strategy(5)	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica Asset Allocation – Conservative Portfolio	$3,481,052	$2,422,552	$2,846,849	$585,209	$393,512	$481,348
Transamerica Asset Allocation – Growth Portfolio	$2,640,594	$2,688,248	$4,950,893	$402,250	$409,245	$773,070
Transamerica Asset Allocation – Moderate Growth Portfolio	$6,364,190	$5,239,354	$9,619,298	$994,095	$806,684	$1,555,217
Transamerica Asset Allocation – Moderate Portfolio	$5,510,277	$4,040,937	$5,192,761	$891,147	$641,077	$856,228
Transamerica BlackRock Global Allocation	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica BlackRock Large Cap Value	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica Clarion Global Real Estate Securities	N/A	N/A	$0	N/A	N/A	$0
Transamerica First Quadrant Global Macro(6)	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica Goldman Sachs Commodity Strategy(7)	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica Hansberger International Value(8)	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica ICAP Select Equity(9)	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica Jennison Growth	N/A	N/A	$0	N/A	N/A	$0
Transamerica JPMorgan Core Bond(10)	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica JPMorgan International Bond	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica JPMorgan Long/Short Strategy(1[1] )	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica JPMorgan Mid Cap Value	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica Logan Circle Emerging Markets Debt(9)	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica Loomis Sayles Bond	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica MFS International Equity	N/A	N/A	$0	N/A	N/A	$0
Transamerica Morgan Stanley Capital Growth(1[2] )	$33,808	$28,169	$42,063	$5,049	$4,306	$6,456

Fund Name	Commissions Received for the Period Ended October 31			Commissions Retained for the Period Ended October 31
	2010	2009	2008	2010	2009	2008
Transamerica Morgan Stanley Emerging Markets Debt(1[3] )	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica Morgan Stanley Growth Opportunities(1[4] )	$65,949	$45,654	$76,457	$9,829	$6,824	$11,928
Transamerica Morgan Stanley Mid-Cap Growth(1[3] )	N/A	N/A	N/A		N/A	N/A
Transamerica Morgan Stanley Small Company Growth(1[3] )	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica Multi-Managed Balanced(1[5] )	$76,418	$45,559	$64,623	$11,598	$6,967	$10,062
Transamerica Multi-Manager Alternative Strategies Portfolio	$828,445	$548,145	$1,157,228	$126,105	$83,079	$182,072
Transamerica Multi-Manager International Portfolio	302,091	$244,847	$837,540	$47,312	$37,420	$131,791
Transamerica Neuberger Berman International	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica Oppenheimer Developing Markets	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica Oppenheimer Small- & Mid-Cap Value	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica PIMCO Real Return TIPS	N/A	N/A	$0	N/A	N/A	$0
Transamerica PIMCO Total Return	N/A	N/A	$0	N/A	N/A	$0
Transamerica Schroders International Small Cap(1[6] )	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica Systematic Small/Mid Cap Value(1[7] )	$559,505	$346,795	$1,098,994	$84,110	$51,813	$165,002
Transamerica Third Avenue Value	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica Thornburg International Value(1[8] )	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica TS&W International Equity(1[9] )	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica UBS Large Cap Value	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica Water Island Arbitrage Strategy(20)	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica WMC Diversified Equity(2[1] )	$43,724	N/A	N/A	$6,533	N/A	N/A
Transamerica WMC Diversified Growth(2[2] )	$256,243	$259,791	$408,325	$39,411	$39,022	$61,859
Transamerica WMC Emerging Markets(1[8] )	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica WMC Quality Value(2[3] )	N/A	N/A	N/A	N/A	N/A	N/A

Fund Name	For the Period Ended October 31, 2010
	Net Underwriting Discounts and Commissions	Compensation on Redemptions & Repurchases	Brokerage Commissions	Other Compensation
Transamerica AEGON Flexible Income(1)	$68,623	$16,513	$0	$(131,646)
Transamerica AEGON High Yield Bond(2)	$99,849	$34,525	$0	$41,557
Transamerica AEGON Money Market(3)	$0	$108,557	$0	$(63,162)
Transamerica AEGON Short-Term Bond(4)	$682,343	$464,060	$0	$(1,779,902)
Transamerica AQR Managed Futures Strategy(5)	N/A	N/A	$0	N/A
Transamerica Asset Allocation-Conservative Portfolio	$585,209	$310,472	$0	$990,348
Transamerica Asset Allocation-Growth Portfolio	$402,250	$400,121	$0	$1,927,230
Transamerica Asset Allocation-Moderate Growth Portfolio	$994,095	$784,626	$0	$4,198,906
Transamerica Asset Allocation-Moderate Portfolio	$891,147	$464,264	$0	$2,304,408
Transamerica BlackRock Global Allocation	N/A	N/A	$0	N/A
Transamerica BlackRock Large Cap Value	N/A	N/A	$0	N/A
Transamerica Clarion Global Real Estate Securities	N/A	N/A	$0	N/A
Transamerica First Quadrant Global Macro(6)	N/A	N/A	$0	N/A
Transamerica Goldman Sachs Commodity Strategy(7)	N/A	N/A	$0	N/A
Transamerica Hansberger International Value(8)	N/A	N/A	$0	N/A
Transamerica ICAP Select Equity(9)	N/A	N/A	N/A	N/A
Transamerica Jennison Growth	N/A	N/A	$0	N/A
Transamerica JPMorgan Core Bond(10)	N/A	N/A	$0	N/A
Transamerica JPMorgan International Bond	N/A	N/A	$0	N/A
Transamerica JPMorgan Long/Short Strategy(11)	N/A	N/A	$0	N/A
Transamerica JPMorgan Mid Cap Value	N/A	N/A	$0	N/A
Transamerica Logan Circle Emerging Markets Debt(9)	N/A	N/A	N/A	N/A
Transamerica Loomis Sayles Bond	N/A	N/A	$0	N/A

Fund Name	For the Period Ended October 31, 2010
	Net Underwriting Discounts and Commissions	Compensation on Redemptions & Repurchases	Brokerage Commissions	Other Compensation
Transamerica MFS International Equity	N/A	N/A	$0	N/A
Transamerica Morgan Stanley Capital Growth(1[2] )	$5,049	$17,935	$0	$249,476
Transamerica Morgan Stanley Emerging Market Debts(1[3] )	N/A	N/A	$0	N/A
Transamerica Morgan Stanley Growth Opportunities(14)	$9,829	$13,676	$0	$224,811
Transamerica Morgan Stanley Mid Cap Growth(1[3] )	N/A	N/A	$0	N/A
Transamerica Morgan Stanley Small Company Growth(1[3] )	N/A	N/A	$0	N/A
Transamerica Multi-Managed Balanced(1[5] )	$11,598	$17,765	$0	$316,247
Transamerica Multi-Manager Alternative Strategies Portfolio	$126,105	$23,774	$0	$79,929
Transamerica Multi-Manager International Portfolio	$47,312	$72,632	$0	$225,344
Transamerica Neuberger Berman International	N/A	N/A	$0	N/A
Transamerica Oppenheimer Developing Markets	N/A	N/A	$0	N/A
Transamerica Oppenheimer Small- & Mid-Cap Value	N/A	N/A	$0	N/A
Transamerica PIMCO Real Return TIPS	N/A	N/A	$0	N/A
Transamerica PIMCO Total Return	N/A	N/A	$0	N/A
Transamerica Schroders International Small Cap(1[6] )	N/A	N/A	$0	N/A
Transamerica Systematic Small/Mid Cap Value(1[7] )	$84,110	$115,116	$0	$374,053
Transamerica Third Avenue Value	N/A	N/A	$0	N/A
Transamerica Thornburg International Value(1[8] )	N/A	N/A	$0	N/A
Transamerica TS&W International Equity(1[9] )	N/A	N/A	N/A	N/A
Transamerica UBS Large Cap Value	N/A	N/A	$0	N/A
Transamerica Water Island Arbitrage Strategy(20)	N/A	N/A	N/A	N/A
Transamerica WMC Diversified Equity(2[1] )	$6,533	$8,615	$0	$83,198
Transamerica WMC Diversified Growth(2[2] )	$39,411	$39,655	$0	$620,634
Transamerica WMC Emerging Markets(1[8] )	N/A	N/A	$0	N/A
Transamerica WMC Quality Value(2[3] )	N/A	N/A	$0	N/A

(1)	Transamerica Flexible Income was renamed Transamerica AEGON Flexible Income on March 22, 2011.
(2)	Transamerica High Yield Bond was renamed Transamerica AEGON High Yield Bond on November 13, 2009.
(3)	Transamerica Money Market was renamed Transamerica AEGON Money Market on March 22, 2011.
(4)	Transamerica Short-Term Bond was renamed Transamerica AEGON Short-Term Bond on March 22, 2011.
(5)

Transamerica AQR Managed Futures Strategy commenced operations on September 30, 2010, and as such, there is no historical fee information for the fiscal years ended October 31, 2008 and October 31, 2009.

(6)	Transamerica UBS Dynamic Alpha was renamed Transamerica First Quadrant Global Macro on November 1, 2009.
(7)	Transamerica BlackRock Natural Resources was renamed Transamerica Goldman Sachs Commodity Strategy on September 30, 2010.
(8)	Transamerica AllianceBernstein International Value was renamed Transamerica Hansberger International Value on December 15, 2010.
(9)

Transamerica ICAP Select Equity and Transamerica Logan Circle Emerging Markets Debt commenced operations on August 31, 2011, and as such, there is no historical fee information for the fiscal years ended October 31, 2008, October 31, 2009 and October 31, 2010.

(10)	Transamerica JPMorgan Core Bond commenced operations on July 1, 2009 and as such, there is no historical fee information for the fiscal year ended October 31, 2008.
(11)	Transamerica BNY Mellon Market Neutral Strategy was renamed Transamerica JPMorgan Long/Short Strategy on January 6, 2011.
(12)	Transamerica Legg Mason Partners All Cap was renamed Transamerica Focus on November 6, 2009. Transamerica Focus was renamed Transamerica Morgan Stanley Capital Growth on March 22, 2011.
(13)

Transamerica Van Kampen Emerging Markets Debt, Transamerica Van Kampen Mid-Cap Growth and Transamerica Van Kampen Small Company Growth were renamed Transamerica Morgan Stanley Emerging Markets Debt, Transamerica Morgan Stanley Mid-Cap Growth and Transamerica Morgan Stanley Small Company Growth, respectively, on June 1, 2010.

(14)	Transamerica Growth Opportunities was renamed Transamerica Morgan Stanley Growth Opportunities on March 22, 2011.
(15)	Transamerica Balanced was renamed Transamerica Multi-Managed Balanced on March 22, 2011.
(16)	Transamerica Schroders International Small Cap commenced operations on March 1, 2008.
(17)	Transamerica Small/Mid Cap Value was renamed Transamerica Systematic Small/Mid Cap Value on March 22, 2011.
(18)	Transamerica Thornburg International Value and Transamerica WMC Emerging Markets commenced operations on September 15, 2008 and September 30, 2008, respectively.
(19)

Transamerica TS&W International Equity commenced operations on March 1, 2011, and as such, there is no historical fee information for the fiscal years ended October 31, 2008, October 31, 2009 and October 31, 2010.

(20)

Transamerica Water Island Arbitrage Strategy commenced operations on May 1, 2011, and as such, there is no historical fee information for the fiscal years ended October 31, 2008, October 31, 2009 and October 31, 2010.

(21)

Transamerica WMC Diversified Equity commenced operations on November 13, 2009, and as such, there is no historical fee information for the fiscal years ended October 31, 2008 and October 31, 2009. Transamerica Diversified Equity was renamed Transamerica WMC Diversified Equity on March 22, 2011.

(22)	Transamerica Equity was renamed Transamerica WMC Diversified Growth on April 9, 2010.
(23)

Transamerica WMC Quality Value commenced operations on November 15, 2010, and as such, there is no historical fee information for the fiscal years ended October 31, 2008, October 31, 2009 and October 31, 2010.

ADMINISTRATIVE SERVICES

TAM is responsible for the supervision of all of the administrative functions, providing office space, and paying its allocable portion of the salaries, fees and expenses of all fund officers and of those trustees who are affiliated with TAM. The costs and expenses, including legal and accounting fees, filing fees and printing costs in connection with the formation of a fund and the preparation and filing of a fund’s initial registration statements under the 1933 Act and 1940 Act are also paid by the adviser. Transamerica Funds has entered into an Administrative Services Agreement (“Administrative Agreement”) with Transamerica Fund Services, Inc. (“TFS”), 570 Carillon Parkway, St. Petersburg, FL 33716, on behalf of each fund. Under the Administrative Agreement, TFS carries out and supervises all of the administrative functions of the funds and incurs expenses payable by Transamerica Funds related to such functions. Each fund, other than the Asset Allocation funds, pay 0.02% of their daily net assets to TFS for such administrative services. The fee is 0.0125% of daily net assets for the Asset Allocation funds.

The administrative duties of TFS with respect to each fund include: providing the fund with office space, telephones, office equipment and supplies; paying the compensation of the fund’s officers for services rendered as such; supervising and assisting in preparation of annual and semi-annual reports to shareholders, notices of dividends, capital gain distributions and tax information; supervising compliance by the fund with the recordkeeping requirements under the 1940 Act and regulations thereunder and with the state regulatory requirements; maintaining books and records of the fund (other than those maintained by the fund’s custodian and transfer agent); preparing and filing tax returns and reports; monitoring and supervising relationships with the fund’s custodian and transfer agent; monitoring the qualifications of tax deferred retirement plans providing for investment in shares of each fund; authorizing expenditures and approving bills for payment on behalf of each fund; and providing executive, clerical and secretarial help needed to carry out its duties.

The funds paid the following administrative expenses for the fiscal years ended October 31, 2010, 2009 and 2008.

ADMINISTRATIVE FEES

Fund Name	2010	2009	2008
Transamerica AEGON Flexible Income(1)	$49,387	$28,664	$71,596
Transamerica AEGON High Yield Bond(2)	$121,653	$91,960	$90,160
Transamerica AEGON Money Market(3)	$51,795	$58,163	$41,095
Transamerica AEGON Short-Term Bond(4)	$434,373	$150,399	$113,789
Transamerica AQR Managed Futures Strategy(5)	$3,830	N/A	N/A
Transamerica Asset Allocation – Conservative Portfolio	$136,678	$99,138	$97,670
Transamerica Asset Allocation – Growth Portfolio	$197,947	$170,454	$262,158
Transamerica Asset Allocation – Moderate Growth Portfolio	$387,098	$328,869	$463,060
Transamerica Asset Allocation – Moderate Portfolio	$261,308	$207,120	$261,209
Transamerica BlackRock Global Allocation	$92,835	$80,661	$98,728
Transamerica BlackRock Large Cap Value	$137,782	$90,753	$113,215
Transamerica Clarion Global Real Estate Securities	$61,817	$44,660	$65,948
Transamerica First Quadrant Global Macro(6)	$23,459	$21,119	$41,533
Transamerica Goldman Sachs Commodity Strategy(7)	$27,860	$18,035	$29,987
Transamerica Hansberger International Value(8)	$60,635	$49,602	$91,810
Transamerica Jennison Growth	$149,744	$57,161	$41,684
Transamerica ICAP Select Equity(9)	N/A	N/A	N/A
Transamerica JPMorgan Core Bond(10)	$152,636	$12,993	N/A
Transamerica JPMorgan International Bond	$119,055	$137,536	$160,717
Transamerica JPMorgan Long/Short Strategy(1[1] )	$19,804	$18,632	$24,450
Transamerica JPMorgan Mid Cap Value	$34,529	$30,172	$45,972
Transamerica Logan Circle Emerging Markets Debt(9)	N/A	N/A	N/A
Transamerica Loomis Sayles Bond	$124,241	$132,961	$128,082
Transamerica MFS International Equity	$87,155	$38,438	$5,850
Transamerica Morgan Stanley Capital Growth(12)	$25,698	$13,165	$25,561
Transamerica Morgan Stanley Emerging Markets Debt(1[3] )	$68,055	$69,769	$69,641
Transamerica Morgan Stanley Growth Opportunities(1[4] )	$60,380	$31,725	$53,760
Transamerica Morgan Stanley Mid-Cap Growth(1[3] )	$57,214	$30,787	$25,568
Transamerica Morgan Stanley Small Company Growth(1[3] )	$31,566	$15,962	$27,095
Transamerica Multi-Managed Balanced(1[5] )	$69,680	$18,193	$30,241
Transamerica Multi-Manager Alternative Strategies Portfolio	$29,968	$22,906	$20,561
Transamerica Multi-Manager International Portfolio	$38,096	$29,500	$53,247
Transamerica Neuberger Berman International	$101,141	$64,991	$107,917
Transamerica Oppenheimer Developing Markets	$103,360	$73,992	$117,802
Transamerica Oppenheimer Small- & Mid-Cap Value	$57,863	$45,121	$35,681
Transamerica PIMCO Real Return TIPS	$173,722	$135,528	$148,996
Transamerica PIMCO Total Return	$117,807	$107,293	$117,365
Transamerica Schroders International Small Cap(1[6] )	$107,392	$42,066	$17,271
Transamerica Systematic Small/Mid Cap Value(1[7] )	$94,129	$61,059	$147,176

Transamerica Third Avenue Value	$84,346	$73,474	$108,635
Transamerica Thornburg International Value(1[8] )	$124,615	$46,181	$2,168
Transamerica TS&W International Equity(1[9] )	N/A	N/A	N/A
Transamerica UBS Large Cap Value	$213,370	$132,592	$161,202
Transamerica Water Island Arbitrage Strategy(20)	N/A	N/A	N/A
Transamerica WMC Diversified Equity(2[1] )	$136,016	N/A	N/A
Transamerica WMC Diversified Growth(2[2] )	$246,008	$180,740	$309,405

Fund Name	2010	2009	2008
Transamerica WMC Emerging Markets(1[8] )	$52,716	$21,998	$1,292
Transamerica WMC Quality Value(2[3] )	N/A	N/A	N/A

(1)	Transamerica Flexible Income was renamed Transamerica AEGON Flexible Income on March 22, 2011.
(2)	Transamerica High Yield Bond was renamed Transamerica AEGON High Yield Bond on November 13, 2009.
(3)	Transamerica Money Market was renamed Transamerica AEGON Money Market on March 22, 2011.
(4)	Transamerica Short-Term Bond was renamed Transamerica AEGON Short-Term Bond on March 22, 2011.
(5)

Transamerica AQR Managed Futures Strategy commenced operations on September 30, 2010, and as such, there is no historical fee information for the fiscal years ended October 31, 2008 and October 31, 2009.

(6)	Transamerica UBS Dynamic Alpha was renamed Transamerica First Quadrant Global Macro on November 1, 2009.
(7)	Transamerica BlackRock Natural Resources was renamed Transamerica Goldman Sachs Commodity Strategy on September 30, 2010.
(8)	Transamerica AllianceBernstein International Value was renamed Transamerica Hansberger International Value on December 15, 2010.
(9)

Transamerica ICAP Select Equity and Transamerica Logan Circle Emerging Markets Debt commenced operations on August 31, 2011, and as such, there is no historical fee information for the fiscal years ended October 31, 2008, October 31, 2009 and October 31, 2010.

(10)	Transamerica JPMorgan Core Bond commenced operations on July 1, 2009 and as such, there is no historical fee information for the fiscal year ended October 31, 2008.
(11)	Transamerica BNY Mellon Market Neutral Strategy was renamed Transamerica JPMorgan Long/Short Strategy on January 6, 2011.
(12)	Transamerica Legg Mason Partners All Cap was renamed Transamerica Focus on November 6, 2009. Transamerica Focus was renamed Transamerica Morgan Stanley Capital Growth on March 22, 2011.
(13)

Transamerica Van Kampen Emerging Markets Debt, Transamerica Van Kampen Mid-Cap Growth and Transamerica Van Kampen Small Company Growth were renamed Transamerica Morgan Stanley Emerging Markets Debt, Transamerica Morgan Stanley Mid-Cap Growth and Transamerica Morgan Stanley Small Company Growth, respectively, on June 1, 2010.

(14)	Transamerica Growth Opportunities was renamed Transamerica Morgan Stanley Growth Opportunities on March 22, 2011.
(15)	Transamerica Balanced was renamed Transamerica Multi-Managed Balanced on March 22, 2011.
(16)	Transamerica Schroders International Small Cap commenced operations on March 1, 2008.
(17)	Transamerica Small/Mid Cap Value was renamed Transamerica Systematic Small/Mid Cap Value on March 22, 2011.
(18)	Transamerica Thornburg International Value and Transamerica WMC Emerging Markets commenced operations on September 15, 2008 and September 30, 2008, respectively.
(19)

Transamerica TS&W International Equity commenced operations on March 1, 2011, and as such, there is no historical fee information for the fiscal years ended October 31, 2008, October 31, 2009 and October 31, 2010.

(20)

Transamerica Water Island Arbitrage Strategy commenced operations on May 1, 2011, and as such, there is no historical fee information for the fiscal years ended October 31, 2008, October 31, 2009 and October 31, 2010

(21)

Transamerica WMC Diversified Equity commenced operations on November 13, 2009, and as such, there is no historical fee information for the fiscal years ended October 31, 2008 and October 31, 2009. Transamerica Diversified Equity was renamed Transamerica WMC Diversified Equity on March 22, 2011.

(22)	Transamerica Equity was renamed Transamerica WMC Diversified Growth on April 9, 2010.
(23)

Transamerica WMC Quality Value commenced operations on November 15, 2010, and as such, there is no historical fee information for the fiscal years ended October 31, 2008, October 31, 2009 and October 31, 2010.

CUSTODIAN, TRANSFER AGENT AND OTHER AFFILIATES

State Street Bank and Trust Company (“State Street”), 225 Franklin Street, Boston, MA 02110, is custodian for Transamerica Funds. The custodian is not responsible for any of the investment policies or decisions of a fund, but holds its assets in safekeeping, and collects and remits the income thereon subject to the instructions of the funds.

TFS, 570 Carillon Parkway, St. Petersburg, FL 33716, is the transfer agent, withholding agent and dividend disbursing agent for each fund. TFS is directly owned by Western Reserve (44%) and AUSA (56%), both of which are indirect, wholly owned subsidiaries of AEGON N.V.; and thus TFS is an affiliate of TAM. For its services as transfer agent, TFS receives fees from each fund (by share class) as follows:

Class A, B, C, R, T1
Open Account	$21.00
Closed Account	$1.50

Class I2
Open Direct Account	$21.00
Open Networked Account	$8.00
Closed Account	$1.50
Omnibus Service Fee	$35,000
Sub-Transfer Agent and Omnibus Intermediary Fees	10 bps

Class I2
Open Account	0.75 bps
Closed Account	N/A

Class P3
Open Direct Account	$21.00
Closed Account	$1.50

[1]	Applicable out-of pocket expenses, including, but not limited to, Quarterly Shareholder Statements and Postage, will be charged directly to the funds.

[2]

Applicable out-of pocket expenses, including, but not limited to, Quarterly Shareholder Statements and Postage, Shareholder Confirmations, Information Storage, 12b-1 Billing, Networking, Vision, and Fan Mail, will be charged directly to the funds.

[3]

Applicable out-of pocket expenses, including, but not limited to, Quarterly Shareholder Statements and Postage, 12b-1 Billing, Vision, Fan Mail, and Representative Confirmations and Statements, will be charged directly to the funds.

Transaction requests should be mailed to Transamerica Funds, P.O. Box 219945, Kansas City, MO 64121-9945 or Transamerica Funds, 330 W. 9th Street, Kansas City, MO 64105 (for overnight mail).

There were no brokerage credits received for the periods ended October 31, 2010, 2009 and 2008.

TRANSFER AGENCY FEES

(Fees and Expenses Net of Brokerage Credits)

Fund Name	2010	2009	2008
Transamerica AEGON Flexible Income(1)	$135,614	$84,937	$92,187
Transamerica AEGON High Yield Bond(2)	$260,382	$104,570	$98,678
Transamerica AEGON Money Market(3)	$636,550	$516,882	$401,576
Transamerica AEGON Short-Term Bond(4)	$803,403	$102,836	$2,554
Transamerica AQR Managed Futures Strategy(5)	$1,436	N/A	N/A
Transamerica Asset Allocation – Conservative Portfolio	$1,086,638	$900,153	$706,727
Transamerica Asset Allocation – Growth Portfolio	$2,613,872	$2,815,516	$2,807,434
Transamerica Asset Allocation – Moderate Growth Portfolio	$3,828,597	$3,938,628	$3,893,286
Transamerica Asset Allocation – Moderate Portfolio	$2,086,336	$1,934,515	$1,829,171
Transamerica BlackRock Global Allocation	$12,262	$394	$175
Transamerica BlackRock Large Cap Value	$17,487	$348	$160
Transamerica Clarion Global Real Estate Securities	$8,136	$19,580	$26,085
Transamerica First Quadrant Global Macro(6)	$3,362	$337	$137
Transamerica Goldman Sachs Commodity Strategy(7)	$3,773	$364	$169
Transamerica Hansberger International Value(8)	$7,092	$346	$159
Transamerica ICAP Select Equity(9)	N/A	N/A	N/A
Transamerica Jennison Growth	$18,600	$68,607	$89,122
Transamerica JPMorgan Core Bond(10)	$27,390	$113	N/A
Transamerica JPMorgan International Bond	$11,339	$346	$162
Transamerica JPMorgan Long/Short Strategy(11)	$2,951	$337	$135
Transamerica JPMorgan Mid Cap Value	$4,384	$352	$198
Transamerica Logan Circle Emerging Markets Debt(9)	N/A	N/A	N/A
Transamerica Loomis Sayles Bond	$14,626	$364	$172
Transamerica MFS International Equity	$11,690	$84,684	$103,399
Transamerica Morgan Stanley Capital Growth(12)	$449,322	$361,835	$419,094
Transamerica Morgan Stanley Emerging Markets Debt(13)	$8,146	$311	$282
Transamerica Morgan Stanley Growth Opportunities(14)	$779,806	$606,579	$662,480
Transamerica Morgan Stanley Mid-Cap Growth(13)	$7,319	$346	$162
Transamerica Morgan Stanley Small Company Growth(13)	$4,448	$348	$318
Transamerica Multi-Managed Balanced(15)	$967,551	$354,669	$406,957
Transamerica Multi-Manager Alternative Strategies Portfolio	$384,433	$320,557	$203,892
Transamerica Multi-Manager International Portfolio	$549,186	$560,701	$616,792
Transamerica Neuberger Berman International	$13,411	$346	$159
Transamerica Oppenheimer Developing Markets	$13,189	$346	$159

Fund Name	2010	2009	2008
Transamerica Oppenheimer Small- & Mid-Cap Value	$7,469	$174	$160
Transamerica PIMCO Real Return TIPS	$23,962	$8,796	$11,567
Transamerica PIMCO Total Return	$16,993	$30,630	$39,927
Transamerica Schroders International Small Cap(16)	$12,955	$364	$169
Transamerica Systematic Small/Mid Cap Value(17)	$1,027,020	$856,785	$681,796
Transamerica Third Avenue Value	$9,895	$364	$200
Transamerica Thornburg International Value(18)	$16,994	$378	$42
Transamerica TS&W International Equity(19)	N/A	N/A	N/A
Transamerica UBS Large Cap Value	$26,982	$348	$318
Transamerica Water Island Arbitrage Strategy(20)	N/A	N/A	N/A
Transamerica WMC Diversified Equity(21)	$1,555,347	N/A	N/A
Transamerica WMC Diversified Growth(22)	$2,372,896	$2,021,458	$2,282,929
Transamerica WMC Emerging Markets(18)	$11,191	$378	$42
Transamerica WMC Quality Value(23)	N/A	N/A	N/A

(1)	Transamerica Flexible Income was renamed Transamerica AEGON Flexible Income on March 22, 2011.
(2)	Transamerica High Yield Bond was renamed Transamerica AEGON High Yield Bond on November 13, 2009.
(3)	Transamerica Money Market was renamed Transamerica AEGON Money Market on March 22, 2011.
(4)	Transamerica Short-Term Bond was renamed Transamerica AEGON Short-Term Bond on March 22, 2011.
(5)

Transamerica AQR Managed Futures Strategy commenced operations on September 30, 2010, and as such, there is no historical fee information for the fiscal years ended October 31, 2008 and October 31, 2009.

(6)	Transamerica UBS Dynamic Alpha was renamed Transamerica First Quadrant Global Macro on November 1, 2009.
(7)	Transamerica BlackRock Natural Resources was renamed Transamerica Goldman Sachs Commodity Strategy on September 30, 2010.
(8)	Transamerica AllianceBernstein International Value was renamed Transamerica Hansberger International Value on December 15, 2010.
(9)

Transamerica ICAP Select Equity and Transamerica Logan Circle Emerging Markets Debt commenced operations on August 31, 2011, and as such, there is no historical fee information for the fiscal years ended October 31, 2008, October 31, 2009 and October 31, 2010.

(10)	Transamerica JPMorgan Core Bond commenced operations on July 1, 2009 and as such, there is no historical fee information for the fiscal year ended October 31, 2008.
(11)	Transamerica BNY Mellon Market Neutral Strategy was renamed Transamerica JPMorgan Long/Short Strategy on January 6, 2011.
(12)	Transamerica Legg Mason Partners All Cap was renamed Transamerica Focus on November 6, 2009. Transamerica Focus was renamed Transamerica Morgan Stanley Capital Growth on March 22, 2011.
(13)

Transamerica Van Kampen Emerging Markets Debt, Transamerica Van Kampen Mid-Cap Growth and Transamerica Van Kampen Small Company Growth were renamed Transamerica Morgan Stanley Emerging Markets Debt, Transamerica Morgan Stanley Mid-Cap Growth and Transamerica Morgan Stanley Small Company Growth, respectively, on June 1, 2010.

(14)	Transamerica Growth Opportunities was renamed Transamerica Morgan Stanley Growth Opportunities on March 22, 2011.
(15)	Transamerica Balanced was renamed Transamerica Multi-Managed Balanced on March 22, 2011.
(16)	Transamerica Schroders International Small Cap commenced operations on March 1, 2008.
(17)	Transamerica Small/Mid Cap Value was renamed Transamerica Systematic Small/Mid Cap Value on March 22, 2011.
(18)	Transamerica Thornburg International Value and Transamerica WMC Emerging Markets commenced operations on September 15, 2008 and September 30, 2008, respectively.
(19)

Transamerica TS&W International Equity commenced operations on March 1, 2011, and as such, there is no historical fee information for the fiscal years ended October 31, 2008, October 31, 2009 and October 31, 2010.

(20)

Transamerica Water Island Arbitrage Strategy commenced operations on May 1, 2011, and as such, there is no historical fee information for the fiscal years ended October 31, 2008, October 31, 2009 and October 31, 2010

(21)

Transamerica WMC Diversified Equity commenced operations on November 13, 2009, and as such, there is no historical fee information for the fiscal years ended October 31, 2008 and October 31, 2009. Transamerica Diversified Equity was renamed Transamerica WMC Diversified Equity on March 22, 2011.

(22)	Transamerica Equity was renamed Transamerica WMC Diversified Growth on April 9, 2010.
(23)

Transamerica WMC Quality Value commenced operations on November 15, 2010, and as such, there is no historical fee information for the fiscal years ended October 31, 2008, October 31, 2009 and October 31, 2010.

FUND TRANSACTIONS AND BROKERAGE

Decisions as to the assignment of fund business for each of the funds and negotiation of commission rates are made by a fund’s sub-adviser, whose policy is to seek to obtain the “best execution” of all fund transactions. The Investment Advisory Agreement and Sub-Advisory Agreement for each fund specifically provide that in placing portfolio transactions for a fund, the fund’s sub-adviser may agree to pay brokerage commissions for effecting a securities transaction in an amount higher than another broker or dealer would have charged for effecting that transaction as authorized, under certain circumstances, by the Securities Exchange Act of 1934, as amended (the “1934 Act”).

In selecting brokers and dealers and in negotiating commissions, a fund’s sub-adviser may consider a number of factors, including but not limited to:

•	The sub-adviser’s knowledge of currently available negotiated commission rates or prices of securities and other current transaction costs;

•	The nature of the security being traded;

•	The size and type of the transaction;

•	The nature and character of the markets for the security to be purchased or sold;

•	The desired timing of the trade;

•	The activity existing and expected in the market for the particular security;

•	The quality of the execution, clearance and settlement services;

•	Financial stability;

•	The existence of actual or apparent operational problems of any broker or dealer; and

•	Research products and services provided.

In recognition of the value of the foregoing factors, the sub-adviser may place portfolio transactions with a broker with whom it has negotiated a commission that is in excess of the commission another broker would have charged for effecting that transaction. This is done if the sub-adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research provided by such broker viewed in terms of either that particular transaction or of the overall responsibilities of the sub-adviser. Research provided may include:

•

Furnishing advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling specific securities and the availability of securities or purchasers or sellers of securities;

•

Furnishing seminars, information, analyses and reports concerning issuers, industries, securities, trading markets and methods, legislative developments, changes in accounting practices, economic factors and trends and portfolio strategy;

•	Access to research analysts, corporate management personnel, industry experts, economists and government officials; and

•

Comparative performance evaluation and technical measurement services and quotation services, and other services (such as third party publications, reports and analyses, and computer and electronic access, equipment, software, information and accessories that deliver process or otherwise utilize information, including the research described above) that assist the sub-adviser in carrying out its responsibilities.

Most of the brokers and dealers used by the funds’ sub-advisers provide research and other services described above.

A sub-adviser may use research products and services in servicing other accounts in addition to the funds. If a sub-adviser determines that any research product or service has a mixed use, such that it also serves functions that do not assist in the investment decision-making process, a sub-adviser may allocate the costs of such service or product accordingly. The portion of the product or service that a sub-adviser determines will assist it in the investment decision-making process may be paid for in brokerage commission dollars. Such allocation may be a conflict of interest for a sub-adviser.

When a fund purchases or sells a security in the OTC market, the transaction takes place directly with a principal market-maker without the use of a broker, except in those circumstances where better prices and executions will be achieved through the use of a broker.

A sub-adviser may place transactions for the purchase or sale of portfolio securities with affiliates of TAM, TCI or the sub-adviser. A sub-adviser may place transactions if it reasonably believes that the quality of the transaction and the associated commission are fair and reasonable, and if overall the associated transaction costs, net of any credits described above under “Custodian, Transfer Agent and Other Affiliates,” are lower than those that would otherwise be incurred. Under rules adopted by the SEC, the funds’ Board of Trustees will conduct periodic compliance reviews of such brokerage allocations and review certain procedures adopted by the Board of Trustees to ensure compliance with these rules and to determine their continued appropriateness.

DIRECTED BROKERAGE

A sub-adviser to a fund, to the extent consistent with the best execution and with TAM’s usual commission rate policies and practices, may place portfolio transactions of the fund with broker/dealers with which the fund has established a Directed Brokerage Program. A Directed Brokerage Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the fund’s portfolio transactions to the payment of operating expenses that would otherwise be borne by the fund. These commissions are not used for promoting or selling fund shares or otherwise related to the distribution of fund shares.

Fund Name	Brokerage Commissions Paid (Including Affiliated Brokerage) October 31			Affiliated Brokerage Paid October 31
	2010	2009	2008	2010	2009	2008
Transamerica AEGON Flexible Income(1)	$20,720	$15,120	$12,858	$0	$0	$0
Transamerica AEGON High Yield Bond(2)	$-	$0	$0	$0	$0	$0
Transamerica AEGON Money Market(3)	$0	N/A	N/A	$0	N/A	N/A
Transamerica AEGON Short-Term Bond(4)	$25,587	$2,710	$1,480	$0	$0	$0
Transamerica AQR Managed Futures Strategy(5)	$7,222	N/A	N/A	$0	N/A	N/A
Transamerica Asset Allocation – Conservative Portfolio	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica Asset Allocation – Growth Portfolio	N/A	N/A	N/A	N/A	N/A	N/A

Fund Name	Brokerage Commissions Paid (Including Affiliated Brokerage) October 31			Affiliated Brokerage Paid October 31
	2010	2009	2008	2010	2009	2008
Transamerica Asset Allocation – Moderate Growth Portfolio	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica Asset Allocation – Moderate Portfolio	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica BlackRock Global Allocation	$145,602	$171,586	$436,026	$0	$1,206	$6,069
Transamerica BlackRock Large Cap Value	$486,283	$341,718	$173,922	$0	$0	$0
Transamerica Clarion Global Real Estate Securities	$494,538	$390,470	$432,618	$0	$0	$0
Transamerica First Quadrant Global Macro(6)	$150,332	$216,184	$324,735	$0	$16,595	$10,003
Transamerica Goldman Sachs Commodity Strategy(7)	$30,113	$12,883	$12,968	$0	$0	$1,783
Transamerica Hansberger International Value(8)	$293,357	$244,476	$252,118	$0	$0	$0
Transamerica ICAP Select Equity(9)	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica Jennison Growth	$1,020,890	$500,849	$312,255	$0	$0	$0
Transamerica JPMorgan Core Bond(10)	$-	$0	N/A	$0	$0	N/A
Transamerica JPMorgan International Bond	$30,840	$34,068	$58,722	$0	$0	$0
Transamerica JPMorgan Long/Short Strategy(1 1)	$404,006	$1,070,611	$567,894	$0	$0	$0
Transamerica JPMorgan Mid Cap Value	$109,644	$137,722	$180,106	$0	$0	$0
Transamerica Logan Circle Emerging Markets Debt(9)	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica Loomis Sayles Bond	$364	$27	$2,097	$0	$0	$0
Transamerica MFS International Equity	$426,871	$203,752	$57,478	$0	$0	$0
Transamerica Morgan Stanley Capital Growth(1[2] )	$180,188	$54,987	$117,689	$0	$0	$0
Transamerica Morgan Stanley Emerging Markets Debt(1[3] )	$126	$5,244	$1,529	$0	$0	$0
Transamerica Morgan Stanley Growth Opportunities(14)	$345,157	$268,574	$309,171	$0	$0	$0
Transamerica Morgan Stanley Mid-Cap Growth(1[3] )	$253,816	$201,495	$116,752	$44	$5,057	$3,663
Transamerica Morgan Stanley Small Company Growth(13)	$89,576	$119,560	$172,762	$0	$135	$0
Transamerica Multi-Managed Balanced(15)	$196,815	$65,343	$71,908	$0	$0	$0
Transamerica Multi-Manager Alternative Strategies Portfolio	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica Multi-Manager International Portfolio	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica Neuberger Berman International Portfolio	$806,314	$703,647	$1,136,559	$0	$0	$41,986
Transamerica Oppenheimer Developing Markets	$787,599	$622,522	$1,191,683	$0	$0	$0
Transamerica Oppenheimer Small- & Mid-Cap Value	$445,749	$549,324	$343,102	$0	$0	$0
Transamerica PIMCO Real Return TIPS	$15,334	$17,859	$21,441	$0	$0	$0
Transamerica PIMCO Total Return	$24,184	$87,850	$30,968	$0	$0	$0
Transamerica Schroders International Small Cap(1[6] )	$1,137,505	$450,823	$527,243	$0	$0	$0
Transamerica Systematic Small/Mid Cap Value(1[7] )	$945,696	$1,387,050	$1,445,450	$0	$0	$0
Transamerica Third Avenue Value	$168,828	$264,170	$466,796	$51,149	$177,465	$245,895
Transamerica Thornburg International Value(18)	$526,734	$317,672	$41,631	$0	$0	$0
Transamerica TS&W International Equity(1[9] )	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica UBS Large Cap Value	1,452,486	$1,329,956	$927,076	$98	$33,771	$16,525
Transamerica Water Island Arbitrage Strategy(20)	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica WMC Diversified Equity(2[1] )	$950,097	N/A	N/A	$0	N/A	N/A
Transamerica WMC Diversified Growth(2[2] )	$1,155,453	$965,171	$835,453	$0	$0	$0
Transamerica WMC Emerging Markets(1[8] )	$1,237,980	$587,910	$99,603	$0	$0	$0
Transamerica WMC Quality Value(2[3] )	N/A	N/A	N/A	N/A	N/A	N/A

The following table provides brokerage commissions that were directed to brokers for brokerage and research services provided during the fiscal year ended October 31, 2010.

Fund Name	Paid as of October 31, 2010
Transamerica AEGON Flexible Income(1)	$18,689
Transamerica AEGON High Yield Bond(2)	$-
Transamerica AEGON Money Market(3)	$-
Transamerica AEGON Short-Term Bond(4)	$-
Transamerica AQR Managed Futures Strategy(5)	$-
Transamerica Asset Allocation – Conservative Portfolio	$-
Transamerica Asset Allocation – Growth Portfolio	$-
Transamerica Asset Allocation – Moderate Growth Portfolio	$-
Transamerica Asset Allocation – Moderate Portfolio	$-
Transamerica BlackRock Global Allocation	$108,321
Transamerica BlackRock Large Cap Value	$-
Transamerica Clarion Global Real Estate Securities	$386,918
Transamerica First Quadrant Global Macro(6)	$6,526
Transamerica Goldman Sachs Commodity Strategy(7)	$8,553
Transamerica Hansberger International Value(8)	$179,125
Transamerica ICAP Select Equity(9)	$-
Transamerica Jennison Growth	$725,554
Transamerica JPMorgan Core Bond(10)	$-
Transamerica JPMorgan International Bond	$-
Transamerica JPMorgan Long/Short Strategy(1[1] )	$353
Transamerica JPMorgan Mid Cap Value	$65,559
Transamerica Logan Circle Emerging Markets Debt(9)	$-
Transamerica Loomis Sayles Bond	$-
Transamerica MFS International Equity	$302,176
Transamerica Morgan Stanley Capital Growth(12)	$152,015
Transamerica Morgan Stanley Emerging Markets Debt(13)	$-
Transamerica Morgan Stanley Growth Opportunities(14)	$299,662
Transamerica Morgan Stanley Mid-Cap Growth(13)	$143,064
Transamerica Morgan Stanley Small Company Growth(13)	$40,448
Transamerica Multi-Managed Balanced(15)	$185,691
Transamerica Multi-Manager Alternative Strategies Portfolio	$-
Transamerica Multi-Manager International Portfolio	$-
Transamerica Neuberger Berman International	$745,974
Transamerica Oppenheimer Developing Markets	$688,441
Transamerica Oppenheimer Small- & Mid-Cap Value	$247,904
Transamerica PIMCO Real Return TIPS	$-
Transamerica PIMCO Total Return	$-
Transamerica Schroders International Small Cap(16)	$1,094,592
Transamerica Systematic Small/Mid Cap Value(17)	$778,100
Transamerica Third Avenue Value	$168,063
Transamerica Thornburg International Value(18)	$429,292
Transamerica TS&W International Equity(19)	$-

Transamerica UBS Large Cap Value	$1,154,426
Transamerica Water Island Arbitrage Strategy(20)	$-
Transamerica WMC Diversified Equity(21)	$841,626
Transamerica WMC Diversified Growth(2[2] )	$487,140
Transamerica WMC Emerging Markets(1[8] )	$1,084,052
Transamerica WMC Quality Value(2[3] )	$-

The estimates above are based upon custody data provided to CAPIS using the following methodology: Total Commissions minus transactions executed at discounted rates and/or directed to the funds’ commission recapture program equals total research commissions. USD transactions executed at $.02 and below and non-USD transactions executed at 8 basis points and below are considered to be executed at discounted rates. For example, Commission paid on USD transactions at rates greater than $.02 per share and not directed for commission recapture are assumed to be paid to brokers that provide research and brokerage services within the scope of Section 28(e) of the Securities and Exchange Act of 1934.

(1)	Transamerica Flexible Income was renamed Transamerica AEGON Flexible Income on March 22, 2011.
(2)	Transamerica High Yield Bond was renamed Transamerica AEGON High Yield Bond on November 13, 2009.
(3)	Transamerica Money Market was renamed Transamerica AEGON Money Market on March 22, 2011.
(4)	Transamerica Short-Term Bond was renamed Transamerica AEGON Short-Term Bond on March 22, 2011.
(5)

Transamerica AQR Managed Futures Strategy commenced operations on September 30, 2010, and as such, there is no historical fee information for the fiscal years ended October 31, 2008 and October 31, 2009.

(6)	Transamerica UBS Dynamic Alpha was renamed Transamerica First Quadrant Global Macro on November 1, 2009.
(7)	Transamerica BlackRock Natural Resources was renamed Transamerica Goldman Sachs Commodity Strategy on September 30, 2010.
(8)	Transamerica AllianceBernstein International Value was renamed Transamerica Hansberger International Value on December 15, 2010.

(9)

Transamerica ICAP Select Equity and Transamerica Logan Circle Emerging Markets Debt commenced operations on August 31, 2011, and as such, there is no historical fee information for the fiscal years ended October 31, 2008, October 31, 2009 and October 31, 2010.

(10)	Transamerica JPMorgan Core Bond commenced operations on July 1, 2009 and as such, there is no historical fee information for the fiscal year ended October 31, 2008.
(11)	Transamerica BNY Mellon Market Neutral Strategy was renamed Transamerica JPMorgan Long/Short Strategy on January 6, 2011.
(12)	Transamerica Legg Mason Partners All Cap was renamed Transamerica Focus on November 6, 2009. Transamerica Focus was renamed Transamerica Morgan Stanley Capital Growth on March 22, 2011.
(13)

Transamerica Van Kampen Emerging Markets Debt, Transamerica Van Kampen Mid-Cap Growth and Transamerica Van Kampen Small Company Growth were renamed Transamerica Morgan Stanley Emerging Markets Debt, Transamerica Morgan Stanley Mid-Cap Growth and Transamerica Morgan Stanley Small Company Growth, respectively, on June 1, 2010.

(14)	Transamerica Growth Opportunities was renamed Transamerica Morgan Stanley Growth Opportunities on March 22, 2011.
(15)	Transamerica Balanced was renamed Transamerica Multi-Managed Balanced on March 22, 2011.
(16)	Transamerica Schroders International Small Cap commenced operations on March 1, 2008.
(17)	Transamerica Small/Mid Cap Value was renamed Transamerica Systematic Small/Mid Cap Value on March 22, 2011.
(18)	Transamerica Thornburg International Value and Transamerica WMC Emerging Markets commenced operations on September 15, 2008 and September 30, 2008, respectively.
(19)

Transamerica TS&W International Equity commenced operations on March 1, 2011, and as such, there is no historical fee information for the fiscal years ended October 31, 2008, October 31, 2009 and October 31, 2010.

(20)

Transamerica Water Island Arbitrage Strategy commenced operations on May 1, 2011, and as such, there is no historical fee information for the fiscal years ended October 31, 2008, October 31, 2009 and October 31, 2010

(21)

Transamerica WMC Diversified Equity commenced operations on November 13, 2009, and as such, there is no historical fee information for the fiscal years ended October 31, 2008 and October 31, 2009. Transamerica Diversified Equity was renamed Transamerica WMC Diversified Equity on March 22, 2011.

(22)	Transamerica Equity was renamed Transamerica WMC Diversified Growth on April 9, 2010.
(23)

Transamerica WMC Quality Value commenced operations on November 15, 2010, and as such, there is no historical fee information for the fiscal years ended October 31, 2008, October 31, 2009 and October 31, 2010.

MANAGEMENT OF THE TRUST

BOARD MEMBERS AND OFFICERS

The Board Members and executive officers of the Trust are listed below. The Board governs each fund and is responsible for protecting the interests of the shareholders. The Board Members are experienced executives who meet periodically throughout the year to oversee the business affairs of each fund and the operation of the Trust by its officers. The Board also reviews the management of each fund’s assets by the investment adviser and its respective sub-adviser. The funds are among the funds advised and sponsored by TAM (collectively, “Transamerica Asset Management Group”). Transamerica Asset Management Group (“TAMG”) consists of Transamerica Funds, Transamerica Series Trust (“TST”), Transamerica Income Shares, Inc. (“TIS”), Transamerica Partners Funds Group (“TPFG”), Transamerica Partners Funds Group II (“TPFG II”), Transamerica Partners Portfolios (“TPP”), and Transamerica Asset Allocation Variable Funds (“TAAVF”) and consists of 164 funds as of the date of this SAI.

The mailing address of each Board Member is c/o Secretary, 570 Carillon Parkway, St. Petersburg, Florida 33716. The Board Members, their dates of birth, their positions with the Trust, and their principal occupations for the past five years (their titles may have varied during that period), the number of funds in TAMG the Board oversees, and other board memberships they hold are set forth in the table below.

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Funds in Complex Overseen by Board Member	Other Directorships

INTERESTED BOARD MEMBER**

John K. Carter (1961)	Chairman, Board Member, President, and Chief Executive Officer	Since 1999	Chairman, Board Member, President and Chief Executive Officer, TPP, TPFG, TPFG II and TAAVF (2007 – present); Chairman (2007 – present), Board Member (2006 – present), President and Chief Executive Officer (2006 – present), Senior Vice President (1999 – 2006), Chief Compliance Officer, General Counsel and Secretary (1999 – 2006), Transamerica Funds and TST; Chairman (2007 – present), Board Member (2006 – present), President and Chief Executive Officer (2006 – present), Senior Vice President (2002 – 2006), General Counsel, Secretary and Chief Compliance Officer (2002 – 2006), TIS;	164	N/A

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Funds in Complex Overseen by Board Member	Other Directorships

Chairman, President and Chief Executive Officer (2006 – present), Director (2002 – present), Senior Vice President (1999 – 2006), General Counsel and Secretary (2000 – 2006), Chief Compliance Officer (2004 – 2006), TAM;

Chairman, President and Chief Executive Officer (2006 – present), Senior Vice President (1999 – 2006), Director (2002 – present), General Counsel and Secretary (2001 – 2006), Transamerica Fund Services, Inc. (“TFS”);

Vice President, AFSG Securities Corporation (2001 – present);

Chairman and Board Member (2008 – 2010), President (2007 – 2010), Chief Executive Officer (2006 – 2010), Vice President, Secretary and Chief Compliance Officer (2003 – 2006), Transamerica Investors, Inc. (“TII”);

Senior Vice President, General Counsel and Secretary, Transamerica Index Funds, Inc. (“TIF”) (2002 – 2004); and

Director, (2008 – present), Vice President, Transamerica Investment Services, Inc. (“TISI”) (2003 – 2005) and Transamerica Investment Management, LLC (“TIM”) (2001 – 2005).

INDEPENDENT BOARD MEMBERS***

Sandra N. Bane (1952)	Board Member	Since 2008	Retired (1999 – present); Board Member, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2008 – present); Board Member, TII (2003 – 2010); and Partner, KPMG (1975 – 1999).	164	Big 5 Sporting Goods (2002 – present); AGL Resources, Inc. (energy services holding company) (2008 – present)

Leo J. Hill (1956)	Lead Independent Board Member	Since 2002	Principal, Advisor Network Solutions, LLC (business consulting) (2006 – present); Board Member, TST (2001 – present); Board Member, Transamerica Funds and TIS (2002 – present); Board Member, TPP, TPFG, TPFG II and TAAVF (2007 – present);	164	N/A

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Funds in Complex Overseen by Board Member	Other Directorships

Board Member, TII (2008 – 2010);

President, L. J. Hill & Company (a holding company for privately-held assets) (1999 – present);

Market President, Nations Bank of Sun Coast Florida (1998 – 1999);

Chairman, President and Chief Executive Officer, Barnett Banks of Treasure Coast Florida (1994 – 1998);

Executive Vice President and Senior Credit Officer, Barnett Banks of Jacksonville, Florida (1991 – 1994); and

Senior Vice President and Senior Loan Administration Officer, Wachovia Bank of Georgia (1976 – 1991).

David W. Jennings (1946)	Board Member	Since 2009	Board Member, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2009 – present); Board Member, TII (2009 – 2010); Managing Director, Hilton Capital (2010 – 2011); Principal, Maxam Capital Management, LLC (2006 – 2008); and Principal, Cobble Creek Management LP (2004 – 2006).	164	N/A

Russell A. Kimball, Jr. (1944)	Board Member	1986 – 1990 and Since 2002	General Manager, Sheraton Sand Key Resort (1975 – present); Board Member, TST (1986 – present); Board Member, Transamerica Funds, (1986 – 1990), (2002 – present); Board Member, TIS (2002 – present); Board Member, TPP, TPFG, TPFG II and TAAVF (2007 – present); and Board Member, TII (2008 – 2010).	164	N/A

Eugene M. Mannella (1954)	Board Member	Since 2007	Chief Executive Officer, HedgeServ Corporation (hedge fund administration) (2008 – present); Self-employed consultant (2006 – present);	164	N/A

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Funds in Complex Overseen by Board Member	Other Directorships

President, ARAPAHO Partners LLC (limited purpose broker-dealer) (1998 – 2008);

Board Member, TPP, TPFG, TPFG II and TAAVF (1993 – present);

Board Member, Transamerica Funds, TST and TIS (2007 – present);

Board Member, TII (2008 – 2010); and

President, International Fund Services (alternative asset administration) (1993 – 2005).

Norman R. Nielsen, Ph.D. (1939)	Board Member	Since 2006	Retired (2005 – present); Board Member, Transamerica Funds, TST and TIS (2006 – present); Board Member, TPP, TPFG, TPFG II and TAAVF (2007 – present); Board Member, TII (2008 – 2010); Director, Iowa Student Loan Service Corporation (2006 – present); Director, League for Innovation in the Community Colleges (1985 – 2005); Director, Iowa Health Systems (1994 – 2003); Director, U.S. Bank (1985 – 2006); and President, Kirkwood Community College (1985 – 2005).	164	Buena Vista University Board of Trustees (2004 - present)

Joyce G. Norden (1939)	Board Member	Since 2007	Retired (2004 – present); Board Member, TPFG, TPFG II and TAAVF (1993 – present); Board Member, TPP (2002 – present); Board Member, Transamerica Funds, TST and TIS (2007 – present); Board Member, TII (2008 – 2010); and Vice President, Institutional Advancement, Reconstructionist Rabbinical College (1996 – 2004).	164	Board of Governors, Reconstruction-ist Rabbinical College (2007 - present)

Patricia L. Sawyer (1950)	Board Member	Since 2007	Retired (2007 – present);	164	Honorary Trustee,

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Funds in Complex Overseen by Board Member	Other Directorships

President/Founder, Smith & Sawyer LLC (management consulting) (1989 – 2007);

Board Member, Transamerica Funds, TST and TIS (2007 – present);

Board Member, TII (2008 – 2010);

Board Member, TPP, TPFG, TPFG II and TAAVF (1993 – present);

Trustee, Chair of Finance Committee and Chair of Nominating Committee (1987 – 1996), Bryant University;

Vice President, American Express (1987 – 1989);

Vice President, The Equitable (1986 – 1987); and

Strategy Consultant, Booz, Allen & Hamilton (1982 – 1986).

					Bryant University (1996 – present)

John W. Waechter (1952)	Board Member	Since 2005	Attorney, Englander and Fischer, LLP (2008 – present); Retired (2004 – 2008); Board Member, TST and TIS (2004 – present); Board Member, Transamerica Funds (2005 – present); Board Member, TPP, TPFG, TPFG II and TAAVF (2007 – present); Board Member, TII (2008 – 2010); Employee, RBC Dain Rauscher (securities dealer) (2004); Executive Vice President, Chief Financial Officer and Chief Compliance Officer, William R. Hough & Co. (securities dealer) (1979 – 2004); and Treasurer, The Hough Group of Funds (1993 – 2004).	164	Operation PAR, Inc. (2008 – present); West Central Florida Council – Boy Scouts of America (2008 – present)

*

Each Board Member shall hold office until: 1) his or her successor is elected and qualified or 2) he or she resigns, retires or his or her term as a Board Member is terminated in accordance with the Trust’s Declaration of Trust.

**	May be deemed an “interested person” (as that term is defined in the 1940 Act) of the Trust because of his employment with TAM or an affiliate of TAM.
***	Independent Board Member means a Board Member who is not an “interested person” (as defined under the 1940 Act) of the Trust.

OFFICERS

The mailing address of each officer is c/o Secretary, 570 Carillon Parkway, St. Petersburg, Florida 33716. The following table shows information about the officers, including their dates of birth, their positions held with the Trust and their principal occupations during the past five years (their titles may have varied during that period). Each officer will hold office until his or her successor has been duly elected or appointed or until his or her earlier death, resignation or removal.

Name and Date of Birth	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past 5 Years

John K. Carter (1961)	Chairman, Board Member, President, and Chief Executive Officer	Since 1999	See the table above.

Dennis P. Gallagher (1970)	Vice President, General Counsel and Secretary	Since 2006

Vice President, General Counsel and Secretary, Transamerica Funds, TST and TIS (2006 – present);

Vice President, General Counsel and Secretary, TPP, TPFG, TPFG II and TAAVF (2007 – present);

Vice President, General Counsel and Secretary, TII, (2006 – 2010);

Director, Senior Vice President, General Counsel, Operations, and Secretary, TAM and TFS (2006 – present);

Assistant Vice President, TCI (2007 – present);

Director, Deutsche Asset Management
(1998 – 2006); and

Corporate Associate, Ropes & Gray LLP
(1995 – 1998).

Robert A. DeVault, Jr. (1965)	Vice President, Treasurer and Principal Financial Officer	Since 2009

Vice President, Treasurer and Principal Financial Officer, (2010 – present), Assistant Treasurer, (2009 – 2010), Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF;

Vice President, Treasurer and Principal Financial Officer, (2010), Assistant Treasurer, (2009 – 2010), TII;

Vice President (2010 – present), Assistant Vice President (2007 – 2010) and Manager, Fund Administration, (2002 – 2007), TFS; and

Vice President (2010 – present), TAM.

Christopher A. Staples (1970)	Vice President and Chief Investment Officer	Since 2005

Vice President and Chief Investment Officer (2007 – present), Senior Vice President - Investment Management (2006 – 2007), Vice President - Investment Management (2005 – 2006), Transamerica Funds, TST and TIS;

Vice President and Chief Investment Officer, TPP, TPFG, TPFG II and TAAVF
(2007 – present);

Vice President and Chief Investment Officer (2007 – 2010); Vice President - Investment Administration (2005 – 2007), TII;

Director (2005 – present), Senior Vice President – Investment Management (2006 – present) and Chief Investment Officer (2007 – present), TAM;

Name and Date of Birth	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past 5 Years

Director, TFS (2005 – present); and Assistant Vice President, Raymond James & Associates (1999 – 2004).

Robert S. Lamont, Jr. (1973)	Vice President, Chief Compliance Officer and Conflicts of Interest Officer	Since 2010

Vice President, Chief Compliance Officer and Conflicts of Interest Officer, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2010 – present);

Vice President and Senior Counsel, TAM and TFS (2007 – present);

Senior Counsel, United States Securities and Exchange Commission (2004 – 2007); and

Associate, Dechert, LLP (1999 – 2004).

Bradley O. Ackerman (1966)	Anti-Money Laundering Officer	Since 2007

Anti-Money Laundering Officer, TPP, TPFG, TPFG II and TAAVF
(2009 – present);

Anti-Money Laundering Officer, Transamerica Funds (2007 – present);

Senior Compliance Officer, TAM (2007 – present); and

Director, Institutional Services, Rydex Investments (2002 – 2007).

Sarah L. Bertrand (1967)	Assistant Secretary	Since 2009

Assistant Secretary, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2009 – present);

Assistant Secretary, TII (2009 – 2010);

Assistant Vice President and Director, Legal Administration, TAM and TFS (2007 – present);

Assistant Secretary and Chief Compliance Officer, 40|86 Series Trust and 40|86 Strategic Income Fund (2000 – 2007); and

Second Vice President and Assistant Secretary, Legal and Compliance, 40|86 Capital Management, Inc. (1994 – 2007).

Timothy J. Bresnahan (1968)	Assistant Secretary	Since 2009

Assistant Secretary, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF
(2009 – present);

Assistant Secretary, TII (2009 – 2010);

Counsel, TAM (2008 – present);

Counsel (contract), Massachusetts Financial Services, Inc. (2007);

Assistant Counsel, BISYS Fund Services Ohio, Inc. (2005 – 2007); and

Associate, Greenberg Traurig, P.A. (2004 – 2005).

Name and Date of Birth	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past 5 Years

Margaret A. Cullem-Fiore (1957)	Assistant Secretary	Since 2010

Assistant Secretary, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2010 – present);

Assistant Vice President, TCI (2009 – present);

Vice President and Senior Counsel, TAM and TFS (2006 – present);

Vice President and Senior Counsel, Transamerica Financial Advisors, Inc.
(2004 – 2007); and

Vice President and Senior Counsel, Western Reserve Life Assurance Co. of Ohio (2006).

Elizabeth Strouse (1974)	Assistant Treasurer	Since 2010

Assistant Treasurer, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2010 – present);

Director, Fund Financial Services
(2009 – present), TFS;

Director, Fund Administration, TIAA-CREF (2007 – 2009); and

Manager (2006 – 2007) and Senior
(2003 – 2006) Accounting and Assurance, PricewaterhouseCoopers, LLC.

*	Elected and serves at the pleasure of the Board of the Trust.

If an officer has held offices for different funds for different periods of time, the earliest applicable date is shown. No officer of the Trust, except for the Chief Compliance Officer, receives any compensation from the Trust.

Each of the Board Members, other than Mr. Jennings, previously served as a trustee or director of the TAM, Diversified or Premier fund family, and each Board Member was thus initially selected by the board of the applicable predecessor fund family. In connection with the consolidation of all “manager of managers” investment advisory services within Transamerica in 2007, a single board was established to oversee the TAM and Diversified fund families, and each of the Board Members, other than Ms. Bane and Mr. Jennings, joined the Board at that time. The Board was established with a view both to ensuring continuity of representation by board members of the TAM and Diversified fund families on the Board and in order to establish a Board with experience in and focused on overseeing various types of funds, which experience would be further developed and enhanced over time. Ms. Bane joined the Board in 2008 when the Premier fund family was consolidated into TAMG. Mr. Jennings joined the Board in 2009.

The Board believes that each Board Member’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Board Members lead to the conclusion that the Board possesses the requisite skills and attributes. The Board believes that the Board Members’ ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with TAM, the sub-advisers, other services providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties, support this conclusion. The Board also has considered the following experience, qualifications, attributes and/or skills, among others, of its members in reaching its conclusion: his or her character and integrity; such person’s service as a board member of a predecessor fund family (other than Mr. Jennings); such person’s willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Board Member; the fact that such person’s service would be consistent with the requirements of the retirement policies of the Trust; as to each Board Member other than Mr. Carter, his or her status as not being an “interested person” as defined in the 1940 Act; and, as to Mr. Carter, his status as a representative of TAM. In addition, the following specific experience, qualifications, attributes and/or skills apply as to each Board Member: Ms. Bane, accounting experience and experience as a board member of multiple organizations; Mr. Hill, financial and entrepreneurial experience as an executive, owner and consultant; Mr. Jennings, investment management experience as an executive of investment management organizations and portfolio manager; Mr. Kimball, business experience as an executive; Mr. Mannella, accounting and fund administration experience, investment management industry experience as an executive and consultant; Mr. Nielsen, academic leadership, insurance, business development and board experience; Ms. Norden, non-profit executive experience and extensive board and academic leadership; Ms. Sawyer, management consulting and board experience; Mr. Waechter, securities industry and fund accounting and fund compliance experience, legal experience and board experience; and Mr. Carter, investment management experience as an executive and leadership roles with TAM and affiliated entities. References to the qualifications, attributes and skills of Board Members are pursuant to requirements of the Securities and Exchange Commission, do not constitute holding out of the Board or any Board Member as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

The Board is responsible for overseeing the management and operations of the funds. Mr. Carter serves as Chairman of the Board. Mr. Carter is an interested person of the funds. Independent Board Members constitute more than 75% of the Board.

The Board has two standing committees: the Audit Committee and Nominating Committee. Both the Audit Committee and Nominating Committee are chaired by an Independent Board Member and composed of all of the Independent Board Members. In addition, the Board has a Lead Independent Board Member.

The Lead Independent Board Member and the chairs of the Audit and Nominating Committees work with the Chairman of the Board to set the agendas for Board and committee meetings. The Lead Independent Board Member also serves as a key point person for dealings between management and the Independent Board Members. Through the funds’ board committees the Independent Board Members consider and address important matters involving the funds, including those presenting conflicts or potential conflicts of interest for management and they believe they can act independently and effectively.

The Board currently believes that an interested Chairman is appropriate and is in the best interests of the funds and their shareholders, and that its committees help ensure that the funds have effective and independent governance and oversight. The Board believes that an interested Chairman has a professional interest in the quality of the services provided to the funds and that the Chairman is best equipped to provide oversight of such services on a day-to-day basis because of TAM’s sponsorship of the funds and TAM’s ongoing monitoring of the investment sub-advisers that manage the assets of each fund. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Board Members from management. The Independent Board Members also believe that they can effectively act independently without having an Independent Board Member act as Chairman. Among other reasons, this belief is based on the fact that the Independent Board members represent over 75% of the Board.

The Audit Committee, among other things, oversees the accounting and reporting policies and practices of the Trust, oversees the quality and integrity of the financial statements of the Trust, approves, prior to appointment, the engagement of the Trust’s independent registered public accounting firm, reviews and evaluates the independent registered public accounting firm’s qualifications, independence and performance, and approves the compensation of the independent registered public accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to each fund by the independent registered public accounting firm and all permissible non-audit services provided by each fund’s independent registered public accounting firm to TAM and any affiliated service providers if the engagement relates directly to each fund’s operations and financial reporting.

The Nominating Committee is a forum for identifying, considering, selecting and nominating, or recommending for nomination by the Board, candidates to fill vacancies on the Board.

When addressing vacancies, the Nominating Committee sets any necessary standards or qualifications for service on the Board and may consider nominees recommended by any source it deems appropriate, including Management and shareholders. Shareholders who wish to recommend a nominee should send recommendations to the Trust’s Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Board Members. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders.

The Nominating Committee also identifies potential nominees through its network of contacts and may also engage, if it deems appropriate, a professional search firm. The committee meets to discuss and consider such candidates’ qualifications and then chooses a candidate by majority vote. The committee does not have specific, minimum qualifications for nominees, nor has it established specific qualities or skills that it regards as necessary for one or more of the Board Members to possess (other than any qualities or skills that may be required by applicable law, regulation or listing standard). The committee has, however, established (and reviews from time to time as it deems appropriate) certain desired qualities and qualifications for nominees, including certain personal attributes and certain skills and experience.

Through its oversight of the management and operations of the funds, the Board also has a risk oversight function, which includes (without limitation) the following: (i) requesting and reviewing reports on the operations of the funds (such as reports about the performance of the funds); (ii) reviewing compliance reports and approving compliance policies and procedures of the funds and their service providers; (iii) meeting with management to consider areas of risk and to seek assurances that adequate resources are available to address risks; (iv) meeting with service providers, including fund auditors, to review fund activities; and (v) meeting with the Chief Compliance Officer and other officers of the funds and their service providers to receive information about compliance, and risk assessment and management matters. Such oversight is exercised primarily through the Board and its Audit Committee but, on an ad hoc basis, also can be exercised by the Independent Board Members during executive sessions. The Board has emphasized to TAM and the sub-advisers the importance of maintaining vigorous risk management.

The Board recognizes that not all risks that may affect the funds can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the funds’ goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Board Members as to risk management matters are typically summaries of the relevant information. Most of the funds’ investment management and business affairs are carried out by or through TAM, its affiliates, the sub-advisers and other service providers each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the funds’ and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations.

In addition, it is important to note that each fund is designed for investors that are prepared to accept investment risk, including the possibility that as yet unforeseen risks may emerge in the future.

Additional Information about the Committees of the Board

Both the Audit Committee and Nominating Committee are composed of all of the Independent Board Members. For the fiscal year ended October 31, 2010, the Audit Committee met six times and the Nominating Committee met two times.

Trustee Ownership of Equity Securities

The table below gives the dollar range of shares of the Trust, as well as the aggregate dollar range of shares of all funds/portfolios in the Transamerica Asset Management Group owned by each Trustee as of December 31, 2010.

Name of Trustee	Dollar Range of Equity Securities in Transamerica AEGON Flexible Income	Dollar Range of Equity Securities in Transamerica AEGON High Yield Bond	Dollar Range of Equity Securities in Transamerica AEGON Money Market
John K. Carter*	None	None	None
Sandra N. Bane	None	None	None
Leo J. Hill	None	$10,001 - $50,000	None
David W. Jennings	None	None	None
Russell A. Kimball, Jr.	None	None	None
Eugene M. Mannella	None	None	None
Norman R. Nielsen	None	None	None
Joyce G. Norden	None	None	None
Patricia L. Sawyer	None	None	None
John W. Waechter	None	None	None

Name of Trustee	Dollar Range of Equity Securities in Transamerica AEGON Short-Term Bond	Dollar Range of Equity Securities in Transamerica AQR Managed Futures Strategy(1)	Dollar Range of Equity Securities in Transamerica Asset Allocation - Conservative Portfolio
John K. Carter*	None	None	None
Sandra N. Bane	None	None	None
Leo J. Hill	None	None	None
David W. Jennings	None	None	None
Russell A. Kimball, Jr.	None	None	None
Eugene M. Mannella	None	None	None
Norman R. Nielsen	None	None	None
Joyce G. Norden	None	None	None
Patricia L. Sawyer	None	None	None
John W. Waechter	None	None	None

Name of Trustee	Dollar Range of Equity Securities in Transamerica Asset Allocation - Growth Portfolio	Dollar Range of Equity Securities in Transamerica Asset Allocation - Moderate Growth Portfolio	Dollar Range of Equity Securities in Transamerica Asset Allocation - Moderate Portfolio
John K. Carter*	None	None	None
Sandra N. Bane	None	None	None
Leo J. Hill	$50,001 - $100,000	None	$1 - $10,000
David W. Jennings	None	None	None
Russell A. Kimball, Jr.	None	Over $100,000	Over $100,000
Eugene M. Mannella	None	None	None
Norman R. Nielsen	None	Over $100,000	None
Joyce G. Norden	None	None	None
Patricia L. Sawyer	None	None	None
John W. Waechter	Over $100,000	Over $100,000	None

Name of Trustee	Dollar Range of Equity Securities in Transamerica BlackRock Global Allocation	Dollar Range of Equity Securities in Transamerica BlackRock Large Cap Value	Dollar Range of Equity Securities in Transamerica Clarion Global Real Estate Securities
John K. Carter*	None	None	None
Sandra N. Bane	None	None	None
Leo J. Hill	None	None	None
David W. Jennings	None	None	None
Russell A. Kimball, Jr.	None	None	None
Eugene M. Mannella	None	None	None
Norman R. Nielsen	None	None	None
Joyce G. Norden	None	None	None
Patricia L. Sawyer	None	None	None
John W. Waechter	None	None	None

Name of Trustee	Dollar Range of Equity Securities in Transamerica First Quadrant Global Macro	Dollar Range of Equity Securities in Transamerica Goldman Sachs Commodity Strategy	Dollar Range of Equity Securities in Transamerica Hansberger International Value
John K. Carter*	None	None	None
Sandra N. Bane	None	None	None
Leo J. Hill	None	None	None
David W. Jennings	None	None	None
Russell A. Kimball, Jr.	None	None	None
Eugene M. Mannella	None	None	None
Norman R. Nielsen	None	None	None
Joyce G. Norden	None	None	None
Patricia L. Sawyer	None	None	None
John W. Waechter	None	None	None

Name of Trustee	Dollar Range of Equity Securities in Transamerica ICAP Select Equity(2)	Dollar Range of Equity Securities in Transamerica Jennison Growth	Dollar Range of Equity Securities in Transamerica JPMorgan Core Bond
John K. Carter*	None	None	None
Sandra N. Bane	None	None	None
Leo J. Hill	None	None	None
David W. Jennings	None	None	None
Russell A. Kimball, Jr.	None	None	None
Eugene M. Mannella	None	None	None
Norman R. Nielsen	None	None	None
Joyce G. Norden	None	None	None
Patricia L. Sawyer	None	None	None
John W. Waechter	None	None	None

Name of Trustee	Dollar Range of Equity Securities in Transamerica JPMorgan International Bond	Dollar Range of Equity Securities in Transamerica JPMorgan Long/Short Strategy	Dollar Range of Equity Securities in Transamerica JPMorgan Mid Cap Value
John K. Carter*	None	None	None
Sandra N. Bane	None	None	None
Leo J. Hill	None	None	None
David W. Jennings	None	None	None
Russell A. Kimball, Jr.	None	None	None
Eugene M. Mannella	None	None	None
Norman R. Nielsen	None	None	None
Joyce G. Norden	None	None	None
Patricia L. Sawyer	None	None	None
John W. Waechter	None	None	None

Name of Trustee	Dollar Range of Equity Securities in Transamerica Logan Circle Emerging Markets Debt(3)	Dollar Range of Equity Securities in Transamerica Loomis Sayles Bond	Dollar Range of Equity Securities in Transamerica MFS International Equity
John K. Carter*	None	None	None
Sandra N. Bane	None	None	None
Leo J. Hill	None	None	None
David W. Jennings	None	None	None
Russell A. Kimball, Jr.	None	None	None
Eugene M. Mannella	None	None	None
Norman R. Nielsen	None	None	None
Joyce G. Norden	None	None	None
Patricia L. Sawyer	None	None	None
John W. Waechter	None	None	None

Name of Trustee	Dollar Range of Equity Securities in Transamerica Morgan Stanley Capital Growth	Dollar Range of Equity Securities in Transamerica Morgan Stanley Emerging Markets Debt	Dollar Range of Equity Securities in Transamerica Morgan Stanley Growth Opportunities
John K. Carter*	None	None	None
Sandra N. Bane	None	None	None
Leo J. Hill	$10,001 - $50,000	None	$1 - $10,000
David W. Jennings	None	None	None
Russell A. Kimball, Jr.	$50,001 - $100,000	None	$10,001 - $50,000
Eugene M. Mannella	None	None	None
Norman R. Nielsen	None	None	None
Joyce G. Norden	None	None	None
Patricia L. Sawyer	None	None	None
John W. Waechter	None	None	None

Name of Trustee	Dollar Range of Equity Securities in Transamerica Morgan Stanley Mid-Cap Growth	Dollar Range of Equity Securities in Transamerica Morgan Stanley Small Company Growth	Dollar Range of Equity Securities in Transamerica Multi-Managed Balanced
John K. Carter*	None	None	None
Sandra N. Bane	None	None	None
Leo J. Hill	None	None	$50,001 - $100,000
David W. Jennings	None	None	None
Russell A. Kimball, Jr.	None	None	$50,001 - $100,000
Eugene M. Mannella	None	None	None
Norman R. Nielsen	None	None	None
Joyce G. Norden	None	None	None
Patricia L. Sawyer	None	None	None
John W. Waechter	None	None	None

Name of Trustee	Dollar Range of Equity Securities in Transamerica Multi-Manager Alternative Strategies Portfolio	Dollar Range of Equity Securities in Transamerica Multi-Manager International Portfolio	Dollar Range of Equity Securities in Transamerica Neuberger Berman International
John K. Carter*	None	None	None
Sandra N. Bane	None	None	None
Leo J. Hill	None	Over $100,000	None
David W. Jennings	None	None	None
Russell A. Kimball, Jr.	None	None	None
Eugene M. Mannella	None	None	None
Norman R. Nielsen	None	None	None
Joyce G. Norden	None	None	None
Patricia L. Sawyer	None	None	None
John W. Waechter	None	$50,001 - $100,000	None

Name of Trustee	Dollar Range of Equity Securities in Transamerica Oppenheimer Developing Markets	Dollar Range of Equity Securities in Transamerica Oppenheimer Small- & Mid- Cap Value	Dollar Range of Equity Securities in Transamerica PIMCO Real Return TIPS
John K. Carter*	None	None	None
Sandra N. Bane	None	None	None
Leo J. Hill	None	None	None
David W. Jennings	None	None	None
Russell A. Kimball, Jr.	None	None	None
Eugene M. Mannella	None	None	None
Norman R. Nielsen	None	None	None
Joyce G. Norden	None	None	None
Patricia L. Sawyer	None	None	None
John W. Waechter	None	None	None

Name of Trustee	Dollar Range of Equity Securities in Transamerica PIMCO Total Return	Dollar Range of Equity Securities in Transamerica Schroders International Small Cap	Dollar Range of Equity Securities in Transamerica Systematic Small/Mid Cap Value
John K. Carter*	None	None	None
Sandra N. Bane	None	None	None
Leo J. Hill	None	None	None
David W. Jennings	None	None	None
Russell A. Kimball, Jr.	None	None	None
Eugene M. Mannella	None	None	None
Norman R. Nielsen	None	None	None
Joyce G. Norden	None	None	None
Patricia L. Sawyer	None	None	None
John W. Waechter	None	None	None

Name of Trustee	Dollar Range of Equity Securities in Transamerica Third Avenue Value	Dollar Range of Equity Securities in Transamerica Thornburg International Value	Dollar Range of Equity Securities in TS&W International Equity(4)
John K. Carter*	None	None	None
Sandra N. Bane	None	None	None
Leo J. Hill	None	None	None
David W. Jennings	None	None	None
Russell A. Kimball, Jr.	None	None	None
Eugene M. Mannella	None	None	None
Norman R. Nielsen	None	None	None
Joyce G. Norden	None	None	None
Patricia L. Sawyer	None	None	None
John W. Waechter	None	None	None

Name of Trustee	Dollar Range of Equity Securities in Transamerica UBS Large Cap Value	Dollar Range of Equity Securities in Transamerica Water Island Arbitrage Strategy(5)	Dollar Range of Equity Securities in Transamerica WMC Diversified Equity(6)
John K. Carter*	None	None	None
Sandra N. Bane	None	None	None
Leo J. Hill	None	None	$10,001 - $50,000
David W. Jennings	None	None	None
Russell A. Kimball, Jr.	None	None	$10,001 - $50,000
Eugene M. Mannella	None	None	None
Norman R. Nielsen	None	None	None
Joyce G. Norden	None	None	None
Patricia L. Sawyer	None	None	None
John W. Waechter	None	None	None

Name of Trustee	Dollar Range of Equity Securities in Transamerica WMC Diversified Growth	Dollar Range of Equity Securities in Transamerica WMC Emerging Markets	Dollar Range of Equity Securities in Transamerica WMC Quality Value(7)
John K. Carter*	None	None	None
Sandra N. Bane	None	None	None
Leo J. Hill	$10,001 - $50,000	None	None
David W. Jennings	None	None	None
Russell A. Kimball, Jr.	$50,001 - $100,000	None	None
Eugene M. Mannella	None	None	None
Norman R. Nielsen	None	None	None
Joyce G. Norden	None	None	None
Patricia L. Sawyer	None	None	None
John W. Waechter	None	None	None

Name of Trustee	Aggregate Dollar Range of Equity Securities in Transamerica Asset Management Group
John K. Carter*	Over $100,000
Sandra N. Bane	None
Leo J. Hill	Over $100,000
David W. Jennings	Over $100,000
Russell A. Kimball, Jr.	Over $100,000
Eugene M. Mannella	None
Norman R. Nielsen	Over $100,000
Joyce G. Norden	None
Patricia L. Sawyer	$50,001 - $100,000
John W. Waechter	Over $100,000

*	Interested person under the 1940 Act by virtue of his position with TAM and its affiliates.

(1)	Transamerica AQR Managed Futures Strategy commenced operations on September 30, 2010.
(2)	Transamerica ICAP Select Equity commenced operations on August 31, 2011.
(3)	Transamerica Logan Circle Emerging Markets Debt commenced operations on August 31, 2011.
(4)	Transamerica TS&W International Equity commenced operations on March 1, 2011.
(5)	Transamerica Water Island Arbitrage Strategy commenced operations on May 1, 2011.
(6)	Transamerica WMC Diversified Equity commenced operations on November 13, 2009.
(7)	Transamerica WMC Quality Value commenced operations on November 15, 2010.

As of December 31, 2010, none of the Independent Trustees or their immediate family members owned beneficially or of record any securities of the Adviser, sub-advisers or Distributor of the funds, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser, sub-advisers or Distributor of the funds.

Independent Trustees receive a total annual retainer fee of $124,000 from the funds/portfolios that make up the Transamerica Asset Management Group, as well as total fees of $8,800 per meeting (assumes five meetings annually), of which the Trust pays a pro rata share allocable to each series of Transamerica Funds based on the relative assets of the series. The Lead Independent Trustee of the Board also receives an additional retainer of $40,000 per year. The Audit Committee Chairperson receives an additional retainer of $15,000 per year. The Trust also pays a pro rata share allocable to each series of Transamerica Funds based on the relative assets of the series for the Lead Independent Trustee and Audit Committee Chairperson retainers. Any fees and expenses paid to Trustees who are affiliates of TAM or TCI are paid by TAM and/or TCI and not by the Trust, except for the Chief Compliance Officer.

Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010 (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of the Trust (without imposition of sales charge), or investment options under Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds, as elected by the Trustee.

Amounts deferred and accrued under the Deferred Compensation Plan are unfunded and unsecured claims against the general assets of the Trust.

The following table provides compensation amounts paid to Independent Trustees of the funds for the fiscal year ended October 31, 2010.

COMPENSATION TABLE

Name of Trustee	Aggregate Compensation from Transamerica AEGON Flexible Income	Aggregate Compensation from Transamerica AEGON High Yield Bond	Aggregate Compensation from Transamerica AEGON Money Market
Sandra N. Bane	$448	$1,005	$489
Leo J. Hill	$555	$1,244	$606
David W. Jennings	$448	$1,005	$489
Russell A. Kimball, Jr.	$448	$1,005	$489
Eugene M. Mannella	$448	$1,005	$489
Norman R. Nielsen	$448	$1,005	$489
Joyce G. Norden	$448	$1,005	$489
Patricia L. Sawyer	$448	$1,005	$489
John W. Waechter	$488	$1,094	$533

Name of Trustee	Aggregate Compensation from Transamerica AEGON Short-Term Bond	Aggregate Compensation from Transamerica AQR Managed Futures Strategy(1)	Aggregate Compensation from Transamerica Asset Allocation - Conservative Portfolio
Sandra N. Bane	$3,586	-	$1,896
Leo J. Hill	$4,440	-	$2,347
David W. Jennings	$3,586	-	$1,896
Russell A. Kimball, Jr.	$3,586	-	$1,896
Eugene M. Mannella	$3,586	-	$1,896
Norman R. Nielsen	$3,586	-	$1,896
Joyce G. Norden	$3,586	-	$1,896
Patricia L. Sawyer	$3,586	-	$1,896
John W. Waechter	$3,906	-	$2,065

Name of Trustee	Aggregate Compensation from Transamerica Asset Allocation – Growth Portfolio	Aggregate Compensation from Transamerica Asset Allocation - Moderate Growth Portfolio	Aggregate Compensation from Transamerica Asset Allocation - Moderate Portfolio
Sandra N. Bane	$2,741	$5,419	$4,310
Leo J. Hill	$3,393	$6,709	$5,337
David W. Jennings	$2,741	$5,419	$4,310
Russell A. Kimball, Jr.	$2,741	$5,419	$4,310
Eugene M. Mannella	$2,741	$5,419	$4,310
Norman R. Nielsen	$2,741	$5,419	$4,310
Joyce G. Norden	$2,741	$5,419	$4,310
Patricia L. Sawyer	$2,741	$5,419	$4,310
John W. Waechter	$2,985	$5,902	$4,695

Name of Trustee	Aggregate Compensation from Transamerica BlackRock Global Allocation	Aggregate Compensation from Transamerica BlackRock Large Cap Value	Aggregate Compensation from Transamerica Clarion Global Real Estate Securities
Sandra N. Bane	$815	$1,203	$530
Leo J. Hill	$1,009	$1,489	$657
David W. Jennings	$815	$1,203	$530
Russell A. Kimball, Jr.	$815	$1,203	$530
Eugene M. Mannella	$815	$1,203	$530
Norman R. Nielsen	$815	$1,203	$530
Joyce G. Norden	$815	$1,203	$530
Patricia L. Sawyer	$815	$1,203	$530
John W. Waechter	$888	$1,310	$578

Name of Trustee	Aggregate Compensation from Transamerica First Quadrant Global Macro	Aggregate Compensation from Transamerica Goldman Sachs Commodity Strategy	Aggregate Compensation from Transamerica Hansberger International Value
Sandra N. Bane	$209	$244	$552
Leo J. Hill	$259	$303	$683
David W. Jennings	$209	$244	$552
Russell A. Kimball, Jr.	$209	$244	$552
Eugene M. Mannella	$209	$244	$552
Norman R. Nielsen	$209	$244	$552
Joyce G. Norden	$209	$244	$552
Patricia L. Sawyer	$209	$244	$552
John W. Waechter	$228	$266	$601

Name of Trustee	Aggregate Compensation from Transamerica ICAP Select Equity(2)	Aggregate Compensation from Transamerica Jennison Growth	Aggregate Compensation from Transamerica JPMorgan Core Bond
Sandra N. Bane	-	$1,578	$1,092
Leo J. Hill	-	$1,954	$1,352
David W. Jennings	-	$1,578	$1,092
Russell A. Kimball, Jr.	-	$1,578	$1,092
Eugene M. Mannella	-	$1,578	$1,092
Norman R. Nielsen	-	$1,578	$1,092
Joyce G. Norden	-	$1,578	$1,092
Patricia L. Sawyer	-	$1,578	$1,092
John W. Waechter	-	$1,719	$1,189

Name of Trustee	Aggregate Compensation from Transamerica JPMorgan International Bond	Aggregate Compensation from Transamerica JPMorgan Long/Short Strategy	Aggregate Compensation from Transamerica JPMorgan Mid Cap Value
Sandra N. Bane	$1,295	$182	$306
Leo J. Hill	$1,603	$226	$378
David W. Jennings	$1,295	$182	$306
Russell A. Kimball, Jr.	$1,295	$182	$306
Eugene M. Mannella	$1,295	$182	$306
Norman R. Nielsen	$1,295	$182	$306
Joyce G. Norden	$1,295	$182	$306
Patricia L. Sawyer	$1,295	$182	$306
John W. Waechter	$1,410	$199	$333

Name of Trustee	Aggregate Compensation from Transamerica Logan Circle Emerging Markets Debt(3)	Aggregate Compensation from Transamerica Loomis Sayles Bond	Aggregate Compensation from Transamerica MFS International Equity
Sandra N. Bane	-	$1,166	$746
Leo J. Hill	-	$1,444	$924
David W. Jennings	-	$1,166	$746
Russell A. Kimball, Jr.	-	$1,166	$746
Eugene M. Mannella	-	$1,166	$746
Norman R. Nielsen	-	$1,166	$746
Joyce G. Norden	-	$1,166	$746
Patricia L. Sawyer	-	$1,166	$746
John W. Waechter	-	$1,270	$813

Name of Trustee	Aggregate Compensation from Transamerica Morgan Stanley Capital Growth	Aggregate Compensation from Transamerica Morgan Stanley Emerging Markets Debt	Aggregate Compensation from Morgan Stanley Transamerica Growth Opportunities
Sandra N. Bane	$231	$578	$518
Leo J. Hill	$286	$716	$642
David W. Jennings	$231	$578	$518
Russell A. Kimball, Jr.	$231	$578	$518
Eugene M. Mannella	$231	$578	$518
Norman R. Nielsen	$231	$578	$518
Joyce G. Norden	$231	$578	$518
Patricia L. Sawyer	$231	$578	$518
John W. Waechter	$252	$630	$564

Name of Trustee	Aggregate Compensation from Transamerica Morgan Stanley Mid-Cap Growth	Aggregate Compensation from Transamerica Morgan Stanley Small Company Growth	Aggregate Compensation from Transamerica Multi- Managed Balanced
Sandra N. Bane	$505	$277	$654
Leo J. Hill	$625	$342	$809
David W. Jennings	$505	$277	$654
Russell A. Kimball, Jr.	$505	$277	$654
Eugene M. Mannella	$505	$277	$654
Norman R. Nielsen	$505	$277	$654
Joyce G. Norden	$505	$277	$654
Patricia L. Sawyer	$505	$277	$654
John W. Waechter	$550	$301	$712

Name of Trustee	Aggregate Compensation from Transamerica Multi- Manager Alternative Strategies Portfolio	Aggregate Compensation from Transamerica Multi- Manager International Portfolio	Aggregate Compensation Transamerica Neuberger Berman International
Sandra N. Bane	$425	$539	$863
Leo J. Hill	$527	$667	$1,068
David W. Jennings	$425	$539	$863
Russell A. Kimball, Jr.	$425	$539	$863
Eugene M. Mannella	$425	$539	$863
Norman R. Nielsen	$425	$539	$863
Joyce G. Norden	$425	$539	$863
Patricia L. Sawyer	$425	$539	$863
John W. Waechter	$463	$587	$940

Name of Trustee	Aggregate Compensation from Transamerica Oppenheimer Developing Markets	Aggregate Compensation from Transamerica Oppenheimer Small- & Mid- Cap Value	Aggregate Compensation from Transamerica PIMCO Real Return TIPS
Sandra N. Bane	$884	$472	$1,687
Leo J. Hill	$1,095	$584	$2,089
David W. Jennings	$884	$472	$1,687
Russell A. Kimball, Jr.	$884	$472	$1,687
Eugene M. Mannella	$884	$472	$1,687
Norman R. Nielsen	$884	$472	$1,687
Joyce G. Norden	$884	$472	$1,687
Patricia L. Sawyer	$884	$472	$1,687
John W. Waechter	$963	$514	$1,838

Name of Trustee	Aggregate Compensation from Transamerica PIMCO Total Return	Aggregate Compensation from Transamerica Schroders International Small Cap	Aggregate Compensation from Transamerica Systematic Small/Mid Cap Value
Sandra N. Bane	$911	$938	$697
Leo J. Hill	$1,127	$1,161	$863
David W. Jennings	$911	$938	$697
Russell A. Kimball, Jr.	$911	$938	$697
Eugene M. Mannella	$911	$938	$697
Norman R. Nielsen	$911	$938	$697
Joyce G. Norden	$911	$938	$697
Patricia L. Sawyer	$911	$938	$697
John W. Waechter	$992	$1,021	$759

Name of Trustee	Aggregate Compensation from Transamerica Third Avenue Value	Aggregate Compensation from Transamerica Thornburg International Value	Aggregate Compensation from Transamerica TS&W International Equity(4)
Sandra N. Bane	$786	$1,063	-
Leo J. Hill	$973	$1,316	-
David W. Jennings	$786	$1,063	-
Russell A. Kimball, Jr.	$786	$1,063	-
Eugene M. Mannella	$786	$1,063	-
Norman R. Nielsen	$786	$1,063	-
Joyce G. Norden	$786	$1,063	-
Patricia L. Sawyer	$786	$1,063	-
John W. Waechter	$856	$1,157	-

Name of Trustee	Aggregate Compensation from Transamerica UBS Large Cap Value	Aggregate Compensation from Transamerica Water Island Arbitrage Strategy(5)	Aggregate Compensation from Transamerica WMC Diversified Equity(6)
Sandra N. Bane	$1,942	-	$1,259
Leo J. Hill	$2,405	-	$1,559
David W. Jennings	$1,942	-	$1,259
Russell A. Kimball, Jr.	$1,942	-	$1,259
Eugene M. Mannella	$1,942	-	$1,259
Norman R. Nielsen	$1,942	-	$1,259
Joyce G. Norden	$1,942	-	$1,259
Patricia L. Sawyer	$1,942	-	$1,259
John W. Waechter	$2,116	-	$1,372

Name of Trustee	Aggregate Compensation from Transamerica WMC Diversified Growth	Aggregate Compensation from Transamerica WMC Emerging Markets	Aggregate Compensation from Transamerica WMC Quality Value(7)
Sandra N. Bane	$2,090	$411	-
Leo J. Hill	$2,588	$509	-
David W. Jennings	$2,090	$411	-
Russell A. Kimball, Jr.	$2,090	$411	-
Eugene M. Mannella	$2,090	$411	-
Norman R. Nielsen	$2,090	$411	-
Joyce G. Norden	$2,090	$411	-
Patricia L. Sawyer	$2,090	$411	-
John W. Waechter	$2,277	$448	-

Name of Trustee	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation Paid to Trustees from Fund Asset Management Group(8)
Sandra N. Bane	-	$168,000
Leo J. Hill	-	$208,000
David W. Jennings	-	$168,000
Russell A. Kimball, Jr.	-	$168,000
Eugene M. Mannella	-	$168,000
Norman R. Nielsen	-	$168,000
Joyce G. Norden	-	$168,000
Patricia L. Sawyer	-	$168,000
John W. Waechter	-	$183,000

Neal M. Jewell retired from his position as a Board Member of the Trust on January 1, 2010. In 2010, he received $1,697 of aggregate compensation from earnings and dividends on his deferred compensation.

(1)	Transamerica AQR Managed Futures Strategy commenced operations on September 30, 2010.
(2)	Transamerica ICAP Select Equity commenced operations on August 31, 2011.
(3)	Transamerica Logan Circle Emerging Markets Debt commenced operations on August 31, 2011.
(4)	Transamerica TS&W International Equity commenced operations on March 1, 2011 and, as such, there were no compensation amounts paid to the Independent Trustees as of October 31, 2010.
(5)	Transamerica Water Island Arbitrage Strategy commenced operations on May 1, 2011 and, as such, there were no compensation amounts paid to the Independent Trustees as of October 31, 2010.
(6)	Transamerica WMC Diversified Equity commenced operations on November 13, 2009.
(7)	Transamerica WMC Quality Value commenced operations on November 15, 2010 and, as such, there were no compensation amounts paid to the Independent Trustees as of October 31, 2010.
(8)

Of this aggregate compensation, the total amounts deferred from the funds of Transamerica Funds (including earnings and dividends) and accrued for the benefit of the participating Trustees for the fiscal year ended October 31, 2010 were as follows: Sandra N. Bane, $0; Leo J. Hill, $1,540; David W. Jennings, $0; Neal M. Jewell, $487; Russell A. Kimball, Jr., $4,827; Eugene M. Mannella, $0; Norman R. Nielsen, $0; Joyce G. Norden, $0; Patricia L. Sawyer, $12,004; and John W. Waechter, $0.

As of October 31, 2010, the trustees and officers held in aggregate less than 1% of the outstanding shares of each of the series of the Trust.

SHAREHOLDER COMMUNICATION PROCEDURES WITH BOARD OF TRUSTEES

The Board of Trustees of the Trust has adopted these procedures by which shareholders of the funds may send written communications to the Board. Shareholders may mail written communications to the Board, addressed to the care of the Secretary of the Trust (“Secretary”), as follows:

Board of Trustees

Transamerica Funds

c/o Secretary

570 Carillon Parkway

St. Petersburg, Florida 33716

Each shareholder communication must: (i) be in writing and be signed by the shareholder; (ii) identify the underlying series of the Trust to which it relates; and (iii) identify the class (if applicable) held by the shareholder. The Secretary is responsible for collecting, reviewing and organizing all properly submitted shareholder communications. Usually, with respect to each properly submitted shareholder communication, the Secretary shall either: (i) provide a copy of the communication to the Board at the next regularly scheduled Board meeting; or (ii) if the Secretary determines that the communication requires more immediate attention, forward the communication to the Board promptly after receipt. The Secretary may, in good faith, determine that a shareholder communication should not be provided to the Board because the communication: (i) does not reasonably relate to a series of the Trust or its operation, management, activities, policies, service providers, Board, officers, shareholders or other matters relating to an investment in the Trust; or (ii) is ministerial in nature (such as a request for fund literature, share data or financial information). These procedures shall not apply to (i) any communication from an officer or Trustee of the Trust, (ii) any communication from an employee or agent of the Trust, unless such communication is made solely in such employee’s or agent’s capacity as a shareholder, (iii) any shareholder proposal submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 (“Exchange Act”) or any communication made in connection with such a proposal, or (iv) any communication that reasonably may be considered to be a complaint regarding the Trust or shareholder services, which complaint shall instead be promptly forwarded to the Trust’s Chief Compliance Officer. The Trustees are not required to attend the Trust’s shareholder meetings, if any, or to otherwise make themselves available to shareholders for communications, other than pursuant to these Procedures.

DEALER REALLOWANCES

CLASS A, CLASS B, CLASS C, AND CLASS T SHARES ONLY (NOT APPLICABLE TO CLASS I, CLASS I2, CLASS P OR CLASS R SHARES).

Transamerica Funds sells shares of its funds both directly and through authorized dealers. When you buy shares, your fund receives the entire NAV of the shares you purchase. TCI keeps the sales charge, then “reallows” a portion to the dealers through which shares were purchased. This is how dealers are compensated. From time to time, and particularly in connection with sales that are not subject to a sales charge, TCI may enter into agreements with a broker or dealer whereby the dealer reallowance is less than the amounts indicated in the following tables.

Promotions may also involve non-cash incentives such as prizes or merchandise. Non-cash compensation may also be in the form of attendance at seminars conducted by TCI, including lodging and travel expenses, in accordance with the rules of the FINRA.

Reallowances may also be given to financial institutions to compensate them for their services in connection with Class A share sales and servicing of shareholder accounts.

Class A Share Dealer Reallowances

(all funds except Transamerica AEGON Flexible Income, Transamerica AEGON High Yield Bond, Transamerica AEGON Money Market, Transamerica AEGON Short-Term Bond and Transamerica Logan Circle Emerging Markets Debt)

Amount of Purchase	Reallowance to Dealers as a Percent of Offering Price
Under $50 Thousand	4.75%
$50 Thousand to under $100 Thousand	4.00%
$100 Thousand to under $250 Thousand	2.75%
$250 Thousand to under $500 Thousand	2.25%
$500 Thousand to under $1 Million	1.75%
For purchases of $1 Million and above:
$1 Million to under $5 Million	1.00%*
$5 Million to under $50 Million	Plus 0.50%*
$50 Million and above	Plus 0.25%*

Class A Share Dealer Reallowances

(Transamerica AEGON Flexible Income, Transamerica AEGON High Yield Bond and Transamerica Logan Circle Emerging Markets Debt)

Amount of Purchase	Reallowance to Dealers as a Percent of Offering Price
Under $50 Thousand	4.00%
$50 Thousand to under $100 Thousand	3.25%
$100 Thousand to under $250 Thousand	2.75%
$250 Thousand to under $500 Thousand	1.75%
$500 Thousand to under $1 Million	1.00%
For purchases of $1 Million and above:
$1 Million to under $5 Million	0.50%*
$5 Million and above	Plus 0.25%*

Class A Share Dealer Reallowances

(Transamerica AEGON Short-Term Bond)

Amount of Purchase	Reallowance to Dealers as a Percent of Offering Price
Under $250 Thousand	2.00%
$250 Thousand to under $5 Million	0.50%
$5 Million and Above	Plus 0.25%*

*

No Dealer Reallowance is paid on purchases made on behalf of wrap accounts for the benefit of certain broker-dealers, financial institutions, or financial planners, who have entered into arrangements with Transamerica Funds or TCI, and for purchases made by a retirement plan described in Section 401(a), 401(k), 401(m), or 457 of the Code.

Class B Share Dealer Reallowances

Amount of Purchase	Reallowance to Dealers as a Percent of Offering Price
All purchases	4.00%*

Class C Share Dealer Reallowances

Amount of Purchase	Reallowance to Dealers as a Percent of Offering Price
All purchases	1.00%**(a)

Class T Share Dealer Reallowances

(Transamerica WMC Diversified Growth)

Amount of Purchase	Reallowance to Dealers as a Percent of Offering Price
Under $10,000	7.00%
$10,000 to under $25,000	6.25%
$25,000 to under $50,000	5.50%
$50,000 to under $75,000	5.00%
$75,000 to under $100,000	4.25%
$100,000 to under $250,000	3.75%
$250,000 to under $500,000	2.50%
$500,000 to under $1,000,000	1.00%
$1,000,000 and over	1.00%

* From time to time, TCI may reallow to a dealer an amount less than 4% on sales of Class B shares. In such circumstances, TCI will benefit directly to the extent the reallowance percentage is reduced below 4% on any purchase of Class B shares.

** From time to time, TCI may enter into agreements with brokers and dealers whereby the dealer allowance may be less than the amount indicated. Such agreements would also provide that the applicable shares could be subject to a contingent deferred sales charge for a period less than the otherwise applicable period.

(a) All shares designated as Class C2 shares on March 1, 2004 were converted to Class C shares on June 15, 2004. On September 24, 2004, Class M shares were converted into Class C shares.

Effective July 15, 2010, Class B shares are no longer available to new investors.

DISTRIBUTION PLANS

CLASS A, CLASS B, CLASS C, CLASS P AND CLASS R SHARES ONLY (NOT APPLICABLE TO CLASS I, CLASS I2 AND CLASS T SHARES).

As stated in the prospectus, each fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (individually, a “Plan” and collectively, the “Plans”), applicable to Class A, Class B, Class C, Class P and Class R shares of the fund, as applicable. This Plan is structured as a Compensation Plan. Class I shares, Class I2 shares and Class T shares are not subject to distribution and service fees.

In determining whether to approve the Distribution Plan and the Distribution Agreements, the Trustees considered the possible advantages afforded shareholders from adopting the Distribution Plans and Distribution Agreements. The Trustees were informed by representatives of TCI that payments of distribution-related expenses by the funds under the Distribution Plans would provide incentives to TCI to establish and maintain an enhanced distribution system whereby new investors will be attracted to the funds. The Trustees believe that improvements in distribution services should result in increased sales of shares in the funds. In turn, increased sales are expected to lead to an increase in a fund’s net asset levels, which would enable the funds to achieve economies of scale and lower their per-share operating expenses. In addition, higher net asset levels could enhance the investment management of the funds, for net inflows of cash from new sales may enable a fund’s investment adviser and sub-adviser to take advantage of attractive investment opportunities. Finally, reduced redemptions could eliminate the potential need to liquidate attractive securities positions in order to raise the capital necessary to meet redemption requests.

Under the Plans, for Class A shares, a fund may pay TCI annual distribution and service fees of up to 0.35% of the average daily net assets of a fund’s Class A shares. For Class B shares, a fund may pay TCI annual distribution and service fees of up to 1.00% of the average daily net assets of a fund’s Class B shares. For Class C shares, a fund may pay TCI annual distribution and service fees of up to 1.00% of the average daily net assets of a fund’s Class C shares. For Class P shares, a fund may pay TCI annual distribution and service fees of up to 0.25% of the average daily net assets of a fund’s Class P shares, except for Class P shares of Transamerica AEGON Money Market, which is subject to a distribution fee of 0.10% per year (currently waived through at least March 1, 2012). For Class R shares, a fund may pay TCI annual distribution and service fees of up to 0.50% of the average daily net assets of a fund’s Class R shares. Financial Intermediaries that receive distribution and/or service fees may in turn pay and/or reimburse all or a portion of these fees to their customers.

TCI may use the fees payable under the Plan as it deems appropriate to pay for activities or expenses primarily intended to result in the sale of the Class A, Class B, Class C, Class P or Class R shares, or in personal service to and/or maintenance of these shareholder accounts. In the case of funds or classes of shares that are closed to new investors or investments, TCI also may use the fees payable under the Plan to make payments to brokers and other financial intermediaries for past sales and distribution efforts. For each class, these activities and expenses may include, but are not limited to:

•	Compensation to employees of TCI;

•	Compensation to and expenses of TCI and other selected dealers who engage in or otherwise support the distribution of shares or who service shareholder accounts;

•

In the case of a fund or a class of shares that is closed to new investors or investments, payment for services to and for maintenance of existing shareholder accounts and compensation of broker-dealers or other intermediaries for past sales and distribution efforts;

•	The costs of printing and distributing prospectuses, statements of additional information and reports for other than existing shareholders; and

•	The cost of preparing, printing and distributing sales literature and advertising materials.

Under the Plan, as required by Rule 12b-1, the Board of Trustees will review, at least quarterly, a written report provided by TCI of the amounts expended in distributing and servicing Class A, Class B, Class C, Class P or Class R shares of the funds and the purpose for which such expenditures were made. For so long as the Plan is in effect, selection and nomination of the Trustees who are not interested persons of the fund shall be committed to the discretion of the Trustees who are not interested persons of the fund.

A Plan may be terminated as to a class of shares of a fund at any time by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding voting securities of the applicable class. The Plan may be amended by vote of the Trustees, including a majority of the Independent Trustees of the fund that have no direct or indirect financial interest in the operation of the Plan or any agreement relating thereto, cast in person at a meeting called for that purpose. Any amendment of the Plan that would materially increase the costs to a particular class of shares of a fund requires approval by the shareholders of that class. The Plan will remain in effect for successive one year periods, so long as such continuance is approved annually by vote of the fund’s Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such continuance.

DISTRIBUTION FEES

CLASS A, CLASS B, CLASS C, CLASS P AND CLASS R SHARES ONLY (NOT APPLICABLE TO CLASS I, CLASS I2 AND CLASS T SHARES, WHICH DO NOT INCUR DISTRIBUTION FEES).

Total distribution expenses incurred by TCI for the costs of promotion and distribution with respect to Class A, B*, C and P shares for the funds for the fiscal year ended October 31, 2010 were as follows:

Transamerica AEGON Flexible Income

	Class A	Class B*	Class C
Promotion and Distribution Expenses
Compensation to dealers	$115,142	$69,471	$423,601
Compensation to sales personnel	$182,635	$15,779	$156,754
Printing and postage	$15,726	$1,327	$13,049
Promotional expenses	$14,017	$1,246	$12,584
Travel	$19,600	$1,689	$16,693
Office and other expenses	$87,205	$7,578	$74,484
TOTALS	$434,325	$97,090	$697,165

Transamerica AEGON High Yield Bond

	Class A	Class B*	Class C	Class P
Promotion and Distribution Expenses
Compensation to dealers	$261,784	$162,870	$324,130	$57,420
Compensation to sales personnel	$921,880	$34,105	$122,584	$-
Printing and postage	$74,566	$2,821	$9,921	$7,355
Promotional expenses	$75,062	$2,975	$10,319	$-
Travel	$96,307	$3,641	$12,898	$-
Office and other expenses	$419,804	$16,314	$56,943	$75,625
TOTALS	$1,849,403	$222,726	$536,795	$140,400

Transamerica AEGON Money Market

	Class A	Class B*	Class C	Class P
Promotion and Distribution Expenses
Compensation to dealers	$-	$35,580	$27,582	$-
Compensation to sales personnel	$116,566	$28,051	$41,216	$-
Printing and postage	$9,813	$2,321	$3,522	$1,776
Promotional expenses	$9,520	$2,219	$3,383	$-
Travel	$12,482	$2,969	$4,435	$-
Office and other expenses	$55,875	$13,135	$19,862	$16,906
TOTALS	$204,256	$84,275	$100,000	$18,682

Transamerica AEGON Short-Term Bond

	Class A	Class C
Promotion and Distribution Expenses
Compensation to dealers	$2,878,970	$6,360,103
Compensation to sales personnel	$4,137,694	$3,113,985
Printing and postage	$342,748	$259,376
Promotional expenses	$343,363	$257,477
Travel	$440,276	$331,446
Office and other expenses	$1,963,110	$1,473,954
TOTALS	$10,106,161	$11,796,341

Transamerica Asset Allocation – Conservative Portfolio

	Class A	Class B*	Class C	Class R
Promotion and Distribution Expenses
Compensation to dealers	$931,643	$835,300	$5,335,882	$11,964
Compensation to sales personnel	$1,043,055	$167,863	$1,021,220	$10,141
Printing and postage	$86,433	$14,248	$85,552	$866
Promotional expenses	$87,358	$14,096	$84,450	$961
Travel	$110,950	$18,082	$109,041	$1,082
Office and other expenses	$493,949	$81,375	$486,346	$4,717
TOTALS	$2,753,388	$1,130,964	$7,122,491	$29,731

Transamerica Asset Allocation – Growth Portfolio

	Class A	Class B*	Class C	Class R
Promotion and Distribution Expenses
Compensation to dealers	$1,272,470	$880,678	$7,690,471	$14,805
Compensation to sales personnel	$1,019,888	$176,815	$920,459	$10,515
Printing and postage	$85,225	$14,813	$77,584	$888
Promotional expenses	$84,571	$14,809	$76,629	$928
Travel	$108,946	$18,908	$98,588	$1,123
Office and other expenses	$487,053	$84,522	$440,673	$4,963
TOTALS	$3,058,153	$1,190,545	$9,304,404	$33,222

Transamerica Asset Allocation – Moderate Growth Portfolio

	Class A	Class B*	Class C	Class R
Promotion and Distribution Expenses
Compensation to dealers	$2,353,277	$1,942,027	$15,017,627	$21,696
Compensation to sales personnel	$1,943,678	$378,224	$2,083,139	$18,749
Printing and postage	$163,374	$31,988	$174,906	$1,646
Promotional expenses	$160,550	$32,012	$174,929	$1,521
Travel	$207,874	$40,614	$222,765	$2,033
Office and other expenses	$928,407	$181,908	$994,312	$9,094
TOTALS	$5,757,160	$2,606,773	$18,667,678	$54,739

Transamerica Asset Allocation – Moderate Portfolio

	Class A	Class B*	Class C	Class R
Promotion and Distribution Expenses
Compensation to dealers	$1,650,991	$1,284,726	$10,505,504	$15,279
Compensation to sales personnel	$1,636,769	$251,167	$1,737,549	$14,335
Printing and postage	$136,710	$21,245	$145,651	$1,214
Promotional expenses	$135,872	$21,323	$145,146	$1,311
Travel	$174,647	$27,000	$185,720	$1,531
Office and other expenses	$779,141	$121,170	$829,282	$6,737
TOTALS	$4,514,130	$1,726,631	$13,548,852	$40,407

Transamerica Logan Circle Emerging Markets Debt(1)

	Class A	Class C
Promotion and Distribution Expenses
Compensation to dealers	N/A	N/A
Compensation to sales personnel	N/A	N/A
Printing and postage	N/A	N/A
Promotional expenses	N/A	N/A
Travel	N/A	N/A
Office and other expenses	N/A	N/A
TOTALS	N/A	N/A

Transamerica Morgan Stanley Capital Growth

	Class A	Class B*	Class C	Class P
Promotion and Distribution Expenses
Compensation to dealers	$104,852	$52,078	$125,689	$64,582
Compensation to sales personnel	$47,140	$11,293	$11,012	$-
Printing and postage	$3,893	$945	$913	$1,084
Promotional expenses	$3,892	$913	$919	$-
Travel	$5,007	$1,205	$1,175	$-
Office and other expenses	$22,296	$5,376	$5,264	$10,419
TOTALS	$187,080	$71,810	$144,972	$76,085

Transamerica Morgan Stanley Growth Opportunities

	Class A	Class B*	Class C	Class P
Promotion and Distribution Expenses
Compensation to dealers	$136,464	$54,709	$112,818	$150,179
Compensation to sales personnel	$57,714	$12,114	$10,971	$-
Printing and postage	$4,818	$1,009	$909	$1,699
Promotional expenses	$4,814	$990	$926	$-
Travel	$6,155	$1,287	$1,169	$-
Office and other expenses	$27,429	$5,713	$5,221	$16,403
TOTALS	$237,394	$75,822	$132,014	$168,281

Transamerica Multi-Managed Balanced

	Class A	Class B*	Class C	Class P
Promotion and Distribution Expenses
Compensation to dealers	$205,000	$61,931	$210,420	$459,036
Compensation to sales personnel	$95,589	$13,125	$20,369	$-
Printing and postage	$7,942	$1,095	$1,694	$5,599
Promotional expenses	$8,072	$1,074	$1,672	$-
Travel	$10,155	$1,399	$2,164	$-
Office and other expenses	$44,989	$6,235	$9,604	$52,982
TOTALS	$371,747	$84,859	$245,923	$517,617

Transamerica Multi-Manager Alternative Strategies Portfolio

	Class A	Class C
Promotion and Distribution Expenses
Compensation to dealers	$304,719	$1,086,586
Compensation to sales personnel	$385,247	$241,455
Printing and postage	$32,384	$20,147
Promotional expenses	$31,249	$19,947
Travel	$41,164	$25,749
Office and other expenses	$183,696	$114,844
TOTALS	$978,459	$1,508,728

Transamerica Multi-Manager International Portfolio

	Class A	Class B*	Class C
Promotion and Distribution Expenses
Compensation to dealers	$340,034	$97,783	$1,363,886
Compensation to sales personnel	$308,498	$18,489	$196,856
Printing and postage	$26,011	$1,610	$16,588
Promotional expenses	$25,077	$1,465	$16,021
Travel	$33,208	$2,010	$21,116
Office and other expenses	$150,171	$9,104	$94,837
TOTALS	$882,999	$130,461	$1,709,304

Transamerica Systematic Small/Mid Cap Value

	Class A	Class B*	Class C
Promotion and Distribution Expenses
Compensation to dealers	$549,430	$358,698	$1,448,539
Compensation to sales personnel	$743,434	$72,270	$327,885
Printing and postage	$61,529	$6,225	$27,447
Promotional expenses	$64,418	$6,134	$28,694
Travel	$79,217	$7,830	$35,035
Office and other expenses	$353,438	$35,300	$155,993
TOTALS	$1,851,466	$486,457	$2,023,593

Transamerica TS&W International Equity(2)

	Class A	Class C
Promotion and Distribution Expenses
Compensation to dealers	N/A	N/A
Compensation to sales personnel	N/A	N/A
Printing and postage	N/A	N/A
Promotional expenses	N/A	N/A
Travel	N/A	N/A
Office and other expenses	N/A	N/A
TOTALS	N/A	N/A

Transamerica WMC Diversified Equity(3)

	Class A	Class B*	Class C	Class P
Promotion and Distribution Expenses
Compensation to dealers	$188,835	$34,876	$111,815	$706,824
Compensation to sales personnel	$77,062	$8,021	$11,428	$-
Printing and postage	$6,364	$658	$947	$12,128
Promotional expenses	$6,475	$654	$960	$-
Travel	$8,194	$849	$1,215	$-
Office and other expenses	$36,518	$3,764	$5,407	$111,935
TOTALS	$323,448	$48,822	$131,772	$830,887

Transamerica WMC Diversified Growth

	Class A	Class B*	Class C	Class P
Promotion and Distribution Expenses
Compensation to dealers	$739,108	$151,934	$337,966	$700,127
Compensation to sales personnel	$315,159	$35,478	$32,489	$-
Printing and postage	$26,458	$2,948	$2,721	$8,078
Promotional expenses	$26,024	$2,861	$2,712	$-
Travel	$33,697	$3,769	$3,465	$-
Office and other expenses	$150,542	$16,746	$15,406	$74,468
TOTALS	$1,290,988	$213,736	$394,759	$782,673

Transamerica WMC Quality Value(4)

	Class A	Class C
Promotion and Distribution Expenses
Compensation to dealers	N/A	N/A
Compensation to sales personnel	N/A	N/A
Printing and postage	N/A	N/A
Promotional expenses	N/A	N/A
Travel	N/A	N/A
Office and other expenses	N/A	N/A
TOTALS	N/A	N/A

* Effective July 15, 2010, Class B shares are no longer available to new investors.

(1)	Transamerica Logan Circle Emerging Markets Debt commenced operations on August 31, 2011.
(2)	Transamerica TS&W International Equity commenced operations on March 1, 2011.
(3)	Transamerica WMC Diversified Equity commenced operations on November 13, 2009.
(4)	Transamerica WMC Quality Value commenced operations on November 15, 2010.

NET ASSET VALUE DETERMINATION

The price at which shares are purchased or redeemed is the net asset value per share (“NAV”) that is next calculated following receipt and acceptance of a purchase order in good order or receipt of a redemption order in good order by the fund or an authorized intermediary.

When Share Price is Determined

The NAV of all funds is determined on each day the New York Stock Exchange (“NYSE”) is open for business. The NAV is not determined on days when the NYSE is closed (generally, New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a fund does not price its shares (therefore, the NAV of a fund holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the funds).

Investors may purchase shares of the funds at the “offering price” of the shares, which is the NAV per share plus any applicable initial sales charge.

Purchase orders received in good order and accepted, and redemption orders received in good order, before the close of business on the NYSE, usually 4:00 p.m. Eastern Time, receive the NAV as determined at the close of the NYSE that day (plus or minus applicable sales charges). Purchase and redemption requests received after the NYSE is closed receive the NAV determined as of the close of the NYSE the next day the NYSE is open.

Purchase orders for shares of the Transamerica asset allocation funds that are received in good order and accepted before the close of business on the NYSE receive the NAV determined as of the close of the NYSE that day. For direct purchases, corresponding orders for shares of the underlying constituent funds are priced on the same day that orders for shares of the asset allocation funds are received and accepted. For purchases of shares of the Transamerica asset allocation funds through the NSCC, orders for shares of the underlying constituent funds will be placed after the receipt and acceptance of the settled purchase order for shares of the asset allocation funds. For investments in separate accounts of insurance companies that invest in Class I shares of the funds, orders for Class I shares will be placed after the receipt and acceptance of the investment in the insurance company separate account.

How NAV is Determined

The NAV of each fund (or class thereof) is calculated by taking the value of its net assets and dividing by the number of shares of the fund (or class) that are then outstanding.

The Board of Trustees has approved procedures to be used to value the funds’ securities for the purposes of determining the funds’ NAV. The valuation of the securities of the funds is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for the funds to TAM.

In general, securities and other investments are valued based on market value priced at the close of regular trading on the NYSE. Fund securities listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-denominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the NASDAQ Official Closing Price (“NOCP”). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to the last sale price or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over the counter are valued at the mean of the last bid and asked prices. The market price for debt obligations is generally the price supplied by an independent third party pricing service approved by the funds’ Board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Investments in securities maturing in 60 days or less may be valued at amortized cost. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end investment companies are generally valued at the net asset value per share reported by that investment company.

When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board of Trustees may, in good faith, establish a fair value for the security in accordance with fair valuation procedures adopted by the Board. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades that is likely to have changed the value of such security, or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale. The funds use a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by TAM from time to time.

Valuing securities in accordance with fair value procedures involves greater reliance on judgment than valuing securities based on readily available market quotations. The valuation committee makes fair value determinations in good faith in accordance with funds’ valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its NAV per share.

DIVIDENDS AND OTHER DISTRIBUTIONS

CLASS A, CLASS B, CLASS C, CLASS I, CLASS I2, CLASS P, CLASS R AND CLASS T SHARES.

An investor may choose among several options with respect to dividends and capital gains distributions payable to the investor. Dividends or other distributions will be paid in full and fractional shares at the net asset value determined as of the ex-dividend date unless the shareholder has elected another distribution option as described in the prospectus. The quarterly ex-dividend date for Transamerica Asset Allocation – Conservative Portfolio will be 3 business days following the ex-dividend date of the underlying Transamerica funds in which it invests. The December annual ex-dividend date for all other Asset Allocation funds will be 3 business days following the ex-dividend date of the underlying Transamerica funds in which they invest. Transaction confirmations and checks for payments designated to be made in cash generally will be mailed on the payable date. The per share income dividends on Class B, Class C and Class R shares of a fund are anticipated to be lower than the per share income dividends on Class A, Class I, Class I2, Class P and Class T shares of that fund as a result of higher distribution and service fees applicable to Class B, Class C, and Class R shares.

SHAREHOLDER ACCOUNTS

Detailed information about general procedures for Shareholder Accounts and specific types of accounts is set forth in each fund’s prospectus.

PURCHASE OF SHARES

CLASS A, CLASS B, CLASS C, CLASS I, CLASS I2, CLASS P, CLASS R AND CLASS T SHARES.

As stated in the prospectuses, the funds currently offer investors a choice of eight classes of shares: Class A, Class B, Class C, Class I, Class I2, Class P, Class R and Class T shares. Not all Transamerica Funds offer all classes of shares. (All shares previously designated as Class C2 shares on March 1, 2004 were converted to Class C shares on June 15, 2004. On September 24, 2004, previously existing Class M shares were converted into Class C shares. On November 30, 2009, all shares previously designated as Class I shares were re-designated Class I2 shares.

Class A, Class B* or Class C shares of a fund can be purchased through TCI or through broker-dealers or other financial institutions that have sales agreements with TCI. Shares of each fund are sold at the NAV per share as determined at the close of the regular session of business on the NYSE next occurring after a purchase order is received and accepted by the fund. (The applicable sales charge is added in the case of Class A and Class T shares.) The prospectus contains detailed information about the purchase of fund shares.

•

Shareholders who have purchased Class B shares of a fund before 4:00 p.m. on July 14, 2010 (the “Close Time”) may continue to hold those shares until they automatically convert to Class A shares as provided in the existing conversion schedule set forth in the prospectus.

Effective as of the Close Time, Class B shares of each fund will no longer be offered for purchase – including to Existing Class B shareholders – except in the following circumstances:

•

Existing Class B shareholders that have established 403(b) or SIMPLE IRA accounts directly with the Trust before the Close Time may make additional purchases of Class B shares of the funds in those accounts after the Close Time.

•

Existing Class B shareholders that have established automatic investment and/or payroll deduction accounts directly with the Trust before the Close Time may continue to make additional purchases of Class B shares of the funds pursuant to those programs after the Close Time.

•	Existing Class B shareholders may also continue to exchange their Class B shares for Class B shares of other funds, subject to the requirements described in the prospectus.

•	Existing Class B Shareholders may continue to add to their accounts through dividend and capital gains reinvestments.

Except in the circumstances set forth above, any purchase order for a fund’s Class B shares received after the Close Time will not be processed in Class B shares. All other features of Class B shares described in the prospectus and this SAI – including contingent deferred sales charges, Rule 12b-1 distribution and service fees, and conversion and redemption features – will remain unchanged and will continue in effect after the Close Time.

Class I shares are currently primarily offered for investment to institutional investors including, but not limited to, fee-based programs, qualified retirement plans, certain endowment plans and foundations and Directors, Trustees and employees of the Fund’s affiliates. The minimum investment for Class I shares will be $1,000,000 per fund account, but will be waived for certain investors, including fee-based programs, qualified retirement plans, and financial intermediaries that submit trades on behalf of underlying investors.

Class I2 shares are currently primarily offered for investment in certain funds of funds (also referred to as “strategic asset allocation funds”). Class I2 shares of the funds are also made available to other investors, including institutional investors such as foreign insurers, domestic insurance companies and their separate accounts, unaffiliated funds, high net worth individuals, and eligible retirement plans whose recordkeepers or financial service firm intermediaries have entered into agreements with Transamerica Funds or its agents. Investors who received Class I2 shares in connection with the reorganization of a Transamerica Premier Fund into a Transamerica Fund may continue to invest in Class I2 shares of that Transamerica Fund, but may not open new accounts.

Class P shares are closed to new investors, except for investors that purchase through certain fund supermarket platforms, certain fee-based programs, retirement plan intermediaries, and registered investment advisers that maintain a sales agreement with the funds’ distributor. Investors who received Class P shares in connection with the reorganization of a Transamerica Premier Fund into a Transamerica Fund may continue to invest in Class P shares, but may not open new accounts.

Class R shares are intended for purchase by participants in certain retirement plans as described in the prospectus.

Transamerica WMC Diversified Growth includes Class T shares, which are not available for new investors.

Shareholders whose investments are transferred from one class of shares of a Transamerica fund to another class of shares of the same Transamerica fund for administrative or eligibility reasons also may qualify for a waiver or reduction of sales charges and/or redemption charges in connection with the exchange.

Each fund reserves the right to make additional exceptions or otherwise to modify the foregoing policies at any time.

Information on sales charge reductions and/or waivers can also be found on the Transamerica Funds’ website at www.transamericafunds.com.

ARRANGEMENT WITH FIDELITY MANAGEMENT TRUST COMPANY.

The funds have entered into an arrangement (“Arrangement”) with Fidelity Management Trust Company (“FMTC”) pursuant to which the minimum initial and minimum subsequent investment requirements will be waived (to the extent applicable) with respect to transactions in an account in Transamerica WMC Diversified Growth maintained by FMTC on behalf of the Mohawk Industries 401(k) retirement plan. Net purchase and/or redemption orders forwarded on behalf of plan participants by FMTC with respect to the account pursuant to the Arrangement will not be considered to be market timing or disruptive trading for purposes of the funds’ compliance policies, and FMTC’s market timing and disruptive trading policies (and not those of the funds) will apply to transactions by plan participants. All purchase and redemption transactions must comply with FMTC’s market timing and disruptive trading policies. The Arrangement does not permit FMTC or any plan participant to engage in frequent purchase or redemption transactions; rather, it is an exemption from the funds’ market timing and disruptive trading policies solely to the extent that such policies could be deemed to apply to routine transactions in the account maintained by FMTC or to the extent FMTC’s market timing and disruptive trading policies are applied instead of the funds’ policies. Neither the funds, TAM, nor any other party to the Arrangement will receive any compensation or consideration with respect to the Arrangement.

CLASS R SHARES.

As stated in the prospectus, Class R shares are currently offered for investment only by the following funds: Transamerica Asset Allocation – Conservative Portfolio, Transamerica Asset Allocation – Growth Portfolio, Transamerica Asset Allocation – Moderate Growth Portfolio and Transamerica Asset Allocation – Moderate Portfolio, each a series of Transamerica Funds.

Class R shares are only offered through 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans (eligible retirement plans).

Class R shares are available only to eligible retirement plans where Class R shares are held on the books of the funds through omnibus or Network Level 3 accounts (either at the plan level or at the level of the financial service firm serving as an intermediary).

RETIREMENT PLANS

CLASS A, CLASS B, CLASS C, CLASS I, CLASS P AND CLASS T ONLY (NOT APPLICABLE TO CLASS I2 AND CLASS R SHARES).

Transamerica Funds offers several types of retirement plans that an investor may establish to invest in shares of a fund with tax deductible dollars. Prototype retirement plan documents for Individual Retirement Accounts, Code Section 403(b)(7) plans and SEP-IRA and SIMPLE IRA plans are available by calling or writing TFS Customer Service. These plans require the completion of separate applications, which are also available from TFS Customer Service. State Street Bank and Trust Company, Kansas City, Missouri (“State Street”), acts as the custodian or trustee under these plans for which it charges an annual fee of $15.00 on each such fund account with a maximum of $30.00 per tax identification number. However, if your combined retirement plan and ESA account(s)’ balance per taxpayer identification number is more than $50,000, there is no fee. To receive additional information or forms on these plans, please call your financial adviser or Transamerica Funds Customer Service at 1-888-233-4339 or write to Transamerica Fund Services, Inc. at P.O. Box 219945, Kansas City, Missouri 64121-9945. No contribution to a retirement plan can be made until the appropriate forms to establish the plan have been completed. It is advisable for an investor considering the funding of any retirement plan to consult with an attorney, retirement plan consultant or financial or tax adviser with respect to the requirements of such plans and the tax aspects thereof. Please note: each plan type may not be available in each share class.

REDEMPTION OF SHARES

Shareholders may redeem their shares at any time at a price equal to the net asset value per share next determined following receipt of a valid redemption order by the transfer agent, in proper form. Payment will ordinarily be made within three business days of the receipt of a valid redemption order. The value of shares on redemption may be more or less than the shareholder’s cost, depending upon the market value of the fund’s net assets at the time of redemption. Class B shares and Class C shares and certain Class A and Class T share purchases are also subject to a contingent deferred sales charge upon certain redemptions. Class I, Class I2 and Class P shares are not subject to the contingent deferred sales charge.

Shares will normally be redeemed for cash, although each fund retains the right to redeem its shares in kind under unusual circumstances in order to protect the interests of the remaining shareholders by the delivery of securities selected from its assets at its discretion. Transamerica Funds has, however, elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which a fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of a fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the fund will have the option of redeeming the excess in cash or in kind. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets to cash. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described under “Net Asset Value Determination,” and such valuation will be made as of the same time the redemption price is determined. Upon any distributions in kind, shareholders may appeal the valuation of such securities by writing to TFS.

Redemption of shares may be suspended, or the date of payment may be postponed, whenever: (1) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (2) the SEC permits such suspension and so orders; or (3) an emergency exists as determined by the SEC so that disposal of securities and determination of net asset value is not reasonably practicable.

The Contingent Deferred Sales Charge (“CDSC”) is waived on redemptions of Class B and Class C (and Class A and T, when applicable) in the circumstances described below.

(a)	Redemption upon Total Disability or Death

A fund will waive the CDSC on redemptions following the death or total disability (as evidenced by a determination of the federal Social Security Administration) of a shareholder, but in the case of total disability only as to shares owned at the time of the initial determination of disability. The transfer agent or distributor will require satisfactory proof of death or disability before it determines to waive the CDSC.

(b)	Redemption Pursuant to a Fund’s Systematic Withdrawal Plan

A shareholder may elect to participate in a systematic withdrawal plan (“SWP”) with respect to the shareholder’s investment in a fund. Under the SWP, a dollar amount of a participating shareholder’s investment in the fund will be redeemed systematically by the fund on a periodic basis, and the proceeds paid in accordance with the shareholder’s instructions. The amount to be redeemed and frequency of the systematic withdrawals will be specified by the shareholder upon his or her election to participate in the SWP. The CDSC will be waived on redemptions made under the SWP subject to the limitations described below.

On redemptions made under Transamerica Funds’ systematic withdrawal plan (may not exceed 12% of the account value per fund on the day the systematic withdrawal plan was established).

(c)	Certain Retirement Plan Withdrawals

CDSC is also waived for accounts opened prior to April 1, 2000, on withdrawals from IRS qualified and nonqualified retirement plans, individual retirement accounts, tax-sheltered accounts, and deferred compensation plans, where such withdrawals are permitted under the terms of the plan or account. (This waiver does not apply to transfer of asset redemptions, broker directed accounts or omnibus accounts.)

(d)	Investors Who Previously Held Class C2 Shares

As described in the prospectus, upon the close of business on June 15, 2004, Class C2 shares were converted into Class C shares. With regard to the Class C2 shares that converted into Class C shares (or on future investments in Class C shares made through such accounts), accountholders will not pay any CDSC otherwise payable on Class C shares. Upon the close of business on September 24, 2004, Class M shares were converted into Class C shares; for accountholders who also own Class C shares which converted from Class C2 shares, their Class C shares that converted from Class M shares will not be subject to a CDSC and will be subject to the same 12b-1 commission structure applicable to their former Class C2 shares.

(e)	Purchases through Merrill Lynch, Pierce, Fenner & Smith Incorporated

Currently, investors who purchase Class C shares of a fund established prior to March 1, 2006 through Merrill Lynch, Pierce, Fenner & Smith Incorporated will not be subject to any CDSC otherwise payable with respect to redemptions of such Class C shares of the funds.

Exchanges of Class C shares into a Transamerica Fund established on or after March 1, 2006 through Merrill Lynch, Pierce, Fenner & Smith Incorporated that previously were not subject to a CDSC will continue to not be subject to such fee. This CDSC waiver may be terminated at any time. New and/or subsequent purchases into Transamerica Funds established on or after March 1, 2006 will be subject to a 1.00% CDSC if shares are redeemed within 12 months of purchase.

SHARE CONVERSION

If you hold Class A, C, I2, P or T shares and are eligible for purchase of Class I shares (as described in the prospectus), you may be eligible to convert your Class A, C, I2, P or T shares to Class I shares of the same fund, subject to the discretion of TFS to permit or reject such a conversion. Please contact your financial adviser or Customer Service for conversion instructions.

A conversion between share classes of the same fund is a nontaxable event.

If you convert from one class of shares to another, the transaction will be based on the respective NAVs per share of the two classes on the trade date for the conversion. Consequently, a conversion may provide you with fewer shares or more shares than you originally owned, depending on that day’s NAV per share. At the time of conversion, the total dollar value of your “old” shares will equal the total dollar value of your “new” shares. However, subsequent share price fluctuations may decrease or increase the total dollar value of your “new” shares compared with that of your “old” shares.

TAXES

Each fund has qualified (or expects to qualify in its first year), and expects to continue to qualify, for treatment as a regulated investment company (a “RIC”) under the Code. In order to qualify for that treatment, a fund must distribute to its shareholders for each taxable year at least the sum of 90% of its investment company taxable income, computed without regard to the dividends-paid deduction, and 90% of its net exempt-interest income, if any (the “Distribution Requirement”). Each fund must also meet several other requirements. These requirements include the following: (1) a fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in qualified publicly traded partnerships; (2) at the close of each quarter of a fund’s taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities (limited in respect of any one issuer of such other securities to an amount not greater than 5% of the value of the fund’s total assets and to not more than 10% of the outstanding voting securities of the issuer); and (3) at the close of each quarter of a fund’s taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer, in securities (other than securities of other RICs) of two or more issuers that the fund controls and that are engaged in the same, similar or related trades or businesses, or in securities of one or more qualified publicly traded partnerships.

If a fund qualifies as a RIC and timely distributes to its shareholders substantially all of its net income and net capital gains, then the fund should have little or no income taxable to it under the Code. A fund may designate certain amounts retained as undistributed net capital gain in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amount so designated, (ii) will be entitled to credit their proportionate shares of the income tax paid by the fund on that undistributed amount against their federal income tax liabilities and to claim refunds to the extent such credits exceed those liabilities and (iii) will be entitled to increase their tax basis, for federal income tax purposes, in their shares by an amount equal to the excess of the amount of undistributed net capital gain included in their respective income over their respective income tax credits.

For U.S. federal income tax purposes, a fund is generally permitted to carry forward a net capital loss from any taxable year that began on or before December 22, 2010 to offset its capital gains, if any, for up to eight years following the year of the loss. A fund is permitted to carry forward a net capital loss from any taxable year that began after December 22, 2010, to offset its capital gains, if any, in years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they will not result in U.S. federal income tax liability to the fund and may not be distributed as such to shareholders. Generally, the funds may not carry forward any losses other than net capital losses. Under certain circumstances, a fund may elect to treat certain losses as though they were incurred on the first day of the taxable year immediately following the taxable year in which they were actually incurred.

Assuming a fund has sufficient earnings and profits, its shareholders generally are required to include distributions from the fund (whether paid in cash or reinvested in additional shares) either as ordinary income, to the extent the distributions are attributable to the fund’s investment income (except for qualified dividend income as discussed below), net short-term capital gain and certain net realized foreign exchange gains, or as capital gains, to the extent of the fund’s net capital gain (i.e., the fund’s net long-term capital gains over net short-term capital losses). If a fund fails to qualify as a RIC or fails to meet the Distribution Requirement, the fund will be subject to U.S. federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to its shareholders will constitute ordinary dividend income to the extent of the fund’s available earnings and profits. Under certain circumstances, a fund may be able to cure a failure to qualify as a regulated investment company, but in order to do so, the fund may incur significant fund-level taxes and may be forced to dispose of certain assets.

Distributions by a fund in excess of its current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) each shareholder’s tax basis in its shares, and any distributions in excess of that basis will be treated as gain from the sale of shares, as discussed below.

A fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income (for that calendar year) and capital gain net income (for the one-year period generally ending on October 31 of that year), increased or decreased by certain other amounts. Each fund intends to distribute annually a sufficient amount of any taxable income and capital gains so as to avoid liability for this excise tax.

Although dividends generally will be treated as distributed when paid, any dividend declared by a fund in October, November or December, payable to shareholders of record during such a month, and paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it was declared. In addition, certain other distributions made after the close of a taxable year of a fund may be “spilled back” and treated for certain purposes as paid by the relevant fund during such taxable year. In such case, shareholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made. For purposes of calculating the amount of a RIC’s undistributed income and gain subject to the 4% excise tax described above, such “spilled back” dividends are treated as paid by the RIC when they are actually paid.

U.S. federal income tax law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains and on certain dividends on corporate stock. These rates do not apply to corporate taxpayers. Under current law, the rates will not apply to any taxpayers in taxable years beginning after December 31, 2012. The following are guidelines for how certain distributions by the funds to noncorporate taxpayers are generally treated for U.S. federal income tax purposes in taxable years beginning on or before December 31, 2012:

•         Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) will be taxed at a maximum rate of 15% (0% for individuals in the 10% and 15% federal tax brackets).

•         Distributions reported by a fund as “qualified dividend income,” as described below, may also be taxed at a maximum rate of 15% (0% for individuals in the 10% and 15% federal tax brackets).

•         Other distributions, including distributions of earnings from, in general, dividends paid to the fund that are not themselves qualified dividend income to the fund, interest income, other types of ordinary income and short-term capital gains, will be taxed at the ordinary income tax rate applicable to the taxpayer.

Qualified dividend income generally means dividend income received from a fund’s investments in common and preferred stock of U.S. companies and stock of certain “qualified foreign corporations,” provided that certain holding period and other requirements are met by both the fund and the shareholder receiving a distribution of the dividend income. If 95% or more of a fund’s gross income (calculated without taking into account net capital gain derived from sales or other dispositions of stock or securities) consists of qualified dividend income, that fund may report all distributions of such income as qualified dividend income.

A foreign corporation is treated as a qualified foreign corporation for this purpose if it is incorporated in a possession of the United States or it is eligible for the benefits of certain income tax treaties with the United States and meets certain additional requirements. Certain foreign corporations that are not otherwise qualified foreign corporations will be treated as qualified foreign corporations with respect to dividends paid by them if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the United States. Passive foreign investment companies are not qualified foreign corporations for this purpose.

A dividend that is attributable to qualified dividend income of a fund and that is paid by the fund to a shareholder will not be taxable as qualified dividend income to such shareholder (1) if the dividend is received with respect to any share of the fund held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share became “ex-dividend” with respect to such dividend, (2) to the extent that the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) if the shareholder elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest. The “ex-dividend” date is the date on which the owner of the share at the commencement of such date is entitled to receive the next issued dividend payment for such share even if the share is sold by the owner on that date or thereafter.

Certain dividends received by a fund from U.S. corporations (generally, dividends received by the fund in respect of any share of stock (1) with a tax holding period of at least 46 days during the 91-day period beginning on the date that is 45 days before the date on which the stock becomes ex-dividend as to that dividend and (2) that is held in an unleveraged position) and distributed and appropriately reported by the fund may be eligible for the 70% dividends-received deduction generally available to corporations under the Code. Certain preferred stock must have a holding period of at least 91 days during the 181-day period beginning on the date that is 90 days before the date on which the stock becomes ex-dividend as to that dividend in order to be eligible. Capital gain dividends distributed to a fund from other RICs are not eligible for the dividends-received deduction. In order to qualify for the deduction, corporate shareholders must meet the minimum holding period requirement stated above with respect to their fund shares, taking into account any holding period reductions from certain hedging or other transactions or positions that diminish their risk of loss with respect to their fund shares, and, if they borrow to acquire or otherwise incur debt attributable to fund shares, they may be denied a portion of the dividends-received deduction with respect to those shares. The entire dividend, including the otherwise deductible amount, will be included in determining the excess, if any, of a corporation’s adjusted current earnings over its alternative minimum taxable income, which may increase a corporation’s alternative minimum tax liability. Any corporate shareholder should consult its tax advisor regarding the possibility that its tax basis in its shares may be reduced, for U.S. federal income tax purposes, by reason of “extraordinary dividends” received with respect to the shares and, to the extent such basis would be reduced below zero, current recognition of income may be required.

Any fund distribution will have the effect of reducing the per share net asset value of shares in the fund by the amount of the distribution. Shareholders purchasing shares shortly before the record date of any distribution that is not declared daily may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

The U.S. federal income tax status of all distributions will be reported to shareholders annually.

For taxable years beginning after December 31, 2012, a 3.8% Medicare contribution tax will generally apply to all or a portion of the net investment income of a shareholder who is an individual and not a nonresident alien for federal income tax purposes and who has adjusted gross income (subject to certain adjustments) that exceeds a threshold amount ($250,000 if married filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases). This 3.8% tax will also apply to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts. For these purposes, interest, dividends and certain capital gains will generally be taken into account in computing a shareholder’s net investment income.

If a fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends will be included in the fund’s gross income not as of the date received, but as of the later of (a) the date such stock became ex-dividend with respect to such dividends or (b) the date the fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, a fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

Redemptions, sales and exchanges generally are taxable events for shareholders that are subject to tax. Redemptions, sales or exchanges of shares of Transamerica AEGON Money Market will not result in taxable gain or loss if that fund maintains a constant net asset value per share. In general, if shares of a fund other than Transamerica AEGON Money Market are redeemed, sold or exchanged, the shareholder will recognize a capital gain or loss equal to the difference between the proceeds of the redemption or sale or the value of the shares exchanged and the shareholder’s adjusted basis in the shares redeemed, sold or exchanged. This capital gain or loss may be long-term or short-term, generally depending upon the shareholder’s holding period for the shares. For tax purposes, a loss will be disallowed on the redemption, sale or exchange of shares if the disposed of shares are replaced (including replacement by shares acquired pursuant to a dividend reinvestment plan) within a 61-day period beginning 30 days before and ending 30 days after the date of the redemption, sale or exchange of such shares. Should the replacement of such shares fall within this 61-day period, the basis of the acquired shares will be adjusted to reflect the disallowed loss. Any loss realized by the shareholder on its disposition of fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions to the shareholder of long-term capital gain with respect to such shares (including any amounts credited to the shareholder as undistributed capital gains).

Under Treasury regulations, if a shareholder recognizes a loss with respect to fund shares of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Shareholders who own portfolio securities directly are in many cases excepted from this reporting requirement but, under current guidance, shareholders of RICs are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to substantial penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer’s treatment of the loss is proper. Shareholders should consult with their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

An Asset Allocation Fund will not be able to offset gains distributed by any underlying fund in which it invests against losses incurred by another underlying fund in which it invests because the underlying funds cannot distribute losses. An Asset Allocation Fund’s redemptions of shares in an underlying fund, including those resulting from changes in the allocation among underlying funds, could cause the Asset Allocation Fund to recognize taxable gain or loss. A portion of any such gains may be short-term capital gains that would be distributable as ordinary income to shareholders of the Asset Allocation Fund. Further, a portion of losses on redemptions of shares in the underlying funds may be deferred. Short-term capital gains earned by an underlying fund will be treated as ordinary dividends when distributed to an Asset Allocation Fund and therefore may not be offset by any short-term capital losses incurred by that Asset Allocation Fund. Thus, an Asset Allocation Fund’s short-term capital losses may offset its long-term capital gains, which might otherwise be eligible for the reduced U.S. federal income tax rates for individuals, discussed above. As a result of these factors, the use of the fund-of-funds structure by the Asset Allocation Funds could adversely affect the amount, timing and character of distributions to their shareholders.

The funds may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to their investments in those countries. Any such taxes would, if imposed, reduce the yield on or return from those investments. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. If more than 50% of a fund’s total assets at the close of any taxable year consist of stock or securities of foreign corporations, the fund may elect to pass through to its shareholders their pro rata shares of qualified foreign taxes paid by the fund for that taxable year. If at least 50% of a fund’s total assets at the close of each quarter of a taxable year consist of cash, cash items and interests in other RICs, the fund may make the same election and pass through to its shareholders their pro rata shares of qualified foreign taxes paid by those other RICs and passed through to the fund for that taxable year. If the fund so elects, shareholders would be required to include the passed-through taxes in their gross incomes (in addition to the dividends and distributions they actually receive), would treat such taxes as foreign taxes paid by them, and as described below may be entitled to a tax deduction for such taxes or a tax credit, subject to a holding period requirement and other limitations under the Code.

Qualified foreign taxes generally include taxes that would be treated as income taxes under U.S. tax regulations but do not include most other taxes, such as stamp taxes, securities transaction taxes, and similar taxes. If a fund qualifies to make, and makes, the election described above, shareholders may deduct their pro rata portion of qualified foreign taxes paid by the fund or those other RICs for that taxable year in computing their income subject to U.S. federal income taxation or, alternatively, claim them as credits, subject to applicable limitations under the Code, against their U.S. federal income taxes. Shareholders who do not itemize deductions for U.S. federal income tax purposes will not, however, be able to deduct their pro rata portion of qualified foreign taxes paid by the fund or those other RICs, although such shareholders will be required to include their shares of such taxes in gross income if the fund makes the election described above. No deduction for such taxes will be permitted to individuals in computing their alternative minimum tax liability.

If a fund makes this election and a shareholder chooses to take a credit for the foreign taxes deemed paid by such shareholder, the amount of the credit that may be claimed in any year may not exceed the same proportion of the U.S. tax against which such credit is taken that the shareholder’s taxable income from foreign sources (but not in excess of the shareholder’s entire taxable income) bears to his entire taxable income. For this purpose, long-term and short-term capital gains the fund realizes and distributes to shareholders will generally not be treated as income from foreign sources in their hands, nor will distributions of certain foreign currency gains subject to Section 988 of the Code or of any other income realized by the fund that is deemed, under the Code, to be U.S.-source income in the hands of the fund. This foreign tax credit limitation may also be applied separately to certain specific categories of foreign-source income and the related foreign taxes. As a result of these rules, which may have different effects depending upon each shareholder’s particular tax situation, certain shareholders may not be able to claim a credit for the full amount of their proportionate share of the foreign taxes paid by a fund or other RICs in which the fund invests. Shareholders who are not liable for U.S. federal income taxes, including tax-exempt shareholders, will ordinarily not benefit from this election. If a fund does make the election, it will provide required tax information to shareholders. The funds generally may deduct any foreign taxes that are not passed through to their shareholders in computing their income available for distribution to shareholders to satisfy applicable tax distribution requirements.

Passive Foreign Investment Companies — Certain funds may invest in the stock of “passive foreign investment companies” (“PFICs”). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is derived from passive investments; or (2) at least 50% of its assets (generally computed based on average fair market value) held during the taxable year produce, or are held for the production of, passive income. Under certain circumstances, a fund will be subject to federal income tax on gain from the disposition of PFIC shares and on certain distributions from a PFIC (collectively, “excess distributions”), plus interest thereon, even if the fund distributes the excess distributions as a taxable dividend to its shareholders. If a fund invests in a PFIC and elects in the first year in which it holds such investment (or if it elects subsequently and makes certain other elections) to treat the PFIC as a “qualified electing fund,” then in lieu of the foregoing tax and interest obligation, the fund will be required to include in income each year its pro rata share of the qualified electing fund’s annual ordinary earnings and net capital gain (the excess of net long-term capital gains over net short-term capital losses). This income inclusion is required even if the PFIC does not distribute such income and gains to the fund, and the amounts so included would be subject to the Distribution Requirement described above. In many instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof. In order to distribute any such income and gains and satisfy the distribution requirements applicable to RICs, a fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the fund.

A fund may, in the alternative, elect to mark to market its PFIC stock at the end of each taxable year, with the result that unrealized gains are treated as though they were realized as of such date. Any such gains will be ordinary income rather than capital gain. In order for a fund making this election to distribute any such income and gains and satisfy the distribution requirements applicable to RICs, the fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the fund. If the mark-to-market election were made, tax at the fund level under the excess distribution rules would be eliminated, but a fund could still incur nondeductible interest charges if it makes the mark-to-market election in a year after the first taxable year in which it acquired the PFIC stock.

Options, Futures and Forward Contracts and Swap Agreements — Certain options, futures contracts, and forward contracts in which a fund may invest may be “Section 1256 contracts.” Gains or losses on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses; however, foreign currency gains or losses arising from certain Section 1256 contracts may be treated as ordinary income or loss. Also, Section 1256 contracts held by a fund at the end of each taxable year are “marked to market” with the result that unrealized gains or losses are treated as though they were realized. In order to distribute any such gains, satisfy the distribution requirements applicable to RICs and avoid taxation, a fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the fund.

Generally, the hedging transactions undertaken by a fund may result in “straddles” for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a fund. In addition, losses realized by a fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options, futures, forward contracts, swap agreements and other financial contracts to a fund are not entirely clear. The transactions may increase the amount of short-term capital gain realized by a fund, which is taxed as ordinary income when distributed to shareholders.

A fund may make one or more of the elections available under the Code which are applicable to straddles. If a fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

Because only a few regulations regarding the treatment of swap agreements, and related caps, floors and collars, have been implemented, the tax consequences of such transactions are not entirely clear. The funds intend to account for such transactions in a manner deemed by them to be appropriate, but the Internal Revenue Service might not accept such treatment. If it did not, the status of a fund as a RIC might be affected.

The requirements applicable to a fund’s qualification as a RIC may limit the extent to which a fund will be able to engage in transactions in options, futures contracts, forward contracts, swap agreements and other financial contracts.

Certain hedging activities may cause a dividend that would otherwise be subject to the lower tax rate applicable to qualified dividend income to instead be taxed at the rate of tax applicable to ordinary income.

Original Issue Discount — If a fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the fund elects to include market discount in income currently), the fund generally must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, each fund must distribute to its shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), including any such accrued income, to qualify for treatment as a RIC under the Code and avoid U.S. federal income and excise taxes. Therefore, a fund may have to dispose of its portfolio securities to generate cash, or may have to borrow the cash, to satisfy distribution requirements. Such a disposition of securities may potentially result in additional taxable gain or loss to a fund.

Constructive Sales — The constructive sale rules may affect timing and character of gain if a fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If a fund enters into certain transactions in property while holding substantially identical property, the fund will be treated as if it had sold and immediately repurchased the property and will be taxed on any gain (but not loss) from the constructive sale. The character of any gain from a constructive sale will depend upon the fund’s holding period in the property. Any loss from a constructive sale will be recognized when the property is subsequently disposed of, and the character of such loss will depend on the fund’s holding period and the application of various loss deferral provisions of the Code.

Foreign Currency Transactions — Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a fund accrues income or expenses denominated in a foreign currency (or determined by reference to the value of one or more foreign currencies) and the time that a fund actually receives or makes payment of such income or expenses, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition generally are also treated as ordinary gain or loss. Some of the funds have elected, or may elect, to treat this foreign currency income as capital gain or capital loss.

Backup Withholding — Each fund is required to withhold (as “backup withholding”) a portion of reportable payments, including dividends, capital gain distributions and the proceeds of redemptions and exchanges or repurchases of fund shares (except for proceeds of redemptions of shares in Transamerica AEGON Money Market), paid to shareholders who have not complied with certain IRS regulations. The backup withholding rate is currently 28% and is scheduled to increase to 31% in 2013. In order to avoid this withholding requirement, shareholders, other than certain exempt entities, must certify that the Social Security Number or other Taxpayer Identification Number they provide is correct and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. A fund may nevertheless be required to backup withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable as a result of previous underreporting of interest or dividend income.

Taxation of Non-U.S. Shareholders. Dividends from net investment income that are paid to a shareholder who, as to the United States, is a nonresident alien individual, a foreign corporation or a foreign estate or foreign trust (each, a “foreign shareholder”) may be subject to a withholding tax at a rate of 30% or any lower applicable tax rate established in a treaty between the United States and the shareholder’s country of residence. For fund taxable years beginning before January 1, 2012, dividends that are derived from “qualified net interest income” and dividends that are derived from “qualified short-term gain” may be exempt from the 30% withholding tax, provided that the distributing fund chooses to follow certain procedures. A fund may choose to not follow such procedures and there can be no assurance as to the amount, if any, of dividends that would not be subject to withholding. Qualified net interest income is a fund’s net income derived from U.S.-source interest and original issue discount, subject to certain exceptions and limitations. Qualified short-term gain generally means the excess of the net short-term capital gain of the fund for the taxable year over its net long-term capital loss, if any. The withholding rules described in this paragraph do not apply to a dividend paid to a foreign shareholder if the dividend income is “effectively connected with the shareholder’s conduct of a trade or business within the United States” and the shareholder provides appropriate tax forms and documentation. Backup withholding (described above) will not be imposed on foreign shareholders who are subject to the 30% withholding tax.

Unless certain non-U.S. entities that hold fund shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax will apply to fund distributions and redemptions payable to such entities after December 31, 2012.

The treatment of dividends and other distributions by a fund to shareholders under the various state income tax laws may not parallel that under U.S. federal income tax law. Qualification as a RIC does not involve supervision of a fund’s management or of its investment policies and practices by any governmental authority.

Shareholders are urged to consult their own tax advisors with specific reference to their own tax situations, including any federal, state, local or foreign tax liabilities.

PRINCIPAL SHAREHOLDERS

As of August 1, 2011, the Trustees and officers as a group owned less than 1% of any class of each fund’s outstanding shares. To the knowledge of management, as of that date, no shareholders owned beneficially or of record 5% or more of the outstanding shares of a class of a fund, except as follows:

Name & Address	Portfolio Name	Class	Pct
Citigroup Global Markets Inc 333 W 34th St FL 7 New York NY 10001-2402	Transamerica AEGON Flexible Income	A	5.69%
First Clearing LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica AEGON Flexible Income	A	5.30%
First Clearing LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica AEGON Flexible Income	B	22.37%
Merrill Lynch Pierce Fenner & Smith Inc 4800 Deer Lake Dr E FL 2 Jacksonville FL 32246-6484	Transamerica AEGON Flexible Income	B	12.83%
Merrill Lynch Fenner & Smith Inc 4800 Deer Lake Dr E FL 2 Jacksonville FL 32246-6484	Transamerica AEGON Flexible Income	C	30.27%
First Clearing LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica AEGON Flexible Income	C	12.21%
Merrill Lynch Fenner & Smith Inc 4800 Deer Lake Dr E FL 2 Jacksonville FL 32246-6486	Transamerica AEGON Flexible Income	I	39.58%
Prudential Investment Mgmt Svcs LLC 3 Gateway Center FL 10 100 Mulberry St Ml Stp NJ 05-11-20 Newark NJ 07102-4000	Transamerica AEGON Flexible Income	I	22.87%
LPL Financial 9785 Towne Centre Dr San Diego CA 92121-1968	Transamerica AEGON Flexible Income	I	14.14%
Transamerica Asset Allocation - Moderate Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica AEGON Flexible Income	I2	40.50%
Transamerica Asset Allocation-Moderate VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica AEGON Flexible Income	I2	21.24%
Transamerica Asset Allocation - Conservative Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica AEGON Flexible Income	I2	15.13%
Transamerica Asset Allocation-Moderate Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica AEGON Flexible Income	I2	14.99%
Transamerica Asset Allocation-Conservative VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica AEGON Flexible Income	I2	7.08%
First Clearing LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica AEGON High Yield Bond	B	21.35%
Citigroup Global Markets Inc 333 W 34th St FL 7 New York NY 10001-2402	Transamerica AEGON High Yield Bond	B	17.09%
First Clearing LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica AEGON High Yield Bond	C	14.32%

Name & Address	Portfolio Name	Class	Pct
Merrill Lynch Fenner & Smith Inc 4800 Deer Lake Dr E FL 2 Jacksonville FL 32246-6484	Transamerica AEGON High Yield Bond	C	12.29%
Citigroup Global Markets Inc 333 W 34th St FL 7 New York NY 10001-2402	Transamerica AEGON High Yield Bond	C	8.66%
Merrill Lynch Fenner & Smith Inc 4800 Deer Lake Dr E FL 2 Jacksonville FL 32246-6486	Transamerica AEGON High Yield Bond	I	34.16%
Prudential Investment Mgmt Svcs LLC 3 Gateway Center FL 10 100 Mulberry St Ml Stp NJ 05-11-20 Newark NJ 07102-4000	Transamerica AEGON High Yield Bond	I	24.90%
LPL Financial 9785 Towne Centre Dr San Diego CA 92121-1968	Transamerica AEGON High Yield Bond	I	13.35%
Patrick S Baird & Judith A Baird 464 Dows Rd Cedar Rapids IA 52403-7002	Transamerica AEGON High Yield Bond	I	6.21%
Transamerica Asset Allocation - Moderate Growth Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica AEGON High Yield Bond	I2	29.32%
Transamerica Asset Allocation - Moderate Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica AEGON High Yield Bond	I2	26.34%
Transamerica Asset Allocation - Conservative Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica AEGON High Yield Bond	I2	14.09%
National Financial Services 1 World Financial Ctr 200 Liberty St FL 5 New York NY 10281-5503	Transamerica AEGON High Yield Bond	I2	8.45%
Transamerica Asset Allocation-Moderate VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica AEGON High Yield Bond	I2	6.88%
Transamerica Asset Allocation-Moderate Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica AEGON High Yield Bond	I2	5.77%
Charles Schwab & CO Inc 101 Montgomery St San Francisco CA 94104-4151	Transamerica AEGON High Yield Bond	P	25.16%
Td Ameritrade Inc PO Box 2226 Omaha NE 68103-2226	Transamerica AEGON High Yield Bond	P	19.59%
National Financial Services 1 World Financial Ctr 200 Liberty St 5th Fl New York NY 10281-5503	Transamerica AEGON High Yield Bond	P	5.17%
First Clearing LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica AEGON Money Market	B	15.86%
Frontier Trust Company FBO Bill’s Volume Sales 401(k) Plan PO Box 10758 Fargo ND 58106-0758	Transamerica AEGON Money Market	C	10.26%
First Clearing LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica AEGON Money Market	C	7.64%
Transamerica Asset Management Inc 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica AEGON Money Market	I	90.61%
Raymond James & Assoc Inc FBO Richard D Miller & Julia A Miller Ten/By/Enty 17618 Woodland St Roseville MI 48066-2828	Transamerica AEGON Money Market	I	9.39%

Name & Address	Portfolio Name	Class	Pct
Transamerica Asset Allocation - Conservative Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica AEGON Money Market	I2	32.02%
Transamerica Multi-Manager Alternative Strategies Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica AEGON Money Market	I2	29.27%
Transamerica Asset Allocation - Moderate Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica AEGON Money Market	I2	25.23%
Universal Life Insurance Company PO Box 2145 San Juan PR 00922-2145	Transamerica AEGON Money Market	I2	12.95%
Reid A Evers 1333 Valley View Rd Apt 28 Glendale CA 91202-1734	Transamerica AEGON Money Market	P	7.04%
First Clearing LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica AEGON Short-Term Bond	A	14.12%
Citigroup Global Markets Inc 333 W 34th St FL 7 New York NY 10001-2402	Transamerica AEGON Short-Term Bond	A	6.61%
Prudential Investment Mgmt Svcs LLC Gateway Center 3-10th Flr 100 Mulberry St Ml Stp NJ 05-11-20 Newark NJ 07102	Transamerica AEGON Short-Term Bond	A	5.65%
Merrill Lynch Pierce Fenner & Smith Inc 4800 Deer Lake Dr E FL 2 Jacksonville FL 32246-6484	Transamerica AEGON Short-Term Bond	A	5.27%
First Clearing, LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica AEGON Short-Term Bond	C	24.11%
Merrill Lynch Pierce Fenner & Smith Inc 4800 Deer Lake Dr E FL 2 Jacksonville FL 32246-6484	Transamerica AEGON Short-Term Bond	C	15.34%
Citigroup Global Markets Inc 333 W 34th St FL 7 New York NY 10001-2402	Transamerica AEGON Short-Term Bond	C	6.34%
Merrill Lynch Fenner & Smith Inc 4800 Deer Lake Dr E FL 2 Jacksonville FL 32246-6486	Transamerica AEGON Short-Term Bond	I	36.88%
Prudential Investment Mgmt Svcs LLC 3 Gateway Center FL 10 100 Mulberry St Ml Stp NJ 05-11-20 Newark NJ 07102-4000	Transamerica AEGON Short-Term Bond	I	24.32%
LPL Financial 9785 Towne Centre Dr San Diego CA 92121-1968	Transamerica AEGON Short-Term Bond	I	9.66%
Transamerica Asset Allocation-Moderate VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica AEGON Short-Term Bond	I2	30.06%
Transamerica Asset Allocation-Conservative VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica AEGON Short-Term Bond	I2	24.18%
Transamerica Asset Allocation-Moderate Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica AEGON Short-Term Bond	I2	23.32%

Name & Address	Portfolio Name	Class	Pct
Transamerica Asset Allocation - Moderate Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica AEGON Short-Term Bond	I2	8.90%
Transamerica Asset Allocation - Conservative Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica AEGON Short-Term Bond	I2	8.68%
Transamerica Asset Allocation - Moderate Growth Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica AQR Managed Futures Strategy	I2	32.16%
Transamerica Multi-Manager Alternative Strategies Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica AQR Managed Futures Strategy	I2	29.91%
Transamerica Asset Allocation - Moderate Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica AQR Managed Futures Strategy	I2	23.78%
Transamerica Asset Allocation - Conservative Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica AQR Managed Futures Strategy	I2	11.00%
NFS LLC FEBO Transamerica Life Ins Company 1150 S Olive St Ste 2700 Los Angeles CA 90015-2211	Transamerica Asset Allocation – Conservative Portfolio	A	20.88%
First Clearing LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Asset Allocation – Conservative Portfolio	A	8.16%
First Clearing LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Asset Allocation – Conservative Portfolio	B	23.53%
Merrill Lynch Fenner & Smith Inc 4800 Deer Lake Dr E FL 2 Jacksonville FL 32246-6484	Transamerica Asset Allocation – Conservative Portfolio	B	14.57%
Merrill Lynch Fenner & Smith Inc 4800 Deer Lake Dr E FL 2 Jacksonville FL 32246-6484	Transamerica Asset Allocation – Conservative Portfolio	C	19.09%
First Clearing LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Asset Allocation – Conservative Portfolio	C	17.93%
Citigroup Global Markets Inc 333 W 34th St FL 7 New York NY 10001-2402	Transamerica Asset Allocation – Conservative Portfolio	C	5.78%
Merrill Lynch Fenner & Smith Inc 4800 Deer Lake Dr E FL 2 Jacksonville FL 32246-6486	Transamerica Asset Allocation – Conservative Portfolio	I	53.15%
Prudential Investment Mgmt Svcs LLC 3 Gateway Center FL 10 100 Mulberry St Ml Stp NJ 05-11-20 Newark NJ 07102-4000	Transamerica Asset Allocation – Conservative Portfolio	I	12.45%
LPL Financial 9785 Towne Centre Dr San Diego CA 92121-1968	Transamerica Asset Allocation – Conservative Portfolio	I	6.10%
Merrill Lynch Pierce Fenner & Smith Inc 4800 Deer Lake Dr E FL 2 Jacksonville FL 32246-6484	Transamerica Asset Allocation – Conservative Portfolio	R	28.68%
Raymond James & Assoc Inc FBO Reliance Dental Mfg CO Inc Psp PO Box 38 Worth IL 60482-0038	Transamerica Asset Allocation – Conservative Portfolio	R	13.08%
John D Paci FBO JLB Corporation 401(k) Profit 111 Westport Plaza Suite 1150 Saint Louis MO 63146-3017	Transamerica Asset Allocation – Conservative Portfolio	R	8.54%

Name & Address	Portfolio Name	Class	Pct
NFS LLC FEBO Transamerica Life Ins Company 1150 S Olive St Ste 2700 Los Angeles CA 90015-2211	Transamerica Asset Allocation – Growth Portfolio	A	20.77%
First Clearing LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Asset Allocation – Growth Portfolio	A	6.77%
First Clearing LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Asset Allocation – Growth Portfolio	B	15.16%
Merrill Lynch Fenner & Smith Inc 4800 Deer Lake Dr E FL 2 Jacksonville FL 32246-6484	Transamerica Asset Allocation – Growth Portfolio	B	6.24%
Citigroup Global Markets Inc 333 W 34th St FL 7 New York NY 10001-2402	Transamerica Asset Allocation – Growth Portfolio	B	5.15%
First Clearing LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Asset Allocation – Growth Portfolio	C	15.59%
Citigroup Global Markets Inc 333 W 34th St FL 7 New York NY 10001-2402	Transamerica Asset Allocation – Growth Portfolio	C	14.16%
Merrill Lynch Fenner & Smith Inc 4800 Deer Lake Dr E FL 2 Jacksonville FL 32246-6484	Transamerica Asset Allocation – Growth Portfolio	C	13.78%
Merrill Lynch Fenner & Smith Inc 4800 Deer Lake Dr E FL 2 Jacksonville FL 32246-6486	Transamerica Asset Allocation – Growth Portfolio	I	34.10%
Prudential Investment Mgmt Svcs LLC 3 Gateway Center FL 10 100 Mulberry St Ml Stp NJ 05-11-20 Newark NJ 07102-4000	Transamerica Asset Allocation – Growth Portfolio	I	31.46%
MG Trust Company Cust. FBO O T Neighoff & Sons Inc 700 17th St Ste 300 Denver CO 80202-3531	Transamerica Asset Allocation – Growth Portfolio	R	28.10%
Merrill Lynch Pierce Fenner & Smith Inc 4800 Deer Lake Dr E FL 2 Jacksonville FL 32246-6484	Transamerica Asset Allocation – Growth Portfolio	R	24.99%
Mid Atlanitc Capital Corp Inc FBO Judy Ledford Renewable Energy Concepts 401K Plan 775 Fiero Ln Ste 200 Sn Luis Obisp CA 93401-7904	Transamerica Asset Allocation – Growth Portfolio	R	6.57%
NFS LLC FEBO Transamerica Life Ins Company 1150 S Olive St Ste 2700 Los Angeles CA 90015-2211	Transamerica Asset Allocation – Moderate Growth Portfolio	A	19.10%
First Clearing LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Asset Allocation – Moderate Growth Portfolio	A	8.57%
First Clearing LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Asset Allocation – Moderate Growth Portfolio	B	21.62%
Merrill Lynch Fenner & Smith Inc 4800 Deer Lake Dr E FL 2 Jacksonville FL 32246-6484	Transamerica Asset Allocation – Moderate Growth Portfolio	B	5.59%
First Clearing LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Asset Allocation – Moderate Growth Portfolio	C	16.43%
Merrill Lynch Fenner & Smith Inc 4800 Deer Lake Dr E FL 2 Jacksonville FL 32246-6484	Transamerica Asset Allocation – Moderate Growth Portfolio	C	16.43%
Citigroup Global Markets Inc 333 W 34th St FL 7 New York NY 10001-2402	Transamerica Asset Allocation – Moderate Growth Portfolio	C	9.94%

Name & Address	Portfolio Name	Class	Pct
Merrill Lynch Fenner & Smith Inc 4800 Deer Lake Dr E FL 2 Jacksonville FL 32246-6486	Transamerica Asset Allocation – Moderate Growth Portfolio	I	39.00%
Prudential Investment Mgmt Svcs LLC 3 Gateway Center FL 10 100 Mulberry St Ml Stp NJ 05-11-20 Newark NJ 07102-4000	Transamerica Asset Allocation – Moderate Growth Portfolio	I	12.66%
LPL Financial 9785 Towne Centre Dr San Diego CA 92121-1968	Transamerica Asset Allocation – Moderate Growth Portfolio	I	7.97%
Ameritrade Inc PO Box 2226 Omaha NE 68103-2226	Transamerica Asset Allocation – Moderate Growth Portfolio	I	7.45%
Merrill Lynch Pierce Fenner & Smith Inc 4800 Deer Lake Dr E FL 2 Jacksonville FL 32246-6484	Transamerica Asset Allocation – Moderate Growth Portfolio	R	18.72%
MG Trust Company Cust FBO Rural Gravure Service Inc 401K 700 17th St Ste 300 Denver CO 80202-3531	Transamerica Asset Allocation – Moderate Growth Portfolio	R	13.62%
Ned Kneadler FBO LHM Financial Corporation 401(K) LHM Financial Corporation 7025 E Greenway Pkwy Ste 100 Scottsdale AZ 85254-2130	Transamerica Asset Allocation – Moderate Growth Portfolio	R	10.10%
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	Transamerica Asset Allocation – Moderate Growth Portfolio	R	7.70%
Counsel Trust DBA MATC FBO Makhteshim-Agan Of North America 401K PS Plan 1251 Waterfront Place Suite 525 Pittsburgh PA 15222-4228	Transamerica Asset Allocation – Moderate Growth Portfolio	R	6.75%
Mid Atlantic Trust Company FBO Pipeline Controls & Services I 401(K) Profit Sharing Plan & Trust 1251 Waterfront Place Suite 525 Pittsburgh PA 15222-4228	Transamerica Asset Allocation – Moderate Growth Portfolio	R	5.05%
NFS LLC FEBO Transamerica Life Ins Company 1150 S Olive St Ste 2700 Los Angeles CA 90015-2211	Transamerica Asset Allocation - Moderate Portfolio	A	19.57%
First Clearing LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Asset Allocation - Moderate Portfolio	A	9.46%
First Clearing LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Asset Allocation - Moderate Portfolio	B	20.72%
Merrill Lynch Fenner & Smith Inc 4800 Deer Lake Dr E FL 2 Jacksonville FL 32246-6484	Transamerica Asset Allocation - Moderate Portfolio	B	7.35%
Merrill Lynch Fenner & Smith Inc 4800 Deer Lake Dr E FL 2 Jacksonville FL 32246-6484	Transamerica Asset Allocation - Moderate Portfolio	C	18.40%
First Clearing LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Asset Allocation - Moderate Portfolio	C	18.01%
Citigroup Global Markets Inc 333 W 34th St FL 7 New York NY 10001-2402	Transamerica Asset Allocation - Moderate Portfolio	C	6.50%
Merrill Lynch Fenner & Smith Inc 4800 Deer Lake Dr E FL 2 Jacksonville FL 32246-6486	Transamerica Asset Allocation - Moderate Portfolio	I	32.40%

Name & Address	Portfolio Name	Class	Pct
Prudential Investment Mgmt Svcs LLC 3 Gateway Center FL 10 100 Mulberry St Ml Stp NJ 05-11-20 Newark NJ 07102-4000	Transamerica Asset Allocation - Moderate Portfolio	I	11.15%
LPL Financial 9785 Towne Centre Dr San Diego CA 92121-1968	Transamerica Asset Allocation - Moderate Portfolio	I	5.96%
Merrill Lynch Pierce Fenner & Smith Inc 4800 Deer Lake Dr E FL 2 Jacksonville FL 32246-6484	Transamerica Asset Allocation - Moderate Portfolio	R	36.49%
Counsel Trust DBA MATC FBO Syspro Impact Software Inc 401K Profit Sharing Plan & Trust 1251 Waterfront Pl Ste 525 Pittsburgh PA 15222-4228	Transamerica Asset Allocation - Moderate Portfolio	R	8.10%
John Russell FBO Lake Ontario Fruit Inc 401(K) Profit Sharing Plan & Trust 14234 Ridge Road West Albion NY 14411-9163	Transamerica Asset Allocation - Moderate Portfolio	R	7.25%
MG Trust Company Cust. FBO South Carolina Medical Association 700 17th Street Suite 300 Denver CO 80202-3531	Transamerica Asset Allocation - Moderate Portfolio	R	6.46%
Transamerica Asset Allocation-Moderate Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica BlackRock Global Allocation	I2	29.68%
Transamerica Asset Allocation - Moderate Growth Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica BlackRock Global Allocation	I2	15.79%
Transamerica Asset Allocation-Moderate VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica BlackRock Global Allocation	I2	12.03%
Transamerica Asset Allocation - Moderate Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica BlackRock Global Allocation	I2	9.58%
Transamerica Multi-Manager Alternative Strategies Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica BlackRock Global Allocation	I2	7.97%
Transamerica Asset Allocation-Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica BlackRock Global Allocation	I2	5.40%
Blackrock Tactical Allocation VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica BlackRock Global Allocation	I2	5.27%
Transamerica Asset Allocation - Moderate Growth Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica BlackRock Large Cap Value	I2	44.09%
Transamerica Asset Allocation - Growth Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica BlackRock Large Cap Value	I2	27.48%
Transamerica Asset Allocation - Moderate Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica BlackRock Large Cap Value	I2	18.90%
Transamerica Asset Allocation - Conservative Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica BlackRock Large Cap Value	I2	7.91%
Transamerica Asset Allocation - Moderate Growth Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Clarion Global Real Estate Securities	I2	31.96%

Name & Address	Portfolio Name	Class	Pct
Transamerica Asset Allocation - Growth Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Clarion Global Real Estate Securities	I2	26.34%
Transamerica Asset Allocation - Moderate Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Clarion Global Real Estate Securities	I2	19.74%
Transamerica Multi-Manager Alternative Strategies Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Clarion Global Real Estate Securities	I2	13.33%
Transamerica Multi-Manager Alternative Strategies Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica First Quadrant Global Macro	I2	31.22%
Transamerica Asset Allocation - Moderate Growth Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica First Quadrant Global Macro	I2	24.17%
Transamerica Asset Allocation - Moderate Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica First Quadrant Global Macro	I2	20.34%
Transamerica Asset Allocation - Conservative Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica First Quadrant Global Macro	I2	12.64%
Transamerica Asset Allocation-Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica First Quadrant Global Macro	I2	7.26%
Transamerica Asset Allocation - Moderate Growth Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Goldman Sachs Commodity Strategy	I2	35.32%
Transamerica Multi-Manager Alternative Strategies Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Goldman Sachs Commodity Strategy	I2	20.26%
Transamerica Asset Allocation - Moderate Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Goldman Sachs Commodity Strategy	I2	19.63%
Transamerica Asset Allocation - Growth Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Goldman Sachs Commodity Strategy	I2	8.79%
Transamerica Asset Allocation - Conservative Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Goldman Sachs Commodity Strategy	I2	7.48%
Transamerica Asset Allocation-Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Goldman Sachs Commodity Strategy	I2	7.16%
Transamerica Asset Allocation-Moderate Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Hansberger International Value	I2	20.24%
Transamerica Asset Allocation - Moderate Growth Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Hansberger International Value	I2	15.16%
Transamerica Asset Allocation - Growth Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Hansberger International Value	I2	13.33%
Transamerica Multi-Manager International Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Hansberger International Value	I2	12.57%
Transamerica Asset Allocation-Moderate VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Hansberger International Value	I2	12.52%
Transamerica International Moderate Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Hansberger International Value	I2	10.18%

Name & Address	Portfolio Name	Class	Pct
Transamerica Asset Allocation - Moderate Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Hansberger International Value	I2	6.50%
Transamerica Asset Allocation-Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Hansberger International Value	I2	5.79%
Transamerica Asset Allocation - Moderate Growth Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Jennison Growth	I2	35.31%
Transamerica Asset Allocation - Growth Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Jennison Growth	I2	32.37%
Transamerica Asset Allocation - Moderate Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Jennison Growth	I2	20.91%
Transamerica Asset Allocation - Conservative Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Jennison Growth	I2	8.84%
Transamerica Asset Allocation-Moderate Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica JPMorgan Core Bond	I2	31.17%
Transamerica Asset Allocation-Moderate VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica JPMorgan Core Bond	I2	29.24%
Transamerica Asset Allocation-Conservative VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica JPMorgan Core Bond	I2	19.07%
Transamerica Asset Allocation - Conservative Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica JPMorgan Core Bond	I2	7.83%
Transamerica Asset Allocation - Moderate Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica JPMorgan Core Bond	I2	5.41%
Transamerica Asset Allocation-Moderate Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica JPMorgan International Bond	I2	40.08%
Transamerica Asset Allocation - Moderate Growth Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica JPMorgan International Bond	I2	21.48%
Transamerica Asset Allocation-Moderate VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica JPMorgan International Bond	I2	17.87%
Transamerica Asset Allocation - Moderate Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica JPMorgan International Bond	I2	10.92%
Transamerica Asset Allocation-Conservative VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica JPMorgan International Bond	I2	6.19%
Transamerica Multi-Manager Alternative Strategies Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica JPMorgan Long/Short Strategy	I2	39.34%
Transamerica Asset Allocation - Moderate Growth Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica JPMorgan Long/Short Strategy	I2	20.71%
Transamerica Asset Allocation - Moderate Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica JPMorgan Long/Short Strategy	I2	17.45%

Name & Address	Portfolio Name	Class	Pct
Transamerica Asset Allocation - Conservative Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica JPMorgan Long/Short Strategy	I2	12.62%
Transamerica Asset Allocation - Growth Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica JPMorgan Long/Short Strategy	I2	5.02%
Transamerica Asset Allocation - Moderate Growth Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica JPMorgan Mid Cap Value	I2	46.83%
Transamerica Asset Allocation - Moderate Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica JPMorgan Mid Cap Value	I2	24.80%
Transamerica Asset Allocation - Growth Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica JPMorgan Mid Cap Value	I2	21.62%
Transamerica Asset Allocation - Conservative Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica JPMorgan Mid Cap Value	I2	6.75%
Transamerica Asset Allocation - Moderate Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Loomis Sayles Bond	I2	24.45%
Transamerica Asset Allocation-Moderate VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Loomis Sayles Bond	I2	15.71%
Transamerica Asset Allocation - Conservative Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Loomis Sayles Bond	I2	14.31%
Transamerica Asset Allocation - Moderate Growth Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Loomis Sayles Bond	I2	11.16%
Transamerica Multi-Manager Alternative Strategies Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Loomis Sayles Bond	I2	10.04%
Blackrock Tactical Allocation VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Loomis Sayles Bond	I2	8.74%
Transamerica Asset Allocation-Moderate Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Loomis Sayles Bond	I2	8.74%
Transamerica Asset Allocation-Conservative VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Loomis Sayles Bond	I2	5.52%
Transamerica Asset Allocation-Moderate VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica MFS International Equity	I2	19.53%
Transamerica Asset Allocation-Moderate Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica MFS International Equity	I2	19.36%
Transamerica International Moderate Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica MFS International Equity	I2	17.09%
Transamerica Multi-Manager International Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica MFS International Equity	I2	11.37%

Name & Address	Portfolio Name	Class	Pct
Transamerica Asset Allocation - Moderate Growth Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica MFS International Equity	I2	7.75%
Transamerica Asset Allocation - Moderate Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica MFS International Equity	I2	6.36%
Transamerica Asset Allocation - Growth Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica MFS International Equity	I2	6.07%
First Clearing LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Morgan Stanley Capital Growth	A	10.68%
Citigroup Global Markets Inc 333 W 34th St FL 7 New York NY 10001-2402	Transamerica Morgan Stanley Capital Growth	A	5.45%
First Clearing LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Morgan Stanley Capital Growth	C	9.47%
Citigroup Global Markets Inc 333 W 34th St FL 7 New York NY 10001-2402	Transamerica Morgan Stanley Capital Growth	C	5.02%
Merrill Lynch Fenner & Smith Inc 4800 Deer Lake Dr E FL 2 Jacksonville FL 32246-6486	Transamerica Morgan Stanley Capital Growth	I	44.33%
Prudential Investment Mgmt Svcs LLC 3 Gateway Center FL 10 100 Mulberry St Ml Stp NJ 05-11-20 Newark NJ 07102-4000	Transamerica Morgan Stanley Capital Growth	I	24.73%
LPL Financial 9785 Towne Centre Dr San Diego CA 92121-1968	Transamerica Morgan Stanley Capital Growth	I	14.19%
National Financial Services 1 World Financial Ctr 200 Liberty St FL 5 New York NY 10281-5503	Transamerica Morgan Stanley Capital Growth	P	26.58%
ARC Reinsurance Corporation 4333 Edgewood Rd NE Cedar Rapids IA 52499-0001	Transamerica Morgan Stanley Capital Growth	P	14.56%
Charles Schwab & CO Inc 101 Montgomery St San Francisco CA 94104-4151	Transamerica Morgan Stanley Capital Growth	P	9.85%
Transamerica Asset Allocation-Moderate VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Morgan Stanley Emerging Markets Debt	I2	21.45%
Transamerica Asset Allocation-Moderate Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Morgan Stanley Emerging Markets Debt	I2	21.07%
Transamerica Asset Allocation - Moderate Growth Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Morgan Stanley Emerging Markets Debt	I2	17.15%
Transamerica Asset Allocation - Moderate Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Morgan Stanley Emerging Markets Debt	I2	14.72%

Name & Address	Portfolio Name	Class	Pct
Transamerica Asset Allocation-Conservative VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Morgan Stanley Emerging Markets Debt	I2	10.22%
Transamerica Asset Allocation - Conservative Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Morgan Stanley Emerging Markets Debt	I2	8.32%
Transamerica Multi-Manager Alternative Strategies Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Morgan Stanley Emerging Markets Debt	I2	5.81%
Merrill Lynch Life Insurance Co Investor Choice Annuity - IRA 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Morgan Stanley Growth Opportunities	A	29.87%
First Clearing LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Morgan Stanley Growth Opportunities	C	6.50%
LPL Financial 9785 Towne Centre Dr San Diego CA 92121-1968	Transamerica Morgan Stanley Growth Opportunities	I	18.75%
Merrill Lynch Fenner & Smith Inc 4800 Deer Lake Dr E FL 2 Jacksonville FL 32246-6486	Transamerica Morgan Stanley Growth Opportunities	I	16.08%
Prudential Investment Mgmt Svcs LLC 3 Gateway Center FL 10 100 Mulberry St Ml Stp NJ 05-11-20 Newark NJ 07102-4000	Transamerica Morgan Stanley Growth Opportunities	I	13.68%
Transamerica Asset Allocation - Moderate Growth Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Morgan Stanley Growth Opportunities	I2	39.63%
Transamerica Asset Allocation - Moderate Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Morgan Stanley Growth Opportunities	I2	36.18%
Transamerica Asset Allocation - Growth Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Morgan Stanley Growth Opportunities	I2	12.86%
Transamerica Asset Allocation - Conservative Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Morgan Stanley Growth Opportunities	I2	10.49%
National Financial Services 1 World Financial Ctr 200 Liberty St FL 5 New York NY 10281-5503	Transamerica Morgan Stanley Growth Opportunities	P	50.87%
ARC Reinsurance Corporation 4333 Edgewood Rd NE Cedar Rapids IA 52499-0001	Transamerica Morgan Stanley Growth Opportunities	P	9.70%
Charles Schwab & CO Inc 101 Montgomery St San Francisco CA 94104-4151	Transamerica Morgan Stanley Growth Opportunities	P	7.56%
Transamerica Asset Allocation-Moderate Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Morgan Stanley Mid-Cap Growth	I2	34.62%
Transamerica Asset Allocation - Moderate Growth Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Morgan Stanley Mid-Cap Growth	I2	19.42%

Name & Address	Portfolio Name	Class	Pct
Transamerica Asset Allocation - Growth Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Morgan Stanley Mid-Cap Growth	I2	12.97%
Transamerica Asset Allocation - Moderate Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Morgan Stanley Mid-Cap Growth	I2	10.52%
Transamerica Asset Allocation-Moderate VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Morgan Stanley Mid-Cap Growth	I2	9.32%
Transamerica Asset Allocation-Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Morgan Stanley Mid-Cap Growth	I2	7.28%
Transamerica Asset Allocation-Moderate Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Morgan Stanley Small Company Growth	I2	27.15%
Transamerica Asset Allocation-Moderate VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Morgan Stanley Small Company Growth	I2	16.82%
Transamerica Asset Allocation - Moderate Growth Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Morgan Stanley Small Company Growth	I2	13.71%
Transamerica Asset Allocation - Growth Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Morgan Stanley Small Company Growth	I2	13.64%
Transamerica Asset Allocation-Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Morgan Stanley Small Company Growth	I2	8.64%
Transamerica Asset Allocation - Moderate Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Morgan Stanley Small Company Growth	I2	8.41%
Transamerica Asset Allocation-Conservative VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Morgan Stanley Small Company Growth	I2	5.72%
First Clearing LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Multi-Managed Balanced	C	10.50%
Citigroup Global Markets Inc 333 W 34th St FL 7 New York NY 10001-2402	Transamerica Multi-Managed Balanced	C	10.14%
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	Transamerica Multi-Managed Balanced	C	10.11%
Merrill Lynch Fenner & Smith Inc 4800 Deer Lake Dr E FL 2 Jacksonville FL 32246-6484	Transamerica Multi-Managed Balanced	C	9.37%
Merrill Lynch Fenner & Smith Inc 4800 Deer Lake Dr E FL 2 Jacksonville FL 32246-6486	Transamerica Multi-Managed Balanced	I	47.00%
Prudential Investment Mgmt Svcs LLC 3 Gateway Center FL 10 100 Mulberry St Ml Stp NJ 05-11-20 Newark NJ 07102-4000	Transamerica Multi-Managed Balanced	I	46.47%

Name & Address	Portfolio Name	Class	Pct
National Financial Services 1 World Financial Ctr 200 Liberty St FL 5 New York NY 10281-5503	Transamerica Multi-Managed Balanced	P	56.95%
Charles Schwab & CO Inc 101 Montgomery St San Francisco CA 94104-4151	Transamerica Multi-Managed Balanced	P	13.21%
Transamerica Occidental Life Ins 11111 Santa Monica Blvd Ste 800 Los Angeles CA 90025-3333	Transamerica Multi-Managed Balanced	P	11.39%
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	Transamerica Multi-Manager Alternative Strategies Portfolio	A	11.42%
UBS WM USA Omni Account M/F 1000 Harbor Blvd 5th Floor Jersey City NJ 07310	Transamerica Multi-Manager Alternative Strategies Portfolio	A	11.24%
First Clearing LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Multi-Manager Alternative Strategies Portfolio	A	9.27%
Citigroup Global Markets Inc 333 W 34th St FL 7 New York NY 10001-2402	Transamerica Multi-Manager Alternative Strategies Portfolio	A	6.79%
Prudential Investment Mgmt Svcs LLC Gateway Center 3-10th Floor 100 Mulberry St Newark NJ 07102-4056	Transamerica Multi-Manager Alternative Strategies Portfolio	A	6.37%
First Clearing LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Multi-Manager Alternative Strategies Portfolio	C	17.18%
Merrill Lynch Fenner & Smith Inc 4800 Deer Lake Dr E FL 2 Jacksonville FL 32246-6484	Transamerica Multi-Manager Alternative Strategies Portfolio	C	12.63%
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	Transamerica Multi-Manager Alternative Strategies Portfolio	C	7.24%
Citigroup Global Markets Inc 333 W 34th St FL 7 New York NY 10001-2402	Transamerica Multi-Manager Alternative Strategies Portfolio	C	6.18%
Merrill Lynch Fenner & Smith Inc 4800 Deer Lake Dr E FL 2 Jacksonville FL 32246-6486	Transamerica Multi-Manager Alternative Strategies Portfolio	I	30.73%
Prudential Investment Mgmt Svcs LLC 3 Gateway Center FL 10 100 Mulberry St Ml Stp NJ 05-11-20 Newark NJ 07102-4000	Transamerica Multi-Manager Alternative Strategies Portfolio	I	24.63%
LPL Financial 9785 Towne Centre Dr San Diego CA 92121-1968	Transamerica Multi-Manager Alternative Strategies Portfolio	I	13.45%
Citigroup Global Markets Inc 333 W 34th St FL 7 New York NY 10001-2402	Transamerica Multi-Manager International Portfolio	A	13.44%

Name & Address	Portfolio Name	Class	Pct
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	Transamerica Multi-Manager International Portfolio	A	12.16%
UBS WM USA Omni Account M/F 1000 Harbor Blvd 5th Floor Jersey City NJ 07310	Transamerica Multi-Manager International Portfolio	A	10.29%
First Clearing LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Multi-Manager International Portfolio	A	6.35%
First Clearing LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Multi-Manager International Portfolio	B	20.11%
Merrill Lynch Fenner & Smith Inc 4800 Deer Lake Dr E FL 2 Jacksonville FL 32246-6484	Transamerica Multi-Manager International Portfolio	B	11.61%
Citigroup Global Markets Inc 333 W 34th St FL 7 New York NY 10001-2402	Transamerica Multi-Manager International Portfolio	B	7.37%
Merrill Lynch Fenner & Smith Inc 4800 Deer Lake Dr E FL 2 Jacksonville FL 32246-6484	Transamerica Multi-Manager International Portfolio	C	22.16%
Citigroup Global Markets Inc 333 W 34th St FL 7 New York NY 10001-2402	Transamerica Multi-Manager International Portfolio	C	17.26%
First Clearing LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Multi-Manager International Portfolio	C	12.94%
UBS WM USA Omni Account M/F 1000 Harbor Blvd 5th Floor Jersey City NJ 07310	Transamerica Multi-Manager International Portfolio	C	6.84%
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	Transamerica Multi-Manager International Portfolio	C	5.64%
Merrill Lynch Fenner & Smith Inc 4800 Deer Lake Dr E FL 2 Jacksonville FL 32246-6486	Transamerica Multi-Manager International Portfolio	I	59.72%
Prudential Investment Mgmt Svcs LLC 3 Gateway Center FL 10 100 Mulberry St Ml Stp NJ 05-11-20 Newark NJ 07102-4000	Transamerica Multi-Manager International Portfolio	I	13.73%
LPL Financial 9785 Towne Centre Dr San Diego CA 92121-1968	Transamerica Multi-Manager International Portfolio	I	7.45%
Transamerica Asset Allocation-Moderate Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Neuberger Berman International	I2	22.73%
Transamerica Asset Allocation - Moderate Growth Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Neuberger Berman International	I2	17.15%
Transamerica Asset Allocation - Growth Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Neuberger Berman International	I2	13.09%
Transamerica Asset Allocation-Moderate VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Neuberger Berman International	I2	12.20%

Name & Address	Portfolio Name	Class	Pct
Transamerica International Moderate Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Neuberger Berman International	I2	9.10%
Transamerica Asset Allocation-Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Neuberger Berman International	I2	7.65%
Transamerica Multi-Manager International Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Neuberger Berman International	I2	7.26%
Transamerica Asset Allocation - Moderate Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Neuberger Berman International	I2	5.25%
Transamerica Asset Allocation-Moderate Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Oppenheimer Developing Markets	I2	28.12%
Transamerica Asset Allocation - Moderate Growth Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Oppenheimer Developing Markets	I2	20.22%
Transamerica Asset Allocation - Growth Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Oppenheimer Developing Markets	I2	13.76%
Transamerica Asset Allocation-Moderate VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Oppenheimer Developing Markets	I2	10.45%
Transamerica Asset Allocation-Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Oppenheimer Developing Markets	I2	9.45%
Transamerica Multi-Manager International Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Oppenheimer Developing Markets	I2	7.24%
Transamerica Asset Allocation - Moderate Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Oppenheimer Developing Markets	I2	5.61%
Transamerica Asset Allocation-Moderate Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Oppenheimer Small- & Mid-Cap Value	I2	30.21%
Transamerica Asset Allocation - Moderate Growth Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Oppenheimer Small- & Mid-Cap Value	I2	19.41%
Transamerica Asset Allocation-Moderate VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Oppenheimer Small- & Mid-Cap Value	I2	12.46%
Transamerica Asset Allocation - Growth Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Oppenheimer Small- & Mid-Cap Value	I2	12.40%
Transamerica Asset Allocation - Moderate Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Oppenheimer Small- & Mid-Cap Value	I2	10.56%
Transamerica Asset Allocation-Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Oppenheimer Small- & Mid-Cap Value	I2	8.04%
Transamerica Asset Allocation-Moderate VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica PIMCO Real Return TIPS	I2	32.37%
Transamerica Asset Allocation-Moderate Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica PIMCO Real Return TIPS	I2	20.61%
Transamerica Asset Allocation-Conservative VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica PIMCO Real Return TIPS	I2	16.71%
Transamerica Asset Allocation - Moderate Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica PIMCO Real Return TIPS	I2	12.52%

Name & Address	Portfolio Name	Class	Pct
Transamerica Asset Allocation - Conservative Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica PIMCO Real Return TIPS	I2	7.82%
Transamerica Asset Allocation - Moderate Growth Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica PIMCO Real Return TIPS	I2	5.83%
Transamerica Asset Allocation - Moderate Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica PIMCO Total Return	I2	40.34%
Transamerica Asset Allocation - Conservative Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica PIMCO Total Return	I2	30.79%
Transamerica Asset Allocation - Moderate Growth Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica PIMCO Total Return	I2	26.37%
Transamerica Asset Allocation-Moderate Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Schroders International Small Cap	I2	24.28%
Transamerica Asset Allocation - Moderate Growth Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Schroders International Small Cap	I2	13.04%
Transamerica Asset Allocation - Growth Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Schroders International Small Cap	I2	13.02%
Transamerica Asset Allocation-Moderate VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Schroders International Small Cap	I2	9.67%
Transamerica International Moderate Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Schroders International Small Cap	I2	9.13%
Transamerica Multi-Manager International Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Schroders International Small Cap	I2	8.76%
Transamerica Asset Allocation - Moderate Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Schroders International Small Cap	I2	7.99%
Transamerica Asset Allocation-Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Schroders International Small Cap	I2	7.69%
NFS LLC FEBO Transamerica Life Ins Company 1150 S Olive St Ste 2700 Los Angeles CA 90015-2211	Transamerica Systematic Small/Mid Cap Value	A	12.70%
UBS WM USA Omni Account M/F 1000 Harbor Blvd 5th Floor Jersey City NJ 07310	Transamerica Systematic Small/Mid Cap Value	A	10.55%
Citigroup Global Markets Inc 333 W 34th St FL 7 New York NY 10001-2402	Transamerica Systematic Small/Mid Cap Value	A	5.93%
Prudential Investment Mgmt Svcs LLC 3 Gateway Center FL 11 100 Mulberry St Ml Stp NJ 05-11-20 Newark NJ 07102-4000	Transamerica Systematic Small/Mid Cap Value	A	5.10%
First Clearing LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Systematic Small/Mid Cap Value	B	32.38%
Merrill Lynch Pierce Fenner & Smith Inc 4800 Deer Lake Dr E FL 2 Jacksonville FL 32246-6484	Transamerica Systematic Small/Mid Cap Value	B	12.93%
Citigroup Global Markets Inc 333 W 34th St FL 7 New York NY 10001-2402	Transamerica Systematic Small/Mid Cap Value	B	8.66%

Name & Address	Portfolio Name	Class	Pct
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	Transamerica Systematic Small/Mid Cap Value	B	5.07%
Merrill Lynch Fenner & Smith Inc 4800 Deer Lake Dr E FL 2 Jacksonville FL 32246-6484	Transamerica Systematic Small/Mid Cap Value	C	17.70%
First Clearing LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Systematic Small/Mid Cap Value	C	15.41%
Citigroup Global Markets Inc 333 W 34th St FL 7 New York NY 10001-2402	Transamerica Systematic Small/Mid Cap Value	C	12.15%
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	Transamerica Systematic Small/Mid Cap Value	C	6.92%
UBS WM USA Omni Account M/F 1000 Harbor Blvd 5th Floor Jersey City NJ 07310	Transamerica Systematic Small/Mid Cap Value	C	5.35%
Merrill Lynch Fenner & Smith Inc 4800 Deer Lake Dr E FL 2 Jacksonville FL 32246-6486	Transamerica Systematic Small/Mid Cap Value	I	42.61%
NFS LLC FEBO Huntington National Bank 7 Easton Oval # Ea4E70 Columbus OH 43219-6010	Transamerica Systematic Small/Mid Cap Value	I	15.75%
Prudential Investment Mgmt Svcs LLC 3 Gateway Center FL 10 100 Mulberry St Ml Stp NJ 05-11-20 Newark NJ 07102-4000	Transamerica Systematic Small/Mid Cap Value	I	14.40%
LPL Financial 9785 Towne Centre Dr San Diego CA 92121-1968	Transamerica Systematic Small/Mid Cap Value	I	7.83%
NFS LLC FEBO State Street Bank Trust Co 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Systematic Small/Mid Cap Value	I2	100.00%
Transamerica Asset Allocation-Moderate Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Third Avenue Value	I2	24.87%
Transamerica Asset Allocation - Moderate Growth Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Third Avenue Value	I2	23.42%
Transamerica Asset Allocation - Growth Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Third Avenue Value	I2	13.78%
Transamerica Asset Allocation - Moderate Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Third Avenue Value	I2	11.36%
Transamerica Asset Allocation-Moderate VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Third Avenue Value	I2	9.61%
Transamerica Asset Allocation-Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Third Avenue Value	I2	7.49%
Transamerica Asset Allocation - Conservative Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Third Avenue Value	I2	5.36%
Transamerica Asset Allocation-Moderate Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Thornburg International Value	I2	32.08%

Name & Address	Portfolio Name	Class	Pct
Transamerica Asset Allocation-Moderate VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Thornburg International Value	I2	16.42%
Transamerica Asset Allocation - Moderate Growth Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Thornburg International Value	I2	11.96%
Transamerica Multi-Manager International Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Thornburg International Value	I2	8.76%
Transamerica Asset Allocation - Growth Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Thornburg International Value	I2	8.02%
Transamerica Asset Allocation-Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Thornburg International Value	I2	6.21%
Transamerica International Moderate Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Thornburg International Value	I2	5.05%
Transamerica Asset Management Inc 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica TS&W International Equity	A	29.47%
State Street Bank Custodian SIM IRA Karen J Robillard 503 Park Ave Laramie WY 82070-3846	Transamerica TS&W International Equity	A	14.63%
State Street Bank Custodian SIM IRA Gregory R Smith 503 Park Ave Laramie WY 82070-3846	Transamerica TS&W International Equity	A	14.63%
Charles Schwab & Co 101 Montgomery St San Francisco CA 94104-4151	Transamerica TS&W International Equity	A	12.70%
Pershing LLC PO Box 2052 Jersey City NJ 07303-2052	Transamerica TS&W International Equity	A	8.61%
State Street Bank Custodian IRA A/C Patricia M Patrick 14 Ruth Ter Albany NY 12203-4216	Transamerica TS&W International Equity	A	7.04%
American Enterprise Investment Svcs FBO 171349821 PO Box 9446 Minneapolis MN 55440-9446	Transamerica TS&W International Equity	A	5.39%
Transamerica Asset Management Inc 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica TS&W International Equity	C	77.75%
Ameritrade Inc FBO 7739000631 PO Box 2226 Omaha NE 68103-2226	Transamerica TS&W International Equity	C	8.07%
Jia Cui TOD 10360 Medlock Bridge Rd Ste G Duluth GA 30097-5927	Transamerica TS&W International Equity	C	7.04%
Charles Schwab & CO Inc 101 Montgomery St San Francisco CA 94104-4151	Transamerica TS&W International Equity	I	58.02%
Capinco C/O US Bank PO Box 1787 Milwaukee WI 53201-1787	Transamerica TS&W International Equity	I	7.02%
Transamerica International Moderate Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica TS&W International Equity	I2	100.00%
Transamerica Asset Allocation-Moderate Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica UBS Large Cap Value	I2	26.35%

Name & Address	Portfolio Name	Class	Pct
Transamerica Asset Allocation - Moderate Growth Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica UBS Large Cap Value	I2	19.38%
Transamerica Asset Allocation - Growth Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica UBS Large Cap Value	I2	13.46%
Transamerica Asset Allocation-Moderate VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica UBS Large Cap Value	I2	13.42%
Transamerica Asset Allocation - Moderate Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica UBS Large Cap Value	I2	9.07%
Transamerica Asset Allocation-Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica UBS Large Cap Value	I2	8.75%
Transamerica Multi-Manager Alternative Strategies Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Water Island Arbitrage Strategy	I2	43.32%
Transamerica Asset Allocation - Moderate Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Water Island Arbitrage Strategy	I2	23.03%
Transamerica Asset Allocation - Conservative Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Water Island Arbitrage Strategy	I2	15.79%
Transamerica Asset Allocation - Moderate Growth Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Water Island Arbitrage Strategy	I2	10.63%
Transamerica Asset Allocation - Growth Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Water Island Arbitrage Strategy	I2	7.23%
Citigroup Global Markets Inc 333 W 34th St FL 7 New York NY 10001-2402	Transamerica WMC Diversified Equity	C	8.00%
First Clearing LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica WMC Diversified Equity	C	6.06%
Patrick S Baird & Judith A Baird 464 Dows Rd Cedar Rapids IA 52403-7002	Transamerica WMC Diversified Equity	I	62.27%
Patrick S Baird & Judith A Baird 464 Dows Rd Cedar Rapids IA 52403-7002	Transamerica WMC Diversified Equity	I	6.82%
Transamerica Asset Allocation - Moderate Growth Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica WMC Diversified Equity	I2	45.60%
Transamerica Asset Allocation - Growth Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica WMC Diversified Equity	I2	23.73%
Transamerica Asset Allocation - Moderate Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica WMC Diversified Equity	I2	20.94%
Transamerica Asset Allocation - Conservative Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica WMC Diversified Equity	I2	8.03%

Name & Address	Portfolio Name	Class	Pct
National Financial Services 1 World Financial Ctr 200 Liberty St 5th Fl New York NY 10281-5503	Transamerica WMC Diversified Equity	P	86.74%
Merrill Lynch Life Insurance Co Investor Choice Annuity - IRA 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica WMC Diversified Growth	A	22.92%
First Clearing LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica WMC Diversified Growth	C	9.96%
Citigroup Global Markets Inc 333 W 34th St FL 7 New York NY 10001-2402	Transamerica WMC Diversified Growth	C	7.50%
Prudential Investment Mgmt Svcs LLC 3 Gateway Center FL 10 100 Mulberry St Ml Stp NJ 05-11-20 Newark NJ 07102-4000	Transamerica WMC Diversified Growth	I	32.20%
LPL Financial 9785 Towne Centre Dr San Diego CA 92121-1968	Transamerica WMC Diversified Growth	I	29.51%
Merrill Lynch Fenner & Smith Inc 4800 Deer Lake Dr E FL 2 Jacksonville FL 32246-6486	Transamerica WMC Diversified Growth	I	13.74%
Transamerica Asset Allocation - Moderate Growth Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica WMC Diversified Growth	I2	42.21%
Transamerica Asset Allocation - Moderate Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica WMC Diversified Growth	I2	24.49%
Transamerica Asset Allocation - Growth Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica WMC Diversified Growth	I2	22.51%
Transamerica Asset Allocation - Conservative Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica WMC Diversified Growth	I2	7.53%
National Financial Services 1 World Financial Ctr 200 Liberty St FL 5 New York NY 10281-5503	Transamerica WMC Diversified Growth	P	37.41%
Charles Schwab & CO Inc 101 Montgomery St San Francisco CA 94104-4151	Transamerica WMC Diversified Growth	P	33.08%
Transamerica Asset Allocation-Moderate Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica WMC Emerging Markets	I2	17.11%
Transamerica Asset Allocation - Moderate Growth Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica WMC Emerging Markets	I2	11.02%
Transamerica Asset Allocation-Moderate VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica WMC Emerging Markets	I2	9.01%
MAC & Co PO Box 3198 525 William Penn Place Pittsburgh PA 15230-3198	Transamerica WMC Emerging Markets	I2	8.40%

Name & Address	Portfolio Name	Class	Pct
Transamerica Multi-Manager International Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica WMC Emerging Markets	I2	7.47%
Transamerica Asset Management Inc 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica WMC Quality Value	A	25.37%
American Enterprise Investment Svcs FBO 674235251 PO Box 9446 Minneapolis MN 55440-9446	Transamerica WMC Quality Value	A	5.98%
Transamerica Asset Management Inc 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica WMC Quality Value	C	16.29%
LPL Financial 9785 Towne Centre Drive San Diego CA 92121-1968	Transamerica WMC Quality Value	C	5.30%
LPL Financial 9785 Towne Centre Dr San Diego CA 92121-1968	Transamerica WMC Quality Value	I	38.78%
Transamerica Asset Management Inc 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica WMC Quality Value	I	36.62%
Raymond James & Assoc Inc FBO Elizabeth Ann Jordt IRA 835 Jolanda Cir Venice FL 34285-4441	Transamerica WMC Quality Value	I	5.73%
Transamerica Asset Allocation-Moderate Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica WMC Quality Value	I2	24.47%
Transamerica Asset Allocation - Moderate Growth Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica WMC Quality Value	I2	21.22%
Transamerica Asset Allocation-Moderate VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica WMC Quality Value	I2	13.72%
Transamerica Asset Allocation - Growth Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica WMC Quality Value	I2	13.25%
Transamerica Asset Allocation - Moderate Portfolio 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica WMC Quality Value	I2	9.19%
Transamerica Asset Allocation-Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica WMC Quality Value	I2	8.35%
Transamerica Asset Allocation-Conservative VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica WMC Quality Value	I2	5.17%

Transamerica ICAP Select Equity and Transamerica Logan Circle Emerging Markets Debt commenced operations on August 31, 2011, thus no shareholders owned beneficially or of record 5% of the outstanding shares of these funds as of August 1, 2011.

MISCELLANEOUS

ORGANIZATION

Each fund is a series of Transamerica Funds, a Delaware statutory trust that currently is governed by an Amended and Restated Declaration of Trust (“Declaration of Trust”) dated November 1, 2007. The Trust, which was organized in 2005, is the successor to a Massachusetts business trust named Transamerica IDEX Mutual Funds. Prior to 2004, that Massachusetts business trust was known as IDEX Mutual Funds, and prior to 1999, as IDEX Series Fund. On January 8, 2008, the Board of Trustees of the Trust, unanimously approved the name change of Transamerica IDEX Mutual Funds to Transamerica Funds, effective March 1, 2008.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits Transamerica Funds to issue an unlimited number of shares of beneficial interest. Shares of Transamerica Funds are fully paid and nonassessable when issued. Shares of Transamerica Funds have no preemptive, cumulative voting, conversion or subscription rights. Shares of Transamerica Funds are fully transferable but Transamerica Funds is not bound to recognize any transfer until it is recorded on the books.

The shares of beneficial interest are divided into eight classes: Class A, Class B, Class C, Class I, Class I2, Class P, Class R and Class T. Not all Transamerica Funds offer all classes of shares. Each class represents interests in the same assets of the fund and differ as follows: each class of shares has exclusive voting rights on matters pertaining to its plan of distribution or any other matter appropriately limited to that class; the classes are subject to differing sales charges as described in the prospectus; Class A, Class B, Class C, Class P and Class R shares are subject to ongoing distribution and service fees and Class I, Class I2 and Class T shares have no annual distribution and service fees; each class may bear differing amounts of certain class-specific expenses; and each class has a separate exchange privilege.

Effective as of July 15, 2010, Class B shares are longer offered for purchase, including to existing Class B shareholders, except in the limited circumstances as described above.

Class T shares are not available to new investors; only existing Class T shareholders may purchase additional Class T shares.

Class P shares are closed to new investors, except for investors that purchase through certain fund supermarket platforms, certain fee-based programs, retirement plan intermediaries, and registered investment advisers that maintain a sales agreement with the funds’ distributor. Investors who received Class P shares in connection with the reorganization of a Transamerica Fund may continue to invest in Class P shares, but may not open new accounts.

All shares designated as Class C shares prior to March 1, 2004 were renamed as Class C2 shares on that date. All shares designated as Class L shares prior to March 1, 2004 were renamed as Class C shares with different fees and expenses than the previous Class L shares. All shares previously designated as Class C2 shares on March 1, 2004 were converted to Class C shares on June 15, 2004. On September 24, 2004, Class M shares were converted into Class C shares. On November 30, 2009, all shares previously designated as Class I shares were redesignated as Class I2 shares.

Transamerica Funds does not anticipate that there will be any conflicts between the interests of holders of the different classes of shares of the same fund by virtue of these classes. On an ongoing basis, the Board of Trustees will consider whether any such conflict exists and, if so, take appropriate action. On any matter submitted to a vote of shareholders of a series or class, each full issued and outstanding share of that series or class has one vote.

The Declaration of Trust provides that each of the Trustees will continue in office until the termination of Transamerica Funds or until the next meeting of shareholders called for the purpose of considering the election or re-election of such Trustee or of a successor to such Trustee, and until his successor, if any, is elected, qualified and serving as a Trustee hereunder. Vacancies may be filled by a majority of the remaining trustees, subject to certain limitations imposed by the 1940 Act. Subject to the foregoing, shareholders have the power to vote for the election and removal of trustees, and on any other matters on which a shareholder vote is required by the 1940 Act or at the request of the Trustees.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst and Young LLP, located at 200 Clarendon Street, Boston, MA 02116, serves as independent registered public accounting firm for Transamerica Funds.

CODES OF ETHICS

Transamerica Funds, TAM, each sub-adviser and TCI each has adopted a code of ethics, as required by applicable law, which is designed to prevent affiliated persons of Transamerica Funds, TAM, a sub-adviser and TCI from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the funds (which may also be held by persons subject to a code of ethics). There can be no assurance that the codes of ethics will be effective in preventing such activities.

PROXY VOTING POLICIES AND PROCEDURES

As detailed in the Transamerica Funds’ Proxy Voting Policies and Procedures below, Transamerica Funds uses the proxy voting policies and procedures of the sub-advisers to determine how to vote proxies relating to securities held by Transamerica Funds. The proxy voting policies and procedures of TAM and each sub-adviser are attached or summarized in Appendix A.

Transamerica Funds files Form N-PX, with the complete proxy voting records of the funds for the 12 months ended June 30th, no later than August 31st of each year. The form is available without charge: (1) from Transamerica Funds, upon request by calling 1-888-233-4339; and (2) on the SEC’s website at www.sec.gov.

PROXY VOTING POLICIES AND PROCEDURES

I.	Statement of Principle

The funds seek to assure that proxies received by the funds are voted in the best interests of the funds’ stockholders and have accordingly adopted these procedures.

II.	Delegation of Proxy Voting/Adoption of Adviser and Sub-Adviser Policies

Each fund delegates the authority to vote proxies related to portfolio securities to TAM (the “Adviser”), as investment adviser to each fund, which in turn delegates proxy voting authority for most portfolios of the fund to the Sub-Adviser retained to provide day-to-day portfolio management for that portfolio. The Board of Trustees (“Board”) of each fund adopts the proxy voting policies and procedures of the Adviser and Sub-Advisers as the proxy voting policies and procedures (each a “Proxy Voting Policy”) that will be used by each of these respective entities when exercising voting authority on behalf of the fund. These policies and procedures are herein.

III.	Annual Review of Proxy Voting Policies of Adviser and Sub-Advisers

No less frequently than once each calendar year, the Proxy Voting Administrator will request each Sub-Adviser to provide a current copy of its Proxy Voting Policy, or certify that there have been no material changes to its Proxy Voting Policy or that all material changes have been previously provided for review, and verify that such Proxy Voting Policy is consistent with those of the funds and Adviser. Any inconsistency between the Sub-Adviser’s Proxy Voting Policy and that of the funds or Adviser shall be reconciled by the Proxy Voting Administrator before presentation for approval by the Board.

The Proxy Voting Administrator will provide an electronic copy of each Board approved Proxy Voting Policy to the legal department for inclusion in applicable SEC filings.

IV.	Securities on Loan

The Board of the funds have authorized the Adviser, in conjunction with State Street Bank and Trust Company (“State Street”), to lend portfolio securities on behalf of the funds. Securities on loan generally are voted by the borrower of such securities. Should a Sub-Adviser to the fund wish to exercise its vote for a particular proxy, the Adviser will immediately contact State Street and terminate the loan.

Last Revised: November 13, 2009

FINANCIAL STATEMENTS

Financial statements and financial highlights for each fund (except as noted below) are incorporated herein by reference from the Transamerica Funds Annual Report for the fiscal year ended October 31, 2010, and the Semi-Annual Report for the fiscal period ended April 30, 2011. The Annual Report was filed with the SEC on December 29, 2010 (Accession No. 0000950123-10-117062), and the Semi-Annual Report was filed with the SEC on July 1, 2011 (Acession No. 0000950123-11-063513), and both are available without charge upon request by calling Customer Service at (888) 233-4339.

Transamerica Water Island Arbitrage Strategy commenced operations on May 1, 2011; Transamerica ICAP Select Equity and Transamerica Logan Circle Emerging Markets Debt commenced operations on August 31, 2011. The Annual Report and the Semi-Annual Report for these funds will be sent to shareholders once they become available.

Transamerica TS&W International Equity acquired the assets and assumed the liabilities of the TS&W International Equity Portfolio, a separate series of The Advisors’ Inner Circle Fund (the “predecessor fund”), on February 28, 2011. As a result of the reorganization, Transamerica TS&W International Equity is the accounting successor of the TS&W International Equity Portfolio. As accounting successor, the operating history of the TS&W International Equity Portfolio will be used for financial reporting purposes. The TS&W International Equity Portfolio’s financial statements and financial highlights for the fiscal year ended October 31, 2010 have been audited by PricewaterhouseCoopers LLP, independent registered certified public accounting firm, and are incorporated herein by reference. The Annual Report was filed with the SEC on December 17, 2010 (Accession No. 0000950123-10-114656) and is available without charge upon request by calling Customer Service at (888) 233-4339.

APPENDIX A

AEGON USA Investment Management, LLC

COMPLIANCE MANUAL

SECURITIES VOTING POLICY

1. Introduction

Normally, clients for which AEGON USA Investment Management, LLC (“AUIM”) has sufficient discretionary investment authority expect AUIM to vote client securities in accordance with AUIM’s Securities Voting Policy (the “Policy”). As a result, AUIM will vote on behalf of all client accounts for which it has requisite discretionary authority except for situations in which any client notifies AUIM in writing that it has retained, and intends to exercise, the authority to vote their own securities. Clients may also ask AUIM to vote their securities in accordance with specific guidelines furnished by the client.

AUIM primarily manages client portfolios of debt securities and does not function to a significant extent, as a manager of equity securities. AUIM does however, manage several mutual funds, the investment strategy of which involves investments in exchange traded funds (“ETFs”). These ETFs are equity securities and have traditional proxies associated with them. For most clients, the issues with respect to which AUIM votes client securities generally involve amendments to loan documentation, borrower compliance with financial covenants, registration rights, prepayments, and insolvency and other distressed credit situations, rather than issues more commonly voted upon by holders or managers of equity securities, e.g. board of directors matters, general matters of corporate governance, choice of auditors and corporate social and environmental positions. Occasionally, however, AUIM’s fixed income invested clients receive equity securities resulting from the restructure of debt security investments or other special situations.

2. Statement of Policy

It is the policy of AUIM to vote client securities in the best interest of its clients at all times. In general, votes will be determined on a case-by-case basis, after taking into consideration all factors relevant to the issues presented.

Because the issues on which AUIM votes client debt securities are unique to each particular borrower and relevant fact situation, and do not lend themselves to broad characterization as do many issues associated with the voting of equity security proxies, AUIM does not maintain voting policy guidelines regarding categories of issues that may come before debt security holders from time to time. AUIM, however, has adopted such guidelines for use in situations in which AUIM votes client equity securities. These guidelines provide a roadmap for arriving at voting decisions and are not meant to be exhaustive of all issues that may be raised in any or all proxy ballots or other voting opportunities. The guidelines are attached to this Policy as Appendix A. To the extent relevant and appropriate, AUIM will consider these guidelines when voting client debt securities.

It is the responsibility of each AUIM personnel with authority to vote client securities to be aware of and vote client securities in accordance with this Policy. The Chief Compliance Officer is responsible for monitoring compliance with this Policy. At the discretion of the Chief Compliance Officer, issues related to this Policy may be raised to the level of the Management Review Committee (as that term is defined in the Code of Ethics) for their consideration.

3. Use of Independent Third Party

Because of the expertise of its staff with the issues upon which it votes client debt securities generally, AUIM will not maintain the services of a qualified independent third party (an “Independent Third Party”) to provide guidance on such matters. Nevertheless, in appropriate situations AUIM will consider retaining the services of an Independent Third Party (either directly or via similar engagements made by affiliates) to assist with voting issues associated with client equity securities. In any such case, AUIM will consider the research provided by the Independent Third Party when making voting decisions; however, the final determination on voting rests with AUIM.

4. Conflicts of Interest Between AUIM and Clients

AUIM recognizes the potential for material conflicts that may arise between its own interests and those of its clients. To address these concerns, AUIM will take one of the following steps to avoid any impropriety or the appearance of impropriety in any situation involving a conflict of interest:

a. Vote in accordance with the recommendation of the Independent Third Party;

b. Obtain the guidance of the client(s) whose account(s) are involved in the conflict;

c. Obtain the review of the General Counsel of AUIM, or

d. Vote in strict accordance with the Guidelines.

5. Provision of the Policy to Clients

AUIM will make available to all clients a copy of its Policy. A copy of the Policy will be mailed, either electronically or through the postal service, to any client at any time upon request.

At a client’s request, AUIM will make available information with respect to how AUIM voted that particular client’s securities.

Effective: October 5, 2004

Revised: January 31, 2008

Revised: February 3, 2010

AEGON USA INVESTMENT MANAGEMENT, LLC

SECURITIES VOTING POLICY

APPENDIX A

SECURITIES VOTING POLICY GUIDELINES

The following is a concise summary of AUIM’s securities voting policy guidelines.

1. Auditors

Vote FOR proposals to ratify auditors, unless any of the following apply:

•	An auditor has a financial interest in or association with the company, and is therefore not independent,
•	Fees for non-audit services are excessive, or
•	There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position.

2. Board of Directors

Voting on Director Nominees in Uncontested Elections

Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: independence of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance, responsiveness to shareholder proposals, any egregious board actions, and any excessive non-audit fees or other potential auditor conflicts.

Classification/Declassification of the Board

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

Independent Chairman (Separate Chairman/CEO)

Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, certain factors should be taken into account in determining whether the proposal warrants support. These factors include the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by outside directors of CEO pay.

Majority of Independent Directors/Establishment of Committees

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by AUIM’s definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

3. Shareholder Rights

Shareholder Ability to Act by Written Consent

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Call Special Meetings

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

Cumulative Voting

Vote AGAINST proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company’s other governance provisions.

Confidential Voting

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

4. Proxy Contests

Voting for Director Nominees in Contested Elections

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management’s track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

5. Poison Pills

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company’s poison pill and management proposals to ratify a poison pill.

6. Mergers and Corporate Restructurings

Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

7. Reincorporation Proposals

Proposals to change a company’s state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8. Capital Structure

Common Stock Authorization

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis.

Vote on proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights on a CASE-BY-CASE basis.

Vote on proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain on a CASE-BY-CASE basis.

Dual-class Stock

Vote on proposals to create a new class of common stock with superior voting rights on a CASE-BY-CASE basis.

Vote on proposals to create a new class of nonvoting or subvoting common stock on a CASE-BY-CASE basis, reviewing in particular if:

• It is intended for financing purposes with minimal or no dilution to current shareholders

• It is not designed to preserve the voting power of an insider or significant shareholder

9. Executive and Director Compensation

Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. AUIM reviews Executive and Director compensation plans (including broad-based option plans) in the context of the transfer of shareholder wealth. This review encompasses not only a comparison of a plan relative to peer companies, but also on an absolute basis, considering the cost of the plan vs. the operating income and overall profitability of the firm in question.

Vote AGAINST equity plans that explicitly permit repricing or where the company has a history of repricing without shareholder approval.

Management Proposals Seeking Approval to Reprice Options

Vote AGAINST proposals by management seeking approval to reprice options.

Employee Stock Purchase Plans

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Vote FOR employee stock purchase plans where all of the following apply:

• Purchase price is at least 85 percent of fair market value

• Offering period is 27 months or less, and

• Potential voting power dilution (VPD) is ten percent or less.

Vote AGAINST employee stock purchase plans where any of the opposite conditions apply.

Shareholder Proposals on Compensation

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

10. Social and Environmental Issues

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

AQR Capital Management, LLC

PROXY POLICY

1. General

Investment Advisers Act of 1940 Rule 206(4)-6 imposes a number of requirements on investment advisers that have voting authority with respect to securities held in their clients’ accounts. The SEC states that the duty of care requires an adviser with proxy voting authority to monitor corporate actions and to vote the proxies. To satisfy its duty of loyalty, an adviser must cast the proxy votes in a manner consistent with the best interests of its clients, and must never put the adviser’s own interests above those of its clients. These written policies and procedures are designed to reasonably ensure that AQR Capital Management, LLC (“AQR”) votes proxies in the best interest of clients over whom AQR has voting authority; and describes how AQR addresses material conflicts between its interests and those of its clients with respect to proxy voting.

2. Proxy Guidelines

Generally, AQR will vote based upon the recommendations of ISS Governance Services (“ISS”), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, recordkeeping and vote disclosure services. An addendum to this policy contains a summary of the Proxy Voting Guidelines employed by ISS and adopted by AQR for voting proxies. Although ISS’ analyses are reviewed and considered in making a final voting decision, AQR will make the ultimate decision. As a matter of policy, the employees, officers, or principals of AQR will not be influenced by outside sources whose interests conflict with the interests of its Clients. In addition, unless prior approval is obtained from AQR’s CCO the following must be adhered to:

(a) AQR shall not engage in conduct that involves an attempt to change or influence the control of a public company. In addition, all communications regarding proxy issues or corporate actions between companies or their agents, or with fellow shareholders shall be for the sole purpose of expressing and discussing AQR’s concerns for its advisory clients’ interests and not for an attempt to influence or control management.

(b) AQR will not announce its voting intentions and the reasons therefore.

(c) AQR shall not participate in a proxy solicitation or otherwise seek proxy-voting authority from any other public company shareholder. AQR has the responsibility to process proxies and maintain proxy records pursuant to SEC rules and regulations. Therefore, AQR will attempt to process every vote it receives for all domestic and foreign proxies. However, there may be situations in which AQR cannot vote proxies. For example:

• If the cost of voting a proxy outweighs the benefit of voting, AQR may refrain from processing that vote.

• AQR may not be given enough time to process the vote. For example ISS through no fault of its own, may receive a meeting notice from the company too late, or may be unable to obtain a timely translation of the agenda.

• If AQR has outstanding sell orders or intends to sell, the proxies for those meetings may not be voted in order to facilitate the sale of those securities. Although AQR may hold shares on a company’s record date, should it sell them prior to the company’s meeting date, AQR ultimately may decide not to vote those shares.

• AQR will generally refrain from voting proxies on foreign securities that are subject to share blocking restrictions.

AQR may vote against an agenda item where no further information is provided, particularly in non-U.S. markets. AQR may also enter an “abstain” vote on the election of certain directors from time to time based on individual situations, particularly where AQR is not in favor of electing a director and there is no provision for voting against such director.

If an AQR portfolio manager determines that the interests of clients are best served by voting differently from the ISS recommended vote, approval must be obtained from the CCO or designee. AQR will adhere to the Conflict of Interest (below) section of this policy in all instances where the recommended vote is not taken. AQR will periodically review the outside party’s voting standards and guidelines to make certain that proxy issues are voted in accordance with the adopted proxy voting guidelines and the avoidance of conflicts of interest.

3. Proxy Procedures

AQR has engaged ISS to assist in the administrative aspects for the voting of proxies. ISS is responsible for coordinating with Clients’ custodians to ensure that all proxy materials received by the custodians relating to the Clients’ portfolio securities are processed in a timely fashion. To the extent applicable, ISS votes all proxies in accordance with its own proxy voting guidelines (please see Proxy Guidelines above), which have been reviewed and adopted by AQR. The CCO shall supervise the proxy voting process.

Upon request, AQR will furnish a copy of the policies and procedures to the requesting client and information on how the client’s proxies were voted.

4. Conflicts of Interest

Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may exist, for example, if AQR has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Any individual with knowledge of a personal conflict of interest (e.g., familial relationship with company management) relating to a particular referral item shall disclose that conflict to the CCO and otherwise remove him or herself from the proxy voting process. The CCO will review each item referred to by AQR’s investment professionals to determine if a conflict of interest exists and will draft a Conflicts Report for each referral item that

(1) describes any conflict of interest;

(2) discusses the procedures used to address such conflict of interest; and (3) discloses any contacts from parties outside AQR (other than routine communications from proxy solicitors) with respect to the referral item not otherwise reported in an investment professional’s recommendation. The Conflicts Report will also include written confirmation that any recommendation from an investment professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

PROXY VOTING GUIDELINES

Date Modified: 8/17/10 CONFIDENTIAL

BlackRock Investment Management, LLC

PROXY VOTING GUIDELINES FOR U.S. SECURITIES

December 2009

These guidelines should be read in conjunction with BlackRock’s Global Corporate Governance and Engagement Principles.

Introduction

BlackRock, Inc. and its subsidiaries (collectively, “BlackRock”) seek to make proxy voting decisions in the manner most likely to protect and promote the economic value of the securities held in client accounts. The following issue-specific proxy voting guidelines (the “Guidelines”) are intended to summarize BlackRock’s general philosophy and approach to issues that may commonly arise in the proxy voting context for U.S. Securities. These Guidelines are not intended to limit the analysis of individual issues at specific companies and are not intended to provide a guide to how BlackRock will vote in every instance. Rather, they share our view about corporate governance issues generally, and provide insight into how we typically approach issues that commonly arise on corporate ballots. They are applied with discretion, taking into consideration the range of issues and facts specific to the company and the individual ballot item.

Voting Guidelines

These guidelines are divided into six key themes which group together the issues that frequently appear on the agenda of annual and extraordinary meetings of shareholders.

The six key themes are:

•	Boards and directors
•	Auditors and audit-related issues
•	Capital structure, mergers, asset sales and other special transactions
•	Remuneration and benefits
•	Social, ethical and environmental issues
•	General corporate governance matters

Boards and directors

Director elections

BlackRock generally supports board nominees in most uncontested elections. However, BlackRock may withhold votes from the entire board in certain situations, including, but not limited to:

Where a board fails to implement shareholder proposals that receive a majority of votes cast at a prior shareholder meeting, and the proposals, in our view, have a direct and substantial impact on shareholders’ fundamental rights or long-term economic interests.

Where a board implements or renews a poison pill without seeking shareholder approval beforehand or within a reasonable period of time after implementation.

BlackRock may withhold votes from members of particular board committees (or prior members, as the case may be) in certain situations, including, but not limited to:

An insider or affiliated outsider who sits on any of the board’s key committees (i.e., audit, compensation, nominating and governance), which we believe generally should be entirely independent. However, BlackRock will examine a board’s complete profile when questions of independence arise prior to casting a withhold vote for any director. For controlled companies, as defined by the U.S. stock exchanges, we will only vote against insiders or affiliates who sit on the audit committee, but not other key committees.

Members of the audit committee during a period when the board failed to facilitate quality, independent auditing.

Members of the audit committee where substantial accounting irregularities suggest insufficient oversight by that committee.

Members of the audit committee during a period in which we believe the company has aggressively accounted for its equity compensation plans.

Members of the compensation committee during a period in which executive compensation appears excessive relative to performance and peers, and where we believe the compensation committee has not already substantially addressed this issue.

Members of the compensation committee where the company has repriced options without contemporaneous shareholder approval.

The chair of the nominating committee, or where no chair exists, the nominating committee member with the longest tenure, where board members have previously received substantial withhold votes and the board has not taken appropriate action to respond to shareholder concerns. This may not apply in cases where BlackRock did not support the initial withhold vote.

The chair of the nominating committee, or where no chair exists, the nominating committee member with the longest tenure, where the board is not composed of a majority of independent directors. However, this would not apply in the case of a controlled company.

BlackRock may withhold votes from individual board members in certain situations, including, but not limited to:

Where BlackRock obtains evidence that casts significant doubt on a director’s qualifications or ability to represent shareholders.

Where it appears the director has acted (at the company or at other companies) in a manner that compromises his or her reliability in representing the best long-term economic interests of shareholders.

Where a director has a pattern of attending less than 75% of combined board and applicable key committee meetings.

Age limits / term limits

We typically oppose limits on the pool of directors from which shareholders can choose their representatives, especially where those limits are arbitrary or unrelated to the specific performance or experience of the director in question.

Board size

We generally defer to the board in setting the appropriate size. We believe directors are generally in the best position to assess what size is optimal to ensure a board’s effectiveness. However, we may oppose boards that appear too small to allow for effective shareholder representation or too large to function efficiently.

Classified board of directors / staggered terms

A classified board of directors is one that is divided into classes (generally three), each of which is elected on a staggered schedule (generally for three years). At each annual meeting, only a single class of directors is subject to reelection (generally one-third of the entire board).

We believe that classification of the board dilutes shareholders’ right to evaluate promptly a board’s performance and limits shareholder selection of their representatives. By not having the mechanism to immediately address concerns we may have with any specific director, we lose the ability to provide valuable feedback to the company. Furthermore, where boards are classified, director entrenchment is more likely, because review of board service generally only occurs every three years. Therefore, we typically vote against classification and for proposals to eliminate board classification.

Cumulative voting for directors

Cumulative voting allocates one vote for each share of stock held, times the number of directors subject to election. A shareholder may cumulate his/her votes and cast all of them in favor of a single candidate, or split them among any combination of candidates. By making it possible to use their cumulated votes to elect at least one board member, cumulative voting is typically a mechanism through which minority shareholders attempt to secure board representation.

BlackRock may support cumulative voting proposals at companies where the board is not majority independent. However, we may oppose proposals that further the candidacy of minority shareholders whose interests do not coincide with our fiduciary responsibility.

Director compensation and equity programs

We believe that compensation for independent directors should be structured to align the interests of the directors with those of shareholders, whom the directors have been elected to represent. We believe that independent director compensation packages based on the company’s long-term performance and that include some form of long-term equity compensation are more likely to meet this goal; therefore, we typically support proposals to provide such compensation packages. However, we will generally oppose shareholder proposals requiring directors to own a minimum amount of company stock, as we believe that companies should maintain flexibility in administering compensation and equity programs for independent directors, given each company’s and director’s unique circumstances.

Indemnification of directors and officers

We generally support reasonable but balanced protection of directors and officers. We believe that failure to provide protection to directors and officers might severely limit a company’s ability to attract and retain competent leadership. We generally support proposals to provide indemnification that is limited to coverage of legal expenses. However, we may oppose proposals that provide indemnity for: breaches of the duty of loyalty; transactions from which a director derives an improper personal benefit; and actions or omissions not in good faith or those that involve intentional misconduct.

Independent board composition

We generally support shareholder proposals requesting that the board consist of a two-thirds majority of independent outside directors, as we believe that an independent board faces fewer conflicts and is best prepared to protect shareholder interests.

Liability insurance for directors and officers

Proposals regarding liability insurance for directors and officers often appear separately from indemnification proposals. We will generally support insurance against liability for acts committed in an individual’s capacity as a director or officer of a company following the same approach described above with respect to indemnification.

Limits on director removal

Occasionally, proposals contain a clause stipulating that directors may be removed only for cause. We oppose this limitation of shareholders’ rights.

Majority vote requirements

BlackRock generally supports the concept of director election by majority vote. Majority voting standards assist in ensuring that directors who are not broadly supported by shareholders are not elected to serve as their representatives. However, we also recognize that there are many methods for implementing majority vote proposals. Where we believe that the company already has a sufficiently robust majority voting process in place, we may not support a shareholder proposal seeking an alternative mechanism.

Separation of chairman and CEO positions

We generally support shareholder proposals requesting that the positions of chairman and CEO be separated. We may consider the designation of a lead director to suffice in lieu of an independent chair, but will take into consideration the structure of that lead director’s position and overall corporate governance of the company in such cases.

Shareholder access to the proxy

We believe that shareholders should have the opportunity, when necessary and under reasonable conditions, to nominate individuals to stand for election to the boards of the companies they own. In our view, securing a right of shareholders to nominate directors without engaging in a control contest can enhance shareholders’ ability to participate meaningfully in the director election process, stimulate board attention to shareholder interests, and provide shareholders an effective means of directing that attention where it is lacking.

We prefer an access mechanism that is equally applied to companies throughout the market with sufficient protections to limit the potential for abuse. Absent such a mechanism under current law, we consider these proposals on a case-by-case basis. In evaluating a proposal requesting shareholder access at a company, we consider whether access is warranted at that particular company at that time by taking into account the overall governance structure of the company as well as issues specific to that company that may necessitate greater board accountability. We also look for certain minimum ownership threshold requirements, stipulations that access can be used only in non-hostile situations, and reasonable limits on the number of board members that can be replaced through such a mechanism.

Auditors and audit-related issues

BlackRock recognizes the critical importance of financial statements that provide a complete and accurate portrayal of a company’s financial condition. Consistent with our approach to voting on boards of directors, we seek to hold the audit committee of the board responsible for overseeing the management of the audit function at a company, and may withhold votes from the audit committee’s members where the board has failed to facilitate quality, independent auditing. We take particular note of cases involving significant financial restatements or material weakness disclosures.

The integrity of financial statements depends on the auditor effectively fulfilling its role. To that end, we favor an independent auditor. In addition, to the extent that an auditor fails to reasonably identify and address issues that eventually lead to a significant financial restatement, or the audit firm has violated standards of practice that protect the interests of shareholders, we may also vote against ratification.

From time to time, shareholder proposals may be presented to promote auditor independence or the rotation of audit firms. We may support these proposals when they are consistent with our views as described above.

Capital structure, mergers, asset sales and other special transactions

In reviewing merger and asset sale proposals, BlackRock’s primary concern is the best long-term economic interests of shareholders. While these proposals vary widely in scope and substance, we closely examine certain salient features in our analyses. The varied nature of these proposals ensures that the following list will be incomplete. However, the key factors that we typically evaluate in considering these proposals include:

Market premium: For mergers and asset sales, we make every attempt to determine the degree to which the proposed transaction represents a premium to the company’s trading price. In order to filter out the effects of pre-merger news leaks on the parties’ share prices, we consider a share price from a time period in advance of the merger announcement. In most cases, business combinations should provide a premium; benchmark premiums vary by industry and direct peer group. Where one party is privately held, we look to the comparable transaction analyses provided by the parties’ financial advisors. For companies facing insolvency or bankruptcy, a market premium may not apply.

Strategic reason for transaction: There should be a favorable business reason for the combination.

Board approval/transaction history: Unanimous board approval and arm’s-length negotiations are preferred. We examine transactions that involve dissenting boards or that were not the result of an arm’s-length bidding process to evaluate the likelihood that a transaction is in shareholders’ interests. We also seek to ensure that executive and/or board members’ financial interests in a given transaction do not affect their ability to place shareholders’ interests before their own.

Financial advisors’ fairness opinions: We scrutinize transaction proposals that do not include the fairness opinion of a reputable financial advisor to evaluate whether shareholders’ interests were sufficiently protected in the merger process.

Anti-greenmail provisions: Greenmail is typically defined as payments to a corporate raider to terminate a takeover attempt. It may also occasionally refer to payments made to a dissident shareholder in order to terminate a potential proxy contest or shareholder proposal. We typically view such payments as a misuse of corporate assets which denies shareholders the opportunity to review a matter of direct economic concern and potential benefit to them. Therefore, we generally support proposals to prevent boards from making greenmail payments. However, we generally will oppose provisions designed to limit greenmail payments that appear to unduly burden or prohibit legitimate use of corporate funds.

Blank check preferred: See Preferred Stock.

Eliminate preemptive rights

Preemptive rights give current shareholders the opportunity to maintain their current percentage ownership despite any subsequent equity offerings. These provisions are no longer common in the U.S., and may restrict management’s ability to raise new capital.

We generally support the elimination of preemptive rights, but will often oppose the elimination of limited preemptive rights, (e.g., rights that would limit proposed issuances representing more than an acceptable level of dilution).

Equal voting rights

BlackRock supports the concept of equal voting rights for all shareholders. Some management proposals request authorization to allow a class of common stock to have superior voting rights over the existing common or to allow a class of common to elect a majority of the board. We oppose such differential voting power as it may have the effect of denying shareholders the opportunity to vote on matters of critical economic importance to them.

However, when a shareholder proposal requests to eliminate an existing dual-class voting structure, we seek to determine whether this action is warranted at that company at that time, and whether the cost of restructuring will have a clear economic benefit to shareholders. We evaluate these proposals on a case-by-case basis, and we consider the level and nature of control associated with the dual-class voting structure as well as the company’s history of responsiveness to shareholders in determining whether support of such a measure is appropriate.

Fair price provisions

Originally drafted to protect shareholders from tiered, front-end-loaded tender offers, these provisions have largely evolved into anti-takeover devices through the imposition of supermajority vote provisions and high premium requirements. BlackRock examines proposals involving fair price provisions and generally votes in favor of those that appear designed to protect minority shareholders, but against those that appear designed to impose barriers to transactions or are otherwise against the economic interests of shareholders.

Increase in authorized common shares

BlackRock considers industry specific norms in our analysis of these proposals, as well as a company’s history with respect to the use of its common shares. Generally, we are predisposed to support a company if the board believes additional common shares are necessary to carry out the firm’s business. The most substantial concern we might have with an increase is the possibility of use of common shares to fund a poison pill plan that is not in the economic interests of shareholders. Therefore, we generally do not support increases in authorized common shares where a company has no stated use for the additional common shares and/or has a substantial amount of previously authorized common shares still available for issue that is sufficient to allow the company to flexibly conduct its operations, especially if the company already has a poison pill in place. We may also oppose proposals that include common shares with unequal voting rights.

Increase or issuance of preferred stock

These proposals generally request either authorization of a class of preferred stock or an increase in previously authorized preferred stock. Preferred stock may be used to provide management with the flexibility to consummate beneficial acquisitions, combinations or financings on terms not necessarily available via other means of financing. We generally support these proposals in cases where the company specifies the voting, dividend, conversion and other rights of such stock where the terms of the preferred stock appear reasonable.

However, we frequently oppose proposals requesting authorization of a class of preferred stock with unspecified voting, conversion, dividend distribution and other rights (“blank check” preferred stock) because they may serve as a transfer of authority from shareholders to the board and a possible entrenchment device. We generally view the board’s discretion to establish voting rights on a when-issued basis as a potential anti-takeover device, as it affords the board the ability to place a block of stock with an investor sympathetic to management, thereby foiling a takeover bid without a shareholder vote. Nonetheless, where the company appears to have a legitimate financing motive for requesting blank check authority, has committed publicly that blank check preferred shares will not be used for anti-takeover purposes, has a history of using blank check preferred stock for financings, or has blank check preferred stock previously outstanding such that an increase would not necessarily provide further anti-takeover protection but may provide greater financing flexibility, we may support the proposal.

Poison pill plans

Also known as Shareholder Rights Plans, these plans generally involve issuance of call options to purchase securities in a target firm on favorable terms. The options are exercisable only under certain circumstances, usually accumulation of a specified percentage of shares in a relevant company or launch of a hostile tender offer. These plans are often adopted by the board without being subject to shareholder vote.

Poison pill proposals generally appear on the proxy as shareholder proposals requesting that existing plans be put to a vote. This vote is typically advisory and therefore non-binding. We generally vote in favor of shareholder proposals to rescind poison pills.

Where a poison pill is put to a shareholder vote, our policy is to examine these plans individually. Although we oppose most plans, we may support plans that include a reasonable ‘qualifying offer clause.’ Such clauses typically require shareholder ratification of the pill, and stipulate a sunset provision whereby the pill expires unless it is renewed. These clauses also tend to specify that an all cash bid for all shares that includes a fairness opinion and evidence of financing does not trigger the pill, but forces either a special meeting at which the offer is put to a shareholder vote, or the board to seek the written consent of shareholders where shareholders could rescind the pill in their discretion. We may also support a pill where it is the only effective method for protecting tax or other economic benefits that may be associated with limiting the ownership changes of individual shareholders.

Stock splits and reverse stock splits

We generally support stock splits that are not likely to negatively affect the ability to trade shares or the economic value of a share. We generally support reverse splits that are designed to avoid delisting or to facilitate trading in the stock, where the reverse split will not have a negative impact on share value (e.g. one class is reduced while others remain at pre-split levels). In the event of a proposal to reverse split that would not also proportionately reduce the company’s authorized stock, we apply the same analysis we would use for a proposal to increase authorized stock.

Remuneration and benefits

We note that there are management and shareholder proposals related to executive compensation that appear on corporate ballots. We generally vote on these proposals as described below, except that we typically oppose shareholder proposals on issues where the company already has a reasonable policy in place that we believe is sufficient to address the issue. We may also oppose a shareholder proposal regarding executive compensation if the company’s history suggests that the issue raised is not likely to present a problem for that company.

Adopt advisory resolutions on compensation committee reports

BlackRock generally opposes these proposals, put forth by shareholders, which ask companies to adopt advisory resolutions on compensation committee reports (otherwise known as “Say-on-Pay”). We believe that compensation committees are in the best position to make compensation decisions and should maintain significant flexibility in administering compensation programs, given their knowledge of the wealth profiles of the executives they seek to incentivize, the appropriate performance measures for the company, and other issues internal and/or unique to the company. In our view, shareholders have a sufficient and much more powerful “say-on-pay” today in the form of director elections, in particular with regards to members of the compensation committee.

Advisory resolutions on compensation committee reports

In cases where there is an advisory vote on compensation put forth by management, BlackRock will respond to the proposal as informed by our evaluation of compensation practices at that particular company, and in a manner that appropriately addresses the specific question posed to shareholders. On the question of support or opposition to executive pay practices our vote is likely to correspond with our vote on the directors who are compensation committee members responsible for making compensation decisions. Generally we believe these matters are best left to the compensation committee of the board and that shareholders should not dictate the terms of executive compensation. Our preferred approach to managing pay-for-performance disconnects is via a withhold vote for the compensation committee.

Claw back proposals

Claw back proposals are generally shareholder sponsored and seek recoupment of bonuses paid to senior executives if those bonuses were based on financial results that are later restated. We generally favor recoupment from any senior executive whose compensation was based on faulty financial reporting, regardless of that particular executive’s role in the faulty reporting. We typically support these proposals unless the company already has a robust claw back policy that sufficiently addresses our concerns.

Employee stock purchase plans

An employee stock purchase plan (“ESPP”) gives the issuer’s employees the opportunity to purchase stock in the issuer, typically at a discount to market value. We believe these plans can provide performance incentives and help align employees’ interests with those of shareholders. The most common form of ESPP qualifies for favorable tax treatment under Section 423 of the Internal Revenue Code. Section 423 plans must permit all full-time employees to participate, carry restrictions on the maximum number of shares that can be purchased, carry an exercise price of at least 85 percent of fair market value on grant date with offering periods of 27 months or less, and be approved by shareholders. We will typically support qualified ESPP proposals.

Equity compensation plans

BlackRock supports equity plans that align the economic interests of directors, managers and other employees with those of shareholders. Our evaluation of equity compensation plans in a post-expensing environment is based on a company’s executive pay and performance relative to peers and whether the plan plays a significant role in a pay-for-performance disconnect. We generally oppose plans that contain “evergreen” provisions allowing for the ongoing increase of shares reserved without shareholder approval. We also generally oppose plans that allow for repricing without shareholder approval. Finally, we may oppose plans where we believe that the company is aggressively accounting for the equity delivered through their stock plans.

Golden parachutes

Golden parachutes provide for compensation to management in the event of a change in control. We generally view this as encouragement to management to consider proposals that might be beneficial to shareholders. We normally support golden parachutes put to shareholder vote unless there is clear evidence of excess or abuse.

We may also support shareholder proposals requesting that implementation of such arrangements require shareholder approval. In particular, we generally support proposals requiring shareholder approval of plans that exceed 2.99 times an executive’s current compensation.

Option exchanges

BlackRock may support a request to exchange underwater options under the following circumstances: the company has experienced significant stock price decline as a result of macroeconomic trends, not individual company performance; directors and executive officers are excluded; the exchange is value neutral or value creative to shareholders; and there is clear evidence that absent repricing the company will suffer serious employee incentive or retention and recruiting problems.

Pay-for-performance plans

In order for executive compensation exceeding $1 million to qualify for federal tax deductions, the Omnibus Budget Reconciliation Act (OBRA) requires companies to link that compensation, for the Company’s top five executives, to disclosed performance goals and submit the plans for shareholder approval. The law further requires that a compensation committee comprised solely of outside directors administer these plans. Because the primary objective of these proposals is to preserve the deductibility of such compensation, we generally favor approval in order to preserve net income.

Pay-for-superior-performance

These are typically shareholder proposals requesting that compensation committees adopt policies under which a portion of equity compensation requires the achievement of performance goals as a prerequisite to vesting. We generally believe these matters are best left to the compensation committee of the board and that shareholders should not set executive compensation or dictate the terms thereof. We may support these proposals if we have a substantial concern regarding the company’s compensation practices over a significant period of time, the proposals are not overly prescriptive, and we believe the proposed approach is likely to lead to substantial improvement. However, our preferred approach to managing pay-for-performance disconnects is via a withhold vote for the compensation committee.

Supplemental executive retirement plans

BlackRock may support shareholder proposals requesting to put extraordinary benefits contained in Supplemental Executive Retirement Plans (“SERP”) agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

Social, ethical and environmental issues

See Global Corporate Governance and Engagement Principles.

General corporate governance matters

Adjourn meeting to solicit additional votes

We generally support such proposals when the agenda contains items that we judge to be in shareholders’ best long-term economic interests.

Bundled proposals

We believe that shareholders should have the opportunity to review substantial governance changes individually without having to accept bundled proposals. Where several measures are grouped into one proposal, BlackRock may reject certain positive changes when linked with proposals that generally contradict or impede the rights and economic interests of shareholders. The decision to support or oppose bundled proposals requires a balancing of the overall benefits and drawbacks of each element of the proposal.

Change name of corporation

We typically defer to management with respect to appropriate corporate names.

Confidential voting

Shareholders most often propose confidential voting as a means of eliminating undue management pressure on shareholders regarding their vote on proxy issues. We generally support proposals to allow confidential voting. However, we will usually support suspension of confidential voting during proxy contests where dissidents have access to vote information and management may face an unfair disadvantage.

Other business

We oppose giving companies our proxy to vote on matters where we are not given the opportunity to review and understand those measures and carry out an appropriate level of shareholder oversight.

Reincorporation

Proposals to reincorporate from one state or country to another are most frequently motivated by considerations of anti-takeover protections or cost savings. Where cost savings are the sole issue, we will typically favor reincorporating. In all instances, we will evaluate the changes to shareholder protection under the new charter/articles/by-laws to assess whether the move increases or decreases shareholder protections. Where we find that shareholder protections are diminished, we will support reincorporation if we determine that the overall benefits outweigh the diminished rights.

Shareholders’ right to call a special meeting or act by written consent

In exceptional circumstances and with sufficiently broad support, shareholders should have the opportunity to raise issues of substantial importance without having to wait for management to schedule a meeting. We therefore believe that shareholders should have the right to call a special meeting or to solicit votes by written consent in cases where a reasonably high proportion of shareholders (typically a minimum of 15%) are required to agree to such a meeting/consent before it is called, in order to avoid misuse of this right and waste corporate resources in addressing narrowly supported interests. However, we may oppose this right in cases where the provision is structured for the benefit of a dominant shareholder to the exclusion of others.

Simple majority voting

We generally favor a simple majority voting requirement to pass proposals. Therefore we will support the reduction or the elimination of supermajority voting requirements to the extent that we determine shareholders’ ability to protect their economic interests is improved. Nonetheless, in situations where there is a substantial or dominant shareholder, supermajority voting may be protective of public shareholder interests and we may therefore support supermajority requirements in those situations.

Stakeholder provisions

Stakeholder provisions introduce the concept that the board may consider the interests of constituencies other than shareholders when making corporate decisions. Stakeholder interests vary widely and are not necessarily consistent with the best long-term economic interests of all shareholders, whose capital is at risk in the ownership of a public company. We believe the board’s fiduciary obligation is to ensure management is employing this capital in the most efficient manner so as to maximize shareholder value, and we oppose any provision that suggests the board should do otherwise.

GLOBAL CORPORATE GOVERNANCE & ENGAGEMENT PRINCIPLES

December 2009

1. INTRODUCTION TO BLACKROCK

BlackRock is the world’s preeminent asset management firm and a premier provider of global investment management, risk management and advisory services to institutional and individual clients around the world. With more than $3.3 trillion1 in assets under management, BlackRock offers a wide range of investment strategies and product structures to meet clients’ needs, including individual and institutional separate accounts, mutual funds, and other pooled investment vehicles and the industry-leading iShares exchange traded funds. Through BlackRock Solutions®, we offer risk management, strategic advisory and enterprise investment system services to a broad base of clients with portfolios totaling approximately US$7.25 trillion.1

2. PHILOSOPHY ON CORPORATE GOVERNANCE

BlackRock’s corporate governance program is focused on protecting and enhancing the economic value of the companies in which it invests on behalf of clients. We do this through engagement with boards and management of investee companies and, for those clients who have given us authority, through voting at shareholder meetings.

We believe that there are certain fundamental rights attached to share ownership: companies should be accountable to shareholders for the use of their money, companies and their boards should be structured with appropriate checks and balances to ensure that they operate in shareholders’ interests, effective voting rights are central to the rights of ownership and there should be one vote for one share. Key elements of shareholder protection include protection against excessive dilution, the election of directors and the appointment of auditors. Specifically, shareholders should have the right to elect, remove and nominate directors and to amend the corporate charter or by-laws. Shareholders should also be able to vote on matters that are material to the protection of their investment including but not limited to changes to the purpose of the business, the distribution of income and the capital structure. In order to exercise these rights in their own best interests, we believe shareholders have the right to sufficient and timely information to be able to take an informed view of the performance of the company and management.

Our focus is on the board of directors, as the agents of shareholders, who should set the company’s strategic aims within a framework of prudent and effective controls which enables risk to be assessed and managed. The board should provide direction and leadership to the management and oversee their performance. Our starting position is to be supportive of boards in their oversight efforts on our behalf and the items of business they put to a shareholder vote at shareholder meetings. Votes against or withheld from resolutions proposed by the board are a signal that we are concerned that the directors or management have either not acted in the interests of shareholders or have not responded adequately to shareholder concerns communicated to it regarding the strategy or management of a company.

These principles set out our approach to engaging with companies, provide guidance on our position on the key aspects of corporate governance and outline how these might be reflected in our voting decisions. Corporate governance practices vary internationally and our expectations in relation to individual companies are based on the legal and regulatory framework of each market. However, we do believe that there are some overarching principles of corporate governance that apply globally. We assess voting matters on a case-by-case basis and in light of a company’s unique circumstances. We are interested to understand from the company’s reporting the approach taken, particularly where it is different from the usual market practice and to understand how it benefits shareholders.

BlackRock also believes that shareholders are responsible for exercising oversight of, and promoting due care in, the stewardship of their investment in a company. These ownership responsibilities include, in our view, engaging in certain circumstances with management or board members on corporate governance matters, voting proxies in the best long-term economic interests of shareholders and engaging with regulatory bodies to ensure a sound policy framework consistent with promoting long-term shareholder

1 Data is as of September 30, 2009, is subject to change, and is based on a pro forma estimate of assets under management at BlackRock, Inc. and Barclays Global Investors, N.A.

value creation. Institutional shareholders also have responsibilities to their clients to have appropriate resources and oversight structures. BlackRock’s approach to oversight in relation to its corporate governance activities is set out in section 4.

3. CORPORATE GOVERNANCE, ENGAGEMENT AND VOTING

We recognize that accepted standards of corporate governance differ between markets but we believe that there are sufficient common threads globally to identify an overarching set of principles. The primary objective of our corporate governance activities is the protection and enhancement of our clients’ investments in public corporations. Thus, these principles focus on practices and structures that we consider to be supportive of long-term value creation. We discuss below the principles under six key themes. In our regional and market-specific voting guidelines we explain how these principles inform our voting decisions in relation to specific resolutions that may appear on the agenda of a shareholder meeting in the relevant market.

The six key themes are:

•	Boards and directors
•	Accounting and audit-related issues
•	Capital structure, mergers, asset sales and other special transactions
•	Remuneration and benefits
•	Social, ethical and environmental issues
•	General corporate governance matters

At a minimum we would expect companies to observe the accepted corporate governance standard in their domestic market or to explain why doing so is not in the interests of shareholders. Where company reporting and disclosure is inadequate or the approach taken is inconsistent with our view of what is in the best interests of shareholders we will engage with the company and/or use our vote to encourage better practice. In making voting decisions, we take into account research from external proxy advisors, other internal and external research and academic articles, information published by the company or provided through engagement and the views of our equity portfolio managers.

BlackRock views engagement as an important activity; engagement provides BlackRock with the opportunity to improve our understanding of investee companies and their governance structures, so that our voting decisions may be better informed. Engagement also allows us to share our philosophy and approach to investment and corporate governance with issuers to enhance their understanding of our objectives. There are a range of approaches we may take in engaging companies depending on the nature of the issue under consideration, the company and the market.

Boards and directors

The performance of the board is critical to the economic success of the company and to the protection of shareholders’ interests. Board members serve as agents of shareholders in overseeing the operation and strategic direction of the company. For this reason, BlackRock focuses on directors in many of its engagements and sees the election of directors as one of its most important responsibilities in the proxy voting context.

We expect the board of directors to promote and protect shareholder interests by:

•	establishing an appropriate corporate governance structure;
•	overseeing and supporting management in setting strategy;
•	ensuring the integrity of financial statements;
•	making decisions regarding mergers, acquisitions and disposals;
•	establishing appropriate executive compensation structures; and
•	addressing business issues including social, ethical and environmental issues when they have the potential to materially impact company reputation and performance.

There should be clear definitions of the role of the board, the sub-committees of the board and the senior management such that the responsibilities of each are well understood and accepted. Companies should report publicly the approach taken to governance (including in relation to board structure) and why this approach is in the interest of shareholders. We will engage with the appropriate directors where we have concerns about the performance of the board or the company, the broad strategy of the company or the performance of individual board members. Concerns about individual board directors may include their membership on the board of a different company where that board has performed poorly and failed to protect shareholder interests.

BlackRock believes that directors should stand for re-election on a regular basis. We assess directors nominated for election or re-election in the context of the composition of the board as a whole. There should be detailed disclosure of the relevant credentials of the individual directors in order that shareholders can assess the caliber of an individual nominee. We expect there to be a sufficient number of independent directors on the board to ensure the protection of the interests of all shareholders. Common impediments to independence include but are not limited to:

•	current employment at the company or a subsidiary;
•	former employment within the past several years as an executive of the company;
•	providing substantial professional services to the company and/or members of the company’s management;
•	having had a substantial business relationship in the past three years;

•	having, or representing a shareholder with, a substantial shareholding in the company;
•	being an immediate family member of any of the aforementioned; and
interlocking directorships.

BlackRock believes that the operation of the board is enhanced when there is a clearly independent, senior non-executive director to lead it. Where the chairman is also the CEO or is otherwise not independent the company should have an independent lead director. The role of this director is to enhance the effectiveness of the independent members of the board through shaping the agenda, ensuring adequate information is provided to the board and encouraging independent participation in board deliberations. The lead independent board director should be available to shareholders where they have concerns that they wish to discuss.

To ensure that the board remains effective, regular reviews of board performance should be carried out and assessments made of gaps in skills or experience amongst the members. BlackRock believes it is beneficial for new directors to be brought onto the board periodically to refresh the group’s thinking and to ensure both continuity and adequate succession planning. We believe that directors are in the best position to assess the optimal size for the board but we would be concerned if a board seemed too small to have an appropriate balance of directors or too large to be effective.

There are matters for which the board has responsibility that may involve a conflict of interest for executives or for affiliated directors. BlackRock believes that shareholders’ interests are best served when the independent members of the board form a sub-committee to deal with such matters. In many markets, these sub-committees of the board specialize in audit, director nominations and compensation matters. An ad hoc committee might also be formed to decide on a special transaction, particularly one with a related party.

Accounting and audit-related issues

BlackRock recognizes the critical importance of financial statements which provide a complete and accurate picture of a company’s financial condition. We will hold the members of the audit committee or equivalent responsible for overseeing the management of the audit function. We take particular note of cases involving significant financial restatements or ad hoc notifications of material financial weakness.

The integrity of financial statements depends on the auditor being free of any impediments to being an effective check on management. To that end, we believe it is important that auditors are, and are seen to be, independent. Where the audit firm provides services to the company in addition to the audit the fees earned should be disclosed and explained. Audit committees should also have in place a procedure for assuring annually the independence of the auditor.

Capital structure, merger, asset sales and other special transactions

The capital structure of a company is critical to its owners, the shareholders, as it impacts the value of their investment and the priority of their interest in the company relative to that of other equity or debt investors. Pre-emption rights are a key protection for shareholders against the dilution of their interests.

In assessing mergers, asset sales or other special transactions, BlackRock’s primary consideration is the long-term economic interests of shareholders. Boards proposing a transaction need to clearly explain the economic and strategic rationale behind it. We will review the transaction to determine the degree to which the proposed transaction enhances long term shareholder value. We would prefer that such transactions have the unanimous support of the board and have been negotiated at arm’s length. We may seek reassurance from the board that executive and/or board members’ financial interests in a given transaction have not affected their ability to place shareholders’ interests before their own. Where the transaction does involve related parties we would expect the recommendation to support it to come from the independent directors and would prefer only non-conflicted shareholders to vote on the proposal.

BlackRock believes that shareholders have a right to dispose of company shares in the open market without unnecessary restriction. In our view, corporate mechanisms designed to limit shareholders’ ability to sell their shares are contrary to basic property rights. Such mechanisms can serve to protect and entrench interests other than those of the shareholders. We believe that shareholders are broadly capable of making decisions in their own best interests. We would expect any so-called ‘shareholder rights plans’ being proposed by a board to be subject to shareholder approval on introduction and periodically thereafter for continuation.

Remuneration and benefits

BlackRock expects a company’s board of directors to put in place a compensation structure that incentivizes and rewards executives appropriately and is aligned with shareholder interests. We would expect the compensation committee to take into account the specific circumstances of the company and the key individuals the board is trying to incentivize. We encourage companies to ensure that their compensation packages incorporate appropriate and challenging performance conditions consistent with corporate strategy and market practice. We use third party research, in addition to our own analysis, to evaluate existing and proposed compensation structures. We hold members of the compensation committee or equivalent accountable for poor compensation practices or structures.

BlackRock believes that there should be a clear link between variable pay and company performance as reflected in returns to shareholders. We are not supportive of one-off or special bonuses unrelated to company or individual performance. We support incentive plans that payout rewards earned over multiple and extended time periods. We believe consideration should be given to building claw back provisions into incentive plans such that executives would be required to repay rewards where they were not justified by actual performance. Compensation committees should guard against contractual arrangements that would entitle executives to material compensation for early termination of their contract. Finally, pension contributions should be reasonable in light of market practice.

Outside directors should be compensated in a manner that does not risk compromising their independence or aligning their interests too closely with those of the management, whom they are charged with overseeing.

Social, ethical, and environmental issues

Our fiduciary duty to clients is to protect and enhance their economic interest in the companies in which we invest on their behalf. It is within this context that we undertake our corporate governance activities. We believe that well-managed companies will deal effectively with the social, ethical and environmental (SEE) aspects of their businesses.

BlackRock expects companies to identify and report on the key, business-specific SEE risks and opportunities and to explain how these are managed. This explanation should make clear how the approach taken by the company best serves the interests of shareholders and protects and enhances the long-term economic value of the company. The key performance indicators in relation to SEE matters should also be disclosed and performance against them discussed, along with any peer group benchmarking and verification processes in place. This helps shareholders assess how well management are dealing with the SEE aspects of the business. Any global standards adopted should also be disclosed and discussed in this context.

We may vote against the election of directors where we have concerns that a company might not be dealing with SEE issues appropriately. Sometimes we may reflect such concerns by supporting a shareholder proposal on the issue, where there seems to be either a significant potential threat or realized harm to shareholders’ interests caused by poor management of SEE matters. In deciding our course of action, we will assess whether the company has already taken sufficient steps to address the concern and whether there is a clear and substantial economic disadvantage to the company if the issue is not addressed.

More commonly, given that these are often not voting issues, we will engage directly with the board or management. The trigger for engagement on a particular SEE concern is our assessment that there is potential for material economic ramifications for shareholders.

We do not see it as our role to make social, ethical or political judgments on behalf of clients. We expect investee companies to comply, as a minimum, with the laws and regulations of the jurisdictions in which they operate. They should explain how they manage situations where such laws or regulations are contradictory or ambiguous.

General corporate governance matters

BlackRock believes that shareholders have a right to timely and detailed information on the financial performance and situation of the companies in which they invest. In addition, companies should also publish information on the governance structures in place and the rights of shareholders to influence these. The reporting and disclosure provided by companies forms the basis on which shareholders can assess the extent to which the economic interests of shareholders have been protected and enhanced and the quality of the board’s oversight of management. BlackRock considers as fundamental, shareholders’ rights to vote, including on changes to governance mechanisms, to submit proposals to the shareholders’ meeting and to call special meetings of shareholders.

4. BLACKROCK’S OVERSIGHT OF ITS CORPORATE GOVERNANCE ACTIVITIES

Oversight

BlackRock holds itself to a very high standard in its corporate governance activities, including in relation to executing proxy votes. The Global Corporate Governance Group reports in to the equity business and is considered an investment function. BlackRock maintains regional oversight committees (“corporate governance committees”) for the Americas, Europe, Asia ex-Japan, Japan, and Australia/New Zealand, consisting of senior BlackRock investment professionals. All the regional committees report up to the Global Corporate Governance Committee which is composed of the Chair and Vice-Chair of each regional committee. The committees review and approve amendments to the BlackRock Guidelines and grant authority to the Global Head of Corporate Governance (“Global Head”), a dedicated BlackRock employee without sales responsibilities, to vote in accordance with the Guidelines. The Global Head leads a team of dedicated BlackRock employees without sales responsibilities (“Corporate Governance Group”) to carry out engagement, voting and vote operations in a manner consistent with the committees’ mandate. The Corporate Governance Group engages companies in conjunction with the portfolio managers in discussions of significant governance issues, conducts research on corporate governance issues and participates in industry discussions to keep abreast of the field of corporate governance. The Corporate Governance Group, or vendors overseen by the Corporate Governance Group, also monitor upcoming proxy votes, execute proxy votes and maintain records of votes cast. The Corporate Governance Group may refer complicated or particularly controversial matters or discussions to the appropriate investors and/or regional Corporate Governance Committees for their review, discussion and guidance prior to making a voting decision. The Committees likewise retain the authority to, among other things, deliberate or otherwise act directly on specific proxies as they deem appropriate. BlackRock’s Equity Investment Portfolio Oversight Committee (EIPOC) oversees certain aspects of the Global Corporate Governance Committee and the corporate governance function’s activities.

Vote execution

BlackRock carefully considers proxies submitted to funds and other fiduciary accounts (“Funds”) for which it has voting authority. BlackRock votes (or refrains from voting) proxies for each Fund for which it has voting authority based on BlackRock’s evaluation of the best long-term economic interests of shareholders, in the exercise of its independent business judgment, and without regard to the relationship of the issuer of the proxy (or any dissident shareholder) to the Fund, the Fund’s affiliates (if any), BlackRock or BlackRock’s affiliates.

When exercising voting rights, BlackRock will normally vote on specific proxy issues in accordance with its proxy voting guidelines (“Guidelines”) for the relevant market. The Guidelines are reviewed regularly and are amended consistent with changes in the local market practice, as developments in corporate governance occur, or as otherwise deemed advisable by BlackRock’s Corporate Governance Committees. The committees may, in the exercise of their business judgment, conclude that the Guidelines do not cover the specific matter upon which a proxy vote is requested or that an exception to the Guidelines would be in the best long-term economic interests of BlackRock’s clients.

In certain markets, proxy voting involves logistical issues which can affect BlackRock’s ability to vote such proxies, as well as the desirability of voting such proxies. These issues include but are not limited to: (i) untimely notice of shareholder meetings; (ii) restrictions on a foreigner’s ability to exercise votes; (iii) requirements to vote proxies in person; (iv) “shareblocking” (requirements that investors who exercise their voting rights surrender the right to dispose of their holdings for some specified period in proximity to the shareholder meeting); (v) potential difficulties in translating the proxy; and (vi) requirements to provide local agents with unrestricted powers of attorney to facilitate voting instructions. We are not supportive of impediments to the exercise of voting rights such as shareblocking or overly burdensome administrative requirements.

As a consequence, BlackRock votes proxies in these markets only on a “best-efforts” basis. In addition, the Corporate Governance Committees may determine that it is generally in the best interests of BlackRock clients not to vote proxies of companies in certain countries if the committee determines that the costs (including but not limited to opportunity costs associated with shareblocking constraints) associated with exercising a vote are expected to outweigh the benefit the client will derive by voting on the issuer’s proposal.

While it is expected that BlackRock, as a fiduciary, will generally seek to vote proxies over which BlackRock exercises voting authority in a uniform manner for all BlackRock clients, the relevant Corporate Governance Committee, in conjunction with the portfolio manager of an account, may determine that the specific circumstances of such an account require that such account’s proxies be voted differently due to such account’s investment objective or other factors that differentiate it from other accounts. In addition, BlackRock believes portfolio managers may from time to time legitimately reach differing but equally valid views, as fiduciaries for their funds and the client assets in those funds, on how best to maximize economic value in respect of a particular investment. Accordingly, portfolio managers retain full discretion to vote the shares in the funds they manage based on their analysis of the economic impact of a particular ballot item.

Conflicts management

BlackRock maintains policies and procedures that are designed to prevent undue influence on BlackRock’s proxy voting activity that might stem from any relationship between the issuer of a proxy (or any dissident shareholder) and BlackRock, BlackRock’s affiliates, a Fund or a Fund’s affiliates. Some of the steps BlackRock has taken to prevent conflicts include, but are not limited to:

BlackRock has adopted a proxy voting oversight structure whereby the Corporate Governance Committees oversee the voting decisions and other activities of the Global Corporate Governance Group, and particularly its activities with respect to voting in the relevant region of each committee’s jurisdiction.

The Corporate Governance Committees have adopted Guidelines for each region, which set forth the firm’s views with respect to certain corporate governance and other issues that typically arise in the proxy voting context. The Corporate Governance Committee reserves the right to review voting decisions at any time and to make voting decisions as necessary to ensure the independence and integrity of the voting process. In addition, the Committee receives periodic reports regarding the specific votes cast by the Corporate Governance Group and regular updates on material process issues, procedural changes and other matters of concern to the Committee.

BlackRock’s Global Corporate Governance Committee oversees the Global Head, the Corporate Governance Group and the Corporate Governance Committees. The Global Corporate Governance Committee conducts a review, at least annually, of the proxy voting process to ensure compliance with BlackRock’s risk policies and procedures.

BlackRock maintains a reporting structure that separates the Global Head and Corporate Governance Group from employees with sales responsibilities. In addition, BlackRock maintains procedures to ensure that all engagements with corporate issuers or dissident shareholders are managed consistently and without regard to BlackRock’s relationship with the issuer of the proxy or dissident shareholder. Within the normal course of business, the Global Head or Corporate Governance Group may engage directly with BlackRock clients, and with employees with sales responsibilities, in discussions regarding general corporate governance policy matters, and to otherwise ensure proxy-related client service levels are met. The Global Head or Corporate Governance Group does not discuss any specific voting matter with a client prior to the disclosure of the vote decision to all applicable clients after the shareholder meeting has taken place, except if the client is acting in the capacity as issuer of the proxy or dissident shareholder and is engaging through the established procedures independent of the client relationship.

In certain instances, BlackRock may determine to engage an independent fiduciary to vote proxies as a further safeguard to avoid potential conflicts of interest or as otherwise required by applicable law. The independent fiduciary may either vote such proxies, or provide BlackRock with instructions as to how to vote such proxies. In the latter case, BlackRock votes the proxy in accordance with the independent fiduciary’s determination. Use of an independent fiduciary has been adopted for voting the proxies related to any company that is affiliated with BlackRock, or any company that includes BlackRock employees on its board of directors.

With regard to the relationship between securities lending and proxy voting, BlackRock’s approach is driven by our clients’ economic interests. The evaluation of the economic desirability of recalling loans involves balancing the revenue producing value of loans against the likely economic value of casting votes. Based on our evaluation of this relationship, we believe that generally the likely economic value of casting most votes is less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by BlackRock recalling loaned securities in order to ensure they are voted. Periodically, BlackRock analyzes the process and benefits of voting proxies for securities on loan, and will consider whether any modification of its proxy voting policies or procedures is necessary in light of future conditions. In addition, BlackRock may in its discretion determine that the value of voting outweighs the cost of recalling shares, and thus recall shares to vote in that instance.

Voting guidelines

The attached issue-specific voting Guidelines for each region/country in which we vote are intended to summarize BlackRock’s general philosophy and approach to issues that may commonly arise in the proxy voting context in each market where we invest. These Guidelines are not intended to be exhaustive. BlackRock applies the Guidelines on a case-by-case basis, in the context of the individual circumstances of each company and the specific issue under review. As such, these Guidelines do not provide a guide to how BlackRock will vote in every instance. Rather, they share our view about corporate governance issues generally, and provide insight into how we typically approach issues that commonly arise on corporate ballots.

Reporting

We report our proxy voting activity directly to clients and publically as required. In addition, we publish for clients a more detailed discussion of our corporate governance activities, including engagement with companies and with other relevant parties.

CBRE Clarion Securities, LLC

PROXY VOTING POLICIES AND PROCEDURES

As of May 27, 2010

Proxy voting is an important right of shareholders, and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. When CBRE Clarion Securities (“Clarion”) has discretion to vote the proxies of its clients, it will vote those proxies in the best interest of its clients and in accordance with these policies and procedures.

Clarion has engaged Risk Metrics Group (“RMG”) to provide services with respect to proxy voting, including the tracking of proxies received for clients, providing notice to Clarion concerning dates votes are due, the actual casting of ballots and recordkeeping. It is important to recognize that the ability for RMG and Clarion to process proxy voting decisions in a timely manner is contingent in large part on the custodian banks holding securities for Clarion clients. On a daily basis, Clarion provides RMG with a list of securities held in each account over which Clarion has voting authority. In addition, Clarion provides RMG with its proxy voting guidelines.

Voting decisions remain within the discretion of Clarion. On a daily basis, Clarion reviews an online system maintained by RMG in order to monitor for upcoming votes. When a pending vote is identified, the appropriate analyst reviews the ballots, along with supplemental information about the vote provided by RMG and – if available – other research providers employed by Clarion. The analyst makes the voting decision. If the analyst votes in contravention of the Clarion proxy voting guidelines, the analyst’s decision must be approved by a senior member of the investment team based on completion of the applicable form containing an explanation documented by the analyst outlining the voting rationale. The Chief Compliance Officer or Compliance Officer must ensure that the appropriate approval has been received and evidence such review by signature.

Except as otherwise noted, operation of the proxy voting process is coordinated by trade settlement operations. Compliance is responsible for oversight of and testing of the process. As noted above, RMG provides recordkeeping services, including retaining a copy of each proxy statement received and each vote cast. This information is available to Clarion upon request.

For the accounts over which Clarion maintains proxy voting authority, Clarion will vote proxies in accordance with its proxy voting guidelines. Clarion may, in certain circumstances, voluntarily adhere to guidelines established by its clients if doing so can be accomplished within the proxy voting process through RMG as described above. Otherwise, Clarion will not accept proxy voting authority to the extent clients wish to impose voting guidelines different from those of Clarion. As the responsibility for proxy voting is defined at the outset of the client relationship (and documented in the Investment Management Agreement), Clarion does not anticipate any confusion on the part of its clients in this respect.

Clarion will identify any conflicts that exist between the interests of Clarion and its clients. This examination will include a review of the relationship of Clarion with the companies comprising the firm’s investable universe to determine if the issuer is a client of Clarion or has some other relationship with the firm. If a material conflict exists, Clarion will determine whether voting in accordance with its voting guidelines is in the best interests of its clients (or particular affected clients). Clarion will also determine whether it is appropriate to disclose the conflict to the affected clients and, except in the case of clients that are subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA Clients”), will give the clients the opportunity to vote their proxies themselves. In the case of ERISA Clients, if the Investment Management Agreement reserves to the ERISA Client the authority to vote proxies when Clarion determines it has a material conflict that affects its best judgment as an ERISA fiduciary,

Clarion will give the ERISA Client the opportunity to vote the proxies themselves. Clarion will maintain files relating to its proxy voting procedures in an easily accessible place. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept on site. These files will include (1) copies of the proxy voting policies and procedures and any amendments thereto, (2) a copy of any document Clarion created that was material to making a decision how to vote proxies or that memorializes that decision, and (3) a copy of each written client request for information on how Clarion voted such client’s proxies and a copy of any written response to any (written or oral) client request for information on how Clarion voted its proxies.

Clients may contact the Chief Compliance Officer, Robert Tull, via e-mail at rob.tull@ingclarion.com, or telephone (610) 995-8944, to obtain a copy of these policies and procedures (and, if desired, the firm’s proxy voting guidelines) or to request information on the voting of such client’s proxies. A written response will list, with respect to each voted proxy that the client has inquired about, (1) the name of the issuer, (2) the proposal voted upon, and (3) how Clarion voted the client’s proxy.

First Quadrant, L.P.

Overview

Proxy Voting Policies and Procedures

Investment Advisers Act of 1940 Rule 206(4)-6 imposes a number of requirements on investment advisers that have voting authority with respect to securities held in their clients’ portfolios. The SEC states that the duty of care requires an adviser with proxy voting authority to monitor corporate actions and to vote the proxies. To satisfy its duty of loyalty, an adviser must cast the proxy votes in a manner consistent with the best interests of its clients, and must never put the adviser’s own interest above those of its clients. First Quadrant defines the best interest of a client to mean the best economic interest of the holders of the same or similar securities of the issuer held in the client’s account.

These written policies and procedures are designed to reasonably ensure that First Quadrant, L.P. (“First Quadrant”) votes proxies in the best interest of clients for whom First Quadrant has voting authority and describe how the adviser addresses material conflicts between its interests and those of its clients with respect to proxy voting. First Quadrant utilizes the services of an independent outside proxy service, Glass Lewis & Co (“Glass Lewis”), to act as agent1 for the proxy process, to maintain records on proxy voting for our clients, and to provide independent research on corporate governance, proxy, and corporate responsibility issues. In addition, First Quadrant has adopted as its own policies those of Glass Lewis’ proxy voting guidelines.

First Quadrant maintains a Proxy Committee (the “Committee”), made up of senior members of management, which is responsible for deciding what is in the best interests of each client when deciding how proxies are voted. The Committee meets at least annually to review, approve, and adopt as First Quadrant’s own policies, Glass Lewis proxy voting guidelines. Any changes to the Glass Lewis voting guidelines must be reviewed, approved, and adopted by the Committee at the time the changes occur.

A copy of First Quadrant’s proxy voting policies is available upon request to the individual noted below under How to Obtain Voting Information. Because circumstances differ between clients, some clients contractually reserve the right to vote their own proxies or contractually may direct First Quadrant to vote certain of their proxies in a specific manner, in which case the Committee will assume the responsibility for voting the proxies in accordance with the client’s desires.

First Quadrant’s portfolio management group also monitors corporate actions, ensuring notifications from custodians and/or information from Bloomberg or other electronic surveillance systems is recorded in our portfolio management and accounting systems.

Voting Client Proxies

When a new portfolio is opened and First Quadrant has ascertained either through language found within the investment management agreement or through written correspondence with the client that First Quadrant is responsible for voting proxies, a letter is sent to the custodian informing them that Glass Lewis will act as First Quadrant’s proxy voting agent and advising them to forward all proxy material pertaining to the portfolio to Glass Lewis for execution. Additionally, on a quarterly basis, First Quadrant provides Glass Lewis with a list of the portfolios for which First Quadrant holds voting authority.

Glass Lewis, as proxy voting agent for First Quadrant, is responsible for analyzing and voting each proxy in a timely manner, maintaining records of proxy statements received and votes cast, and providing reports to First Quadrant, upon request, concerning how proxies were voted for a client. First Quadrant’s Client Service Dept. is responsible for: setting up new portfolios; determining which portfolios First Quadrant has proxy voting responsibilities; ensuring the custodians and Glass Lewis are appropriately notified; receiving and forwarding to the Committee, and ultimately Glass Lewis, any direction received from a client to vote a proxy in a specific manner; and maintaining client documentation and any communications received by First Quadrant related to proxy voting, including records of all communications received from clients requesting information on how their proxies were voted and First Quadrant’s responses.

With respect to securities out on loan, please refer to Addendum A for specific policies and procedures regarding the voting of proxies.

Oversight of GLASS LEWIS

As First Quadrant retains ultimate responsibility for proxies voted by Glass Lewis, First Quadrant will monitor Glass Lewis proxy voting to ensure it is completed in accordance with the proxy voting guidelines adopted by First Quadrant. This monitoring may be accomplished through discussions with Glass Lewis, reviews, or a combination of these approaches.

Conflicts of Interest

The adoption of the Glass Lewis proxy voting policies provides pre-determined policies for voting proxies and thereby removes conflict of interest that could affect the outcome of a vote. The intent of this policy is to remove any discretion that First Quadrant may have to interpret what is in the best interest of any client or how to vote proxies in cases where First Quadrant has a material conflict of interest or the appearance of a material conflict of interest. Although, no situation under normal circumstances is expected where First Quadrant will retain discretion from Glass Lewis, the Committee will monitor any situation where First Quadrant has any discretion to interpret or vote and will confirm delegation to Glass Lewis if First Quadrant has a material conflict of interest.

How to Obtain Voting Information

To obtain information on how your securities were voted, please contact Client Services Department at FQClientservice@firstquadrant.com. Please specify the portfolio and period of time you would like proxy voting information.

1 See Voting Client Proxies section for an explanation of this role.

ADDENDUM A

Securities on Loan

Investment advisers are required by the SEC to recall outstanding securities on loan in order to vote on material events, i.e. mergers and acquisitions which are contentious and controversial in nature. Since clients negotiate the terms of their securities lending program, which affords them the insight into the value of recalling outstanding shares of securities on loan, First Quadrant places the burden of the decision of recalling shares on the client and will treat all correspondences from clients affirming their desire to recall shares on loan as requests to First Quadrant’s Client Services Department.

In handling such matters, First Quadrant’s Portfolio Engineering Department will, as part of its research function, monitor for and identify occurrences of mergers and acquisitions which are controversial or contentious in nature. Once the occurrence of such mergers and acquisitions have been identified, Client Services will ascertain the appropriate time frame to recall the security, which will then be noted in a letter forwarded to all clients addressing, in particular, clients who have securities out on loan. The letter will request clients whose securities are out on loan to determine whether or not it is of an economic value to them to recall the shares out on loan for purposes of voting the proxy. If a client expresses his/her desire to recall securities out on loan, the client will be asked to provide a contact from their securities lending program to which First Quadrant can direct all recall requests, which will also allow the client to coordinate the recall with the custodial bank directly. Glass Lewis will also be contacted to coordinate any necessary aspects of the recall on its end. Once shares have been recalled, Glass Lewis will vote on the proxy according to the guidelines adopted by First Quadrant.

Goldman Sachs Asset Management, L.P.

POLICY ON PROXY VOTING

FOR INVESTMENT ADVISORY CLIENTS

Effective: August 2010

PROXY VOTING

The Trust, on behalf of the Funds, has delegated the voting of portfolio securities to the Investment Adviser. The Investment Adviser has adopted policies and procedures (the “Policy”) for the voting of proxies on behalf of client accounts for which the Investment Adviser has voting discretion, including the Funds. Under the Policy, the Investment Adviser’s guiding principles in performing proxy voting are to make decisions that: (i) favor proposals that tend to maximize a company’s shareholder value; and (ii) are not influenced by conflicts of interest.

These principles reflect the Investment Adviser’s belief that sound corporate governance will create a framework within which a company can be managed in the interests of its shareholders.

The principles and positions reflected in the Policy are designed to guide the Investment Adviser in voting proxies, and not necessarily in making investment decisions. The Investment Adviser periodically reviews the Policy to ensure that it continues to be consistent with the Investment Adviser’s guiding principles.

Public Equity Investments. To implement these guiding principles for investments in publicly-traded equities, the Investment Adviser has developed customized proxy voting guidelines (the “Guidelines”). The Guidelines embody the positions and factors the Investment Adviser generally considers important in casting proxy votes. They address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, issues of corporate social responsibility and various shareholder proposals. Attached as Appendix B is a summary of the Guidelines.

The Investment Adviser has retained a third-party proxy voting service (“Proxy Service”) to assist in the implementation of certain proxy voting-related functions. Among its responsibilities, the Proxy Service prepares a written analysis and recommendation (a “Recommendation”) of each proxy vote that reflects the Proxy Service’s application of the GSAM Guidelines to the particular proxy issues. While it is the Investment Adviser’s policy generally to follow the Guidelines and recommendations, the Investment Adviser’s portfolio management teams (“Portfolio Management Teams”) may on certain proxy votes seek approval to diverge from the Guidelines or a recommendation by following an “override” process. Such decisions are subject to a review and approval process, including a determination that the decision is not influenced by any conflict of interest. In forming their views on particular matters, the Portfolio Management Teams are also permitted to consider applicable regional rules and practices, including codes of conduct and other guides, regarding proxy voting, in addition to the Guidelines and recommendations.

The Proxy Service assists in the implementation and administration of the proxy voting function. The Proxy Service assists the Investment Adviser in the proxy voting process by providing operational, recordkeeping and reporting services. In addition, the Proxy Service produces Recommendations as previously discussed and provides assistance in the development and maintenance of the GSAM Guidelines.

GSAM conducts periodic due diligence meetings with the Proxy Service which include, but are not limited to, a review of the Proxy Service’s general organizational structure, new developments with respect to research and technology, work flow improvements and internal due diligence with respect to conflicts of interest. The Investment Adviser may hire other service providers to replace or supplement the Proxy Service with respect to any of the services the Investment Adviser currently receives from the Proxy Service.

The Investment Adviser has implemented procedures designed to prevent conflicts of interest from influencing its proxy voting decisions. These procedures include the Investment Adviser’s use of the Guidelines and recommendations and the override process, and the establishment of information barriers between the Investment Adviser and other businesses within The Goldman Sachs Group, Inc.

APPENDIX B

GSAM Proxy Voting Guidelines Summary

The following is a summary of the GSAM Proxy Voting Guidelines (the “Guidelines”), which form the substantive basis of GSAM’s Policy on Proxy Voting for Client Accounts (“Policy”). As described in the main body of the Policy, one or more GSAM portfolio management teams may diverge from the Guidelines and a related Recommendation on any particular proxy vote or in connection with any individual investment decision in accordance with the override process described in the Policy.

The following section is a summary of the Guidelines, which form the substantive basis of the Policy with respect to U.S. public equity investments.

1.	Operational Items

Auditor Ratification

Vote FOR proposals to ratify auditors, unless any of the following apply:

•	An auditor has a financial interest in or association with the company, and is therefore not independent;
•	There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position;
•	Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; or material weaknesses identified in Section 404 disclosures; or
•	Fees for non-audit services (“Other” fees) are excessive.

Non-audit fees are excessive if:

•	Non-audit (“other”) fees exceed audit fees + audit-related fees + tax compliance/preparation fees.

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services taking into account issues that are consistent with SEC rules adopted to fulfill the mandate of Sarbanes Oxley such as an audit firm providing services that would impair its independence or the overall scope and disclosure of fees for all services done by the audit firm.

Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account:

•	The tenure of the audit firm;
•	The length of rotation specified in the proposal;
•	Any significant audit-related issues at the company;
•	The number of Audit Committee meetings held each year;
•	The number of financial experts serving on the committee; and
•	Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

2.	Board of Directors

Classification of Directors

Where applicable, the New York Stock Exchange or NASDAQ Listing Standards definition is to be used to classify directors as insiders or affiliated outsiders:

•	Inside Director

-	Employee of the company or one of its affiliates
-	Among the five most highly paid individuals (excluding interim CEO)
-	Listed as an officer as defined under Section 16 of the Securities and Exchange Act of 1934
-	Current interim CEO

Beneficial owner of more than 50 percent of the company’s voting power (this may be aggregated if voting power is distributed among more than one member of a defined group)

•	Affiliated Outside Director (AO)
-	Board attestation that an outside director is not independent
-	Former CEO or other executive of the company within the last 3 years
-	Former CEO or other executive of an acquired company within the past three years
-	Former interim CEO if the service was longer than 18 months. If the service was between twelve and eighteen months an assessment of the interim CEO’s employment agreement will be made
-	Not independent under applicable listing standards

•	Independent Outside Director
-	No material connection to the company other than a board seat

Voting on Director Nominees in Uncontested Elections

Vote on director nominees should be determined on a CASE-BY-CASE basis.

Vote AGAINST or WITHHOLD from individual directors who:

•

Attend less than 75 percent of the board and committee meetings without a valid excuse, such as illness, service to the nation, work on behalf of the company, funeral obligations or start date after middle of the year. If the company provides meaningful public or non-material private disclosure explaining the director’s absences, evaluate the information on a CASE-BY-CASE basis taking into account the following factors:

-	Degree to which absences were due to an unavoidable conflict;
-	Pattern of absenteeism; and
-	Other extraordinary circumstances underlying the director’s absence;
•	Sit on more than six public company boards;
•	Are CEOs of public companies who sit on the boards of more than two public companies besides their own—withhold only at their outside boards.

Other items considered for an AGAINST vote include specific concerns about the individual or the company, such as criminal wrongdoing or breach of fiduciary responsibilities, sanctions from government or authority, violations of laws and regulations, or other issues related to improper business practice.

Vote AGAINST or WITHHOLD from all nominees of the board of directors (except from new nominees who should be considered on a CASE-BY-CASE basis and except as discussed below) if:

—                 The company’s poison pill has a dead-hand or modified dead-hand feature for two our more years. Vote against/withhold every year until this feature is removed; however, vote against the poison pill if there is one on the ballot with this feature rather than the director.

—                 The board adopts or renews a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of an newly public company, does not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold/against recommendation for this issue;

—                 The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken); an adopted proposal that is substantially similar to the original shareholder proposal will be deemed sufficient; (in this case vote AGAINST the members of the committee of the board that is responsible for the issue under consideration, or in the cases of classified boards against the independent Chairman or lead director).

—                 The board failed to act on takeover offers where the majority of the shareholders tendered their shares;

—                 At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the underlying issue(s) that caused the high withhold/against vote; (in this case should not be an automatic vote against the entire board; instead should be against the nominating committee if there is one; if there is no nominating committee then vote against the outside directors that are performing nominating committee duties.)

—                 The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only).

Vote AGAINST or WITHHOLD from Inside Directors and Affiliated Outside Directors (per the Classification of Directors below) when:

—                 The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

—                 The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee and insiders are participating in voting on matters that independent committees should be voting on;

—                The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee;

—                 The full board is less than majority independent. (in this case withhold from affiliated outside directors); At controlled companies, GSAM will vote against the election of affiliated outsiders and nominees affiliated with the parent and will not vote against the executives of the issuer.

Vote AGAINST or WITHHOLD from the members of the Audit Committee if:

—                 The non-audit fees paid to the auditor are excessive;

—                 The company receives an adverse opinion on the company’s financial statements from its auditor; or

—                 There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote CASE-BY-CASE on members of the Audit Committee and/or the full board if poor accounting practices, which rise to a level of serious concern are identified, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures.

Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions in determining whether negative vote recommendations are warranted against the members of the Audit Committee who are responsible for the poor accounting practices, or the entire board.

Vote AGAINST or WITHHOLD from the members of the Compensation Committee if one or more of the following poor pay practices exist and there is no Management Say on Pay Proposal (“MSOP”). If no Compensation Committee members are up for election (i.e., board is classified)and there is not a proposal for which GSAM could instead vote FOR declassification, then WITHHOLD from other members up for reelection if one or more of the following poor pay practices exist:

—                 There is a negative correlation between the chief executive’s pay and company performance (see discussion under Equity Compensation Plans);

—                The company reprices underwater options for stock, cash or other consideration without prior shareholder approval, even if allowed in their equity plan;

—                 The company fails to submit one-time transfers of stock options to a shareholder vote;

—                 The company fails to fulfill the terms of a burn rate commitment they made to shareholders;

—                 The company has backdated options (see “Options Backdating” policy);

-         The company has poor compensation practices (see “Pay Practices” policy). Poor pay practices may warrant withholding votes from the CEO and potentially the entire board as well.

Vote AGAINST or WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.

Independent Chair (Separate Chair/CEO)

Vote on a CASE-BY-CASE basis.

(Apply the below criteria only when management is AGAINST the proposal; if management is FOR it, vote FOR it.)

GSAM will generally recommend a vote AGAINST shareholder proposals requiring that the chairman’s position be filled by an independent director, if the company satisfies 3 of the 4 following criteria:

—                 Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties;

—                 Two-thirds independent board;

—                All independent key committees; or

—                 Established, disclosed governance guidelines.

Majority Vote Shareholder Proposals

Generally vote FOR precatory and binding resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats. Majority voting is the voting method preferred by GSAM.

Companies are strongly encouraged to also adopt a post-election policy (also known as a director resignation policy) that provides guidelines so that the company will promptly address the situation of a holdover director.

Cumulative Vote Shareholder Proposals

GSAM will generally support shareholder proposals to restore or provide cumulative voting unless:

—                 The company has adopted majority vote standard with a carve-out for plurality voting in situations where there are more nominees than seats, and a director resignation policy to address failed elections.

Performance/Governance Evaluation for Directors

Vote WITHHOLD/AGAINST on all director nominees if the board lacks accountability and oversight, coupled with sustained poor performance relative to peers, measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only).

Evaluate board accountability and oversight at companies that demonstrate sustained poor performance. Problematic provisions include but are not limited to:

—                 a classified board structure;

—                a supermajority vote requirement;

—                 majority vote standard for director elections with no carve out for contested elections;

—                 the inability of shareholders to call special meetings or the inability of shareholders to act by written consent;

—                 a dual-class structure; and/or

—                a non-shareholder approved poison pill.

If a company exhibits sustained poor performance coupled with a lack of board accountability and oversight, also take into consideration the company’s five-year total shareholder return and five-year operational metrics in the evaluation.

3.	Proxy Contests

Voting for Director Nominees in Contested Elections

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

—                Long-term financial performance of the target company relative to its industry;

—                 Management’s track record;

—                 Background to the proxy contest;

—                 Qualifications of director nominees (both slates);

—                 Strategic plan of dissident slate and quality of critique against management;

—                 Likelihood that the proposed goals and objectives can be achieved (both slates);

—                Stock ownership positions.

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

Generally vote FOR shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply:

—                 The election of fewer than 50% of the directors to be elected is contested in the election;

—                 One or more of the dissident’s candidates is elected;

—                Shareholders are not permitted to cumulate their votes for directors; and

—                The election occurred, and the expenses were incurred, after the adoption of this bylaw.

4.	Antitakeover Defenses and Voting Related Issues

Advance Notice Requirements for Shareholder Proposals/Nominations

Vote CASE-BY-CASE on advance notice proposals, giving support to proposals that allow shareholders to submit proposals/nominations reasonably close to the meeting date and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory and shareholder review.

To be reasonable, the company’s deadline for shareholder notice of a proposal/ nominations must not be more than 60 days prior to the meeting, with a submittal window of at least 30 days prior to the deadline.

In general, support additional efforts by companies to ensure full disclosure in regard to a proponent’s economic and voting position in the company so long as the informational requirements are reasonable and aimed at providing shareholders with the necessary information to review such proposal.

Poison Pills

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder-approved poison pill in place; or (2) the company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

—                 Shareholders have approved the adoption of the plan; or

—                 The board, in exercising its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay that would result from seeking stockholder approval (i.e., the “fiduciary out” provision). A poison pill adopted under this “fiduciary out” will be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within 12 months would be considered sufficient.

Vote CASE-BY-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

—                 No lower than a 20% trigger, flip-in or flip-over;

—                A term of no more than three years;

—                 No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

—                 Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

For management proposals to adopt a poison pill for the stated purpose of preserving a company’s net operating losses (“NOL pills”), the following factors should be considered:

—                 the trigger (NOL pills generally have a trigger slightly below 5%);

—                the value of the NOLs;

—                 the term;

—                 shareholder protection mechanisms (sunset provision, causing expiration of the pill upon exhaustion or expiration of NOLs); and

—                 other factors that may be applicable.

In addition, vote WITHHOLD/AGAINST the entire board of directors, (except new nominees, who should be considered on a CASE-BY-CASE basis) if the board adopts or renews a poison pill without shareholder approval, does not commit to putting it to a shareholder vote within 12 months of adoption (or in the case of a newly public company, does not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold recommendation for this issue.

5.	Mergers and Corporate Restructurings

Overall Approach

For mergers and acquisitions, review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

—                 Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

—                 Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

—                 Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

—                 Negotiations and process - Were the terms of the transaction negotiated at arm’s-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers’ competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

—                 Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non - insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger.

—                Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

6.	State of Incorporation

Reincorporation Proposals

Evaluate management or shareholder proposals to change a company’s state of incorporation on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns including the following:

—                 Reasons for reincorporation;

—                 Comparison of company’s governance practices and provisions prior to and following the reincorporation; and

—                 Comparison of corporation laws of original state and destination state.

Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

7.	Capital Structure

Common Stock Authorization

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis. We consider company-specific factors that include, at a minimum, the following:

—                 Past Board performance

—                The company’s use of authorized shares during the last three years;

—                 One- and three-year total shareholder return;

—                 The board’s governance structure and practices;

—                 The current request;

—                Disclosure in the proxy statement of specific reasons for the proposed increase;

—                 The dilutive impact of the request as determined through an allowable cap generated by RiskMetrics’ (“RMG”) quantitative model, which examines the company’s need for shares and three-year total shareholder return; and

—                 Risks to shareholders of not approving the request.

Preferred Stock

Vote CASE-BY-CASE on proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors which include, at a minimum, the following:

—                 Specific reasons/ rationale for the proposed increase;

—                 The dilutive impact of the request as determined through an allowable cap generated by RMG’s quantitative model;

—                 The board’s governance structure and practices; and

—                 Risks to shareholders of not approving the request.

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).

Vote FOR proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense).

Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

8.	Executive and Director Compensation

Equity Compensation Plans

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:

—                 The total cost of the company’s equity plans is unreasonable;

—                The plan expressly permits the repricing of stock options/stock appreciation rights (SARs) without prior shareholder approval;

—                The CEO is a participant in the proposed equity-based compensation plan and there is a disconnect between CEO pay and the company’s performance where over 50 percent of the year-over-year increase is attributed to equity awards;

—                 The company’s three year burn rate exceeds the greater of 2% and the mean plus one standard deviation of its industry group (with a 10% tolerance); in conjunction with the qualitative overlay as outlined in the policy guidelines OR the company has a poor record of compensation practices, which is highlighted either in analysis of the compensation plan or the evaluation of the election of directors.

—                The plan provides for the acceleration of vesting of equity awards even though an actual change in control may not occur (e.g., upon shareholder approval of a transaction or the announcement of a tender offer); or

—                 The plan is a vehicle for poor pay practices.

Pay Practices

Good pay practices should align management’s interests with long-term shareholder value creation. Detailed disclosure of compensation criteria is required; proof that companies follow the criteria should be evident. Compensation practices should allow a company to attract and retain proven talent. Some examples of poor pay practices include: repricing or replacing of underwater stock options/stock appreciation rights without prior shareholder approval, special bonuses that are not performance based, practices that could incentivize excessive risk-taking, excessive tax reimbursements related to executive perquisites or other payments and multi-year guarantees for salary increases.

If the company maintains problematic or poor pay practices, generally vote first:

—                 AGAINST Management Say on Pay (MSOP) Proposals or;

—                 AGAINST an equity-based incentive plan proposal if excessive non-performance-based equity awards are the major contributor to a pay-for-performance misalignment, then;

—                 If no MSOP or equity-based incentive plan proposal item is on the ballot, AGAINST/WITHHOLD on compensation committee members (or, in rare cases where the full board is deemed responsible, all directors including the CEO) in egregious situations.

GSAM generally does not penalize a company by double counting a negative vote (i.e., voting against a compensation issue and against the compensation committee members)

Vote AGAINST or WITHHOLD from compensation committee members, CEO, and potentially the entire board, if the company has poor compensation practices. Vote AGAINST equity plans if the plan is a vehicle for poor compensation practices.

The following practices, while not exhaustive, are examples of poor compensation practices. The presence of one or more of the following practices when combined with a negative correlation between pay and performance may warrant withhold vote recommendations:

—                 Egregious employment contracts - Contracts containing multi-year guarantees for salary increases, bonuses and equity compensation;

—                 Excessive perks/tax reimbursements

-                    Overly generous perquisites, which may include, but are not limited to the following: personal use of corporate aircraft, personal security system maintenance and/or installation, car allowances;

-                    Reimbursement of income taxes on executive perquisites or other payments; (note about tax gross-ups: these may be acceptable in cases where gross-ups are provided pursuant to a plan, policy, or arrangement applicable to management employees of the company, such as relocation or expatriate tax equalization policy);

-                    Perquisites for former executives, such as car allowances, personal use of corporate aircraft or other inappropriate arrangements;

-                    Abnormally large bonus payouts without justifiable performance linkage or proper disclosure

-                    Performance metrics that are changed, canceled or replaced during the performance period without adequate explanation of the action and the link to performance;

—                 Excessive severance and/or change in control provisions:

-                    Inclusion of excessive change in control or severance payments, especially those with a multiple in excess of 3X cash pay;

-                    Payments upon an executive’s termination in connection with performance failure;

-                    Change in control payouts without loss of job or substantial diminution of job duties (single-triggered);

-                    New or materially amended employment or severance agreements that provide for modified single triggers, under which an executive may voluntarily leave for any reason and still receive the change-in-control severance package;

-                    Liberal change in control definition in individual contracts or equity plans which could result in payments to executives without an actual change in control occurring;

-                    New or materially amended employment or severance agreements that provide for an excise tax gross-up. Modified gross-ups would be treated in the same manner as full gross-ups;

-                    Perquisites for former executives such as car allowances, personal use of corporate aircraft or other inappropriate arrangements;

—                 Dividends or dividend equivalents paid on unvested performance shares or units;

—                Poor disclosure practices:

-                    Unclear explanation of how the CEO is involved in the pay setting process;

-                    Retrospective performance targets and methodology not discussed;

-                    Methodology for benchmarking practices and/or peer group not disclosed and explained;

—                 Internal Pay Disparity:

-                    Excessive differential between CEO total pay and that of next highest paid named executive officer (NEO);

—                 Options backdating (covered in a separate policy);

—                 Other excessive compensation payouts or poor pay practices at the company.

Other Compensation Proposals and Policies

Advisory Vote on Executive Compensation (Say-on-Pay) Management Proposals

Vote CASE-BY-CASE on management proposals for an advisory vote on executive compensation. Vote AGAINST these resolutions in cases where boards have failed to demonstrate good stewardship of investors’ interests regarding executive compensation practices.

For U.S. companies, consider the following factors in the context of each company’s specific circumstances and the board’s disclosed rationale for its practices:

Relative Considerations:

—                 Assessment of performance metrics relative to business strategy, as discussed and explained in the CD&A;

—                 Evaluation of peer groups used to set target pay or award opportunities;

—                Alignment of company performance and executive pay trends over time (e.g., performance down: pay down);

—                Assessment of disparity between total pay of the CEO and other Named Executive Officers (NEOs).

Design Considerations:

—                 Balance of fixed versus performance-driven pay;

—                 Assessment of excessive practices with respect to perks, severance packages, supplemental executive pension plans, and burn rates.

Communication Considerations:

—                Evaluation of information and board rationale provided in CD&A about how compensation is determined (e.g., why certain elements and pay targets are used, and specific incentive plan goals, especially retrospective goals);

—                 Assessment of board’s responsiveness to investor input and engagement on compensation issues (e.g., in responding to majority-supported shareholder proposals on executive pay topics).

Employee Stock Purchase Plans— Non-Qualified Plans

Vote CASE-BY-CASE on nonqualified employee stock purchase plans. Vote FOR nonqualified employee stock purchase plans with all the following features:

—                 Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);

—                 Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;

—                 Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value;

—                 No discount on the stock price on the date of purchase since there is a company matching contribution.

Vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the company matching contribution exceeds 25 percent of employee’s contribution, evaluate the cost of the plan against its allowable cap.

Option Exchange Programs/Repricing Options

Vote CASE-BY-CASE on management proposals seeking approval to exchange/reprice options, taking into consideration:

—                Historic trading patterns—the stock price should not be so volatile that the options are likely to be back “in-the-money” over the near term;

—                 Rationale for the re-pricing—was the stock price decline beyond management’s control?

—                 Is this a value-for-value exchange?

—                 Are surrendered stock options added back to the plan reserve?

—                 Option vesting—does the new option vest immediately or is there a black-out period?

—                 Term of the option—the term should remain the same as that of the replaced option;

—                 Exercise price—should be set at fair market or a premium to market;

—                 Participants—executive officers and directors should be excluded.

If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company’s total cost of equity plans and its three-year average burn rate.

In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company’s stock price demonstrates poor timing. Repricing after a recent decline in stock price triggers additional scrutiny and a potential AGAINST vote on the proposal. At a minimum, the decline should not have happened within the past year. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Other Shareholder Proposals on Compensation

Advisory Vote on Executive Compensation (Say-on-Pay)

Generally, vote FOR shareholder proposals that call for non-binding shareholder ratification of the compensation of the Named Executive Officers and the accompanying narrative disclosure of material factors provided to understand the Summary Compensation Table.

Golden Coffins/Executive Death Benefits

Generally vote FOR proposals calling on companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals for which the broad-based employee population is eligible.

Share Buyback Holding Periods

Generally vote AGAINST shareholder proposals prohibiting executives from selling shares of company stock during periods in which the company has announced that it may or will be repurchasing shares of its stock. Vote FOR the proposal when there is a pattern of abuse by executives exercising options or selling shares during periods of share buybacks.

Stock Ownership or Holding Period Guidelines

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While stock ownership on the part of directors is favored, the company should determine the appropriate ownership requirement.

Vote on a CASE-BY-CASE on shareholder proposals asking companies to adopt policies requiring Named Executive Officers to retain 75% of the shares acquired through compensation plans while employed and/or for two years following the termination of their employment, and to report to shareholders regarding this policy. The following factors will be taken into account:

—                 Whether the company has any holding period, retention ratio, or officer ownership requirements in place. These should consist of:

-                    Rigorous stock ownership guidelines, or

-                    A holding period requirement coupled with a significant long-term ownership requirement, or

-                    A meaningful retention ratio.

—                 Actual officer stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s own stock ownership or retention requirements.

—                Problematic pay practices, current and past, which may promote a short-term versus a long-term focus.

Tax Gross-Up Proposals

Generally vote FOR proposals asking companies to adopt a policy of not providing tax gross-up payments to executives, except where gross-ups are provided pursuant to a plan, policy, or arrangement applicable to management employees of the company, such as a relocation or expatriate tax equalization policy.

9.	Corporate Social Responsibility (CSR) Issues

Overall Approach

When evaluating social and environmental shareholder proposals, the following factors should be considered:

—                Whether adoption of the proposal is likely to enhance or protect shareholder value;

—                 Whether the information requested concerns business issues that relate to a meaningful percentage of the company’s business as measured by sales, assets, and earnings;

—                 The degree to which the company’s stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;

—                 Whether the issues presented are more appropriately/effectively dealt with through governmental or company-specific action;

—                 Whether the company has already responded in some appropriate manner to the request embodied in the proposal;

—                 Whether the company’s analysis and voting recommendation to shareholders are persuasive;

—                 What other companies have done in response to the issue addressed in the proposal;

—                 Whether the proposal itself is well framed and the cost of preparing the report is reasonable;

—                 Whether implementation of the proposal’s request would achieve the proposal’s objectives;

—                 Whether the subject of the proposal is best left to the discretion of the board;

—                 Whether the requested information is available to shareholders either from the company or from a publicly available source; and

—                 Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.

Genetically Modified Ingredients

Generally vote AGAINST proposals asking suppliers, genetic research companies, restaurants and food retail companies to voluntarily label genetically engineered (GE) ingredients in their products and/or eliminate GE ingredients. The cost of labeling and/or phasing out the use of GE ingredients may not be commensurate with the benefits to shareholders and is an issue better left to regulators.

Vote CASE-BY-CASE on proposals asking for a report on the feasibility of labeling products containing GE ingredients taking into account:

—                The company’s business and the proportion of it affected by the resolution;

—                 The quality of the company’s disclosure on GE product labeling, related voluntary initiatives, and how this disclosure compares with industry peer disclosure; and

—                Company’s current disclosure on the feasibility of GE product labeling, including information on the related costs.

Generally vote AGAINST proposals seeking a report on the social, health, and environmental effects of genetically modified organisms (GMOs). Studies of this sort are better undertaken by regulators and the scientific community.

Generally vote AGAINST proposals to completely phase out GE ingredients from the company’s products or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company’s products. Such resolutions presuppose that there are proven health risks to GE ingredients (an issue better left to regulators) that may outweigh the economic benefits derived from biotechnology.

Pharmaceutical Pricing, Access to Medicines, and Product Reimportation

Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing.

Vote CASE-BY-CASE on proposals requesting that the company report on their product pricing policies or their access to medicine policies, considering:

—                 The nature of the company’s business and the potential for reputational and market risk exposure;

—                 The existing disclosure of relevant policies;

—                 Deviation from established industry norms;

—                The company’s existing, relevant initiatives to provide research and/or products to disadvantaged consumers;

—                Whether the proposal focuses on specific products or geographic regions; and

—                The potential cost and scope of the requested report.

Generally vote FOR proposals requesting that companies report on the financial and legal impact of their prescription drug reimportation policies unless such information is already publicly disclosed.

Generally vote AGAINST proposals requesting that companies adopt specific policies to encourage or constrain prescription drug reimportation. Such matters are more appropriately the province of legislative activity and may place the company at a competitive disadvantage relative to its peers.

Gender Identity, Sexual Orientation, and Domestic Partner Benefits

Generally vote FOR proposals seeking to amend a company’s EEO statement or diversity policies to prohibit discrimination based on sexual orientation and/or gender identity, unless the change would result in excessive costs for the company.

Generally vote AGAINST proposals to extend company benefits to, or eliminate benefits from domestic partners. Decisions regarding benefits should be left to the discretion of the company.

Climate Change

Generally vote FOR resolutions requesting that a company disclose information on the impact of climate change on the company’s operations and investments considering whether:

—                 The company already provides current, publicly-available information on the impacts that climate change may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

—                 The company’s level of disclosure is at least comparable to that of industry peers; and

—                 There are no significant, controversies, fines, penalties, or litigation associated with the company’s environmental performance.

Lobbying Expenditures/Initiatives

Vote CASE-BY-CASE on proposals requesting information on a company’s lobbying initiatives, considering:

—                 Significant controversies, fines, or litigation surrounding a company’s public policy activities,

—                 The company’s current level of disclosure on lobbying strategy, and

—                 The impact that the policy issue may have on the company’s business operations.

Political Contributions and Trade Association Spending

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

—                There are no recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending; and

—                 The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibits coercion.

Vote AGAINST proposals to publish in newspapers and public media the company’s political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.

Vote CASE-BY-CASE on proposals to improve the disclosure of a company’s political contributions and trade association spending, considering:

—                Recent significant controversy or litigation related to the company’s political contributions or governmental affairs; and

—                The public availability of a company policy on political contributions and trade association spending including information on the types of organizations supported, the business rationale for supporting these organizations, and the oversight and compliance procedures related to such expenditures of corporate assets.

Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring political contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

Labor and Human Rights Standards

Generally vote FOR proposals requesting a report on company or company supplier labor and/or human rights standards and policies unless such information is already publicly disclosed.

Vote CASE-BY-CASE on proposals to implement company or company supplier labor and/or human rights standards and policies, considering:

—                 The degree to which existing relevant policies and practices are disclosed;

—                 Whether or not existing relevant policies are consistent with internationally recognized standards;

—                 Whether company facilities and those of its suppliers are monitored and how;

—                 Company participation in fair labor organizations or other internationally recognized human rights initiatives;

—                 Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;

—                 Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;

—                 The scope of the request; and

—                 Deviation from industry sector peer company standards and practices.

Sustainability Reporting

Generally vote FOR proposals requesting the company to report on its policies, initiatives, and oversight mechanisms related to social, economic, and environmental sustainability, unless:

—                 The company already discloses similar information through existing reports or policies such as an Environment, Health, and Safety (EHS) report; a comprehensive Code of Corporate Conduct; and/or a Diversity Report; or

The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.

The following section is a summary of the Guidelines, which form the substantive basis of the Policy with respect to non-U.S. public equity investments. Note that some items may vary by market based on specific country regulations or practices.

1. Operational Items

Financial Results/Director and Auditor Reports

Vote FOR approval of financial statements and director and auditor reports, unless:

—            There are concerns about the accounts presented or audit procedures used; or

—             The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Appointment of Auditors and Auditor Fees

Vote FOR the reelection of auditors and proposals authorizing the board to fix auditor fees, unless:

—             There are serious concerns about the accounts presented or the audit procedures used;

—             The auditors are being changed without explanation; or

—            Non-audit-related fees are substantial or are routinely in excess of standard annual audit-related fees.

Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Appointment of Internal Statutory Auditors

Vote FOR the appointment or reelection of statutory auditors, unless:

—             There are serious concerns about the statutory reports presented or the audit procedures used;

—            Questions exist concerning any of the statutory auditors being appointed; or

—             The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Allocation of Income

Vote FOR approval of the allocation of income, unless:

—            The dividend payout ratio has been consistently below 30 percent without adequate explanation; or

—             The payout is excessive given the company’s financial position.

Stock (Scrip) Dividend Alternative

Vote FOR most stock (scrip) dividend proposals.

Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Amendments to Articles of Association

Vote amendments to the articles of association on a CASE-BY-CASE basis.

Change in Company Fiscal Term

Vote FOR resolutions to change a company’s fiscal term unless a company’s motivation for the change is to postpone its AGM.

Lower Disclosure Threshold for Stock Ownership

Vote AGAINST resolutions to lower the stock ownership disclosure threshold below 5 percent unless specific reasons exist to implement a lower threshold.

Amend Quorum Requirements

Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

Transact Other Business

Vote AGAINST other business when it appears as a voting item.

2. Board of Directors

Director Elections

Vote FOR management nominees in the election of directors, unless:

—             Adequate disclosure has not been provided in a timely manner; OR

—            There are clear concerns over questionable finances or restatements; OR

—             There have been questionable transactions with conflicts of interest; OR

—             There are any records of abuses against minority shareholder interests; OR

—            The board fails to meet minimum corporate governance standards. OR

Vote FOR individual nominees unless there are specific concerns about the individual or company, such as criminal wrongdoing or breach of fiduciary responsibilities. Other considerations may include sanctions from government or authority, violations of laws and regulations, or other issues related to improper business practice.

Vote AGAINST individual directors if repeated absences at board meetings have not been explained (in countries where this information is disclosed).

Vote on a CASE-BY-CASE basis for contested elections of directors, e.g., the election of shareholder nominees or the dismissal of incumbent directors, determining which directors are best suited to add value for shareholders.

Vote FOR employee and/or labor representatives if they sit on either the audit or compensation committee and are required by law to be on those committees.

Vote AGAINST employee and/or labor representatives if they sit on either the audit or compensation committee, if they are not required to be on those committees.

Executive Director

—             Employee or executive of the company;

—            Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.

Non-Independent Non-Executive Director (NED)

—            Any director who is attested by the board to be a non-independent NED;

—             Any director specifically designated as a representative of a significant shareholder of the company;

—             Any director who is also an employee or executive of a significant shareholder of the company;

—             Beneficial owner (direct or indirect) of at least 10% of the company’s stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., family members who beneficially own less than 10% individually, but collectively own more than 10%), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);

—            Government representative;

—             Currently provides (or a relative provides) professional services to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of $10,000 per year;

—             Represents customer, supplier, creditor, banker, or other entity with which company maintains transactional/commercial relationship (unless company discloses information to apply a materiality test);

—             Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;

—             Relative of a current employee of the company or its affiliates;

—             Relative of a former executive of the company or its affiliates;

—            A new appointee elected other than by a formal process through the General Meeting (such as a contractual appointment by a substantial shareholder);

—            Founder/co-founder/member of founding family but not currently an employee;

—            Former executive (5 year cooling off period);

—             Years of service is generally not a determining factor unless it is recommended best practice in a market and/or in extreme circumstances, in which case it may be considered.

Independent NED

—            No material connection, either directly or indirectly, to the company other than a board seat.

Employee Representative

—             Represents employees or employee shareholders of the company (classified as “employee representative” but considered a non-independent NED).

Discharge of Directors

Generally vote FOR the discharge of directors, including members of the management board and/or supervisory board, unless there is reliable information about significant and compelling controversies that the board is not fulfilling its fiduciary duties warranted by:

—             A lack of oversight or actions by board members which invoke shareholder distrust related to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest; or

—             Any legal issues (e.g., civil/criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged actions yet to be confirmed (and not only the fiscal year in question), such as price fixing, insider trading, bribery, fraud, and other illegal actions; or

—            Other egregious governance issues where shareholders will bring legal action against the company or its directors.

—             For markets which do not routinely request discharge resolutions (e.g., common law countries or markets where discharge is not mandatory), analysts may voice concern in other appropriate agenda items, such as approval of the annual accounts or other relevant resolutions, to enable shareholders to express discontent with the board.

Director Compensation

Vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.

Vote AGAINST proposals to introduce retirement benefits for non-executive directors.

Director, Officer, and Auditor Indemnification and Liability Provisions

Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

Vote AGAINST proposals to indemnify auditors.

Board Structure

Vote FOR proposals to fix board size.

Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

Chairman CEO combined role (for applicable markets)

GSAM will generally recommend a vote AGAINST shareholder proposals requiring that the chairman’s position be filled by an independent director, if the company satisfies 3 of the 4 following criteria:

-            2/3 independent board, or majority in countries where employee representation is common practice;

-            A designated, or a rotating, lead director, elected by and from the independent board members with clearly delineated and comprehensive duties;

-            Fully independent key committees; and/or

-            Established, publicly disclosed, governance guidelines and director biographies/profiles.

3. Capital Structure

Share Issuance Requests

General Issuances:

Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.

Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

Specific Issuances:

Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

Increases in Authorized Capital

Vote FOR non-specific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote FOR specific proposals to increase authorized capital to any amount, unless:

—            The specific purpose of the increase (such as a share-based acquisition or merger) does not meet RMG guidelines for the purpose being proposed; or

—            The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.

Vote AGAINST proposals to adopt unlimited capital authorizations.

Reduction of Capital

Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

Capital Structures

Vote FOR resolutions that seek to maintain or convert to a one-share, one-vote capital structure.

Vote AGAINST requests for the creation or continuation of dual-class capital structures or the creation of new or additional supervoting shares.

Preferred Stock

Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets RMG guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

Debt Issuance Requests

Vote non-convertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets RMG guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Pledging of Assets for Debt

Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

Increase in Borrowing Powers

Vote proposals to approve increases in a company’s borrowing powers on a CASE-BY-CASE basis.

Share Repurchase Plans

Generally vote FOR share repurchase programs/market repurchase authorities, provided that the proposal meets the following parameters:

—            Maximum volume: 10 percent for market repurchase within any single authority and 10 percent of outstanding shares to be kept in treasury (“on the shelf”);

—             Duration does not exceed 18 months.

—            For markets that either generally do not specify the maximum duration of the authority or seek a duration beyond 18 months that is allowable under market specific legislation, RMG will assess the company’s historic practice. If there is evidence that a company has sought shareholder approval for the authority to repurchase shares on an annual basis, RMG will support the proposed authority.

In addition, vote AGAINST any proposal where:

—             The repurchase can be used for takeover defenses;

—            There is clear evidence of abuse;

—            There is no safeguard against selective buybacks;

—             Pricing provisions and safeguards are deemed to be unreasonable in light of market practice.

RMG may support share repurchase plans in excess of 10 percent volume under exceptional circumstances, such as one-off company specific events (e.g. capital re-structuring). Such proposals will be assessed case-by-case based on merits, which should be clearly disclosed in the annual report, provided that following conditions are met:

—            The overall balance of the proposed plan seems to be clearly in shareholders’ interests;

—             The plan still respects the 10 percent maximum of shares to be kept in treasury.

Reissuance of Repurchased Shares

Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/Increase in Par Value

Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

4. Other

Reorganizations/Restructurings

Vote reorganizations and restructurings on a CASE-BY-CASE basis.

Mergers and Acquisitions

Vote CASE-BY-CASE on mergers and acquisitions taking into account the following:

For every M&A analysis, RMG reviews publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

—            While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, RMG places emphasis on the offer premium, market reaction, and strategic rationale.

—            Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable?

—             Market reaction - How has the market responded to the proposed deal? A negative market reaction will cause RMG to scrutinize a deal more closely.

—             Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable.

—            Management should also have a favorable track record of successful integration of historical acquisitions.

—             Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? RMG will consider whether any special interests may have influenced these directors and officers to support or recommend the merger.

—            Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

Mandatory Takeover Bid Waivers

Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

Reincorporation Proposals

Vote reincorporation proposals on a CASE-BY-CASE basis.

Expansion of Business Activities

Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

Related-Party Transactions

Vote related-party transactions on a CASE-BY-CASE basis.

Compensation Plans

Good pay practices should align management’s interests with long-term shareholder value creation. Detailed disclosure of compensation criteria is required; proof that companies follow the criteria should be evident. Compensation practices should allow a company to attract and retain proven talent. Some examples of poor pay practices include: repricing or replacing of underwater stock options/stock appreciation rights without prior shareholder approval, special bonuses that are not performance based, practices that could incentivize excessive risk-taking, excessive tax reimbursements related to executive perquisites or other payments and multi-year guarantees for salary increases.

Vote compensation plans on a CASE-BY-CASE basis.

Antitakeover Mechanisms

Generally vote AGAINST all antitakeover proposals, unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

Shareholder Proposals

Vote all shareholder proposals on a CASE-BY-CASE basis.

Vote FOR proposals that would improve the company’s corporate governance or business profile at a reasonable cost.

Vote AGAINST proposals that limit the company’s business activities or capabilities or result in significant costs being incurred with little or no benefit.

Hansberger Global Investors, Inc.

Proxy Voting Guidelines

Revised as of January 1, 2011

Reviewed as December 3, 2010

General Guidelines

The proxy voting guidelines below summarize HGI’s position on various issues of concern to investors and give a general indication of how portfolio securities held in client accounts will be voted. The guidelines are not exhaustive and do not include all potential voting issues. In addition, because proxy voting issues and circumstances of individual companies are so varied, there may be instances when HGI may not vote in strict adherence to these guidelines as outlined below. The following guidelines are grouped according to the types of proposals generally presented to shareholders.

(i) Board of Directors Issues

HGI will generally vote for all Board of Directors nominees unless certain actions by the Directors warrant votes to be withheld. These instances include Directors who:

—     Attend less than 75% of the board and committee meetings; and

—    Are also the CEO of a company where a serious restatement has occurred after the CEO certified the pre-restatement financial statements.

HGI also feels that the following conflicts of interest may hinder a director’s performance and will therefore typically withhold votes from a candidate who is a:

—    CFO who presently sits on the board;

—     Director who presently sits on an excessive number of boards;

—    Director, or a director whose immediate family member, provides material professional services to the company at any time during the past five years;

—    Director, or a director whose immediate family member, engages in airplane, real estate or other similar deals with the company, including perquisite type grants from the company; and

—    Director with an interlocking directorship.

(ii) Auditors

HGI will generally vote for proposals to ratify auditors. However, HGI will generally vote against ratification of the auditor and/or authorizing the board to set auditor fees for the following reasons:

—    When audit fees added to audit-related fees total less than one-third of the total fees paid to the auditor by a company; When there have been any recent restatements or late filings by the company where the auditor bears some responsibility for the restatement or late filing (e.g., a restatement due to a reporting error);

—    When the company has aggressive accounting policies;

—    When the company has poor disclosure or lack of transparency in financial statements;

—    When there are other relationships or issues of concern with the auditor that might suggest a conflict between the interest of the auditor and the interests of shareholders; or

—    When the company is changing auditors as a result of a disagreement between the company and the auditor on a matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures.

(iii) Executive and Director Compensation

HGI will generally support executive compensation plans that motivate participants to focus on long-term shareholder value and returns, encourage employee stock ownership, and more closely align employee interests with those of shareholders. HGI will also support resolutions regarding director’s fees.

In order to allow for meaningful shareholder review, we believe that incentive programs should generally include: (i) specific and appropriate performance goals; (ii) a maximum award pool; and (iii) a maximum award amount per employee. In addition, the payments made should be reasonable relative to the performance of the business, and total compensation to those covered by the plan should be in line with compensation paid by the Company’s peers.

In general, HGI will determine votes for the following on a case-by-case basis:

—     Stock-based incentive plans;

—    Performance-based stock option proposals;

—    Stock plans in lieu of cash;

—    Proposals to ratify or cancel executive severance agreements; and

—    Management proposals seeking approval to re-price options.

HGI will generally vote against:

—    Retirement plans for non-employee directors;

—     Shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or forms of compensation; and

—    Shareholder proposals requiring director fees to be paid in stock only.

(iv) Takeover/Tender Offer Defenses

Anti-takeover proposals are analyzed on a case-by-case basis. However, since investors customarily, in our view, suffer a diminution of power as a result of the adoption of such proposals, they are generally opposed by HGI unless structured in such a way that they give shareholders the ultimate decision on any proposal or offer. Specifically, HGI will under normal circumstances oppose:

—    Dual class exchange offers and dual class recapitalizations (unequal voting rights);

—    Proposals to require a supermajority shareholder vote to approve charter and by-law amendments;

—    Proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations; and

—    Fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

(v) Capital Structure and Shareholder Rights

This category consists of broad issues concerning capital structure and shareholder rights. These types of issues generally call for revisions to the corporate by-laws, which will impact shareholder ownership rights. All items are reviewed and voted on a case-by-case basis; however, HGI endeavors to balance the ownership rights of shareholders and their best interests with providing management of each corporation the greatest operational latitude.

(vi) Social and Political Responsibility Issues

In the case of social and political responsibility issues that in HGI’s view do not primarily involve financial considerations, it is not possible to represent fairly the diverse views of HGI’s clients. HGI generally votes in accordance with the recommendations of its proxy voting service on these social and political issues, although HGI sometimes may abstain from voting on these issues.

Proxy Voting Policy and Procedures

Revised as of January 1, 2011

Reviewed as December 3, 2010

Proxy Voting Policy

A.         Objective

When Hansberger Global Investors, Inc. (“HGI”) is responsible for voting proxies, we take reasonable steps under the circumstances to ensure that proxies are voted in the best interest of our clients, which means voting proxies with a view to enhancing the financial value of the securities held in client accounts. The financial interest of our clients is the primary consideration in determining how proxies should be voted. In the case of social and political responsibility issues that, in our view, do not primarily involve financial considerations, it is not possible to represent fairly the diverse views of our clients. Thus, HGI generally votes in accordance with the recommendations of its proxy voting service on such issues, although, on occasion HGI could abstain from voting.

When making proxy-voting decisions, HGI generally adheres to its Proxy Voting Guidelines (the “Guidelines”), as revised from time to time by HGI, that detail HGI’s positions on recurring issues and criteria for addressing non-recurring issues.

B.        Accounts for Which HGI Has Proxy Voting Responsibility

HGI generally will vote proxies for client accounts only if it has been expressly delegated such power in writing. To eliminate ambiguity and to ensure clients who want us to vote proxies understand our policies and procedures, HGI ensures that proxy voting is expressly addressed in our investment management agreements with new clients or revised agreements with existing clients. We generally interpret silence in the agreement as not delegating HGI the right to vote, except for agreements with U.S. employee benefit plans subject to ERISA. For ERISA accounts, HGI assumes that it has voting power unless a written document expressly prohibits HGI from voting proxies, or assigns voting power to another fiduciary.

C.        Voting and Non-Voting of Proxies

HGI generally endeavors to vote proxies it is eligible to vote and timely receives. We generally will not vote proxies under the following circumstances:

—            We will not vote proxies for securities not selected by us or for securities over which we have no discretionary authority held in a client account.

—            We will not vote proxies that we do not receive in time to submit a timely vote. The timeliness of notification, distribution of proxy materials, book closure and the actual meeting date will vary by jurisdiction and market practice.

—            We ordinarily will not vote on proposals if a security is on loan at the time of the vote under a client’s securities lending arrangement. Absent extraordinary circumstances, we believe that the administrative burden and loss of revenue associated with recalling securities will outweigh the anticipated benefit, particularly since there is no guarantee that loaned securities can be retrieved in time to submit a timely vote. We may ask that a security be recalled to vote under extraordinary circumstances. This decision will be made only when, in our sole judgment, the matter to be voted on has critical significance to the potential value of a long-term holding, and the relative cost and/or administrative inconvenience of retrieving the securities does not outweigh the perceived benefit.

—             We may not vote on a particular proposal or proxy if the costs or burdens of voting outweigh the expected benefit to clients. These decisions are generally made on a case-by-case basis and will be dependent on numerous factors, including the nature of the proposal, the nature of the holding, the direct cost of voting, and whether voting will hinder our ability to sell a security.

Voting proxies for securities of companies located outside of the United States raises the same issues as voting proxies related to U.S. companies but could involve significantly greater effort or cost that could result in us deciding not to vote. Additional burdens include, but are not limited to:

—             Differing rules and practices regarding shareholder notification and voting in different jurisdictions could result in greater instances of HGI being unable to submit a timely vote.

—             Some jurisdictions require that shares to be voted be “blocked” by the custodian or depository (or bearer shares deposited with a specified financial institution) for a specified number of days (usually five or fewer but sometimes longer) before or after the shareholder meeting.

—            Offering materials may not be available in English at a reasonable cost or received timely to permit informed voting.

—            Some jurisdictions may require that securities be registered in a particular way that differs from ordinary practice (e.g., registered in the company’s share registry or taken out of nominee name).

D.        Conflicts

From time to time, proxy voting proposals may raise conflicts between the interests of HGI’s clients and the interests of HGI and/or its employees. Under these circumstances, HGI will take additional steps that are designed to ensure that the proxies are voted based on our clients’ best interests. Conflicts of interest may arise when:

—            Proxy votes regarding non-routine matters are solicited by an issuer that has an institutional separate account relationship with HGI;2

—             A proponent of a proxy proposal has a business relationship with HGI or an HGI employee;

—             HGI or an HGI employee has a business relationship with a participant in a proxy contests, or a director election.

HGI’s Proxy Voting Committee is responsible for overseeing the proxy voting process, including monitoring and resolving possible material conflicts of interest. Any portfolio manager or research analyst with knowledge of a personal conflict of interest relating to a particular matter shall disclose that conflict to the Chief Compliance Officer or another member of the Proxy Voting Committee, and may

[2]

For this purpose, HGI generally will consider as “non-routine” any matter listed in New York Stock Exchange Rule 452.11, relating to when a member firm may not vote a proxy without instructions from its customer (for example, contested matters are deemed non-routine).

be required to recuse him or herself from the proxy voting process. Issues raising possible conflicts of interest are referred to the Proxy Voting Committee for evaluation and resolution. Conflicts of interest may be resolved in different ways by the Proxy Voting Committee. Possible ways that conflicts of interest may be resolved include strict application of our Guidelines, recusal of conflicted personnel, consultation with other unconflicted investment personnel, or voting in accordance with an objective third party recommendation...

E.        Arrangement with Proxy Voting Service

We use an unaffiliated third party proxy administrator to assist in voting proxies. The proxy voting service’s functions may include notifying us of shareholder meeting dates, translating proxy materials received from companies, providing associated research and recommendations for voting on particular proxy proposals, recordkeeping and physically transmitting votes. Although we may consider the recommendations of the proxy voting service and other parties if appropriate, we make the ultimate decision on how to vote client proxies.

F.        Reports

HGI will provide clients with periodic reports on our proxy voting decisions and actions for securities in their accounts, in such forms or intervals as the clients reasonably request. Clients may contact HGI for such information.

Institutional Capital LLC

Proxy voting policies and procedures

General

Institutional Capital LLC (the “ICAP”) exercises voting authority with respect to securities held by our private account clients who delegate authority for proxy voting to us. Our fiduciary duties require us to monitor corporate events and to vote the proxies in a manner consistent with the best interest of our clients.

I. Supervision of policy

ICAP’s Proxy Committee, which includes the analyst who follows the company, is responsible for overseeing the day-to-day operation of these proxy voting policies and procedures. The analyst who follows the company is responsible for monitoring corporate actions, analyzing proxy proposals, making voting decisions, and ensuring that proxies are submitted in a timely fashion. We have retained Institutional Shareholder Services, a subsidiary of MSCI Inc. (ISS) to provide objective analysis and recommendations to assist the Proxy Committee in their evaluation of each proxy proposal.

II. Disclosure to clients

We will disclose to clients how they can obtain information from us on how client portfolio securities were voted. This disclosure will be made annually. At the same time, we will provide a summary of these proxy voting policies and procedures to clients and, upon request, will provide them with a copy of the same.

III. Recordkeeping

We will maintain the following records with respect to proxy voting:

a copy of our proxy voting policies and procedures;

a copy of all proxy statements received (ICAP may rely on a third party or the SEC’s EDGAR system to satisfy this requirement);

a record of each vote cast on behalf of a client (ICAP may rely on a third party to satisfy this requirement);

a copy of any document prepared by ICAP that was material to making a voting decision or that memorializes the basis for that decision; and

a copy of each written client request for information on how we voted proxies on the client’s behalf and a copy of any written response to any (written or oral) client request for information on how we voted proxies on behalf of the requesting client.

These books and records shall be made and maintained in accordance with the requirements and time periods provided in Rule 204-2 of the Investment Advisers Act of 1940.

IV. Proxy voting guidelines

The proxy voting guidelines below summarize our position on various issues of concern to clients and give a general indication as to how we will vote shares on each issue. However, this list is not exhaustive and does not include all potential voting issues and for that reason, there may be instances where we may not vote the client’s shares in strict accordance with these guidelines. Alternatively, clients may give us their own written proxy voting guidelines to which we will endeavor to adhere for their account.

V. Conflicts of interest

There may be instances where our interests conflict, or appear to conflict, with client interests. For example, we may manage a portion of a pension plan of a company whose management is soliciting proxies. There may be a concern that we would vote in favor of management because of our relationship with the company. Or, for example, we (or our senior executive officers) may have business or personal relationships with corporate directors or candidates for directorship.

Our duty is to vote proxies in the best interests of our clients. Therefore, in situations where there is a conflict of interest, we will take one of the following steps to resolve the conflict:

1.	Vote the securities based on a pre-determined voting policy if the application of the policy to the matter is routine in nature;

2.	Vote the securities in accordance with a pre-determined policy based upon the recommendations of an independent third party, such as a proxy voting service; or

3.	Disclose the conflict to the client and obtain the client’s direction to vote the proxies.

Proxy voting guidelines

I. Overview

In general, we vote proxies in a manner designed to maximize the value of our clients’ investment. We review all proxy proposals on a case-by-case basis. We generally support those proposals that promote shareholder corporate governance rights and management/board accountability. We also generally support management/board compensation proposals that are intended to enhance the long-term economic value of the corporation for shareholders. In evaluating a particular proxy proposal, we take into consideration many things including the costs involved in the proxy proposal, the existing governance of the affected company, as well as its management and operations.

The following policies are designed to provide guidelines to be followed in most situations but shall not be binding on ICAP. In certain cases, we may vote differently due to the particular facts and circumstance of a proposal and the company and/or client objectives.

II. Election of the board of directors

We believe that good governance starts with an independent board all of whose members are elected annually by confidential voting. In addition, key board committees should be entirely independent. “Independence” with respect to directors and committee members shall be defined in accordance with the applicable self-regulatory organization definition.

We generally support the election of directors that result in a board made up of a majority of independent directors.

We may withhold votes for non-independent directors who serve on the audit, compensation, and/or nominating committees of the board.

We hold directors accountable for the actions of the committees on which they serve. For example, we may withhold votes for nominees who serve on the compensation committee if they approve excessive compensation arrangements, propose equity-based compensation plans that unduly dilute the ownership interests of shareholders, or approve the repricing of outstanding options without shareholder approval.

We generally vote for proposals that seek to fix the size of the board

We view the election of a company’s board of directors as one of the most fundamental rights held by shareholders of the company. Because a classified board structure prevents shareholders from electing a full slate of directors at annual meetings, we generally vote against proposals that would result in classified boards. We may vote in favor of shareholder or management proposals to declassify a board of directors.

III. Compensation

We review all proposals relating to management and director compensation in light of the company’s performance and corporate governance practices. We normally vote against significant compensation increases or compensation not tied to the company performance in instances where we believe the company is underperforming and/or management has not added value to the company.

We encourage the use of reasonably designed equity-based compensation plans that align the interests of corporate management with those of shareholders by providing officers and employees with an incentive to increase shareholder value. Conversely, we are opposed to plans that substantially dilute our ownership interest in the company, provide participants with excessive awards, or have inherently objectionable structural features. All awards of stock-based compensation should be reasonable in light of company and management performance and the industry peer group.

We review proposals to approve equity-based compensation plans on a case-by-case basis. In evaluating the proposal, we assess the dilutive effect of the plan based on a profile of the company and similar companies. We will generally vote against a plan if we determine that it would be too dilutive.

IV. Approval of independent auditors

We believe that the relationship between the company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that comply with SEC requirements and do not, in the aggregate, raise any appearance of impaired independence.

We may vote against the approval or ratification of auditors where non-audit fees make up a substantial portion of the total fees paid by the company to the audit firm.

We will evaluate on a case-by-case basis instances in which the audit firm has substantial non-audit relationships with the company (regardless of its size relative to the audit fee) to determine whether we believe independence has been compromised.

V. Social, political and environmental issues

Proposals in this category, initiated primarily by shareholders, typically request that the company disclose or amend certain business practices.

We recognize that the activity or inactivity of a company with respect to matters of social, political or environmental concern may have an effect upon the economic success of the company and the value of its securities. However, we do not consider it appropriate, or in our client’s interests, to impose our own standards on others. Therefore, we will normally support management’s position on matters of social, political or environmental concern, except where we believe that a different position would be in the clear economic interests of company shareholders.

VI. Other situations

No set of guidelines can anticipate all situations that may arise. With respect to proposals not addressed by these guidelines, we will vote in a manner that we consider to be in the best interest of our clients.

Jennison Associates LLC

Proxy Voting Policy Summary

Conflicts of interest may also arise in voting proxies. Jennison Associates LLC (“Jennison”) has adopted a proxy voting policy to address these conflicts.

Jennison actively manages publicly traded equity securities and fixed income securities. It is the policy of Jennison that where proxy voting authority has been delegated to and accepted by Jennison, all proxies shall be voted by investment professionals in the best interest of the client without regard to the interests of Jennison or other related parties, based on recommendations as determined by pre-established guidelines either adopted by Jennison or provided by the client. Secondary consideration is permitted to be given to the public and social value of each issue. For purposes of this policy, the “best interests of clients” shall mean, unless otherwise specified by the client, the clients’ best economic interests over the long term – that is, the common interest that all clients share in seeing the value of a common investment increase over time. Any vote that represents a potential material conflict is reviewed by Jennison Compliance and referred to the Proxy voting Committee to determine how to vote the proxy if Compliance determines that a material conflict exists.

In voting proxies for international holdings, which we vote on a best efforts basis, we will generally apply the same principles as those for U.S. holdings. However, in some countries, voting proxies result in additional restrictions that have an economic impact or cost to the security, such as “share blocking”, where Jennison would be restricted from selling the shares of the security for a period of time if Jennison exercised its ability to vote the proxy. As such, we consider whether the vote, either itself or together with the votes of other shareholders, is expected to have an effect on the value of the investment that will outweigh the cost of voting. Our policy is to not vote these types of proxies when the costs outweigh the benefit of voting, as in share blocking.

In an effort to discharge its responsibility, Jennison has examined third-party services that assist in the researching and voting of proxies and development of voting guidelines. After such review, Jennison has selected an independent third party proxy voting vendor to assist it in researching and voting proxies. Jennison will utilize the research and analytical services, operational implementation and recordkeeping and reporting services provided by the proxy voting vendor. The proxy voting vendor will research each proxy and provide a recommendation to Jennison as to how best to vote on each issue based on its research of the individual facts and circumstances of the proxy issue and its application of its research findings. It is important to note while Jennison may review the research and analysis provided by the vendor, the vendor’s recommendation does not dictate the actual voting instructions nor Jennison’s Guidelines. The proxy voting vendor will cast votes in accordance with Jennison’s Guidelines, unless instructed otherwise by a Jennison Investment Professional, as set forth below, or if Jennison has accepted direction from a Client, in accordance with the Client’s Guidelines.

In voting proxies for quantitatively derived holdings and Jennison Managed Accounts (i.e., “wrap”) where the securities are not held elsewhere in the firm, Jennison has established a custom proxy voting policy with respect to the voting of these proxies. Proxies received in these circumstances will be voted utilizing the Jennison’s guidelines. Additionally, in those circumstances where no specific Jennison guideline exists, Jennison will vote using the recommendations of the proxy voting vendor.

For securities on loan pursuant to a client’s securities lending arrangement, Jennison will work with either custodian banks or the proxy voting vendor to monitor upcoming meetings and call stock loans, if possible, in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. In determining whether to call stock loans, the relevant investment professional shall consider whether the benefit to the client in voting the matter outweighs the benefit to the client in keeping the stock on loan. It is important to note that in order to recall securities on loan in time to vote, the process must be initiated PRIOR to the record date of the proxy. This is extremely difficult to accomplish as Jennison is rarely made aware of the record date in advance.

It is further the policy of Jennison that complete and accurate disclosure concerning its proxy voting policies and procedures and proxy voting records, as required by the Advisers Act, is to be made available to clients.

These procedures are intended to provide Jennison with the reasonable assurance that all clients’ accounts are being treated fairly so that no one client’s account is systematically advantaged.

J. P. Morgan Investment Management Inc.

As an investment adviser, JPMorgan may be granted by its clients the authority to vote the proxies of the securities held in client portfolios. To ensure that the proxies are voted in the best interests of its clients, JPMorgan and its affiliated advisers have adopted detailed proxy voting procedures (“Procedures”) that incorporate detailed proxy guidelines (“Guidelines”) for voting proxies on specific types of issues.

JPMorgan is part of a global asset management organization with the capability to invest in securities of issuers located around the globe. Because the regulatory framework and the business cultures and practices vary from region to region the Guidelines are customized for each region to take into account such variations. Separate Guidelines cover the regions of (1) North America, (2) Europe, (3) Asia (ex-Japan) and (4) Japan, respectively. As a general rule, in routine proxies of a particular security, the guidelines of the region in which the issuer of such security is organized will be applied.

Pursuant to the Procedures, most routine proxy matters will be voted in accordance with the Guidelines, which have been developed with the objective of encouraging corporate action that enhances shareholder value. For proxy matters that are not covered by the Guidelines, matters that require a case-by-case determination or where a vote contrary to the Guidelines is considered appropriate, the Procedures require a certification and review process to be completed before the vote is cast. That process is designed to identify actual or potential material conflicts of interest and ensure that the proxy vote is cast in the best interests of clients.

To oversee and monitor the proxy-voting process, JPMorgan has established a proxy committee and appointed a proxy administrator in each global location where proxies are voted. The primary function of each proxy committee is to review periodically general proxy-voting matters, review and approve the Guidelines annually, and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues implemented by JPMorgan. The procedures permit an independent voting service; currently Institutional Shareholder Services, Inc. in the United States, to perform certain services otherwise carried out or coordinated by the proxy administrator.

A copy of the JPMorgan proxy voting procedures and guidelines are available upon request by contacting your client service representative.

Logan Circle Partners, L.P.

Proxy Voting Policy and Procedures

ADOPTED July, 1, 2011

Logan Circle Partners, L.P. (“Logan Circle”) is a fixed income manager and the securities purchased for client accounts are predominantly fixed income securities. Accordingly, Logan Circle is seldom if ever called upon to vote securities on clients’ behalf. However, in the event that Logan Circle is expressly granted the discretion to vote proxies for a client’s account and an occasion arose where a security needed to be voted, Logan Circle has adopted this following proxy voting policy and procedures to facilitate the voting of proxies for client accounts.

I.         General

This policy defines procedures for voting securities held on behalf of each client for which the Firm has the discretionary authority to vote, and to ensure that such securities are voted for the benefit of and in the best interest of the client. The objective of voting a security in each case under this policy is to seek to enhance the value of the investment that the security represents or to reduce the potential for a decline in the value of the investment that the security represents.

This policy does not attempt to describe every regulatory and compliance requirement applicable to proxy voting, but rather summarizes some of the issues involved and establishes general rules and procedures. This policy does not prescribe voting requirements or specific voting considerations. Instead, this policy provides procedures for (i) assembling voting information and applying the informed expertise and judgment of Logan Circle’s personnel on a timely basis in pursuit of the above stated voting objectives, and (ii) addressing conflicts of interest, if applicable.

A further element of this policy is that, while voting on all issues presented should be considered, voting on all issues is not required. Some issues presented for a vote of security holders are not relevant to this policy’s voting objective, or it is not reasonably possible to ascertain what effect, if any, a vote on a given issue may have on the value of an investment.

II.         Proxy Voting Procedures

At Logan Circle, Research Analysts are responsible for performing research on the companies and issuers in which Logan Circle invests. The same Research Analyst would be responsible for advising on proxy voting for the issuer, as they would be the most familiar with issuer and company-specific issues. Portfolio Managers may also provide input when appropriate.

The following sets forth the procedures for effectuating proxy voting:

1.	Operations shall collect and assemble proxy statements and other communications pertaining to proxy voting, together with proxies or other means of voting or giving voting instructions.

2.	Operations shall review the issuer vote agenda, the meeting date and cut-off date in which all votes must be submitted.

3.	Operations will promptly forward all applicable research, proxy material, participating accounts and agenda items to the respective Research Analyst, Portfolio Manager and the CCO.

4.	The CCO will review the proxy to determine if a conflict of interest is present when voting a particular proxy.

5.	The Research Analyst and Portfolio Manager shall review the proxy materials to determine how to vote in the best interests of clients and shall provide voting instructions to Operations.

6.

Operations shall provide the voting instructions whether in the form of a proxy statement, electronic or other voting communication to custodians, brokers, nominees, tabulators or others in a manner to permit the voting in a timely manner.

7.	Operations is responsible for recording the following information with respect to each proxy vote that relates to a portfolio security held for a client to the extent applicable:

a.	The name of the issuer of the portfolio security;
b.	The CUSIP number or other identifying number for the portfolio security;
c.	The shareholder meeting date;
d.	A brief identification of the matter voted on;
e.	Whether a vote was cast on the matter; and
f.	How the vote was cast for the matter (e.g., for or against the proposal, or abstain, etc.)

8.	Subsequent to the vote, the CCO will review the proxy voting records to confirm that all accounts were voted according to this policy and procedures.

III.         VOTING GUIDELINES

Logan Circle will review all proxy solicitation materials it receives concerning securities held in a client account for which Logan Circle has investment discretion. Logan Circle will evaluate all such information and may seek additional information from the party soliciting the proxy and independent corroboration of such information when Logan Circle considers it appropriate and when it is reasonably available.

In the absence of specific voting guidelines from the client, Logan Circle will vote proxies in the best interests of each particular client, which may result in different voting results for proxies for the same issuer. Logan Circle believes that voting proxies in accordance with the following guidelines is in the best interests of its clients.

Generally, Logan Circle will vote FOR a proposal when it believes that the proposal serves the best interests of the discretionary client account whose proxy is solicited because, on balance, the following factors predominate:

1.	The proposal has a positive economic effect on shareholder value;
2.	The proposal poses no threat to existing rights of shareholders;
3.	The dilution, if any, of existing shares that would result from approval of the proposal is warranted by the benefits of the proposal; and
4.	The proposal does not limit or impair accountability to shareholders on the part of management and the board of directors.

Generally, Logan Circle will vote AGAINST a proposal if it believes that, on balance, the following factors predominate:

1.	The proposal has an adverse economic effect on shareholder value;
2.	The proposal limits the rights of shareholders in a manner or to an extent that is not warranted by the benefits of the proposal;

3.

The proposal causes significant dilution of shares that is not warranted by the benefits of the proposal; the proposal limits or impairs accountability to the shareholders on the part of management or the board of directors; or

4.	The proposal is a shareholder initiative that Logan Circle believes wastes time and resources of the company or reflects the grievance of one individual.

Logan Circle will ABSTAIN from voting proxies when it believes that it is appropriate. Logan Circle may abstain from voting or decline a vote in those cases where, in Logan Circle’s judgment (i) there is no relationship between the issue and the enhancement or preservation of an investment’s value or (ii) the achievement of the client’s investment objectives are not reasonably likely to be a function of the outcome of decisions or issues presented by the vote. Logan Circle may also abstain from voting a client proxy for cost reasons (e.g., costs associated with voting proxies of non-U.S. securities). In accordance with Logan Circle’s fiduciary duties, Logan Circle would weigh the costs and benefits of voting proxy proposals relating to foreign securities taking into account the effect that the vote of our client, either by itself or together with other votes, was expected to have on the value of a client’s investment and whether this expected effect would outweigh the cost of voting.

IV.         CONFLICTS OF INTEREST

Though unlikely, it is possible for conflicts of interest to arise in the context of Logan Circle’s proxy voting. Examples of potential conflicts of interest include but are not limited to:

1.	Managing a pension plan for a company whose management is soliciting proxies.

2.	Significant business relationships (ex. having a material business relationship with a proponent of a proxy proposal in which this business relationship may influence how the proxy vote is cast).

3.

Significant personal / family relationship (ex. adviser or principals have a business or personal relationship with participants in a proxy contest, corporate directors or candidates for directorships).

Each Portfolio Manager, Research Analysts and the CCO are responsible for identifying potential conflicts of interest in regard to the proxy voting process. Portfolio Managers and Research Analysts must alert the CCO of any potential conflicts of interest. If a Portfolio Manager or Research Analyst conflict is identified with respect to a given proxy vote, Logan Circle will remove such vote from the conflicted Portfolio Manager or Research Analyst and will instead consider and cast the vote through other means. The Chief Compliance Officer will consult with the General Counsel to determine whether the conflict of interest is material.

In the event that a potential material conflict of interest between Logan Circle and a client does arise and is not addressed by the foregoing procedures, the primary means by which Logan Circle avoids a material conflict of interest in the voting of proxies for its clients is by casting such votes solely in the interests of its clients with the intent of maximizing the value of their portfolio holdings. Any material conflicts of interest between Logan Circle and clients with respect to proxy voting shall be resolved in the best interest of clients.

V.         VOTING RECORD DISCLOSURE

Logan Circle will provide a copy of these policies and procedures to clients upon request. Clients may also obtain information on how portfolio securities held on their behalf were voted by written request to the CCO. It is the policy of Logan Circle not to comment on specific proxy votes with respect to securities held for a client in response to inquiries from persons who are not a specifically authorized representative of such client. Logan Circle may authorize comments in specific cases, in its discretion.

VI.         RECORD KEEPING

Logan Circle shall maintain the following and records relating to the proxy voting:

1.	Copies of this policy as from time to time revised or supplemented;
2.

A copy of each proxy statement that Logan Circle receives regarding client securities, except that Logan Circle may rely on the Securities and Exchange Commission’s EDGAR database for proxy statements;

3.	Voting Results for each client;
4.	A copy of any document created by Logan Circle, if any, that was material to making a decision on how to vote proxies on behalf of a client;
5.	A copy of each written client request for information on how Logan Circle voted proxies on behalf of the client and Logan Circle’s response thereto; and
6.	Client communications that relate to conflicts of interest with respect to proxy votes.

Logan Circle shall maintain and preserve the foregoing records for a period of not less than five years from the end of Logan Circle’s fiscal year during which the last entry was made on the record. Logan Circle may engage one or more service providers to perform any portion of this recordkeeping function provided that: (1) the function is performed in accordance with applicable governmental regulations, and (2) each service provider provides a written undertaking to furnish the records to Logan Circle promptly upon request.

Loomis, Sayles & Company, L.P.

Loomis Sayles uses the services of third parties (“Proxy Voting Service(s)”), to research and administer the vote on proxies for those accounts and funds for which Loomis Sayles has voting authority. Each Proxy Voting Service has a copy of Loomis Sayles’ proxy voting procedures (“Procedures”) and provides vote recommendations and/or analysis to Loomis Sayles based on the Proxy Voting Service’s own research. Loomis Sayles will generally follow its express policy with input from the Proxy Voting Services unless the Proxy Committee determines that the client’s best interests are served by voting otherwise.

All issues presented for shareholder vote will be considered under the oversight of the Proxy Committee. All non-routine issues will be directly considered by the Proxy Committee and, when necessary, the equity analyst following the company and/or the portfolio manager of an account holding the security, and will be voted in the best investment interests of the client. All routine for and against issues will be voted according to Loomis Sayles’ policy approved by the Proxy Committee unless special factors require that they be considered by the Proxy Committee and, when necessary, the equity analyst following the company and/or the portfolio manager of an account holding the security. Loomis Sayles’ Proxy Committee has established these routine policies in what it believes are the best investment interests of Loomis Sayles’ clients.

The specific responsibilities of the Proxy Committee, include, (1) developing, authorizing, implementing and updating the Procedures, including an annual review of the Procedures, existing voting guidelines and the proxy voting process in general, (2) oversight of the proxy voting process including oversight of the vote on proposals according to the predetermined policies in the voting guidelines, directing the vote on proposals where there is reason not to vote according to the predetermined policies in the voting guidelines or where proposals require special consideration, and consultation with the portfolio managers and analysts for the accounts holding the security when necessary or appropriate and, (3) engagement and oversight of third-party vendors, including Proxy Voting Services.

Loomis Sayles has established several policies to ensure that proxy votes are voted in its clients’ best interest and are not affected by any possible conflicts of interest. First, except in certain limited instances, Loomis Sayles votes in accordance with its pre-determined policies set forth in the Procedures. Second, where these Procedures allow for discretion, Loomis Sayles will generally consider the recommendations of the Proxy Voting Services in making its voting decisions. However, if the Proxy Committee determines that the Proxy Voting Services’ recommendation is not in the best interest of its clients, then the Proxy Committee may use its discretion to vote against the Proxy Voting Services’ recommendation, but only after taking the following steps: (1) conducting a review for any material conflict of interest Loomis Sayles may have and, (2) if any material conflict is found to exist, excluding anyone at Loomis Sayles who is subject to that conflict of interest from participating in the voting decision in any way. However, if deemed necessary or appropriate by the Proxy Committee after full prior disclosure of any conflict, that person may provide information, opinions or recommendations on any proposal to the Proxy Committee. In such event the Proxy Committee will make reasonable efforts to obtain and consider, prior to directing any vote information, opinions or recommendations from or about the opposing position on any proposal.

There may be instances where Loomis Syles is not able to vote proxies on a client’s behalf, such as when ballot delivery instructions have not been processed by a client’s custodian, the Proxy Voting Serivce has not received a ballot for a client’s account or under other circumstances beyond Loomis Sayles’ control. In addition, Loomis Sayles may abstain from voting if it is in the client’s best interest to do so such as where foreign corporations follow share-blocking practices or where proxy material is not available in English.

MFS Investment Management

MASSACHUSETTS FINANCIAL SERVICES COMPANY

PROXY VOTING POLICIES AND PROCEDURES

February 1, 2011

Massachusetts Financial Services Company, MFS Institutional Advisors, Inc., MFS International (UK) Limited, MFS Heritage Trust Company, and MFS’ other subsidiaries that perform discretionary investment management activities (collectively, “MFS”) have adopted proxy voting policies and procedures, as set forth below (“MFS Proxy Voting Policies and Procedures”), with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the registered investment companies sponsored by MFS (the “MFS Funds”). References to “clients” in these policies and procedures include the MFS Funds and other clients of MFS, such as funds organized offshore, sub-advised funds and separate account clients, to the extent these clients have delegated to MFS the responsibility to vote proxies on their behalf under the MFS Proxy Voting Policies and Procedures.

The MFS Proxy Voting Policies and Procedures include:

A.         Voting Guidelines;

B.         Administrative Procedures;

C         Records Retention; and

D.                 Reports.

A.         VOTING GUIDELINES

1.         General Policy; Potential Conflicts of Interest

MFS’ policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in the interests of any other party or in MFS’ corporate interests, including interests such as the distribution of MFS Fund shares and institutional client relationships.

In developing these proxy voting guidelines, MFS reviews corporate governance issues and proxy voting matters that are presented for shareholder vote by either management or shareholders of public companies. Based on the overall principle that all votes cast by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines, set forth below, that govern how MFS generally will vote on specific matters presented for shareholder vote.

As a general matter, MFS votes consistently on similar proxy proposals across all shareholder meetings. However, some proxy proposals, such as certain excessive executive compensation, environmental, social and governance matters, are analyzed on a case-by-case basis in light of all the relevant facts and circumstances of the proposal. Therefore, MFS may vote similar proposals differently at different shareholder meetings based on the specific facts and circumstances of the issuer or the terms of the proposal. In addition, MFS also reserves the right to override the guidelines with respect to a particular proxy proposal when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients.

MFS also generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts, unless MFS has received explicit voting instructions to vote differently from a client for its own account. From time to time, MFS may also receive comments on the MFS Proxy Voting Policies and Procedures from its clients. These comments are carefully considered by MFS when it reviews these guidelines and revises them as appropriate.

These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its subsidiaries that are likely to arise in connection with the voting of proxies on behalf of MFS’ clients. If such potential material conflicts of interest do arise, MFS will analyze, document and report on such potential material conflicts of interest (see Sections B.2 and D below), and shall ultimately vote the relevant proxies in what MFS believes to be the best long-term economic interests of its clients. The MFS Proxy Voting Committee is responsible for monitoring and reporting with respect to such potential material conflicts of interest.

MFS is also a signatory to the United Nations Principles for Responsible Investment. In developing these guidelines, MFS considered environmental, social and corporate governance issues in light of MFS’ fiduciary obligation to vote proxies in the best long-term economic interest of its clients.

B.         ADMINISTRATIVE PROCEDURES

1.                 MFS Proxy Voting Committee

The administration of these MFS Proxy Voting Policies and Procedures is overseen by the MFS Proxy Voting Committee, which includes senior personnel from the MFS Legal and Global Investment Support Departments. The Proxy Voting Committee does not include individuals whose primary duties relate to client relationship management, marketing, or sales. The MFS Proxy Voting Committee:

a.             Reviews these MFS Proxy Voting Policies and Procedures at least annually and recommends any amendments considered to be necessary or advisable;

b.             Determines whether any potential material conflict of interest exists with respect to instances in which MFS (i) seeks to override these MFS Proxy Voting Policies and Procedures; (ii) votes on ballot items not governed by these MFS Proxy Voting Policies and Procedures; (iii) evaluates an excessive executive compensation issue in relation to the election of directors; or (iv) requests a vote recommendation from an MFS portfolio manager or investment analyst (e.g. mergers and acquisitions); and

c.             Considers special proxy issues as they may arise from time to time.

2.                 Potential Conflicts of Interest

The MFS Proxy Voting Committee is responsible for monitoring potential material conflicts of interest on the part of MFS or its subsidiaries that could arise in connection with the voting of proxies on behalf of MFS’ clients. Due to the client focus of our investment management business, we believe that the potential for actual material conflict of interest issues is small. Nonetheless, we have developed precautions to assure that all proxy votes are cast in the best long-term economic interest of shareholders.3 Other MFS internal policies require all MFS employees to avoid actual and potential conflicts of interests between personal activities and MFS’ client activities. If an employee identifies an actual or potential conflict of interest with respect to any voting decision, then that employee must recuse himself/herself from participating in the voting process. Additionally, with respect to decisions concerning all Non-Standard Votes, as defined below, MFS will review the securities holdings reported by investment professionals that participate in such decisions to determine whether such person has a direct economic interest in the decision, in which case such person shall not further participate

[3]

For clarification purposes, note that MFS votes in what we believe to be the best, long-term economic interest of our clients entitled to vote at the shareholder meeting, regardless of whether other MFS clients hold “short” positions in the same issuer.

in making the decision. Any significant attempt by an employee of MFS or its subsidiaries to unduly influence MFS’ voting on a particular proxy matter should also be reported to the MFS Proxy Voting Committee.

In cases where proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures, no material conflict of interest will be deemed to exist. In cases where (i) MFS is considering overriding these MFS Proxy Voting Policies and Procedures, (ii) matters presented for vote are not governed by these MFS Proxy Voting Policies and Procedures, (iii) MFS evaluates a potentially excessive executive compensation issue in relation to the election of directors or advisory pay or severance package vote, or (iv) a vote recommendation is requested from an MFS portfolio manager or investment analyst (e.g. mergers and acquisitions) (collectively, “Non-Standard Votes”); the MFS Proxy Voting Committee will follow these procedures:

a.             Compare the name of the issuer of such proxy against a list of significant current (i) distributors of MFS Fund shares, and (ii) MFS institutional clients (the “MFS Significant Client List”);

b.             If the name of the issuer does not appear on the MFS Significant Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Voting Committee;

c.             If the name of the issuer appears on the MFS Significant Client List, then the MFS Proxy Voting Committee will be apprised of that fact and each member of the MFS Proxy Voting Committee will carefully evaluate the proposed vote in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests; and

d.             For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Voting Committee will document: the name of the issuer, the issuer’s relationship to MFS, the analysis of the matters submitted for proxy vote, the votes as to be cast and the reasons why the MFS Proxy Voting Committee determined that the votes were cast in the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests. A copy of the foregoing documentation will be provided to MFS’ Conflicts Officer.

The members of the MFS Proxy Voting Committee are responsible for creating and maintaining the MFS Significant Client List, in consultation with MFS’ distribution and institutional business units. The MFS Significant Client List will be reviewed and updated periodically, as appropriate.

From time to time, certain MFS Funds (the “top tier fund”) may own shares of other MFS Funds (the “underlying fund”). If an underlying fund submits a matter to a shareholder vote, the top tier fund will generally vote its shares in the same proportion as the other shareholders of the underlying fund. If there are no other shareholders in the top tier fund, the top tier fund will vote in what MFS believes to be in the top tier fund’s best long-term economic interest.

3.                 Gathering Proxies

Most proxies received by MFS and its clients originate at Broadridge Financial Solutions, Inc. (“Broadridge”). Broadridge and other service providers, on behalf of custodians, send proxy related material to the record holders of the shares beneficially owned by MFS’ clients, usually to the client’s proxy voting administrator or, less commonly, to the client itself. This material will include proxy ballots reflecting the shareholdings of Funds and of clients on the record dates for such shareholder meetings, as well as proxy materials with the issuer’s explanation of the items to be voted upon.

MFS, on behalf of itself and certain of its clients (including the MFS Funds) has entered into an agreement with an independent proxy administration firm pursuant to which the proxy administration firm performs various proxy vote related administrative services such as vote processing and recordkeeping functions. Except as noted below, the proxy administration firm for MFS and its clients, including the MFS Funds, is Institutional Shareholder Services, Inc. (“ISS”). The proxy administration firm for MFS Development Funds, LLC is Glass, Lewis & Co., Inc. (“Glass Lewis”; Glass Lewis and ISS are each hereinafter referred to as the “Proxy Administrator”).

The Proxy Administrator receives proxy statements and proxy ballots directly or indirectly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator’s system by an MFS holdings data-feed. Through the use of the Proxy Administrator system, ballots and proxy material summaries for all upcoming shareholders’ meetings are available on-line to certain MFS employees and members of the MFS Proxy Voting Committee.

It is the responsibility of the Proxy Administrator and MFS to monitor the receipt of ballots. When proxy ballots and materials for clients are received by the Proxy Administrator, they are input into the Proxy Administrator’s on-line system. The Proxy Administrator then reconciles a list of all MFS accounts that hold shares of a company’s stock and the number of shares held on the record date by these accounts with the Proxy Administrator’s list of any upcoming shareholder’s meeting of that company. If a proxy ballot has not been received, the Proxy Administrator contacts the custodian requesting the reason as to why a ballot has not been received.

4.                 Analyzing Proxies

Proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures. The Proxy Administrator, at the prior direction of MFS, automatically votes all proxy matters that do not require the particular exercise of discretion or judgment with respect to these MFS Proxy Voting Policies and Procedures as determined by MFS. With respect to proxy matters that require the particular exercise of discretion or judgment, the MFS Proxy Voting Committee considers and votes on those proxy matters. MFS also receives research and recommendations from the Proxy Administrator which it may take into account in deciding how to vote. MFS uses the research of

ISS to identify (i) circumstances in which a board may have approved excessive executive compensation, (ii) environmental and social proposals that warrant consideration or (iii) circumstances in which a non-U.S. company is not in compliance with local governance best practices. In those situations where the only MFS fund that is eligible to vote at a shareholder meeting has Glass Lewis as its Proxy Administrator, then we will rely on research from Glass Lewis to identify such issues. Representatives of the MFS Proxy Voting Committee review, as appropriate, votes cast to ensure conformity with these MFS Proxy Voting Policies and Procedures.

As a general matter, portfolio managers and investment analysts have little or no involvement in most votes taken by MFS. This is designed to promote consistency in the application of MFS’ voting guidelines, to promote consistency in voting on the same or similar issues (for the same or for multiple issuers) across all client accounts, and to minimize the potential that proxy solicitors, issuers, or third parties might attempt to exert inappropriate influence on the vote. In limited types of votes (e.g. mergers and acquisitions, capitalization matters, potentially excessive executive compensation issues, or shareholder proposals relating to environmental and social issues), a representative of MFS Proxy Voting Committee may consult with or seek recommendations from MFS portfolio managers or investment analysts.4 However, the MFS Proxy Voting Committee would ultimately determine the manner in which all proxies are voted.

As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients. Any such override of the guidelines shall be analyzed, documented and reported in accordance with the procedures set forth in these policies.

5.                 Voting Proxies

In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Voting Committee, and makes available on-line various other types of information so that the MFS Proxy Voting Committee may review and monitor the votes cast by the Proxy Administrator on behalf of MFS’ clients.

6.                 Securities Lending

From time to time, the MFS Funds or other pooled investment vehicles sponsored by MFS may participate in a securities lending program. In the event MFS or its agent receives timely notice of a shareholder meeting for a U.S. security, MFS and its agent will attempt to recall any securities on loan before the meeting’s record date so that MFS will be entitled to vote these shares. However, there may be instances in which MFS is unable to timely recall securities on loan for a U.S. security, in which cases MFS will not be able to vote these shares. MFS will report to the appropriate board of the MFS Funds those instances in which MFS is not able to timely recall the loaned securities. MFS generally does not recall non-U.S. securities on loan because there may be insufficient advance notice of proxy materials, record dates, or vote cut-off dates to allow MFS to timely recall the shares in certain markets. As a result, non-U.S. securities that are on loan will not generally be voted. If MFS receives timely notice of what MFS determines to be an unusual, significant vote for a non-U.S. security whereas MFS shares are on loan, and determines that voting is in the best long-term economic interest of shareholders, then MFS will attempt to timely recall the loaned shares.

7.         Engagement

The MFS Proxy Voting Policies and Procedures are available on www.mfs.com and may be accessed by both MFS’ clients and the companies in which MFS’ clients invest. From time to time, MFS may determine that it is appropriate and beneficial for representatives from the MFS Proxy Voting Committee to engage in a dialogue or written communication with a company or other shareholder regarding certain matters on the company’s proxy statement that are of concern to shareholders, including environmental, social and governance matters. A company or shareholder may also seek to engage with representatives of the MFS Proxy Voting Committee in advance of the company’s formal proxy solicitation to review issues more generally or gauge support for certain contemplated proposals.

C.         RECORDS RETENTION

MFS will retain copies of these MFS Proxy Voting Policies and Procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees and Board of Managers of the MFS Funds for the period required by applicable law. Proxy solicitation materials, including electronic versions of the proxy ballots completed by representatives of the MFS Proxy Voting Committee, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Voting Committee. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator’s system as to proxies processed, including the dates when proxy ballots were received and submitted, and the votes on each company’s proxy issues, are retained as required by applicable law.

D.         REPORTS

All MFS Advisory Clients

[4]

From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst may not be available to provide a vote recommendation. If such a recommendation cannot be obtained within a reasonable time prior to the cut-off date of the shareholder meeting, the MFS Proxy Voting Committee may determine to abstain from voting.

MFS may publicly disclose the proxy voting records of certain clients or the votes it casts with respect to certain matters as required by law. At any time, a report can also be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue and, upon request, may identify situations where MFS did not vote in accordance with the MFS Proxy Voting Policies and Procedures.

Except as described above, MFS generally will not divulge actual voting practices to any party other than the client or its representatives because we consider that information to be confidential and proprietary to the client. However, as noted above, MFS may determine that it is appropriate and beneficial to engage in a dialogue with a company regarding certain matters. During such dialogue with the company, MFS may disclose the vote it intends to cast in order to potentially effect positive change at a company in regards to environmental, social or governance issues.

Morgan Stanley Investment Management Inc.

October 1, 2010

PROXY VOTING POLICY AND PROCEDURES

I.         POLICY STATEMENT

Morgan Stanley Investment Management’s (“MSIM”) policy and procedures for voting proxies (“Policy”) with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary investment management services and for which an MSIM entity has authority to vote proxies. This Policy is reviewed and updated as necessary to address new and evolving proxy voting issues and standards.

The MSIM entities covered by this Policy currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited and Private Investment Partners Inc. (each an “MSIM Affiliate” and collectively referred to as the “MSIM Affiliates” or as “we” below).

Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (“MSIM Funds”), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors/Trustees of the MSIM Funds. An MSIM Affiliate will not vote proxies unless the investment management or investment advisory agreement explicitly authorizes the MSIM Affiliate to vote proxies.

MSIM Affiliates will vote proxies in a prudent and diligent manner and in the best interests of clients, including beneficiaries of and participants in a client’s benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns (“Client Proxy Standard”). In certain situations, a client or its fiduciary may provide an MSIM Affiliate with a proxy voting policy. In these situations, the MSIM Affiliate will comply with the client’s policy.

Proxy Research Services - ISS and Glass Lewis (together with other proxy research providers as we may retain from time to time, the “Research Providers”) are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided include in-depth research, global issuer analysis, and voting recommendations. While we may review and utilize the recommendations of one or more Research Providers in making proxy voting decisions, we are in no way obligated to follow such recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping services.

Voting Proxies for Certain Non-U.S. Companies - Voting proxies of companies located in some jurisdictions may involve several problems that can restrict or prevent the ability to vote such proxies or entail significant costs. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer’s jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person; (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate our voting instructions. As a result, we vote clients’ non-U.S. proxies on a best efforts basis only, after weighing the costs and benefits of voting such proxies, consistent with the Client Proxy Standard. ISS has been retained to provide assistance in connection with voting non-U.S. proxies.

II.         GENERAL PROXY VOTING GUIDELINES

To promote consistency in voting proxies on behalf of its clients, we follow this Policy (subject to any exception set forth herein). The Policy addresses a broad range of issues, and provides general voting parameters on proposals that arise most frequently. However, details of specific proposals vary, and those details affect particular voting decisions, as do factors specific to a given company. Pursuant to the procedures set forth herein, we may vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee (see Section III for description) and is consistent with the Client Proxy Standard. Morgan Stanley AIP GP LP will follow the procedures as described in Appendix A.

We endeavor to integrate governance and proxy voting policy with investment goals, using the vote to encourage portfolio companies to enhance long-term shareholder value and to provide a high standard of transparency such that equity markets can value corporate assets appropriately.

We seek to follow the Client Proxy Standard for each client. At times, this may result in split votes, for example when different clients have varying economic interests in the outcome of a particular voting matter (such as a case in which varied ownership interests in two companies involved in a merger result in different stakes in the outcome). We also may split votes at times based on differing views of portfolio managers.

We may abstain on matters for which disclosure is inadequate.

A.         Routine Matters.         We generally support routine management proposals. The following are examples of routine management proposals:

•	Approval of financial statements and auditor reports if delivered with an unqualified auditor’s opinion.

•	General updating/corrective amendments to the charter, articles of association or bylaws, unless we believe that such amendments would diminish shareholder rights.

•

Most proposals related to the conduct of the annual meeting, with the following exceptions. We generally oppose proposals that relate to “the transaction of such other business which may come before the meeting,” and open-ended requests for adjournment. However, where management specifically states the reason for requesting an adjournment and the requested adjournment would facilitate passage of a proposal that would otherwise be supported under this Policy (i.e. an uncontested corporate transaction), the adjournment request will be supported.

We generally support shareholder proposals advocating confidential voting procedures and independent tabulation of voting results.

B.         Board of Directors.

1.

Election of directors: Votes on board nominees can involve balancing a variety of considerations. In vote decisions, we may take into consideration whether the company has a majority voting policy in place that we believe makes the director vote more meaningful. In the absence of a proxy contest, we generally support the board’s nominees for director except as follows:

a.

We consider withholding support from or voting against a nominee if we believe a direct conflict exists between the interests of the nominee and the public shareholders, including failure to meet fiduciary standards of care and/or loyalty. We may oppose directors where we conclude that actions of directors are unlawful, unethical or negligent. We consider opposing individual board members or an entire slate if we believe the board is entrenched and/or dealing inadequately with performance problems; if we believe the board is acting with insufficient independence between the board and management; or if we believe the board has not been sufficiently forthcoming with information on key governance or other material matters.

b.

We consider withholding support from or voting against interested directors if the company’s board does not meet market standards for director independence, or if otherwise we believe board independence is insufficient. We refer to prevalent market standards as promulgated by a stock exchange or other authority within a given market (e.g., New York Stock Exchange or Nasdaq rules for most U.S. companies, and The Combined Code on Corporate Governance in the United Kingdom). Thus, for an NYSE company with no controlling shareholder, we would expect that at a minimum a majority of directors should be independent as defined by NYSE. Where we view market standards as inadequate, we may withhold votes based on stronger independence standards. Market standards notwithstanding, we generally do not view long board tenure alone as a basis to classify a director as non-independent.

i.

At a company with a shareholder or group that controls the company by virtue of a majority economic interest in the company, we have a reduced expectation for board independence, although we believe the presence of independent directors can be helpful, particularly in staffing the audit committee, and at times we may withhold support from or vote against a nominee on the view the board or its committees are not sufficiently independent. In markets where board independence is not the norm (e.g. Japan), however, we consider factors including whether a board of a controlled company includes independent members who can be expected to look out for interests of minority holders.

ii.	We consider withholding support from or voting against a nominee if he or she is affiliated with a major shareholder that has representation on a board disproportionate to its economic interest.

c.

Depending on market standards, we consider withholding support from or voting against a nominee who is interested and who is standing for election as a member of the company’s compensation/remuneration, nominating/governance or audit committee.

d.	We consider withholding support from or voting against nominees if the term for which they are nominated is excessive. We consider this issue on a market-specific basis.

e.	We consider withholding support from or voting against nominees if in our view there has been insufficient board renewal (turnover), particularly in the context of extended poor company performance.

f.

We consider withholding support from or voting against a nominee standing for election if the board has not taken action to implement generally accepted governance practices for which there is a “bright line” test. For example, in the context of the U.S. market, failure to eliminate a dead hand or slow hand poison pill would be seen as a basis for opposing one or more incumbent nominees.

g.

In markets that encourage designated audit committee financial experts, we consider voting against members of an audit committee if no members are designated as such. We also may not support the audit committee members if the company has faced financial reporting issues and/or does not put the auditor up for ratification by shareholders.

h.	We believe investors should have the ability to vote on individual nominees, and may abstain or vote against a slate of nominees where we are not given the opportunity to vote on individual nominees.

i.

We consider withholding support from or voting against a nominee who has failed to attend at least 75% of the nominee’s board and board committee meetings within a given year without a reasonable excuse. We also consider opposing nominees if the company does not meet market standards for disclosure on attendance.

j.

We consider withholding support from or voting against a nominee who appears overcommitted, particularly through service on an excessive number of boards. Market expectations are incorporated into this analysis; for U.S. boards, we generally oppose election of a nominee who serves on more than six public company boards (excluding investment companies), although we also may reference National Association of Corporate Directors guidance suggesting that public company CEOs, for example, should serve on no more than two outside boards given level of time commitment required in their primary job.

k.

We consider withholding support from or voting against a nominee where we believe executive remuneration practices are poor, particularly if the company does not offer shareholders a separate “say-on-pay” advisory vote on pay.

2.

Discharge of directors’ duties: In markets where an annual discharge of directors’ responsibility is a routine agenda item, we generally support such discharge. However, we may vote against discharge or abstain from voting where there are serious findings of fraud or other unethical behavior for which the individual bears responsibility. The annual discharge of responsibility represents shareholder approval of disclosed actions taken by the board during the year and may make future shareholder action against the board difficult to pursue.

3.

Board independence: We generally support U.S. shareholder proposals requiring that a certain percentage (up to 66 2/3%) of the company’s board members be independent directors, and promoting all-independent audit, compensation and nominating/governance committees.

4.	Board diversity: We consider on a case-by-case basis shareholder proposals urging diversity of board membership with respect to gender, race or other factors.

5.

Majority voting: We generally support proposals requesting or requiring majority voting policies in election of directors, so long as there is a carve-out for plurality voting in the case of contested elections.

6.	Proxy access: We consider on a case-by-case basis shareholder proposals on particular procedures for inclusion of shareholder nominees in company proxy statements.

7.

Reimbursement for dissident nominees: We generally support well-crafted U.S. shareholder proposals that would provide for reimbursement of dissident nominees elected to a board, as the cost to shareholders in electing such nominees can be factored into the voting decision on those nominees.

8.

Proposals to elect directors more frequently: In the U.S. public company context, we usually support shareholder and management proposals to elect all directors annually (to “declassify” the board), although we make an exception to this policy where we believe that long-term shareholder value may be harmed by this change given particular circumstances at the company at the time of the vote on such proposal. As indicated above, outside the United States we generally support greater accountability to shareholders that comes through more frequent director elections, but recognize that many markets embrace longer term lengths, sometimes for valid reasons given other aspects of the legal context in electing boards.

9.

Cumulative voting: We generally support proposals to eliminate cumulative voting in the U.S. market context. (Cumulative voting provides that shareholders may concentrate their votes for one or a handful of candidates, a system that can enable a minority bloc to place representation on a board.) U.S. proposals to establish cumulative voting in the election of directors generally will not be supported.

10.

Separation of Chairman and CEO positions: We vote on shareholder proposals to separate the Chairman and CEO positions and/or to appoint an independent Chairman based in part on prevailing practice in particular markets, since the context for such a practice varies. In many non-U.S. markets, we view separation of the roles as a market standard practice, and support division of the roles in that context. In the United States, we consider such proposals on a case-by-case basis, considering, among other things, the existing board leadership structure, company performance, and any evidence of entrenchment or perceived risk that power is overly concentrated in a single individual.

11.

Director retirement age and term limits: Proposals setting or recommending director retirement ages or director term limits are voted on a case-by-case basis that includes consideration of company performance, the rate of board renewal, evidence of effective individual director evaluation processes, and any indications of entrenchment.

12.

Proposals to limit directors’ liability and/or broaden indemnification of officers and directors: Generally, we will support such proposals provided that an individual is eligible only if he or she has not acted in bad faith, with gross negligence or with reckless disregard of their duties.

C.         Statutory auditor boards. The statutory auditor board, which is separate from the main board of directors, plays a role in corporate governance in several markets. These boards are elected by shareholders to provide assurance on compliance with legal and accounting standards and the company’s articles of association. We generally vote for statutory auditor nominees if they meet independence standards. In markets that require disclosure on attendance by internal statutory auditors, however, we consider voting against nominees for these positions who failed to attend at least 75% of meetings in the previous year. We also consider opposing nominees if the company does not meet market standards for disclosure on attendance.

D.         Corporate transactions and proxy fights. We examine proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) on a case-by-case basis in the interests of each fund or other account. Proposals for mergers or other significant transactions that are friendly and approved by the Research Providers usually are supported if there is no portfolio manager objection. We also analyze proxy contests on a case-by-case basis.

E.         Changes in capital structure.

1.	We generally support the following:

•	Management and shareholder proposals aimed at eliminating unequal voting rights, assuming fair economic treatment of classes of shares we hold.

•

U.S. management proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear business purpose is stated that we can support and the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and/or (ii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the total new authorization will be outstanding. (We consider proposals that do not meet these criteria on a case-by-case basis.)

•

U.S. management proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital, unless we have concerns about use of the authority for anti-takeover purposes.

•

Proposals in non-U.S. markets that in our view appropriately limit potential dilution of existing shareholders. A major consideration is whether existing shareholders would have preemptive rights for any issuance under a proposal for standing share issuance authority. We generally consider market-specific guidance in making these decisions; for example, in the U.K. market we usually follow Association of British Insurers’ (“ABI”) guidance, although company-specific factors may be considered and for example, may sometimes lead us to voting against share authorization proposals even if they meet ABI guidance.

•	Management proposals to authorize share repurchase plans, except in some cases in which we believe there are insufficient protections against use of an authorization for anti-takeover purposes.

•	Management proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

•	Management proposals to effect stock splits.

•

Management proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount generally will be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

•	Management dividend payout proposals, except where we perceive company payouts to shareholders as inadequate.

2.	We generally oppose the following (notwithstanding management support):

•	Proposals to add classes of stock that would substantially dilute the voting interests of existing shareholders.

•

Proposals to increase the authorized or issued number of shares of existing classes of stock that are unreasonably dilutive, particularly if there are no preemptive rights for existing shareholders. However, depending on market practices, we consider voting for proposals giving general authorization for issuance of shares not subject to pre-emptive rights if the authority is limited.

•

Proposals that authorize share issuance at a discount to market rates, except where authority for such issuance is de minimis, or if there is a special situation that we believe justifies such authorization (as may be the case, for example, at a company under severe stress and risk of bankruptcy).

•	Proposals relating to changes in capitalization by 100% or more.

We consider on a case-by-case basis shareholder proposals to increase dividend payout ratios, in light of market practice and perceived market weaknesses, as well as individual company payout history and current circumstances. For example, currently we perceive low payouts to shareholders as a concern at some Japanese companies, but may deem a low payout ratio as appropriate for a growth company making good use of its cash, notwithstanding the broader market concern.

F.         Takeover Defenses and Shareholder Rights.

1.

Shareholder rights plans: We generally support proposals to require shareholder approval or ratification of shareholder rights plans (poison pills). In voting on rights plans or similar takeover defenses, we consider on a case-by-case basis whether the company has demonstrated a need for the defense in the context of promoting long-term share value; whether provisions of the defense are in line with generally accepted governance principles in the market (and specifically the presence of an adequate qualified offer provision that would exempt offers meeting certain conditions from the pill); and the specific context if the proposal is made in the midst of a takeover bid or contest for control.

2.

Supermajority voting requirements: We generally oppose requirements for supermajority votes to amend the charter or bylaws, unless the provisions protect minority shareholders where there is a large shareholder. In line with this view, in the absence of a large shareholder we support reasonable shareholder proposals to limit such supermajority voting requirements.

3.

Shareholder rights to call meetings: We consider proposals to enhance shareholder rights to call meetings on a case-by-case basis. At large-cap U.S. companies, we generally support efforts to establish the right of holders of 10% or more of shares to call special meetings, unless the board or state law has set a policy or law establishing such rights at a threshold that we believe to be acceptable.

4.	Written consent rights: In the U.S. context, we examine proposals for shareholder written consent rights on a case-by-case basis.

5.

Reincorporation: We consider management and shareholder proposals to reincorporate to a different jurisdiction on a case-by-case basis. We oppose such proposals if we believe the main purpose is to take advantage of laws or judicial precedents that reduce shareholder rights.

6.

Anti-greenmail provisions: Proposals relating to the adoption of anti-greenmail provisions will be supported, provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

7.	Bundled proposals: We may consider opposing or abstaining on proposals if disparate issues are “bundled” and presented for a single vote.

G.         Auditors. We generally support management proposals for selection or ratification of independent auditors. However, we may consider opposing such proposals with reference to incumbent audit firms if the company has suffered from serious accounting irregularities and we believe rotation of the audit firm is appropriate, or if fees paid to the auditor for non-audit-related services are excessive. Generally, to determine if non-audit fees are excessive, a 50% test will be applied (i.e., non-audit-related fees should be less than 50% of the total fees paid to the auditor). We generally vote against proposals to indemnify auditors.

H.         Executive and Director Remuneration.

1.	We generally support the following:

•

Proposals for employee equity compensation plans and other employee ownership plans, provided that our research does not indicate that approval of the plan would be against shareholder interest. Such approval may be against shareholder interest if it authorizes excessive dilution and shareholder cost, particularly in the context of high usage (“run rate”) of equity compensation in the recent past; or if there are objectionable plan design and provisions.

•

Proposals relating to fees to outside directors, provided the amounts are not excessive relative to other companies in the country or industry, and provided that the structure is appropriate within the market context. While stock-based compensation to outside directors is positive if moderate and appropriately structured, we are wary of significant stock option awards or other performance-based awards for outside directors, as well as provisions that could result in significant forfeiture of value on a director’s decision to resign from a board (such forfeiture can undercut director independence).

•

Proposals for employee stock purchase plans that permit discounts, but only for grants that are part of a broad-based employee plan, including all non-executive employees, and only if the discounts are limited to a reasonable market standard or less.

•	Proposals for the establishment of employee retirement and severance plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.

2.	We generally oppose retirement plans and bonuses for non-executive directors and independent statutory auditors.

3.

In the U.S. context, shareholder proposals requiring shareholder approval of all severance agreements will not be supported, but proposals that require shareholder approval for agreements in excess of three times the annual compensation (salary and bonus) generally will be supported. We generally oppose shareholder proposals that would establish arbitrary caps on pay. We consider on a case-by-case basis shareholder proposals that seek to limit Supplemental Executive Retirement Plans (SERPs), but support such proposals where we consider SERPs to be excessive.

4.

Shareholder proposals advocating stronger and/or particular pay-for-performance models will be evaluated on a case-by-case basis, with consideration of the merits of the individual proposal within the context of the particular company and its labor markets, and the company’s current and past practices. While we generally support emphasis on long-term components of senior executive pay and strong linkage of pay to performance, we consider factors including whether a proposal may be overly prescriptive, and the impact of the proposal, if implemented as written, on recruitment and retention.

5.	We generally support proposals advocating reasonable senior executive and director stock ownership guidelines and holding requirements for shares gained in executive equity compensation programs.

6.

We generally support shareholder proposals for reasonable “claw-back” provisions that provide for company recovery of senior executive bonuses to the extent they were based on achieving financial benchmarks that were not actually met in light of subsequent restatements.

7.

Management proposals effectively to re-price stock options are considered on a case-by-case basis. Considerations include the company’s reasons and justifications for a re-pricing, the company’s competitive position, whether senior executives and outside directors are excluded, potential cost to shareholders, whether the re-pricing or share exchange is on a value-for-value basis, and whether vesting requirements are extended.

I.      Social, Political and Environmental Issues. Shareholders in the United States and certain other markets submit proposals encouraging changes in company disclosure and practices related to particular corporate social, political and environmental matters. We consider how to vote on the proposals on a case-by-case basis to determine likely impacts on shareholder value. We seek to balance concerns on reputational and other risks that lie behind a proposal against costs of implementation, while considering appropriate shareholder and management prerogatives. We may abstain from voting on proposals that do not have a readily determinable financial impact on shareholder value. We support proposals that if implemented would enhance useful disclosure, but we generally vote against proposals requesting reports that we believe are duplicative, related to matters not material to the business, or that would impose unnecessary or excessive costs. We believe that certain social and environmental shareholder proposals may intrude excessively on management prerogatives, which can lead us to oppose them.

J.         Fund of Funds. Certain Funds advised by an MSIM Affiliate invest only in other MSIM Funds. If an underlying fund has a shareholder meeting, in order to avoid any potential conflict of interest, such proposals will be voted in the same proportion as the votes of the other shareholders of the underlying fund, unless otherwise determined by the Proxy Review Committee.

III.         ADMINISTRATION OF POLICY

The MSIM Proxy Review Committee (the “Committee”) has overall responsibility for the Policy. The Committee, which is appointed by MSIM’s Long-Only Executive Committee, consists of investment professionals who represent the different investment disciplines and geographic locations of the firm, and is chaired by the director of the Corporate Governance Team (“CGT”). Because proxy voting is an investment responsibility and impacts shareholder value, and because of their knowledge of companies and markets, portfolio managers and other members of investment staff play a key role in proxy voting, although the Committee has final authority over proxy votes.

The CGT Director is responsible for identifying issues that require Committee deliberation or ratification. The CGT, working with advice of investment teams and the Committee, is responsible for voting on routine items and on matters that can be addressed in line with these Policy guidelines. The CGT has responsibility for voting case-by-case where guidelines and precedent provide adequate guidance.

The Committee will periodically review and have the authority to amend, as necessary, the Policy and establish and direct voting positions consistent with the Client Proxy Standard.

CGT and members of the Committee may take into account Research Providers’ recommendations and research as well as any other relevant information they may request or receive, including portfolio manager and/or analyst comments and research, as applicable. Generally, proxies related to securities held in accounts that are managed pursuant to quantitative, index or index-like strategies (“Index Strategies”) will be voted in the same manner as those held in actively managed accounts, unless economic interests of the accounts differ. Because accounts managed using Index Strategies are passively managed accounts, research from portfolio managers and/or analysts related to securities held in these accounts may not be available. If the affected securities are held only in accounts that are managed pursuant to Index Strategies, and the proxy relates to a matter that is not described in this Policy, the CGT will consider all available information from the Research Providers, and to the extent that the holdings are significant, from the portfolio managers and/or analysts.

A.         Committee Procedures

The Committee meets at least quarterly, and reviews and considers changes to the Policy at least annually. Through meetings and/or written communications, the Committee is responsible for monitoring and ratifying “split votes” (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or “override voting” (i.e., voting all MSIM portfolio shares in a manner contrary to the Policy). The Committee will review developing issues and approve upcoming votes, as appropriate, for matters as requested by CGT.

The Committee reserves the right to review voting decisions at any time and to make voting decisions as necessary to ensure the independence and integrity of the votes.

B.         Material Conflicts of Interest

In addition to the procedures discussed above, if the CGT Director determines that an issue raises a material conflict of interest, the CGT Director may request a special committee to review, and recommend a course of action with respect to, the conflict(s) in question (“Special Committee”).

A potential material conflict of interest could exist in the following situations, among others:

1.	The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a matter that materially affects the issuer.

2.	The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates except if echo voting is used, as with MSIM Funds, as described herein.

3.

Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed).

If the CGT Director determines that an issue raises a potential material conflict of interest, depending on the facts and circumstances, the issue will be addressed as follows:

1.	If the matter relates to a topic that is discussed in this Policy, the proposal will be voted as per the Policy.

2.

If the matter is not discussed in this Policy or the Policy indicates that the issue is to be decided case-by-case, the proposal will be voted in a manner consistent with the Research Providers, provided that all the Research Providers consulted have the same recommendation, no portfolio manager objects to that vote, and the vote is consistent with MSIM’s Client Proxy Standard.

3.	If the Research Providers’ recommendations differ, the CGT Director will refer the matter to a Special Committee to vote on the proposal, as appropriate.

Any Special Committee shall be comprised of the CGT Director, and at least two portfolio managers (preferably members of the Committee), as approved by the Committee. The CGT Director may request non-voting participation by MSIM’s General Counsel or his/her designee and the Chief Compliance Officer or his/her designee . In addition to the research provided by Research Providers, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

C.         Proxy Voting Reporting

The CGT will document in writing all Committee and Special Committee decisions and actions, which documentation will be maintained by the CGT for a period of at least six years. To the extent these decisions relate to a security held by an MSIM Fund, the CGT will report the decisions to each applicable Board of Trustees/Directors of those Funds at each Board’s next regularly scheduled Board meeting. The report will contain information concerning decisions made during the most recently ended calendar quarter immediately preceding the Board meeting.

MSIM will promptly provide a copy of this Policy to any client requesting it. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client’s account.

MSIM’s Legal Department is responsible for filing an annual Form N-PX on behalf of each MSIM Fund for which such filing is required, indicating how all proxies were voted with respect to such Fund’s holdings.

APPENDIX A

The following procedures apply to accounts managed by Morgan Stanley AIP GP LP and Private Investment Partners Inc. (“AIP”).

Generally, AIP will follow the guidelines set forth in Section II of MSIM’s Proxy Voting Policy and Procedures. To the extent that such guidelines do not provide specific direction, or AIP determines that consistent with the Client Proxy Standard, the guidelines should not be followed, the Proxy Review Committee has delegated the voting authority to vote securities held by accounts managed by AIP to the Fund of Hedge Funds investment team, the Private Equity Fund of Funds investment team or the Private Equity Real Estate Fund of Funds investment team of AIP. A summary of decisions made by the investment teams will be made available to the Proxy Review Committee for its information at the next scheduled meeting of the Proxy Review Committee.

In certain cases, AIP may determine to abstain from determining (or recommending) how a proxy should be voted (and therefore abstain from voting such proxy or recommending how such proxy should be voted), such as where the expected cost of giving due consideration to the proxy does not justify the potential benefits to the affected account(s) that might result from adopting or rejecting (as the case may be) the measure in question.

Waiver of Voting Rights

For regulatory reasons, AIP may either 1) invest in a class of securities of an underlying fund (the “Fund”) that does not provide for voting rights; or 2) waive 100% of its voting rights with respect to the following:

1.

Any rights with respect to the removal or replacement of a director, general partner, managing member or other person acting in a similar capacity for or on behalf of the Fund (each individually a “Designated Person,” and collectively, the “Designated Persons”), which may include, but are not limited to, voting on the election or removal of a Designated Person in the event of such Designated Person’s death, disability, insolvency, bankruptcy, incapacity, or other event requiring a vote of interest holders of the Fund to remove or replace a Designated Person; and

2.

Any rights in connection with a determination to renew, dissolve, liquidate, or otherwise terminate or continue the Fund, which may include, but are not limited to, voting on the renewal, dissolution, liquidation, termination or continuance of the Fund upon the occurrence of an event described in the Fund’s organizational documents; provided, however, that, if the Fund’s organizational documents require the consent of the Fund’s general partner or manager, as the case may be, for any such termination or continuation of the Fund to be effective, then AIP may exercise its voting rights with respect to such matter.

Neuberger Berman, LLC

Neuberger Berman Management LLC

SUMMARY OF PROXY VOTING POLICIES AND PROCEDURES

Neuberger Berman has implemented written Proxy Voting Policies and Procedures (Proxy Voting Policy) that are designed to reasonably ensure that Neuberger Berman votes proxies prudently and in the best interest of its advisory clients for whom Neuberger Berman has voting authority. The Proxy Voting Policy also describes how Neuberger Berman addresses any conflicts that may arise between its interests and those of its clients with respect to proxy voting.

Neuberger Berman’s Proxy Committee is responsible for developing, authorizing, implementing and updating the Proxy Voting Policy, overseeing the proxy voting process, and engaging and overseeing any independent third-party vendors as voting delegate to review, monitor and/or vote proxies. In order to apply the Proxy Voting Policy noted above in a timely and consistent manner, Neuberger Berman utilizes Glass, Lewis & Co. LLC (Glass Lewis) to vote proxies in accordance with Neuberger Berman’s voting guidelines.

For socially responsive clients, Neuberger Berman has adopted socially responsive voting guidelines. For non-socially responsive clients, Neuberger Berman’s guidelines adopt the voting recommendations of Glass Lewis. Neuberger Berman retains final authority and fiduciary responsibility for proxy voting.

Neuberger Berman believes that this process is reasonably designed to address material conflicts of interest that may arise between Neuberger Berman and a client as to how proxies are voted.

In the event that an investment professional at Neuberger Berman believes that it is in the best interest of a client or clients to vote proxies in a manner inconsistent with Neuberger Berman’s proxy voting guidelines or in a manner inconsistent with Glass Lewis recommendations, the Proxy Committee will review information submitted by the investment professional to determine that there is no material conflict of interest between Neuberger Berman and the client with respect to the voting of the proxy in that manner.

If the Proxy Committee determines that the voting of a proxy as recommended by the investment professional presents a material conflict of interest between Neuberger Berman and the client or clients with respect to the voting of the proxy, the Proxy Committee shall: (i) take no further action, in which case Glass Lewis shall vote such proxy in accordance with the proxy voting guidelines or as Glass Lewis recommends; (ii) disclose such conflict to the client or clients and obtain written direction from the client as to how to vote the proxy; (iii) suggest that the client or clients engage another party to determine how to vote the proxy; or (iv) engage another independent third party to determine how to vote the proxy.

OppenheimerFunds, Inc.

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES (as of November 18, 2010)

PROXY VOTING GUIDELINES (as of November 18, 2010)

These Portfolio Proxy Voting Policies and Procedures (the “Policies and Procedures”), which include the attached “OppenheimerFunds Proxy Voting Guidelines” (the “Guidelines”), set forth the proxy voting policies, procedures and guidelines to be followed by OppenheimerFunds, Inc. (“OFI”) in voting portfolio proxies relating to securities held by clients, including registered investment companies advised or sub-advised by OFI (“Fund(s)”).

To the extent that these Policies, Procedures and Guidelines establish a standard, OFI’s compliance with such standard, or failure to comply with such standard, will be subject to OFI’s judgment.

A.         Funds for which OFI has Proxy Voting Responsibility

OFI Funds. Each Board of Directors/Trustees of the Funds advised by OFI (the “OFI Fund Board(s)”) has delegated to OFI the authority to vote portfolio proxies pursuant to these Policies and Procedures and subject to Board supervision.

Sub-Advised Funds. OFI also serves as an investment sub-adviser for a number of other non-OFI funds not overseen by the OFI Fund Boards (“Sub-Advised Funds”). Generally, pursuant to contractual arrangements between OFI and many of those Sub-Advised Funds’ managers, OFI is responsible for portfolio proxy voting of the portfolio proxies held by those Sub-Advised Funds. When voting on matters for which the Guidelines dictate a vote be decided on a case-by-case basis, OFI may refer the vote to the portfolio manager of the sub-advised fund.

B.         Proxy Voting Committee

OFI’s internal proxy voting committee (the “Committee”) is responsible for overseeing the proxy voting process and ensuring that OFI and the Funds meet their regulatory and corporate governance obligations for voting of portfolio proxies. The Committee has adopted a written charter that outlines its responsibilities.

The Committee shall oversee the proxy voting agent’s compliance with these Policies and Procedures and the Guidelines, including any deviations by the proxy voting agent from the Guidelines.

C.         Administration and Voting of Portfolio Proxies

1.         Fiduciary Duty and Objective

As an investment adviser that has been granted the authority to vote portfolio proxies, OFI owes a fiduciary duty to the Funds to monitor corporate events and to vote portfolio proxies consistent with the best interests of the Funds and their shareholders. In this regard, OFI seeks to ensure that all votes are free from unwarranted and inappropriate influences. Accordingly, OFI generally votes portfolio proxies in a uniform manner for the Funds and in accordance with these Policies and Procedures and the Guidelines.

In meeting its fiduciary duty, OFI generally undertakes to vote portfolio proxies with a view to enhancing the value of the company’s stock held by the Funds. Similarly, when voting on matters for which the Guidelines dictate a vote be decided on a case-by-case basis, OFI’s primary consideration is the economic interests of the Funds and their shareholders.

2.         Proxy Voting Agent

On behalf of the Funds, OFI retains an independent, third party proxy voting agent to assist OFI in its proxy voting responsibilities in accordance with these Policies and Procedures and, in particular, with the Guidelines. As discussed above, the Committee is responsible for monitoring the proxy voting agent.

In general, OFI may consider the proxy voting agent’s research and analysis as part of OFI’s own review of a proxy proposal in which the Guidelines recommend that the vote be considered on a case-by-case basis. OFI bears ultimate responsibility for how portfolio proxies are voted. Unless instructed otherwise by OFI, the proxy voting agent will vote each portfolio proxy in accordance with the Guidelines. The proxy voting agent also will assist OFI in maintaining records of OFI’s and the Funds’ portfolio proxy votes, including the appropriate records necessary for the Funds’ to meet their regulatory obligations regarding the annual filing of proxy voting records on Form N-PX with the SEC.

3.         Material Conflicts of Interest

OFI votes portfolio proxies without regard to any other business relationship between OFI (or its affiliates) and the company to which the portfolio proxy relates. To this end, OFI must identify material conflicts of interest that may arise between the interests of a Fund and its shareholders and OFI, its affiliates or their business relationships. A material conflict of interest may arise from a business relationship between a portfolio company or its affiliates (together the “company”), on one hand, and OFI or any of its affiliates (together “OFI”), on the other, including, but not limited to, the following relationships:

•	OFI provides significant investment advisory or other services to a company whose management is soliciting proxies or OFI is seeking to provide such services;

•	a company that is a significant selling agent of OFI’s products and services solicits proxies;

•	OFI serves as an investment adviser to the pension or other investment account of the portfolio company or OFI is seeking to serve in that capacity; or

•	OFI and the company have a lending or other financial-related relationship.

In each of these situations, voting against company management’s recommendation may cause OFI a loss of revenue or other benefit.

OFI and its affiliates generally seek to avoid such material conflicts of interest by maintaining separate investment decision making processes to prevent the sharing of business objectives with respect to proposed or actual actions regarding portfolio proxy voting decisions. The Committee maintains a list of companies that, based on business relationships, may potentially give rise to a conflict of interest (“Conflicts List”). In addition, OFI and the Committee employ the following procedures to further minimize any potential conflict of interest, as long as the Committee determines that the course of action is consistent with the best interests of the Fund and its shareholders:

•

If the proposal for a company on the Conflicts List is specifically addressed in the Guidelines, OFI will vote the portfolio proxy in accordance with the Guidelines, unless: (i) the Guidelines provide discretion to OFI on how to vote on the matter (i.e., case-by-case); or (ii) to the extent a portfolio manager has requested that OFI vote in a manner inconsistent with the Guidelines, the Committee has determined that such a request is in the best interests of the Fund and its shareholders and does not pose an actual material conflict of interest. (Examples include, but are not limited to, a determination that the portfolio manager is unaware of the business relationship with the company or is sufficiently independent from the business relationship, and to the Committee’s knowledge, OFI has not been contacted or influenced by the company in connection with the proposal).

•

If the proposal for the company on the Conflicts List is not specifically addressed in the Guidelines or if the Guidelines provides discretion to OFI on how to vote, OFI will vote in accordance with its proxy voting agent’s general recommended guidelines on the proposal provided that OFI has reasonably determined there is no conflict of interest on the part of the proxy voting agent or item (ii) above is not applicable;

•

If neither of the previous two procedures provides an appropriate voting recommendation the Committee may determine how to vote on the proposal, OFI may retain an independent fiduciary to advise OFI on how to vote the proposal, or the Committee may determine that voting on the particular proposal is impracticable and/or is outweighed by the cost of voting and direct OFI to abstain from voting.

4.         Certain Foreign Securities

Portfolio proxies relating to foreign securities held by the Funds are subject to these Policies and Procedures. In certain foreign jurisdictions, however, the voting of portfolio proxies can result in additional restrictions that have an economic impact or cost to the security, such as “share-blocking.” Share-blocking would prevent OFI from selling the shares of the foreign security for a period of time if OFI votes the portfolio proxy relating to the foreign security. In determining whether to vote portfolio proxies subject to such restrictions, OFI, in consultation with the Committee, considers whether the vote, either itself or together with the votes of other shareholders, is expected to have an effect on the value of the investment that will outweigh the cost of voting. Accordingly, OFI may determine not to vote such securities. If OFI determines to vote a portfolio proxy and during the “share-blocking period” OFI would like to sell an affected foreign security for one or more Funds, OFI, in consultation with the Committee, will attempt to recall the shares (as allowable within the market time-frame and practices).

5.         Securities Lending Programs

The Funds may participate in securities lending programs with various counterparties. Under most securities lending arrangements, proxy voting rights during the lending period generally are transferred to the borrower, and thus proxies received in connection with the securities on loan may not be voted by the lender (i.e., the Fund) unless the loan is recalled in advance of the record date. If a Fund participates in a securities lending program, OFI will attempt to recall the Funds’ portfolio securities on loan and vote proxies relating to such securities if OFI has knowledge of a shareholder vote in time to recall such loaned securities and if OFI determines that the votes involve matters that would have a material effect on the Fund’s investment in such loaned securities.

6.         Shares of Registered Investment Companies (Fund of Funds)

Certain OFI Funds are structured as funds of funds and invest their assets primarily in other underlying OFI Funds (the “Fund of Funds”). Accordingly, the Fund of Fund is a shareholder in the underlying OFI Funds and may be requested to vote on a matter pertaining to those underlying OFI Funds. With respect to any such matter, the Fund of Funds will vote its shares in the underlying OFI Fund in the same proportion as the vote of all other shareholders in that underlying OFI Fund (sometimes called “mirror” or “echo” voting).

D.     Fund Board Reports and Recordkeeping

OFI will prepare periodic reports for submission to the Board describing:

•

any issues arising under these Policies and Procedures since the last report to the Board and the resolution of such issues, including but not limited to, information about conflicts of interest not addressed in the Policies and Procedures; and

•	any proxy votes taken by OFI on behalf of the Funds since the last report to the Board which were deviations from the Policies and Procedures and the reasons for any such deviations.

In addition, no less frequently than annually, OFI will provide the Boards a written report identifying any recommended changes in existing policies based upon OFI’s experience under these Policies and Procedures, evolving industry practices and developments in applicable laws or regulations.

OFI will maintain all records required to be maintained under, and in accordance with, the Investment Company Act of 1940 and the Investment Advisers Act of 1940 with respect to OFI’s voting of portfolio proxies, including, but not limited to:

•	these Policies and Procedures, as amended from time to time;

•	records of votes cast with respect to portfolio proxies, reflecting the information required to be included in Form N-PX;

•	records of written client requests for proxy voting information and any written responses of OFI to such requests; and

•	any written materials prepared by OFI that were material to making a decision in how to vote, or that memorialized the basis for the decision.

E.         Amendments to these Procedures

In addition to the Committee’s responsibilities as set forth in the Committee’s Charter, the Committee shall periodically review and update these Policies and Procedures as necessary. Any amendments to these Procedures and Policies (including the Guidelines) shall be provided to the Boards for review, approval and ratification at the Boards’ next regularly scheduled meetings.

F.         Proxy Voting Guidelines

The Guidelines adopted by the Boards of the Funds are attached as Appendix A. The importance of various issues shifts as political, economic and corporate governance issues come to the forefront and then recede. Accordingly, the Guidelines address the issues OFI has most frequently encountered in the past several years.

Appendix A

OPPENHEIMERFUNDS, INC. AND OPPENHEIMER FUNDS

PORTFOLIO PROXY VOTING GUIDELINES

(dated as of November 18, 2010)

1.0	OPERATIONAL ITEMS

1.1.1     Amend Quorum Requirements.

•	Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

1.1.2     Amend Articles of Incorporation/Association or Bylaws

•	Vote amendments to the bylaws/charter on a CASE-BY-CASE basis.
•	Vote FOR bylaw/charter changes if:
o	shareholder rights are protected;
o	there is a negligible or positive impact on shareholder value;
o	management provides sufficiently valid reasons for the amendments; and/or
o	the company is required to do so by law (if applicable); and
o	they are of a housekeeping nature (updates or corrections).

1.1.3     Change Company Name.

•	Vote WITH Management.

1.1.4     Change Date, Time, or Location of Annual Meeting.

•	Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.
•	Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

1.1.5     Transact Other Business.

•	Vote AGAINST proposals to approve other business when it appears as voting item.

1.1.6     Change in Company Fiscal Term

•	Vote FOR resolutions to change a company’s fiscal term for sufficiently valid business reasons.
•	Vote AGAINST if a company’s motivation for the change is to postpone its AGM.

AUDITORS

1.2     Ratifying Auditors

•	Vote FOR Proposals to ratify auditors, unless any of the following apply:
o	an auditor has a financial interest in or association with the company, and is therefore not independent;
o	fees for non-audit services are excessive;
o	there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position; or
o

poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of Generally Accepted Accounting Principles (“GAAP”) or International Financial Reporting Standards (“IFRS”); or material weaknesses identified in Section 404 disclosures.

•	Vote AGAINST shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.
•	Vote AGAINST shareholder proposals asking for audit firm rotation.
•	Vote on a CASE-BY-CASE basis on shareholder proposals asking the company to discharge the auditor(s).
•	Proposals are adequately covered under applicable provisions of Sarbanes-Oxley Act or NYSE or SEC regulations.
•	Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

2.0	THE BOARD OF DIRECTORS

2.1     Voting on Director Nominees

•	Vote on director nominees should be made on a CASE-BY-CASE basis, examining the following factors:
o	composition of the board and key board committees;
o	attendance at board meetings;
o	corporate governance provisions and takeover activity;
o	long-term company performance relative to a market index;
o	directors’ investment in the company;
o	whether the chairman is also serving as CEO;
o	whether a retired CEO sits on the board.
•

WITHHOLD/AGAINST (whichever vote option is applicable on the ballot) VOTES: However, there are some actions by directors that should result in votes being WITHHELD/AGAINST. These instances include directors who:

o	attend less than 75% of the board and committee meetings without a valid excuse;
o	implement or renew a dead-hand or modified dead-hand poison pill;
o	ignore a shareholder proposal that is approved by a majority of the shares outstanding;
o	ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years;
o	failed to act on takeover offers where the majority of the shareholders tendered their shares;
o	are inside directors or affiliated outsiders; and sit on the audit, compensation, or nominating committees or the company does not have one of these committees;
o	re audit committee members and any of the following has applied and become public information since the last vote, and has not been otherwise corrected or proper controls have not been put in place:
•	the non-audit fees paid to the auditor are excessive;
•

a material weakness is identified in the Section 404 Sarbanes-Oxley Act disclosures which rises to a level of serious concern, there are chronic internal control issues and an absence of established effective control mechanisms;

•

there is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm; or

•	the company receives an adverse opinion on the company’s financial statements from its auditors.
o

are compensation committee members and any of the following has applied and become public information since the last vote, and has not been otherwise corrected or proper controls have not been put in place:

•	there is a clearly negative correlation between the chief executive’s pay and company performance under standards adopted in this policy;
•	the company reprices underwater options for stock, cash or other consideration without prior shareholder approval, even if allowed in their equity plan;
•	the company fails to submit one-time transfers of stock options to a shareholder vote;
•	the company fails to fulfill the terms of a burn rate commitment they made to shareholders;
•	the company has inappropriately backdated options; or
•	the company has egregious compensation practices including, but not limited to, the following:
•	egregious employment contracts;

•	excessive perks/tax reimbursements;
•	abnormally large bonus payouts without justifiable performance linkage or proper disclosure;
•	egregious pension/supplemental executive retirement plan (SERP) payouts;
•	new CEO with overly generous new hire package;
•	excessive severance and/or change in control provisions; or
•	dividends or dividend equivalents paid on unvested performance shares or units.
o	enacted egregious corporate governance policies or failed to replace management as appropriate;
o	are inside directors or affiliated outside directors; and the full board is less than majority independent;
o

are CEOs of public companies who serve on more than three public company boards, i.e., more than two public company boards other than their own board (the term “public company” excludes an investment company).Vote should be WITHHELD only at their outside board elections;

o	serve on more than five public company boards. (The term “public company” excludes an investment company.)
•	WITHHOLD/AGAINST on all incumbents if the board clearly lacks accountability and oversight, coupled with sustained poor performance relative to its peers.
•	Additionally, the following should result in votes being WITHHELD/AGAINST (except from new nominees):
o	if the director(s) receive more than 50% withhold votes of votes cast and the issue that was the underlying cause of the high level of withhold votes in the prior election has not been addressed; or
o

if the company has adopted or renewed a poison pill without shareholder approval since the company’s last annual meeting, does not put the pill to a vote at the current annual meeting, and there is no requirement to put the pill to shareholder vote within 12 months of its adoption;

•	if a company that triggers this policy commits to putting its pill to a shareholder vote within 12 months of its adoption, OFI will not recommend a WITHHOLD vote.

2.2     Board Size

•	Vote on a CASE-BY-CASE basis on shareholder proposals to maintain or improve ratio of independent versus non-independent directors.
•	Vote FOR proposals seeking to fix the board size or designate a range for the board size.
•	Vote on a CASE-BY-CASE basis on proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

2.3     Classification/Declassification of the Board

•	Vote AGAINST proposals to classify the board.
•

Vote FOR proposals to repeal classified boards and to elect all directors annually. In addition, if 50% of voting shareholders request repeal of the classified board and the board remains classified, WITHHOLD votes for those directors at the next meeting at which directors are elected, provided however, if the company has majority voting for directors that meets the standards under this policy, WITHHOLD votes only from directors having responsibility to promulgate classification/declassification policies, such as directors serving on the governance committee, nominating committee or either of its equivalent.

2.4     Cumulative Voting

•	Vote FOR proposal to eliminate cumulative voting.
•	Vote on a CASE-BY-CASE basis on cumulative voting proposals at controlled companies (where insider voting power is greater than 50%).

2.5     Establishment of Board Committees

•

Generally vote AGAINST shareholder proposals to establish a new board committee, as such proposals seek a specific oversight mechanism/structure that potentially limits a company’s ability to maintain its own affairs. However, exceptions may be made if determined that it would be in the best interest of the company’s governance structure.

2.6     Require Majority Vote for Approval of Directors

•

OFI will generally vote FOR precatory and binding resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats.

Companies are strongly encouraged to also adopt a post-election policy (also known as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

2. 7     Director and Officer Indemnification and Liability Protection

•	Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard.
•

Vote on a CASE-BY-CASE basis on proposals to eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care, provided the liability for gross negligence is not eliminated.

•

Vote on a CASE-BY-CASE basis on indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness, provided coverage is not provided for gross negligence acts.

•

Vote on a CASE-BY-CASE basis on proposals to expand the scope of indemnification to provide for mandatory indemnification of company officials in connection with acts that previously the company was permitted to provide indemnification for at the discretion of the company’s board (i.e. “permissive indemnification”) but that previously the company was not required to indemnify.

•	Vote FOR only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if both of the following apply:
o	the director was found to have acted in good faith and in a manner that he reasonable believed was in the best interests of the company; and
o	only if the director’s legal expenses would be covered.

2.8	Establish/Amend Nominee Qualifications
•	Vote on a CASE-BY-CASE basis on proposals that establish or amend director qualifications.
•	Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.
•	Vote AGAINST shareholder proposals requiring two candidates per board seat.

2.9	Filling Vacancies/Removal of Directors.
•	Vote AGAINST proposals that provide that directors may be removed only for cause.
•	Vote FOR proposals to restore shareholder ability to remove directors with or without cause.
•	Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.
•	Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

2.10	Independent Chairman (Separate Chairman/CEO)
•

Generally vote FOR shareholder proposals requiring the position of chairman to be filled by an independent director unless there are compelling reasons to recommend against the proposal such as a counterbalancing governance structure. This should include all of the following:

o	designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties;
o	two-thirds independent board;
o	all-independent key committees;
o	established governance guidelines;
o

the company should not have underperformed its peers and index on a one-year and three-year basis, unless there has been a change in the Chairman/CEO position within that time (performance will be measured according to shareholder returns against index and peers from the performance summary table);

o	the company does not have any problematic governance or management issues, examples of which include, but are not limited to:
•	egregious compensation practices;
•	multiple related-party transactions or other issues putting director independence at risk;
•	corporate and/or management scandal;
•	excessive problematic corporate governance provisions; or
•	flagrant actions by management or the board with potential or realized negative impacts on shareholders.

2.11	Majority of Independent Directors/Establishment of Committees
•

Vote FOR shareholder proposals asking that a majority of directors be independent but vote CASE-BY-CASE on proposals that more than a majority of directors be independent. NYSE and NASDAQ already require that listed companies have a majority of independent directors.

•	Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.
•

For purposes of Special Purpose Acquisition Corporations (SPAC), when a former CEO of a SPAC company serves on the board of an acquired company, that director will generally be classified as independent unless determined otherwise taking into account the following factors:

o	the applicable listing standards determination of such director’s independence;
o	any operating ties to the firm; and
o	if there are any other conflicting relationships or related party transactions.
•

A director who is a party to an agreement to vote in line with management on proposals being brought to a shareholder vote shall be classified as an affiliated outside director. However, when dissident directors are parties to a voting agreement pursuant to a settlement arrangement, such directors shall be classified as independent unless determined otherwise taking into account the following factors:

o	the terms of the agreement;
o	the duration of the standstill provision in the agreement;
o	the limitations and requirements of actions that are agreed upon;
o	if the dissident director nominee(s) is subject to the standstill; and

o	if there are any conflicting relationships or related party transactions.

2.12	Open Access
•

Vote CASE-BY-CASE on shareholder proposals asking for open access taking into account the ownership threshold specified in the proposal and the proponent’s rationale for targeting the company in terms of board and director conduct.

2.13	Stock Ownership Requirements
•

Vote on a CASE-BY-CASE basis on shareholder proposals that mandate a minimum amount of stock that a director must own in order to qualify as a director or to remain on the board. While stock ownership on the part of directors is favored, the company should determine the appropriate ownership requirement.

•	Vote on a CASE-BY-CASE basis on shareholder proposals asking companies to adopt holding periods or retention ratios for their executives, taking into account:
o

whether the company has any holding period, retention ratio or officer ownership requirements in place. These should consist of rigorous stock ownership guidelines or short-term holding period requirement (six months to one year) coupled with a significant long-term ownership requirement or a meaningful retention ratio.

o	Actual officer stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s own stock ownership or retention requirements.

2.14	Age or Term Limits
•	Vote AGAINST shareholder or management proposals to limit the tenure of directors either through term limits or mandatory retirement ages. OFI views as management decision.

3.0	PROXY CONTESTS

3.1	Voting for Director Nominees in Contested Elections
•	Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis considering the following factors:
o	long-term financial performance of the target company relative to its industry;
o	management’s track record;
o	background to the proxy contest;
o	qualifications of director nominees (both slates);
o	evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and
o	stock ownership position.

3.2	Reimbursing Proxy Solicitation Expenses
•

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases, which OFI recommends in favor of the dissidents, OFI also recommends voting for reimbursing proxy solicitation expenses.

3.3	Confidential Voting
•	Vote on a CASE-BY-CASE basis on shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election.

4.0	ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES

4.1	Advance Notice Requirements for Shareholder Proposals/Nominations.
•

Votes on advance notice proposals are determined on a CASE-BY-CASE basis, generally giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

4.2	Amend Bylaws without Shareholder Consent
•	Vote AGAINST proposals giving the board exclusive authority to amend the bylaws.
•	Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

4.3	Poison Pills
•	Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).
•	Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it.
•	Vote FOR shareholder proposals asking that any future pill be put to a shareholder vote.
•	Votes regarding management proposals to ratify a poison pill should be determined on a CASE-BY-CASE basis. Ideally, plans should embody the following attributes:
o	20% or higher flip-in or flip-over;
o	two to three-year sunset provision;

o	no dead-hand, slow-hand, no-hand or similar features;
o

shareholder redemption feature-if the board refuses to redeem the pill 90 days after an offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill;

o	considerations of the company’s existing governance structure including: board independence, existing takeover defenses, and any problematic governance concerns;
o	for management proposals to adopt a poison pill for the stated purpose of preserving a company’s net operating losses (“NOL pills”), the following factors will be considered:
•	the trigger (NOL pills generally have a trigger slightly below 5%);
•	the value of the NOLs;
•
•	the term;
•	shareholder protection mechanisms (sunset provision, causing expiration of the pill upon exhaustion or expiration of NOLs); and
•	other factors that may be applicable.

4.4	Net Operating Loss (NOL) Protective Amendments
•	OFI will evaluate amendments to the company’s NOL using the same criteria as a NOL pill.

4.5	Shareholder Ability to Act by Written Consent
•	Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.
•	Vote FOR proposals to allow or make easier shareholder action by written consent.

4.6	Shareholder Ability to Call Special Meetings
•	Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.
•

Generally vote FOR proposals that remove restrictions on or provide the right of shareholders to call special meetings and act independently of management taking into account the company’s specific governance provisions.

4.7	Establish Shareholder Advisory Committee
•	Vote on a CASE-BY-CASE basis.

4.8	Supermajority Vote Requirements
•	Vote AGAINST proposals to require a supermajority shareholder vote.
•	Vote FOR management or shareholder proposals to reduce supermajority vote requirements. However, for companies with shareholder(s) who have significant ownership levels, vote CASE-BY-CASE.

5.0	MERGERS AND CORPORATE RESTRUCTURINGS

5.1	Appraisal Rights
•	Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

5.2	Asset Purchases
•	Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:
o	purchase price;
o	fairness opinion;
o	financial and strategic benefits;
o	how the deal was negotiated;
o	conflicts of interest;
o	other alternatives for the business; and
o	non-completion risk.

5.3	Asset Sales
•	Vote CASE-BY-CASE on asset sale proposals, considering the following factors:
o	impact on the balance sheet/working capital;
o	potential elimination of diseconomies;
o	anticipated financial and operating benefits;
o	anticipated use of funds;
o	value received for the asset;
o	fairness opinion;
o	how the deal was negotiated; and
o	conflicts of interest.

5.4	Bundled Proposals
•

Review on a CASE-BY-CASE basis on bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.

5.5	Conversion of Securities
•

Votes on proposals regarding conversion of securities are determined on a CASE-BY-CASE basis. When evaluating these proposals, the investor should review the dilution to existing shareholders, the conversion price relative to the market value, financial issues, control issues, termination penalties, and conflicts of interest.

•	Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

5.6	Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans
•	Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a CASE-BY-CASE basis, taking into consideration the following:
o	dilution to existing shareholders’ position;
o	terms of the offer;
o	financial issues;
o	management’s efforts to pursue other alternatives;
o	control issues; and
o	conflicts of interest.

•	Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

5.7	Formation of Holding Company
•	Votes on proposals regarding the formation of a holding company should be determined on a CASE-BY-CASE basis, taking into consideration the following:
o	the reasons for the change;
o	any financial or tax benefits;
o	regulatory benefits;
o	increases in capital structure; and
o	changes to the articles of incorporation or bylaws of the company.
•	Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:
o	increases in common or preferred stock in excess of the allowable maximum as calculated by the RMG Capital Structure Model; and/or
o	adverse changes in shareholder rights.

5.8	Going Private Transactions (LBOs, Minority Squeezeouts) and Going Dark Transactions
•	Vote on going private transactions on a CASE-BY-CASE basis, taking into account the following:
o	offer price/premium;
o	fairness opinion;
o	how the deal was negotiated;
o	conflicts of interests;
o	other alternatives/offers considered; and
o	non-completion risk.
•	Vote CASE-BY-CASE on going dark transactions, determining whether the transaction enhances shareholder value by taking into consideration:
o	whether the company has attained benefits from being publicly-traded (examination of trading volume, liquidity, and market research of the stock);
o	cash-out value;
o	whether the interests of continuing and cashed-out shareholders are balanced; and
o	the market reaction to public announcement of the transaction.

5.9	Joint Venture
•	Votes on a CASE-BY-CASE basis on proposals to form joint ventures, taking into account the following:
o	percentage of assets/business contributed;
o	percentage of ownership;
o	financial and strategic benefits;
o	governance structure;
o	conflicts of interest;
o	other alternatives; and
o	non-completion risk.

5.10	Liquidations
•

Votes on liquidations should be made on a CASE-BY-CASE basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

•	Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

5.11	Mergers and Acquisitions/Issuance of Shares to Facilitate Merger or Acquisition
•	Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by giving consideration to the following:
o	prospects of the combined company anticipated financial and operating benefits;
o	offer price (premium or discount);
o	fairness opinion;
o	how the deal was negotiated;
o	changes in corporate governance;
o	changes in the capital structure; and
o	conflicts of interest.

5.12	Private Placements/Warrants/Convertible Debenture
•	Votes on proposals regarding private placements should be determined on a CASE-BY-CASE basis. When evaluating these proposals the invest should review:
o	dilution to existing shareholders’ position;
o	terms of the offer;
o	financial issues;
o	management’s efforts to pursue other alternatives;
o	control issues; and
o	conflicts of interest.
•	Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

5.13	Spinoffs
•	Votes on spinoffs should be considered on a CASE-BY-CASE basis depending on:
o	tax and regulatory advantages;
o	planned use of the sale proceeds;
o	valuation of spinoff;
o	fairness opinion;
o	benefits to the parent company;
o	conflicts of interest;
o	managerial incentives;
o	corporate governance changes; and
o	changes in the capital structure.

5.14	Value Maximization Proposals
•

Votes on a CASE-BY-CASE basis on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors: prolonged poor performance with no turnaround in sight, signs of entrenched board and management, strategic plan in place for improving value, likelihood of receiving reasonable value in a sale or dissolution and whether the company is actively exploring its strategic options, including retaining a financial advisor.

5.15	Severance Agreements that are Operative in Event of Change in Control
•	Review CASE-BY-CASE, with consideration give to RMG “transfer-of-wealth” analysis. (See section 8.2).

5.16	Special Purpose Acquisition Corporations (SPACs)
•	Vote on mergers and acquisitions involving SPAC will be voted on a CASE-BY-CASE using a model developed by RMG which takes in consideration:
o	valuation;
o	market reaction;
o	deal timing;
o	negotiations and process;
o	conflicts of interest;
o	voting agreements; and
o	governance.

6.0	STATE OF INCORPORATION

6.1	Control Share Acquisition Provisions
•	Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.
•	Vote AGAINST proposals to amend the charter to include control share acquisition provisions.
•	Vote FOR proposals to restore voting rights to the control shares.

6.2	Control Share Cashout Provisions
•	Vote FOR proposals to opt out of control share cashout statutes.

6.3	Disgorgement Provisions

•	Vote FOR proposals to opt out of state disgorgement provisions.

6.4	Fair Price Provisions
•

Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

•	Generally vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

6.5	Freezeout Provisions
•	Vote FOR proposals to opt out of state freezeout provisions.

6.6	Greenmail
•	Vote FOR proposals to adopt anti-greenmail charter of bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.
•	Review on a CASE-BY-CASE basis on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

6.7	Reincorporation Proposals
•

Proposals to change a company’s state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.

•	Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

6.8	Stakeholder Provisions
•	Vote AGAINST proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

6.9	State Anti-takeover Statutes
•

Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

7.0	CAPITAL STRUCTURE

7.1	Adjustments to Par Value of Common Stock
•	Vote FOR management proposals to reduce the par value of common stock.

7.2	Common Stock Authorization
•	Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by RMG which considers the following factors:
o	specific reasons/rationale for the proposed increase;
o	the dilutive impact of the request as determined through an allowable cap generated by RiskMetrics’ quantitative model;
o	the board’s governance structure and practices; and
o	risks to shareholders of not approving the request.
•

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights. Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

7.3	Dual-Class Stock
•	Vote AGAINST proposals to create a new class of common stock with superior voting rights.
•	Vote FOR proposals to create a new class of non-voting or sub-voting common stock if:
o	it is intended for financing purposes with minimal or no dilution to current shareholders; and
o	it is not designed to preserve the voting power of an insider or significant shareholder.

7.4	Issue Stock for Use with Rights Plan
•	Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).

7.5	Preemptive Rights
•

Review on a CASE-BY-CASE basis on shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive right, consider the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

7.6	Preferred Stock
•

OFI will vote CASE-BY-CASE on proposals to increase the number of shares of preferred stock authorized for issuance using a model developed by ISS, taking into account company-specific factors including past board performance and governance structure as well as whether the stock is “blank check” (preferred stock with unspecified voting, conversion, dividend distribution, and other rights) or “declawed” (preferred stock that cannot be used as takeover defense).

7.7	Recapitalization
•	Votes CASE-BY-CASE on recapitalizations (reclassification of securities), taking into account the following:
o	more simplified capital structure;
o	enhanced liquidity;
o	fairness of conversion terms;
o	impact on voting power and dividends;
o	reasons for the reclassification;
o	conflicts of interest; and
o	other alternatives considered.

7.8	Reverse Stock Splits
•	Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.
•	Vote FOR management proposals to implement a reverse stock split to avoid delisting.
•

Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE basis using a model developed by RMG.

7.9	Share Purchase Programs
•	Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

7.10	Stock Distributions: Splits and Dividends
•

Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by RMG.

7.11	Tracking Stock
•

Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against such factors as: adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives such as spinoff.

8.0	EXECUTIVE AND DIRECTOR COMPENSATION

8.1	Equity-based Compensation Plans
•	Vote compensation proposals on a CASE-BY-CASE basis.
•

OFI analyzes stock option plans, paying particular attention to their dilutive effect. OFI opposes compensation proposals that OFI believes to be excessive, with consideration of factors including the company’s industry, market capitalization, revenues and cash flow.

•	Vote AGAINST equity proposal and compensation committee members if any of the following factors apply:
o	the total cost of the company’s equity plans is unreasonable;
o	the plan expressly permits the repricing of stock options/stock appreciate rights (SARs) without prior shareholder approval;
o

the CEO is a participant in the proposed equity-based compensation plan and there is a disconnect between CEO pay and the company’s performance where over 50 percent of the year-over-year increase is attributed to equity awards;

o

the plan provides for the acceleration of vesting of equity awards even though an actual change in control may not occur (e.g., upon shareholder approval of a transaction or the announcement of a tender offer); or

o	the plan is a vehicle for poor pay practices.
•

For Real Estate Investment Trusts (REITs), common shares issuable upon conversion of outstanding Operating Partnership (OP) units will be included in the share count for the purposes of determining: (1) market capitalization in the Shareholder Value Transfer (SVT) analysis and (2) shares outstanding in the burn rate analysis.

8.2	Director Compensation
•

Vote CASE-BY-CASE on stock plans or non-cash compensation plans for non-employee directors, based on the cost of the plans against the company’s allowable cap. On occasion, director stock plans that set aside a relatively small number of shares when combined with employee or executive stock compensation plans will exceed the allowable cap.

•	Vote FOR the plan if ALL of the following qualitative factors in the board’s compensation are met and disclosed in the proxy statement:
o	director stock ownership guidelines with a minimum of three times the annual cash retainer;
o	vesting schedule or mandatory holding/deferral period:
•	a minimum vesting of three years for stock options or restricted stock; or
•	deferred stock payable at the end of a three-year deferral period;
o	mix between cash and equity:
•	a balanced mix of cash and equity, for example 40% cash/60% equity or 50% cash/50% equity; or
•	if the mix is heavier on the equity component, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship;
o	no retirement/benefits and perquisites provided to non-employee directors; and
o

detailed disclosure provided on cash and equity compensation delivered to each non-employee director for the most recent fiscal year in a table. The column headers for the table may include the following: name of each non-employee director, annual retainer, board meeting fees, committee retainer, committee-meeting fees, and equity grants.

8.3	Bonus for Retiring Director
•

Examine on a CASE-BY CASE basis. Factors we consider typically include length of service, company’s accomplishments during the Director’s tenure, and whether we believe the bonus is commensurate with the Director’s contribution to the company.

8.4	Cash Bonus Plan
•

Consider on a CASE-BY-CASE basis. In general, OFI considers compensation questions such as cash bonus plans to be ordinary business activity. While we generally support management proposals, we oppose compensation proposals we believe are excessive.

8.5	Stock Plans in Lieu of Cash
•	Generally vote FOR management proposals, unless OFI believe the proposal is excessive.
•	In casting its vote, OFI reviews the RMG recommendation per a “transfer of wealth” binomial formula that determines an appropriate cap for the wealth transfer based upon the company’s industry peers.
•	Vote FOR plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a CASE-BY-CASE basis.
•	Vote FOR plans which provide a dollar-for-dollar cash for stock exchange.

8.6	Pre-Arranged Trading Plans (10b5-1 Plans)
•	Generally vote FOR shareholder proposals calling for certain principles regarding the use of prearranged trading plans (10b5-1 plans) for executives. These principles include:
o	adoption, amendment, or termination of a 10b5-1 Plan must be disclosed within two business days in a Form 8-K;
o	amendment or early termination of a 10b5-1 Plan is allowed only under extraordinary circumstances, as determined by the board;
o	ninety days must elapse between adoption or amendment of a 10b5-1 Plan and initial trading under the plan;
o	reports on Form 4 must identify transactions made pursuant to a 10b5-1 Plan;
o	an executive may not trade in company stock outside the 10b5-1 Plan; and
o	trades under a 10b5-1 Plan must be handled by a broker who does not handle other securities transactions for the executive.

8.7	Management Proposals Seeking Approval to Reprice Options
•	Votes on management proposals seeking approval to exchange/reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:
o	historic trading patterns;
o	rationale for the repricing;
o	value-for-value exchange;
o	option vesting;
o	term of the option;
o	exercise price; and
o	participation.

8.8	Employee Stock Purchase Plans
•	Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.
•	Votes FOR employee stock purchase plans where all of the following apply:
o	purchase price is at least 85% of fair market value;

o	offering period is 27 months or less; and
o	the number of shares allocated to the plan is 10% or less of the outstanding shares.
•	Votes AGAINST employee stock purchase plans where any of the following apply:
o	purchase price is at least 85% of fair market value;
o	offering period is greater than 27 months; and
o	the number of shares allocated to the plan is more than 10% of the outstanding shares.

8.9	Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related Compensation Proposals)
•

Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).

•	Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.
•

Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) should be considered on a CASE-BY-CASE basis using a proprietary, quantitative model developed by RMG.

•

Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

•	Vote AGAINST proposals if the compensation committee does not fully consist of independent outsiders, as defined in RMG’s definition of director independence.

8.10	Employee Stock Ownership Plans (ESOPs)
•	Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than 5% of outstanding shares).

8.11	Shareholder Proposal to Submit Executive Compensation to Shareholder Vote
•	Vote on a CASE-BY-CASE basis.

8.12	Advisory Vote on Executive Compensation (Say-on-Pay) Management Proposal
•	Vote on a CASE-BY-CASE basis considering the following factors in the context of each company’s specific circumstances and the board’s disclosed rationale for its practices:
o	Relative considerations:
•	assessment of performance metrics relative to business strategy, as discussed and explained in the CD&A;
•	evaluation of peer groups used to set target pay or award opportunities;
•	alignment of company performance and executive pay trends over time (e.g., performance down: pay down);
•	assessment of disparity between total pay of the CEO and other Named Executive Officers (NEOs);
o	Design considerations:
•	balance of fixed versus performance-driven pay;
•	assessment of excessive practices with respect to perks, severance packages, supplemental executive pension plans, and burn rates;
o	Communication considerations:
•

evaluation of information and board rationale provided in CD&A about how compensation is determined (e.g., why certain elements and pay targets are used, and specific incentive plan goals, especially retrospective goals);

•	assessment of board’s responsiveness to investor input and engagement on compensation issues (e.g., in responding to majority-supported shareholder proposals on executive pay topics).

8.13	401(k) Employee Benefit Plans
•	Vote FOR proposals to implement a 401(k) savings plan for employees.

8.14	Shareholder Proposals Regarding Executive and Director Pay
•

Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

•

Generally vote FOR shareholder proposals seeking disclosure regarding the company’s, board’s, or committee’s use of compensation consultants, such as company name, business relationship(s) and fees paid.

•	Vote WITH MANAGEMENT on shareholder proposals requiring director fees be paid in stock only.
•	Vote FOR shareholder proposals to put option repricings to a shareholder vote.
•

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

8.15	Performance-Based Stock Options
•	Generally vote FOR shareholder proposals advocating the use of performance-based stock options (indexed, premium-priced, and performance-vested options), unless:

o	the proposal is overly restrictive (e.g., it mandates that awards to all employees must be performance-based or all awards to top executives must be a particular type, such as indexed options); or
o	the company demonstrates that it is using a substantial portion of performance-based awards for its top executives.

8.16	Pay-for-Performance
•

Generally vote FOR shareholder proposals that align a significant portion of total compensation of senior executives to company performance. In evaluating the proposals, the following factors will be analyzed:

o	What aspects of the company’s short-term and long-term incentive programs are performance-driven?
o	Can shareholders assess the correlation between pay and performance based on the company’s disclosure?
o	What type of industry does the company belong to?
o	Which stage of the business cycle does the company belong to?

8.17	Pay-for-Superior-Performance Standard
•

Generally vote FOR shareholder proposals based on a case-by-case analysis that requests the board establish a pay-for-superior-performance standard in the company’s executive compensation plan for senior executives.

8.18	Golden Parachutes and Executive Severance Agreements
•

Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

•	Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include the following:
o	the parachute should be less attractive than an ongoing employment opportunity with the firm;
o	the triggering mechanism should be beyond the control management;
o	the amount should not exceed three times base salary plus guaranteed benefits; and
o

change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.

8.19	Pension Plan Income Accounting
•	Generally vote FOR shareholder proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation.

8.20	Supplemental Executive Retirement Plans (SERPs)
•

Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreement to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what it offered under employee-wide plans.

•

Generally vote FOR shareholder proposals requesting to limit the executive benefits provided under the company’s supplemental executive retirement plan (SERP) by limiting covered compensation to a senior executive’s annual salary and excluding all incentive or bonus pay from the plan’s definition of covered compensation used to establish such benefits.

8.21	Claw-back of Payments under Restatements
•	Vote on a CASE-BY-CASE basis on shareholder proposals requesting clawbacks or recoupment of bonuses or equity, considering factors such as:
o	the coverage of employees, whether it applies to all employees, senior executives or only employees committing fraud which resulted in the restatement;
o	the nature of the proposal where financial restatement is due to fraud;
o	whether or not the company has had material financial problems resulting in chronic restatements; and/or
o	the adoption of a robust and formal bonus/equity recoupment policy.
•	If a company’s bonus recoupment policy provides overly broad discretion to the board in recovering compensation, generally vote FOR the proposal.
•	If the proposal seeks bonus recoupment from senior executives or employees committing fraud, generally vote FOR the proposal.

8.22	Tax Gross-Up Proposals

•

Generally vote FOR shareholder proposals calling for companies to adopt a policy of not providing tax gross-up payments, except in limited situations for broadly accepted business practices, such as reasonable relocation or expatriate tax equalization arrangements applicable to substantially all or a class of management employees of the company.

9.0	SOCIAL, POLITICAL AND ENVIRONMENTAL ISSUES

In the case of social, political and environmental responsibility issues, OFI will generally ABSTAIN where there could be a detrimental impact on share value or where the perceived value if the proposal was adopted is unclear or unsubstantiated.

•	OFI will only vote “FOR” a proposal that would clearly:
o	have a discernable positive impact on short-term or long-term share value; or
o	have a presently indiscernible impact on short or long-term share value but promotes general long-term interests of the company and its shareholders, such as:
•

prudent business practices which support the long-term sustainability of natural resources within the company’s business lines, including reasonable disclosure on environmental policy issues that are particularly relevant to the company’s business;

•

reasonable and necessary measures to mitigate business operations from having disproportionately adverse impacts on the environment, absent which could potentially lead to onerous government sanctions, restrictions, or taxation regimes, major customer backlash, or other significant negative ramifications.

In the evaluation of social, political, and environmental proposals, the following factors may be considered:

•	what percentage of sales, assets and earnings will be affected;
•

the degree to which the company’s stated position on the issues could affect its reputation or sales, leave it vulnerable to boycott, selective purchasing, government sanctions, viable class action or shareholder derivative lawsuits;

•	whether the issues presented should be dealt with through government or company-specific action;
•	whether the company has already responded in some appropriate manner to the request embodied in the proposal;
•	whether the company’s analysis and voting recommendation to shareholders is persuasive;
•	what other companies have done in response to the issue;
•	whether the proposal itself is well framed and reasonable;
•	whether implementation of the proposal would achieve the objectives sought in the proposal;
•	whether the subject of the proposal is best left to the discretion of the board;
•	whether the requested information is available to shareholders either from the company or from a publicly available source; and
•	whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.

OPPENHEIMER FUNDS INTERNATIONAL POLICY GUIDELINES

These international voting guidelines shall apply in non-US markets only as a supplement to the general OFI voting guidelines. In cases where the international guidelines and the primary guidelines conflict, the international guidelines shall take precedence for non-US market proposals. If the international guidelines do not cover the subject matter of a non-US market proposal, the primary guidelines should be followed.

1.0	OPERATIONAL ITEMS

1.1.7	Financial Results/Director and Auditor Reports
•	Vote FOR approval of financial statements and director and auditor reports, unless:
o	there are material concerns about the financials presented or audit procedures used; or
o	the company is not responsive to shareholder questions about specific items that should be publicly disclosed.

1.1.8	Allocation of Income and Dividends
•	Vote FOR approval of allocation of income and distribution of dividends, unless:
o	the dividend payout ratio has been consistently below 30% without an adequate explanation; or
o	the payout ratio is excessive given the company’s financial position.

1.1.9	Stock (Scrip) Dividend Alternative
•	Vote FOR reasonable stock (scrip) dividend proposals that allow for cash options.
•	Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

1.1.10	Lower Disclosure Threshold for Stock Ownership
•	Vote AGAINST resolutions to lower the stock ownership disclosure threshold below 5% unless compelling reasons exist to implement a lower threshold.

AUDITORS

1.3	Appointment of Internal Statutory Auditors
•	Vote FOR the appointment and reelection of statutory auditors, unless:
o	there are serious concerns about the statutory reports presented or the audit procedures used;
o	questions exist concerning any of the statutory auditors being appointed; or
o	the auditors have previously served the company is an executive capacity or can otherwise be considered affiliated with the company.

1.4	Remuneration of Auditors
•

Vote FOR proposals to authorize the board to determine the remuneration of auditors, unless there is evidence of excessive compensation relative to the size and nature of the company or the scope of the services provided.

1.5	Indemnification of Auditors
•	Vote AGAINST proposals to indemnify auditors.

2.0	THE BOARD OF DIRECTORS

2.14	Discharge of Board and Management
•	Vote FOR discharge of the board and management, unless:
o	there are serious questions about actions of the board or management for the year in questions, including reservations from auditors; or
o	material legal or regulatory action is being taken against the company or the board by shareholders or regulators.

4.0	ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES

4.3	Poison Pills
•

Votes on poison pills or shareholder rights plans, are determined on a CASE-BY-CASE basis. A plan is supportable if its scope is limited to the following two purposes and it conforms to ‘new generation’ rights plan guidelines:

o	to give the board more time to find an alternative value enhancing transaction; and
o	to ensure the equal treatment of shareholders.
•	Vote AGAINST plans that go beyond this purpose by giving discretion to the board to either:
o	determine whether actions by shareholders constitute a change in control;
o	amend material provisions without shareholder approval;
o	interpret other provisions;
o	redeem the plan without a shareholder vote; or
o	prevent a bid from going to shareholders.
•	Vote AGAINST plans that have any of the following characteristics:
o	unacceptable key definitions;
o	flip-over provision;
o	permitted bid period greater than 60 days;
o	maximum triggering threshold set at less than 20% of outstanding shares;
o	does not permit partial bids;
o	bidder must frequently update holdings;
o	requirement for a shareholder meeting to approve a bid; or
o	requirement that the bidder provide evidence of financing.
•	In addition to the above, a plan must include:
o	an exemption for a “permitted lock up agreement”;
o	clear exemptions for money managers, pension funds, mutual funds, trustees and custodians who are not making a takeover bid; and
o	exclude reference to voting agreements among shareholders.

4.8	Renew Partial Takeover Provision
•	Vote FOR proposals to renew partial takeover provision.

4.9	Depositary Receipts and Priority Shares
•	Vote on a CASE-BY-CASE basis on the introduction of depositary receipts.
•	Vote AGAINST the introduction of priority shares.

4.10	Issuance of Free Warrants
•	Vote AGAINST the issuance of free warrants.

4.11	Defensive Use of Share Issuances
•	Vote AGAINST management requests to issue shares in the event of a takeover offer or exchange bid for the company’s shares.

5.0	MERGERS AND CORPORATE RESTRUCTURINGS

5.16	Mandatory Takeover Bid Waivers
•	Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

5.17	Related-Party Transactions
•

In evaluating resolutions that seek shareholder approval on related-party transactions (RPTs), vote on a CASE-BY-CASE basis, considering factors including, but not limited to, the parties, assets, and pricing of the transactions.

5.18	Expansion of Business Activities
•

Vote favorable expansion of business lines WITH MANAGEMENT unless the proposed new business takes the company into endeavors that are not justified from a shareholder risk/reward perspective. If the risk/reward is unclear, vote on a CASE-BY-CASE basis.

7.0	CAPITAL STRUCTURE

7.12	Pledge of Assets for Debt
•

OFI will consider these proposals on a CASE-BY-CASE basis. Generally, OFI will support increasing the debt-to-equity ratio to 100%. Any increase beyond 100% will require further assessment, with a comparison of the company to its industry peers or country of origin.

In certain foreign markets, such as France, Latin America and India, companies often propose to pledge assets for debt, or seek to issue bonds which increase debt-to-equity ratios up to 300%.

7.13	Increase in Authorized Capital
•

Vote FOR nonspecific proposals to increase authorized capital up to 100% over the current authorization unless the increase would leave the company with less than 30% of its new authorization outstanding.

•	Vote FOR specific proposals to increase authorized capital to any amount, unless:
o	the specific purpose of the increase (such as a share-based acquisition or merger) does not meet OFI guidelines for the purpose being proposed; or
o	the increase would leave the company with less than 30% of its new authorization outstanding after adjusting for all proposed issuances.
•	Vote AGAINST proposals to adopt unlimited capital authorization.

7.14	Share Issuance Requests

General issuance requests under both authorized and conditional capital systems allow companies to issue shares to raise funds for general financing purposes. Issuances can be carried out with or without preemptive rights. Corporate law in many countries recognizes preemptive rights and requires shareholder approval for the disapplication of such rights.

•	Vote FOR issuance requests with preemptive rights to a maximum of 100% over currently issued capital.
•	Vote FOR issuance requests without preemptive rights to a maximum of 20% of currently issued capital.

7.15	Reduction of Capital
•	Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders. Examples of routine capital reduction proposals found overseas include:
o

reduction in the stated capital of the company’s common shares to effect a reduction in a company’s deficit and create a contributed surplus. If net assets are in danger of falling below the aggregate of a company’s liabilities and stated capital, some corporate law statutes prohibit the company from paying dividends on its shares.

o

Reduction in connection with a previous buyback authorization, as typically seen in Scandinavia, Japan, Spain, and some Latin American markets. In most instances, the amount of equity that may be cancelled is usually limited to 10% by national law.

•	Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis, considering individual merits of each request.

7.16	Convertible Debt Issuance Requests
•

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets the above guidelines on equity issuance requests.

7.17	Debt Issuance Requests (Non-convertible)

When evaluating a debt issuance request, the issuing company’s present financial situation is examined. The main factor for analysis is the company’s current debt-to-equity ratio, or gearing level. A high gearing level may incline markets and financial analysts to downgrade the company’s bond rating, increasing its investment risk factor in the process. A gearing level up to 100% is considered acceptable.

•	Vote FOR debt issuances for companies when the gearing level is between zero and 100%.
•

Proposals involving the issuance of debt that result in the gearing level being greater than 100% are considered on a CASE-BY-CASE basis. Any proposed debt issuance is compared to industry and market standards.

7.18	Reissuance of Shares Repurchased
•	Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the recent past.

7.19	Capitalization of Reserves for Bonus Issues/Increase in Par Value
•	Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

7.20	Control and Profit Agreements/Affiliation Agreements with Subsidiaries
•	Vote FOR management proposals to approve control and profit transfer agreements between a parent and its subsidiaries.

8.0	EXECUTIVE AND DIRECTOR COMPENSATION

8.21	Director Remuneration
•	Vote FOR proposals to award cash fees to non-executive directors, unless the amounts are excessive relative to other companies in the country or industry.
•	Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.
•	Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.
•	Vote AGAINST proposals to introduce retirement benefits for non-executive directors.

8.22	Retirement Bonuses for Directors and Statutory Auditors
•

Vote AGAINST the payment of retirement bonuses to directors and statutory auditors when one or more of the individuals to whom the grants are being proposed has not served in an executive capacity for the company or where one or more of the individuals to whom the grants are being proposed has not served in their current role with the company for the last five consecutive years.

•	Vote AGAINST the payment of retirement bonuses to any directors or statutory auditors who have been designated by the company as independent.

Pacific Investment Management Company LLC

May 2010

Proxy Voting Policies and Procedures

These proxy voting policies and procedures (“Policies and Procedures”) are intended to foster PIMCO compliance with its fiduciary obligations and applicable law. These Policies and Procedures apply to any voting or consent rights with respect to securities held in accounts over which PIMCO has discretionary voting authority.1

PIMCO will vote proxies in accordance with these Policies and Procedures for each of its clients unless expressly directed by a client in writing to refrain from voting that client’s proxies. PIMCO’s authority to vote proxies on behalf of its clients results from its advisory contracts, comparable documents or by an overall delegation of discretionary authority over its client’s assets.

A. General Statements of Policy

These Policies and Procedures are designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO’s clients. As a general matter, when PIMCO has proxy voting authority, PIMCO has a fiduciary obligation to monitor corporate events and to vote all client proxies that come to its attention. If it is consistent with PIMCO’s contractual obligations to the client, however, PIMCO may determine not to vote a proxy if it believes that: (1) the effect on the client’s economic interests or the value of the portfolio holding is insignificant in relation to the client’s account; (2) the cost of voting the proxy outweighs the possible benefit to the client, including, without limitation, situations where a jurisdiction imposes share blocking restrictions which may affect the ability of the portfolio manager (“PM”) to effect trades in the related security; or (3) the Legal and Compliance Department has determined that it is consistent with PIMCO’s fiduciary obligations not to vote.

B. Conflicts of Interest

1. Identification of Material Conflicts of Interest

a) In General. PIMCO has a fiduciary obligation to vote all client proxies in good faith and in the best interests of the client. Conflicts of interest, however, may, or may appear to, interfere with PIMCO’s ability to vote proxies in accordance with this fiduciary standard. Actual or potential conflicts of interest when PIMCO votes client proxies could arise in many ways, such as (i) if PIMCO has a material business relationship with the issuer to which the proxy relates; (ii) if a PM responsible for voting proxies has a material personal or business relationship with the issuer; (iii) if PIMCO clients have divergent interests in the proxy vote; and (iv) if the PM voting a proxy becomes aware of a material business relationship between the issuer and a PIMCO affiliate before voting.

PIMCO seeks to prevent conflicts of interest from interfering with its voting of client proxies by identifying such conflicts and resolving them as described in these Policies and Procedures.

b) Equity Securities.2 PIMCO has retained an Industry Service Provider (“ISP”) to provide recommendations on how to vote proxies with respect to Equity Securities. PIMCO will follow the recommendations of the ISP unless (i) the ISP is unable to vote a proxy (such as if the ISP has a disabling conflict of interest), or (ii) a PM decides to override the ISP’s voting recommendation. In either such case as described below, the Legal and Compliance Department will review the proxy to determine whether a material conflict of interest, or the appearance of one, exists. Each PM has a duty to disclose to the Legal and Compliance Department, any potential actual or apparent material conflict of interest known to the PM relating to a proxy vote in relation to an equity security (whether the proxy will be voted by the ISP or PIMCO). If no material actual or apparent conflict of interest is identified by, or disclosed to, the Legal and Compliance Department, the proxy may be voted by the responsible PM in good faith and in the best interests of the client.

1 Voting or consent rights shall not include matters which are primarily decisions to buy or sell investments, such as tender offers, exchange offers, conversions, put options, redemptions, and dutch auctions.

2 The term “equity securities” means common and preferred stock; it does not include debt securities convertible into equity securities.

Proxy Voting Policy & Procedures

If an actual or apparent material conflict of interest is identified by, or disclosed to, the Legal and Compliance Department, it will be resolved either by applying: (i) the policies and procedures set forth herein; (ii) a protocol previously established by a conflicts committee (“Conflicts Committee”); (iii) a direct decision of the Conflicts Committee; or (iv) such other procedure(s) approved by the Legal and Compliance Department. See Section B.2 below.

c) All Other Securities. Client proxies for all other securities (including fixed income securities) are reviewed by the Legal and Compliance Department to determine whether a material conflict of interest, or the appearance of one, exists. Each PM has a duty to disclose to the Legal and Compliance Department any potential, actual or apparent material conflict of interest known to the PM relating to a proxy vote in relation to a fixed income security.

If no actual or apparent material conflict of interest is identified by, or disclosed to, the Legal and Compliance Department, the proxy may be voted by the responsible PM in good faith and in the best interests of the client. In certain cases, a proxy relating to a bank loan may contain material non-public information, in which case, pursuant to PIMCO’s policies and procedures regarding the use of such information, the proxy may be voted by someone other than the applicable PM.

If an actual or apparent material conflict is identified by, or disclosed to, the Legal and Compliance Department, it will be resolved either by applying: (i) the policies and procedures set forth herein; (ii) a protocol previously established by the Conflicts Committee; (iii) a direct decision of the Conflicts Committee; or (iv) such other procedure(s) approved by the Legal and Compliance Department. See Section B.2 below.

2. Resolution of Identified Conflicts of Interest

a) Equity Securities Voted by ISP. The ISP, an independent research and voting service, makes voting recommendations for proxies relating to equity securities in accordance with ISP’s guidelines which have been adopted by PIMCO (“RM Guidelines”). PIMCO has determined to follow the RM Guidelines. By following the guidelines of an independent third party, PIMCO intends to eliminate any conflict of interest PIMCO may have with respect to proxies covered by the ISP.

b) All Securities Not Covered by the ISP. The following applies to (i) votes and consents with respect to fixed income securities, (ii) proxies received in relation to equity securities for which the ISP is unable to provide recommendations on how to vote, and (iii) proxies for which, as described below, a PM determines to override the ISP’s voting recommendation.

In each case, such proxies will be reviewed by the Legal and Compliance Department and if a material conflict of interest (or the appearance of one) is identified by, or disclosed to, the Legal and Compliance Department, such conflict will be resolved either by: (i) applying the policies and procedures set forth herein; (ii) applying a protocol previously established by the Conflicts Committee; (iii) if no such protocol covers the conflict at hand, elevation to the Conflicts Committee for direct resolution by it; or (iv) applying such other procedure(s) approved by the Legal and Compliance Department. The Legal and Compliance

Department will record the manner in which each such conflict is resolved (including, in the case of direct resolution by the Conflicts Committee, the procedure applied by the Conflicts Committee).

1) Conflicting Client Interests. Where the conflict at issue has arisen because PIMCO clients have divergent interests, the applicable PM or another PM may vote the proxy as follows:

• If the conflict exists between the accounts of one or more PMs on the one hand, and accounts of one or more different PMs on the other, each PM (if the conflict does not also exist among the PM’s accounts) will vote on behalf of his or her accounts in such accounts’ best interests.

• If the conflict exists among the accounts of a PM, such PM shall notify the Legal and Compliance Department and the head of the PM’s desk (or such PM’s manager, if different). The desk head or manager of such PM will then designate another PM without a conflict to vote on behalf of those accounts.

2) Direct Resolution by the Conflicts Committee. When a conflict is brought to the Conflicts Committee for direct resolution, the Conflicts Committee will seek to mitigate the actual or apparent conflict in the best interest of clients by, for example:

• permitting the applicable PM to vote after receiving the consent of the client after providing notice and disclosure of the conflict to that client; or

• voting the proxy in accordance with the recommendation of, or delegating the vote to, an independent third-party service provider; or

• having the client direct the vote (and, if deemed appropriate by the Conflicts Committee, suggesting that the client engage another party to assist the client in determining how the proxy should be voted).

In considering the manner in which to mitigate a material conflict of interest, the Conflicts Committee may consider various factors, including:

• The extent and nature of the actual or apparent conflict of interest;

• If the client is a fund, whether it has an independent body (such as a board of directors) that is willing to give direction to PIMCO;

• The nature of the relationship of the issuer with PIMCO (if any);

• Whether there has been any attempt to directly or indirectly influence PIMCO’s voting decision; and

• Whether the direction of the proposed vote would appear to benefit PIMCO, a related party or another PIMCO client.

3) The Conflicts Committee Protocol. To permit the more efficient resolution of conflicts of interest, the Conflicts Committee may establish a protocol (the “Conflicts Committee Protocol”) that directs the methods of resolution for specific types of conflicts, provided that such methods comply with Section B.2. Once a protocol has been established for a certain type of conflict, unless otherwise approved in writing by the Legal and Compliance Department, all conflicts of that type will be resolved pursuant to the protocol, subject to the Conflict Committee’s ability to rescind or amend such protocol.

c) Investments by Clients in Affiliated Funds. Conflicts of interest with respect to the voting of proxies may also arise when PIMCO-managed separate accounts, funds or other collective investment vehicles are shareholders of PIMCO-affiliated funds that are the subject of proxies. PIMCO will vote client proxies relating to a PIMCO-affiliated fund in accordance with the offering or other disclosure documents for the PIMCO-managed separate account, fund or other investment vehicle holding shares of the PIMCO-affiliated fund.

Where such documents are silent on the issue, PIMCO will vote client proxies relating to a PIMCO-affiliated fund by “echoing” or “mirroring” the vote of the other shareholders in the underlying funds or by applying the conflicts resolution procedures set forth in Section B.2.

d) Information Barriers. To reduce the occurrence of actual or apparent conflicts of interest, PIMCO and PIMCO’s agents are prohibited from disclosing information regarding PIMCO’s voting intentions to any affiliate other than PIMCO-named affiliates.

C. Proxy Voting Process

PIMCO’s process for voting proxies with respect to equity and other securities is described below.

1. Proxy Voting Process: Equity Securities

a) The Role of the ISP.

PIMCO has selected the ISP to assist it in researching and voting proxies. The ISP researches the financial implications of proxy proposals and assists institutional investors with casting votes in a manner intended to protect and enhance shareholder returns, consistent with the particular guidelines of the institutional investor. PIMCO utilizes the research and analytical services, operational implementation and recordkeeping and reporting services provided by the ISP with respect to proxies relating to equity securities.

The ISP will provide a recommendation to PIMCO as to how to vote on each proposal based on its research of the individual facts and circumstances of each proposal and its application to the RM Guidelines. Except for newly established accounts that have not yet migrated to the ISP’s systems, the ISP will cast votes as PIMCO’s agent on behalf of clients in accordance with its recommendations unless instructed otherwise by PIMCO.

PIMCO permits the ISP to vote in accordance with its recommendation, subject to any override of such recommendation by the PM. For accounts not yet migrated to the ISP’s system, PIMCO Operations will manually cast votes in accordance with the ISP’s recommendations, subject to any override of such recommendations by the PM.

b) Overrides of ISP’s Recommendations.

1) Portfolio Manager Review. Each PM is responsible for reviewing proxies relating to equity securities and determining whether to accept or reject the recommendation of the ISP, in accordance with the best interests of the client. If a PM determines that overriding the recommendation of the ISP would be in the best interests of the client based on all the facts and circumstances, the PM, with the assistance of the Operations Group, as appropriate, must prepare or arrange for the preparation of a report (the “Override Report”) containing the information set forth below and any other information the PM and the Legal and Compliance Department deem relevant:

☐ Name and ticker symbol of issuer;

☐ Percentage of the outstanding shares of the issuer held;

☐ The name(s) of the fund(s) or account(s) holding the securities;

☐ A summary of the proposal;

☐ The date of the shareholder meeting and the response deadline;

☐ Whether the proposal is being made by management or a shareholder;

☐ Management’s recommendation with respect to the proposal;

☐ The ISP recommendation with respect to the proposal;

☐ The reasoning behind the PM’s decision to recommend the override;

☐ Whether the PM is aware of any actual or apparent conflict of interest with respect to the issuer or proponent of the proposal (see Section B above). The PM should explain any such actual or apparent conflicts; and

☐ Whether the PM has been contacted by an outside party regarding the vote.

2) Compliance Review. The Legal and Compliance Department will review the Override Report to determine whether an actual or apparent conflict of interest exists with respect to the vote. If the Legal and Compliance Department determines that no such conflict of interest exists, the PM’s recommendation will be implemented. If the Legal and Compliance Department determines that such a conflict of interest exists, the conflict will be resolved in accordance with the policies described above in Section B.2 of these Policies and Procedures. In no event will PIMCO abstain from a vote solely to avoid a conflict of interest.

3) Override. If the result of this process is a decision to vote differently than proposed by the ISP, the PM, with the assistance of the Operations Group will inform the ISP of the voting decision for implementation by the ISP.

c) When the ISP Does Not Provide a Recommendation.

In certain circumstances, the ISP, as a result of technical or other difficulties, may be unable to provide a recommendation with respect to a client proxy. Where the ISP is unable to provide a recommendation for an equity security proxy, PIMCO shall vote such proxy in accordance with Section C.2.

2. Proxy Voting Process: All Other Securities (including equity securities not voted by the ISP)

The ISP covers the majority of equity securities. In certain circumstances, such as when an equity security issuer does not have a contractual relationship with the ISP, an equity proxy will not be covered by the ISP. Equity proxies not covered by the ISP and proxies in respect of securities other than equity securities (collectively “OS Proxies”) may be received by PIMCO Operations, the PM or by State Street Investment Management Solutions (“IMS West”). Upon receipt of any proxy voting ballots, all OS Proxies should be forwarded to PIMCO Operations, which coordinates with the Legal and Compliance Department, and the PM(s) as appropriate, to vote such OS Proxies manually in accordance with the procedures set forth below.

a) Identify and Seek to Resolve any Material Conflicts of Interest. As described in Section B.1, PIMCO’s Legal and Compliance Department will review each OS Proxy to determine whether PIMCO may have an actual or apparent material conflict of interest in voting. If no such conflict is identified, the Legal and Compliance Department will forward each OS Proxy to PIMCO’s Middle Office Group, which will coordinate consideration of such proxy by the appropriate PM(s). However, if such a conflict is identified, the Legal and Compliance Department will, in accordance with Section B.2 above, resolve such conflict pursuant to a Conflicts Committee Protocol or, if no such protocol is applicable to the conflict at issue, elevate such conflict to the Conflicts Committee for direct resolution.

b) Vote. (i) Where no material conflict of interest was identified, the PM will review the proxy information, vote the OS Proxy in accordance with these policies and procedures and return the voted OS Proxy to PIMCO Operations; (ii) Where a material conflict of interest was identified, the OS Proxy will be voted in accordance with the conflict resolution procedures in Section B.2 and the voted OS Proxy will be returned to PIMCO Operations.

c) Review. PIMCO Operations will review for proper completion each OS Proxy that was submitted to it. PIMCO Operations will forward the voted OS Proxy to the ballot collection agency with the decision as to how it should be voted.

d) Transmittal to Third Parties. PIMCO Operations will document the decision for each OS Proxy received in a format designated by the ballot collection agency or other third party service provider. PIMCO Operations will maintain a log of all OS Proxy voting, which indicates, among other things, the date the notice was received and verified, PIMCO’s response, the date and time the custodian bank or other third party service provider was notified, the expiration date and any action taken.

e) Recordkeeping. PIMCO Operations will forward the ballot and log to IMS West which will be incorporated into the Corporate Action Event Report (CAER).

3. Abstentions

If it is consistent with PIMCO’s contractual obligations to the client, PIMCO may determine not to vote a proxy if it believes that: (1) the effect on the client’s economic interests or the value of the portfolio holding is insignificant in relation to the client’s account; (2) the cost of voting the proxy outweighs the possible benefit to the client, including, without limitation, situations where a jurisdiction imposes share blocking restrictions which may affect the PM’s ability to effect trades in the related security; or (3) the Legal and Compliance Department has determined that it is consistent with PIMCO’s fiduciary obligations not to vote.

4. Proxies Relating to Securities on Loan

Where a security is on loan, PIMCO may, but is not required to, request that the loaned securities be recalled and that the security be blocked from lending prior to the meeting record date in order to vote the proxy. In determining whether to recall a loaned security, the relevant PM(s) shall consider whether the benefit to the client in voting the matter outweighs the benefit to the client in keeping the security on loan.

The recall decision should be made in the best interests of the client based on a consideration of various factors, which may include the following: (1) whether the matter to be voted on may significantly affect the value of the security; (2) the relative cost and/or administrative inconvenience of recalling the security; (3) the significance of the holding; and (4) whether the security is considered a long-term holding.

D. U.S. Reporting and Disclosure Requirements and the Availability of Proxy Voting Records

Except to the extent required by applicable law (including with respect to the filing of any Form N-PX) or otherwise approved by PIMCO, PIMCO will not disclose to third parties how it voted a proxy on behalf of a client. However, upon request from an appropriately authorized individual, PIMCO will disclose to its clients or the entity delegating the voting authority to PIMCO for such clients (e.g., trustees or consultants retained by the client), how PIMCO voted such client’s proxy. In addition, PIMCO provides its clients with a copy of these Policies and Procedures or a concise summary of these Policies and Procedures: (i) in Part II of Form ADV; (ii) together with a periodic account statement in a separate mailing; or (iii) any other means as determined by PIMCO. The summary will state that these Policies and Procedures are available upon request and will inform clients that information about how PIMCO voted that client’s proxies is available upon request.

For each investment company that PIMCO sponsors and manages, PIMCO will ensure that the proxy voting record for the twelve-month period ending June 30 for each registered investment company is properly reported on Form N-PX which is filed with the SEC no later than August 31 of each year. PIMCO will also ensure that each such fund states in its Statement of Additional Information (“SAI”) and its annual and semiannual report to shareholders that information concerning how the fund voted proxies relating to its portfolio securities for the most recent twelve-month period ending June 30, is available through the fund’s website and on the SEC’s website, as required by Form N-1A. PIMCO’s Fund Administration Group is responsible for ensuring that this information is posted on each fund’s website in accordance with the foregoing disclosure. PIMCO will ensure that proper disclosure is made in each fund’s SAI describing the policies and procedures used to determine how to vote proxies relating to such fund’s portfolio securities, also as required by Form N-1A.

E. PIMCO Record Keeping

PIMCO or its agent (e.g., IMS West or the ISP) maintains proxy voting records as required by applicable rules. The records maintained by PIMCO include: (1) a copy of all proxy voting policies and procedures; (2) a copy of any document created by PIMCO that was material to making a decision on how to vote proxies on behalf of a client or that memorializes the basis for that decision; (3) a copy of each written client request for proxy voting records and any written response from PIMCO to any (written or oral) client request for such records; and (4) any documentation related to an identified material conflict of interest. Additionally, PIMCO or its agent (if the agent has undertaken to provide a copy to PIMCO upon request) maintains: (1) proxy statements (or other disclosures accompanying requests for client consent) received regarding client securities (which may be satisfied in the U.S. by relying on obtaining a copy of a proxy statement from the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system); and (2) a record of each vote cast by PIMCO on behalf of a client.

Proxy voting books and records are maintained by PIMCO or its agent in an easily accessible place for a period of five years from the end of the fiscal year during which the last entry was made on such record, the first two years in the offices of PIMCO or its agent.

F. Review and Oversight

PIMCO’s Legal and Compliance Department will provide for the supervision and periodic review, no less than on an annual basis, of PIMCO’s proxy voting activities and the implementation of these Policies and Procedures.

Such review process will include a review of PM overrides of the ISP’s voting recommendations.

Effective Date: August 2003

Revised Dates: May 2007

May 2010

Appendix

The Industry Service Provider for Equity Securities proxy voting is RiskMetrics Group, Inc., One Chase Manhattan Plaza, 44th Floor, New York, NY 10005.

Schroder Investment Management North America Inc.

Investment and Corporate Governance: Schroders’ Policy

This document outlines the approach taken by Schroder Investment Management Limited and other asset management entities within the Schroders Group to corporate governance, ownership, engagement and the responsible use of voting rights. This document may be part of a wider policy accommodating additional statements, where necessary, for regulatory purposes or for the benefit of clients in different locations.

Schroders expects the companies, in whose securities we invest funds on behalf of clients, to achieve returns justifying a company’s use of the capital invested. It follows that the boards of companies in which our clients’ funds are invested must consider and review the strategy, the operating performance, the quality of leadership and management and the internal controls of the companies they direct, in order to produce the returns required by our clients.

We concentrate on each company’s ability to create sustainable value and may question or challenge companies about governance issues that we perceive may affect the value of those companies. Engagement and proxy voting are therefore an integral part of our investment process.

September 2010

Corporate Governance:

The Role and Objectives of Schroders as an Investment Manager

Schroders as an Investor

The asset management operations within the Schroders group invest in equity securities in order to earn returns for clients over the long term. The sale of shares of a successful company by Schroders is not necessarily a reflection of our view of the quality of the management of a company but may be because of our belief that other companies will offer greater share price growth relative to their current valuation. The purchase and sale of shares will also be affected by the flow of client funds under our control and asset allocation decisions.

Schroders as an Owner

Share interests carry ownership rights. Exercising those rights is an integral part of our investment process.

The overriding principle is that our objective for the exercise of shareholder rights and responsibilities, including all engagement, activism, voting and corporate responsibility activity is to enhance returns for clients.

In seeking to maximize value for clients, we must act in the best interests of clients and consistent with client mandates. Thus, we will consider and seek to enhance the long term value of equity holdings. In determining long term value, we must consider the risk attaching to investments compared with an opportunity to sell a holding, particularly in the event of a takeover.

Companies should act in the best interests of their owners, the shareholders. We encourage companies to have due regard for other stakeholders – no company can function, for example, without a good workforce, without providing quality services or goods to customers, without treating suppliers with respect and without maintaining credibility with lenders. However, it is the interests of the owners of the business which should be paramount.

We accept that no one model of governance can apply to all companies and we will consider the circumstances of each company. It is in the best interests of clients for us to be pragmatic in the way we exercise ownership rights. This is particularly the case with smaller companies.

Engagement

Engagement with companies is part of our investment process1. In all engagement and intervention, our purpose is to seek additional understanding or, where necessary, seek change that will protect and/or enhance the value of the investments for which we are responsible. Engagement has the added advantage of enhancing communication and understanding between companies and investors. It is our intention to meet appropriate standards on engagement.

Systematic Financial Management, L.P.

PROXY VOTING DISCLOSURE

Clients may delegate proxy-voting authority over their account to Systematic. The client, through written notice, may make such delegation to the account custodian or brokerage firm. In the event a client delegates proxy voting authority to Systematic, it remains the client’s obligation to direct their account custodian or brokerage firm to forward applicable proxy materials to Systematic’s agent of record so their account shares can be voted. Systematic will not vote shares unless its agent receives proxy materials on a timely basis from the custodian or brokerage firm. Systematic clients may revoke Systematic’s voting authority by providing written notice to Systematic. However clients who participate in securities lending programs may revoke their participation in such programs without notice to Systematic.

Systematic has retained an independent proxy-voting agent (agent), and Systematic generally follows the agent’s proxy voting guidelines when voting proxies. The adoption of the agent’s proxy voting policies provides pre-determined policies for voting proxies, and is thus designed to remove conflicts of interest that could affect the outcome of a vote if Systematic made the voting determination independently. One intent of the policy is to remove any discretion that Systematic may have in cases where Systematic has a conflict of interest or the appearance of a conflict of interest. There may be a situation where the agent itself may have a material conflict with an issuer of a proxy. In those situations, the agent will fully or partially abstain from voting, and Systematic’s Proxy Voting Committee will provide the actual voting recommendation after a review of the vote(s) involved. Systematic’s Chief Compliance Officer must approve any decision made on such vote prior to the vote being cast. Systematic’s Proxy Voting Committee convenes as necessary. Issues reviewed by the Committee may include the consideration of any vote involving a potential conflict of interest, the documentation of the resolution of any conflict of interest, or to review its voting policies and procedures.

Systematic maintains four sets of proxy voting guidelines: one based on AFL-CIO polices for Taft-Hartley Plan Sponsors, another for clients with Socially Responsible Investing guidelines, another for Public Plans and the fourth being a General Policy for all other clients, covering U.S. and global proxies. Institutional clients may select which set of proxy guidelines they wish be used to vote their account’s proxies. In instances where the client does not select a voting policy, Systematic would apply the General Proxy Voting Policy when voting on behalf of the client. Systematic may process certain proxies without voting them, such as by making a decision to abstain from voting or take no action on such proxies (or on certain proposals within such proxies). Examples include, without limitation: proxies issued by companies that the firm has decided to sell, proxies issued for securities that the firm did not select for a client portfolio (such as securities selected by the client or a previous adviser, unsupervised securities held in a client’s account, money market securities or other securities selected by clients or their representatives other than Systematic), or proxies issued by foreign companies that impose burdensome or unreasonable voting, power of attorney or holding requirements such as with share blocking as further noted below.

Systematic also seeks to ensure that, to the extent reasonably feasible, proxies for which it receives ballots in good order and receives timely notice will be voted or otherwise processed (such as through a decision to abstain or take no action). Systematic may be unable to vote or otherwise process proxy ballots that are not received in a timely manner due to limitations of the proxy voting system, custodial limitations or other factors beyond the firm’s control. Such ballots may include, without limitation, ballots for securities out on loan under securities lending programs initiated by the client or its custodian, ballots not forwarded in a timely manner by a custodian, or ballots that were not received by Systematic from it’s proxy voting vendor on a timely basis.

Share Blocking

In general, unless otherwise directed by the client, Systematic will make reasonable efforts to vote client proxies in accordance with the proxy voting recommendations of the Firm’s proxy voting service provider. Systematic will generally decline to vote proxies if to do so would cause a restriction to be placed on Systematic’s ability to trade securities held in client accounts in “share blocking” countries. Accordingly, Systematic may abstain from votes in a share blocking country in favor of preserving its ability to trade any particular security at any time.

Systematic maintains written Proxy Voting Policies and Procedures as required by Rule 206(4)-6 under the Investment Advisers Act. These policies and procedures, in addition to how Systematic voted proxies for securities held in your account(s), are available upon request.

Third Avenue Management LLC

SUMMARY OF PROXY VOTING POLICIES AND PROCEDURES

This summary describes Third Avenue Management LLC’s (“Third Avenue”) policy and procedures for voting securities held in its investment advisory accounts. If you wish to receive a copy of the full policy and procedures or information on how proxies were voted in your account, please contact your account representative.

In general, Third Avenue is responsible for voting securities held in its investment advisory accounts. However, in certain cases, in accordance with the agreement governing the account, the client may expressly retain the authority to vote proxies or delegate voting authority to a third party. In such cases, the policy and procedures below would not apply and TAM would advise the client to instruct its custodian where to forward solicitation materials.

POLICY GUIDELINES

Third Avenue has developed detailed policy guidelines on voting commonly presented proxy issues, which are subject to ongoing review. The guidelines are subject to exceptions on a case-by-case basis, as discussed below. On issues not specifically addressed by the guidelines, Third Avenue would analyze how the proposal may affect the value of the securities held by the affected clients and vote in accordance with what it believes to be the best interests of such clients.

Abstention From Voting

Third Avenue will normally abstain from voting when it believes the cost of voting will exceed the expected benefit to investment advisory clients. The most common circumstances where that may be the case involve foreign proxies and securities out on loan. In addition, Third Avenue may be restricted from voting proxies of a given issuer during certain periods if it has made certain regulatory filings with respect to that issuer.

PROCEDURES

Third Avenue’s Legal Department oversees the administration of proxy voting. Under its supervision, the Accounting Department is responsible for processing proxies on securities held in mutual funds for which Third Avenue serves as adviser or sub-adviser5 and the Operations Department is responsible for processing proxies on securities held in all other investment advisory accounts for which Third Avenue has voting responsibility1.

Sole Voting Responsibility

The Operations and Accounting Departments forward proxy and other solicitation materials received to the General Counsel or his designee who shall present the proxies to Third Avenue’s Proxy Voting Committee. The Proxy Voting Committee, consisting of senior portfolio managers and research analysts designated by Third Avenue’s President, determines how the proxies shall be voted applying Third Avenue’s policy guidelines. In most instances, the Committee shall delegate the responsibility for making each voting determination to an appropriate member of the Committee who has primary responsibility for the security in question. Third Avenue’s General Counsel or his designee shall participate in all decisions to present issues for a vote, field any conflict issues, document deviations from policy guidelines and document all routine voting decisions. The Proxy Voting Committee may seek the input of Third Avenue’s Co-Chief Investment Officers or other portfolio managers or research analysts who may have particular familiarity with the matter to be voted. Any exception to policy guidelines shall be fully documented in writing. Third Avenue’s General Counsel instructs the Operations and Accounting Departments to vote the proxies in accordance with determinations reached under the process described above. The Operations and Accounting Departments vote the proxies by an appropriate method in accordance with instructions received.

Shared Voting Responsibility

Third Avenue may share voting responsibility with a client who has retained the right to veto Third Avenue’s voting decisions. Under such circumstances, the Operations Department would provide a copy of the proxy material to the client reserving this right, along with TAM’s determination of how it plans vote the proxy, unless instructed otherwise by the client prior to the relevant deadline.

Conflicts of Interest

Should any portfolio manager, research analyst, member of senior management or anyone else at Third Avenue who may have direct or indirect influence on proxy voting decisions become aware of a potential or actual conflict of interest in voting a proxy or the appearance of a conflict of interest, that person shall bring the issue to Third Avenue’s General Counsel. Third Avenue’s General Counsel shall analyze each potential or actual conflict presented to determine materiality and shall document each situation and its resolution. When presented with an actual or potential conflict in voting a proxy, Third Avenue’s General Counsel shall address the matter using an appropriate method to assure that the proxy vote is free from any improper influence, by (1) determining that there is no conflict or that it is immaterial, (2) ensuring that Third Avenue votes in accordance with a predetermined policy, (3) following the published voting policy of Institutional Shareholder Services, (4) engaging an independent third party professional to vote the proxy or advise Third Avenue how to vote or (5) presenting the conflict to one or more of the clients involved and obtaining direction on how to vote.

Recordkeeping

Third Avenue shall maintain required records relating to votes cast, client requests for information and Third Avenue’s proxy voting policies and procedures in accordance with applicable law.

[1]	Advisers of certain mutual funds sub-advised by Third Avenue have retained their own authority to vote proxies.

Thompson, Siegel & Walmsley LLC

Proxy Voting Policy

Thompson, Siegel & Walmsley LLC (“TS&W”) has a fiduciary responsibility to its clients for voting proxies, where authorized, for portfolio securities, domestic and foreign, consistent with the best economic interests of its clients. TS&W maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about our firm’s proxy policies and practices in Form ADV Part II. Our policy and practice includes the responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest as well as making information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.

Background

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised.

Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser’s interests and those of its clients; (b) to disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser’s proxy voting activities when the adviser does have proxy voting authority.

Responsibility

TS&W’s Proxy Coordinator(s) have the responsibility for the organization and monitoring of our proxy voting policy, practices, and recordkeeping. Implementing and disclosure including outlining our voting guidelines in our procedures is the responsibility of the CCO/ACO. TS&W has retained the services of Institutional Shareholder Services, Inc. (“ISS”). ISS is a Registered Investment Adviser under the Investment Advisers Act of 1940. It is a leading provider of proxy voting and corporate governance services and serves more than 1700 institutions. ISS provides TS&W proxy proposal research and voting recommendations and votes accounts on TS&W’s behalf under the guidance of ISS’s standard voting guidelines. Those guidelines cover the following areas:

•	Operational Issues

•	Board of Directors

•	Proxy Contests

•	Anti-takeover Defenses and Voting Related Issues

•	Mergers and Corporate Restructurings

•	State of Incorporation

•	Capital Structure

•	Executive & Director Compensation

•	Equity Compensation Plans

•	Specific Treatment of Certain Award Types in Equity Plan Evaluations

•	Other Compensation Proposals & Policies

•	Shareholder Proposals on Compensation

•	Corporate Responsibility

•	Consumer Issues and Public Safety

•	Environment and Energy

•	General Corporate Issues

•	Labor Standards and Human Rights

•	Military Business

•	Workplace Diversity

•	Mutual Fund Proxies

TS&W’s proxy coordinator is responsible for monitoring ISS’s voting procedures on an ongoing basis. TS&W’s general procedures regarding the voting of proxies is as follows:

Procedure

TS&W has adopted various procedures and internal controls to review, monitor and ensure the firm’s Proxy Voting policy is observed, implemented properly and amended or updated, as appropriate, which include the following:

Voting Procedures

Upon timely receipt of proxy materials, ISS will automatically release vote instructions on client’s behalf as soon as custom research is completed. TS&W retains authority to override the votes (before cut-off date) if they disagree with the vote recommendation.

The Proxy Coordinator will monitor the voting process at ISS via Proxy Exchange website (ISS’s online voting and research platform). Records of which accounts are voted, how accounts are voted, and how many shares are voted are kept electronically with ISS.

For proxies not received at ISS, TS&W and ISS will make a best efforts attempt to receive ballots from the clients’ custodian.

TS&W will be responsible for account maintenance – opening and closing of accounts, transmission of holdings and account environment monitoring.

An Associate Portfolio Manager (proxy oversight representative) will keep abreast of any critical or exceptional events or events qualifying as a conflict of interest via ISS Proxy Exchange website and email. TS&W has the ability to override vote instructions and the Associate Portfolio Manager will consult with TS&W’s Investment Policy Committee or product managers in these types of situations.

All domestic and foreign security proxies are voted solely in the best interest of clients on a best efforts basis.

Proactive communication takes place via regular meetings with ISS’s Client Relations Team.

Disclosure

TS&W will provide conspicuously displayed information in its Disclosure Document summarizing this proxy voting policy and procedures, including a statement that clients may request information regarding how TS&W voted a client’s proxies, and that clients may request a copy of these policies and procedures.

Client Requests for Information

•	All client requests for information regarding proxy votes, or policies and procedures, received by any associate should be forwarded to the Proxy Coordinator(s).

•

In response to any request the Proxy Coordinator(s) will prepare a written response to the client with the information requested, and as applicable will include the name of the issuer, the proposal voted upon, and how TS&W voted the client’s proxy with respect to each proposal about which the client inquired.

Voting Guidelines

•

TS&W has a fiduciary responsibility under ERISA to vote ERISA Plan proxies unless the Plan directs otherwise. TS&W will vote proxies when directed by non-ERISA clients. In the absence of specific voting guidelines from the client and upon timely receipt of proxy materials from the custodian, ISS will vote proxies in the best interests of each particular client. ISS’s policy is to vote all proxies from a specific issuer the same way for each client, absent qualifying restrictions from a client. Clients are permitted to place reasonable restrictions on TS&W’s voting authority in the same manner that they may place such restrictions on the actual selection of account securities.

•

ISS will generally vote in favor of routine corporate housekeeping proposals such as the election of directors and selection of auditors absent conflicts of interest raised by auditors’ non-audit services.

•	ISS will generally vote against proposals that cause board members to become entrenched, reduce shareholder control over management or in some way diminish shareholders’ present or future value.

•	In reviewing proposals, ISS will further consider the opinion of management and the effect on management, and the effect on shareholder value and the issuer’s business practices.

•	A complete summary of ISS’s U.S. and International voting guidelines are available at: www.issgovernance.com/policy/2010/policy_information.

Conflicts of Interest

•

TS&W will identify any conflicts that exist between the interests of the adviser and each client by reviewing the relationship of TS&W with the issuer of each security to determine if TS&W or any of its associates has any financial, business or personal relationship with the issuer.

•

If a material conflict of interest exists, the CCO will disclose the conflict to the affected client(s), to give the client(s) an opportunity to vote the proxy. Otherwise, TS&W will instruct ISS to vote using ISS’s standard policy guidelines which are derived independently from TS&W.

•	TS&W will maintain a record of the voting resolution of any conflict of interest.

Practical Limitations Relating to Proxy Voting

TS&W makes a best effort to vote proxies. In certain circumstances it may be impractical or impossible for TS&W to do so. Identifiable circumstances include:

•	Limited Value: Where TS&W has concluded that to do so would have no identifiable economic benefit to the client-shareholder;

•	Unjustifiable Cost: When the costs of or disadvantages resulting from voting, in TS&W’s judgment, outweigh the economic benefits of voting;

•

Securities Lending: If securities are on loan at the record date, the client lending the security cannot vote the proxy. Because TS&W generally is not aware of when a security may be on loan, it does not have the opportunity to recall the security prior to the record date; and

•

Failure to receive proxy statements: TS&W may not be able to vote proxies in connection with certain holdings, most frequently for foreign securities, if it does not receive the account’s proxy statement in time to vote the proxy.

Recordkeeping

TS&W and/or ISS shall retain the following proxy records in accordance with the SEC’s five-year retention requirement:

•	These policies and procedures and any amendments;

•	Each proxy statement that ISS receives;

•	A record of each vote that ISS casts on behalf of TS&W;

•	Any document ISS created that was material to making a decision how to vote proxies, or that memorializes that decision; and

•	A copy of each written request from a client for information on how ISS voted such client’s proxies, and a copy of any written response.

Thornburg Investment Management, Inc.

THORNBURG INVESTMENT MANAGEMENT, INC. AND

THORNBURG INVESTMENT TRUST

POLICY ON PROXY VOTING

March 2010

Policy Objectives

This Policy has been adopted by Thornburg Investment Management, Inc. (“TIM”) and Thornburg Investment Trust (the “Trust”) to facilitate the voting of proxies relating to portfolio securities in what it perceives to be the best interests of persons for whom TIM performs investment management services and is authorized and required to vote or consider voting proxies.

The Trust has delegated to TIM the authority to vote proxies relating to its portfolio securities in accordance with this Policy.

This Policy is intended by TIM to constitute “written policies and procedures” as described in Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). This Policy is intended by the Trust to constitute proxy voting policies and procedures referred to in Item 13 of Form N-1A adopted under the Investment Company Act of 1940, as amended (the “Investment Company Act”).

Please see the Glossary of Terms for definitions of terms used in this Policy.

Voting Objectives

This Policy defines procedures for voting securities in each Account managed by TIM, for the benefit of and in the best interest of the Investment Client. The objective of voting a security in each case under this Policy is to seek to enhance the value of the security, or to reduce potential for a decline in the security’s value. This Policy does not prescribe voting requirements or specific voting considerations. Instead, this Policy provides procedures for assembling voting information and applying the informed expertise and judgment of TIM’s personnel on a timely basis in pursuit of the above stated voting objectives.

A further element of this Policy is that while voting on all issues presented should be considered, voting on all issues is not required by this Policy unless specifically directed or required by an Investment Client. Some issues presented for a vote of security holders may not be relevant to this Policy’s voting objectives, or it may not be reasonably possible to ascertain what effect, if any, a vote on a given issue may have on the value of an investment. Accordingly, unless an Investment Client requires TIM to vote all proxies with respect to securities in an Account, TIM may abstain from voting or decline a vote in those cases where there appears to be no relationship between the issue and the enhancement or preservation of an investment’s value. It is also important to the pursuit of the Policy’s voting objectives that TIM be able to substitute its judgment in any specific situation for a presumption in this Policy where strict adherence to the presumption could reasonably be expected by TIM, based upon the information then available (including but not limited to media and expert commentary and outside professional advice and recommendations sought by TIM on the issue), to be inconsistent with the objectives of this Policy. Accordingly, TIM understands that it may substitute its judgment in a specific voting situation described in the preceding sentence, except where explicitly prohibited by the Investment Client or this Policy.

TIM is not responsible for voting proxies relating to proxy materials that are not forwarded on a timely basis, nor does TIM control the setting of record dates, shareholder meeting dates, or the timing of distribution of proxy materials and ballots relating to shareholder votes. In addition, administrative matters beyond TIM’s control may at times prevent TIM from voting proxies in certain non-US markets (see “Voting Restrictions in Certain Non-US Markets,” below).

ERISA Accounts

Portfolio managers should recognize, in considering proxy votes for ERISA Accounts:

(a) Plan trustees are ordinarily responsible for voting securities held by a plan, unless the plan documents direct TIM or another person to vote the proxies.

(b) If TIM is delegated authority to vote proxies, voting may be subject to specific written guidelines issued by the plan’s trustees or other officials.

(c) TIM may not delegate authority to vote proxies, unless the plan documents or other written agreement expressly permit delegation.

Proxy Voting Coordinator

The President shall appoint a Proxy Voting Coordinator. The Proxy Voting Coordinator shall discharge the following functions in effectuating this Policy:

(a) Collecting and assembling proxy statements and other communications pertaining to proxy voting, together with proxies or other means of voting or giving voting instructions, and providing those materials to the appropriate portfolio managers to permit timely voting of proxies;

(b) Collecting recommendations, analysis, commentary and other information respecting subjects of proxy votes, from service providers engaged by TIM and other services specified by portfolio managers, and providing this information to the President or the appropriate portfolio managers to permit evaluation of proxy voting issues;

(c)	Providing to appropriate portfolio managers any specific voting instructions from Investment Clients;

(d) Collecting proxy votes or instructions from portfolio managers, and transmitting the votes or instructions to the appropriate custodians, brokers, nominees or other persons (which may include proxy voting services or agents engaged by TIM);

(e) Accumulating Voting Results as set forth in this Policy (which may be performed by proxy voting services or agents engaged by TIM and transmitting or arranging for the transmission of that information in accordance with “Communicating Votes,” below; and The Proxy Voting Coordinator may, with the President’s approval, delegate any portion or all of any one or more of these functions to one or more other individuals employed by TIM. Any portion or all of any one or more of these functions may be performed by service providers engaged by TIM.

Assembling Voting Information

The Proxy Voting Coordinator shall obtain proxy statements and other communications pertaining to proxy voting, together with proxies or other means of voting or giving voting instructions to custodians, brokers, nominees, tabulators or others in a manner to permit voting on relevant issues in a timely manner. TIM may engage service providers and other third parties to assemble this information, digest or abstract the information where necessary or desirable, and deliver it to the portfolio managers or others to evaluate proxy voting issues.

Portfolio Managers

The portfolio manager responsible for management of a specific Account is responsible for timely voting (or determining not to vote in appropriate cases) proxies relating to securities in the Account in accordance with this Policy. The President may exercise this authority in any instance. The portfolio manager or President may delegate voting responsibilities to one or more other portfolio managers or other individuals. Persons exercising voting authority under this paragraph are authorized to consider voting recommendations and other information and analysis from service providers (including proxy voting services) engaged by TIM.

Accumulating Voting Results

The Proxy Voting Coordinator is responsible for accumulating the following information as to each matter relating to a portfolio security held by any Account, considered at any shareholder meeting, and with respect to which the Account was entitled to vote:

(a) The name of the issuer of the portfolio security;

(b) The exchange ticker symbol of the portfolio security;

(c) The CUSIP number for the portfolio security;

(d) The shareholder meeting date;

(e) A brief identification of the matter voted on;

(g) Whether a vote was cast on the matter;

(h) How we cast the vote (e.g., “for,” “against,” “abstain,” or “withhold regarding election of directors”); and

(i) Whether we cast the vote for or against management.

TIM may use third party service providers to record and cumulate the foregoing information. The Proxy Voting Coordinator may, with the President’s approval, delegate any portion or all of these functions to one or more other individuals employed by TIM.

Resolution of Conflicts of Interest

In any case where a portfolio manager determines that a proxy vote involves an actual Conflict of Interest, and the proxy vote relates to the election of a director in an uncontested election or ratification of selection of independent accountants, the portfolio manager shall vote the proxy in accordance with the recommendation of any proxy voting service engaged by TIM. If no such recommendation is available, or if the proxy vote involves any other matters, the portfolio manager shall immediately refer the vote to the Investment Client (or in the case of any Investment Company as to which TIM is the adviser or subadviser and is authorized to vote proxies, to the chairman of its audit committee) for direction on the voting of the proxy or consent to vote in accordance with the portfolio manager’s recommendation. In all cases where such a vote is referred to the Investment Client, TIM shall disclose the Conflict of Interest to the Investment Client.

Communicating Votes

The Proxy Voting Coordinator shall (i) communicate to TIM’s fund accounting department proxy voting information respecting votes on portfolio securities held by Investment Clients which are Investment Companies, sufficient to permit fund accounting to prepare Form N-PX filings for the Investment Companies; and (ii) provide in writing to any Investment Client requesting information on voting of proxies with respect to portfolio securities, the information described under the caption “Accumulating Voting Results,” for the period or periods specified by the Investment Client. If the information requested by the Investment Client pertains to a period which is not readily available, or is not described above under the caption “Accumulating Voting Results,” the Proxy Voting Coordinator will confer with the Chief Compliance Officer. The Proxy Voting Coordinator may, with the President’s approval, delegate any portion or all of this function to one or more individuals employed by TIM. TIM may engage one or more service providers to facilitate timely communication of proxy votes.

Record of Voting Delegation

The Proxy Voting Coordinator shall maintain a list of all Accounts, with a specification as to each Account whether or not TIM is authorized to vote proxies respecting the Account’s portfolio securities.

Comment on Voting

It is the Policy of TIM not to comment on specific proxy votes with respect to securities in an Account in response to inquiries from persons who are not specifically authorized representatives as to the Account. Attention is directed in this regard to the Thornburg Investment Management Internal Confidentiality and Privacy Protection Policy and the Thornburg Investment Trust Policy and Procedures for Disclosure of Portfolio Securities Holdings, as in effect from time to time. Customer service representatives and other persons who may receive such inquiries should advise persons presenting the inquiries that TIM does not comment on proxy voting, and that as to Investment Companies for which TIM is required to disclose proxy votes, the information is available on the Investment Company’s website and filed with the SEC. The President may authorize comments in specific cases, in his discretion.

Joining Insurgent or Voting Committees

It is the policy of TIM, for itself and the Accounts, not to join any insurgent or voting committee or similar group. The President may approve participation in any such committee or group in his discretion, and shall advise the authorized representatives for the Account of any such action.

Social Issues

It is the presumption of this Policy that proxies shall not be voted on Social Issues. The President may approve voting of any security in an Account on any Social Issue.

Voting Restrictions in Certain Non-US Markets

Proxy voting in certain countries requires “share blocking.” During this blocking period, shares that will be voted at the meeting may not be sold until the meeting has taken place and the shares are returned to the Investment Clients’ custodian banks. TIM may choose not to vote an Investment Client’s shares in a share blocking market if TIM believes that the benefit to the Investment Client of being able to sell the shares during this share blocking period outweighs the benefit of exercising the vote. TIM will exercise its judgment in the voting condition described above while adhering to Investment Client instructions and this policy.

Certain non-US markets require that TIM provide a power of attorney to give local agents authority to carry out TIM’s voting instructions. The duration of a power of attorney varies depending on the market. While TIM may seek to provide the requisite power of attorney in each instance where TIM is exercising its voting authority, TIM may at times be unable to provide the power of attorney. Failure to provide an effective power of attorney in a particular non-US market may prevent TIM from being able to vote an Investment Client’s shares in that market.

Annual Review of Policy Function

Pursuant to the review requirements of Rule 206(4)-7 under the Advisers Act and Rule 38a-1 under the Investment Company Act, the Chief Compliance Officer, or a Designated Compliance Officer, shall conduct a periodic review, no less often than annually, which shall comprise the following elements:

(a) Review a sample of the record of voting delegation maintained by the Proxy Voting Coordinator against Voting Results to determine if TIM is exercising its authority to vote proxies on portfolio securities held in the selected Accounts;

(b) Request and review voting data to determine if timely communication of proxy votes is reasonably accomplished during the period reviewed;

(c) Meet with the Proxy Voting Coordinator to review the voting of proxies, communication of proxy votes, accumulation of Voting Results and the general functioning of this Policy;

(d) Evaluate the performance of any proxy voting services or agents employed by TIM, including whether or not the service or agent maintains its independence with respect to companies the securities of which are the subject of voting recommendations, information or analysis from the service or agent; and

(e) Prepare written reports respecting the foregoing items to the President, the Trustees of the Trust, and any Investment Company Clients for which such a report is required.

Recordkeeping

The Proxy Voting Coordinator shall maintain the following records:

(a)	Copies of this Policy as from time to time revised or supplemented;

(b) A copy of each proxy statement that TIM receives regarding Investment Client securities. In maintaining a record of proxy statements referred to in this item, the Proxy Voting Coordinator may rely on obtaining copies from the Securities and Exchange Commission’s EDGAR system;

(c)	Voting Results for each Investment Client;

(d) A copy of any document created by TIM that was material to making a decision how to vote proxies on behalf of an Investment Client or that memorializes the basis for that decision;

(e) A copy of each written Investment Client request for information on how TIM voted proxies on behalf of the Investment Client, and a copy of any written response by TIM to any (written or oral) Investment Client request for information on how TIM voted proxies on behalf of the requesting Investment Client;

(f)	Communications to Investment Clients respecting Conflicts of Interest; and

The Chief Compliance Officer shall maintain the following records:

(a)	All written reports arising from annual reviews of policy function.
(b)	Chronological record of proxy voting records reviewed by quarter.

The Proxy Voting Coordinator and Chief Compliance Officer shall maintain and preserve the foregoing records in an easily accessible place for a period of not less than five years (the first two years in TIM’s offices) from the end of the fiscal year of TIM during which the last entry was made on the record. The President may authorize the Proxy Voting Coordinator to engage one or more service providers to perform any portion of this recordkeeping function provided (1) the function is performed in compliance with then applicable governmental regulations, and (2) each service provider provides a written undertaking to furnish the records to TIM promptly upon request.

Glossary of Terms

“Account” means any discrete account or portfolio as to which TIM has discretionary investment authority. An Investment Client may have multiple Accounts. Each series of any Investment Company as to which TIM is the adviser or subadviser is an Account.

“Chief Compliance Officer” means the Chief Compliance Officer of TIM.

“Conflict of Interest” means as to any Account, any conflict between a pecuniary interest of TIM or any affiliate, and the duties of TIM to the Investment Client who is the owner of the Account.

“ERISA” means the Employee Retirement Income Security Act of 1975, as amended. Reference to an “ERISA Account” means an account for an employee benefit plan governed by ERISA.

“Investment Client” means any person with whom TIM has a contract to perform discretionary investment management services, including a series of an Investment Company, and for whom TIM is authorized by the contract or required by applicable law to vote or consider voting securities in the Investment Client’s Account.

“Investment Company” means a company registered as such under the Investment Company Act.

“President” means the president of TIM, or in the event of his unavailability any individual who is a vice president and managing director of TIM.

“Proxy Voting Coordinator” means the individual appointed from time to time by the President to perform the proxy voting coordination functions described in this Policy.

“Social Issues” means any issue presented for a vote of holders of any security which is held in an Account, which may reasonably be interpreted as (i) unrelated in any substantial respect to the voting objectives of this Policy, and (ii) intended to promote directly or indirectly the interests of persons who are not holders of the security.

“TIM” means Thornburg Investment Management, Inc.

“Voting Results” means the specific information described under the caption “Accumulating Voting Results.”

Transamerica Asset Management, Inc.

PROXY VOTING POLICIES AND PROCEDURES (“TAM Proxy Policy”)

I.	Purpose

The TAM Proxy Policy is adopted in accordance with Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Advisers Act”) and TAM’s fiduciary and other duties to its clients. The purpose of the TAM Proxy Policy is to ensure that where TAM exercises proxy voting authority with respect to client securities it does so in the best interests of the client, and that Sub-Advisers (as defined below) to TAM clients exercise voting authority with respect to TAM client securities in accordance with policies and procedures adopted by the Sub-Advisers under Rule 206(4)-6 and approved by the TAM client.

II.	TAM’s Advisory Activities

TAM acts as investment adviser to Transamerica Funds, Transamerica Income Shares, Inc., Transamerica Partners Portfolios, Transamerica Asset Allocation Variable Funds, The Transamerica Partners Funds Group, The Transamerica Partners Funds Group II and Transamerica Series Trust (collectively, the “Funds”). For most of the investment portfolios comprising the Funds, TAM has delegated day-to-day management of the portfolio, including the authority to buy, sell, or hold securities in the portfolio and to exercise proxy voting authority with respect to those securities, to one or more investment sub-advisers, pursuant to sub-advisory agreements entered into between TAM and each sub-adviser (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”) and approved by the Board of Trustees/Directors of the client Fund (the “Board”). TAM serves as a “manager of managers” with respect to the Sub-Advisers and monitors their activities in accordance with the terms of an exemptive order granted by the Securities and Exchange Commission (Release No. IC-23379, August 5, 1998).

III.	Summary of the TAM Proxy Policy

TAM delegates the responsibility to exercise voting authority with respect to securities held in the Funds’ portfolios for which one or more Sub-Advisers has been retained to the Sub-Adviser(s) for each such portfolio, in accordance with each applicable Sub-Adviser Proxy Policy (as defined below). TAM will collect and review each Sub-Adviser Proxy Policy, together with a certification from the Sub-Adviser that the Sub-Adviser Proxy Policy complies with Rule 206(4)-6, and submit these materials to the Board for approval. In the event that TAM is called upon to exercise voting authority with respect to client securities, TAM generally will vote in accordance with the recommendation of Institutional Shareholder Services, Inc. (“ISS”) or another qualified independent third party, except that if TAM believes the recommendation would not be in the best interest of the relevant portfolio and its shareholders, TAM will consult the Board of the relevant Fund (or a Committee of the Board) and vote in accordance with instructions from the Board or Committee.

IV.	Delegation of Proxy Voting Authority to Sub-Advisers

TAM delegates to each Sub-Adviser the responsibility to exercise voting authority with respect to securities held by the portfolio(s), or portion thereof, managed by the Sub-Adviser. Each Sub-Adviser is responsible for monitoring, evaluating and voting on all proxy matters with regard to investments the Sub-Adviser manages for the Funds in accordance with the Sub-Adviser’s proxy voting policies and procedures adopted to comply with Rule 206(4)-6 (each, a “Sub-Adviser Proxy Policy” and collectively, the “Sub-Adviser Proxy Policies”).

V.	Administration, Review and Submission to Board of Sub-Adviser Proxy Policies

A.	Appointment of Proxy Administrator

TAM will appoint an officer to be responsible for collecting and reviewing the Sub-Adviser Proxy Policies and carrying out the other duties set forth herein (the “Proxy Administrator”).

B.	Initial Review

1.	The Proxy Administrator will collect from each Sub-Adviser:

a)            its Sub-Adviser Proxy Policy;

b)            a certification from the Sub-Adviser that (i) its Sub-Adviser Proxy Policy is reasonably designed to ensure that the Sub-Adviser votes client securities in the best interest of clients, and that the Sub-Adviser Proxy Policy includes an explanation of how the Sub-Adviser addresses material conflicts that may arise between the Sub-Adviser’s interests and those of its clients, (ii) the Sub-Adviser Proxy Policy has been adopted in accordance with Rule 206(4)-6, and (iii) the Sub-Adviser Proxy Policy complies the terms of Rule 206(4)-6; and

c)            a summary of the Sub-Adviser Proxy Policy suitable for inclusion in the client Fund’s registration statement, in compliance with Item 13(f) of Form N-1A, and a certification to that effect.

2.

The Proxy Administrator will review each Sub-Adviser Proxy Policy with a view to TAM making a recommendation to the Board. In conducting its review, TAM recognizes that the Securities and Exchange Commission has not adopted specific policies or procedures for advisers, or provided a list of approved procedures, but has left advisers the flexibility to craft policies and procedures suitable to their business and the nature of the conflicts they may face. As a consequence, Sub-Adviser Proxy Policies are likely to differ widely. Accordingly, the Proxy Administrator’s review of the Sub-Adviser Proxy Policies will be limited to addressing the following matters:

a) whether the Sub-Adviser Proxy Policy provides that the Sub-Adviser votes solely in the best interests of clients;

b) whether the Sub-Adviser Proxy Policy includes a description of how the Sub-Adviser addresses material conflicts of interest that may arise between the Sub-Adviser or its affiliates and its clients; and

c) whether the Sub-Adviser Proxy Policy includes both general policies and procedures as well as policies with respect to specific types of issues (for this purpose general policies include any delegation to a third party, policies relating to matters that may substantially affect the rights or privileges of security holders, and policies regarding the extent of weight given to the view of the portfolio company management; specific issues include corporate governance matters, changes to capital structure, stock option plans and other management compensation issues, and social corporate responsibility issues, among others).

3.

The Proxy Administrator will review the certification provided pursuant to paragraph 1(b) above for completeness, and will review the summary provided pursuant to paragraph 1(c) above for compliance with the requirements of Form N-1A.

4.

TAM will provide to the Board (or a Board Committee), the materials referred to in Section V.B.1. and a recommendation pursuant to the Proxy Administrator’s review of the Sub-Adviser Proxy Policy provided for in Section V.B.2.

5.	TAM will follow the same procedure in connection with the engagement of any new Sub-Adviser.

C.	Subsequent Review

TAM will request that each Sub-Adviser provide TAM with prompt notice of any material change in its Sub-Adviser Proxy Policy. TAM will report any such changes at the next quarterly Board meeting of the applicable Fund. No less frequently than once each calendar year, TAM will request that each Sub-Adviser provide TAM with its current Sub-Adviser Proxy Policy, or certify that there have been no material changes to its Sub-Adviser Proxy Policy or that all material changes have been previously provided for review by TAM and approval by the relevant Board(s), and that the Sub-Adviser Proxy Policy continues to comply with Rule 206(4)-6.

D.	Record of Proxy Votes Exercised by Sub-Adviser

The Proxy Administrator, or a third party as permitted by regulations issued by the Securities and Exchange Commission (such as ISS), will maintain a record of any proxy votes (including the information called for in Items 1(a) through (i) of Form N-PX) exercised by the Sub-Adviser on behalf of a portfolio of the Funds. The Proxy Administrator, or a third party as permitted by regulations issued by the Securities and Exchange Commission (such as ISS), will maintain a complete proxy voting record with respect to each Fund. If TAM utilizes the services of a third party for maintaining the records above specified, TAM shall obtain an undertaking from the third party that it will provide the records promptly upon request.

VI.	TAM Exercise of Proxy Voting Authority

A.	Use of Independent Third Party

If TAM is called upon to exercise voting authority on behalf of a Fund client, TAM will vote in accordance with the recommendations of ISS or another qualified independent third party (the “Independent Third Party”), provided that TAM agrees that the voting recommendation issued by the Independent Third Party reflects the best interests of the relevant portfolio and its shareholders.

B.	Conflict with View of Independent Third Party

If, in its review of the Independent Third Party recommendation, TAM believes that the recommendation is not in the best interests of the Fund client, TAM will submit to the Board (or a Board Committee) its reasons for disagreeing with the Independent Third Party, as well as full disclosure of any conflict of interest between TAM or its affiliates and the Fund in connection with the vote, and seek consent of the Board (or Committee) with respect to TAM’s proposed vote.

C.	Asset Allocation Portfolios

For any asset allocation portfolio managed by TAM and operated, in whole or in part, as a “fund of funds”, TAM will vote proxies in accordance with the recommendations of the Board(s) of the Fund(s). If any such asset allocation portfolio holds shares of a registered investment company that is not a portfolio of a Fund, TAM will seek Board (or Committee) consent with respect to TAM’s proposed vote in accordance with the provisions of Section VI.B.

VII.	Conflicts of Interest Between TAM or Its Affiliates and the Funds

The TAM Proxy Voting Policy addresses material conflicts that may arise between TAM or its affiliates and the Funds by, in every case where TAM exercises voting discretion, either (i) providing for voting in accordance with the recommendation of the Independent Third Party or Board(s); or (ii) obtaining the consent of the Board (or a Board Committee) with full disclosure of the conflict.

VIII.	Recordkeeping

A.	Records Generally Maintained

In accordance with Rule 204-2(c)(2) under the Advisers Act, the Proxy Administrator shall cause TAM to maintain the following records:

1.	the TAM Proxy Voting Policy; and
2.	records of Fund client requests for TAM proxy voting information.

B.	Records for TAM Exercise of Proxy Voting Authority

In accordance with Rule 204-2(c)(2) under the Advisers Act, if TAM exercises proxy voting authority pursuant to Section VI above, TAM, or a third party as permitted by regulations issued by the Securities and Exchange Commission (such as ISS), shall make and maintain the following records:

1.	proxy statements received regarding matters it has voted on behalf of Fund clients;
2.	records of votes cast by TAM; and
3.	copies of any documents created by TAM that were material to deciding how to vote proxies on behalf of Fund clients or that memorialize the basis for such a decision.

If TAM utilizes the services of a third party for maintaining the records above specified, TAM shall obtain an undertaking from the third party that it will provide the records promptly upon request.

C.	Records Pertaining to Sub-Adviser Proxy Policies

The Proxy Administrator will cause TAM and/or a third party as permitted by regulations issued by the Securities and Exchange Commission (such as ISS), to maintain the following records:

1.	each Sub-Adviser Proxy Policy; and
2.	the materials delineated in Article V above.

If TAM utilizes the services of a third party for maintaining the records above specified, TAM shall obtain an undertaking from the third party that it will provide the records promptly upon request.

D.	Time Periods for Record Retention

All books and records required to maintain under this Section VIII will be maintained in an easily accessible place for a period of not less than five years from the end of the fiscal year during which the last entry was made on the record, the first two years in an appropriate office of TAM.

IX.	Provision of TAM Proxy Policy to Fund Clients

The Proxy Administrator will provide each Fund’s Board (or a Board Committee) a copy of the TAM Proxy Policy at least once each calendar year.

Last Revised: November 13, 2009

UBS Global Asset Management Americas Inc.

The following is a summary of UBS Global Asset Management (Americas) Inc.’s (“UBS”) proxy voting policy.

The proxy voting policy of UBS is based on its belief that voting rights have economic value and should be treated accordingly. Generally, UBS expects the boards of directors of companies issuing securities held by its clients to act in the service of the shareholders, view themselves as stewards of the company, exercise good judgment and practice diligent oversight of the management of the company. While there is no absolute set of rules that determine appropriate corporate governance under all circumstances and no set of rules will guarantee ethical behavior, there are certain principles, which provide evidence of good corporate governance. UBS may delegate to an independent proxy voting and research service the authority to exercise the voting rights associated with certain client holdings. Any such delegation shall be made with the direction that the votes be exercised in accordance with UBS proxy voting policy.

When UBS’s view of a company’s management is favorable, UBS generally supports current management initiatives. When UBS’s view is that changes to the management structure would probably increase shareholder value, UBS may not support existing management proposals. In general, UBS generally exercises voting rights in accordance with the following principles: (1) with respect to board structure, (a) the roles of chairman and chief executive generally should be separated, (b) board members should have appropriate and diverse experience and be capable of providing good judgment and diligent oversight of management of the company, and (c) the board should include executive and non-executive members and the non-executive members should provide a challenging, but generally supportive environment; and (2) with respect to board responsibilities, (a) the whole board should be fully involved in endorsing strategy and in all major strategic decisions, and (b) the board should ensure that, among other things, at all times the interests of executives and shareholders are aligned and the financial audit is independent and accurate. In addition, UBS focuses on the following areas of concern when voting its clients’ securities: economic value resulting from acquisitions or disposals; operational performance; quality of management; independent board members not holding management accountable; quality of internal controls; lack of transparency; inadequate succession planning; poor approach to social responsibility; inefficient management structure; and corporate activity designed to frustrate the ability of shareholders to hold the board accountable or realize the maximum value of their investment. UBS exercises its voting rights in accordance with overarching rationales outlined by its proxy voting policies and procedures that are based on the principles described above.

UBS has implemented procedures designed to identify whether it has a conflict of interest in voting a particular proxy proposal, which may arise as a result of its or its affiliates’ client relationships, marketing efforts or banking, investment banking and broker/dealer activities. To address such conflicts, UBS has imposed information barriers between it and its affiliates who conduct banking, investment banking and broker/dealer activities and has implemented procedures to prevent business, sales and marketing issues from influencing its proxy votes. Whenever UBS is aware of a conflict with respect to a particular proxy, UBS Corporate Governance Committee is required to review and resolve the manner in which such proxy is voted.

Water Island Capital, LLC

PROXY VOTING POLICIES AND PROCEDURES

Water Island Capital, LLC intends to exercise a voice on behalf of its shareholders and clients in matters of corporate governance through the proxy voting process. We take our fiduciary responsibilities very seriously and believe the right to vote proxies is a significant asset of shareholders and clients. We exercise our voting responsibilities as a fiduciary, solely with the goal of maximizing the value of our shareholders’ and clients’ investments.

Water Island Capital, LLC has the responsibility of overseeing voting policies and decisions. Our proxy voting principles are summarized below, with specific examples of voting decisions for the types of proposals that are most frequently presented:

GENERAL POLICY FOR VOTING PROXIES

We will vote proxies solely in the interests of our clients. Any conflict of interest must be resolved in the way that will most benefit our clients. Since the quality and depth of management is a primary factor considered when investing in a company, we give substantial weight to the recommendation of management on any issue. However, we will consider each issue on its own merits, and the position of a company’s management will not be supported in any situation where it is found not to be in the best interests of our clients. Proxy voting, absent any unusual circumstances or conflicts of interest, will be conducted in accordance with the procedures set forth below.

CONFLICTS OF INTEREST

Water Island Capital, LLC recognizes that under certain circumstances it may have a conflict of interest in voting proxies on behalf of its clients. Such circumstances may include, but are not limited to, situations where Water Island Capital, LLC or one or more of its affiliates, including officers, directors and employees, has or is seeking a client relationship with the issuer of the security that is the subject of the proxy vote. Water Island Capital, LLC shall periodically inform its employees that they are under an obligation to be aware of the potential for conflicts of interest on the part of Water Island Capital, LLC with respect to voting proxies on behalf of clients, both as a result of the employee’s personal relationships and due to circumstances that may arise during the conduct of Water Island Capital, LLC ‘s business, and to bring conflicts of interest of which they become aware to the attention of the Proxy Manager. Water Island Capital, LLC shall not vote proxies relating to such issuers on behalf of its client accounts until it has determined that the conflict of interest is not material or a method of resolving such conflict of interest has been agreed upon by the Audit Committee. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence Water Island Capital, LLC ‘s decision-making in voting a proxy. Materiality determinations will be based upon an assessment of the particular facts and circumstances. If the Proxy Manager determines that a conflict of interest is not material, Water Island Capital, LLC may vote proxies notwithstanding the existence of a conflict. If the conflict of interest is determined to be material, the conflict shall be disclosed to the Audit Committee and Water Island Capital, LLC shall follow the instructions of the Audit Committee. The Proxy Manager shall keep a record of all materiality decisions and report them to the Audit Committee on a quarterly basis.

ELECTION OF THE BOARD OF DIRECTORS

We believe that good governance starts with an independent board, unfettered by significant ties to management, all of whose members are elected annually. In addition, key board committees should be entirely independent.

We will generally support the election of directors that result in a board made up of a majority of independent directors.

We will hold directors accountable for the actions of the committees on which they serve. For example, we will withhold votes for nominees who serve on the compensation committee if they approve excessive compensation arrangements or propose equity-based compensation plans that unduly dilute the ownership interests of stockholders.

We will support efforts to declassify existing boards. We will vote against efforts by companies to adopt classified board structures, or impose “poison pills” on its shareholders or adopt multiple classes of stock.

APPROVAL OF INDEPENDENT AUDITORS

We believe that the relationship between the company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that do not, in the aggregate, impair independence.

EQUITY-BASED COMPENSATION PLANS

We believe that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of long-term shareholders and the interests of management, employees, and directors. Conversely, we are opposed to plans that substantially dilute our clients’ ownership interest in the company, provide participants with excessive awards, or have inherently objectionable structural features.

We will generally vote against plans where total potential dilution (including all equity-based plans) exceeds 10% of shares outstanding.

We will generally vote against plans if annual option grants have exceeded 2% of shares outstanding.

These total and annual dilution thresholds are guidelines, not ceilings, and when assessing a plan’s impact on our shareholdings we consider other factors such as the nature of the industry and size of the company.

We will vote against plans that have any of the following structural features:

•	Ability to re-price underwater options

•	Ability to issue options with an exercise price below the stock’s current market price.

•	Ability to issue reload options.

•	Automatic share replenishment (“evergreen”) feature.

We will support measures intended to increase long-term stock ownership by executives. These may include:

•	Requiring senior executives to hold a minimum amount of stock in the company (frequently expressed as a certain multiple of the executive’s salary).

•	Requiring stock acquired through option exercise to be held for a certain period of time.

•	Using restricted stock grants instead of options.

To this end, we support expensing the fair value of option grants because it substantially eliminates their preferential financial statement treatment vis-a-vis stock grants, furthering our case for increased ownership by corporate leaders and employees.

We will support the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value.

CORPORATE STRUCTURE AND SHAREHOLDER RIGHTS

We believe that shareholders should have voting power equal to their equity interest in the company and should be able to approve (or reject) changes to the corporation’s by-laws by a simple majority vote.

We will support proposals to remove super-majority (typically from 66.7% to 80%) voting requirements for certain types of proposals. We will vote against proposals to impose super-majority requirements.

We will vote for proposals to lower barriers to shareholder action (e.g., limited rights to call special meetings, limited rights to act by written consent).

We will vote against proposals for a separate class of stock with disparate voting rights.

We will generally vote for proposals to subject shareholder rights plans (“poison pills”) to a shareholder vote. In evaluating these plans, we will be more likely to support arrangements with short-term (less than 3 years) sunset provisions, qualified bid/permitted offer provisions (“chewable pills”) and/or mandatory review by a committee of independent directors at least every three years (so-called “TIDE” provisions).

CORPORATE AND SOCIAL POLICY ISSUES

We believe that “ordinary business matters” are primarily the responsibility of management and should be approved solely by the corporation’s board of directors. Proposals in this category, initiated primarily by shareholders, typically request that the company disclose or amend certain business practices.

We generally vote against these types of proposals, though we may make exceptions in certain instances where we believe a proposal has substantial economic implications.

PROXY VOTING PROCESS

Proxy voting is subject to the supervision of the Chief Compliance Officer. Reasonable efforts will be made to obtain proxy materials and to vote in a timely fashion. Records will be maintained regarding the voting of proxies under these policies and procedures.

Wellington Management Company, LLP

Introduction         Upon a client’s written request, Wellington Management Company, LLP (“Wellington Management”) votes securities that are held in the client’s account in response to proxies solicited by the issuers of such securities. Wellington Management established these Global Proxy Voting Guidelines to document positions generally taken on common proxy issues voted on behalf of clients.

These guidelines are based on Wellington Management’s fiduciary obligation to act in the best economic interest of its clients as shareholders. Hence, Wellington Management examines and votes each proposal so that the long-term effect of the vote will ultimately increase shareholder value for our clients. Because ethical considerations can have an impact on the long-term value of assets, our voting practices are also attentive to these issues and votes will be cast against unlawful and unethical activity. Further, Wellington Management’s experience in voting proposals has shown that similar proposals often have different consequences for different companies. Moreover, while these Global Proxy Voting Guidelines are written to apply globally, differences in local practice and law make universal application impractical. Therefore, each proposal is evaluated on its merits, taking into account its effects on the specific company in question, and on the company within its industry. It should be noted that the following are guidelines, and not rigid rules, and Wellington Management reserves the right in all cases to vote contrary to guidelines where doing so is judged to represent the best economic interest of its clients.

Following is a list of common proposals and the guidelines on how Wellington Management anticipates voting on these proposals. The “(SP)” after a proposal indicates that the proposal is usually presented as a Shareholder Proposal.

Voting Guidelines	Composition and Role of the Board of Directors
☐ Election of Directors:	Case-by-Case

We believe that shareholders’ ability to elect directors annually is the most important right shareholders have. We generally support management nominees, but will withhold votes from any director who is demonstrated to have acted contrary to the best economic interest of shareholders. We may also withhold votes from directors who failed to implement shareholder proposals that received majority support, implemented dead-hand or no-hand poison pills, or failed to attend at least 75% of scheduled board meetings.

☐ Classify Board of Directors: We will also vote in favor of shareholder proposals seeking to declassify boards.	Against

☐ Adopt Director Tenure/Retirement Age (SP):	Against

☐ Adopt Director & Officer Indemnification:	For

We generally support director and officer indemnification as critical to the attraction and retention of qualified candidates to the board. Such proposals must incorporate the duty of care.

☐ Allow Special Interest Representation to Board (SP):	Against
☐ Require Board Independence:	For

We believe that, in the absence of a compelling counter-argument or prevailing market norms, at least 65% of a board should be comprised of independent directors, with independence defined by the local market regulatory authority. Our support for this level of independence may include withholding approval for non-independent directors, as well as votes in support of shareholder proposals calling for independence.

☐ Require Key Board Committees to be Independent.	For

Key board committees are the Nominating, Audit, and Compensation Committees. Exceptions will be made, as above, in respect of local market conventions.

☐ Require a Separation of Chair and CEO or Require a Lead Director:	For

☐ Approve Directors’ Fees:	For

☐ Approve Bonuses for Retiring Directors:	Case-by-Case

☐ Elect Supervisory Board/Corporate Assembly:	For

☐ Elect/Establish Board Committee:	For

☐ Adopt Shareholder Access/Majority Vote on Election of Directors (SP):	Case-by-Case

We believe that the election of directors by a majority of votes cast is the appropriate standard for companies to adopt and therefore generally will support those proposals that seek to adopt such a standard. Our support for such proposals will extend typically to situations where the relevant company has an existing resignation policy in place for directors that receive a majority of “withhold” votes. We believe that it is important for majority voting to be defined within the company’s charter and not simply within the company’s corporate governance policy.

Generally we will not support proposals that fail to provide for the exceptional use of a plurality standard in the case of contested elections. Further, we will not support proposals that seek to adopt a majority of votes outstanding (i.e., total votes eligible to be cast as opposed to actually cast) standard.

Management Compensation

☐ Adopt/Amend Stock Option Plans:	Case-by-Case

☐ Adopt/Amend Employee Stock Purchase Plans:	For

☐ Approve/Amend Bonus Plans:	Case-by-Case

In the US, Bonus Plans are customarily presented for shareholder approval pursuant to Section 162(m) of the Omnibus Budget Reconciliation Act of 1992 (“OBRA”). OBRA stipulates that certain forms of compensation are not tax-deductible unless approved by shareholders and subject to performance criteria. Because OBRA does not prevent the payment of subject compensation, we generally vote “for” these proposals. Nevertheless, occasionally these proposals are presented in a bundled form seeking 162 (m) approval and approval of a stock option plan. In such cases, failure of the proposal prevents the awards from being granted. We will vote against these proposals where the grant portion of the proposal fails our guidelines for the evaluation of stock option plans.

☐ Approve Remuneration Policy:	Case-by-Case

☐ To approve compensation packages for named executive Officers:	Case-by-Case

☐ To determine whether the compensation vote will occur every 1, 2 or 3 years:	Case-by-Case
Every 3 years, unless specific compensation concerns exist that would warrant an annual advisory vote

☐ Exchange Underwater Options:	Case-by-Case
We may support value-neutral exchanges in which senior management is ineligible to participate.

☐ Eliminate or Limit Severance Agreements (Golden Parachutes):	Case-by-Case

We will oppose excessively generous arrangements, but may support agreements structured to encourage management to negotiate in shareholders’ best economic interest.

☐ To approve golden parachute arrangements in connection with certain corporate transactions:	Case-by-Case

☐ Shareholder Approval of Future Severance Agreements Covering Senior Executives (SP):	Case-by-Case

We believe that severance arrangements require special scrutiny, and are generally supportive of proposals that call for shareholder ratification thereof. But, we are also mindful of the board’s need for flexibility in recruitment and retention and will therefore oppose limitations on board compensation policy where respect for industry practice and reasonable overall levels of compensation have been demonstrated.

☐ Expense Future Stock Options (SP):	For

☐ Shareholder Approval of All Stock Option Plans (SP):	For

☐ Disclose All Executive Compensation (SP):	For

Reporting of Results

☐ Approve Financial Statements:	For

☐ Set Dividends and Allocate Profits:	For

☐ Limit Non-Audit Services Provided by Auditors (SP):	Case-by-Case

We follow the guidelines established by the Public Company Accounting Oversight Board regarding permissible levels of non-audit fees payable to auditors.

☐ Ratify Selection of Auditors and Set Their Fees:	Case-by-Case

We will generally support management’s choice of auditors, unless the auditors have demonstrated failure to act in shareholders’ best economic interest.

☐ Elect Statutory Auditors:	Case-by-Case

☐ Shareholder Approval of Auditors (SP):	For

Shareholder Voting Rights

☐ Adopt Cumulative Voting (SP):	Against

We are likely to support cumulative voting proposals at “controlled” companies (i.e., companies with a single majority shareholder), or at companies with two-tiered voting rights.

☐ Shareholder Rights Plans	Case-by-Case

Also known as Poison Pills, these plans can enable boards of directors to negotiate higher takeover prices on behalf of shareholders. However, these plans also may be misused to entrench management. The following criteria are used to evaluate both management and shareholder proposals regarding shareholder rights plans.

–	We generally support plans that include:
–	Shareholder approval requirement
–	Sunset provision

–          Permitted bid feature (i.e., bids that are made for all shares and demonstrate evidence of financing must be submitted to a shareholder vote).

Because boards generally have the authority to adopt shareholder rights plans without shareholder approval, we are equally vigilant in our assessment of requests for authorization of blank check preferred shares (see below).

☐ Authorize Blank Check Preferred Stock:	Case-by-Case

We may support authorization requests that specifically proscribe the use of such shares for anti- takeover purposes.

☐ Eliminate Right to Call a Special Meeting:	Against

☐ Increase Supermajority Vote Requirement:	Against

We likely will support shareholder and management proposals to remove existing supermajority vote requirements.

☐ Adopt Anti-Greenmail Provision:	For

☐ Adopt Confidential Voting (SP):	Case-by-Case

We require such proposals to include a provision to suspend confidential voting during contested elections so that management is not subject to constraints that do not apply to dissidents.

☐ Remove Right to Act by Written Consent:	Against

Capital Structure

☐ Increase Authorized Common Stock:	Case-by-Case

We generally support requests for increases up to 100% of the shares currently authorized. Exceptions will be made when the company has clearly articulated a reasonable need for a greater increase. Conversely, at companies trading in less liquid markets, we may impose a lower threshold.

☐ Approve Merger or Acquisition:	Case-by-Case

☐ Approve Technical Amendments to Charter:	Case-by-Case

☐ Opt Out of State Takeover Statutes:	For

☐ Authorize Share Repurchase:	For

☐ Authorize Trade in Company Stock:	For

☐ Approve Stock Splits:	Case-by-Case

We approve stock splits and reverse stock splits that preserve the level of authorized, but unissued shares.

☐ Approve Recapitalization/Restructuring:	Case-by-Case

☐ Issue Stock with or without Preemptive Rights:	Case-by-Case

☐ Issue Debt Instruments:	Case-by-Case

Social Issues

☐ Endorse the Ceres Principles (SP):	Case-by-Case

☐ Disclose Political and PAC Gifts (SP):	Case-by-Case

We generally do not support imposition of disclosure requirements on management of companies in excess of regulatory requirements.

☐ Require Adoption of International Labor Organization’s	Case-by-Case
Fair Labor Principles (SP):

☐ Report on Sustainability (SP):	Case-by-Case

Miscellaneous

☐ Approve Other Business:	Against

☐ Approve Reincorporation:	Case-by-Case

☐ Approve Third-Party Transactions:	Case-by-Case

Dated: December 14, 2010

APPENDIX B

PORTFOLIO MANAGERS

Transamerica AEGON Flexible Income

(as of June 30, 2011)	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Brian W. Westhoff (lead)	2	$395.5 million	0	$0	9	$1.39 billion
Greg Haendel	4	$4.15 billion	0	$0	19	$1.26 million
Bradley J. Beman	2	$927 million	4	$480 million	1	$2.9 billion
Jim Schaeffer	2	$19 million	2	$1 million	1	$123.8 million
David Halfpap	0	$0	0	$0	6	$36.2 billion
Rick Perry	0	$0	0	$0	4	$45.6 billion

Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Brian W. Westhoff (lead)	0	$0	0	$0	0	$0
Greg Haendel	0	$0	0	$0	0	$0
Bradley J. Beman	0	$0	0	$0	0	$0
Jim Schaeffer	0	$0	0	$0	0	$0
David Halfpap	0	$0	0	$0	0	$0
Rick Perry	0	$0	0	$0	0	$0

Transamerica AEGON High Yield Bond

(as of June 30, 2011)	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Kevin Bakker	2	$927 million	4	$480 million	1	$2.9 billion
Bradley J. Beman	2	$927 million	4	$480 million	1	$2.9 billion
Benjamin D. Miller	2	$927 million	4	$480 million	1	$2.9 billion

Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Kevin Bakker	0	$0	0	$0	0	$0
Bradley J. Beman	0	$0	0	$0	0	$0
Benjamin D. Miller	0	$0	0	$0	0	$0

Transamerica AEGON Money Market

(as of June 30, 2011)	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Greg D. Haendel (lead)	4	$4.15 billion	0	$0	19	$1.26 million
Doug Weih	3	$3.6 billion	0	$0	8	$20.4 billion
Garry Creed	3	$3.6 billion	0	$0	7	$475 million

Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Greg D. Haendel (lead)	0	$0	0	$0	0	$0
Doug Weih	0	$0	0	$0	0	$0
Garry Creed	0	$0	0	$0	0	$0

Transamerica AEGON Short-Term Bond

(as of June 30, 2011)	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Greg D. Haendel (lead)	4	$4.15 billion	0	$0	19	$1.26 million
Doug Weih	3	$3.6 billion	0	$0	8	$20.4 billion
Garry Creed	3	$3.6 billion	0	$0	7	$475 million

Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Greg D. Haendel (lead)	0	$0	0	$0	0	$0
Doug Weih	0	$0	0	$0	0	$0
Garry Creed	0	$0	0	$0	0	$0

Conflict of Interest

At AUIM, individual portfolio managers may manage multiple accounts for multiple clients. In addition to the sub-advisory management of the portfolio, AUIM manages separate accounts for institutions and individuals. AUIM manages potential conflicts between accounts through its allocation policies and procedures, internal review processes and oversight by senior management and its Management Review Committee and its Risk and Control Committee. AUIM has developed trade allocation policies to address potential conflicts in situations where two or more accounts participate in investment decisions involving the same securities using procedures that it considers to be fair and equitable.

Compensation

As of October 31, 2010, each portfolio manager’s compensation is provided directly by the fund’s sub-adviser and not by the fund. The portfolio manager’s compensation consists of a fixed base salary and a variable performance incentive. The performance incentive is based on the following factors: the economic performance of the overall relevant portfolio manager’s asset class, including the performance of the fund’s assets; leadership and communication with clients; assisting with the sub-adviser’s strategic goals; and AEGON USA’s earnings results. The portfolio managers may participate in the sub-adviser’s deferred compensation plan, which is based on the same performance factors as the variable performance incentive compensation but payment of which is spread over a three-year period.

Greg Haendel and Brian Westhoff joined AUIM on February 22, 2011 after working for Transamerica Investment Management, LLC for several years.

Ownership of Securities

As of October 31, 2010, the portfolio managers did not beneficially own any securities in the funds.

Transamerica AQR Managed Futures Strategy

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Clifford S. Asness	11	$2.6 billion	54	$10.0 billion	48	$12.7 billion
John M. Liew	6	$2.1 billion	31	$6.3 billion	24	$9 billion
Brian K. Hurst	2	$631 million	29	$7.6 billion	24	$9 billion
Yao Hua Ooi	2	$631 million	13	$4.2 billion	0	$0

Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Clifford S. Asness	0	$0	31	$6.9 billion	5	$1.2 billion
John M. Liew	0	$0	21	$5.9 billion	3	$1 billion
Brian K. Hurst	0	$0	12	$4.5 billion	3	$1 billion
Yao Hua Ooi	0	$0	4	$1.6 billion	0	$0

Conflict of Interest

Each of the portfolio managers is also responsible for managing other accounts in addition to the fund, including other accounts of AQR or its affiliates, such as separately managed accounts for foundations, endowments, pension plans, and high net-worth families.

Other accounts may also include accounts managed by the portfolio managers in a personal or other capacity, and may include registered investment companies and unregistered investment companies relying on either Section 3(c)(1) or Section 3(c)(7) of the

1940 Act (such companies are commonly referred to as “hedge funds”). Management of other accounts in addition to the fund can present certain conflicts of interest, as described below.

From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the investments of the fund, on the one hand, and the management of other accounts, on the other. The other accounts might have similar or the same investment objectives or strategies as the fund, or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the fund. Because of their positions with the fund, the portfolio managers know the size, timing and possible market impact of the fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the fund. A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with similar or the same investment guidelines. Often, an investment opportunity may be suitable for both the fund and other accounts managed by AQR, but may not be available in sufficient quantities for both the fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the fund and another account. Whenever decisions are made to buy or sell securities on behalf of the fund and one or more of the other accounts simultaneously, AQR or a portfolio manager may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances. As a result of the allocations, there may be instances where the fund will not participate in a transaction that is allocated among other accounts or that the fund may not be allocated the full amount of the securities sought to be traded. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the fund from time to time, it is the opinion of AQR that the overall benefits outweigh any disadvantages that may arise from this practice.

AQR and the portfolio managers may also face a conflict of interest where some accounts pay higher fees to AQR than others, such as by means of performance fees.

AQR has implemented specific policies and procedures (e.g., a code of ethics and trade allocation policies) to seek to address potential conflicts that may arise in connection with the management of the fund, separately managed accounts and other accounts and/or funds (such as other mutual funds or hedge funds).

Compensation

Compensation for Portfolio Managers that are Principals: The compensation for each of the portfolio managers that are a Principal of AQR is in the form of distributions based on the revenues generated by AQR, as the case may be. Distributions to each portfolio manager are based on cumulative research, leadership and other contributions to AQR. Revenue distributions are also a function of assets under management and performance of the funds managed by AQR. There is no direct linkage between performance and compensation. However, there is an indirect linkage in that superior performance tends to attract assets and thus increase revenues.

Compensation for Portfolio Managers that are not Principals: The compensation for the portfolio managers that are not Principals of AQR primarily consists of a fixed base salary and a discretionary bonus. Under AQR’s salary administration system, salary increases are granted on a merit basis, and in this regard, salaries are reviewed at least annually under a formal review program. Job performance contributes significantly to the determination of any salary increase; other factors, such as seniority and contributions to AQR are also considered. Discretionary bonuses are determined by the portfolio manager’s individual performance, including efficiency, contributions to AQR and quality of work performed. A portfolio manager’s performance is not based on any specific fund’s or strategy’s performance, but is affected by the overall performance of the firm.

Ownership of Securities

As of October 31, 2010, none of the portfolio managers beneficially owned any equity securities in the fund.

Transamerica Asset Allocation – Conservative Portfolio

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts*
Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Jon Hale	19	$19.10 billion	0	$0	89,621	$1.88 billion
Hal Ratner	15	$19.08 billion	0	$0	89,621	$1.88 billion
Michael Stout	25	$55.79 billion	0	$0	89,621	$1.88 billion
Dan McNeela	15	$19.08 billion	0	$0	89,621	$1.88 billion

Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Jon Hale	0	$0	0	$0	0	$0
Hal Ratner	0	$0	0	$0	0	$0
Michael Stout	0	$0	0	$0	0	$0
Dan McNeela	0	$0	0	$0	0	$0

Transamerica Asset Allocation – Growth Portfolio

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts*
Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Jon Hale	19	$18.69 billion	0	$0	89,621	$1.88 billion
Hal Ratner	15	$18.67 billion	0	$0	89,621	$1.88 billion
Michael Stout	25	$55.38 billion	0	$0	89,621	$1.88 billion
Dan McNeela	15	$18.67 billion	0	$0	89,621	$1.88 billion

Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Jon Hale	0	$0	0	$0	0	$0
Hal Ratner	0	$0	0	$0	0	$0
Michael Stout	0	$0	0	$0	0	$0
Dan McNeela	0	$0	0	$0	0	$0

Transamerica Asset Allocation – Moderate Growth Portfolio

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts*
Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Jon Hale	19	$17.10 billion	0	$0	89,621	$1.88 billion
Hal Ratner	15	$17.08 billion	0	$0	89,621	$1.88 billion
Michael Stout	25	$53.79 billion	0	$0	89,621	$1.88 billion
Dan McNeela	15	$17.08 billion	0	$0	89,621	$1.88 billion

Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Jon Hale	0	$0	0	$0	0	$0
Hal Ratner	0	$0	0	$0	0	$0
Michael Stout	0	$0	0	$0	0	$0
Dan McNeela	0	$0	0	$0	0	$0

Transamerica Asset Allocation – Moderate Portfolio

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts*
Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Jon Hale	19	$18.07 billion	0	$0	89,621	$1.88 billion
Hal Ratner	15	$18.05 billion	0	$0	89,621	$1.88 billion
Michael Stout	25	$54.76 billion	0	$0	89,621	$1.88 billion
Dan McNeela	15	$18.05 billion	0	$0	89,621	$1.88 billion

Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Jon Hale	0	$0	0	$0	0	$0
Hal Ratner	0	$0	0	$0	0	$0
Michael Stout	0	$0	0	$0	0	$0
Dan McNeela	0	$0	0	$0	0	$0

Transamerica Multi-Manager Alternative Strategies Portfolio

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts*
Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Jon Hale	19	$20.04 billion	0	$0	89,621	$1.88 billion
Hal Ratner	15	$20.02 billion	0	$0	89,621	$1.88 billion
Michael Stout	25	$56.73 billion	0	$0	89,621	$1.88 billion
Dan McNeela	15	$20.02 billion	0	$0	89,621	$1.88 billion

Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Jon Hale	0	$0	0	$0	0	$0
Hal Ratner	0	$0	0	$0	0	$0
Michael Stout	0	$0	0	$0	0	$0
Dan McNeela	0	$0	0	$0	0	$0

Transamerica Multi-Manager International Portfolio

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts*
Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number*	Assets Managed
Jon Hale	19	$19.99 billion	0	$0	89,621	$1.88 billion
Hal Ratner	15	$19.97 billion	0	$0	89,621	$1.88 billion
Michael Stout	25	$56.68 billion	0	$0	89,621	$1.88 billion
Dan McNeela	15	$19.97 billion	0	$0	89,621	$1.88 billion

Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Jon Hale	0	$0	0	$0	0	$0
Hal Ratner	0	$0	0	$0	0	$0
Michael Stout	0	$0	0	$0	0	$0
Dan McNeela	0	$0	0	$0	0	$0

*

Relates to individual retirement accounts that Morningstar Associates, the Portfolio Construction Manager of the funds, has discretionary management authority over through its managed account service, which is made available through retirement plan providers and sponsors. In those circumstances in which any of the above funds are included in a retirement plan, Morningstar Associates’ managed account service will exclude those funds from its universe of possible investment recommendations to the individual. This exclusion is intended to prevent a prohibited transaction under ERISA.

Conflict of Interest

The Portfolio Construction Manager is a wholly owned subsidiary of Morningstar, Inc. (“Morningstar’). As part of its overall operation, Morningstar is engaged in the business of providing ratings and analysis on financial products. A potential conflict of interest exists since Morningstar could be providing ratings and analysis on products to which the Portfolio Construction Manager provides services. First, Morningstar will not create analyst commentary for portfolios where Morningstar’s subsidiaries act as a portfolio construction manager/sub-adviser. This commentary is general subjective in nature and could represent a conflict of interest. This means that the portfolios in which the Portfolio Construction Manager is involved with will not receive written analyst commentary from Morningstar. However, such portfolios will receive Morningstar Star Ratings. These ratings are purely quantitative and, therefore, cannot be biased by subjective factors. Also, the Morningstar style box assignment is primarily based on quantitative characteristics of the underlying securities in the portfolio. The initial assignment and subsequent style box changes follow established procedures and are subject to review by personnel within the Morningstar Data business unit—a separate and distinct unit within Morningstar. A situation may occur where personnel of the Portfolio Construction Manager provide information to the Morningstar Data unit to clarify style box assignment. However, the assignment process takes place and is monitored by a Morningstar business unit that is completely independent from the Portfolio Construction Manager.

Finally, the Portfolio Construction Manager acts as a portfolio construction manager/sub-adviser to other fund-of-funds products affiliated with Transamerica Funds. Similar to its responsibilities with Transamerica Funds, for these other fund-of-funds products, the Portfolio Construction Manager determines the asset allocation percentages, selects underlying funds based on an investment universe defined by a party other than the Portfolio Construction Manager, provides trading instructions to a custodian and performs ongoing monitoring of the asset allocation mix and underlying funds. Given that the underlying holdings of these other fund-of-funds products and the asset allocation portfolios within Transamerica Funds are registered mutual funds and that investment universe from which underlying holdings are chosen from are determined by someone other than Portfolio Construction Manager, potential conflicts of favoring one product over another in terms of investment opportunities are greatly mitigated.

Compensation

All of the above mentioned co-portfolio managers’ compensation includes salary, annual bonus, and restricted stock grants. The salary is set as a fixed amount and is determined by the president of Morningstar Associates. The co-portfolio managers’ annual bonus is paid from a bonus pool which is a function of the earnings of the Investment Consulting business unit of Morningstar Associates, and the distribution of that pool is at the discretion of the president of Morningstar Associates, who may or may not account for the performance of the funds in allocating that pool. The fee for consulting on the funds accounts for a substantial portion of the revenue and earnings of the Investment Consulting business unit of Morningstar Associates, and because that fee is based on the assets under management in the funds, there is an indirect relationship between the assets under management in the funds and the bonus payout to the portfolio manager. The restricted stock grants are made to the co-portfolio managers from a pool that is distributed at the discretion of the president of Morningstar Associates. The restricted stock grants are based on the stock of the parent company, Morningstar, Inc., and vest in equal parts over a four-year period.

Ownership of Securities

As of October 31, 2010, Mr. Ratner, Mr. McNeela nor Mr. Stout beneficially owned shares of any equity securities in the funds. Mr. Hale owns the following funds: Transamerica Asset Allocation – Growth Portfolio: Market value range as of October 31, 2010: $50,001 - $100,000; Transamerica Multi-Manager International Portfolio: Market value range as of October 31, 2010: $50,001 - $100,000; and Transamerica Moderate Portfolio: Market value range as of October 31, 2010: $100,001 - $500,000.

Transamerica BlackRock Global Allocation

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Dennis W. Stattman	5	$54.61 billion	4	$15.61 billion	0	$0
Dan Chamby	5	$54.61 billion	4	$15.61 billion	0	$0
Romualdo Roldan	5	$54.61 billion	4	$15.61 Billion	0	$0

Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Dennis W. Stattman	0	$0	0	$0	0	$0
Dan Chamby	0	$0	0	$0	0	$0
Romualdo Roldan	0	$0	0	$0	0	$0

Transamerica BlackRock Large Cap Value

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Robert C. Doll, Jr.	21	$16.96 billion	9	$2.91 billion	19	$2.34 billion
Daniel Hanson	21	$16.96 billion	9	$2.91 billion	19	$2.34 billion
Peter Stournaras	21	$16.96 billion	9	$2.91 billion	19	$2.34 billion

Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Robert C. Doll, Jr.	0	$0	1	$113.9 million	2	$221.64 million
Daniel Hanson	0	$0	1	$113.9 million	2	$221.64 million
Peter Stournaras	0	$0	1	$113.9 million	2	$221.64 million

Transamerica Multi-Managed Balanced - BlackRock

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Matthew Marra	30	$24.4 billion	2	$390 million	5	$1.32 billion
Eric Pellicciaro	20	$19.8 billion	3	$665 million	0	$0
Rick Rieder	15	$16.8 billion	3	$1.35 billion	1	$79 million

Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Matthew Marra	0	$0	0	$0	0	$0
Eric Pellicciaro	0	$0	1	$205 million	0	$0
Rick Rieder	0	$0	2	$1.06 billion	1	$79 million

Conflict of Interest

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account.

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made for the Funds. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates or significant shareholders) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors or employees of any of them has any substantial economic interest or possesses material non-public information. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. In this regard, it should be noted that Messrs. Doll, Stattman, Chamby, Hanson, Macmillan, Roldan, Stournaras, Marra, Pellicciaro and Rieder currently manage certain accounts that are subject to performance fees. In addition, a portfolio manager may assist in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred. Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time. This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.

Compensation

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock such as its Long-Term Retention and Incentive Plan.

Base compensation. Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm. Senior portfolio managers who perform additional management functions within the portfolio management group or within BlackRock may receive additional compensation for serving in these other capacities.

Discretionary incentive compensation. Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s seniority, role within the portfolio management team, teamwork and contribution to the overall performance of these portfolios and BlackRock.

In most cases, including for the portfolio managers of the funds, these benchmarks are the same as the benchmark or benchmarks against which the performance of the funds or other accounts managed by the portfolio managers are measured.

BlackRock’s chief investment officers determine the benchmarks against which the performance of funds and other accounts managed by each portfolio manager is compared and the period of time over which performance is evaluated. With respect to the portfolio managers, such benchmarks include the following:

Portfolio Manager(s)	Portfolio Managed	Benchmarks Applicable to Each Manager
Dennis W. Stattman Dan Chamby Romualdo Roldan James Macmillan	Transamerica BlackRock Global Allocation	S&P 500® Index, FTSE World Index ex US, Merrill Lynch 5 Year Treasury Index, Citigroup World Government Bond Index and MSCI Europe Index
Robert C. Doll, Jr. Daniel Hanson Peter Stournaras	Transamerica BlackRock Large Cap Value	Lipper Multi-Cap Value Funds classification
Matthew Marra Rick Rieder	Transamerica Multi-Managed Balanced

A combination of market-based indices (e.g., Barclays Capital U.S. Aggregate Bond Index, Barclays Capital Universal Index, Barclays Capital Intermediate Government/Credit Index), certain customized indices and certain fund industry peer groups.

Eric Pellicciaro	Transamerica Multi-Managed Balanced

A combination of market-based indices (e.g., Barclays Capital Universal Index, Barclays Capital Intermediate Government/Credit Index, Barclays Capital U.S. Aggregate Bond Index, Barclays Capital GNMA MBS Index), certain customized indices and certain fund industry peer groups.

BlackRock’s Chief Investment Officers make a subjective determination with respect to the portfolio managers’ compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks noted above. Performance is measured on both a pre-tax and after-tax basis over various time periods including 1, 3, 5 and 10-year periods, as applicable.

Distribution of Discretionary Incentive Compensation

Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. The BlackRock, Inc. restricted stock units, if properly vested, will be settled in BlackRock, Inc. common stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods.

Long-Term Retention and Incentive Plan (“LTIP”) — From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance. Equity awards are generally granted in the form of BlackRock restricted stock units that, once vested, settle in BlackRock, Inc. common stock. Each portfolio manager has received awards under the LTIP.

Deferred Compensation Program — A portion of the compensation paid to eligible BlackRock employees may be voluntarily deferred into an account that tracks the performance of certain of the firm’s investment products. Each participant in the deferred compensation program is permitted to allocate his deferred amounts among the various investment options. Each portfolio manager has participated in the deferred compensation program.

Other compensation benefits.  In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (“RSP”), and the BlackRock Employee Stock Purchase Plan (“ESPP”). The employer contribution components of the RSP include a company match equal to 50% of the first 6% of eligible pay contributed to the plan capped at $4,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation. The RSP offers a range of investment options, including registered investment companies managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent employee investment direction, are invested into a balanced portfolio. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares or a dollar value of $25,000. Each portfolio manager is eligible to participate in these plans.

Ownership of Securities

As of October 31, 2010, none of the portfolio managers beneficially owned any equity securities in the funds.

Transamerica Clarion Global Real Estate Securities

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
T. Ritson Ferguson	26	$13.7 billion	16	$1.3 billion	65	$4.3 billion
Joseph P. Smith	22	$13.0 billion	16	$1.3 billion	60	$3.9 billion
Steven D. Burton	24	$12.5 billion	9	$711 million	49	$3.7 billion

Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
T. Ritson Ferguson	1	$161 million	6	$409 million	3	$734 million
Joseph P. Smith	1	$161 million	6	$409 million	3	$734 million
Steven D. Burton	1	$161 million	0	$0	2	$706 million

Conflict of Interest

A Clarion portfolio manager may be subject to potential conflicts of interest because the portfolio manager is responsible for other accounts in addition to the fund. These other accounts may include, among others, other mutual funds, separately managed advisory accounts, commingled trust accounts, insurance separate accounts, wrap fee programs and hedge funds. Potential conflicts may arise out of the implementation of differing investment strategies for a portfolio manager’s various accounts, the allocation of investment opportunities among those accounts or differences in the advisory fees paid by the portfolio manager’s accounts.

A potential conflict of interest may arise as a result of a Clarion portfolio manager’s responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager’s accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment.

A Clarion portfolio manager may also manage accounts whose objectives and policies differ from those of the fund. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, if an account were to sell a significant position in a security, which could cause the market price of that security to decrease, while the fund maintained its position in that security.

A potential conflict may also arise when a Clarion portfolio manager is responsible for accounts that have different advisory fees – the difference in the fees may create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to particularly appealing investment opportunities. This conflict may be heightened where an account is subject to a performance-based fee.

The sub-adviser recognizes the duty of loyalty it owes to its clients and has established and implemented certain policies and procedures designed to control and mitigate conflicts of interest arising from the execution of a variety of portfolio management and trading strategies across the firm’s diverse client base. Such policies and procedures include, but are not limited to, (i) investment process, portfolio management and trade allocation procedures (ii) procedures regarding short sales in securities recommended for other clients; and (iii) procedures regarding personal trading by the firm’s employees (contained in the Code of Ethics).

Compensation

As of October 31, 2010, there are three pieces of compensation for portfolio managers – base salary, annual bonus and deferred compensation awards. Base salary is reviewed annually and fixed for each year at market competitive levels. Variable bonus and deferred compensation awards are made annually and are based upon individual achievement, over each annual period, of performance objectives established at the beginning of the period. Portfolio managers’ objectives include targets for gross performance above specific benchmarks for all portfolios they manage, including the fund. With respect to the fund, such benchmarks include the FTSE EPRA/NAREIT Developed Index and the S&P Developed Property Index. Compensation is not based on the level of fund assets.

Ownership of Securities

As of October 31, 2010, the portfolio managers did not beneficially own equity securities in the fund.

Transamerica First Quadrant Global Macro

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Assets Managed*	Number	Assets Managed*	Number	Assets Managed*
Kenneth J. Ferguson	7	$1.7 billion	9	$1.6 billion	21	$12.2 billion
Dori Levanoni	7	$1.7 billion	9	$1.6 billion	21	$12.2 billion
Chuck Fannin	3	$327 million	2	$720 million	2	$467 million

Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Kenneth J. Ferguson	0	$0	5	$1.2 billion	8	$2.3 billion
Dori Levanoni	0	$0	5	$1.2 billion	8	$2.3 billion
Chuck Fannin	0	$0	2	$720 million	0	$0

*Includes market values for fully funded portfolios and the notional values for margin funded portfolios managed by First Quadrant and non-discretionary portfolios managed by joint venture partners using First Quadrant, L.P. investment signals. First Quadrant is defined in this context as the combination of all discretionary portfolios of First Quadrant, L.P. and its joint venture partners, but only wherein FQ has full investment discretion over the portfolios.

Conflict of Interest

Potential conflicts of interest. First Quadrant’s structure and business activities are of a nature such that the potential for conflicts of interest has been minimized. First Quadrant’s investment approach is quantitative in nature. Computer models are the primary source of trading decisions and, although monitored daily, are not exposed to the levels of “subjectivity” risk that decisions made by individuals would be. Order aggregation and trade allocation are made on an objective basis and according to preset computerized allocations and standardized exceptions. The methodologies would normally consist of pro-rata or percentage allocation. The firm maintains and enforces personal trading policies and procedures, which have been designed to minimize conflicts of interest between client and employee trades.

Compensation

Compensation: First Quadrant’s compensation consists of both a base salary and a bonus, both of which vary depending upon each individual employee’s qualifications, their position within the firm, and their annual performance/contribution to the profitability of client portfolios. Bonuses are entirely at the discretion of First Quadrant’s management, and based on individual employee performance. While performance is measured wherever measurement is appropriate, no formulas are used to tie bonus payouts to performance to insure that full discretion remains in the hands of management to avoid any potential creation of unintended incentives. Risk is taken into account in evaluating performance, but note that risk levels in portfolios managed by First Quadrant are determined systematically, i.e., the level of risk taken in portfolios is not at the discretion of portfolio managers.

In addition to individual performance, overall firm performance carries an important weight in the bonus decision as well. All employees are evaluated at mid-year and annually; and salary increases and bonuses are made annually on a calendar-year basis.

Ownership of Securities

As of the October 31, 2010, the portfolio managers did not beneficially own any equity securities in the fund.

Transamerica Goldman Sachs Commodity Strategy

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Stephen Lucas	5	$809 million	14	$825 million	11	$2 billion
Michael Johnson	5	$809 million	14	$825 million	11	$2 billion
John Calvaruso	5	$809 million	14	$825 million	11	$2 billion

Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Stephen Lucas	0	$0	2	$608 million	0	$0
Michael Johnson	0	$0	2	$608 million	0	$0

John Calvaruso	0	$0	2	$608 million	0	$0

Conflict of Interest

The Investment Adviser’s portfolio managers are often responsible for managing one or more of the Funds as well as other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles, such as unregistered hedge funds. A portfolio manager may manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than the Fund and may also have a performance-based fee. The side-by-side management of these funds may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades. The Investment Adviser has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. It seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, the Investment Adviser has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, the Investment Adviser and the Funds have adopted policies limiting the circumstances under which cross-trades may be effected between a Fund and another client account. The Investment Adviser conducts periodic reviews of trades for consistency with these policies. For more information about conflicts of interests that may arise in connection with the portfolio manager’s management of the Fund’s investments and the investments of other accounts, see “Potential Conflicts of Interest – Potential Conflicts Relating to the Allocation of Investment Opportunities Among the Funds and Other Goldman Sachs Accounts and Potential Conflicts Relating to Goldman Sachs’ and the Investment Adviser’s Proprietary Activities and Activities on Behalf of Other Accounts.”

Compensation

Compensation for portfolio managers of the Investment Adviser is comprised of a base salary and discretionary variable compensation. The base salary is fixed from year to year. Year-end discretionary variable compensation is primarily a function of each portfolio manager’s individual performance and his or her contribution to overall team performance; the performance of the Investment Adviser and Goldman Sachs; the team’s net revenues for the past year which in part is derived from advisory fees, and for certain accounts, performance-based fees; and anticipated compensation levels among competitor firms. Portfolio managers are rewarded, in part, for their delivery of investment performance, measured on a pre-tax basis, which is reasonably expected to meet or exceed the expectations of clients and fund shareholders in terms of: excess return over an applicable benchmark, peer group ranking, risk management and factors specific to certain funds such as yield or regional focus. Performance is judged over 1-, 3- and 5-year time horizons.

The benchmark for the Commodity Strategy Fund:

Commodity Strategy Fund: DJ-UBS Commodity Index

The discretionary variable compensation for portfolio managers is also significantly influenced by: (1) effective participation in team research discussions and process; and (2) management of risk in alignment with the targeted risk parameter and investment objective of the fund. Other factors may also be considered including: (1) general client/shareholder orientation and (2) teamwork and leadership. Portfolio managers may receive equity-based awards as part of their discretionary variable compensation.

Other Compensation—In addition to base salary and discretionary variable compensation, the Investment Adviser has a number of additional benefits in place including (1) a 401k program that enables employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan; and (2) investment opportunity programs in which certain professionals may participate subject to certain eligibility requirements.

Ownership of Securities

As of October 31, 2010, none of the portfolio managers beneficially owned any equity securities in the fund.

Transamerica Hansberger International Value

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Ronald W. Holt	4	$1.5 billion	1	$29 million	11	$413 million
Moira McLachlan	0	$0	0	$0	4	$173 million
Lauretta (Retz) Reeves	2	$176 million	1	$20 million	6	$181 million

Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Ronald W. Holt	1	$1.3 billion	0	$0	1	$97 million
Moira McLachlan	0	$0	0	$0	0	$0
Lauretta (Retz) Reeves	0	$0	0	$0	0	$0

Conflict of Interest

Potential conflicts of interest may arise from a portfolio manager’s management of, or the firm’s management of, other clients. Such conflicts could arise based on differing fee arrangements with other clients. Differing fee arrangements could cause an incentive to favor one client over another in the allocation of investment opportunities, particularly if one client has a performance fee that could be significantly higher (or lower) than a straight base fee. Also, conflicts could arise for a portfolio manager to favor one client over another depending how a portfolio manager is compensated. Finally, material conflicts could arise from the portfolio manager’s knowledge of the size, timing and possible market impact of Fund trades, whereby a portfolio manager could try to use this information to the advantage of other accounts or personally in his or her personal securities transaction.

HGI has implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the conflicts associated with managing accounts for multiple clients. HGI also monitors for compliance with account guidelines and allocation of IPOs. HGI also has implemented and monitors compliance with our Code of Ethics that is designed to prevent employees from trading to the detriment of our clients. Finally, HGI periodically monitors investment returns of client accounts within the same style or approach, including dispersion of client account returns, to ensure that material dispersions are based upon something other than preferential treatment being accorded to other accounts in the same style or approach (such as investment policies or restrictions or cash inflows or outflows).

Compensation

HGI’s compensation practices are designed to maintain a competitive compensation structure to attract, retain and motivate investment professionals of the highest caliber. HGI seeks to reward performance in a manner which aligns the interests of its investment professionals with those of the company and its clients. To accomplish these ends, portfolio managers are compensated by a combination of base salary and participation in HGI’s incentive bonus program. Senior investment professionals also may participate in a deferred bonus program that is intended to encourage long-term retention of investment professionals. A portfolio manager’s base salary is a fixed amount that may change as a result of an annual review, assumption of new duties or based on a market adjustment.

HGI portfolio managers also have the opportunity to participate in a bonus pool linked to the direct profits of their respective investment teams. A portfolio manager’s allocation in the pool is determined through a subjective process that evaluates numerous qualitative and quantitative factors, including, but not limited to, pre-tax performance of the Fund and other accounts managed by the portfolio manager relative to the account’s benchmark, given the account’s objectives, investment policies and restrictions and market environment over the preceding calendar year. This performance factor is not based on the value of the assets held in any client portfolio. Additional factors include the portfolio manager’s contributions to the investment management functions within HGI, contributions to the development of other investment professionals and supporting staff, and overall contributions to client development and service and strategic planning for the firm. The target bonus is expressed as a percentage of the total bonus pool and that can vary (higher or lower) based on an evaluation of the above-mentioned factors.

Finally, many senior portfolio managers have an additional opportunity to participate in an annual bonus linked to the overall profitability of HGI. All or a portion of payments from this pool may be deferred and invested in certain funds including HGI-managed products for a specified period of time. This plan is designed to retain qualified investment professionals and further align their interests with those of our clients and the firm. Participation in this bonus program is discretionary, and is determined annually by the Compensation Committee of the Board of Directors of HGI’s parent company.

Ownership of Securities

As of October 31, 2010, none of the portfolio managers beneficially owned any equity securities in the fund.

Transamerica ICAP Select Equity

(as of June 30, 2011)	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Jerrold K. Senser	15	$9.5 billion	15	$1.8 billion	121	$10.2 billion
Thomas R. Wenzel	15	$9.5 billion	15	$1.8 billion	121	$10.2 billion

Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Jerrold K. Senser	0	0	0	0	8	$1.4 billion
Thomas R. Wenzel	0	0	0	0	8	$1.4 billion

Conflicts of Interest

Individual fund managers may manage multiple accounts for multiple clients. In addition to the portfolios, these other accounts may include separate accounts, pension and profit sharing plans, foundations and 401(k) plans. ICAP manages all accounts on a team basis. ICAP manages potential conflicts of interest between a fund and other types of accounts through allocation policies and oversight by ICAP’s compliance department. ICAP has developed trade allocation systems and controls to ensure that no one client, regardless of type, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts of interest in situations where two or more funds or accounts participate in investment decisions involving the same securities.

Compensation

Compensation for members of the research team is comprised of salary, annual bonus, and long-term incentive compensation. Key factors that are considered in determining compensation for senior analysts include performance attribution for their sector relative to benchmarks, the number and quality of new stock presentations, contributions to the portfolio management team process, their work in developing and mentoring junior analysts, their contribution to the overall ICAP organization, and their professional conduct. Attribution is evaluated for the current year as well as over the prior three years. Junior analysts are evaluated primarily on their mastery of ICAP’s investment process, their contribution to the investment research work done in their sector, their contribution to the overall ICAP organization, and their professional conduct. Annual bonus and long-term incentive compensation pools are determined in the aggregate by a mix of ICAP’s revenue and cash flow performance over various periods of time. We believe the structure of these programs provides a meaningful vehicle for ICAP’s research team to benefit from the provision of good investment results for ICAP’s clients and the growth in ICAP’s business.

Ownership of Securities

As of August 31, 2011, the portfolio managers did not beneficially own any equity securities in the fund.

Transamerica Jennison Growth

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Blair Boyer	5	$2.7 billion	2	$179 million	30	$3.1 billion
Michael A. Del Balso*	11	$11.7 billion	5	$941 million	6	$684 million
Spiros “Sig” Segalas	14	$23.8 billion	2	$262 million**	8	$2.2 billion

Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Blair Boyer	0	$0	0	$0	0	$0
Michael A. Del Balso	0	$0	0	$0	0	$0
Spiros “Sig” Segalas	0	$0	1	$8.8 million***	0	$0

*	Other Accounts excludes the assets and number of accounts in wrap fee programs that are managed using model portfolios.
**	Excludes performance fee accounts.
***	The portfolio manager only manages a portion of the accounts subject to a performance fee. The market value shown reflects the portion of those accounts managed by the portfolio manager.

Conflict of Interest

In managing other portfolios (including affiliated accounts), certain potential conflicts of interest may arise. Potential conflicts include, for example, conflicts among investment strategies, conflicts in the allocation of investment opportunities, or conflicts due to different fees. As part of its compliance program, Jennison has adopted policies and procedures that seek to address and minimize the effects of these conflicts.

Jennison’s portfolio managers typically manage multiple accounts. These accounts may include, among others, mutual funds, separately managed advisory accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), commingled trust accounts, other types of unregistered commingled accounts (including hedge funds), affiliated single client and commingled insurance separate accounts, model nondiscretionary portfolios, and model portfolios used for wrap fee programs. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may recommend the purchase (or sale) of certain securities for one portfolio and not another portfolio. Securities purchased in one portfolio may perform better than the securities purchased for another portfolio. Similarly, securities sold from one portfolio may result in better performance if the value of that security declines. Generally, however, portfolios in a particular product strategy (e.g., large cap growth equity) with similar objectives are managed similarly. Accordingly, portfolio holdings and industry and sector exposure tend to be similar across a group of accounts in a strategy that have similar objectives, which tends to minimize the potential for conflicts of interest. While these accounts have many similarities, the investment performance of each account will be different primarily due to differences in guidelines, timing of investments, fees, expenses and cash flows.

Furthermore, certain accounts (including affiliated accounts) in certain investment strategies may buy or sell securities while accounts in other strategies may take the same or differing, including potentially opposite, position. For example, certain strategies may short securities that may be held long in other strategies. The strategies that sell a security short held long by another strategy could lower the price for the security held long. Similarly, if a strategy is purchasing a security that is held short in other strategies, the strategies purchasing the security could increase the price of the security held short. Jennison has policies and procedures that seek to mitigate, monitor and manage this conflict.

In addition, Jennison has adopted trade aggregation and allocation procedures that seek to treat all clients (including affiliated accounts) fairly and equitably. These policies and procedures address the allocation of limited investment opportunities, such as IPOs and the allocation of transactions across multiple accounts. Some accounts have higher fees, including performance fees, than others. Fees charged to clients differ depending upon a number of factors including, but not limited to, the particular strategy, the size of the portfolio being managed, the relationship with the client, the service requirements and the asset class involved. Fees may also differ based on the account type (e.g., commingled accounts, trust accounts, insurance company separate accounts or corporate, bank or trust-owned life insurance products). Some accounts, such as hedge funds and alternative strategies, have higher fees, including performance fees, than others. Based on these factors, a client may pay higher fees than another client in the same strategy. Also, clients with larger assets under management generate more revenue for Jennison than smaller accounts. These differences may give rise to a potential conflict that a portfolio manager may favor the higher fee-paying account over the other or allocate more time to the management of one account over another.

Furthermore, if a greater proportion of a portfolio manager’s compensation could be derived from an account or group of accounts, which include hedge fund or alternative strategies, than other accounts under the portfolio manager’s management, there could be an incentive for the portfolio manager to favor the accounts that could have a greater impact on the portfolio manager’s compensation. While Jennison does not monitor the specific amount of time that a portfolio manager spends on a single portfolio, senior Jennison personnel periodically review the performance of Jennison’s portfolio managers as well as periodically assess whether the portfolio manager has adequate resources to effectively manage the accounts assigned to that portfolio manager.

Compensation

Jennison seeks to maintain a highly competitive compensation program designed to attract and retain outstanding investment professionals which include portfolio managers and research analysts, and to align the interests of its investment professionals with those of its clients and overall firm results. Overall firm profitability determines the total amount of incentive compensation pool that is available for investment professionals. Investment professionals are compensated with a combination of base salary and cash bonus. In general, the cash bonus comprises the majority of the compensation for investment professionals. Additionally, senior investment professionals, including portfolio managers and senior research analysts, are eligible to participate in a voluntary deferred compensation program where all or a portion of the cash bonus can be invested in a variety of predominately Jennison managed investment strategies on a tax-deferred basis.

Investment professionals’ total compensation is determined through a subjective process that evaluates numerous qualitative and quantitative factors. There is no particular weighting or formula for considering the factors. Some portfolio managers may manage or contribute ideas to more than one product strategy and are evaluated accordingly. The factors reviewed for the portfolio managers are listed below in order of importance.

The following primary quantitative factor is reviewed for the portfolio managers: one and three year pre-tax investment performance of groupings of accounts (a “Composite”) relative to market conditions, pre-determined passive indices, such as the Russell 1000® Growth Index and industry peer group data for the product strategy (e.g., large cap growth, large cap value) for which the portfolio manager is responsible. The qualitative factors reviewed for the portfolio managers may include: historical and long-term business potential of the product strategies; qualitative factors such as teamwork and responsiveness; and other individual factors such as experience and other responsibilities such as being a team leader or supervisor may also affect an investment professional’s total compensation.

Ownership of Securities

As of October 31, 2010, Blair Boyer, Michael Del Balso and Spiros Segalas did not beneficially own any equity securities in the fund.

Transamerica JPMorgan Core Bond

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Douglas S. Swanson	9	$27.9 billion	7	$7.9 billion	55	$9.7 billion

Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Douglas S. Swanson	0	$0	0	$0	3	$1.2 billion

Transamerica JPMorgan International Bond

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Jon B. Jonsson	1	$972 million	22	$2.7 billion	12	$4.0 billion

Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Jon B. Jonsson	0	$0	0	$0	2	$567 million

Transamerica JPMorgan Long/Short Strategy

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Terance Chen	4	$1.6 billion	1	$165 million	4	$532 million

Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Terance Chen	0	$0	0	$0	0	$0

Transamerica JPMorgan MidCap Value

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Jonathan K.L. Simon	11	$8.4 billion	6	$1.6 billion	27	$1.8 billion
Lawrence Playford	8	$7.9 billion	2	$348 million	24	$1.7 billion
Gloria Fu	8	$7.9 billion	2	$348 million	24	$1.7 billion

Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Jonathan Simon	0	$0	0	$0	0	$0
Lawrence Playford	0	$0	0	$0	0	$0
Gloria Fu	0	$0	0	$0	0	$0

Transamerica Multi-Managed Balanced - JPMorgan

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Scott Blasdell	4	$788 million	3	$844 million	1	$228 million
Terance Chen	6	$1.9 billion	1	$183 million	3	$462 million
Raffaele Zingone	3	$333 million	2	$366 million	7	$3.1 billion

Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Scott Blasdell	0	$0	0	$0	4	$3.8 billion
Terance Chen	0	$0	0	$0	0	$0
Raffaele Zingone	0	$0	0	$0	2	$5.1 billion

Conflict of Interest

The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objectives and strategies as the fund (“Similar Accounts”). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.

Responsibility for managing J.P. Morgan Investment Management Inc. (JP Morgan)’s and its affiliates clients’ portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Underlying sectors or strategy allocations within a larger portfolio are likewise managed by portfolio managers who use the same approach and philosophy as similarly managed portfolios. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios and strategies, which minimize the potential for conflicts of interest.

JP Morgan and/or its affiliates may receive more compensation with respect to certain Similar Accounts than that received with respect to the fund or may receive compensation based in part on the performance of certain Similar Accounts. This may create a potential conflict of interest for JP Morgan and its affiliates or its portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. In addition, JP Morgan or its affiliates could be viewed as having a conflict of interest to the extent that JP Morgan or an affiliate has a proprietary investment in Similar Accounts, the portfolio managers have personal investments in Similar Accounts or the Similar Accounts are investment options in JP Morgan’s or its affiliate’s employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of investment opportunities because of market factors or investment restrictions imposed upon JP Morgan and its affiliates by law, regulation, contract or internal policies. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as JP Morgan or its affiliates may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. JP Morgan and its affiliates may be perceived as causing accounts they manages to participate in an offering to increase JP Morgan’s or its affiliates’ overall allocation of securities in that offering.

A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If JP Morgan or its affiliates manage accounts that engage in short sales of securities of the type in which the fund invests, JP Morgan or its affiliates could be seen as harming the performance of the fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

As an internal policy matter, JP Morgan may from time to time maintain certain overall investment limitations on the securities positions or positions in other financial instruments JP Morgan or its affiliates will take on behalf of its various clients due to, among other things, liquidity concerns and regulatory restrictions. Such policies may preclude a fund from purchasing particular securities or financial instruments, even if such securities or financial instruments would otherwise meet the fund’s objectives.

The goal of JP Morgan and its affiliates is to meet their fiduciary obligation with respect to all clients. JP Morgan and its affiliates have policies and procedures that seek to manage conflicts. JP Morgan and its affiliates monitor a variety of areas, including compliance with fund guidelines, review of allocation decisions and compliance with JP Morgan’s Codes of Ethics and JPMC’s Code of Conduct. With respect to the allocation of investment opportunities, JP Morgan and its affiliates also have certain policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. For example:

Orders for the same equity security are aggregated on a continual basis throughout each trading day consistent with JP Morgan’s duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro-rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a de minimis allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transaction or custody costs, JP Morgan or its affiliates may exclude small orders until 50% of the total order is completed. Then the small orders will be executed. Following this procedure, small orders will lag in the early execution of the order, but will be completed before completion of the total order.

Purchases of money market instruments and fixed income securities cannot always be allocated pro rata across the accounts with the same investment strategy and objective. However, JP Morgan and its affiliates attempt to mitigate any potential unfairness by basing non-pro rata allocations traded through a single trading desk or system upon objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of JP Morgan or its affiliates so that fair and equitable allocation will occur over time.

Compensation

JP Morgan’s portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives and restricted stock and may include mandatory notional investments (as described below) in selected mutual funds advised by JP Morgan. These elements reflect individual performance and the performance of JP Morgan’s business as a whole.

Each portfolio manager’s performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such portfolio manager manages. Individual contribution relative to client goals carries the highest impact. Portfolio manager compensation is primarily driven by meeting or exceeding clients’ risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. In evaluating each portfolio manager’s performance with respect to the mutual funds he or she manages, the funds’ pre-tax performance is compared to the appropriate market peer group and to each fund’s benchmark index listed in the fund’s prospectus over one, three and five year periods (or such shorter time as the portfolio manager has managed the fund). Investment performance is generally more heavily weighted to the long term.

Awards of restricted stock are granted as part of an employee’s annual performance bonus and comprise from 0% to 40% of a portfolio manager’s total bonus. As the level of incentive compensation increases, the percentage of compensation awarded in restricted stock also increases. Up to 50% of the restricted stock portion of a portfolio manager’s bonus may instead be subject to a mandatory notional investment in selected mutual funds advised by JP Morgan or its affiliates. When these awards vest over time, the portfolio manager receives cash equal to the market value of the notional investment in the selected mutual funds.

Ownership of Securities

As of October 31, 2010, none of the portfolio managers beneficially owned any equity securities in the funds.

Transamerica Logan Circle Emerging Markets Debt

(as of June 30, 2011)	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Scott Moses	0	$0	0	$0	0	$0
Todd Howard	2	$402 million	0	$0	11	$815 million

Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Scott Moses	0	$0	0	$0	0	$0
Todd Howard	0	$0	0	$0	0	$0

Conflicts of Interest

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to day portfolio management responsibilities with respect to more than one fund or account.

Logan Circle has adopted procedures that it believes are reasonably designed to detect and prevent violations of the federal securities laws and to mitigate the potential for conflicts of interest to affect portfolio management decisions; however, there can be no assurance that all conflicts will be identified or that all procedures will be effective in mitigating the potential for such risks. Logan Circle and/or its affiliates manage accounts certain accounts subject to performance-based fees or may have proprietary investments in certain accounts. The side-by-side management of the fund and these other accounts may raise potential conflicts of interest with both the aggregation and allocation of securities transactions and allocation of investment opportunities because of market factors or investment restrictions. The performance of the fund’s investments could be adversely affected by the manner in which the Logan Circle enters particular orders for all such accounts. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited supply and allocation of investment opportunities generally, could raise a potential conflict of interest, as Logan Circle may have an incentive to allocate securities that are expected to increase in value to favored accounts. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price.

Logan Circle has adopted a policy to allocate investment opportunities in a fair and equitable manner among client accounts. Orders for the same security on the same day are generally aggregated consistent with Logan Circle’s duty of best execution; however, purchases of fixed income securities cannot always be allocated pro rata across all client accounts with similar investment strategies and objectives. Logan Circle will attempt to mitigate any potential unfairness using an objective methodology that in the good faith judgment of Logan Circle permits a fair and equitable allocation over time.

Logan Circle will manage the fund and other client accounts in accordance with their respective investment objectives and guidelines. As a result, Logan Circle may give advice, and take action with respect to any current or future other client accounts that may be opposed to or conflict with the advice Logan Circle may give to the fund, or may involve a different timing or nature of action than with respect to the fund. Where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increases the holding in such security. The results of the investment activities of the fund may differ significantly from the results achieved by Logan Circle for other client accounts.

Compensation

Logan Circle’s compensation program is structured to align the firm’s compensation and incentive programs with the interests of our clients. The program is a combination of short and long term elements to compensate investment professionals, and non-investment professionals, based on the overall financial success of Logan Circle, their contribution towards team objectives and their ability to generate long-term investment success for the firm’s clients. Logan Circle believes that these financial incentives, and the Logan Circle cultural environment, create an organization that will be highly successful in attracting and retaining high-caliber investment professionals. The incentive program is primarily comprised of four elements:

(i) Fixed base salary: This is generally the smallest portion of compensation and is generally within a similar range for all investment professionals. The base salary does not change significantly from year-to-year and hence, is not particularly sensitive to performance.

(ii) Discretionary incentive compensation in the form of an annual cash bonus: Logan Circle’s overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional’s compensation, Logan Circle considers the contribution to his/her team or discipline, as well as his/her contribution to the overall firm. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer groups or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional’s compensation and the compensation is not tied to any pre-determined or specified level of performance.

(iii) Long-Term Incentive Plan (“LTIP”): As a long-term incentive and performance bonus, Logan Circle and Fortress Investment Group LLC (“FIG”), Logan Circle’s parent company, have structured a Long-Term Incentive Plan (“LTIP”). Shares of this earnings bonus plan are distributed to Logan Circle’s key investment and non-investment personnel as a means of incentive and retention.

(iv) Contributions under the FIG 401(k) Plan: The contributions are based on the overall profitability of FIG. The amount and allocation of the contributions are determined at the sole discretion of FIG.

Ownership of Securities

As of August 31, 2011, the portfolio managers did not beneficially own any equity securities in the fund.

Transamerica Loomis Sayles Bond

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Kathleen C. Gaffney	11	$46.4 billion	9	$5.7 billion	55	$4.8 billion
Daniel J. Fuss	15	$49.0 billion	3	$1.8 billion	67	$9.5 billion
Mathew Eagan	10	$46.2 billion	14	$5.2 billion	55	$4.9 billion
Elaine M. Stokes	10	$46.2 billion	6	$3.9 billion	49	$2.5 billion

Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Kathleen C. Gaffney	0	$0	0	$0	0	$0
Daniel J. Fuss	0	$0	0	$0	4	$562 million
Mathew Eagan	0	$0	0	$0	1	$273 million
Elaine M. Stokes	0	$0	0	$0	1	$260 million

Conflict of Interest

The fact that a portfolio manager manages a mutual fund as well as other accounts creates the potential for conflicts of interest. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that pay higher fees, accounts that pay performance-based fees or accounts of affiliated companies. Such favorable treatment could lead to more favorable investment opportunities for some accounts. Loomis Sayles makes investment decisions for all accounts (including institutional accounts, mutual funds, hedge funds and affiliated accounts) based on each account’s specific investment objectives, guidelines, restrictions and circumstances and other relevant factors, such as the size of an available investment opportunity, the availability of other comparable investment opportunities and Loomis Sayles’ desire to treat all accounts fairly and equitably over time. In addition, Loomis Sayles maintains trade allocation and aggregation policies and procedures to address this potential conflict.

Compensation

Loomis Sayles believes that portfolio manager compensation should be driven primarily by the delivery of consistent and superior long-term performance for its clients. Portfolio manager compensation is made up of three main components – base salary, variable compensation and a long-term incentive program. Although portfolio manager compensation is not directly tied to assets under management, a portfolio manager’s base salary and/or variable compensation potential may reflect the amount of assets for which the manager is responsible relative to other portfolio managers. Loomis Sayles also offers a profit sharing plan.

Base salary is a fixed amount based on a combination of factors including industry experience, firm experience, job performance and market considerations.

Variable compensation is an incentive-based component and generally represents a significant multiple of base salary. It is based on four factors – investment performance, profit growth of the firm, profit growth of the manager’s business unit and team commitment. Investment performance is the primary component and generally represents at least 60% of the total for fixed income managers. The other three factors are used to determine the remainder of variable compensation, subject to the discretion of the group’s Chief Investment Officer (CIO) and senior management. The CIO and senior management evaluate these other factors annually.

While mutual fund performance and asset size do not directly contribute to the compensation calculation, investment performance is measured by comparing the performance of the firm’s institutional composite (pre-tax and net of fees) in the manager’s style to the performance of an external benchmark and a customized peer group. The benchmark used for the investment style utilized for Transamerica Loomis Sayles Bond is the Barclays Capital U.S. Government/Credit Index. The customized peer group is created by the firm and is made up of institutional managers in the particular investment style. A manager’s relative performance for the past five years is used to calculate the amount of variable compensation payable due to performance. To ensure consistency, the firm analyzes the five-year performance on a rolling three-year basis. If a manager is responsible for more than one product, the rankings of each product are weighted based on relative asset size of accounts represented in each product.

Loomis Sayles uses both an external benchmark and a customized peer group as measuring sticks because it believes they represent an appropriate combination of the competitive fixed income product universe and the investment styles offered by the firm.

Loomis Sayles has developed and implemented two long-term incentive plans to attract and retain investment talent. These plans supplements existing compensation. The first plan has several important components distinguishing it from traditional equity ownership plans:

•	the plan grants units that entitle participants to an annual payment based on a percentage of company earnings above an established threshold;

•	upon retirement a participant will receive a multi-year payout for his or her vested units;

•	participation is contingent upon signing an award agreement, which includes a non-compete covenant.

The second plan also is similarly constructed although the participants’ annual participation in company earnings is deferred for three years from the time of award and is only payable if the portfolio manager remains at Loomis Sayles. In this plan, there is no post-retirement payments or non-complete covenants.

Senior management expects that the variable compensation portion of overall compensation will continue to remain the largest source of income for those investment professionals included in the plan. The plan is initially offered to portfolio managers and over time the scope of eligibility is likely to widen. Management has full discretion on what units are issued and to whom.

Mr. Fuss’s compensation is also based on his overall contributions to the firm in his various roles as Senior Portfolio Manager, Vice Chairman and Director. As a result of these factors, the contribution of investment performance to Mr. Fuss’ total variable compensation may be significantly lower than the percentage reflected above. Mr. Fuss also received fixed payments related to his continued service with the firm. These payments were made by the parent company of Loomis Sayles pursuant to an agreement entered into at the time of the parent company’s acquisition of Loomis Sayles’ previous parent company.

Portfolio managers also participate in the Loomis Sayles profit sharing plan, in which Loomis Sayles makes a contribution to the retirement plan of each employee based on a percentage of base salary (up to a maximum amount). The portfolio managers also participate in the Loomis Sayles defined benefit pension plan, which applies to all Loomis Sayles employees who joined the firm prior to May 3, 2003. The defined benefit is based on years of service and base compensation (up to a maximum amount).

Ownership of Securities

As of October 31, 2010, the portfolio managers did not beneficially own any equity securities in the fund.

Transamerica MFS International Equity

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Daniel Ling	10	$8.7 billion	1	$273.5 million	22	$5.4 billion
Marcus L. Smith	10	$8.7 billion	1	$273.5 million	24	$5.9 billion

Fee Based Accounts* (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Daniel Ling	0	$0	0	$0	1	$417.5 million
Marcus L. Smith	0	$0	0	$0	1	$417.5 million

*     Performance fees for any particular account are paid to MFS, not the portfolio manager, and the portfolio manager’s compensation is not determined by reference to the level of performance fees received by MFS.

Conflict of Interest

MFS seeks to identify potential conflicts of interest resulting from a portfolio manager’s management of both a Fund and other accounts, and has adopted policies and procedures designed to address such potential conflicts.

The management of multiple funds and accounts (including proprietary accounts) gives rise to potential conflicts of interest if the funds and accounts have different objectives and strategies, benchmarks, time horizons and fees as a portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. In certain instances there are securities which are suitable for a fund’s portfolio as well as for accounts of MFS or its subsidiaries with similar investment objectives. A fund’s trade allocation policies may give rise to conflicts of interest if a fund’s orders do not get fully executed or are delayed in getting executed due to being aggregated with those of other accounts of MFS or its subsidiaries. A portfolio manager may execute transactions for another fund or account that may adversely affect the value of a fund’s investments. Investments selected for funds or accounts other than a fund may outperform investments selected for a fund.

When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as a fund is concerned. In most cases, however, MFS believes that a fund’s ability to participate in volume transactions will produce better executions for the fund.

MFS and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the fund, for instance, those that pay a higher advisory fee and/or have a performance adjustment and/or include an investment by the portfolio manager of a significant percentage of the portfolio manager’s assets.

Compensation

Portfolio manager compensation is reviewed annually. As of December 31, 2010, the MFS portfolio managers’ total cash compensation is a combination of base salary and performance bonus:

Base Salary – Base salary represents a smaller percentage of portfolio manager total cash compensation than performance bonus.

Performance Bonus – Generally, the performance bonus represents more than a majority of portfolio manager total cash compensation.

The performance bonus is based on a combination of quantitative and qualitative factors, generally with more weight given to the former and less weight given to the latter.

The quantitative portion is based on the pre-tax performance of assets managed by the portfolio manager over one-, three-, and five-year periods relative to peer group universes and/or indices (“benchmarks”). As of December 31, 2010, the following benchmarks were used:

Portfolio Manager	Benchmark(s)
Daniel Ling

Lipper International Funds

Lipper International Large-Cap Growth Funds

Lipper International Large-Cap Core Funds

MSCI EAFE Index

MSCI EAFE Growth Index

MSCI All Country (ex U.S.) World Index

Standard & Poor’s EPAC Large Mid Cap Growth Index

MSCI World (ex U.S.) Index

MSCI EAFE & Canada Index

Marcus L. Smith

Lipper International Funds
Lipper International Large-Cap Core Funds
Lipper International Large-Cap Growth Funds
MSCI EAFE Index MSCI EAFE Growth Index MSCI All Country World (ex. U.S.) Index MSCI EAFE & Canada Index
MSCI World (ex U.S.) Index
Standard & Poor’s EPAC Large Midcap Growth Index

Additional or different benchmarks, including versions of indices and custom indices may also be used. Primary weight is given to portfolio performance over a three-year time period with lesser consideration given to portfolio performance over one-year and five-year periods (adjusted as appropriate if the portfolio manager has served for less than five years).

The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts, and traders) and management’s assessment of overall portfolio manager contributions to investor relations and the investment process (distinct from fund and other account performance).

Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests and/or options to acquire equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process, and other factors.

Finally, portfolio managers also participate in benefit plans (including a defined contribution plan and health and other insurance plans) and programs available generally to other employees of MFS. The percentage such benefits represent of any portfolio manager’s compensation depends upon the length of the individual’s tenure at MFS and salary level, as well as other factors.

Ownership of Securities

As of October 31, 2010, neither of the portfolio managers beneficially owned any equity securities in the fund.

Transamerica Morgan Stanley Capital Growth

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Dennis P. Lynch	28	$16 billion	4	$2 billion	12	$994 million
David S. Cohen	28	$16 billion	4	$2 billion	12	$994 million
Sam G. Chainani	28	$16 billion	4	$2 billion	12	$994 million
Alexander T. Norton	28	$16 billion	4	$2 billion	12	$994 million
Jason C. Yeung	28	$16 billion	4	$2 billion	12	$994 million
Armistead B. Nash	28	$16 billion	4	$2 billion	12	$994 Million

Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Dennis P. Lynch	0	$0	0	$0	0	$0
David S. Cohen	0	$0	0	$0	0	$0
Sam G. Chainani	0	$0	0	$0	0	$0
Alexander T. Norton	0	$0	0	$0	0	$0
Jason C. Yeung	0	$0	0	$0	0	$0
Armistead B. Nash	0	$0	0	$0	0	$0

Transamerica Morgan Stanley Emerging Markets Debt

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Eric J. Baurmeister	7	$2 billion	19	$2 billion	14	$5 billion
Federico L. Kaune	7	$2 billion	19	$2 billion	14	$5 billion

Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Eric J. Baurmeister	0	$0	0	$0	1	$133 million
Federico L. Kaune	0	$0	0	$0	1	$133 million

Transamerica Morgan Stanley Growth Opportunities

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Dennis P. Lynch	28	$16 billion	4	$2 billion	12	$994 million
David S. Cohen	28	$16 billion	4	$2 billion	12	$994 million
Sam G. Chainani	28	$16 billion	4	$2 billion	12	$994 million
Alexander T. Norton	28	$16 billion	4	$2 billion	12	$994 million
Jason C. Yeung	28	$16 billion	4	$2 billion	12	$994 million
Armistead B. Nash	28	$16 billion	4	$2 billion	12	$994 Million

Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Dennis P. Lynch	0	$0	0	$0	0	$0
David S. Cohen	0	$0	0	$0	0	$0
Sam G. Chainani	0	$0	0	$0	0	$0
Alexander T. Norton	0	$0	0	$0	0	$0
Jason C. Yeung	0	$0	0	$0	0	$0
Armistead B. Nash	0	$0	0	$0	0	$0

Transamerica Morgan Stanley Mid-Cap Growth

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Dennis P. Lynch	28	$16 billion	4	$2 billion	12	$994 million
David S. Cohen	28	$16 billion	4	$2 billion	12	$994 million
Sam G. Chainani	28	$16 billion	4	$2 billion	12	$994 million
Alexander T. Norton	28	$16 billion	4	$2 billion	12	$994 million
Jason C. Yeung	28	$16 billion	4	$2 billion	12	$994 million
Armistead B. Nash	28	$16 billion	4	$2 billion	12	$994 Million

Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Dennis P. Lynch	0	$0	0	$0	0	$0
David S. Cohen	0	$0	0	$0	0	$0
Sam G. Chainani	0	$0	0	$0	0	$0
Alexander T. Norton	0	$0	0	$0	0	$0
Jason C. Yeung	0	$0	0	$0	0	$0
Armistead B. Nash	0	$0	0	$0	0	$0

Transamerica Morgan Stanley Small Company Growth

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Dennis P. Lynch	28	$16 billion	4	$2 billion	12	$994 million
David S. Cohen	28	$16 billion	4	$2 billion	12	$994 million
Sam G. Chainani	28	$16 billion	4	$2 billion	12	$994 million
Alexander T. Norton	28	$16 billion	4	$2 billion	12	$994 million
Jason C. Yeung	28	$16 billion	4	$2 billion	12	$994 million
Armistead B. Nash	28	$16 billion	4	$2 billion	12	$994 Million

Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Dennis P. Lynch	0	$0	0	$0	0	$0
David S. Cohen	0	$0	0	$0	0	$0
Sam G. Chainani	0	$0	0	$0	0	$0
Alexander T. Norton	0	$0	0	$0	0	$0
Jason C. Yeung	0	$0	0	$0	0	$0
Armistead B. Nash	0	$0	0	$0	0	$0

Conflict of Interest

Because the portfolio managers may manage assets for other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the sub-adviser may receive fees from certain accounts that are higher than the fee it receives from the fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the fund. In addition, a conflict of interest could exist to the extent the sub-adviser has proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in the sub-adviser’s employee benefits and/or deferred compensation plans. The portfolio manager may have an incentive to favor these accounts over others. If the sub-adviser manages accounts that engage in short sales of securities of the type in which the fund invests, the sub-adviser could be seen as harming the performance of the fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. The sub-adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

Compensation

Portfolio Manager Compensation Structure

Portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all funds/accounts managed by the portfolio manager.

Base salary compensation. Generally, portfolio managers receive base salary compensation based on the level of their position with the Investment Adviser.

Discretionary compensation. In addition to base compensation, portfolio managers may receive discretionary compensation.

Discretionary compensation can include:

• Cash Bonus.

• Morgan Stanley’s Long Term Incentive Compensation awards—a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock or other investments that are subject to vesting and other conditions.

• Investment Management Alignment Plan (IMAP) awards — a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Investment Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio managers must notionally invest a minimum of 25% to a maximum of 100% of their IMAP deferral account into a combination of the designated funds they manage that are included in the IMAP fund menu, which may or may not include the Fund. For 2008 awards, a clawback provision was implemented that could be triggered if the individual engages in conduct detrimental to the Investment Adviser or its affiliates. For 2009 awards, this provision was further strengthened to allow Morgan Stanley to clawback compensation in certain situations such as a material restatement of Morgan Stanley’s financial statement or losses on certain trading positions, investments or holdings.

• Voluntary Deferred Compensation Plans—voluntary programs that permit certain employees to elect to defer a portion of their discretionary year-end compensation and notionally invest the deferred amount across a range of designated investment funds, which may include funds advised by the Investment Adviser or its affiliates.

Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. These factors include but are not limited to performance (team, product, Morgan Stanley Investment Management and individual), revenues generated by the fund/accounts managed by the portfolio manager, assets managed by the portfolio manager, market compensation survey research by independent third parties and other qualitative factors, such as contributions to client objectives.

Ownership of Securities

As of October 31, 2010, the portfolio managers did not own any shares in the funds they manage.

Transamerica Neuberger Berman International

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Benjamin Segal	4	$774.2 million	0	$0	54	$5.6 billion

Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Benjamin Segal	0	$0	0	$0	0	$0

Conflict of Interest

Certain conflicts of interest may arise in connection with the management of multiple portfolios. Potential conflicts could include, for example, conflicts in the allocation of investment opportunities and aggregated trading. The sub-adviser has adopted policies and procedures that are designed to minimize the effects of these conflicts.

Compensation

Neuberger Berman’s compensation philosophy is one that focuses on rewarding performance and incentivizing our employees. Neuberger Berman is also focused on creating a compensation process that it believes is fair, transparent, and competitive with the market.

Compensation for Portfolio Managers consists of fixed and variable compensation but is more heavily weighted on the variable portion of total compensation and reflects individual performance, overall contribution to the team, collaboration with colleagues across Neuberger Berman and, most importantly, overall investment performance. In particular, the bonus for a Portfolio Manager is determined by using a formula and may or may not contain a discretionary component. If applicable, the discretionary component is determined on the basis of a variety of criteria, including investment performance (including the pre-tax three-year track record in order to emphasize long-term performance), utilization of central resources (including research, sales and operations/support), business building to further the longer term sustainable success of the investment team, effective team/people management, and overall contribution to the success of Neuberger Berman. In addition, compensation of portfolio managers at other comparable firms is considered, with an eye toward remaining competitive with the market.

The terms of Neuberger Berman’s long-term retention incentives are as follows:

Employee-Owned Equity. An integral part of the Acquisition (the management buyout of Neuberger Berman in 2009) was implementing an equity ownership structure which embodies the importance of incentivizing and retaining key investment professionals.

The senior Portfolio Managers on the mutual fund teams are key shareholders in the equity ownership structure. On a yearly basis over the next five years, the equity ownership allocations will be re-evaluated and re-allocated based on performance and other key metrics. A set percentage of employee equity and preferred stock is subject to vesting.

Contingent Compensation Plan. Neuberger Berman has also established the Neuberger Berman Group Contingent Compensation Plan pursuant to which a certain percentage of a Portfolio Manager’s compensation is deemed contingent and vests over a three-year period. Under the plan, participating Portfolio Managers and other participating employees who are members of mutual fund investment teams will receive a cash return on their contingent compensation with a portion of such return being determined based on the team’s investment performance, as well as the performance of a portfolio of other investment funds managed by Neuberger Berman Group investment professionals.

Restrictive Covenants. Portfolio Managers who have received equity interests have agreed to certain restrictive covenants, which impose obligations and restrictions on the use of confidential information and the solicitation of Neuberger Berman employees and clients over a specified period of time if the Portfolio Manager leaves the firm.

Other Accounts. Certain Portfolio Managers may manage products other than mutual funds, such as high net worth separate accounts. For the management of these accounts, a Portfolio Manager may generally receive a percentage of pre-tax revenue determined on a monthly basis less certain deductions (e.g., a “finder’s fee” or “referral fee” paid to a third party). The percentage of revenue a Portfolio Manager receives will vary based on certain revenue thresholds.

Ownership of Securities

As of October 31, 2010, the portfolio manager did not beneficially own any equity securities in the fund.

Transamerica Oppenheimer Developing Markets

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Justin Leverenz	3	$20.4 billion	3	$567 million	3	$428 million

Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Justin Leverenz	0	$0	0	$0	0	$0

Transamerica Oppenheimer Small- & Mid-Cap Value

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
John Damian	11	$7.9 billion	0	$0	3	$201 million

Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
John Damian	0	$0	0	$0	0	$0

Conflict of Interest

As indicated in the chart above, the Portfolio Managers also manage other funds and accounts. Potentially, at times, those responsibilities could conflict with the interests of the funds. That may occur whether the investment objectives and strategies of the other funds and accounts are the same as, or different from, the funds’ investment objectives and strategies. For example, the Portfolio Managers may need to allocate investment opportunities between the funds and another fund or account having similar objectives or strategies, or he may need to execute transactions for another fund or account that could have a negative impact on the value of securities held by the funds. Not all funds and accounts advised by Oppenheimer have the same management fee. If the management fee structure of another fund or account is more advantageous to Oppenheimer than the fee structure of the funds, Oppenheimer could have an incentive to favor the other fund or account. However, Oppenheimer’s compliance procedures and Code of Ethics recognize Oppenheimer’s fiduciary obligation to treat all of its clients, including the funds, fairly and equitably, and are designed to preclude the Portfolio Managers from favoring one client over another. It is possible, of course, that those compliance procedures and the Code of Ethics may not always be adequate to do so. At different times, the funds’ Portfolio Managers may manage other funds or accounts with investment objectives and strategies similar to those of the funds, or she may manage funds or accounts with different investment objectives and strategies.

Compensation

The base pay component of each portfolio manager is reviewed regularly to ensure that it reflects the performance of the individual, is commensurate with the requirements of the particular portfolio, reflects any specific competence or specialty of the individual manager, and is competitive with other comparable positions. The annual discretionary bonus is determined by senior management of Oppenhiemer and is based on a number of factors, including a fund’s pre-tax performance for periods of up to five years, measured against an appropriate Lipper benchmark selected by management. The majority (80%) is based on three and five year data, with longer periods weighted more heavily. Below median performance in all three periods results in an extremely low, and in some cases no, performance based bonus. The Lipper benchmark with respect to Transamerica Oppenheimer Developing Markets is Lipper – Emerging Markets funds. The Lipper benchmark with respect to Transamerica Oppenheimer Small- & Mid-Cap Value is Lipper – Mid Cap Value Funds. Other factors considered include management quality (such as style consistency, risk management, sector coverage, team leadership and coaching) and organizational development. The Portfolio Manager’s compensation is not based on the total value of the fund’s portfolio assets, although the fund’s investment performance may increase those assets. The compensation structure is also intended to be internally equitable and serve to reduce potential conflicts of interest between the fund and other funds as accounts managed by the Portfolio Manager. Except as described, the compensation structure of the other funds and accounts managed by the Portfolio Manager is the same as the compensation structure of the fund, described above.

Ownership of Securities

As of October 31, 2010, the portfolio managers did not beneficially own any equity securities in the funds.

Transamerica PIMCO Real Return TIPS

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Mihir Worah	20	$62.5 billion	16	$10 billion	60	23.3 billion$

Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Mihir Worah	0	$0	0	$0	10	$4.1 billion

Transamerica PIMCO Total Return

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Chris P. Dialynas	15	$20.1 billion	16	$14.5 billion	103	$41.2 billion

Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Chris P. Dialynas	0	$0	0	$0	11	$5.8 billion

Conflict of Interest

From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the investments of a fund, on the one hand, and the management of other accounts, on the other. The other accounts might have similar investment objectives or strategies as the funds, track the same index a fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the funds. The other accounts might also have different investment objectives or strategies than the funds.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of a fund. Because of their positions with the funds, the portfolio managers know the size, timing and possible market impact of a fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a fund.

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both a fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a fund and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the funds and certain pooled investment vehicles, including investment opportunity allocation issues.

Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the funds and such other accounts on a fair and equitable basis over time.

Compensation

PIMCO has adopted a “Total Compensation Plan” for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm’s mission statement. The Total Compensation Plan includes a significant incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary, a bonus, and may include a retention bonus. Portfolio managers who are Managing Directors of PIMCO also receive compensation from PIMCO’s profits. Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO’s deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee’s compensation. PIMCO’s contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

Salary and Bonus. Base salaries are determined by considering an individual portfolio manager’s experience and expertise and may be reviewed for adjustment annually. Portfolio managers are entitled to receive bonuses, which may be significantly more than their base salary, upon attaining certain performance objectives based on predetermined measures of group or department success. These goals are specific to individual portfolio managers and are mutually agreed upon annually by each portfolio manager and his or her manager. Achievement of these goals is an important, but not exclusive, element of the bonus decision process.

In addition, the following non-exclusive list of qualitative criteria (collectively, the “Bonus Factors”) may be considered when determining the bonus for portfolio managers:

•

3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax investment performance as judged against the applicable benchmarks for each account managed by a portfolio manager (including the funds) and relative to applicable industry peer groups;

•	Appropriate risk positioning that is consistent with PIMCO’s investment philosophy and the Investment Committee/CIO approach to the generation of alpha;

•	Amount and nature of assets managed by the portfolio manager;

•	Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

•	Generation and contribution of investment ideas in the context of PIMCO’s secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;

•	Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;

•	Contributions to asset retention, gathering and client satisfaction;

•	Contributions to mentoring, coaching and/or supervising; and

•	Personal growth and skills added.

A portfolio manager’s compensation is not based directly on the performance of any fund or any other account managed by that portfolio manager. Final bonus award amounts are determined by the PIMCO Compensation Committee.

Investment professionals, including portfolio managers, are eligible to participate in a Long Term Cash Bonus Plan (“Cash Bonus Plan”), which provides cash awards that appreciate or depreciate based upon the performance of PIMCO’s parent company, Allianz Global Investors, and PIMCO over a three-year period. The aggregate amount available for distribution to participants is based upon Allianz Global Investors’ profit growth and PIMCO’s profit growth. Participation in the Cash Bonus Plan is based upon the Bonus Factors, and the payment of benefits from the Cash Bonus Plan, is contingent upon continued employment at PIMCO.

Key employees of PIMCO, including certain Managing Directors, Executive Vice Presidents, and Senior Vice Presidents, are eligible to participate in the PIMCO Class M Unit Equity Participation Plan, a long-term equity plan. The Class M Unit Equity Participation Plan grants options on PIMCO equity that vest in years three, four and five. Upon vesting, the options will convert into PIMCO M Units, which are non-voting common equity of PIMCO. M Units pay out quarterly distributions equal to a pro-rata share of PIMCO’s net profits. There is no assured liquidity and they may remain outstanding perpetually.

Profit Sharing Plan. Instead of a bonus, portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Partner Compensation Committee, based upon an individual’s overall contribution to the firm and the Bonus Factors. Under his employment agreement, William Gross receives a fixed percentage of the profit sharing plan.

Allianz Transaction Related Compensation. In May 2000, a majority interest in the predecessor holding company of PIMCO was acquired by a subsidiary of Allianz AG (currently known as Allianz SE) (“Allianz”). In connection with the transaction, Mr. Gross received a grant of restricted stock of Allianz, the last of which vested on May 5, 2005.

Portfolio managers who are Managing Directors also have long-term employment contracts, which guarantee severance payments in the event of involuntary termination of a Managing Director’s employment with PIMCO.

Ownership of Securities

As of October 31, 2010, the respective portfolio managers were not beneficial owners of shares of a fund that they managed.

Transamerica Schroders International Small Cap

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Matthew Dobbs	2	$2.6 billion	7	$1.9 billion	3	$481 million

Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Matthew Dobbs	1	$2.4 billion	1	$431 million	0	$0

Conflict of Interest

Whenever the portfolio manager of the fund manages other accounts, potential conflicts of interest exist, including potential conflicts between the investment strategy of the fund and the investment strategy of the other accounts. For example, in certain instances, a portfolio manager may take conflicting positions in a particular security for different accounts, by selling a security for one account and continuing to hold it for another account. In addition, the fact that other accounts require the portfolio manager to devote less than all of his or her time to the fund may be seen itself to constitute a conflict with the interest of the fund.

The portfolio manager may also execute transactions for another fund or account at the direction of such fund or account that may adversely impact the value of securities held by the fund. Securities selected for funds or accounts other than the fund may outperform the securities selected for the fund. Finally, if the portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and accounts. At Schroders, individual portfolio managers may manage multiple accounts for multiple clients. In addition to mutual funds, these other accounts may include separate accounts, collective trusts, or offshore funds. Certain of these accounts may pay a performance fee, and portfolio managers may have an incentive to allocate investment to these accounts.

Schroders manages potential conflicts between funds or with other types of accounts through allocation policies and procedures, internal review processes, and oversight by directors. Schroders has developed trade allocation systems and controls to ensure that no one client, regardless of type, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations where two or more funds or accounts participate in investment decisions involving the same securities.

The structure of the portfolio manager’s compensation may give rise to potential conflicts of interest. Each portfolio manager’s base pay tends to increase with additional and more complex responsibilities that include increased assets under management, which indirectly links compensation to sales.

Schroders has adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

Compensation

Schroders fund managers are paid in a combination of base salary and annual bonus, as well as the standard retirement, health, and welfare benefits available to all of our employees. Certain of the most senior managers also participate in a long-term incentive program.

Base salary is determined by reference to the level of responsibility inherent in the role and the experience of the incumbent, and is benchmarked annually against market data to ensure that Schroders is paying competitively. The base salary is subject to an annual review, and will increase if market movements make this necessary and/or if there has been an increase in the employee’s responsibilities. At more senior levels, base salaries tend to move less as the emphasis is increasingly on the discretionary bonus.

Bonuses for fund managers, including Mr. Dobbs, may be comprised of an agreed contractual floor and/or a discretionary component. Any discretionary bonus is determined by a number of factors. At a macro level the total amount available to spend is a function of the compensation to revenue ratio achieved by the firm globally. Schroders then assess the performance of the division and of the team to determine the share of the aggregate bonus pool that is spent in each area. This focus on “team” maintains consistency and minimizes internal competition that may be detrimental to the interests of our clients. For individual fund managers, Schroders assess the performance of their funds relative to competitors and to the relevant benchmarks over one and three year periods, the level of funds under management, and the level of performance fees generated. Schroders also reviews “softer” factors such as leadership, contribution to other parts of the business, and adherence to our corporate values of excellence, integrity, teamwork, passion, and innovation.

For those employees receiving significant bonuses, a part may be deferred in the form of Schroders plc stock. These employees may also receive part of the deferred award in the form of notional cash investments in a range of Schroders’ funds. These deferrals vest over a period of three years and ensure that the interests of the employee are aligned with those of the shareholder and with those of investors. Over recent years, Schroders has increased the level of deferred awards and as a consequence these key employees have an increasing incentive to remain with Schroders as their store of unvested awards grows over time.

For the purposes of determining the portfolio manager’s bonus, the relevant external benchmarks for performance comparison includes a blend of international small cap benchmarks.

Ownership of Securities

As of October 31, 2010, the portfolio manager was not a beneficial owner of shares of the fund.

Transamerica Systematic Small/Mid Cap Value

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Kenneth Burgess	0	$0	0	$0	291	$748 million
Ronald Mushock	6	$777 million	0	$0	986	$2.5 billion

Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Kenneth Burgess	0	$0	0	$0	0	$0
Ronald Mushock	0	$0	0	$0	2	$237 million

Conflict of Interest

Systematic Financial Management, L.P. (Systematic) is an affiliated firm of Affiliated Managers Group, Inc. (AMG). The AMG Affiliates do not formulate advice for Systematic’s clients and do not, in Systematic’s view, present any potential conflict of interest with Systematic’s clients. From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the investments of the Funds, on the one hand, and the management of other accounts, on the other. The portfolio managers oversee the investment of various types of accounts in the same strategy, such as mutual funds, pooled investment vehicles and separate accounts for individuals and institutions. Investment decisions generally are applied to all accounts utilizing that particular strategy, taking into consideration client restrictions, instructions and individual needs. A portfolio manager may manage an account whose fees may be higher or lower than the fee charged to a Fund to provide for varying client circumstances. Management of multiple funds and accounts may create potential conflicts of interest relating to the allocation of investment opportunities, and the aggregation and allocation of client trades. Additionally, the management of the Funds and other accounts may result in a portfolio manager devoting unequal time and attention to the management of the Funds or other accounts. However, Systematic has a variety of internal controls in place that are reasonably designed to detect such conflicts and protect the interest of its clients.

During the normal course of managing assets for multiple clients of varying types and asset levels, the portfolio managers may encounter conflicts of interest that could, if not properly addressed, be harmful to one or more of our clients. Those of a material nature that are encountered most frequently involve security selection, employee personal securities trading, proxy voting and the allocation of securities. To mitigate these conflicts and ensure its clients are not impacted negatively by the adverse actions of Systematic or its employees, Systematic has implemented a series of policies and procedures including, but not limited to, its Code of Ethics, which addresses personal securities trading, Proxy Voting Policy and Trade Error Policy, designed to prevent and detect conflicts when they occur. Systematic reasonably believes that these and other policies combined with the periodic review and testing performed by its compliance professionals adequately protects the interest of its clients. A portfolio manager may also face other potential conflicts of interest in managing the Funds, and the description above is not a complete description of every conflict of interest that could be deemed to exist in managing both the Fund and the other accounts listed above.

Compensation

The compensation package for portfolio managers Ronald Mushock and Kevin McCreesh, consists of a fixed base salary, a share of the Firm’s profits based on each Partner’s respective individual ownership position in Systematic. Total compensation is influenced by Systematic’s overall profitability, and therefore is based in part on the aggregate performance of all of Systematic’s portfolios. Portfolio managers are not compensated based solely on the performance of, or the value of assets held in, any product managed by Systematic. Moreover, the Portfolio Managers are provided with a benefits package, including health insurance, and participation in a company 401(K) plan, comparable to that received by other Systematic employees.

Ownership of Securities

As of October 31, 2010, the portfolio managers did not beneficially own equity securities of the fund.

Transamerica Third Avenue Value

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Curtis R. Jensen	5	$2.7 billion	1	$6.1 million	0*	$0
Yang Lie	1	$191 million	0	$0	0*	$0
Kathleen K. Crawford	4	$1.4 billion	3	$508 million	0*	$0

Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Curtis R. Jensen	0	$0	0	$0	0	$0
Yang Lie	0	$0	0	$0	0	$0
Kathleen K. Crawford	0	$0	0	$0	0	$0

*	Mr. Jensen manages three accounts totaling over $1 million in a personal capacity and receives no advisory fee for these accounts.
*	Ms. Lie manages two accounts totaling over $1 million in a personal capacity and receives no advisory fee for these accounts.
*	Ms. Crawford manages three accounts totaling less than $1 million in a personal capacity and receives no advisory fee for these accounts.

Conflict of Interest

Circumstances may arise under which Third Avenue Management LLC’s ( “Third Avenue”) determines that, while it would be both desirable and suitable that a particular security or other investment be purchased or sold for the account of more than one of its client accounts, there is a limited supply or demand for the security or other investment. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized by the portfolio. Third Avenue has adopted policies and procedures to monitor and manage these potential conflicts of interest to protect its clients’ interests.

Compensation

As of October 31, 2010, each portfolio manager receives a fixed base salary and a cash bonus, payable each year. A portion of the bonus is deferred, pursuant to a deferred compensation plan of the sub-adviser. The bonus is determined in the discretion of senior management of the sub-adviser, and is based on a qualitative analysis of several factors, including the profitability of the sub-adviser and the contribution of the individual employee.

Ownership of Securities

As of October 31, 2010, none of the portfolio managers beneficially owned any equity securities in the fund.

Transamerica Thornburg International Value

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Williams V. Fries	14	$27.2 billion	9	$1.8 billion	39	$6.8 billion
Wendy Trevisani	13	$26.9 billion	13	$1.9 billion	7,879	$11 billion
Lei Wang	13	$26.9 billion	9	$1.8 billion	39	$6.8 billion

Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Williams V. Fries	0	$0	0	$0	1	$103 million
Wendy Trevisani	0	$0	0	$0	1	$103 million
Lei Wang	0	$0	0	$0	1	$103 million

Conflict of Interest

Most investment advisers and their portfolio managers manage investments for multiple clients, including mutual funds, private accounts, and retirement plans. In any case where a portfolio or co-portfolio manager manages the investments of two or more accounts, there is a possibility that conflicts of interest could arise between the manager’s management of a fund’s investments and the manager’s management of other accounts. These conflicts could include:

– Allocating a favorable investment opportunity to one account but not another.

– Directing one account to buy a security before purchases through other accounts increase the price of the security in the marketplace.

– Giving substantially inconsistent investment directions at the same time to similar accounts, so as to benefit one account over another.

– Obtaining services from brokers conducting trades for one account, which are used to benefit another account.

Thornburg has considered the likelihood that any material conflicts of interest could arise between a manager’s management of the fund’s investments and the manager’s management of other accounts. Thornburg has not identified any such conflicts that may arise, and has concluded that it has implemented policies and procedures to identify and resolve any such conflict if it did arise.

Compensation

The compensation of each portfolio and co-portfolio manager includes an annual salary, annual bonus, and company-wide profit sharing. Each manager also owns equity shares in Thornburg. Both the salary and bonus are reviewed approximately annually for comparability with salaries of other portfolio managers in the industry, using survey data obtained from compensation consultants. The annual bonus is subjective. Criteria that are considered in formulating the bonus include, but are not limited to, the following: revenues available to pay compensation of the manager and all other expenses related to supporting the accounts managed by the manager, multiple year historical total return of accounts managed by the manager, relative to market performance and similar investment companies; single year historical total return of accounts managed by the manager, relative to market performance and similar investment companies; the degree of sensitivity of the manager to potential tax liabilities created for account holders in generating returns, relative to overall return. To the extent that the manager realizes benefits from capital appreciation and dividends paid to shareholders of Thornburg, such benefits accrue from the overall financial performance of Thornburg.

Ownership of Securities

As of October 31, 2010, none of the portfolio managers beneficially owned any equity securities in the fund.

Transamerica TS&W International Equity

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Brandon H. Harrell	1*	$75.2 Million	0	$0	0	$0

Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Brandon H. Harrell	0	$0	0	$0	0	$0

*Represents management of the predecessor fund prior to the fund’s commencement on March 1, 2011.

Conflict of Interest

TS&W seeks to minimize actual or potential conflicts of interest that may arise from its management of the Fund and management of non-Fund accounts. TS&W has designed and implemented policies and procedures to address (although may not eliminate) potential conflicts of interest, including, among others, performance based fees; hedge funds; aggregation, allocation, and best execution or orders; TS&W’s Code of Ethics which requires personnel to act solely in the best interest of their clients and imposes certain restrictions on the ability of Access Persons to engage in personal securities transactions for their own account(s), and procedures to ensure soft dollar arrangements meet the necessary requirements of Section 28(e) of the Securities Exchange Act of 1934. TS&W seeks to treat all clients fairly and to put clients’ interests first.

Compensation

For each portfolio manager, TS&W’s compensation structure includes the following components: base salary, annual bonus, deferred profit sharing and the ability to participate in a voluntary income deferral plan.

• Base Salary. Each portfolio manager is paid a fixed base salary, which varies among portfolio managers depending on the experience and responsibilities of the portfolio manager, as well as the strength or weakness of the employment market at the time the portfolio manager is hired or upon any renewal period.

• Bonus. Each portfolio manager is eligible to receive an annual bonus. Targeted bonus amounts vary among portfolio managers based on the experience level and responsibilities of the portfolio manager. Bonus amounts are discretionary tied to overall performance versus individual objectives. Performance versus peer groups and benchmarks are taken into consideration.

• Defined Contribution Plan. At the discretion of TS&W, a contribution may be made to the employer contribution account for eligible employees of the TS&W Retirement Plan subject to IRS limitations.

• Deferred Compensation Plan. Portfolio managers meeting certain requirements are also eligible to participate in a voluntary, nonqualified deferred compensation plan that allows participants to defer a portion of their income on a pre-tax basis and potentially earn tax deferred returns.

• Equity Plan. Key employees may be awarded deferred TS&W equity grants. In addition, key employees may purchase TS&W equity directly.

Each portfolio manager is eligible to participate in benefit plans and programs available generally to all employees of TS&W.

Ownership of Securities

As of October 31, 2010, the portfolio manager beneficially owned shares in the range of $50,001-$100,000 in the predecessor fund.

Transamerica UBS Large Cap Value

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Thomas M. Cole	15	$3.7 billion	43	$7.8 billion	12	$1.3 billion
John C. Leonard	15	$3.7 billion	43	$7.8 billion	18	$1.3 billion
Thomas J. Digenan	15	$3.7 billion	43	$7.8 billion	18	$1.3 billion

Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Thomas M. Cole	0	$0	4	$1 billion	0	$0
John C. Leonard	0	$0	4	$1 billion	0	$0
Thomas J. Digenan	0	$0	4	$1 billion	0	$0

Conflict of Interest

The portfolio management team’s management of the fund and other accounts could result in potential conflicts of interest if the fund and other accounts have different objectives, benchmarks and fees because the portfolio management team must allocate its time and investment expertise across multiple accounts, including the fund. A portfolio manager and his or her team manage the fund and other accounts utilizing a model portfolio approach that groups similar accounts within a model portfolio. UBS Global AM manages accounts according to the appropriate model portfolio, including where possible, those accounts that have specific investment restrictions. Accordingly, portfolio holdings, position sizes and industry and sector exposures tend to be similar across accounts, which may minimize the potential for conflicts of interest.

If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one account or model portfolio, the fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible model portfolios and accounts. To deal with these situations, UBS Global AM has adopted procedures for allocating portfolio trades across multiple accounts to provide fair treatment to all accounts.

The management of personal accounts by a portfolio manager may also give rise to potential conflicts of interest. UBS Global AM has adopted a Code of Ethics that governs such personal trading but there is no assurance that the Code will adequately address all such conflicts.

UBS AG (“UBS”) is a worldwide full-service investment banking, broker-dealer, asset management and financial services organization. As a result, UBS Global AM and UBS (including, for these purposes, their directors, partners, officers and employees) worldwide, including the entities and personnel who may be involved in the investment activities and business operations of the fund are engaged in businesses and have interests other than that of managing the fund. These activities and interests include potential multiple advisory, transactional, financial, consultative, and other interests in transactions, companies, securities and other instruments that may be engaged in, purchased or sold by the fund.

UBS Global AM may purchase or sell, or recommend for purchase or sale, for the fund or its other accounts securities of companies: (i) with respect to which its affiliates act as an investment banker or financial adviser; (ii) with which its affiliates have other confidential relationships; (iii) in which its affiliates maintain a position or (iv) for which its affiliates make a market; or in which it or its officers, directors or employees or those of its affiliates own securities or otherwise have an interest. Except to the extent prohibited by law or regulation or by client instruction, UBS Global AM may recommend to the fund or its other clients, or purchase for the fund or its other clients, securities of issuers in which UBS has an interest as described in this paragraph.

From time to time and subject to client approval, UBS Global AM may rely on certain affiliates to execute trades for the fund or its other accounts. For each security transaction effected by UBS, UBS Global AM may compensate and UBS may retain such compensation for effecting the transaction, and UBS Global AM may receive affiliated group credit for generating such business.

Transactions undertaken by UBS or client accounts managed by UBS (“Client Accounts”) may adversely impact the fund. UBS and one or more Client Accounts may buy or sell positions while the fund is undertaking the same or a differing, including potentially opposite, strategy, which could disadvantage the fund.

Compensation

UBS’ compensation and benefits programs are designed to provide its investment professionals with incentives to excel, and to promote an entrepreneurial, performance-oriented culture with clear accountability. They also align the interests of investment professionals with those of our clients.

The total compensation received by the portfolio managers and analysts at UBS, including the Funds’ portfolio managers, has up to three basic components – a fixed component (base salary and benefits), a variable cash component and, over a certain total compensation threshold, a variable deferred component. These are described in more detail below:

•

The fixed component (base salary and benefits) is set with the aim of being competitive in the industry and is monitored and adjusted periodically with reference to the relevant local labor market in order to remain so. The fixed component is used to recognize the experience, skills and knowledge that portfolio managers and analysts bring to their roles.

•

Variable compensation is determined annually on a discretionary basis. It is correlated with the individual’s financial and non-financial contribution and with the performance of their respective function, UBS and UBS AG as a whole. As its name implies, variable compensation can be variable and is delivered in cash and, over a certain total compensation threshold, deferred.

•

Variable deferred – employees may have a portion of their variable compensation deferred. The main deferral plan is the UBS Global Asset Management Equity Ownership Plan (Global AM EOP) which vests pro rata over a three year period, subject to continued service. Through the Global AM EOP, awards are granted in the form of some combination of vehicles aligned to selected UBS funds, UBS shares or notional shares. The vehicles aligned to selected UBS funds are called Alternative Investment Vehicles or AIVs. UBS believes that not only does this deferral plan reinforce the critical importance of creating long-term business value, it also serves as an effective retention tool.

UBS strongly believes that aligning portfolio managers’ variable compensation to both the short-term and longer-term performance of their portfolios closely aligns the portfolio managers’ interests with those of the firm’s clients. The total variable compensation available generally will depend on the overall profitability of UBS AG and UBS.

The allocation of the variable compensation pool to each portfolio manager is linked to the investment performance of the assets such portfolio manager manages versus the relevant benchmark or index and, where appropriate, peer strategies, over one and three years for Equities and Fixed Income and also over five years for Global Investment Solutions.

For analysts, variable compensation is, in general, based on the performance of some combination of model and/or client portfolios, generally evaluated over one and three years and coupled with a qualitative assessment of their contribution.

Ownership of Securities

As of October 31, 2010, none of the portfolio managers beneficially owned any equity securities in the fund.

Transamerica Water Island Arbitrage Strategy

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
John S. Orrico	2	$2.3 billion	0	$0	1	$3.0 million
Todd W. Munn	2	$2.3 billion	0	$0	1	$3.0 million
Roger P. Foltynowicz	2	$2.3 billion	0	$0	1	$3.0 million

Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
John S. Orrico	0	$0	0	$0	1	$3.0 million
Todd W. Munn	0	$0	0	$0	1	$3.0 million
Roger P. Foltynowicz	0	$0	0	$0	1	$3.0 million

Conflicts of Interest

Water Island Capital, LLC (“WIC”) understands that since Messrs. Orrico, Munn, and Foltynowicz serve as portfolio managers of the fund and other accounts creates the potential for conflicts of interest. However, WIC does not believe that the overlapping responsibilities of Messrs. Orrico, Munn, and Foltynowicz or the various elements of their compensation present any material conflict of interest for the following reasons:

•	The fund and other accounts are similarly managed;
•	WIC follows strict and detailed written allocation procedures designed to allocate securities purchases and sales between the fund and the other accounts in a fair and equitable manner;
•	WIC had adopted policies limiting the ability of Messrs. Orrico, Munn, and Foltynowicz to cross trade securities between the fund and other accounts and

•	All allocations are subject to review by WIC’s Chief Compliance Officer.

Compensation

Name of Portfolio Manager	Form of Compensation	Source of Compensation	Method Used to Determine Compensation (Including Any Differences in Method Between Account Types)

John S. Orrico	Salary/Bonus (paid in cash)	Water Island Capital, LLC	Mr. Orrico receives compensation that is a combination of salary and a bonus based on the profitability of the Adviser.

Todd Munn	Salary/Bonus (paid in cash)	Water Island Capital, LLC	Mr. Munn receives compensation that is a combination of salary and a bonus based on the profitability of the Adviser.

Roger Foltynowicz	Salary/Bonus (paid in cash)	Water Island Capital, LLC	Mr. Foltynowicz receives compensation that is a combination of salary and a bonus based on the profitability of the Adviser.

Ownership of Securities

As of the date of this SAI, none of the portfolio managers beneficially owned any equity securities in the fund.

Transamerica WMC Diversified Equity

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Paul E. Marrkand	8	$8.8 billion	7	$808 million	7	$1.3 billion

Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Paul E. Marrkand	1	$3.7 billion	0	$0	0	$0

Transamerica WMC Diversified Growth

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Paul E. Marrkand	7	$7.6 billion	7	$808 million	7	$1.3 billion

Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Paul E. Marrkand	1	$3.7 billion	0	$0	0	$0

Transamerica WMC Emerging Markets

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Vera M. Trojan	0	$0	13	$5.8 billion	22	$4.5 billion

Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Vera M. Trojan	0	$0	3	$34.6 million	7	$845 million

Transamerica WMC Quality Value

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Matthew G. Baker	2	$10.6 billion	4	$568 million	7	$1.6 billion
Edward P. Bousa	5	$46.6 billion	8	$1.2 billion	12	$2.3 billion

Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Matthew G. Baker	0	$0	0	$0	1	$389 million
Edward P. Bousa	2	$35.3 billion	0	$0	2	$557 million

Conflict of Interest

Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. The funds’ managers listed in the prospectuses who are primarily responsible for the day-to-day management of the funds (“Investment Professionals”) generally manage accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the funds. The Investment Professionals make investment decisions for each account, including the relevant fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Investment Professionals may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the relevant fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the relevant fund.

An Investment Professional or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the relevant fund, or make investment decisions that are similar to those made for the relevant fund, both of which have the potential to adversely impact the relevant fund depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, an Investment Professional may purchase the same security for the relevant fund and one or more other accounts at or about the same time. In those instances the other accounts will have access to their respective holdings prior to the public disclosure of the relevant fund’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the funds. Because incentive payments paid by Wellington Management to the Investment Professionals are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by a given Investment Professional. Finally, the Investment Professionals may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.

Compensation

Wellington Management receives a fee based on the assets under management of each fund as set forth in the Investment Sub-advisory Agreement between Wellington Management and TAM on behalf of each fund. Wellington Management pays its investment professionals out of its total revenues, including the advisory fees earned with respect to each fund. The following information relates to the fiscal year ended October 31, 2010.

Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of the Investment Professionals includes a base salary and incentive components. The base salary for each Investment Professional who is a partner of Wellington Management is generally a fixed amount that is determined by the Managing Partners of the firm. The base salary for Mr. Baker is determined by his experience and performance in his role as an Investment Professional. Base salaries for Wellington Management’s employees are reviewed annually and may be adjusted based on the recommendation of an Investment Professional’s manager, using guidelines established by Wellington Management’s Compensation Committee, which has final oversight responsibility for base salaries of employees of the firm. Each Investment Professional is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the fund managed by the Investment Professional and generally each other account managed by such Investment Professional. Each Investment Professional’s incentive payment relating to the relevant fund is linked to the gross pre-tax performance of the fund managed by the Investment Professional compared to the benchmark index and/or peer group identified below over one and three year periods, with an emphasis on three year results. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by the Investment Professionals, including accounts with performance fees.

Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Investment Professionals may also be eligible for bonus payments based on their overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on factors other than account performance. Each partner of Wellington Management is eligible to participate in a partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Messrs. Bousa and Marrkand and Ms. Trojan are partners of the firm.

Fund	Benchmark Index and/or Peer Group for Incentive Period
Transamerica WMC Diversified Equity	Russell 1000® Growth Index
Transamerica WMC Diversified Growth	Russell 1000® Growth Index
Transamerica WMC Emerging Markets	MSCI Emerging Markets Index
Transamerica WMC Quality Value	Russell 1000® Value Index

Ownership of Securities

As of October 31, 2010, the portfolio managers did not beneficially own any equity securities in the funds.

APPENDIX C

MORE ON STRATEGIES AND RISKS

ACTIVE TRADING

Securities may be sold without regard to the length of time held. A high portfolio turnover rate may have a negative impact on performance by increasing transaction costs and generating greater tax liabilities for shareholders.

ASSET ALLOCATION FUNDS

The sub-adviser allocates fund assets among underlying funds. These allocations may not be successful.

ASSET-BACKED SECURITIES

Some funds may purchase asset-backed securities. Asset-backed securities have many of the same characteristics and risks as the mortgage-related securities described above, except that asset-backed securities may be backed by non-real-estate loans, leases or receivables such as auto, credit card or home equity loans.

ASSET-BASED SECURITIES-NATURAL RESOURCES

Asset-based securities are fixed income securities whose value is related to the market price of a certain natural resource, such as a precious metal. Although the market price of these securities is expected to follow the market price of the related resource, there may not be perfect correlation.

If an asset-based security is backed by a bank letter of credit or other similar facility, the fund sub-adviser may take such backing into account in determining the creditworthiness of the issuer. While the market prices for an asset-based security and the related natural resource asset generally are expected to move in the same direction, there may not be perfect correlation in the two price movements. Asset-based securities may not be secured by a security interest in or claim on the underlying natural resource asset. The asset-based securities in which a fund may invest may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Certain asset-based securities may be payable at maturity in cash at the stated principal amount or, at the option of the holder, directly in a stated amount of the asset to which it is related. In such instance, because no fund presently intends to invest directly in natural resource assets, a fund would sell the asset-based security in the secondary market, to the extent one exists, prior to maturity if the value of the stated amount of the asset exceeds the stated principal amount and thereby realize the appreciation in the underlying asset.

There are special risks associated with certain types of natural resource assets that will also affect the value of asset-based securities related to those assets. For example, prices of precious metals and of precious metals related securities historically have been very volatile, which may adversely affect the financial condition of companies involved with precious metals. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a significant impact on the prices of precious metals. Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals.

Certain funds may invest in the equity securities of companies that explore for, extract, process or deal in precious metals (e.g., gold, silver and platinum), and in asset-based securities indexed to the value of such metals. Such securities may be purchased when they are believed to be attractively priced in relation to the value of a company’s precious metal-related assets or when the values of precious metals are expected to benefit from inflationary pressure or other economic, political or financial uncertainty or instability. Based on historical experience, during periods of economic or financial instability the securities of companies involved in precious metals may be subject to extreme price fluctuations, reflecting the high volatility of precious metal prices during such periods. In addition, the instability of precious metal prices may result in volatile earnings of precious metal-related companies, which may, in turn, adversely affect the financial condition of such companies.

The major producers of gold include the Republic of South Africa, Russia, Canada, the United States, Brazil and Australia. Sales of gold by Russia are largely unpredictable and often relate to political and economic considerations rather than to market forces. Economic, financial, social and political factors within South Africa may significantly affect South African gold production.

BANK OBLIGATIONS

If a fund concentrates in U.S. bank obligations, a fund will be particularly sensitive to adverse events affecting U.S. banks. Banks are sensitive to changes in money market and general economic conditions, as well as decisions by regulators that can affect banks’ profitability.

BONDS

Like common stocks, bonds fluctuate in value, although the factors causing this may be different, including:

■

CHANGES IN INTEREST RATES. Bond prices tend to move inversely to interest rates. Why? Because when interest rates on new bond issues go up, rates on existing bonds stay the same and they become less desirable. When rates go down, the reverse happens. This is also true for most preferred stocks and some convertible securities.

■

LENGTH OF TIME TO MATURITY. When a bond matures, the issuer must pay the owner its face value. If the maturity date is a long way off, many things can affect its value, so a bond generally is more volatile the farther it is from maturity. As that date approaches, fluctuations usually become smaller and the price gets closer to face value.

■

DEFAULTS. Bond issuers make at least two promises: (1) to pay interest during the bond’s term; and (2) to return principal when it matures. If an issuer fails to keep one or both of these promises, the bond will probably drop in price dramatically, and may even become worthless.

■

DECLINES IN RATINGS. At the time of issue, most bonds are rated by professional rating services, such as Moody’s Investors Service (“Moody’s”) and Standard & Poor’s Ratings Group (“S&P”). The stronger the financial backing behind the bond, the higher the rating. If this backing is weakened or lost, the rating service may downgrade the bond’s rating. This is virtually certain to cause the bond to drop in price.

■

LOW QUALITY. High-yield/high-risk securities (commonly known as “junk bonds”) have greater credit risk; are more sensitive to interest rate movements; are considered more speculative; have a greater vulnerability to economic changes, subject to greater price volatility; and are less liquid than higher quality fixed-income securities. These securities may be more susceptible to credit risk and market risk than higher quality debt securities because their issuers may be less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for higher quality debt securities. As a result, a sub-adviser of a fund may find it more difficult to sell these securities or may have to sell them at lower prices. High-yield securities are not generally meant for short-term investing.

■

LOSS OF LIQUIDITY. If a bond is downgraded, or for other reasons drops in price, or if the bond is a type of investment that falls out of favor with investors, the market demand for it may “dry up.” In that case, the bond may be hard to sell or “liquidate” (convert to cash).

COMMODITIES

To the extent a fund invests in instruments whose performance is linked to the price of an underlying commodity or commodity index, the fund will be subject to the risks of investing in physical commodities, including regulatory, economic and political developments, weather events and natural disasters and market disruptions. The fund’s investment exposure to the commodities markets may subject the fund to greater volatility than investments in more traditional securities, such as stocks and bonds.

COMMON STOCKS

Stocks may be volatile – their prices may go up and down dramatically over the shorter term. Many factors may cause common stocks to go up and down in price. A major factor is the financial performance of the company that issues the stock. Other factors include the overall economy, conditions in a particular industry, and monetary factors like interest rates. Because the stocks a fund may hold fluctuate in price, the value of a fund’s investments will go up and down.

CONVERTIBLE SECURITIES

Since preferred stocks and corporate bonds generally pay a stated return, their prices usually do not depend on the price of the company’s common stock. But some companies issue preferred stocks and bonds that are convertible into their common stocks. Linked to the common stock in this way, convertible securities typically go up and down in price as the common stock does, adding to their market risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

COUNTRY, SECTOR OR INDUSTRY FOCUS

Unless otherwise stated in a fund’s prospectus or SAI, as a fundamental policy governing concentration, no fund will invest more than 25% of its total assets in any one particular industry other than U.S. Government securities and its agencies (although the asset allocation funds may invest in underlying funds that may concentrate their investments in a particular industry). In addition, to the extent a fund invests a significant portion of its assets in one or more countries, sectors or industries at any time, the fund will face a greater risk of loss due to factors affecting the country, sector or industry than if the fund always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

CPIU MEASUREMENT

The CPIU is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. There can be no assurance that the CPIU will accurately measure the real rate of inflation in the prices of goods and services.

CREDIT ENHANCEMENT

Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a fixed-income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally, the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the sub-adviser usually evaluates the credit risk of a fixed-income security based solely upon its credit enhancement.

CREDIT

If an obligor (such as the issuer itself or a party offering credit enhancement) for a security held by the fund fails to pay, otherwise defaults, becomes insolvent or files for bankruptcy or is perceived to be less creditworthy, or a security’s credit rating is downgraded or the credit quality or value of any underlying assets declines, the value of your investment in the fund could decline. The fund may incur expenses to protect the fund’s interest in securities experiencing these events. If the fund enters into financial contracts (such as certain derivatives, repurchase agreements, reverse repurchase agreements, and when-issued, delayed delivery and forward commitment transactions), the fund will be subject to the credit risk presented by the counterparty. Credit risk is broadly gauged by the credit ratings of the securities in which the fund invests. However, ratings are only the opinions of the companies issuing them and are not guarantees as to quality. The fund is subject to greater levels of credit risk to the extent it invests in junk bonds. These securities have a higher risk of issuer default, are considered speculative and may involve significant risk of exposure to adverse conditions. These securities may be in default or in danger of default as to principal and interest. Unrated securities of comparable quality share these risks. The fund may invest in securities which are subordinated to more senior securities of the issuer, or which represent interests in pools of such subordinated securities. A default or even a perceived decline in creditworthiness of the issuer will have a greater impact on subordinated securities. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time. As a result, even a perceived decline in creditworthiness of the issuer is likely to have a greater impact on them.

CURRENCY

When a fund invests in securities denominated in foreign currencies, the fund may incur currency conversion costs and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or control banks, the imposition of currency controls and speculation.

CURRENCY HEDGING

A fund may hedge its currency risk, using currency futures, forwards or options. However, these instruments may not always work as intended; and a fund may be worse off than if it had not used a hedging instrument.

DEFENSIVE INVESTING

For temporary defensive purposes, a fund may, at times, choose to hold some or all of its assets in cash, or to invest that cash in a variety of debt securities. This may be done as a defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a fund increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. Furthermore, when a fund assumes a temporary defensive position it may not be able to achieve its investment objective.

DERIVATIVES

Derivatives involve special risks and costs and may result in losses to the fund. Using derivatives can have a leveraging effect which may increase investment losses and may increase fund volatility. Even a small investment in derivatives can have a disproportionate impact on a fund. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by a fund, especially in abnormal market conditions. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed-income securities. Derivatives also tend to involve greater liquidity risk. The fund may be unable to terminate or sell its derivative positions. In fact, many over-the-counter derivative instruments will not have liquidity beyond the counterparty to the instrument. The fund’s use of derivatives may also increase the amount of taxes payable by shareholders. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation are not yet fully known and may not be for some time. New regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance.

Using derivatives, especially for non-hedging purposes, may involve greater risks to the fund than investing directly in securities, particularly as these instruments may be very complex and may not behave in the manner anticipated by the fund. Risks associated with the use of derivatives are magnified to the extent that a large portion of the fund’s assets are committed to derivatives in general or are invested in just one or a few types of derivatives.

When the fund enters into derivative transactions, it may be required to segregate assets, or enter into offsetting positions, in accordance with applicable regulations. Such segregation will not limit the fund’s exposure to loss, however, and the fund will have investment risk with respect to both the derivative itself and the assets that have been segregated to cover the fund’s derivative exposure. If the segregated assets represent a large portion of the fund’s portfolio, this may impede portfolio management or the fund’s ability to meet redemption requests or other current obligations.

Some derivatives may be difficult to value, or may be subject to the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. In addition, derivatives may be subject to market risk, interest rate risk and credit risk. A fund could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. A fund’s sub-adviser may not make use of derivatives for a variety of reasons.

A fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. The following provides a general discussion of important risk factors relating to all derivative instruments that may be used by the funds:

■

MANAGEMENT RISK. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

■

CREDIT RISK. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (counterparty) to make required payments or otherwise comply with the contract’s terms. Additionally, credit default swaps could result in losses if a fund does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

■

LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to sell. Although most of the fund’s securities must be liquid at the time of investment, securities may become illiquid after purchase by the fund, particularly during periods of market turmoil. When the fund holds illiquid investments, the portfolio may be harder to value, especially in changing markets, and if the fund is forced to sell these investments to meet redemptions or for other cash needs, the fund may suffer a loss. In addition, when there is illiquidity in the market for certain securities, the fund, due to limitations on investments in illiquid securities, may be unable to achieve its desired level of exposure to a certain sector.

■

LEVERAGE RISK. When the fund engages in transactions that have a leveraging effect on the fund’s portfolio, the value of the fund will be more volatile and all other risks will tend to be compounded. This is because leverage generally magnifies the effect of any increase or decrease in the value of the fund’s underlying assets or creates investment risk with respect to a larger pool of assets than the fund would otherwise have. The fund may take on leveraging risk by, among other things, engaging in derivative, when-issued, delayed-delivery, forward commitment or forward roll transactions or reverse repurchase agreements. Engaging in such transactions may cause the fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.

■

LACK OF AVAILABILITY. Suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that a fund will engage in derivatives transactions at any time or from time to time. A fund’s ability to use derivatives may be limited by certain regulatory and tax considerations.

■

MARKET AND OTHER RISKS. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way that is detrimental to a fund’s interest. If a fund manager incorrectly forecasts the value of securities, currencies or interest rates or other economic factors in using derivatives for a fund, the fund might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, the can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. A fund may also have to buy or sell a security at a disadvantageous time or price because the fund is legally required to maintain offsetting positions or asset coverage in connection with certain derivative transactions.

Other risks in using derivatives include the risk of mis-pricing or improper valuation of derivatives and the lack of correlation with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a fund’s use of derivatives may cause the fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates when distributed to shareholders) than if the fund had not used such instruments.

DISTRESSED SECURITIES

Certain funds may invest in distressed securities. Distressed securities are speculative and involve substantial risks. Generally, a fund will invest in distressed securities when the sub-adviser believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. However, there can be no assurance that a fund will achieve these returns or that the issuer will make an exchange offer or adopt a plan of reorganization. A fund will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

DIVERSIFICATION

The 1940 Act classifies investment companies as either diversified or non-diversified. Diversification is the practice of spreading a fund’s assets over a number of issuers to reduce risk. A diversified fund may not purchase securities of an issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, with respect to 75% of its total assets, (a) more than 5% of the fund’s total assets would be invested in securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer. With respect to the remaining 25% of its total assets, a fund can invest more than 5% of its assets in one issuer. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the issuing entity and only the assets and revenues of such entity back the security, such entity is deemed to be the sole issuer. Similarly, in the case of a private activity bond, if only the assets and revenues of the nongovernmental user back that bond, then such nongovernmental user is deemed to be the sole issuer. If, however, in either case, the creating government or some other entity guarantees a security, such a guarantee would be considered a separate security and is to be treated as an issue of such government or other entity. Under the 1940 Act, the fund cannot change its classification from diversified to non-diversified without shareholder approval. A non-diversified fund has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified fund, its share price can be expected to fluctuate more than a diversified fund.

All of the funds, except Transamerica AQR Managed Futures Strategy, Transamerica Clarion Global Real Estate Securities, Transamerica First Quadrant Global Macro, Transamerica Goldman Sachs Commodity Strategy, Transamerica JPMorgan International Bond, Transamerica Logan Circle Emerging Markets Debt, Transamerica Morgan Stanley Emerging Markets Debt, Transamerica PIMCO Real Return TIPS and Transamerica Third Avenue Value, are diversified funds under the 1940 Act (although the asset allocation funds qualify as diversified funds under the 1940 Act, certain of the underlying funds in which they invest do not).

Transamerica AQR Managed Futures Strategy, Transamerica Clarion Global Real Estate Securities, Transamerica First Quadrant Global Macro, Transamerica Goldman Sachs Commodity Strategy, Transamerica JPMorgan International Bond, Transamerica Logan Circle Emerging Markets Debt, Transamerica Morgan Stanley Emerging Markets Debt, Transamerica PIMCO Real Return TIPS and Transamerica Third Avenue Value each reserve the right to become a diversified fund (as defined by the 1940 Act).

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets are subject to foreign securities risks. These risks are greater for investments in emerging markets.

EQUITY SECURITIES

Equity securities include common and preferred stocks. Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

EXCHANGE-TRADED FUNDS (“ETFS”)

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and a fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF’s shares may trade above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

EXCHANGE TRADED NOTES (“ETNS”)

Certain funds may invest in ETNs. ETNs are generally notes representing debt of the issuer, usually a financial institution. ETNs combine both aspects of bonds and ETFs. An ETN’s returns are based on the performance of one or more underlying assets, reference rates or indexes, minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN’s maturity, at which time the issuer will pay a return linked to the performance of the specific asset, index or rate (“reference instrument”) to which the ETN is linked minus certain fees. Unlike regular bonds, ETNs do not make periodic interest payments, and principal is not protected.

The value of an ETN may be influenced by, among other things, time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying markets, changes in the applicable interest rates, the performance of the reference instrument, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the reference instrument. An ETN that is tied to a reference instrument may not replicate the performance of the reference instrument. ETNs also incur certain expenses not incurred by their applicable reference instrument. Some ETNs that use leverage can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Levered ETNs are subject to the same risk as other instruments that use leverage in any form. While leverage allows for greater potential return, the potential for loss is also greater. Finally, additional losses may be incurred if the investment loses value because, in addition to the money lost on the investment, the loan still needs to be repaid.

Because the return on the ETN is dependent on the issuer’s ability or willingness to meet its obligations, the value of the ETN may change due to a change in the issuer’s credit rating, despite no change in the underlying reference instrument. The market value of ETN shares may differ from the value of the reference instrument. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the assets underlying the reference instrument that the ETN seeks to track.

There may be restrictions on a fund’s right to redeem its investment in an ETN, which are generally meant to be held until maturity. The fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. An investor in an ETN could lose some or all of the amount invested.

FIXED-INCOME INSTRUMENTS

Some funds invest in “Fixed-Income Instruments,” which include, among others:

■

securities issued or guaranteed by the U.S. government, its agencies or government-sponsored enterprises, including issues by non-government-sponsored entities (like financial institutions) that carry direct guarantees from U.S. government agencies as part of government initiatives in response to the market crisis or otherwise (“U.S. government securities”);

■	corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
■	mortgage-backed and other asset-backed securities;
■	inflation-indexed bonds issued both by governments and corporations;
■	structured notes, including hybrid or “indexed” securities, event-linked bonds and loan participations;
■	delayed funding loans and revolving credit facilities;
■	bank certificates of deposit, fixed time deposits and bankers’ acceptances;
■	repurchase agreements and reverse repurchase agreements;
■	debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;
■	obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and
■	obligations of international agencies or supranational entities.

The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

■	market risk: fluctuations in market value
■

interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down. The longer the maturity or duration, the more sensitive the value of a fixed-income security is to fluctuations in interest rates

■

prepayment or call risk: declining interest rates may cause issuers of securities held by the fund to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the fund to reinvest in lower yielding securities

■

extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes

■

default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines. The fund may incur expenses to protect the fund’s interest in securities experiencing these events. If the fund invests in securities that are subordinated to other securities, or which represent interests in pools of such subordinated securities, those investments may be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the fund’s sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the fund, or if an issuer of such a security has difficulty meeting its obligations, the fund may become the holder of a restructured security or of underlying assets. In that case, the fund may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

Some funds also may invest in derivatives based on fixed-income instruments.

FOCUSED INVESTING

To the extent the fund invests in a limited number of issuers, changes in the value of individual securities may have a significant impact on your investment.

FOREIGN SECURITIES

Foreign securities are investments offered by non-U.S. companies, governments and government agencies. They involve risks in addition to those associated with securities of domestic issuers, including:

■

CHANGES IN CURRENCY VALUES. Foreign securities may be sold in currencies other than U.S. dollars. If a currency’s value drops relative to the dollar, the value of your fund shares could drop too. Also, dividend and interest payments may be lower. Factors affecting exchange rates include, without limitation: differing interest rates among countries; balances of trade; amount of a country’s overseas investments; and intervention by banks. Some funds also invest in American Depositary Receipts (“ADRs”) and American Depositary Shares (“ADSs”). They represent securities of foreign companies traded on U.S.

exchanges, and their values are expressed in U.S. dollars. Changes in the value of the underlying foreign currency will change the value of the ADRs or ADSs. The fund may incur costs when it converts other currencies into dollars, and vice-versa.

■	CURRENCY SPECULATION. The foreign currency market is largely unregulated and subject to speculation. A fund’s investments in foreign currency-denominated securities may reduce the returns of the fund.

■	DIFFERING ACCOUNTING AND REPORTING PRACTICES. Foreign tax laws are different, as are laws, practices and standards for accounting, auditing and reporting data to investors.

■	LESS INFORMATION AVAILABLE TO THE PUBLIC. Foreign companies usually make far less information available to the public.

■	LESS REGULATION. Securities regulations in many foreign countries are more lax than in the U.S. In addition, regulation of banks and capital markets can be weak.

■	MORE COMPLEX NEGOTIATIONS. Because of differing business and legal procedures, a fund might find it hard to enforce obligations or negotiate favorable brokerage commission rates.

■	LESS LIQUIDITY/MORE VOLATILITY. Some foreign securities are harder to convert to cash than U.S. securities, and their prices may fluctuate more dramatically.

■	SETTLEMENT DELAYS. “Settlement” is the process of completing payment and delivery of a securities transaction. In many countries, this process takes longer than it does in the U.S.

■	HIGHER CUSTODIAL CHARGES. Fees charged by the fund’s custodian for holding shares are higher for foreign securities than those of domestic securities.

■

VULNERABILITY TO SEIZURE AND TAXES. Some governments can seize assets. They may also limit movement of assets from the country. Fund interest, dividends and capital gains may be subject to foreign withholding taxes.

■

POLITICAL OR FINANCIAL INSTABILITY AND SMALL MARKETS. Developing countries can be politically unstable. Economies can be dominated by a few industries, and markets may trade a small number of securities.

■	DIFFERENT MARKET TRADING DAYS. Foreign markets may not be open for trading the same days as U.S. markets are open, and asset values can change before a transaction occurs.

■

CURRENCY HEDGING. A fund may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a fund’s currency exposure from one currency to another removes the fund’s opportunity to profit from the original currency and involves a risk of increased losses for the fund if the sub-adviser’s projection of future exchange rates is inaccurate.

■

EMERGING MARKETS RISK. Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign exposure risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries typically are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging markets countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid, more difficult to value and more volatile than investments in developed countries. In addition, a fund investing in emerging markets countries may be required to establish special custody or other arrangements before investing.

FORWARD FOREIGN CURRENCY CONTRACTS

A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are used as a hedge against fluctuations in foreign exchange rates. Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of securities, or prevent losses if the prices of the fund’s securities decline. Such hedging transactions preclude the opportunity for a gain if the value of the hedging currency should rise. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to the fund’s limitations on investing in illiquid securities. If a fund’s manager makes the incorrect prediction, the opportunity for loss can be magnified.

GEOGRAPHIC

To the extent the fund invests a significant portion of its assets in issuers located in a single country, a small number of countries, or a particular geographic region, the fund will be more susceptible to negative events affecting those countries or that region and could be more volatile than the performance of a more geographically diverse fund. Geographic risk is especially high in emerging markets.

GROWTH STOCKS

Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks may be particularly susceptible to rapid price swings or to adverse developments. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

HIGH-YIELD DEBT SECURITIES

High-yield debt securities, or junk bonds, are securities that are rated below “investment grade” (that is, securities rated below Baa/BBB) or, if unrated, are considered by the sub-adviser to be of equivalent quality. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Junk bonds have a higher risk of default, tend to be less liquid and may be more difficult to value.

HYBRID INSTRUMENTS

Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark. The risks of investing in hybrid instruments may reflect a combination of the risks of investing in securities, derivatives, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional securities. Hybrid instruments are also potentially more volatile and may carry greater interest rate risks than traditional instruments. Moreover, depending on the structure of the particular hybrid, it may expose a fund to leverage risks or carry liquidity risks.

ILLIQUID AND RESTRICTED/144A SECURITIES

Certain funds may invest in illiquid securities (i.e., securities that are not readily marketable). In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act of 1933 (the “1933 Act”). Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can readily be resold or on an issuer’s ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments. Rule 144A under the 1933 Act established a “safe harbor” from the registration requirements of the 1933 Act for resale of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing a Rule 144A-eligible security held by a fund could, however, adversely affect the marketability of such security and the fund might be unable to dispose of such security promptly or at reasonable prices.

INCREASE IN EXPENSES

Your actual costs of investing in the fund may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.

INFLATION

A fund is subject to the risk that the value of assets or income from the fund’s investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the value of the fund’s assets can decline, as can the value of the fund’s distributions. This risk is more pronounced for funds that invest a substantial portion of their assets in fixed-income securities with longer maturities.

INTEREST RATES

Fixed-income securities have varying levels of sensitivity to changes in interest rates. In general, the price of a fixed-income security tends to fall when interest rates rise and can rise when interest rates fall. A change in interest rates will not have the same impact on all fixed-income securities. Generally, the longer the maturity or duration of a fixed-income security, the greater the impact of a rise in interest rates on the security’s value. In addition, different interest rate measures (such as short- and long-term interest rates and U.S. and foreign interest rates), or interest rates on different types of securities or securities of different issuers, may not necessarily change in the same amount or in the same direction. When interest rates go down, the income received by the fund, and the fund’s yield, may decline.

Certain fixed-income securities pay interest at variable or floating rates. Variable rate securities tend to reset at specified intervals, while floating rate securities may reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the impact of changes in market interest rates on the value of the security. However, some securities do not track the underlying index directly, but reset based on formulas that may produce a leveraging effect; others may also provide for interest payments that vary inversely with market rates. The market prices of these securities may fluctuate significantly when interest rates change. The fund’s yield may decline due to a decrease in market interest rates.

Inflation protected debt securities may react differently from other types of debt securities and tend to react to changes in “real” interest rates. Real interest rates represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, the price of an inflation protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation.

INTERNET OR INTRANET SECTOR RISK

Certain funds may invest primarily in companies engaged in Internet and Intranet related activities. The value of such companies is particularly sensitive to rapidly changing technology, extensive government regulation and relatively high risks of obsolescence caused by scientific and technological advances. The value of such funds’ shares may fluctuate more than shares of a fund investing in a broader range of industries.

INVESTING AGGRESSIVELY

The value of developing company stocks may be volatile and can drop significantly in a short period of time. Rights, options and futures contracts may not be exercised and may expire worthless. Warrants and rights may be less liquid than stocks. Use of futures and other derivatives may make the fund more volatile.

INVESTMENT STRATEGIES

A fund is permitted to use other securities and investment strategies in pursuit of its investment objective, subject to limits established by the funds’ Board of Trustees. No fund is under any obligation to use any of the techniques or strategies at any given time or under any particular economic condition. Certain instruments and investment strategies may expose the funds to other risks and considerations, which are discussed in the funds’ SAI.

IPOs

Initial public offerings (“IPOs”) are subject to specific risks which include, among others:

■	high volatility;
■	no track record for consideration;
■	securities may be illiquid; and
■	earnings are less predictable.

INVESTMENT STYLE

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A fund may outperform or underperform other funds that employ a different investment style. A fund may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. The value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

ISSUER-SPECIFIC CHANGES

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain other types of securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

LEVERAGING

The value of your investment may be more volatile if the fund borrows or uses derivatives that have a leveraging effect on the fund. Other risks also will be compounded. This is because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have had. The fund also may have to sell assets at inopportune times to satisfy its obligations.

LIQUIDITY

Some securities held by the fund may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. If the fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the fund may be forced to sell at a loss.

LOANS

Certain funds may invest in certain commercial loans, including loans generally known as “syndicated bank loans,” by acquiring participations or assignments in such loans. The lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and a fund’s ability to dispose of particular assignments or participations when necessary to meet redemptions of shares or to meet the fund’s liquidity needs. When purchasing a participation, a fund may be subject to the credit risks of both the borrower and the lender that is selling the participation. When purchasing a loan assignment, a fund acquires direct rights against the borrowers, but only to the extent of those held by the assigning lender. Investment in loans through a direct assignment from the financial institution’s interests with respect to a loan may involve additional risks to a fund. It is also unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a fund relies on its sub-adviser’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the fund.

MARKET

The market prices of the fund’s securities may go up or down, sometimes rapidly or unpredictably. If the market prices of the securities owned by the fund fall, the value of your investment in the fund will decline. The value of a security may fall due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. The fund may experience a substantial or complete loss on any individual security. The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility. The financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken various steps to support financial markets. The withdrawal of this support could negatively affect the value and liquidity of certain securities. In addition, legislation recently enacted in the U.S. calls for changes in many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be fully known for some time.

Changes in market conditions will not have the same impact on all types of securities. The value of a security may also fall due to specific conditions that affect a particular sector of the securities market or a particular issuer.

MARKET AND SELECTION

Market risk is the risk that one or more markets in which the fund invests may go down in value. Selection risk is the risk that the securities selected by fund management may underperform the market or other securities selected by other funds. This means you lose money.

MASTER LIMITED PARTNERSHIPS

Holders of MLP units have limited control and voting rights, similar to those of a limited partner. An MLP could be taxed, contrary to its intention, as a corporation, resulting in decreased returns. MLPs may, for tax purposes, affect the character of the gain and loss realized by a fund and affect the holding period of a fund’s assets.

MID-CAP SECURITIES

The securities of mid-cap companies generally trade in lower volumes and are generally subject to greater and less predictable price changes than the securities of larger capitalization companies.

MORTGAGE-RELATED SECURITIES

Mortgage-related securities in which the fund may invest represent pools of mortgage loans assembled for sales to investors by various governmental agencies or government-related fluctuation organizations, as well as by private issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Unlike mortgage-related securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Mortgage-related securities are subject to special risks. The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer’s underlying asset portfolio and, in certain cases, the issuer’s ability to issue replacement securities (such as asset-backed commercial paper). As a result, there could be losses to the fund in the event of credit or market value deterioration in the issuer’s underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer’s inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the fund may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. The fund’s investments in mortgage-related securities are also exposed to prepayment or call risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the fund to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. This is known as extension risk.

NATURAL RESOURCE-RELATED SECURITIES

Because the fund concentrates its investments in natural resource-related securities, the fund is subject to the risks associated with natural resource investments in addition to the general risk of the stock market. This means the fund is more vulnerable to the Price movements of natural resources and factors that particularly affect the oil, gas, mining, energy, chemicals, paper, steel or agriculture sectors than a more broadly diversified fund. Because the fund invests primarily in companies with natural resource assets, there is the risk that the fund will perform poorly during a downturn in natural resource prices.

NON-DIVERSIFICATION

The fund is classified as “non-diversified,” which means it may invest in a larger percentage of its assets in one issuer than a diversified fund. To the extent the fund invests its assets in fewer issuers, the fund will be more susceptible to negative events affecting those issuers.

OTHER INVESTMENT COMPANIES

To the extent that a fund, including an asset allocation fund, invests in other investment companies, including exchange-traded funds, it bears its pro rata share of these investment companies’ expenses and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

PORTFOLIO SELECTION

The sub-adviser’s judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.

PORTFOLIO TURNOVER

A fund may engage in a significant number of short-term transactions, which may lower fund performance. High turnover rate will not limit a manager’s ability to buy or sell securities for these funds. Increased turnover (100% or more) results in higher brokerage costs or mark-up charges for a fund. The funds ultimately pass these charges on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income when distributed to shareholders.

PRECIOUS METALS RELATED SECURITIES

Prices of precious metals and of precious metals related securities historically have been very volatile. The high volatility of precious metal prices may adversely affect the financial condition of companies involved with precious metals. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a significant impact on the prices of precious metals. Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals.

PREFERRED STOCKS

Preferred stock represents an interest in a company that generally entitles the holder to receive, in preference to the holders of the company’s common stock, dividends and a fixed share of the proceeds resulting from any liquidation of the company. Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. Preferred stocks may pay fixed or adjustable rates of return. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company’s creditworthiness. Shareholders of preferred stock may suffer a loss of value if dividends are not paid. Preferred stock does not generally carry voting rights.

PREPAYMENT OR CALL

Many issuers have a right to prepay their securities. If interest rates fall, an issuer may exercise this right. If this happens, the fund will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security. The fund also may lose any premium it paid on the security.

REAL ESTATE INVESTMENT TRUSTS (“REITS”)

Equity REITs can be affected by any changes in the value of the properties owned. A REIT’s performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants’ failure to pay rent or poor management. A REIT’s performance also depends on the company’s ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law could adversely affect the value of a particular REIT or the market for REITs as a whole.

REAL ESTATE SECURITIES

Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include:

■	declining real estate value
■	risks relating to general and local economic conditions
■	over-building
■	increased competition for assets in local and regional markets
■	increases in property taxes
■	increases in operating expenses or interest rates
■	change in neighborhood value or the appeal of properties to tenants

■	insufficient levels of occupancy
■	inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by management of insurance risks, adequacy of financing available in capital markets, management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

REDEMPTION—MONEY MARKET FUNDS

The fund may experience heavy redemptions, particularly during periods of declining or illiquid markets that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value and that could affect the fund’s ability to maintain a $1.00 share price.

REPURCHASE AGREEMENTS

If the other party to a repurchase agreement defaults on its obligation, the fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security and the market value declines, the fund could lose money. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the fund’s ability to dispose of the underlying securities may be restricted.

SHORT SALES

A short sale may be effected by selling a security that the fund does not own. If the price of the security sold short increases, the fund would incur a loss; conversely, if the price declines, the fund will realize a gain. Although the gain is limited by the price at which the security was sold short, the loss is potentially unlimited. The fund may also pay transaction costs and borrowing fees in connection with short sales.

RISK YIELD FLUCTUATION—MONEY MARKET FUNDS

The amount of income you receive from the fund will go up or down depending on day-to-day variations in short-term interest rates; and when interest rates are very low, the fund’s expenses could absorb all or a significant portion of the fund’s income.

RULE 144A SECURITIES

Rule 144A permits certain qualified institutional buyers, such as the fund, to trade in privately placed securities that have not been registered for sale to the public. Rule 144A securities may be deemed illiquid, and the fund might be unable to dispose of such securities promptly or at reasonable prices.

SECTOR

Sector risk is the risk that the fund concentration in the securities of companies in a specific market sector or industry will cause the fund to be more exposed to the price movements of companies in and developments affecting that sector or industry than a more broadly diversified fund. Because the fund invests primarily in one sector, there is the risk that the fund will perform poorly during a downturn in that sector.

SECURITIES LENDING

Certain funds may lend securities to other financial institutions that provide cash or other securities as collateral. This involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a fund may lose money and there may be a delay in recovering the loaned securities. A fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences to a fund.

SHORT SALES

A short sale may be effected by selling a security that the fund does not own. In order to deliver the security to the purchaser, the fund borrows the security, typically from a broker-dealer or an institutional investor. The fund later closes out the position by returning the security to the lender. If the price of the security sold short increases, the fund would incur a loss; conversely, if the price declines, the fund will realize a gain. Although the gain is limited by the price at which the security was sold short, the loss is potentially unlimited. The fund’s use of short sales in an attempt to improve performance or to reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if the fund held only long positions. The fund may be unable to close out a short position at an acceptable price, and may have to sell related long positions at disadvantageous times to produce cash to unwind a short position. Short selling involves higher transaction costs than typical long-only investing.

A short sale may also be effected “against the box” if, at all times when the short position is open, the fund contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short. In the event that the fund were to sell securities short “against the box” and the price of such securities were to then increase rather than decrease, the fund would forego the potential realization of the increased value of the shares sold short.

SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies, particularly developing companies, generally are subject to more volatility in price than larger company securities. Smaller companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

SMALL, UNSEASONED COMPANIES

Small, unseasoned companies are described as companies that have been in operation less than three years, including the operations of any predecessors. These securities might have limited liquidity and their prices may be very volatile.

SMALLER COMPANIES

Small companies may be more at risk than larger companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on limited management groups.

SOVEREIGN DEBT

Sovereign debt instruments, which are debt obligations issued or guaranteed by a foreign governmental entity, are subject to the risk that the governmental entity may delay or fail to pay interest or repay principal on debt that it has issued or guaranteed, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, relationships with other lenders such as commercial banks, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans, or it may ask for forgiveness of interest or principal on its existing debt. On the other hand, a governmental entity may be unwilling to renegotiate the terms of its sovereign debt. There may be no established legal process for a U.S. bondholder (such as the fund) to enforce its rights against a governmental entity that does not fulfill its obligations, nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.

SPECIAL SITUATIONS

Certain funds may invest in “special situations” from time to time. Special situations arise when, in the opinion of a fund manager, a company’s securities may be undervalued, then potentially increase considerably in price, due to:

■	a new product or process;
■	a management change;
■	a technological breakthrough;
■	an extraordinary corporate event; or
■	a temporary imbalance in the supply of, and demand for, the securities of an issuer.

Investing in a special situation carries an additional risk of loss if the expected development does not happen or does not attract the expected attention. The impact of special situation investing to a fund will depend on the size of the fund’s investment in a situation.

STOCKS

Stocks may be volatile—their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the overall economy.

STRUCTURED INSTRUMENTS

Some funds may invest in various types of structured instruments, including securities that have demand, tender or put features, or interest rate rest features. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security, and some may be asset-backed or mortgage-backed securities. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure from which they are issued.

SUBORDINATION RISK

Some funds may invest in securities, such as certain structured securities or high-yield debt securities, which are subordinated to more senior securities of the issuer, or which represent interests in pools of such subordinated securities. Under the terms of subordinated securities, payments that would otherwise be made to their holders may be required to be made to the holders of more senior securities, and/or the subordinated or junior securities may have junior liens, if they have any rights at all, in any collateral (meaning proceeds of the collateral are required to be paid first to the holders of more senior securities). Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.

SWAPS AND SWAP-RELATED PRODUCTS

A fund’s sub-adviser may enter into swap transactions primarily to attempt to preserve a return or spread on a particular investment or portion of its fund. A fund also may enter into these transactions to attempt to protect against any increase in the price of securities the fund may consider buying at a later date.

■

COMMODITY SWAPS. An investment in a commodity swap agreement may, for example, involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, a fund will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, the fund may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, the fund may pay an adjustable or floating fee. With a “floating” rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, the fund may be required to pay a higher fee at each swap reset date.

■

INTEREST RATE SWAPS. Interest rate swaps involve the exchange by a fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The exchange commitments can involve payments to be made in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate floor.

A fund, subject to its investment restrictions, enters into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with a fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a fund’s obligations over its entitlements with respect to each interest rate swap, will be calculated on a daily basis. An amount of cash or other liquid assets having an aggregate net asset value at least equal to the accrued excess will be segregated by its custodian. If a fund enters into an interest rate swap on other than a net basis, it will maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap.

A fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction. A fund’s sub-adviser will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the fund will have contractual remedies pursuant to the agreements related to the transaction.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a fund sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

There is no limit on the amount of interest rate swap transactions that may be entered into by a fund, unless so stated in its investment objectives. These transactions may in some instances involve the delivery of securities or other underlying assets by a fund or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the interest payments that a fund is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, a fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. A fund may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.

TAX

In order to qualify as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended, the fund must meet certain requirements regarding, among other things, the source of its income. Any income the fund derives from investments in certain hard asset ETFs, such as certain commodity ETFs, must be limited to a maximum of 10% of the fund’s gross income. If the fund fails to qualify as a RIC, the fund will be subject to federal income tax on its net income at regular corporate rates (without reduction for distributions to shareholders). When distributed, that income would also be taxable to shareholders as an ordinary dividend to the extent attributable to the fund’s earnings and profits. If the fund were to fail to qualify as a RIC and become subject to federal income tax, shareholders of the fund would be subject to the risks of diminished returns.

UNDERLYING FUNDS

An asset allocation fund’s ability to achieve its objective depends largely on the performance of the underlying funds in which it invests, a pro rata portion of whose operating expenses the asset allocation fund bears. Each underlying fund’s performance, in turn, depends on the particular securities in which that underlying fund invests. Accordingly, each asset allocation fund is subject indirectly to all the risks associated with its underlying funds. These risks include the risks described herein. In addition, an asset allocation fund may own a significant portion of the shares of the underlying funds in which it invests. Transactions by an asset allocation fund may be disruptive to the management of these underlying funds, which may experience large inflows or redemptions of assets as a result. An asset allocation fund’s investments may have an impact on the operating expenses of the underlying funds and may generate or increase the levels of taxable returns recognized by the asset allocation fund or an underlying fund.

U.S. GOVERNMENT AGENCY OBLIGATIONS

Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the United States generally present a lesser degree of credit risk than securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agency.

VALUATION

The sales price the fund could receive for any particular portfolio investment may differ from the fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology.

VALUE INVESTING

The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.

VARIABLE RATE DEMAND INSTRUMENTS

Variable rate demand instruments are securities that require the issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. Investors in these securities are subject to the risk that the dealer or bank may not repurchase the instrument. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. The funds treat demand instruments as short-term securities because their variable interest rate adjusts in response to changes in market rates even though their stated maturity may extend beyond 13 months.

VOLATILITY

The more an investment goes up and down in price, the more volatile it is said to be. Volatility increases the market risk (i.e., the risk of loss due to fluctuation in value) because even though your fund may go up more than the market in good times, it may also go down more than the market in bad times. If you decide to sell when a volatile fund is down, you could lose more. Price changes may be temporary or for extended periods.

WARRANTS AND RIGHTS

Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

YIELD FLUCTUATION—MONEY MARKET FUNDS

The amount of income you receive from the fund will go up or down depending on day-to-day variations in short-term interest rates; and when interest rates are very low, the fund’s expenses could absorb all or a significant portion of the fund’s income.

ZERO COUPON SECURITIES

Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as coupon payments).

Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which exposes investors to risks of payment default and volatility.